UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04015

Eaton Vance Mutual Funds Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Annual Report October 31, 2008

EATON VANCE
COMBINED
MONEY
MARKET
FUNDS

Cash Management Fund

Money Market Fund

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Money Market Funds as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duke E. Laflamme, CFA

Portfolio Manager

Economic and Market Conditions

•    During the year ended October 31, 2008, the U.S. economy began to slow as the credit crunch that had evolved from the subprime mortgage crisis of 2007 affected nearly every business sector. Economic growth in the third quarter of 2008 retracted 0.3%, down from a positive second quarter growth rate of 2.8%, according to preliminary data released by the U.S. Department of Commerce. Unemployment jumped to 6.5% in October 2008, up from 5.0% in April 2008 and 4.8% in October 2007.

•    During the second week of September 2008, the federal government took control of federally-chartered mortgage giants Fannie Mae and Freddie Mac. The following week, Lehman Brothers filed for bankruptcy protection and Merrill Lynch was acquired by Bank of America. Later in the month, Goldman Sachs and Morgan Stanley petitioned the Federal Reserve (the “Fed”) to become bank holding companies. These actions, in conjunction with Bear Stearns’ acquisition by JP Morgan in March, drastically redefined the Wall Street landscape. The Fed lowered the Federal Funds rate to 1.00% in the month of October 2008, after leaving the rate unchanged at its June, August and September meetings.

Management Discussion

•    At October 31, 2008, Cash Management Portfolio — in which the Funds invest their assets — had 75.8% of its net assets invested in high-quality commercial paper and high-quality U.S. Government Agency bonds. The Portfolio also invests in other high-quality short-term investments.

•    During the year ended October 31, 2008, shareholders of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund received $0.030 and $0.020 per share, respectively, in income dividends. An investment in each of the money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. However, each Fund is a participant in the U.S. Treasury Department’s Temporary Money Market Guaranty Program (the “Program”). Under the Program, amounts of Fund shares owned by shareholders as of the close of business on September 19, 2008 are guaranteed by the U.S. Treasury against loss, subject to certain conditions. The Program expires on April 30, 2009 unless further extended by the U.S. Treasury; however, the Program may not be extended beyond September 18, 2009. Although the Funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a Fund.

•    In addition to the Program announced by the U.S. Treasury Department on September 19, 2008, the Fed announced a number of programs to provide liquidity to the short-term credit markets.

•    During the year, unprecedented market volatility gave the Fed ample reason to continue its target rate cutting policy. In light of increased risk in the market, management moved the portfolio towards higher quality, shorter maturity holdings.

•    Effective May 1, 2008, Elizabeth S. Kenyon was replaced as Portfolio Manager of the Portfolio by Duke Laflamme, CFA. Mr. Laflamme joined Eaton Vance in 1998, having been with Norwest Investment Management previously. He is a member and former Director of the Fixed Income Management Society of Boston and a member of the Boston Security Analysts Society. Mr. Laflamme earned Bachelor of Arts and Bachelor of Science degrees from Colorado State University.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Money Market Funds as of October 31, 2008

FUND PERFORMANCE

Performance

Eaton Vance Cash Management Fund(1)

Symbol	EHCXX

SEC Average Annual Total Returns
One Year	3.02%
Five Years	2.91
Ten Years	3.02
Life of Fund†	5.97

The Fund has no sales charge.

†Inception date: 1/27/75

Eaton Vance Money Market Fund(1)

Symbol	EVMXX

Average Annual Total Returns
One Year	2.04%
Five Years	2.00
Ten Years	2.16
Life of Fund†	2.61

SEC Average Annual Total Returns
One Year	-2.96%
Five Years	1.62
Ten Years	2.16
Life of Fund†	2.61

† Inception date: 4/5/95

(1)

Average Annual Total Returns do not include the applicable contingent deferred sales charge (CDSC). If the sales charge were deducted, performance would be lower. SEC Average Annual Total Returns reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Total Annual operating Expenses(2)

Eaton Vance Cash Management Fund Expense Ratio	0.62%
Eaton Vance Money Market Fund Expense Ratio	1.66%

(2) Source: Prospectus dated 3/1/08.

CURRENT SEC Yield (annualized) For the 7-Day Period Ended 10/31/08(3)

Eaton Vance Cash Management Fund	1.88%
Eaton Vance Money Market Fund	0.96

(3)

Past performance is no guarantee of future results. Performance is for the stated time period only; each Fund’s current yield may be lower or higher than the quoted yield. Yield quotation more closely reflects current earnings than quotations of total return. For current yield information, please call 1-800-262-1122.

Portfolio Composition

Asset Allocation

By net assets

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (if any) with all distributions reinvested. Performance is for the stated time period only; current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Money Market Funds as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Cash Management Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual	$1,000.00	$1,011.00	$2.93
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,022.20	$2.95

* Expenses are equal to the Fund's annualized expense ratio of 0.58% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Money Market Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual	$1,000.00	$1,006.20	$7.82
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,017.30	$7.86

* Expenses are equal to the Fund's annualized expense ratio of 1.55% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance Money Market Funds as of October 31, 2008

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of October 31, 2008

	Cash Management Fund	Money Market Fund
Assets
Investment in Cash Management Portfolio, at value	$342,863,492	$151,675,935
Receivable for Fund shares sold	817,819	354,904
Other assets	54,581	12,327
Total assets	$343,735,892	$152,043,166
Liabilities
Payable for Fund shares redeemed	$846,891	$1,069,453
Dividends payable	320,535	16,187
Payable to affiliate for distribution and service fees	—	133,570
Accrued expenses	50,985	30,001
Total liabilities	$1,218,411	$1,249,211
Net Assets	$342,517,481	$150,793,955
Sources of Net Assets
Paid-in capital	$343,090,132	$150,887,858
Accumulated net realized loss (computed on the basis of identified cost)	(544,365)	(84,294)
Accumulated distributions in excess of net investment income	(28,286)	(9,609)
Total	$342,517,481	$150,793,955
Shares of Beneficial Interest Outstanding
	343,094,788	150,887,844
Net Asset Value, Offering Price and Redemption Price Per Share
(Net assets ÷ shares of beneficial interest outstanding)	$1.00	$1.00

See notes to financial statements
4

Eaton Vance Money Market Funds as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended October 31, 2008

	Cash Management Fund	Money Market Fund
Investment Income
Interest allocated from Portfolio	$12,667,694	$3,633,088
Expenses allocated from Portfolio	(1,836,197)	(534,464)
Total investment income from Portfolio	$10,831,497	$3,098,624
Expenses
Trustees' fees and expenses	$1,902	$1,161
Distribution and service fees	—	902,564
Legal and accounting services	26,506	23,544
Printing and postage	17,049	15,409
Custodian fee	48,192	16,342
Insurance fee	28,046	5,806
Transfer and dividend disbursing agent fees	100,219	87,665
Registration fees	56,794	34,631
Miscellaneous	7,634	7,152
Total expenses	$286,342	$1,094,274
Net investment income	$10,545,155	$2,004,350
Realized and Unrealized Gain (Loss) from Portfolio
Net realized loss —
Investment transactions (identified cost basis)	$(544,003)	$(84,104)
Net realized loss	$(544,003)	$(84,104)
Net increase in net assets from operations	$10,001,152	$1,920,246

See notes to financial statements
5

Eaton Vance Money Market Funds as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended October 31, 2008

Increase (Decrease) in Net Assets	Cash Management Fund	Money Market Fund
From operations —
Net investment income	$10,545,155	$2,004,350
Net realized loss from investment transactions	(544,003)	(84,104)
Net increase in net assets from operations	$10,001,152	$1,920,246
Distributions to shareholders —
From net investment income	$(10,578,260)	$(2,014,042)
Total distributions to shareholders	$(10,578,260)	$(2,014,042)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$1,875,012,386	$210,603,145
Net asset value of shares issued to shareholders in payment of distributions declared	5,748,699	1,660,521
Cost of shares redeemed	(1,711,788,876)	(127,882,867)
Net increase in net assets from Fund share transactions	$168,972,209	$84,380,799
Net increase in net assets	$168,395,101	$84,287,003
Net Assets
At beginning of year	$174,122,380	$66,506,952
At end of year	$342,517,481	$150,793,955
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(28,286)	$(9,609)

See notes to financial statements
6

Eaton Vance Money Market Funds as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Period Ended October 31, 2007(1)

Increase (Decrease) in Net Assets	Cash Management Fund	Money Market Fund
From operations —
Net investment income	$5,654,800	$1,607,282
Net realized loss from investment transactions	(55)	(9)
Net increase in net assets from operations	$5,654,745	$1,607,273
Distributions to shareholders —
From net investment income	$(5,654,800)	$(1,607,282)
Total distributions to shareholders	$(5,654,800)	$(1,607,282)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$626,885,761	$82,204,969
Net asset value of shares issued to shareholders in payment of distributions declared	3,184,751	1,269,302
Cost of shares redeemed	(575,931,031)	(59,064,924)
Net increase in net assets from Fund share transactions	$54,139,481	$24,409,347
Net increase in net assets	$54,139,426	$24,409,338
Net Assets
At beginning of period	$119,982,954	$42,097,614
At end of period	$174,122,380	$66,506,952
Accumulated undistributed net investment income included in net assets
At end of period	$4,819	$83

(1)  For the ten months ended October 31, 2007.

See notes to financial statements
7

Eaton Vance Money Market Funds as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended December 31, 2006

Increase (Decrease) in Net Assets	Cash Management Fund	Money Market Fund
From operations —
Net investment income	$3,724,757	$1,517,337
Net realized loss from investment transactions, payments by affiliate and the disposal of investments which did not meet the Portfolio's investment guidelines	(197)	(113)
Net increase in net assets from operations	$3,724,560	$1,517,224
Distributions to shareholders —
From net investment income	$(3,724,704)	$(1,517,308)
Total distributions to shareholders	$(3,724,704)	$(1,517,308)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$164,749,685	$41,881,817
Net asset value of shares issued to shareholders in payment of distributions declared	2,345,894	1,198,865
Cost of shares redeemed	(142,081,892)	(49,322,436)
Net increase (decrease) in net assets from Fund share transactions	$25,013,687	$(6,241,754)
Net increase (decrease) in net assets	$25,013,543	$(6,241,838)
Net Assets
At beginning of year	$94,969,411	$48,339,452
At end of year	$119,982,954	$42,097,614
Accumulated undistributed net investment income included in net assets
At end of year	$4,819	$83

See notes to financial statements
8

Eaton Vance Money Market Funds as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Cash Management Fund
	Year Ended	Period Ended		Year Ended December 31,
	October 31, 2008	October 31, 2007(1)		2006		2005		2004	2003
Net asset value — Beginning of period	$1.000	$1.000		$1.000		$1.000		$1.000	$1.000
Income (loss) from operations
Net investment income	$0.030	$0.040		$0.043		$0.024		$0.006	$0.005
Less distributions
From net investment income	$(0.030)	$(0.040)		$(0.043)		$(0.024)		$(0.006)	$(0.005)
Total distributions	$(0.030)	$(0.040)		$(0.043)		$(0.024)		$(0.006)	$(0.005)
Net asset value — End of period	$1.000	$1.000		$1.000		$1.000		$1.000	$1.000
Total Return(2)	3.02%	4.04	%(7)	4.40	%(3)	2.48	%(3)	0.60%	0.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$342,517	$174,122		$119,983		$94,969		$98,165	$101,364
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.58%	0.62	%(6)	0.75%		0.80%		0.79%	0.68%
Net investment income	2.90%	4.82	%(6)	4.32%		2.46%		0.60%	0.47%

(1)  For the ten months ended October 31, 2007. The Fund changed its fiscal year-end from December 31 to October 31.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
9

Eaton Vance Money Market Funds as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Money Market Fund
	Year Ended	Period Ended		Year Ended December 31,
	October 31, 2008	October 31, 2007(1)		2006		2005		2004		2003
Net asset value — Beginning of period	$1.000	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations
Net investment income	$0.020	$0.031		$0.033		$0.014		$0.001		$—
Less distributions
From net investment income	$(0.020)	$(0.031)		$(0.033)		$(0.014)		$(0.001)		$—
Total distributions	$(0.020)	$(0.031)		$(0.033)		$(0.014)		$(0.001)		$—
Net asset value — End of period	$1.000	$1.000		$1.000		$1.000		$1.000		$1.000
Total Return(2)	2.04%	3.16	%(8)	3.32	%(3)	1.45	%(3)	0.05%		0.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$150,794	$66,507		$42,098		$48,339		$67,885		$100,241
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.54%	1.66	%(6)	1.80%		1.82%		1.31	%(7)	1.17	%(7)
Net investment income	1.90%	3.78	%(6)	3.30%		1.40%		0.04%		0.00%

(1)  For the ten months ended October 31, 2007. The Fund changed its fiscal year-end from December 31 to October 31.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  The principal underwriter voluntarily waived a portion of its distribution fee and the administrator subsidized certain operating expenses (equal to 0.40% and 0.49% of average daily net assets for the years ended December 31, 2004 and 2003, respectively). Absent this waiver and allocation, total return would have been lower.

(8)  Not annualized.

See notes to financial statements
10

Eaton Vance Money Market Funds as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Cash Management Fund (Cash Management Fund) and Eaton Vance Money Market Fund (Money Market Fund) (individually, the Fund and collectively, the Funds) are each diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Funds invest all of their investable assets in interests in Cash Management Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Funds. The value of each Fund's investment in the Portfolio reflects each Fund's proportionate interest in the net assets of the Portfolio (14.9% for Cash Management Fund and 6.6% for Money Market Fund at October 31, 2008). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Cash Management	$5	October 31, 2010

	20	October 31, 2011

	85	October 31, 2013

	197	October 31, 2014

	55	October 31, 2015

	544,003	October 31, 2016

Money Market	10	October 31, 2010

	5	October 31, 2011

	53	October 31, 2013

	113	October 31, 2014

	9	October 31, 2015

	84,104	October 31, 2016

As of October 31, 2008, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3 year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Money Market Funds as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the year ended October 31, 2008, the period ended October 31, 2007 and the year ended December 31, 2006 was as follows:

Year Ended October 31, 2008	Cash Management Fund	Money Market Fund
Distributions declared from:
Ordinary income	$10,578,260	$2,014,042
Period Ended October 31, 2007	Cash Management Fund	Money Market Fund
Distributions declared from:
Ordinary income	$5,654,800	$1,607,282

Year Ended December 31, 2006	Cash Management Fund	Money Market Fund
Distributions declared from:
Ordinary income	$3,724,704	$1,517,308

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Cash	Money Management Fund	Market Fund
Undistributed ordinary income	$292,249	$6,578
Capital loss carryforward	$(544,365)	$(84,294)
Other temporary differences	$(320,535)	$(16,187)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Funds, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Funds and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $6,254 and $5,389 from Cash Management Fund and Money Market Fund, respectively, in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds' principal underwriter, also received distribution and service fees from the Money Market Fund (see Note 4) and contingent deferred sales charges (see Note 5) from the Funds.

Except for Trustees of the Funds and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

12

Eaton Vance Money Market Funds as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plan

The Money Market Fund (the Fund) has in effect a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay EVD distribution fees of 0.75% per annum of its average daily net assets for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2008, the Fund paid or accrued to EVD $792,915, representing 0.75% of its average daily net assets. At October 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $14,564,900.

The Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets. The Trustees approved service fee payments equal to 0.15% per annum of the Fund's average daily net assets of shares outstanding for one year or more. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $109,649, representing 0.10% of its average daily net assets.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemption of shares of the Money Market Fund (other than those acquired as the result of an exchange from another Eaton Vance Fund) made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Shares of Money Market Fund and Cash Management Fund acquired as a result of an exchange from shares of another Eaton Vance Fund are subject to the original CDSC rate, if any, from the date of original purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on redemptions of Money Market Fund shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSCs received on redemptions of Money Market Fund shares when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Funds were informed that EVD received approximately $0 and $385,900 of CDSCs paid by shareholders of the Cash Management Fund and Money Market Fund, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in each Fund's investment in the Portfolio were as follows:

Cash Management Fund
Increases	$1,875,841,168
Decreases	1,722,010,837
Money Market Fund
Increases	$210,425,115
Decreases	129,278,387

7  Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At October 31, 2008, EVM owned approximately 18% of the outstanding shares of the Cash Management Fund.

8  Temporary Guarantee Program

Each of the Funds participates in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the Guarantee Program). Under the Guarantee Program, amounts of Fund shares owned by shareholders as of the close of business on September 19, 2008 are guaranteed by the U.S. Treasury against loss in the event (i) the Fund's market-based net asset value falls below $0.995 per share (i.e., rounds to less than $1.00 per share) and (ii) the Fund subsequently liquidates (the "guarantee event"). Upon such event, Fund shareholders who have continuously maintained a Fund account from

13

Eaton Vance Money Market Funds as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

September 19, 2008 until the guarantee event would be eligible to receive from the U.S. Treasury the difference between $1.00 per share and the Fund's net proceeds per share upon liquidation applied to the lesser of shares held by such shareholders on September 19, 2008 or on the date of the guarantee event. Investors who became Fund shareholders after September 19, 2008, or who owned an account in a Fund on September 19, 2008 but subsequently closed their account, would not receive a payment under the Guarantee Program. To participate in the Guarantee Program, each Fund paid a fee equal to .015% of the value of its shares outstanding as of September 19, 2008 at $1 per share. Such fee is being amortized to expense over the Guarantee Program's initial three-month period. Guarantee payments under the Guarantee Program are subject to an overall limit of approximately $50 billion for all eligible money market funds participating in the Guarantee Program. The Guarantee Program expires on December 18, 2008 unless extended by the U.S. Treasury; however, the Guarantee Program may not be extended beyond September 18, 2009. On November 24, 2008, the U.S. Treasury announced the extension of the Guarantee Program to April 30, 2009. Continued participation in the Guarantee Program by the Funds, which requires the payment of an additional fee, was approved by the Funds' Trustees on December 3, 2008.

9  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Money Market Funds as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual
Funds Trust and Shareholders of
Eaton Vance Cash Management
Fund and Eaton Vance Money Market Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund (the "Funds") (each a series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 1, 2007 to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2006, and the financial highlights for the year ended December 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund as of October 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period from January 1, 2007 to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

15

Eaton Vance Money Market Funds as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

16

Cash Management Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Asset Backed Securities — 1.4%
Principal Amount (000's omitted)	Security	Value
$3,732	AMCAR, Series 2008-AF, Class A1, 2.694%, 6/12/09	$3,731,866
969	CNH Equipment Trust, Series 2008-A, Class A1, 2.753%, 5/11/09	969,342
5,974	CNH Equipment Trust, Series 2008-B, Class A1, 2.917%, 6/12/09	5,973,914
2,880	FORDO, Series 2008-B, Class A1, 2.766%, 5/15/09	2,879,647
8,323	HAROT, Series 2008-1, Class A1, 2.916%, 7/20/09	8,322,585
7,537	HART, Series 2008-A, Class A1, 2.849%, 7/15/09	7,537,367
2,579	JDOT, Series 2008-A, Class A1, 2.741%, 5/8/09	2,578,550
Total Asset Backed Securities (identified cost $31,993,271)		$31,993,271
Certificates of Deposit — 3.1%
Principal Amount (000's omitted)	Security	Value
$10,000	Abbey National Treasury Services PLC, 4.828%, 2/13/09(1)	$10,000,000
21,000	Bank of Ireland, CT, 4.353%, 3/3/09(1)	21,000,000
17,000	Barclays Bank PLC, NY, 5.038%, 3/12/09(1)	17,000,000
19,384	Royal Bank of Canada, NY, 4.605%, 4/16/09(1)	19,371,647
5,000	Royal Bank of Canada, NY, 5.29%, 2/2/09(1)	5,027,978
Total Certificates of Deposit (amortized cost $72,399,625)		$72,399,625
Commercial Paper — 14.1%
Principal Amount (000's omitted)	Security	Value
Banks and Money Services — 12.8%
$18,500	Abbey National, LLC, 2.735%, 12/4/08	$18,453,619
15,000	American Express Credit Corp., 2.78%, 12/12/08	14,952,508
18,000	American Express Credit Corp., 2.87%, 11/6/08	17,992,825
20,000	Australia and New Zealand Banking Group, Ltd., 2.214%, 10/2/09(1)(2)	20,000,000
10,000	Bank of America Corp., 2.82%, 1/7/09	9,947,516
8,629	BNP Paribas Finance, Inc., 2.84%, 11/10/08	8,622,873
25,000	BNP Paribas Finance, Inc., 2.851%, 12/29/08	24,885,168
10,000	CBA (DE) Finance, Inc., 2.72%, 11/21/08	9,984,889
15,000	CBA (DE) Finance, Inc., 2.73%, 12/4/08	14,962,463
20,000	HSBC Finance Corp., 2.75%, 12/1/08	19,954,167
9,530	ING (US) Funding, LLC, 2.73%, 11/17/08	9,518,437
20,000	JPMorgan Chase & Co., 2.80%, 1/9/09	19,892,667

Principal Amount (000's omitted)	Security	Value
Banks and Money Services (continued)
$17,000	Macquarie Bank Ltd., 2.905%, 12/9/08(2)	$16,947,871
17,000	Macquarie Bank Ltd., 4.869%, 4/21/09(1)(2)	17,000,000
14,000	Morgan Stanley, 2.83%, 11/14/08	13,985,692
14,500	Societe Generale North America, Inc., 2.80%, 11/19/08	14,479,700
16,000	UBS Finance Delaware, LLC, 2.80%, 11/10/08	15,988,800
15,000	UBS Finance Delaware, LLC, 2.84%, 12/5/08	14,959,766
12,500	UBS Finance Delaware, LLC, 2.95%, 11/10/08	12,490,782
		$295,019,743
Insurance — 1.3%
$15,000	Prudential Financial, Inc., 2.85%, 11/13/08(2)	$14,985,750
15,000	Prudential Financial, Inc., 2.97%, 12/1/08(2)	14,962,875
		$29,948,625
Total Commercial Paper (identified cost $324,968,368)		$324,968,368
Corporate Bonds & Notes — 19.6%
Principal Amount (000's omitted)	Security	Value
Automotive — 0.9%
$20,000	Toyota Motor Credit Corp., MTN, 4.57%, 1/15/09(1)	$20,000,000
		$20,000,000
Banks and Money Services — 15.6%
$12,000	American Honda Finance Corp., MTN, 2.924%, 5/5/09(1)(3)	$12,000,000
21,000	American Honda Finance Corp., MTN, 3.006%, 3/18/09(1)(3)	21,000,000
7,250	Australia and New Zealand Banking Group, Ltd., 3.021%, 10/2/09(1)(3)	7,250,000
3,800	Bank of America Corp., 2.819%, 6/12/09(1)	3,795,487
17,250	Bank of America Corp., 4.35%, 10/3/09(1)	17,250,000
25,000	Citigroup Funding, Inc., MTN, 3.678%, 5/8/09(1)	24,998,087
7,400	Commonwealth Bank of Australia, 4.35%, 10/2/09(1)(3)	7,400,000
23,000	Fortis Bank, NY, 4.493%, 11/19/08(1)(3)	23,000,000
9,500	Goldman Sachs Group, Inc., 6.65%, 5/15/09	9,660,424
8,317	HSBC Finance Corp., 4.125%, 12/15/08	8,306,791
2,720	HSBC Finance Corp., 4.75%, 5/15/09	2,732,444
6,527	HSBC Finance Corp., 5.875%, 2/1/09	6,561,624
10,000	IBM International Group Capital, 3.031%, 9/25/09(1)(3)	10,000,000
18,500	ING Bank NV, 3.726%, 7/24/09(1)(3)	18,500,000

See notes to financial statements
17

Cash Management Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Banks and Money Services (continued)
$25,000	Merrill Lynch & Co., 4.438%, 1/16/09(1)	$25,000,000
13,500	Merrill Lynch & Co., MTN, 4.61%, 5/20/09(1)	13,481,729
14,100	Morgan Stanley, 3.875%, 1/15/09	14,106,179
20,000	National Australia Bank Ltd., 2.858%, 9/11/09(1)(3)	19,958,366
15,000	National Australia Bank Ltd., 3.025%, 10/6/09(1)(3)	15,000,000
25,000	Rabobank Nederland, 2.993%, 10/9/09(1)(3)	25,000,000
6,600	Rabobank Nederland, 4.773%, 1/15/09(1)(3)	6,599,745
20,000	Societe Generale North America, Inc., 3.285%, 9/4/09(1)(3)	20,000,000
20,000	Totta Ireland PLC, 4.12%, 11/6/08(1)(3)	20,000,000
14,800	Unilever Capital Corp., 4.578%, 12/11/08(1)(3)	14,800,000
15,000	Wells Fargo & Co., 2.919%, 9/15/09(1)	14,998,735
		$361,399,611
Beverages — 0.7%
$16,000	Pepsi Bottling Holdings Inc., 5.625%, 2/17/09(3)	$16,125,928
		$16,125,928
Electrical and Electronic Equipment — 0.9%
$14,500	General Electric Capital Corp., MTN, 2.91%, 8/31/09(1)	$14,501,162
6,300	General Electric Capital Corp., MTN, 4.248%, 1/5/09(1)	6,300,067
		$20,801,229
Household Products — 0.6%
$5,000	Procter & Gamble Co., MTN, 2.844%, 9/9/09(1)	$5,000,000
8,600	Proctor & Gamble International Co., 2.879%, 2/19/09(1)	8,600,000
		$13,600,000
Insurance — 0.9%
$21,350	MetLife Global Funding I, 4.57%, 11/9/09(1)(3)	$21,350,000
		$21,350,000
Total Corporate Bonds & Notes (identified cost $453,276,768)		$453,276,768
U.S. Government Agency Obligations — 61.7%
Principal Amount (000's omitted)	Security	Value
	Federal Home Loan Bank:
$11,000	0.82%, 2/18/09	$11,000,000
15,000	2.817%, 9/10/09	15,000,000
43,950	Discount Note, 0.03%, 11/4/08	43,949,890

Principal Amount (000's omitted)	Security	Value
$4,468	Discount Note, 0.05%, 11/4/08	$4,467,981
50,000	Discount Note, 1.10%, 11/6/08	49,992,361
65,000	Discount Note, 1.00%, 11/13/08	64,978,333
50,000	Discount Note, 1.00%, 11/14/08	49,981,944
10,219	Discount Note, 1.00%, 11/18/08	10,214,174
50,000	Discount Note, 1.25%, 11/18/08	49,970,486
16,914	Discount Note, 1.25%, 11/20/08	16,902,841
25,000	Discount Note, 0.15%, 11/21/08	24,997,917
22,472	Discount Note, 1.20%, 11/21/08	22,457,019
42,107	Discount Note, 0.253%, 11/24/08	42,100,194
15,000	Discount Note, 1.087%, 11/24/08	14,989,583
50,000	Discount Note, 1.25%, 11/25/08	49,970,486
30,000	Discount Note, 1.00%, 11/26/08	29,979,167
50,000	Discount Note, 1.00%, 11/28/08	49,962,500
75,000	Discount Note, 1.20%, 11/28/08	74,932,500
15,399	Discount Note, 1.00%, 12/1/08	15,386,167
25,000	Discount Note, 1.75%, 1/27/09	24,894,271
20,000	Discount Note, 2.827%, 3/4/09	19,806,822
12,300	Discount Note, 2.841%, 3/17/09	12,167,988
25,000	Discount Note, 2.34%, 4/9/09	24,741,625
		$722,844,249
	Federal Home Loan Mortgage Corp.:
$8,600	2.80%, 6/29/09	$8,600,000
25,000	Discount Note, 1.10%, 11/5/08	24,996,944
10,000	Discount Note, 2.53%, 11/10/08	9,993,675
19,677	Discount Note, 1.00%, 11/26/08	19,663,335
50,000	Discount Note, 1.62%, 2/2/09	49,790,750
5,000	Discount Note, 2.65%, 2/2/09	4,965,771
30,000	Discount Note, 2.60%, 2/10/09	29,781,167
24,000	Discount Note, 2.60%, 2/18/09	23,811,067
25,000	Discount Note, 2.15%, 2/26/09	24,825,313
50,000	Discount Note, 2.15%, 2/27/09	49,647,639
50,000	Discount Note, 2.175%, 3/30/09	49,549,896
15,090	Discount Note, 2.20%, 3/31/09	14,951,675
		$310,577,232
	Federal National Mortgage Association:
$5,994	Discount Note, 1.00%, 11/10/08	$5,992,502
20,000	Discount Note, 2.38%, 11/14/08	19,982,811
11,535	Discount Note, 0.20%, 11/17/08	11,533,975
11,135	Discount Note, 0.15%, 11/19/08	11,134,165
22,345	Discount Note, 1.00%, 11/24/08	22,330,724
16,790	Discount Note, 1.72%, 1/12/09	16,732,242
17,468	Discount Note, 1.80%, 1/28/09	17,391,141
25,000	Discount Note, 2.15%, 2/9/09	24,850,695
25,000	Discount Note, 2.60%, 2/9/09	24,819,444

See notes to financial statements
18

Cash Management Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
$25,000	Discount Note, 2.60%, 2/17/09	$24,805,000
25,000	Discount Note, 2.60%, 2/20/09	24,799,583
50,000	Discount Note, 1.77%, 2/23/09	49,719,750
25,000	Discount Note, 1.80%, 2/24/09	24,856,250
13,063	Discount Note, 2.10%, 2/27/09	12,973,083
50,000	Discount Note, 1.70%, 3/11/09	49,693,056
15,000	Discount Note, 2.68%, 3/18/09	14,847,017
15,000	Discount Note, 2.75%, 3/19/09	14,841,875
17,705	Discount Note, 1.75%, 3/25/09	17,581,065
		$388,884,378
Total U.S. Government Agency Obligations (identified cost $1,422,305,859)		$1,422,305,859
Total Investments — 99.9% (identified cost $2,304,943,891)(4)		$2,304,943,891
Other Assets, Less Liabilities — 0.1%		$2,032,591
Net Assets — 100.0%		$2,306,976,482

AMCAR - AmeriCredit Automobile Receivables Trust

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

FORDO - Ford Credit Auto Owner Trust

HAROT - Honda Auto Receivables Owner Trust

HART - Hyundai Auto Receivables Trust

JDOT - John Deere Owner Trust

MTN - Medium-Term Note

(1)  Variable rate obligation. The stated interest rate represents the rate in effect at October 31, 2008.

(2)  A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $257,984,039 or 11.2% of the Portfolio's net assets.

(4)  Cost for federal income taxes is the same.

See notes to financial statements
19

Cash Management Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investments, at amortized cost	$2,304,943,891
Cash	133
Interest receivable	3,259,101
Total assets	$2,308,203,125
Liabilities
Payable to affiliate for investment adviser fee	$1,078,560
Payable to affiliate for Trustees' fees	5,499
Accrued expenses	142,584
Total liabilities	$1,226,643
Net Assets applicable to investors' interest in Portfolio	$2,306,976,482
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$2,306,976,482
Total	$2,306,976,482

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest	$82,019,897
Total investment income	$82,019,897
Expenses
Investment adviser fee	$11,223,304
Trustees' fees and expenses	52,371
Custodian fee	295,976
Legal and accounting services	84,441
Miscellaneous	72,286
Total expenses	$11,728,378
Deduct — Reduction of custodian fee	$169
Total expense reductions	$169
Net expenses	$11,728,209
Net investment income	$70,291,688
Realized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,656,769)
Net realized loss	$(2,656,769)
Net increase in net assets from operations	$67,634,919

See notes to financial statements
20

Cash Management Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Period Ended October 31, 2007(1)	Year Ended December 31, 2006
From operations — Net investment income	$70,291,688	$86,990,719	$12,890,290
Net realized loss from investment transactions, payments by affiliate and the disposal of investments which did not meet the Portfolio's investment guidelines	(2,656,769)	(196)	(2,730)
Net increase in net assets from operations	$67,634,919	$86,990,523	$12,887,560
Capital transactions — Contributions	$28,466,153,328	$24,122,874,395	$3,903,906,779
Withdrawals	(27,928,406,024)	(23,798,494,086)	(2,773,384,656)
Net increase in net assets from capital transactions	$537,747,304	$324,380,309	$1,130,522,123
Net increase in net assets	$605,382,223	$411,370,832	$1,143,409,683
Net Assets
At beginning of period	$1,701,594,259	$1,290,223,427	$146,813,744
At end of period	$2,306,976,482	$1,701,594,259	$1,290,223,427

(1)  For the ten months ended October 31, 2007.

See notes to financial statements
21

Cash Management Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended	Period Ended		Year Ended December 31,
	October 31, 2008	October 31, 2007(1)		2006		2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.50%	0.51	%(3)	0.54%		0.60%		0.59%	0.57%
Net investment income	3.02%	4.88	%(3)	4.67%		2.63%		0.78%	0.59%
Total Return	3.10%	4.14	%(5)	4.60	%(4)	2.67	%(4)	0.78%	0.60%

(1)  For the ten months ended October 31, 2007. The Portfolio changed its fiscal year-end from December 31 to October 31.

(2)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)  Annualized.

(4)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Portfolio for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(5)  Not annualized.

See notes to financial statements
22

Cash Management Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Cash Management Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund held an interest of 14.9% and 6.6%, respectively, in the Portfolio. The Portfolio is also available to other portfolios and funds managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM) and its affiliates for short-term investment purposes. At October 31, 2008, other portfolios and funds managed by BMR and EVM and its affiliates held interests totaling 78.5% of the Portfolio's net assets, of which Large-Cap Value Portfolio held a greater than 10% interest (19.9%).

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Portfolio values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which the Portfolio must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Portfolio may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The

23

Cash Management Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.50% of the Portfolio's average daily net assets up to $1 billion, 0.475% from $1 billion up to $2 billion, 0.450% from $2 billion up to $5 billion, and at reduced rates as net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended October 31, 2008, the adviser fee was 0.48% of the Portfolio's average daily net assets and amounted to $11,223,304.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, including maturities and paydowns, for the year ended October 31, 2008 were as follows:

Purchases
Investments (non-U.S. Government)	$51,467,141,602
U.S. Government and Agency Securities	3,283,706,468
$54,750,848,070
Sales
Investments (non-U.S. Government)	$1,647,616,225
U.S. Government and Agency Securities	1,500,894,558
$3,148,510,783

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

5  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principals generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

24

Eaton Vance Cash Management Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Cash Management Portfolio:

We have audited the accompanying statement of assets and liabilities of Cash Management Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the supplementary data for the year then ended and for the period from January 1, 2007 to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The statement of changes in net assets for the year ended December 31, 2006, and the supplementary data for the year ended December 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Cash Management Portfolio as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the year then ended and for the period from January 1, 2007 to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

25

Eaton Vance Money Market Funds
Cash Management Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Cash Management Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	413,408,961	3,955,337
Thomas E. Faust Jr.	413,395,858	3,968,440
Allen R. Freedman	413,391,534	3,972,763
William H. Park	413,395,858	3,968,440
Ronald A. Pearlman	413,391,534	3,972,763
Helen Frame Peters	413,395,858	3,968,440
Heidi L. Steiger	413,395,858	3,968,440
Lynn A. Stout	413,395,858	3,968,440
Ralph F. Verni	413,378,431	3,985,866

Each nominee was also elected a Trustee of the Cash Management Portfolio.

Eaton Vance Money Market Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	79,954,436	866,348
Thomas E. Faust Jr.	79,911,472	909,313
Allen R. Freedman	79,904,356	916,428
William H. Park	79,961,552	859,233
Ronald A. Pearlman	79,913,229	907,556
Helen Frame Peters	79,950,772	870,013
Heidi L. Steiger	79,989,029	831,755
Lynn A. Stout	80,000,852	819,933
Ralph F. Verni	79,944,082	876,703

Each nominee was also elected a Trustee of the Cash Management Portfolio.

Cash Management Portfolio

The Cash Management Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

26

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

27

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Cash Management Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Cash Management Fund and the Eaton Vance Money Market Fund (the "Funds") invest, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board also considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. Each Fund is maintained by the Adviser primarily as an administrative convenience for shareholders of other Eaton Vance Funds and is not actively marketed to the public as a stand-alone investment product.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

28

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for each Fund. The Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and each Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and each Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and each Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Funds to continue to share such benefits equitably.

29

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Cash Management Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds' principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

30

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Of the Trust since 2006 and of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

31

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of Cash Management Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Fund Administrator
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Mutual Funds Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund's investment objective(s), risks, and charges and expenses. The Funds' current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

131-12/08  MMSRC

Annual Report October 31, 2008

EATON VANCE
TAX-MANAGED
EQUITY ASSET
ALLOCATION
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duncan W. Richardson, CFA Portfolio Manager

Economic and Market Conditions

•                  Major equity indices moved dramatically lower during the year that ended October 31, 2008. After reaching record highs in October 2007, financial markets were beset by the growing credit and housing crisis and evidence of a global economic slowdown. By the summer of 2008, the magnitude of the damage caused by the subprime mortgage situation became increasingly apparent, as investors witnessed bank failures, bankruptcies and multi-billion dollar government bailouts. Governments and central banks across the globe took unprecedented measures to restore investor confidence and liquidity, instituting interest rate cuts and injecting billions of dollars into the financial system.

•                  Dampened economic and earnings expectations led to one positive outcome: dissipating concern about inflation, as commodity prices corrected from the historic highs reached in mid-summer. The commodity price retrenchment was also positive for the U.S. dollar, which strengthened relative to other major currencies.

•                  Against this backdrop, all 10 economic sectors of the Russell 3000 Index (the Index) posted negative returns for the year.(1) Traditionally defensive sectors, such as the health care and consumer staples sectors, were the best relative performers of the Index, while the telecommunications, financials and information technology sectors were the worst.

Management Discussion

•                  Amid this highly volatile environment, the Fund’s(2) returns slightly trailed those of the Index, while outperforming the average return of the Lipper Multi-Cap Core Funds peer group for the year ended October 31, 2008.(1) The Fund’s returns reflect the performance of the seven underlying Portfolios in which it invests, as well as its allocation among these Portfolios.

•                  During the period, management made two allocation changes. Collectively, the new allocation targets decreased the Fund’s overall mid-cap exposure in favor of large-cap and small-cap investments and international exposure in favor of domestic. Relative to the Fund’s allocation at October 31, 2007, the new targets reflected an increase of approximately 1% to Tax-Managed Small-Cap Portfolio, 1.5% to Tax-Managed Small-Cap Value Portfolio, 0.5% to Tax-Managed Value Portfolio and a decrease of approximately 1% from Tax-Managed Multi-Cap Growth Portfolio, 1% from Tax-Managed Mid-Cap Core Portfolio and 1% from Tax-Managed International Equity Portfolio.

•                  The decision to decrease international and domestic mid-cap investments was directionally correct, as international investments (characterized by the MSCI EAFE Index) and domestic mid-cap stocks (characterized by the Russell Mid-Cap Index) on average underperformed domestic and small-cap investments (as measured by the S&P 500 Index and Russell 2000 Index, respectively) from the time of the allocation change through October 31, 2008.(1)

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(3)	-37.07%
Class B(3)	-37.56
Class C(3)	-37.60
Russell 3000 Index(1)	-36.60
Lipper Multi-Cap Core Funds Average(1)	-38.42

See pages 3 and 4 for more performance information, including after-tax returns.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)	The Fund currently invests all of its investable assets in seven equity portfolios managed by Eaton Vance Management or its affiliates.
(3)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•                  Despite a slight reduction in the Fund’s exposure to international securities, returns were negatively impacted by a drastic turnaround in the performance of international markets, which fell sharply towards the end of the fiscal year after several years of outperforming domestic securities. The Fund’s investments in the underlying multi-cap and small-cap portfolios also detracted from Fund returns.

•                  The Fund benefited from its continued emphasis of small-cap value and mid-cap investments. The Fund also retained its emphasis of growth stocks over value stocks by emphasizing growth Portfolios. Making positive contributions to Fund relative returns were the underlying small-cap growth, mid-cap core, large-cap growth and large-cap value portfolios.

•                  Given investors’ concerns about the credit crunch and increased financial and economic pressures on consumers, continued market volatility is likely. We believe that the Fund’s multi-cap and multi-style asset exposure provides for generally better diversification, and the potential for lower volatility, in such market conditions. In allocating the Fund’s assets among the Portfolios, management seeks to maintain broad diversification and emphasize market sectors it believes offer relatively attractive risk-adjusted return prospects based on its assessment of current and future market trends and conditions.

•                  In closing, I would like to thank my fellow shareholders for their continued confidence and participation in the Eaton Vance Tax-Managed Equity Asset Allocation Fund.

Lipper Quintile Rankings(1)

By total return at 10/31/08

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND CLASS A

LIPPER MULTI-CAP CORE FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	2nd	264 of 791 funds
3 Years	1st	32 of 635 funds
5 Years	1st	40 of 448 funds

(1)

Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

Fund Composition

Current Allocations(2)

By net assets

*As of 09/01/08, the Portfolio name changed from Tax-Managed Small-Cap Growth Portfolio.

(2)

As a percentage of the Fund’s net assets as of 10/31/08. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-225-6265 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged market index of 3,000 U.S. stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemption of Fund shares.

* Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/4/02.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 (commencement of operations) would have been valued at $10,682 and $10,657, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance(1)

Share Class Symbol	Class A EAEAX	Class B EBEAX	Class C ECEAX
Average Annual Total Returns (at net asset value)
One Year	-37.07%	-37.56%	-37.60%
Five Years	2.44	1.67	1.67
Life of Fund†	1.72	0.99	0.96

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-40.69%	-40.51%	-38.18%
Five Years	1.23	1.31	1.67
Life of Fund†	0.82	0.99	0.96

†Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual

Operating Expenses(2)

	Class A	Class B	Class C
Expense Ratio	1.35%	2.10%	2.10%

(2)	Source: Prospectus dated 3/1/08.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-37.07%	2.44%	1.72%
Return After Taxes on Distributions	-37.64	2.10	1.47
Return After Taxes on Distributions and Sale of Fund Shares	-22.73	2.32	1.65

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-40.69%	1.23%	0.82%
Return After Taxes on Distributions	-41.22	0.89	0.57
Return After Taxes on Distributions and Sale of Fund Shares	-25.16	1.28	0.87

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-37.56%	1.67%	0.99%
Return After Taxes on Distributions	-38.07	1.35	0.75
Return After Taxes on Distributions and Sale of Fund Shares	-23.17	1.65	1.01

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-40.51%	1.31%	0.99%
Return After Taxes on Distributions	-41.02	0.97	0.75
Return After Taxes on Distributions and Sale of Fund Shares	-25.08	1.34	1.01

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-37.60%	1.67%	0.96%
Return After Taxes on Distributions	-38.12	1.33	0.71
Return After Taxes on Distributions and Sale of Fund Shares	-23.15	1.65	0.99

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-38.18%	1.67%	0.96%
Return After Taxes on Distributions	-38.71	1.33	0.71
Return After Taxes on Distributions and Sale of Fund Shares	-23.53	1.65	0.99

Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Equity Asset Allocation Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$678.90	$5.78
Class B	$1,000.00	$676.30	$8.93
Class C	$1,000.00	$675.90	$8.93
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$6.95
Class B	$1,000.00	$1,014.50	$10.74
Class C	$1,000.00	$1,014.50	$10.74

* Expenses are equal to the Fund's annualized expense ratio of 1.37% for Class A shares, 2.12% for Class B shares and 2.12% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $179,400,990)	$131,132,220
Investment in Tax-Managed Value Portfolio, at value (identified cost, $112,377,590)	130,126,245
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $105,959,852)	94,817,861
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $58,192,286)	55,458,572
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $44,507,877)	44,669,470
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $52,532,081)	42,125,990
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $34,225,874)	35,260,876
Receivable for Fund shares sold	867,442
Total assets	$534,458,676
Liabilities
Payable for Fund shares redeemed	$1,842,514
Payable to affiliate for distribution and service fees	295,459
Payable to affiliate for administration fee	69,388
Payable to affiliate for investment adviser fee	54,289
Payable to affiliate for Trustees' fees	42
Accrued expenses	193,859
Total liabilities	$2,455,551
Net Assets	$532,003,125
Sources of Net Assets
Paid-in capital	$607,548,747
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(23,068,625)
Accumulated undistributed net investment income	1,128,319
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(53,605,316)
Total	$532,003,125
Class A Shares
Net Assets	$258,038,763
Shares Outstanding	25,814,621
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.00
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.00)	$10.61
Class B Shares
Net Assets	$78,617,599
Shares Outstanding	8,218,278
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.57
Class C Shares
Net Assets	$195,346,763
Shares Outstanding	20,494,577
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.53
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolios (net of foreign taxes, $593,451)	$14,775,821
Interest allocated from Portfolios	660,702
Securities lending income allocated from Portfolios, net	410,566
Expenses allocated from Portfolios	(5,749,932)
Net investment income from Portfolios	$10,097,157
Expenses
Investment adviser fee	$717,599
Administration fee	1,144,608
Trustees' fees and expenses	1,869
Distribution and service fees Class A	885,391
Class B	1,261,588
Class C	2,827,568
Transfer and dividend disbursing agent fees	515,272
Printing and postage	79,542
Custodian fee	79,062
Legal and accounting services	73,783
Registration fees	54,749
Miscellaneous	15,530
Total expenses	$7,656,561
Net investment income	$2,440,596
Realized and Unrealized Gain (Loss) from Portfolios
Net realized loss — Investment transactions (identified cost basis)	$(39,274,527)
Foreign currency transactions	(431,118)
Net realized loss	$(39,705,645)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(289,728,102)
Foreign currency	(26,139)
Net change in unrealized appreciation (depreciation)	$(289,754,241)
Net realized and unrealized loss	$(329,459,886)
Net decrease in net assets from operations	$(327,019,290)

See notes to financial statements
6

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$2,440,596	$3,738,133
Net realized gain (loss) from investment and foreign currency transactions	(39,705,645)	57,813,108
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(289,754,241)	87,548,714
Net increase (decrease) in net assets from operations	$(327,019,290)	$149,099,955
Distributions to shareholders — From net investment income
Class A	$(3,525,890)	$—
Class B	(307,373)	—
Class C	(1,116,756)	—
From net realized gain
Class A	(18,733,835)	(7,086,640)
Class B	(7,733,495)	(4,036,376)
Class C	(16,106,159)	(6,336,074)
Total distributions to shareholders	$(47,523,508)	$(17,459,090)
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$108,627,108	$95,276,815
Class B	10,055,682	12,224,925
Class C	66,054,098	70,320,557
Net asset value of shares issued to shareholders in payment of distributions declared Class A	19,167,382	6,172,624
Class B	7,018,431	3,493,464
Class C	13,632,905	4,981,960
Cost of shares redeemed Class A	(81,113,575)	(42,028,282)
Class B	(21,139,440)	(17,824,069)
Class C	(54,699,083)	(26,620,838)
Net asset value of shares exchanged Class A	11,264,640	9,473,074
Class B	(11,264,640)	(9,473,074)
Net increase in net assets from Fund share transactions	$67,603,508	$105,997,156
Net increase (decrease) in net assets	$(306,939,290)	$237,638,021
Net Assets
At beginning of year	$838,942,415	$601,304,394
At end of year	$532,003,125	$838,942,415
Accumulated undistributed net investment income included in net assets
At end of year	$1,128,319	$2,772,539

See notes to financial statements
7

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007	2006	2005		2004
Net asset value — Beginning of year	$16.900	$14.040	$12.100	$10.790		$9.930
Income (loss) from operations
Net investment income(1)	$0.102	$0.146 (2)	$0.053	$0.018		$0.002
Net realized and unrealized gain (loss)	(6.018)	3.110	2.201	1.292		0.858
Total income (loss) from operations	$(5.916)	$3.256	$2.254	$1.310		$0.860
Less distributions
From net investment income	$(0.156)	$—	$—	$—		$—
From net realized gain	(0.828)	(0.396)	(0.314)	—		—
Total distributions	$(0.984)	$(0.396)	$(0.314)	$—		$—
Net asset value — End of year	$10.000	$16.900	$14.040	$12.100		$10.790
Total Return(3)	(37.07)%	23.71%	18.96%	12.14%		8.66	%(4)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$258,039	$374,979	$247,710	$169,704		$134,070
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(7)	1.36%	1.35%	1.40%	1.43	%(6)	1.46	%(6)
Net investment income	0.72%	0.96%	0.41%	0.15%		0.02%
Portfolio Turnover of Tax-Managed Growth Portfolio	1%	2%	1%	1%		4%
Portfolio Turnover of Tax-Managed Value Portfolio	84%	14%	26%	40%		44%
Portfolio Turnover of Tax-Managed International Equity Portfolio	34%	23%	25%	39%		62%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	283%	157%	181%	217%		239%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	40%	38%	55%	53%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	93%	78%	99%	223%		282%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	103%	80%	49%	24%		12%

(1)  Net investment income per share was compared using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.029 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.77%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the years ended October 31, 2005 and 2004).

(7)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
8

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008	2007	2006	2005		2004
Net asset value — Beginning of year	$16.210	$13.570	$11.800	$10.600		$9.830
Income (loss) from operations
Net investment income (loss)(1)	$(0.004)	$0.029 (2)	$(0.042)	$(0.068)		$(0.076)
Net realized and unrealized gain (loss)	(5.775)	3.007	2.126	1.268		0.846
Total income (loss) from operations	$(5.779)	$3.036	$2.084	$1.200		$0.770
Less distributions
From net investment income	$(0.033)	$—	$—	$—		$—
From net realized gain	(0.828)	(0.396)	(0.314)	—		—
Total distributions	$(0.861)	$(0.396)	$(0.314)	$—		$—
Net asset value — End of year	$9.570	$16.210	$13.570	$11.800		$10.600
Total Return(3)	(37.56)%	22.89%	17.98%	11.32%		7.83	%(4)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$78,618	$154,094	$139,586	$123,431		$109,471
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(7)	2.11%	2.10%	2.15%	2.18	%(6)	2.21	%(6)
Net investment income (loss)	(0.03)%	0.20%	(0.33)%	(0.59)%		(0.73)%
Portfolio Turnover of Tax-Managed Growth Portfolio	1%	2%	1%	1%		4%
Portfolio Turnover of Tax-Managed Value Portfolio	84%	14%	26%	40%		44%
Portfolio Turnover of Tax-Managed International Equity Portfolio	34%	23%	25%	39%		62%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	283%	157%	181%	217%		239%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	40%	38%	55%	53%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	93%	78%	99%	223%		282%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	103%	80%	49%	24%		12%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.01%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the years ended October 31, 2005 and 2004).

(7)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
9

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008	2007	2006	2005		2004
Net asset value — Beginning of year	$16.180	$13.550	$11.780	$10.580		$9.810
Income (loss) from operations
Net investment income (loss)(1)	$(0.004)	$0.031 (2)	$(0.043)	$(0.068)		$(0.076)
Net realized and unrealized gain (loss)	(5.761)	2.995	2.127	1.268		0.846
Total income (loss) from operations	$(5.765)	$3.026	$2.084	$1.200		$0.770
Less distributions
From net investment income	$(0.057)	$—	$—	$—		$—
From net realized gain	(0.828)	(0.396)	(0.314)	—		—
Total distributions	$(0.885)	$(0.396)	$(0.314)	$—		$—
Net asset value — End of year	$9.530	$16.180	$13.550	$11.780		$10.580
Total Return(3)	(37.60)%	22.85%	18.01%	11.34%		7.85	%(4)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$195,347	$309,869	$214,009	$158,138		$124,779
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(7)	2.11%	2.10%	2.15%	2.18	%(6)	2.21	%(6)
Net investment income (loss)	(0.03)%	0.21%	(0.34)%	(0.59)%		(0.73)%
Portfolio Turnover of Tax-Managed Growth Portfolio	1%	2%	1%	1%		4%
Portfolio Turnover of Tax-Managed Value Portfolio	84%	14%	26%	40%		44%
Portfolio Turnover of Tax-Managed International Equity Portfolio	34%	23%	25%	39%		62%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	283%	157%	181%	217%		239%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	40%	38%	55%	53%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	93%	78%	99%	223%		282%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	103%	80%	49%	24%		12%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.02%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the years ended October 31, 2005 and 2004).

(7)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
10

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund's investment objective is to acheive long-term, after tax returns. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Growth Portfolio) and Tax-Managed Small-Cap Value Portfolio (the Portfolios), which are New York trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio, (1.1%, 9.6%, 41.8%, 39.5%, 64.4%, 26.8% and 57.1%, respectively, at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in

11

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At October 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $30,008,471 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$10,144,465	$—
Long-term capital gains	$37,379,043	$17,459,090

During the year ended October 31, 2008, accumulated net realized loss was decreased by $2,854,854, accumulated undistributed net investment income was increased by $865,203 and paid-in capital was decreased by $3,720,057 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs), investments in passive foreign investment companies (PFICs), foreign currency gain (loss) and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(30,008,471)
Net unrealized depreciation	$(45,537,151)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, investments in PFICs, partnership allocations and investments in partnerships.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund's average daily net assets up to $500 million, 0.75% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The investment adviser fee payable by the Fund is reduced by the Fund's allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2008, the Fund's investment adviser fee totaled $5,972,908, of which $5,255,309 was allocated from the Portfolios and $717,599 was paid or accrued directly by the Fund. For the year ended October 31, 2008, the Fund's investment adviser fee, including the fees allocated from the Portfolios, was 0.78% of the Fund's average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $1,144,608. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $33,456 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $231,361 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $885,391 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD

13

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

$946,191 and $2,120,676 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,372,000 and $12,360,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $315,397 and $706,892 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $25,000, $187,000 and $38,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Tax-Managed Growth Portfolio	$33,752,376	$29,808,940
Tax-Managed Value Portfolio	10,873,834	2,714,294
Tax-Managed International Equity Portfolio	2,127,111	—
Tax-Managed Multi-Cap Growth Portfolio	—	19,815,281
Tax-Managed Mid-Cap Core Portfolio	—	6,513,472
Tax-Managed Small-Cap Portfolio	8,749,829	—
Tax-Managed Small-Cap Value Portfolio	17,214,110	—

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	7,819,508	6,263,745
Issued to shareholders electing to receive payments of distributions in Fund shares	1,236,605	432,864
Redemptions	(6,240,374)	(2,780,265)
Exchange from Class B shares	812,485	621,246
Net increase	3,628,224	4,537,590
	Year Ended October 31,
Class B	2008	2007
Sales	731,197	835,141
Issued to shareholders electing to receive payments of distributions in Fund shares	470,089	253,884
Redemptions	(1,643,773)	(1,218,791)
Exchange to Class A shares	(846,624)	(645,484)
Net decrease	(1,289,111)	(775,250)

14

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class C	2008	2007
Sales	4,869,453	4,816,611
Issued to shareholders electing to receive payments of distributions in Fund shares	916,190	362,588
Redemptions	(4,445,059)	(1,819,644)
Net increase	1,340,584	3,359,555

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

15

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance
Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

16

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and capital gain dividends.

Qualified Dividend Income. The Fund designates $14,716,329, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gain Dividends. The Fund designates $37,379,043 as a capital gain dividend.

17

Eaton Vance Tax-Managed Equity Asset Allocation Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Equity Asset Allocation Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	45,005,755	293,531
Thomas E. Faust Jr.	45,011,030	288,256
Allen R. Freedman	45,009,165	290,121
William H. Park	45,012,132	287,154
Ronald A. Pearlman	45,012,406	286,880
Helen Frame Peters	44,993,169	306,117
Heidi L. Steiger	45,008,184	291,102
Lynn A. Stout	45,006,635	292,651
Ralph F. Verni	45,009,892	289,394

Each nominee was also elected a Trustee of the following Portfolios in which the Fund invests: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio.

18

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

19

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Equity Asset Allocation Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Tax-Managed Growth Portfolio, the Tax-Managed Mid-Cap Core Portfolio, the Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Growth Portfolio), Tax-Managed Small-Cap Value Portfolio and the Tax-Managed Value Portfolio (the "Portfolios"), the portfolios in which the Fund invests, each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. In addition, the Contract Review Committee concluded that each of the investment sub-advisory agreements between BMR and Atlanta Capital Management Company, LLC ("Atlanta Capital"), with respect to the Tax-Managed Mid-Cap Core Portfolio, between BMR and Eagle Global Advisors, L.L.C. ("Eagle"), with respect to the Tax-Managed International Equity Portfolio, and between BMR and Fox Asset Management LLC ("Fox"), with respect to the Tax-Managed Small-Cap Value Portfolio, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates. Eagle, Fox and Atlanta Capital are referred to herein as the "Sub-advisers." Fox and Atlanta Capital are affiliates of EVM and BMR.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio and the sub-advisory agreements of the relevant Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the relevant Portfolio by the Sub-adviser and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board specifically noted BMR's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also considered the capabilities of each Sub-adviser.

20

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that with respect to two of the underlying Portfolios, the Adviser had agreed to waive fees and/or pay expenses of the Portfolios in an additional amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to BMR or the Sub-advisers as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Eagle's profitability in managing the Tax-Managed International Equity Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

21

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

NonInterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

22

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

23

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

24

Investment Adviser and Administrator of Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Equity Asset Allocation Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1299-12/08  TMEAASRC

Annual Report October 31, 2008

EATON VANCE
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Diversified Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Payson Swaffield, CFA

Chief Income

Investment Officer

Mark Venezia, CFA

Investment Team Member

Christine Johnston, CFA

Investment Team Member

Economic and Market Conditions

•    The credit crisis that began in mid-2007 resulted in unprecedented events in the U.S. financial markets in 2008. Within a two-week period in September 2008, investors saw the U.S. government’s bailout of the two largest government sponsored enterprises, Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers Holding, Inc., and the subsequent bailout of one of the world’s largest insurers, amidst other government intervention and uncertainty surrounding the future of many of the largest U.S. financial institutions. As the crisis intensified in the last two months of the Fund’s fiscal year, the markets reacted with a flight to quality. The U.S. dollar strengthened against the Euro, and U.S. interest rates fell as foreign investors headed for the relative safety of U.S. Treasury bonds. For the year ended October 31, 2008, two-year U.S. Treasury yields fell 240 basis points (2.40%). The Federal Funds rate started the year at 4.50% on October 31, 2007 and was reduced to 1.00% by October 31, 2008.

•    Within U.S. credit markets, yield spread widening left no market unscathed. A wave of deleveraging and forced selling by hedge funds and structured investment vehicles exerted downward pressure on the U.S. credit markets. The yield spread of seasoned U.S. government agency mortgage-backed securities (MBS) widened by about 200 basis points (2.00%) to finish the fiscal year valued at approximately 300 basis points (3.00%) over U.S. Treasuries. Below investment grade corporate debt yield spreads widened by approximately 900 basis points (9.00%) to finish the year at more than 1,500 basis points (15.00%) over U.S. Treasuries. Similarly, senior, secured loan spreads over the London Interbank Offered Rate (LIBOR) widened by approximately 1,050 basis points (10.50%), with the S&P/LSTA Leveraged Loan Index First Lien Loans valued at approximately 1,695 basis points (16.95%) over LIBOR on October 31, 2008.

Management Discussion

•    The Fund’s(1) primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income.

Eaton Vance Diversified Income Fund

Total Return Performance 10/31/07 – 10/31/08

Fund - Class A(2)	-15.48%
Fund - Class B(2)	-16.13
Fund - Class C(2)	-16.13
Merrill Lynch U.S. High Yield Index(3)	-26.52
S&P/LSTA Leveraged Loan Index(3)	-21.02
Barclays Capital Intermediate Government Bond Index(3)	7.26

Please refer to page 3 for additional performance information.

(1)

The Fund is structured as a “fund-of-funds” and, accordingly, currently pursues its objectives by investing its assets in three registered investment companies (each a “Portfolio”) that are managed by Eaton Vance Management or its affiliates: Boston Income Portfolio, which normally invests primarily in high-yield, high-risk corporate bonds; Floating Rate Portfolio, which normally invests primarily in senior floating-rate corporate loans; and Government Obligations Portfolio, which primarily invests in MBS issued by the U.S. Government or one of its agencies or instrumentalities. References to investments are to the Portfolios’ holdings.

(2)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower.

(3)

It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolios’ current or future investments and may change due to active management.

1

Michael Weilheimer, CFA

Investment Team Member

High Yield Bonds

Scott Page, CFA

Investment Team Member

Floating Rate Loans

Sue Schiff, CFA

Investment Team Member
Mortgage-Backed Securities

Craig Russ

Investment Team Member
Floating Rate Loans

•

The high-yield bond market suffered large losses during the year, reflecting the continued breakdown of the credit markets. As the dimensions of the global credit crisis became increasingly apparent during the period, the market suffered a dramatic sell-off. Forced liquidation of bank loans by hedge funds and structured investment vehicles accelerated the process of deleveraging across the credit markets. The selling pressure was such that liquidity was sharply lower for higher-quality bonds, and all but disappeared for lower- quality bonds. The market decline was most severe in October 2008, declining 16.3% in that month alone, the worst month in the history of the high-yield market. High-yield spreads at October 31, 2008 were around 1,600 basis points (16.00%) – 50% higher than the peak spreads in the previous two recessions. The performance of the Boston Income Portfolio’s holdings was negatively affected by its lower allocation to BB-rated bonds relative to the Index, as BB-rated issues outperformed in the difficult market environment. Consumer discretionary holdings, such as gaming bonds, also detracted, as did cyclical bonds in the paper, energy and metals & mining industries. The consumer staples sector, which is characteristically less vulnerable to the vagaries of the economy, featured some of the Portfolio’s better performers. Securities selection in the food and beverages, health care and utilities industries helped performance, as these bonds suffered less dramatic losses than more economically-sensitive areas.

•

In Floating Rate Portfolio, the year ended October 31, 2008 was one of the toughest periods ever for the loan market and for the Portfolio. After a fragile, but not hopeless spring and summer of 2008, the loan markets were rattled by the events in September and October 2008. In the final three months of the Fund’s fiscal year, the S&P/LSTA Leveraged Loan Index declined 18.66%, by far its worst quarterly showing ever. The average loan price in the Portfolio was 70.3% of par at October 31, 2008. Although statistics vary with respect to recovery rates of loans in default, the historical rate has been approximately 70% of par. As such, bank loan prices at October 31, 2008 were approaching levels that implied near universal default. At period-end, 2.3% of the Portfolio’s bank loan investments were in default versus 2.0% for the Index. Floating Rate Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion. Publishing, health care, business equipment and services, cable and satellite television, and chemicals and plastics were the top industry weightings. The Portfolio had a 14% exposure in European bank loans at October 31, 2008. While the Portfolio’s involvement in the European leveraged loan market represented further opportunity for diversification, this market has been affected slightly more than the U.S. market by the recent credit market turmoil.

•

The Fund benefited from the performance of its MBS investments in Government Obligations Portfolio. In this Portfolio, the focus remained on seasoned, fixed rate, U.S. government agency MBS. The underlying mortgages to the Fund’s seasoned MBS investments were typically originated in the 1980s or 1990s; therefore, the homeowners have typically built up considerable equity in their homes over time. As a result, these mortgages have a relatively low loan-to-value ratio and more predictable cash flows than generic MBS. In addition, the loans are guaranteed by the U.S. government agencies. Similar to other U.S. credit markets, yield spreads over U.S. Treasuries for seasoned U.S. agency MBS widened over the year ended October 31, 2008. The widening of approximately 200 basis points (2.00%), however, during the year was the primary reason for the Portfolio’s underperformance of the Barclays Capital Intermediate Government Bond Index, which is more heavily weighted toward Treasury securities. Nonetheless, management continued to believe that agency securities represented an attractive asset class for the Fund, particularly the seasoned MBS on which the Fund focused.

2

Eaton Vance Diversified Income Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Merrill Lynch U.S. High Yield Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; the S&P/LSTA Leveraged Loan Index, an unmanaged index of U.S. dollar-denominated leveraged loans; and the Barclays Capital Intermediate Government Bond Index, an unmanaged index of U.S. government bonds with maturities between one and ten years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Merrill Lynch U.S. High Yield Index, the S&P/LSTA Leveraged Loan Index and the Barclays Capital Intermediate Government Bond Index. Class A total returns are presented at net asset value and maximum public offering price (POP). The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)

	Class A	Class B	Class C
Share Class Symbol	EADDX	EBDDX	ECDDX
Average Annual Total Returns (at net asset value)
One Year	-15.48%	-16.13%	-16.13%
Life of Fund†	-0.48	-1.25	-1.25

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-19.50%	-20.08%	-16.92%
Life of Fund†	-1.72	-1.86	-1.25

† Inception dates: Class A: 12/7/04; Class B: 12/7/04; Class C: 12/7/04

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Total Annual

Operating Expenses(2)

	Class A	Class B	Class C
Expense Ratio	1.10%	1.85%	1.85%

(2)	Source: Prospectus dated 3/1/08, as supplemented.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Diversified Income Fund, Class A shares vs. the Merrill Lynch U.S. High Yield Index, the S&P/LSTA Leveraged Loan Index and the Barclays Capital Intermediate Government Bond Index*

December 31, 2004 – October 31, 2008

* Source: Lipper, Inc. Class A of the Fund commenced operations on 12/7/04.

A $10,000 hypothetical investment on 12/7/04 at NAV in Class B shares and Class C shares, respectively, would have been valued at $9,520 ($9,293 after deduction of the applicable CDSC) and $9,520, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month-end only.

Portfolio Composition

Diversification by Sectors(3)

By total investments

(3)

As of 10/31/08. Sectors are shown as a percentage of the Fund’s total investments. The Fund expects to allocate its assets approximately equally among Boston Income Portfolio, Government Obligations Portfolio and Floating Rate Portfolio. The Fund’s investment adviser will monitor the Fund’s allocations to the underlying Portfolios and will rebalance whenever actual allocations exceed plus or minus 3% of the Fund’s pre-determined fixed allocation percentages.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Diversified Income Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Diversified Income Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$851.20	$5.35
Class B	$1,000.00	$847.80	$8.83
Class C	$1,000.00	$847.80	$8.83
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.84
Class B	$1,000.00	$1,015.60	$9.63
Class C	$1,000.00	$1,015.60	$9.63

*Expenses are equal to the Fund's annualized expense ratio of 1.15% for Class A shares, 1.90% for Class B shares and 1.90% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of the Fund and the Portfolios.

4

Eaton Vance Diversified Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Boston Income Portfolio, at value (identified cost, $133,182,770)	$93,550,094
Investment in Floating Rate Portfolio, at value (identified cost, $130,044,229)	93,012,386
Investment in Government Obligations Portfolio, at value (identified cost, $91,388,433)	92,261,793
Receivable for Fund shares sold	291,181
Total assets	$279,115,454
Liabilities
Payable for Fund shares redeemed	$962,576
Dividends payable	546,825
Payable to affiliate for distribution and service fees	164,597
Payable to affiliate for Trustees' fees	41
Accrued expenses	140,733
Total liabilities	$1,814,772
Net Assets	$277,300,682
Sources of Net Assets
Paid-in capital	$372,342,893
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(19,326,045)
Accumulated undistributed net investment income	74,993
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(75,791,159)
Total	$277,300,682
Class A Shares
Net Assets	$128,030,403
Shares Outstanding	16,850,537
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.60
Maximum Offering Price Per Share (100 ÷ 95.25 of $7.60)	$7.98
Class B Shares
Net Assets	$28,616,278
Shares Outstanding	3,769,319
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.59
Class C Shares
Net Assets	$120,654,001
Shares Outstanding	15,891,567
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.59
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest and other income allocated from Portfolios	$27,841,834
Dividend income allocated from Portfolios	55,007
Securities lending income allocated from Portfolio	63,811
Expenses allocated from Portfolios	(2,737,275)
Net investment income from Portfolios	$25,223,377
Expenses
Trustees' fees and expenses	$1,735
Distribution and service fees Class A	454,278
Class B	366,571
Class C	1,621,823
Transfer and dividend disbursing agent fees	253,441
Registration fees	62,080
Legal and accounting services	37,588
Printing and postage	45,918
Custodian fee	195,205
Miscellaneous	13,251
Total expenses	$3,051,890
Net investment income	$22,171,487
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(10,119,454)
Financial futures contracts	1,678,853
Swap contracts	266,112
Foreign currency and forward foreign currency exchange contract transactions	1,740,834
Net realized loss	$(6,433,655)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(70,461,285)
Financial futures contracts	(468,229)
Swap contracts	(714,898)
Foreign currency and forward foreign currency exchange contracts	211,878
Net change in unrealized appreciation (depreciation)	$(71,432,534)
Net realized and unrealized loss	$(77,866,189)
Net decrease in net assets from operations	$(55,694,702)

See notes to financial statements
5

Eaton Vance Diversified Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$22,171,487	$21,567,802
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(6,433,655)	198,627
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	(71,432,534)	(4,927,897)
Net increase (decrease) in net assets from operations	$(55,694,702)	$16,838,532
Distributions to shareholders — From net investment income Class A	$(11,703,356)	$(11,639,357)
Class B	(2,104,477)	(2,100,586)
Class C	(9,312,164)	(9,527,571)
Tax return of capital Class A	$(655,719)	—
Class B	(117,910)	—
Class C	(521,744)	—
Total distributions to shareholders	$(24,415,370)	$(23,267,514)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$41,804,108	$103,643,666
Class B	5,591,106	11,774,288
Class C	22,114,622	72,555,582
Net asset value of shares issued to shareholders in payment of distributions declared Class A	8,684,367	8,124,353
Class B	1,470,718	1,367,260
Class C	6,916,474	6,588,347
Cost of shares redeemed Class A	(85,120,914)	(53,332,480)
Class B	(9,470,658)	(5,406,383)
Class C	(55,925,060)	(30,076,238)
Net increase (decrease) in net assets from Fund share transactions	$(63,935,237)	$115,238,395
Net increase (decrease) in net assets	$(144,045,309)	$108,809,413

Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
At beginning of year	$421,345,991	$312,536,578
At end of year	$277,300,682	$421,345,991
Accumulated undistributed net investment income included in net assets
At end of year	$74,993	$169,793

See notes to financial statements
6

Eaton Vance Diversified Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,			Period Ended
	2008	2007	2006	October 31, 2005(1)
Net asset value — Beginning of period	$9.630	$9.770	$9.760	$10.000
Income (loss) from operations
Net investment income(2)	$0.568	$0.593	$0.561	$0.430
Net realized and unrealized gain (loss)	(1.977)	(0.095)	0.086	(0.108)
Total income (loss) from operations	$(1.409)	$0.498	$0.647	$0.322
Less distributions
From net investment income	$(0.588)	$(0.638)	$(0.637)	$(0.562)
Tax return of capital	(0.033)	—	—	—
Total distributions	$(0.621)	$(0.638)	$(0.637)	$(0.562)
Net asset value — End of period	$7.600	$9.630	$9.770	$9.760
Total Return(3)	(15.48)%	5.22%	6.84%	3.29	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$128,030	$200,163	$144,830	$86,858
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.14%	1.10%	1.09%	1.17	%(6)(7)
Net investment income	6.22%	6.08%	5.75%	4.84	%(6)
Portfolio Turnover of Boston Income Portfolio	54%	84%	68%	71	%(8)
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57	%(8)
Portfolio Turnover of Government Obligations Portfolio	19%	23%	2%	30	%(8)

(1)  For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(8)  For the Portfolio's fiscal year ended October 31, 2005.

(9)  Not annualized.

See notes to financial statements
7

Eaton Vance Diversified Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,			Period Ended
	2008	2007	2006	October 31, 2005(1)
Net asset value — Beginning of period	$9.620	$9.760	$9.750	$10.000
Income (loss) from operations
Net investment income(2)	$0.500	$0.520	$0.488	$0.365
Net realized and unrealized gain (loss)	(1.977)	(0.095)	0.085	(0.120)
Total income (loss) from operations	$(1.477)	$0.425	$0.573	$0.245
Less distributions
From net investment income	$(0.524)	$(0.565)	$(0.563)	$(0.495)
Tax return of capital	(0.029)	—	—	—
Total distributions	$(0.553)	$(0.565)	$(0.563)	$(0.495)
Net asset value — End of period	$7.590	$9.620	$9.760	$9.750
Total Return(3)	(16.13)%	4.44%	6.05%	2.49	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$28,616	$38,986	$31,827	$21,926
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.88%	1.85%	1.84%	1.92	%(6)(7)
Net investment income	5.48%	5.35%	5.01%	4.11	%(6)
Portfolio Turnover of Boston Income Portfolio	54%	84%	68%	71	%(8)
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57	%(8)
Portfolio Turnover of Government Obligations Portfolio	19%	23%	2%	30	%(8)

(1)  For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(8)  For the Portfolio's fiscal year ended October 31, 2005.

(9)  Not annualized.

See notes to financial statements
8

Eaton Vance Diversified Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,			Period Ended
	2008	2007	2006	October 31, 2005(1)
Net asset value — Beginning of period	$9.620	$9.770	$9.750	$10.000
Income (loss) from operations
Net investment income(2)	$0.500	$0.520	$0.489	$0.362
Net realized and unrealized gain (loss)	(1.978)	(0.105)	0.095	(0.117)
Total income (loss) from operations	$(1.478)	$0.415	$0.584	$0.245
Less distributions
From net investment income	$(0.523)	$(0.565)	$(0.564)	$(0.495)
Tax return of capital	(0.029)	—	—	—
Total distributions	$(0.552)	$(0.565)	$(0.564)	$(0.495)
Net asset value — End of period	$7.590	$9.620	$9.770	$9.750
Total Return(3)	(16.13)%	4.33%	6.16%	2.49	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$120,654	$182,197	$135,880	$89,806
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.88%	1.85%	1.84%	1.92	%(6)(7)
Net investment income	5.48%	5.34%	5.02%	4.08	%(6)
Portfolio Turnover of Boston Income Portfolio	54%	84%	68%	71	%(8)
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57	%(8)
Portfolio Turnover of Government Obligations Portfolio	19%	23%	2%	30	%(8)

(1)  For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(8)  For the Portfolio's fiscal year ended October 31, 2005.

(9)  Not annualized.

See notes to financial statements
9

Eaton Vance Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Diversified Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (the Portfolios), which are New York trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (6.1%, 3.0%, and 11.4%, respectively, at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows: Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned, fixed rate 30-year mortgage-backed securities are valued by Government Obligations Portfolio through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

Additional valuation policies for Boston Income Portfolio and Floating Rate Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations

10

Eaton Vance Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

The Portfolios may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of EVM. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $18,887,915 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,151,435), October 31, 2014 ($1,054,697), October 31, 2015 ($1,377,385) and October 31, 2016 ($15,304,398).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be

11

Eaton Vance Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$23,119,997	$23,267,514
Tax return of capital	$1,295,373	—

During the year ended October 31, 2008, accumulated net realized loss was increased by $8,903,970, accumulated distributions in excess of net investment income was decreased by $853,710 and paid-in capital was increased by $8,050,260 due to differences between book and tax accounting, primarily for foreign currency gain (loss), premium amortization, swap contracts, paydown gain (loss) and mixed straddles. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(18,887,915)
Net unrealized depreciation	$(75,065,009)
Other temporary differences	$(546,825)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, the timing of recognizing distributions to shareholders, swap contracts, partnership allocations and future contracts.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing advisory services (relating to the investment of the Fund's assets in the Portfolios) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund's investment adviser and administrator. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2008, the Fund's allocated portion of the adviser fees paid by the Portfolios was 0.63% of the Fund's average daily net assets and amounted to $2,381,966.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $14,495 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $40,002 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's and BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for

12

Eaton Vance Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $454,278 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $274,928 and $1,216,367 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,548,000 and $11,882,000 respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $91,643 and $405,456 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $169,000 and $36,000 of CDSCs paid by Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Boston Income Portfolio	$31,654,677	$45,094,879
Floating Rate Portfolio	23,230,774	41,958,184
Government Obligations Portfolio	17,406,318	71,081,190

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	4,532,622	10,613,050
Issued to shareholders electing to receive payments of distributions in Fund shares	958,445	835,241
Redemptions	(9,423,479)	(5,485,351)
Net increase (decrease)	(3,932,412)	5,962,940

13

Eaton Vance Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2008	2007
Sales	611,246	1,206,837
Issued to shareholders electing to receive payments of distributions in Fund shares	162,815	140,653
Redemptions	(1,056,020)	(555,949)
Net increase (decrease)	(281,959)	791,541
	Year Ended October 31,
Class C	2008	2007
Sales	2,398,942	7,435,545
Issued to shareholders electing to receive payments of distributions in Fund shares	764,924	677,831
Redemptions	(6,204,529)	(3,095,981)
Net increase (decrease)	(3,040,663)	5,017,395

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Diversified Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual
Funds Trust and Shareholders of
Eaton Vance Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Income Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006 and for the period from the start of business, December 7, 2004, to October 31, 2005, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Diversified Income Fund as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

15

Eaton Vance Diversified Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Dividend Income. The Fund designates $54,784, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

16

Eaton Vance Diversified Income Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Diversified Income Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	34,593,918	144,962
Thomas E. Faust Jr.	34,593,996	144,884
Allen R. Freedman	34,591,910	146,970
William H. Park	34,594,553	144,327
Ronald A. Pearlman	34,595,305	143,575
Helen Frame Peters	34,587,473	151,408
Heidi L. Steiger	34,587,543	151,338
Lynn A. Stout	34,596,350	142,531
Ralph F. Verni	34,593,918	144,962

Each nominee was also elected a Trustee of the following Portfolios: Boston Income Portfolio, Floating Rate Portfolio and Government Obligations Portfolio.

17

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

18

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Diversified Income Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Boston Income Portfolio, the Floating Rate Portfolio and the Government Obligations Portfolio, the portfolios in which the Fund invests (the "Portfolios"), each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans, high-yield debt, and other investments. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR's large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. With respect to the Boston Income Portfolio, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. With respect to the Government Obligations Portfolio, the Board noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

19

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund directly or indirectly through its pro rata share of the expenses of each Portfolio (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees, including administrative fees, and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and the Portfolios. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolios, the structure of the Portfolio advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolios to continue to share such benefits equitably.

20

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP) and Government Obligations Portfolio (GOP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

21

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust and GOP since 1998; of FRP since 2000 and of BIP since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxemburg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP	Since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust and of GOP	Of the Trust since 2007 and of GOP since 2006	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

22

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Scott H. Page 11/30/59	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust and of GOP	Of the Trust since 2002 and of GOP since 1993	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the GOP	Vice President of the Trust since 2007 and President of GOP since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of GOP since 1998, of FRP since 2000 and of BIP since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

23

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2320-12/08  DISRC

Annual Report October 31, 2008

EATON VANCE
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Dividend Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

Economic and Market Conditions

•                  The stock market moved dramatically lower during the year that ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007, as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks were faced with enormous write- offs from bad real estate loans, losses that severely impaired their overall lending capacity. As the market declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices as oil hit $145 per barrel in July and pinched consumers even more.

•                  The failure of Lehman Brothers in September and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. In late September, in an effort to jump- start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. Congress’ initial rejection of the plan sent the market into a near-freefall. A revised version of the measure was subsequently approved by Congress and was followed by coordinated activity by the world’s central banks to inject liquidity into the global banking system. While those actions reassured many investors, volatility remained high as the one-year period drew to a close.

•                  For the year ended October 31, 2008, all ten sectors within the Russell 1000 Value Index(1) (the Index) registered negative returns. The consumer staples sector was the best performing sector, posting the smallest sector loss in the Index. All of the other sectors had declines exceeding 20%, with the most severe occurring in the information technology, financials and materials sectors. Market-leading industries during the year included biotechnology, tobacco and road & rail, which were among a handful of industries to post positive returns. In contrast, thrifts and mortgage finance, automobiles, internet & catalog retail and communications equipment were among the worst performing industries.

Management Discussion

•                  In a year in which all market sectors experienced losses, the Fund(2) posted negative returns during the year ended October 31, 2008. Nevertheless, the Fund outperformed the Index for the year ended October 31, 2008.(1) Stock selection was the primary driver of the Fund’s outperformance of the Index. The largest contribution to the Fund’s relative returns came

Eaton Vance Dividend income Fund

Total Return performance 10/31/07 – 10/31/08

Fund - Class A(3)	-34.35%
Fund - Class C(3)	-34.86
Fund - Class I(3)	-34.28
Fund - Class R(3)	-34.63
Russell 1000 Value Index(1)	-36.80
Lipper Equity Income Funds Average(1)	-33.80

Please refer to page 3 for additional performance information.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Fund currently invests in a separate registered investment company, Dividend Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(3)

These returns do not include the 5.7 5% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

1

from the financials sector, both because the Fund was underweight in this sector, relative to the Index, and also because management’s selections outperformed those in the Index. The second largest contribution came from the information technology sector, where the Fund’s holdings in the communications equipment and computer industries outperformed. The Fund’s investments in the consumer discretionary sector contributed positively due to selection and an underweighted position in this sector relative to the Index. Finally, Fund holdings in the industrials sector contributed positively to relative returns.

•                  Limiting returns relative to the Index were holdings in the materials sector, where selections in the metals and mining industry underperformed similar stocks in the Index. Energy stocks also underperformed, with oil and gas holdings lagging those in the Index. In the utilities sector, electric utilities underperformed. Fund holdings in the telecommunication services sector also detracted from relative returns.

Portfolio Composition

Top Ten Holdings(1)

By net assets

France Telecom SA	3.1%
Wal-Mart Stores, Inc.	2.9
McDonald’s Corp.	2.7
Nestle SA	2.7
Exxon Mobil Corp.	2.6
PNC Financial Services Group, Inc.	2.6
Johnson & Johnson	2.5
Travelers Companies, Inc. (The)	2.4
Philip Morris International, Inc.	2.4
Merck & Co., Inc.	2.4

(1)Top Ten Holdings represented 2 6.4% of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

Sector Weightings(2)

By net assets

(2) As a percentage of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

2

Eaton Vance Dividend Income Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class C	Class I	Class R
Share Class Symbol	EDIAX	EDICX	EDIIX	EDIRX

Average Annual Total Returns (at net asset value)
One Year	-34.35%	-34.86%	-34.28%	-34.63%
Life of Fund†	-2.63	-3.41	-4.67	-5.09

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-38.12%	-35.47%	-34.28%	-34.63%
Life of Fund†	-4.58	-3.41	-4.67	-5.09

†Inception Dates — Class A: 11/30/05; Class C: 11/30/05; Class I: 1/31/06; Class R: 1/31/06

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses(2)	Class A	Class C	Class I	Class R
Expense Ratio	1.36%	2.11%	1.11%	1.61%

(2) Source: Prospectus dated 3/1/08.

(2) Source: Thomson Financial. Class A of the Fund commenced investment operations on 11/30/05.

A $10,000 hypothetical investment at net asset value in Class C shares on 11/30/05 (inception date), Class I shares on 1/31/06 (inception date) and Class R shares on 1/31/06 (inception date) would have been valued at $9,037, $8,767 and $8,662, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Dividend Income Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Dividend Income Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$711.30	$5.64
Class C	$1,000.00	$708.10	$8.84
Class I	$1,000.00	$711.20	$4.52
Class R	$1,000.00	$709.10	$6.70
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.65
Class C	$1,000.00	$1,014.80	$10.43
Class I	$1,000.00	$1,019.90	$5.33
Class R	$1,000.00	$1,017.30	$7.91

* Expenses are equal to the Fund's annualized expense ratio of 1.31% for Class A shares, 2.06% for Class C shares, 1.05% for Class I shares, and 1.56% for Class R shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Dividend Income Portfolio, at value (identified cost, $304,483,009)	$270,549,603
Receivable for Fund shares sold	3,056,876
Total assets	$273,606,479
Liabilities
Payable for Fund shares redeemed	$774,324
Payable to affiliate for distribution and service fees	120,152
Payable to affiliate for administration fees	32,823
Payable to affiliate for Trustees' fees	71
Accrued expenses	96,458
Total liabilities	$1,023,828
Net Assets	$272,582,651
Sources of Net Assets
Paid-in capital	$404,985,001
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(103,112,710)
Accumulated undistributed net investment income	4,643,766
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(33,933,406)
Total	$272,582,651
Class A Shares
Net Assets	$161,743,541
Shares Outstanding	20,963,762
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.72
Maximum Offering Price Per Share (100 ÷ 94.25 of $7.72)	$8.19
Class C Shares
Net Assets	$108,613,349
Shares Outstanding	14,150,632
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.68
Class I Shares
Net Assets	$2,155,103
Shares Outstanding	279,363
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.71
Class R Shares
Net Assets	$70,658
Shares Outstanding	9,149
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.72
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $2,508,728)	$30,879,038
Interest allocated from Portfolio	180,660
Expenses allocated from Portfolio	(2,309,435)
Net investment income from Portfolio	$28,750,263
Expenses
Administration fee	$465,330
Trustees' fees and expenses	1,764
Distribution and service fees Class A	450,962
Class C	1,269,784
Class R	390
Transfer and dividend disbursing agent fees	300,823
Registration fees	60,930
Printing and postage	59,205
Custodian fee	39,649
Legal and accounting services	24,888
Miscellaneous	13,059
Total expenses	$2,686,784
Net investment income	$26,063,479
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(93,334,194)
Foreign currency transactions	(306,066)
Net realized loss	$(93,640,260)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(60,820,458)
Foreign currency	(174,557)
Net change in unrealized appreciation (depreciation)	$(60,995,015)
Net realized and unrealized loss	$(154,635,275)
Net decrease in net assets from operations	$(128,571,796)

See notes to financial statements
5

Eaton Vance Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$26,063,479	$9,215,172
Net realized loss from investment and foreign currency transactions	(93,640,260)	(8,713,916)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(60,995,015)	24,478,904
Net increase (decrease) in net assets from operations	$(128,571,796)	$24,980,160
Distributions to shareholders — From net investment income Class A	$(12,900,418)	$(5,859,850)
Class C	(8,161,326)	(3,828,527)
Class I	(206,228)	(111,236)
Class R	(5,417)	(4,211)
Total distributions to shareholders	$(21,273,389)	$(9,803,824)
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$131,458,191	$140,876,450
Class C	72,364,440	93,500,708
Class I	3,192,722	2,069,784
Class R	62,242	59,316
Net asset value of shares issued to shareholders in payment of distributions declared Class A	8,901,288	4,069,253
Class C	4,545,425	2,022,070
Class I	158,831	84,895
Class R	3,862	3,331
Cost of shares redeemed Class A	(57,747,660)	(16,583,175)
Class C	(26,066,612)	(6,119,474)
Class I	(2,258,800)	(1,111,732)
Class R	(34,227)	(16,445)
Net increase in net assets from Fund share transactions	$134,579,702	$218,854,981
Net increase (decrease) in net assets	$(15,265,483)	$234,031,317

Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
At beginning of year	$287,848,134	$53,816,817
At end of year	$272,582,651	$287,848,134
Accumulated undistributed net investment income included in net assets
At end of year	$4,643,766	$428,617

See notes to financial statements
6

Eaton Vance Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended
	2008	2007	October 31, 2006(1)
Net asset value — Beginning of period	$12.640	$11.410	$10.000
Income (loss) from operations
Net investment income(2)	$0.923	$0.729	$1.401
Net realized and unrealized gain (loss)	(5.087)	1.282	0.487
Total income (loss) from operations	$(4.164)	$2.011	$1.888
Less distributions
From net investment income	$(0.756)	$(0.781)	$(0.478)
Total distributions	$(0.756)	$(0.781)	$(0.478)
Net asset value — End of period	$7.720	$12.640	$11.410
Total Return(3)	(34.35)%	18.18%	19.26	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$161,744	$166,609	$29,586
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.31%	1.36%	1.41	%(5)(6)
Expenses after custodian fee reduction(4)	1.31%	1.36%	1.40	%(5)(6)
Net investment income(4)	8.72%	6.00%	14.04	%(5)(6)
Portfolio Turnover of the Fund	—	—	35	%(7)
Portfolio Turnover of the Portfolio	256%	87%	170	%(8)

(1)  For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the start of business, November 30, 2005, to October 31, 2006).

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

(9)  Not annualized.

See notes to financial statements
7

Eaton Vance Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,		Period Ended
	2008	2007	October 31, 2006(1)
Net asset value — Beginning of period	$12.580	$11.360	$10.000
Income (loss) from operations
Net investment income(2)	$0.837	$0.644	$1.322
Net realized and unrealized gain (loss)	(5.061)	1.270	0.470
Total income (loss) from operations	$(4.224)	$1.914	$1.792
Less distributions
From net investment income	$(0.676)	$(0.694)	$(0.432)
Total distributions	$(0.676)	$(0.694)	$(0.432)
Net asset value — End of period	$7.680	$12.580	$11.360
Total Return(3)	(34.86)%	17.31%	18.25	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$108,613	$118,841	$23,105
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.06%	2.11%	2.16	%(5)(6)
Expenses after custodian fee reduction(4)	2.06%	2.11%	2.15	%(5)(6)
Net investment income(4)	7.94%	5.33%	13.27	%(5)(6)
Portfolio Turnover of the Fund	—	—	35	%(7)
Portfolio Turnover of the Portfolio	256%	87%	170	%(8)

(1)  For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the start of business, November 30, 2005, to October 31, 2006).

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

(9)  Not annualized.

See notes to financial statements
8

Eaton Vance Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,		Period Ended
	2008	2007	October 31, 2006(1)
Net asset value — Beginning of period	$12.640	$11.410	$10.610
Income (loss) from operations
Net investment income(2)	$0.977	$0.831	$1.912
Net realized and unrealized gain (loss)	(5.125)	1.209	(0.614	)(3)
Total income (loss) from operations	$(4.148)	$2.040	$1.298
Less distributions
From net investment income	$(0.782)	$(0.810)	$(0.498)
Total distributions	$(0.782)	$(0.810)	$(0.498)
Net asset value — End of period	$7.710	$12.640	$11.410
Total Return(4)	(34.28)%	18.45%	12.62	%(10)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,155	$2,317	$1,098
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.06%	1.11%	1.16	%(6)(7)
Expenses after custodian fee reduction(5)	1.06%	1.11%	1.15	%(6)(7)
Net investment income(5)	9.20%	6.87%	25.28	%(6)(7)
Portfolio Turnover of the Fund	—	—	35	%(8)
Portfolio Turnover of the Portfolio	256%	87%	170	%(9)

(1)  For the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006.

(2)  Computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of the Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the initial issuance of shares, January 31, 2006, to October 31, 2006).

(8)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

(10)  Not annualized.

See notes to financial statements
9

Eaton Vance Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31,		Period Ended
	2008	2007	October 31, 2006(1)
Net asset value — Beginning of period	$12.660	$11.400	$10.610
Income (loss) from operations
Net investment income(2)	$0.847	$0.788	$1.162
Net realized and unrealized gain (loss)	(5.057)	1.222	0.090
Total income (loss) from operations	$(4.210)	$2.010	$1.252
Less distributions
From net investment income	$(0.730)	$(0.750)	$(0.462)
Total distributions	$(0.730)	$(0.750)	$(0.462)
Net asset value — End of period	$7.720	$12.660	$11.400
Total Return(3)	(34.63)%	18.15%	12.15	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$71	$81	$28
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.56%	1.61%	1.66	%(5)(6)
Expenses after custodian fee reduction(4)	1.56%	1.61%	1.65	%(5)(6)
Net investment income(4)	8.05%	6.51%	14.30	%(5)(6)
Portfolio Turnover of the Fund	—	—	35	%(7)
Portfolio Turnover of the Portfolio	256%	87%	170	%(8)

(1)  For the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the initial issuance of shares, January 31, 2006, to October 31, 2006).

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

(9)  Not annualized.

See notes to financial statements
10

Eaton Vance Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Dividend Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (93.4% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $99,401,974 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($1,311,256) October 31, 2015 ($8,547,018), and October 31, 2016 ($89,543,700).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$21,273,389	$9,803,824

During the year ended October 31, 2008, accumulated net realized loss was decreased by $574,943, accumulated undistributed net investment income was decreased by 574,941, and paid-in capital was decreased by $2 due to differences between book and tax accounting, primarily for foreign currency loss and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:
Undistributed ordinary income	$4,643,766
Capital loss carryforward	$(99,401,974)
Net unrealized depreciation	$(37,644,142)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $465,330. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $16,252 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $225,133 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $450,962 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing

12

Eaton Vance Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2008, the Fund paid or accrued to EVD $952,338 for Class C shares, representing 0.75% (annualized) of the average daily net assets of Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $9,310,000 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of average daily net assets attributable to Class R shares. For the year ended October 31, 2008, the Fund paid or accrued to EVD $195, representing 0.25% (annualized) of the average daily net assets of Class R shares. The Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $317,446 and $195 for Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $6,000 and $40,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $205,759,347 and $96,393,078, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	12,654,295	11,623,281
Issued to shareholders electing to receive payments of distributions in Fund shares	861,638	334,945
Redemptions	(5,731,544)	(1,372,583)
Net increase	7,784,389	10,585,643
	Year Ended October 31,
Class C	2008	2007
Sales	6,923,696	7,754,795
Issued to shareholders electing to receive payments of distributions in Fund shares	442,114	167,204
Redemptions	(2,661,168)	(510,023)
Net increase	4,704,642	7,411,976
	Year Ended October 31,
Class I	2008	2007
Sales	294,565	170,313
Issued to shareholders electing to receive payments of distributions in Fund shares	15,405	7,024
Redemptions	(213,957)	(90,233)
Net increase	96,013	87,104

13

Eaton Vance Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class R	2008	2007
Sales	6,028	4,961
Issued to shareholders electing to receive payments of distributions in Fund shares	377	275
Redemptions	(3,636)	(1,328)
Net increase	2,769	3,908

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Dividend Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Dividend
Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Income Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, November 30, 2005 to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, November 30, 2005 to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

15

Eaton Vance Dividend Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $13,754,403, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2008 ordinary income dividends, 11.4% qualifies for the corporate dividends received deduction.

16

Dividend Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.6%
Security	Shares	Value
Aerospace & Defense — 6.7%
General Dynamics Corp.	87,300	$5,265,936
Lockheed Martin Corp.	77,800	6,616,890
Raytheon Co.	120,170	6,141,889
United Technologies Corp.	25,828	1,419,507
		$19,444,222
Capital Markets — 5.8%
Bank of New York Mellon Corp. (The)	207,000	$6,748,200
Franklin Resources, Inc.	70,977	4,826,436
State Street Corp.	121,799	5,279,987
		$16,854,623
Chemicals — 0.6%
Potash Corp. of Saskatchewan, Inc.	20,000	$1,705,200
		$1,705,200
Commercial Banks — 4.0%
PNC Financial Services Group, Inc.	112,552	$7,503,842
Wells Fargo & Co.	116,501	3,966,859
		$11,470,701
Commercial Services & Supplies — 2.2%
Waste Management, Inc.	200,000	$6,246,000
		$6,246,000
Computers & Peripherals — 3.0%
Hewlett-Packard Co.	60,000	$2,296,800
International Business Machines Corp.	69,781	6,487,540
		$8,784,340
Diversified Financial Services — 2.7%
Citigroup, Inc.	167,966	$2,292,736
JPMorgan Chase & Co.	135,000	5,568,750
		$7,861,486
Diversified Telecommunication Services — 8.7%
AT&T, Inc.	126,880	$3,396,578
France Telecom SA	360,000	9,077,607

Security	Shares	Value
Diversified Telecommunication Services (continued)
Koninklijke KPN NV	400,000	$5,633,276
Telefonos de Mexico SA de CV ADR	62,130	1,113,370
Verizon Communications, Inc.	201,109	5,966,904
		$25,187,735
Electric Utilities — 5.3%
E.ON AG	41,018	$1,537,143
E.ON AG ADR	2	76
FirstEnergy Corp.	72,500	3,781,600
Fortum Oyj	182,592	4,487,389
FPL Group, Inc.	120,000	5,668,800
		$15,475,008
Energy Equipment & Services — 4.7%
Diamond Offshore Drilling, Inc.	72,688	$6,454,694
Schlumberger, Ltd.	85,959	4,439,782
Transocean, Inc.(1)	31,831	2,620,646
		$13,515,122
Food & Staples Retailing — 2.9%
Wal-Mart Stores, Inc.	152,800	$8,527,768
		$8,527,768
Food Products — 3.5%
Cadbury Schweppes PLC ADR	62,524	$2,312,137
Nestle SA	201,587	7,839,112
		$10,151,249
Health Care Equipment & Supplies — 2.3%
Covidien, Ltd.	152,400	$6,749,796
		$6,749,796
Hotels, Restaurants & Leisure — 2.7%
McDonald's Corp.	136,400	$7,901,652
		$7,901,652
Household Products — 0.4%
Kimberly-Clark de Mexico SA de CV	362,500	$1,191,665
		$1,191,665

See notes to financial statements
17

Dividend Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance — 5.5%
Chubb Corp.	38,000	$1,969,160
MetLife, Inc.	205,000	6,810,100
Travelers Companies, Inc. (The)	166,692	7,092,745
		$15,872,005
Leisure Equipment & Products — 1.0%
Mattel, Inc.	200,000	$3,004,000
		$3,004,000
Media — 1.5%
Comcast Corp., Class A	272,080	$4,287,981
		$4,287,981
Metals & Mining — 2.6%
BHP Billiton, Ltd. ADR	135,000	$5,248,800
Compass Minerals International, Inc.	38,900	2,136,777
		$7,385,577
Multiline Retail — 1.4%
Target Corp.	103,817	$4,165,138
		$4,165,138
Oil, Gas & Consumable Fuels — 10.6%
BP PLC ADR	130,000	$6,461,000
Chevron Corp.	88,400	6,594,640
Exxon Mobil Corp.	103,529	7,673,569
Occidental Petroleum Corp.	106,160	5,896,126
Total SA ADR	72,260	4,006,094
		$30,631,429
Pharmaceuticals — 10.6%
Johnson & Johnson	116,785	$7,163,592
Merck & Co., Inc.	226,967	7,024,629
Novartis AG ADR	105,000	5,353,950
Pfizer, Inc.	300,000	5,313,000
Schering-Plough Corp.	406,720	5,893,373
		$30,748,544

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 3.4%
Boston Properties, Inc.	61,100	$4,330,768
Simon Property Group, Inc.	80,690	5,408,651
		$9,739,419
Road & Rail — 1.1%
Canadian Pacific Railway, Ltd.	70,000	$3,150,000
		$3,150,000
Tobacco — 2.4%
Philip Morris International, Inc.	161,845	$7,035,402
		$7,035,402
Total Common Stocks (identified cost $311,961,736)		$277,086,062
Short-Term Investments — 6.2%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(2)	$17,811	$17,810,796
Total Short-Term Investments (identified cost $17,810,796)		$17,810,796
Total Investments — 101.8% (identified cost $329,772,532)		$294,896,858
Other Assets, Less Liabilities — (1.8)%		$(5,093,816)
Net Assets — 100.0%		$289,803,042

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
18

Dividend Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	80.5%	$233,159,393
France	6.7	19,445,871
Switzerland	4.6	13,193,062
United Kingdom	3.0	8,773,137
Netherlands	1.9	5,633,276
Canada	1.7	4,855,200
Finland	1.6	4,487,389
Cayman Islands	0.9	2,620,646
Germany	0.5	1,537,219
Mexico	0.4	1,191,665
	101.8%	$294,896,858

See notes to financial statements
19

Dividend Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $311,961,736)	$277,086,062
Affiliated investment, at value (identified cost, $17,810,796)	17,810,796
Receivable for investments sold	5,172,444
Dividends receivable	1,424,578
Interest receivable from affiliated investment	27,122
Tax reclaims receivable	815,993
Total assets	$302,336,995
Liabilities
Payable for investments purchased	$12,273,826
Payable to affiliate for investment adviser fee	145,626
Payable to affiliate for Trustees' fees	898
Accrued expenses	113,603
Total liabilities	$12,533,953
Net Assets applicable to investors' interest in Portfolio	$289,803,042
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$324,857,049
Net unrealized depreciation (computed on the basis of identified cost)	(35,054,007)
Total	$289,803,042

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $2,712,765)	$33,402,763
Interest	184
Interest income allocated from affiliated investment	195,457
Expenses allocated from affiliated investment	(29,705)
Total investment income	$33,568,699
Expenses
Investment adviser fee	$2,152,193
Trustees' fees and expenses	13,301
Custodian fee	263,481
Legal and accounting services	36,347
Miscellaneous	7,577
Total expenses	$2,472,899
Net investment income	$31,095,800
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(99,658,877)
Foreign currency transactions	(329,191)
Net realized loss	$(99,988,068)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(66,815,214)
Foreign currency	(187,458)
Net change in unrealized appreciation (depreciation)	$(67,002,672)
Net realized and unrealized loss	$(166,990,740)
Net decrease in net assets from operations	$(135,894,940)

See notes to financial statements
20

Dividend Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$31,095,800	$12,650,275
Net realized loss from investment and foreign currency transactions	(99,988,068)	(9,095,700)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(67,002,672)	27,518,346
Net increase (decrease) in net assets from operations	$(135,894,940)	$31,072,921
Capital transactions — Contributions	$210,949,684	$242,628,525
Withdrawals	(101,490,492)	(32,100,952)
Net increase in net assets from capital transactions	$109,459,192	$210,527,573
Net increase (decrease) in net assets	$(26,435,748)	$241,600,494
Net Assets
At beginning of year	$316,238,790	$74,638,296
At end of year	$289,803,042	$316,238,790

See notes to financial statements
21

Dividend Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,		Period Ended
	2008	2007	October 31, 2006(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.75%	0.76%	0.88	%(3)
Net investment income	9.27%	6.77%	15.44	%(3)
Portfolio Turnover	256%	87%	170%
Total Return	(33.97)%	18.88%	10.33	%(4)
Net assets, end of period (000's omitted)	$289,803	$316,239	$74,638

(1)  For the period from the start of business, March 24, 2006, to October 31, 2006.

(2)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)  Annualized.

(4)  Not annualized.

See notes to financial statements
22

Dividend Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Dividend Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Dividend Income Fund held a 93.4% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification

23

Dividend Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio has no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $2,180,994 of which $28,801 was allocated from Cash Management and $2,152,193 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.65% (annualized) of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $972,068,255 and $843,489,091, respectively, for the year ended October 31, 2008.

24

Dividend Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$333,180,966
Gross unrealized appreciation	$46,481
Gross unrealized depreciation	(38,330,589)
Net unrealized depreciation	$(38,284,108)

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

25

Dividend Income Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Investors
of Dividend Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Dividend Income Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, March 24, 2006 to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Income Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, March 24, 2006 to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

26

Eaton Vance Dividend Income Fund
Dividend Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Dividend Income Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	31,891,426	273,494
Thomas E. Faust Jr.	31,877,723	287,197
Allen R. Freedman	31,886,016	278,904
William H. Park	31,890,980	273,940
Ronald A. Pearlman	31,883,382	281,538
Helen Frame Peters	31,875,646	289,274
Heidi L. Steiger	31,889,941	274,979
Lynn A. Stout	31,887,979	276,941
Ralph F. Verni	31,891,740	273,180

Each nominee was also elected a Trustee of the Portfolio.

Dividend Income Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	92%	1%
Thomas E. Faust Jr.	92%	1%
Allen R. Freedman	92%	1%
William H. Park	92%	1%
Ronald A. Pearlman	92%	1%
Helen Frame Peters	92%	1%
Heidi L. Steiger	92%	1%
Lynn A. Stout	92%	1%
Ralph F. Verni	92%	1%

Results are rounded to the nearest whole number.

27

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

28

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Dividend Income Portfolio (the "Portfolio"), the underlying Portfolio in which Eaton Vance Dividend Income Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board also considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. The Board reviewed the compliance programs of the Adviser and its affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Portfolio's management fees, including administrative fees, and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the Portfolio advisory fee, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Dividend Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

31

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2006	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Vice President of the Trust since 2005 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

32

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Vice President of the Trust since 2003 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Dividend Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investing Services

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2634-12/08  DIVISRC

Annual Report October 31, 2008

EATON VANCE EMERGING
MARKETS
LOCAL
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA

Co-Portfolio Manager

John R. Baur
Co-Portfolio Manager

Michael A. Cirami, CFA
Co-Portfolio Manager

Economic and Market Conditions

•             The credit crisis that began in mid-2007 resulted in unprecedented events in the U.S. financial markets in 2008. Within a two-week period in September 2008, investors saw the U.S. government’s bailout of the two largest government sponsored enterprises, Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers Holding, Inc., and the subsequent bailout of one of the world’s largest insurers, amidst other government intervention and uncertainty surrounding the future of many of the largest U.S. financial institutions. As the crisis intensified in the last two months of the Fund’s fiscal year, the global fixed income and currency markets reacted with a flight to quality. The U.S. dollar strengthened against the Euro and many emerging market currencies, and U.S. interest rates fell as foreign investors headed for the relative safety of U.S. Treasury bonds. For the year ended October 31, 2008, 2-year and 5-year U.S. Treasury yields fell 240 (2.40%) and 134 basis points (1.34%), respectively. The Federal Funds rate started the year at 4.5% on October 31, 2007 and was cut to 1.0% by October 31, 2008. Many foreign central banks also cut their benchmark short-term interest rates in response to the global financial crisis, including the European Central Bank (ECB), Bank of Japan, Bank of England, and those of certain emerging market countries.

Management Discussion

•             The Fund(1) seeks to provide total return by primarily investing in securities denominated in currencies of emerging market countries, fixed-income instruments issued by emerging market entities or sovereigns and/or derivative instruments denominated in or based on the currencies, interest rates or issues of, emerging market countries.

•             The Fund outperformed its benchmark, the JP Morgan Government Bond Index — Emerging Market Global Diversified (Unhedged), during the period.(3) The Fund’s relative outperformance was primarily driven by its performance in South Africa, the Asian region, and Eastern European positions in Hungary and Turkey. The Fund’s performance was negatively impacted by performance of positions in Iceland and Latin America.

•             In South Africa, the Fund’s underweight currency position outperformed the benchmark’s exposure to sovereign bonds. Similarly, the Fund’s combination of derivatives positions and sovereign bond exposures outperformed the benchmark’s sovereign bond exposure in Hungary and Turkey as well.

•             In Asia, the Fund outperformed its benchmark in Indonesia, South Korea, Malaysia, and Thailand. A non-benchmark position in the Philippines was also positive for performance. In Indonesia, the Fund’s slight underweight position was positive for performance as the Indonesian currency depreciated in response to government-introduced restrictions on foreign exchange purchases. The Fund’s outperformance of the benchmark in Malaysia and Thailand was the result of an underweight position in sovereign bonds, in favor of currency exposure. The Fund also benefited from long currency exposure in the Philippines and short currency exposure in South Korea. The Philippine Peso appreciated amid remittances from foreign workers and increasing foreign

Eaton Vance Emerging Markets Local income Fund

Total Return Performance 10/31/07 — 10/31/08

Class A(2)	-13.38%
JP Morgan Government Bond Index – Emerging Market Global Diversified (Unhedged) (3)	-15.16%

Please refer to page 3 for additional performance information.

(1)        The Fund currently invests in a separate registered investment company, Emerging Markets Local Income Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings. (2) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares. If sales charges were deducted, the returns would be lower. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

portfolio investment in Philippine equities. In South Korea, the Won depreciated sharply amid government missteps on the economy, a widening current account deficit, and repatriation of dividends by foreign investors.

•                  The performance of the Fund’s positions in Brazil and Mexico detracted slightly from the outperformance as the currencies of both countries depreciated mainly in response to the global financial crisis. In Iceland, the government seized the nation’s banks in October, as the banks collapsed under the weight of a falling currency and large debts abroad. The Fund’s Icelandic positions also detracted from the Fund’s outperformance of its benchmark.

•                  The Fund’s duration increased during the year, to 4.25 years at October 31, 2008 from 2.0 years at October 31, 2007. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

Portfolio Composition

Securities Holdings (excludes derivatives)(1)

By total net assets

(1)     Securities Holdings reflect the Portfolio’s securities positions as of 10/31/08. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures, please refer to the Regional Currency Exposure table.

Regional Currency Exposures (including derivatives)(2),(3)

By total net assets / Exceeds 100% due to use of derivatives

(2)     Regional Currency Exposures reflect the Portfolio’s investments as of 10/31/08. Total exposures may exceed 100% due to implicit leverage created by derivatives.

Currency Positions(3)

By total net assets

Mexico	11.9%
Poland	11.5
Hungary	10.5
Brazil	10.1
Malaysia	9.2
Turkey	9.0
South Africa	8.5
Thailand	6.8
Indonesia	6.3
Czech Republic	5.5
Peru	2.3
Chile	1.6
Slovakia	1.6
Russia	1.5%
Nigeria	1.4
Colombia	1.2
Ghana	0.6
Mauritius	0.6
Uruguay	0.6
Uganda	0.4
Egypt	0.4
Georgia	0.4
United Arab Emirates	0.3
Iceland	0.3
Costa Rica	0.1

(3)     Currency Positions reflect the Portfolio’s investments as of 10/31/08. Currency exposures include all long foreign exchange denominated assets and all long currency derivatives. Net short positions and other foreign derivatives are excluded. Short Currency Exposures are 4.6%. Foreign Long derivatives are 54.1%. Other Foreign Short Derivatives are 2.9%. All numbers are a percentage of total net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the JP Morgan Government Bond Index - Emerging Market Global Diversified (Unhedged), an unmanaged broad-based index that currently comprises the local currency, fixed rate coupon issues of 13 markets greater than 1-year in maturity. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the JP Morgan Government Bond Index - Emerging Market Global Diversified (Unhedged). The table includes the total returns of Class A of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1) Share Class Symbol	Class A EEIAX

Average Annual Total Returns (at net asset value)
One Year	-13.38%
Life of Fund†	-3.23

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	-17.51%
Life of Fund†	-6.67

† Inception Date — Class A: 6/27/07.

(1)  Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge.

Total Annual Operating Expenses(2)	Class A

Gross Expense Ratio	1.39%
Net Expense Ratio	1.25%

(2)  From the Fund’s prospectus dated 3/1/08, as supplemented. The Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2009. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Emerging Markets Local Income Fund, Class A vs. the JP Morgan Government Bond Index – Emerging Market Global Diversified (Unhedged) (JP Morgan Index)*

June 30, 2007 — October 31, 2008

*	Source: Lipper Inc. Class A of the Fund commenced operations on 6/27/07. Index data is available as of month end only.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individualy purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Emerging Markets Local Income Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$827.70	$5.74	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.34	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent an allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $2,264,611)	$1,592,139
Receivable for Fund shares sold	244
Receivable from the administrator	7,893
Other assets	101
Total assets	$1,600,377
Liabilities
Payable for Fund shares redeemed	$22,416
Dividends payable	15,710
Payable to affiliate for distribution and service fees	810
Accrued expenses	32,634
Total liabilities	$71,570
Net Assets	$1,528,807
Sources of Net Assets
Paid-in capital	$2,589,768
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(380,406)
Accumulated distributions in excess of net investment income	(8,083)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(672,472)
Total	$1,528,807
Class A Shares
Net Assets	$1,528,807
Shares Outstanding	184,687
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.28
Maximum Offering Price Per Share (100 ÷ 95.25 of $8.28)	$8.69
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest allocated from Portfolio (net of foreign taxes, $1,843)	$96,204
Expenses allocated from Portfolio	(15,368)
Net investment income from Portfolio	$80,836
Expenses
Trustees' fees and expenses	$290
Distribution and service fees	4,807
Registration fees	25,604
Legal and accounting services	20,789
Printing and postage	12,824
Custodian fee	9,420
Transfer and dividend disbursing agent fees	967
Miscellaneous	4,550
Total expenses	$79,251
Deduct — Allocation of expenses to the administrator	$74,465
Total expense reductions	$74,465
Net expenses	$4,786
Net investment income	$76,050
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(111,792)
Financial futures contracts	5,461
Swap contracts	(25,970)
Foreign currency and forward foreign currency exchange contract transactions	(223,052)
Net realized loss	$(355,353)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(539,346)
Financial futures contracts	(1,504)
Swap contracts	(24,867)
Foreign currency and forward foreign currency exchange contracts	(107,154)
Net change in unrealized appreciation (depreciation)	$(672,871)
Net realized and unrealized loss	$(1,028,224)
Net decrease in net assets from operations	$(952,174)

See notes to financial statements
5

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
From operations — Net investment income	$76,050	$165
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(355,353)	326
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	(672,871)	399
Net increase (decrease) in net assets from operations	$(952,174)	$890
Distributions to shareholders — From net investment income	$(109,042)	$(252)
From net realized gain	(384)	—
Tax return of capital	(36,996)	—
Total distributions to shareholders	$(146,422)	$(252)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$9,023,270	$10,100
Net asset value of shares issued to shareholders in payment of distributions declared	60,153	—
Cost of shares redeemed	(6,466,890)	—
Capital contribution from administrator	—	132
Net increase in net assets from Fund share transactions	$2,616,533	$10,232
Net increase in net assets	$1,517,937	$10,870
Net Assets
At beginning of period	$10,870	$—
At end of period	$1,528,807	$10,870
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(8,083)	$(62)

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

See notes to financial statements
6

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Net asset value — Beginning of period	$10.770	$10.000
Income (loss) from operations
Net investment income(2)	$0.475	$0.165
Net realized and unrealized gain (loss)	(1.727)	0.732
Total income (loss) from operations	$(1.252)	$0.897
Less distributions
From net investment income	$(0.640)	$(0.259)
From net realized gain	(0.381)	—
Tax return of capital	(0.217)	—
Total distributions	$(1.238)	$(0.259)
Capital contribution from administrator(2)	$—	$0.132
Net asset value — End of period	$8.280	$10.770
Total Return(3)	(13.38)%	10.44	%(8)(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,529	$11
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(7)	1.25%	1.25	%(6)
Net investment income(7)	4.73%	4.67	%(6)
Portfolio Turnover of the Portfolio	38%	2	%(9)

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  The administrator subsidized certain operating expenses (equal to 4.63% and 287.76% of average daily net assets for the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(8)  Absent a capital contribution by the administrator in the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.12%.

(9)  Not annualized.

See notes to financial statements
7

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers Class A shares, which are generally sold subject to a sales charge imposed at time of purchase. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (2.6% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $353,896 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of

8

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007 was as follows:

	Year ended October 31, 2008	Period ended October 31, 2007
Distributions declared from:
Ordinary income	$109,272	$252
Long-term capital gains	$154	$—
Tax return of capital	$36,996	$—

During the year ended October 31, 2008, accumulated net realized loss was increased by $24,971 and accumulated distributions in excess of net investment income was decreased by $24,971 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(353,896)
Net unrealized depreciation	$(691,355)
Other temporary differences	$(15,710)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, foreign currency transactions, wash sales, partnership allocations and premium amortization.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund's average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator ("Investable Assets") up to $1 billion and is payable monthly. On net assets of $1 billion and over that are invested in Investable Assets, the annual fee is reduced. For the year ended October 31, 2008, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund's assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio's adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator to the Fund, but receives no compensation. EVM has agreed to reimburse the Fund's operating expenses to the extent that they exceed 1.25% annually of the Fund's average daily net assets for Class A. This agreement may be changed or terminated after February 28, 2009. Pursuant to this agreement, EVM was allocated $74,465 of the Fund's operating expenses for the year ended October 31, 2008.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $81 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,593 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a

9

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008, amounted to $4,807 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2008 the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $9,023,026 and $6,491,530, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Sales	893,652	1,010
Issued to shareholders electing to receive payments of distributions in Fund shares	6,209	—
Redemptions	(716,184)	—
Net increase	183,677	1,010

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

At October 31, 2008, EVM owned 53.1% of the outstanding shares of the Fund.

8  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

10

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund (formerly Eaton Vance Emerging Markets Income Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the "Fund") (formerly Eaton Vance Emerging Markets Income Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

11

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Capital Gain Dividends — The Fund designates $154 as a long-term capital gain dividend.

12

Emerging Markets Local Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 66.2%
Security	Principal		U.S. $ Value
Brazil — 7.4%
Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	381,944	$145,364
Nota Do Tesouro Nacional, 10.00%, 1/1/10	BRL	3,775,000	1,643,463
Nota Do Tesouro Nacional, 10.00%, 1/1/12	BRL	3,259,000	1,251,548
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	4,310,000	1,485,439
Total Brazil (identified cost $6,049,678)			$4,525,814
Costa Rica — 0.2%
Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	84,032,550	$78,193
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	9,921,690	9,276
Total Costa Rica (identified cost $99,180)			$87,469
Czech Republic — 4.0%
Czech Republic, 3.55%, 10/18/12	CZK	12,300,000	$632,351
Czech Republic, 3.80%, 4/11/15	CZK	12,370,000	621,855
Czech Republic, 4.00%, 4/11/17	CZK	23,720,000	1,185,721
Total Czech Republic (identified cost $2,327,677)			$2,439,927
Ecuador — 0.0%
Republic of Ecuador, 10.00%, 8/15/30	USD	25,000	$7,375
Total Ecuador (identified cost $7,875)			$7,375
Egypt — 0.4%
Arab Republic of Egypt, 8.75%, 7/18/12(4)	EGP	1,690,000	$214,978
Total Egypt (identified cost $295,638)			$214,978
Georgia — 0.9%
Republic of Georgia, 7.50%, 4/15/13	USD	735,000	$529,200
Total Georgia (identified cost $572,057)			$529,200
Ghana — 0.6%
Ghanaian Government Bond, 13.00%, 8/2/10(7)	GHS	470,000	$356,884
Total Ghana (identified cost $503,347)			$356,884

Security	Principal		U.S. $ Value
Hungary — 8.4%
Hungary Government Bond, 6.50%, 8/12/09	HUF	433,000,000	$2,029,600
Hungary Government Bond, 6.75%, 2/24/17	HUF	303,100,000	1,183,580
Hungary Government Bond, 6.75%, 11/24/17	HUF	148,000,000	576,088
Hungary Government Bond, 7.25%, 6/12/12	HUF	322,000,000	1,342,570
Total Hungary (identified cost $6,673,508)			$5,131,838
Indonesia — 3.9%
Indonesia Government, 9.00%, 9/15/18	IDR	7,400,000,000	$414,638
Indonesia Government, 9.75%, 5/15/37	IDR	12,436,000,000	653,175
Indonesia Government, 11.00%, 11/15/20	IDR	7,910,000,000	493,650
Indonesia Government, 12.50%, 3/15/13	IDR	9,245,000,000	729,422
Republic of Indonesia, 6.875%, 1/17/18	USD	100,000	68,500
Total Indonesia (identified cost $3,928,807)			$2,359,385
Ivory Coast — 0.0%
Ivory Coast, 4.00%, 3/31/28	USD	75,000	$25,001
Total Ivory Coast (identified cost $26,258)			$25,001
Malaysia — 11.4%
Malaysian Government, 3.756%, 4/28/11	MYR	10,900,000	$3,057,584
Malaysian Government, 4.24%, 2/7/18	MYR	13,900,000	3,876,566
Total Malaysia (identified cost $7,233,313)			$6,934,150
Mexico — 2.5%
Mexican Fixed Rate Bonds, 10.00%, 12/5/24	MXN	17,910,000	$1,539,557
Total Mexico (identified cost $1,984,623)			$1,539,557
Nigeria — 0.9%
Nigerian Treasury Bond, 12.00%, 4/28/09	NGN	27,583,000	$237,420
Nigerian Treasury Bond, 17.00%, 12/16/08	NGN	36,700,000	314,831
Total Nigeria (identified cost $527,716)			$552,251

See notes to financial statements
13

Emerging Markets Local Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal		U.S. $ Value
Peru — 2.8%
Peru Certificates of Deposit, 0.00%, 2/9/09	PEN	1,100,000	$350,991
Republic of Peru, 6.90%, 8/12/37(4)	PEN	2,367,000	540,132
Republic of Peru, 8.60%, 8/12/17	PEN	1,075,000	328,297
Republic of Peru, 12.25%, 8/10/11	PEN	1,320,000	461,137
Total Peru (identified cost $2,060,895)			$1,680,557
Poland — 7.8%
Poland Government Bond, 4.75%, 4/25/12	PLN	2,010,000	$680,748
Poland Government Bond, 5.25%, 10/25/17	PLN	3,575,000	1,175,345
Poland Government Bond, 5.75%, 9/23/22	PLN	3,420,000	1,159,477
Poland Government Bond, 6.00%, 5/24/09	PLN	2,350,000	843,340
Poland Government Bond, 6.25%, 10/24/15	PLN	2,560,000	898,253
Total Poland (identified cost $5,501,789)			$4,757,163
Slovakia — 3.2%
Slovak Republic, 4.90%, 2/5/10	SKK	29,100,000	$1,227,752
Slovak Republic, 5.30%, 5/12/19	SKK	16,900,000	734,246
Total Slovakia (identified cost $1,982,687)			$1,961,998
Thailand — 7.3%
Bank of Thailand, 3.625%, 5/2/11	THB	22,000,000	$632,665
Kingdom of Thailand, 5.125%, 3/13/18	THB	121,500,000	3,817,388
Total Thailand (identified cost $4,534,067)			$4,450,053
Turkey — 3.9%
Republic of Turkey, 6.875%, 3/17/36	USD	25,000	$17,125
Turkey Government Bond, 0.00%, 2/4/09	TRY	3,800,000	2,341,719
Total Turkey (identified cost $2,892,886)			$2,358,844
Uruguay — 0.6%
Republic of Uruguay, 5.00%, 9/14/18(5)	UYU	12,337,642	$348,902
Republic of Uruguay, 7.875%, 1/15/33	USD	25,000	15,756
Total Uruguay (identified cost $550,483)			$364,658
Total Foreign Government Bonds (identified cost $47,752,484)			$40,277,102

Foreign Corporate Bonds — 0.2%
Security	Principal		U.S. $ Value
Kazakhstan — 0.2%
Kazkommerts International, 7.875%, 4/7/14	EUR	300,000	$137,673
Total Kazakhstan (identified cost $241,223)			$137,673
Total Foreign Corporate Bonds (identified cost $241,223)			$137,673
Mortgage-Backed Securities — 18.1%
Security	Principal		U.S. $ Value
Mortgage Pass-Throughs — 18.1%
Federal Home Loan Mortgage Corp.:
6.50% with maturity at 2024(6)		$7,171,300	$7,382,100
			$7,382,100
Federal National Mortgage Association:
5.50% with maturity at 2017		$1,651,772	$1,679,051
6.50% with various maturities to 2017		1,900,741	1,940,772
			$3,619,823
Total Mortgage Pass-Throughs (identified cost $11,198,211)			$11,001,923
Total Mortgage-Backed Securities (identified cost $11,198,211)			$11,001,923
Short-Term Investments — 13.2%
Foreign Government Securities — 5.2%
Security	Principal Amount		U.S. $ Value
Brazil — 2.2%
Letra Tesouro Nacional, 0.00%, 1/1/09	BRL	2,882,000	$1,301,715
Total Brazil (identified cost $1,703,734)			$1,301,715
Georgia — 0.3%
Bank of Georgia Group, 8.75%, 12/26/08(7)	GEL	300,984	$203,327
Total Georgia (identified cost $212,417)			$203,327

See notes to financial statements
14

Emerging Markets Local Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount		U.S. $ Value
Iceland — 1.1%
Republic of Iceland, 8.50%, 12/12/08	ISK	103,035,000	$674,341
Total Iceland (identified cost $1,354,130)			$674,341
Nigeria — 0.4%
Nigerian Treasury Bill, 0.00%, 7/2/09	NGN	5,850,000	$46,779
Nigerian Treasury Bill, 0.00%, 9/3/09	NGN	27,403,000	215,594
Total Nigeria (identified cost $261,659)			$262,373
Peru — 1.1%
Peru Certificates of Deposit, 0.00%, 11/6/08	PEN	1,200,000	$389,832
Peru Certificates of Deposit, 0.00%, 12/9/08	PEN	600,000	193,755
Peru Certificates of Deposit, 0.00%, 1/5/09	PEN	200,000	64,257
Total Peru (identified cost $674,258)			$647,844
Sri Lanka — 0.1%
Republic of Sri Lanka, 11.50%, 11/1/08	LKR	8,000,000	$72,598
Total Sri Lanka (identified cost $74,160)			$72,598
Total Foreign Government Securities (identified cost $4,280,358)			$3,162,198
Other Securities — 8.0%
Description	Interest (000's omitted)		U.S. $ Value
Cash Managment Portfolio, 1.90%(8)		$4,848	$4,848,227
Total Other Securities (identified cost $4,848,227)			$4,848,227
Total Short-Term Investments (identified cost $9,128,585)			$8,010,425
Total Investments — 97.7% (identified cost $68,320,503)			$59,427,123
Other Assets, Less Liabilities — 2.3%			$1,409,744
Net Assets — 100.0%			$60,836,867

BRL - Brazilian Real

CRC - Costa Rican Colon

CZK - Czech Republic Koruna

EGP - Egyptian Pound

GEL - Georgian Lari

GHS - Ghanaian Cedi

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ISK - Icelandic Krona

LKR - Sri Lanka Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

NGN - Nigerian Naira

PEN - Peruvian New Sol

PLN - Polish Zloty

SKK - Slovak Koruna

THB - Thai Baht

TRY - New Turkish Lira

USD - United States Dollar

UYU - Uruguayan Peso

(1)  Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted daily based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 218,000 and the current face is BRL 381,944.

(2)  Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted daily based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 72,100,000 and the current face is CRC 84,032,550.

(3)  Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted daily based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 8,100,000 and the current face is CRC 9,921,690.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $755,110 or 1.2% of the Portfolio's net assets.

(5)  Bond pays a coupon of 5.00% on the face at the end of the payment period. Principal is adjusted with the Uruguayan inflation rate. Original face of the bond is UYU 10,440,000 and the current face is UYU 12,337,642.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
15

Emerging Markets Local Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $63,472,276)	$54,578,896
Affiliated investment, at value (identified cost, $4,848,227)	4,848,227
Foreign currency, at value (identified cost, $33,237)	40,866
Interest receivable	971,441
Interest receivable from affiliated investment	9,067
Receivable for daily variation margin on open financial futures contracts	2,997
Receivable for open forward foreign currency contracts	1,550,052
Receivable for open swap contracts	183,178
Receivable for closed swap contracts	12,232
Receivable for closed forward foreign currency contracts	209,802
Receivable for closed options	21,679
Total assets	$62,428,437
Liabilities
Payable for open swap contracts	$598,876
Payable for open forward foreign currency contracts	482,303
Payable for closed forward foreign currency contracts	194,333
Payable for investments purchased	95,070
Payable to affiliate for investment adviser fee	33,490
Payable to affiliate for Trustees' fees	183
Accrued expenses and other liabilities	187,315
Total liabilities	$1,591,570
Net Assets applicable to investors' interest in Portfolio	$60,836,867
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$69,227,057
Net unrealized depreciation (computed on the basis of identified cost)	(8,390,190)
Total	$60,836,867

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest (net of foreign taxes, $79,421)	$3,894,289
Interest income allocated from affiliated investment	441,172
Expenses allocated from affiliated investment	(54,668)
Total investment income	$4,280,793
Expenses
Investment adviser fee	$383,989
Trustees' fees and expenses	4,836
Custodian fee	155,009
Legal and accounting services	44,706
Miscellaneous	2,160
Total expenses	$590,700
Deduct — Reduction of custodian fee	$16
Total expense reductions	$16
Net expenses	$590,684
Net investment income	$3,690,109
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$54,656
Financial futures contracts	50,228
Swap contracts	(157,712)
Foreign currency and forward foreign currency exchange contract transactions	(3,099,249)
Net realized loss	$(3,152,077)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(10,540,986)
Financial futures contracts	30,172
Swap contracts	(527,704)
Foreign currency and forward foreign currency exchange contracts	82,901
Net change in unrealized appreciation (depreciation)	$(10,955,617)
Net realized and unrealized loss	$(14,107,694)
Net decrease in net assets from operations	$(10,417,585)

See notes to financial statements
16

Emerging Markets Local Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
From operations — Net investment income	$3,690,109	$936,237
Net realized gain (loss) from investment transactions, finacial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(3,152,077)	1,814,216
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	(10,955,617)	2,565,427
Net increase (decrease) in net assets from operations	$(10,417,585)	$5,315,880
Capital transactions — Contributions	$26,776,677	$58,250,069
Withdrawals	(11,334,998)	(7,868,186)
Net increase in net assets from capital transactions	$15,441,679	$50,381,883
Net increase in net assets	$5,024,094	$55,697,763
Net Assets
At beginning of period	$55,812,773	$115,010
At end of period	$60,836,867	$55,812,773

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

See notes to financial statements
17

Emerging Markets Local Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.96%	1.13	%(3)
Net investment income	5.51%	5.25	%(3)
Portfolio Turnover	38%	2%
Total Return	(13.13)%	10.48	%(4)
Net assets, end of period (000's omitted)	$60,837	$55,813

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)  Annualized.

(4)  Not annualized.

See notes to financial statements
18

Emerging Markets Local Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio's investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 2.6%, 86.6% and 10.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Sovereign credit default swaps, foreign interest rate swaps and over-the-counter currency options are valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a propriety model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's

19

Emerging Markets Local Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest

20

Emerging Markets Local Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

M  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $435,344 of which $51,355 was allocated from Cash Management and $383,989 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.65% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

21

Emerging Markets Local Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2008 were as follows:

Purchases
Investments (non-U.S. Government)	$27,779,784
U.S. Government and Agency Securities	18,193,904
$45,973,688
Sales
Investments (non-U.S. Government)	$12,139,286
U.S. Government and Agency Securities	6,852,813
$18,992,099

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$68,835,448
Gross unrealized appreciation	$312,583
Gross unrealized depreciation	(9,720,908)
Net unrealized depreciation	$(9,408,325)

The net unrealized appreciation on foreign currency, forward foreign currency exchange contracts and swap contracts at October 31, 2008 on a federal income tax basis was $69,892.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts, interest rate swaps, credit default swaps and total return swaps, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
12/22/08	Croatia Kuna 837,000	Euro 115,289	$(491)
1/26/09	Croatia Kuna 444,900	Euro 60,837	(405)
11/04/08	Euro 920,000	United States Dollar 1,169,320	(3,266)
11/04/08	Euro 1,510,000	USD 1,922,985	(1,588)
11/06/08	Euro 219,337	United States Dollar 301,589	22,054
11/28/08	Euro 643,000	United States Dollar 830,467	11,693
12/12/08	Icelandic Krona 85,697,184	United States Dollar 1,096,269	530,292
11/24/08	Indonesian Rupiah 3,064,843,750	United States Dollar 239,441	(28,621)
11/06/08	Israeli Shekel 570,000	United States Dollar 151,911	(1,506)
11/10/08	Malaysian Ringgit 1,248,000	United States Dollar 356,215	4,806
11/24/08	Malaysian Ringgit 2,727,000	United States Dollar 774,716	7,066
11/28/08	Malaysian Ringgit 1,077,000	United States Dollar 300,754	(2,397)
11/03/08	Mauritian Rupee 8,925,000	United States Dollar 283,333	5,728
11/28/08	New Zealand Dollar 260,000	United States Dollar 151,450	510
11/06/08	Peruvian New Sol 600,000	United States Dollar 203,804	8,742
11/10/08	Peruvian New Sol 600,000	United States Dollar 203,701	8,758
12/11/08	Peruvian New Sol 600,000	United States Dollar 203,804	9,740
2/09/09	Peruvian New Sol 1,100,000	United States Dollar 372,376	19,391
11/10/08	Philippine Peso 16,900,000	United States Dollar 350,332	6,431
11/03/08	Polish Zloty 1,020,837	United States Dollar 366,285	(2,688)

22

Emerging Markets Local Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
11/05/08	Slovakia Koruna 25,504,918	United States Dollar 1,093,974	$26,588
11/05/08	South African Rand 4,040,000	United States Dollar 403,751	(9,433)
11/03/08	Sri Lanka Rupee 8,460,000	United States Dollar 75,482	(1,305)
11/28/08	Taiwan Dollar 11,340,000	United States Dollar 341,217	(3,731)
12/26/08	Taiwan Dollar 12,960,000	United States Dollar 387,548	(7,230)
1/21/09	Taiwan Dollar 4,200,000	United States Dollar 129,191	1,142
11/28/08	Thai Baht 13,000,000	United States Dollar 372,173	2,540
11/04/08	Zambian Kwacha 310,000,000	United States Dollar 65,197	(4,154)
11/07/08	Zambian Kwacha 310,000,000	United States Dollar 65,803	(3,490)
1/15/09	Zambian Kwacha 327,000,000	United States Dollar 79,756	7,912
			$603,088

Purchases

Settlement Date	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
12/02/08	Brazilian Real 570,000	United States Dollar 265,487	$(5,382)
11/10/08	Chilean Peso 664,750,000	United States Dollar 1,076,518	(86,219)
11/07/08	Colombian Peso 858,751,275	United States Dollar 395,556	(35,634)
11/28/08	Colombian Peso 935,300,000	United States Dollar 394,475	(4,085)
11/05/08	Czech Republic Koruna 15,900,434	United States Dollar 798,616	46,632
11/04/08	Euro 79,143	United States Dollar 100,576	295
11/04/08	Euro 2,430,000	USD 3,107,970	(10,813)
11/12/08	Euro 1,510,000	United States Dollar 1,921,898	2,077

Settlement Date	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/05/08	Hungarian Forint 213,256,974	Euro 776,044	$58,184
11/24/08	Indonesian Rupiah 3,923,000,000	United States Dollar 388,416	(45,296)
11/24/08	Indonesian Rupiah 14,640,000,000	USD 1,431,085	(150,619)
11/03/08	Mauritian Rupee 8,925,000	United States Dollar 317,729	(40,124)
11/07/08	Mauritian Rupee 8,925,000	United States Dollar 283,132	(5,613)
11/17/08	Mauritian Rupee 2,794,244	United States Dollar 93,142	(6,346)
11/06/08	Mexican Peso 490,000	United States Dollar 37,262	795
11/07/08	Mexican Peso 3,870,000	United States Dollar 284,454	16,032
11/28/08	Mexican Peso 68,259,552	United States Dollar 4,964,331	302,325
11/04/08	New Turkish Lira 4,827,560	United States Dollar 3,154,650	432
11/03/08	Polish Zloty 833,150	United States Dollar 308,860	(7,725)
11/05/08	Polish Zloty 1,020,837	United States Dollar 366,249	2,691
11/14/08	Polish Zloty 4,288,000	Euro 1,114,345	128,748
11/10/08	Polish Zloty 480,000	Euro 135,130	1,210
11/07/08	Russian Rouble 24,965,000	United States Dollar 932,835	(13,871)
11/05/08	South African Rand 10,671,800	United States Dollar 963,985	127,454
11/07/08	South African Rand 43,476,294	United States Dollar 4,257,582	186,390
11/05/08	Ugandan Shilling 439,470,000	United States Dollar 231,513	(271)
11/04/08	Zambian Kwacha 310,000,000	United States Dollar 65,957	3,394
			$464,661

At October 31, 2008, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $209,802 and a payable of $194,333.

23

Emerging Markets Local Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/08	8 Mexico Bolsa Index	Short	$(131,571)	$(129,069)	$2,502
12/08	6 FTSE/JSE Top 40 Index	Short	(146,768)	(119,098)	27,670
					$30,172

Descriptions of the underlying instruments to Futures Contracts:

•  Mexico Bolsa Index: Mexico Bolsa Index is a capitalization weighted index of the leading stocks traded on the Mexican stock exchange.

•  FTSE/JSE Top 40 Index: The FTSE/JSE Top 40 Index is a capitalization weighted index of the 40 largest companies by market capitalization included in the FTSE/JSE All Shares Index.

Interest Rate Swaps

Counterparty	Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
Citigroup				Mexican Interbank
Global Markets	MXN	50,000	Pay	Deposit Rate	9.08%	8/6/13	$(18,604)
J.P. Morgan				3-month
Chase, N.A.	ZAR	36,500	Pay	LIBOR	9.05	10/12/15	(10,990)
J.P. Morgan				Brazilian Interbank
Chase, N.A.	BRL	1,466	Pay	Deposit Rate	11.34	1/2/09	(6,288)
J.P. Morgan				Brazilian Interbank
Chase, N.A.	BRL	1,272	Pay	Deposit Rate	12.83	1/2/12	(67,143)
							$(103,025)

BRL - Brazilian Real

MXN - Mexican Pesos

ZAR - South African Rand

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Capital Services, Inc.	Austria	Buy	$300	0.44%	12/20/13	$5,063
Barclays Capital Services, Inc.	Iceland (Republic of)	Sell	200	1.88%	03/20/18	(62,408)
Barclays Capital Services, Inc.	Kazakhstan	Sell	300	9.75	11/20/09	5,286

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Capital Services, Inc.	Kazakhstan	Buy	$300	2.43	09/20/13	$55,199
Barclays Capital Services, Inc.	Turkey (Republic of)	Buy	1,190	2.12	01/20/13	112,129
Citigroup Global Markets	Kazakhstan	Sell	300	8.00	10/20/09	63
Citigroup Global Markets	Peru (Republic of)	Sell	300	2.00	09/20/11	(7,568)
Citigroup Global Markets	Peru (Republic of)	Sell	100	2.90	10/20/13	(2,016)
J.P. Morgan Chase, N.A.	Brazil	Sell	300	5.25	11/20/09	5,438
J.P. Morgan Chase, N.A.	Iceland (Republic of)	Sell	300	1.70	03/20/18	(96,513)
J.P. Morgan Chase, N.A.	Iceland (Republic of)	Sell	500	1.75	03/20/18	(159,512)
J.P. Morgan Chase, N.A.	Iceland (Republic of)	Sell	100	1.90	03/20/18	(31,096)
J.P. Morgan Chase, N.A.	Iceland (Republic of)	Sell	200	2.10	03/20/23	(60,097)
J.P. Morgan Chase, N.A.	Iceland (Republic of)	Sell	200	2.45	03/20/23	(55,389)
						$(291,421)

Total Return Swaps

Counterparty	Notional Amount	Expiration Date	Portfolio Pays	Portfolio Receives	Net Unrealized Depreciation
				Total Return
J.P. Morgan			1-month USD-	on J.P. Morgan
Chase Bank	$189,525	7/23/09	LIBOR-BBA+50bp	Abu Dhabi Index	$(21,252)
					$(21,252)

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios

24

Emerging Markets Local Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

7  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

25

Emerging Markets Local Income Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Emerging
Markets Local Income Portfolio (formerly Emerging Markets Income Portfolio):

We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the "Portfolio") (formerly Emerging Markets Income Portfolio), including the portfolio of investments, as of October 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and the supplementary data for the year then ended and for the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio as of October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the supplementary data for the year then ended and for the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

26

Eaton Vance Emerging Markets Local Income Fund
Emerging Markets Local Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Emerging Markets Local Income Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	739,936	1,223
Thomas E. Faust Jr.	739,936	1,223
Allen R. Freedman	739,936	1,223
William H. Park	739,936	1,223
Ronald A. Pearlman	739,936	1,223
Helen Frame Peters	741,159	0
Heidi L. Steiger	741,159	0
Lynn A. Stout	741,159	0
Ralph F. Verni	739,936	1,223

Each nominee was also elected a Trustee of the Portfolio.

Emerging Markets Local Income Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	87%	1%
Thomas E. Faust Jr.	87%	1%
Allen R. Freedman	87%	1%
William H. Park	87%	1%
Ronald A. Pearlman	87%	1%
Helen Frame Peters	87%	1%
Heidi L. Steiger	87%	1%
Lynn A. Stout	87%	1%
Ralph F. Verni	87%	1%

Results are rounded to the nearest whole number.

27

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

28

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Emerging Markets Local Income Fund (formerly, Eaton Vance Emerging Markets Income Fund) (the "Fund") with Eaton Vance Management ("EVM"), as well as the terms of the investment advisory agreement of the Emerging Markets Local Income Portfolio (formerly, Eaton Vance Emerging Markets Income Portfolio) (the "Portfolio"), the portfolio in which the Fund will invest substantially all of its assets, with Boston Management and Research ("BMR"), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the "Adviser"), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM and the Portfolio by BMR. The Board considered EVM's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund. The Board specifically noted EVM's and BMR's expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund's duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio's investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio

29

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (June 2007) through September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for the period from inception through September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

30

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003), Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

31

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

32

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Of the Trust since 2002 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Emerging Markets Local Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Local Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3040-12/08  EMISRC

Annual Report October 31, 2008

EATON VANCE LARGE-CAP
CORE RESEARCH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Charles B. Gaffney

Portfolio Manager

Economic and Market Conditions

•      The stock market moved dramatically lower during the fiscal year ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007, as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks were faced with enormous write-offs from bad real estate loans, losses that severely impaired their overall lending capacity. As the market declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July 2008 and pinched consumers even more.

•      The failure of Lehman Brothers in September 2008 and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. In late September 2008, in an effort to jump-start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. Congress’s initial rejection of the plan sent the market into a near-freefall. A revised version of the measure was subsequently approved by Congress and was followed by coordinated activity by the world’s central banks to inject liquidity into the global banking system. While those actions reassured many investors, volatility remained high as the one-year period drew to a close.

•      For the year ended October 31, 2008, all ten sectors within the S&P 500 Index (the Index) registered negative returns.(2) The consumer staples sector was the best performing sector, posting the smallest loss of all the sectors for the year. All of the other sectors had losses exceeding 20%, with the most severe losses in the financials, information technology and materials sectors. Market-leading industries during the year included road & rail, biotechnology and household products. In contrast, thrifts and mortgage finance, automobiles, real estate and internet & catalog retail were among the year’s worst performing industries.

Management Discussion

•      During the year ended October 31, 2008, despite showing losses, the Fund outperformed both the S&P 500 Index and the average return of its Lipper peer group, Large-Cap Core Funds.(2) The Fund’s outperformance, during a very difficult period in the equity markets, came from superior stock selections in a number of sectors. The Fund continued to benefit from its broad diversification and the stock picking expertise of the Fund’s team of supporting analysts.

•      The largest contribution to the Fund’s relative outperformance during the period came from the financials sector, where Fund holdings in the insurance industry outperformed similar holdings in the S&P 500 Index. Health care was the second-largest

Eaton Vance Large-Cap Core Research Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(1)	-31.29%
Class I(1)	-21.19	*
S&P 500 Index(2)	-36.08
Lipper Large-Cap Core Funds Average(2)	-36.22

*Performance since share class inception on 9/3/08.

See page 3 for more performance information.

(1)

This return does not include the 5.75% maximum sales charge for Class A shares. Class I shares are not subject to a sales charge. If the sales charge was deducted, the return would be lower. Absent contractual and voluntary expense limitations by the adviser and the administrator, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the investment team leader and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

PORTFOLIO COMPOSITION

contributing sector, with outperformance seen in the biotechnology and pharmaceutical industries. In the information technology sector, Fund holdings in the IT services and communications equipment industries outperformed.

•      Limiting the Fund’s outperformance relative to the Index were holdings in the energy, utilities and consumer discretionary sectors.

•      Effective August 18, 2008, the Fund changed its name from Eaton Vance Equity Research Fund to Eaton Vance Large-Cap Core Research Fund. In addition to the name change, the Fund changed its policy of investing at least 80% of net assets in a broadly diversified selection of common stocks to investing at least 80% of net assets in stocks of large-cap companies.

Top Ten Holdings(1)

By net assets

Exxon Mobil Corp.	3.3%
Microsoft Corp.	2.7
International Business Machines Corp.	2.4
Hewlett-Packard Co.	2.3
JPMorgan Chase & Co.	2.3
Procter & Gamble Co.	2.2
PepsiCo, Inc.	2.1
Wal-Mart Stores, Inc.	1.9
Chevron Corp.	1.8
QUALCOMM, Inc.	1.6

(1)Top Ten Holdings represented 22.6% of the Fund’s net assets as of 10/31/08. Excludes cash equivalents.

Sector Weightings(2)

By net assets

(2) As a percentage of the Fund’s net assets as of 10/31/08. Excludes cash equivalents.

2

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A returns are presented at net asset value and at maximum public offering price. The table includes the total returns of each class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1) Share Class Symbol	Class A EAERX	Class I EIERX

Average Annual Total Returns (at net asset value)
One Year	-31.29%	N.A.
Five Years	3.36	N.A.
Life of Fund†	2.19	-21.19	%††

SEC Average Annual Total Returns (including sales charge)
One Year	-35.24%	N.A.
Five Years	2.15	N.A.
Life of Fund†	1.33	-21.19	%††

† Inception Dates: Class A: 11/01/01; Class I: 9/3/08

†† Returns are cumulative since inception of the share class.

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares. If the sales charge was deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 5.75% sales charge. Class I shares are not subject to a sales charge. Absent contractual and voluntary expense limitations by the adviser and the administrator, the returns would be lower.

Total Annual Operating Expenses(2)	Class A	Class I
Gross Expense Ratio	3.36%	3.10%
Net Expense Ratio	1.25	1.00%

(2)

Source: Prospectus dated 3/1/08, as supplemented 6/17/08. The net expense ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

*

Source: Lipper Inc. Class A of the Fund commenced investment operations on 11/1/01. A $10, 000 investment at net asset value in Class I on 9/3/08 (commencement of operations) would have been valued at $7,881 on 10/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Class I shares are not subject to a sales charge.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

FUND EXPENSES

Example:  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Core Research Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period (5/1/08 – 10/31/08)
Actual*
Class A	$1,000.00	$734.50	$5.45	***
Class I	$1,000.00	$788.10	$1.45	***
Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.34	***
Class I	$1,000.00	$1,020.10	$5.09	***

* Class I had not commenced operations as of May 1, 2008. Actual expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) and by 59/366 for Class I (to reflect the period from commencement of operations on September 3, 2008 to October 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008 (September 2, 2008 for Class I).

** Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008.

*** Absent contractual and voluntary expense limitations by the adviser and the administrator, expenses would have been higher.

4

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.2%
Security	Shares	Value
Aerospace & Defense — 5.3%
Boeing Co. (The)	789	$41,241
General Dynamics Corp.	2,143	129,266
Lockheed Martin Corp.	1,285	109,289
Raytheon Co.	2,164	110,602
United Technologies Corp.	2,282	125,419
		$515,817
Auto Components — 0.4%
Johnson Controls, Inc.	2,090	$37,056
		$37,056
Beverages — 3.3%
Anheuser-Busch Cos., Inc.	848	$52,601
Coca-Cola Co. (The)	1,392	61,331
PepsiCo, Inc.	3,613	205,977
		$319,909
Biotechnology — 2.8%
Amgen, Inc.(1)	1,757	$105,227
Biogen Idec, Inc.(1)	1,166	49,613
Celgene Corp.(1)	275	17,671
Cephalon, Inc.(1)	577	41,382
Gilead Sciences, Inc.(1)	1,265	58,000
		$271,893
Capital Markets — 2.3%
Affiliated Managers Group, Inc.(1)	284	$13,172
Bank of New York Mellon Corp. (The)	1,649	53,757
Goldman Sachs Group, Inc.	536	49,580
Invesco, Ltd.	1,400	20,874
Julius Baer Holding AG	400	15,644
State Street Corp.	733	31,776
T. Rowe Price Group, Inc.	920	36,377
		$221,180
Chemicals — 1.8%
E.I. Du Pont de Nemours & Co.	2,150	$68,800
Monsanto Co.	1,240	110,335
		$179,135

Security	Shares	Value
Commercial Banks — 2.7%
BB&T Corp.	669	$23,984
PNC Financial Services Group, Inc.	412	27,468
Regions Financial Corp.	734	8,140
SunTrust Banks, Inc.	342	13,728
U.S. Bancorp	2,044	60,932
Wells Fargo & Co.	3,940	134,157
		$268,409
Commercial Services & Supplies — 0.4%
Waste Management, Inc.	1,399	$43,691
		$43,691
Communications Equipment — 2.4%
Cisco Systems, Inc.(1)	2,701	$47,997
QUALCOMM, Inc.	4,155	158,970
Research In Motion, Ltd.(1)	571	28,796
		$235,763
Computers & Peripherals — 4.7%
Hewlett-Packard Co.	5,986	$229,144
International Business Machines Corp.	2,537	235,865
		$465,009
Consumer Finance — 0.6%
Capital One Financial Corp.	242	$9,467
Discover Financial Services	3,611	44,235
		$53,702
Diversified Consumer Services — 0.1%
H&R Block, Inc.	724	$14,277
		$14,277
Diversified Financial Services — 4.6%
Bank of America Corp.	6,252	$151,111
Citigroup, Inc.	5,334	72,809
JPMorgan Chase & Co.	5,553	229,061
		$452,981
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	5,234	$140,114
Verizon Communications, Inc.	4,531	134,435
		$274,549

See notes to financial statements
5

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electric Utilities — 2.1%
E.ON AG	815	$30,542
Edison International	2,119	75,415
FirstEnergy Corp.	1,943	101,347
		$207,304
Electrical Equipment — 0.8%
Emerson Electric Co.	2,431	$79,567
		$79,567
Energy Equipment & Services — 3.1%
Diamond Offshore Drilling, Inc.	500	$44,400
Halliburton Co.	1,430	28,300
National-Oilwell Varco, Inc.(1)	1,403	41,936
Schlumberger, Ltd.	2,044	105,573
Transocean, Inc.(1)	1,066	87,764
		$307,973
Food & Staples Retailing — 3.2%
CVS Caremark Corp.	2,494	$76,441
Kroger Co. (The)	1,794	49,263
Wal-Mart Stores, Inc.	3,311	184,787
		$310,491
Food Products — 1.4%
Nestle SA ADR	3,679	$141,458
		$141,458
Health Care Equipment & Supplies — 2.9%
Baxter International, Inc.	1,411	$85,351
Becton, Dickinson and Co.	639	44,347
Boston Scientific Corp.(1)	4,747	42,865
Covidien, Ltd.	576	25,511
Medtronic, Inc.	1,586	63,963
St. Jude Medical, Inc.(1)	566	21,525
		$283,562
Health Care Providers & Services — 1.7%
Aetna, Inc.	993	$24,696
DaVita, Inc.(1)	565	32,064
Fresenius Medical Care AG & Co. KGaA ADR	1,287	58,018
UnitedHealth Group, Inc.	2,342	55,576
		$170,354

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.4%
Marriott International, Inc., Class A	1,362	$28,425
McDonald's Corp.	1,863	107,924
		$136,349
Household Durables — 0.1%
Pulte Homes, Inc.	753	$8,388
		$8,388
Household Products — 3.8%
Clorox Co. (The)	1,148	$69,810
Colgate-Palmolive Co.	1,370	85,981
Procter & Gamble Co.	3,294	212,595
		$368,386
Independent Power Producers & Energy Traders — 0.4%
NRG Energy, Inc.(1)	1,754	$40,780
		$40,780
Industrial Conglomerates — 1.5%
3M Co.	708	$45,524
General Electric Co.	5,418	105,705
		$151,229
Insurance — 3.7%
ACE, Ltd.	1,058	$60,687
Aflac, Inc.	1,503	66,553
Chubb Corp.	1,520	78,766
MetLife, Inc.	2,117	70,327
Travelers Companies, Inc. (The)	2,002	85,185
		$361,518
Internet Software & Services — 1.3%
Akamai Technologies, Inc.(1)	876	$12,597
Google, Inc., Class A(1)	329	118,229
		$130,826
IT Services — 1.3%
Cognizant Technology Solutions Corp.(1)	2,347	$45,062
MasterCard, Inc., Class A	360	53,215
Satyam Computer Services, Ltd. ADR	665	10,460
Visa, Inc., Class A	315	17,435
		$126,172

See notes to financial statements
6

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Leisure Equipment & Products — 0.3%
Mattel, Inc.	2,226	$33,435
		$33,435
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.(1)	614	$24,928
		$24,928
Machinery — 1.7%
Danaher Corp.	1,498	$88,742
Illinois Tool Works, Inc.	2,435	81,305
		$170,047
Media — 2.5%
Comcast Corp., Class A	5,001	$78,816
Omnicom Group, Inc.	826	24,400
Time Warner, Inc.	5,072	51,176
Vivendi SA	3,611	94,388
		$248,780
Metals & Mining — 0.8%
BHP Billiton, Ltd. ADR	538	$20,917
Cliffs Natural Resources, Inc.	544	14,683
Freeport-McMoRan Copper & Gold, Inc., Class B	385	11,203
Nucor Corp.	756	30,626
		$77,429
Multiline Retail — 0.4%
Target Corp.	1,013	$40,642
		$40,642
Multi-Utilities — 1.0%
CMS Energy Corp.	3,962	$40,610
Public Service Enterprise Group, Inc.	2,015	56,722
		$97,332
Oil, Gas & Consumable Fuels — 8.8%
Anadarko Petroleum Corp.	1,740	$61,422
Chevron Corp.	2,357	175,832
ConocoPhillips	1,329	69,135
Exxon Mobil Corp.	4,393	325,609
Hess Corp.	1,209	72,794
Niko Resources, Ltd.	365	15,989

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	1,326	$73,646
Peabody Energy Corp.	1,007	34,752
XTO Energy, Inc.	999	35,914
		$865,093
Pharmaceuticals — 5.8%
Abbott Laboratories	2,217	$122,268
Johnson & Johnson	1,912	117,282
Merck & Co., Inc.	2,190	67,780
Novartis AG ADR	948	48,339
Novo Nordisk A/S ADR	384	20,548
Pfizer, Inc.	3,367	59,630
Roche Holding Ltd. ADR	391	29,638
Schering-Plough Corp.	2,348	34,023
Shire PLC ADR	512	20,198
Teva Pharmaceutical Industries, Ltd. ADR	1,076	46,139
		$565,845
Real Estate Investment Trusts (REITs) — 1.0%
AvalonBay Communities, Inc.	391	$27,769
Boston Properties, Inc.	467	33,101
Simon Property Group, Inc.	530	35,526
		$96,396
Semiconductors & Semiconductor Equipment — 1.0%
ASML Holding NV	5,545	$97,315
		$97,315
Software — 4.2%
McAfee, Inc.(1)	1,285	$41,827
Microsoft Corp.	11,732	261,976
Oracle Corp.(1)	6,145	112,392
		$416,195
Specialty Retail — 1.5%
Abercrombie & Fitch Co., Class A	775	$22,444
Bed Bath & Beyond, Inc.(1)	472	12,163
Best Buy Co., Inc.	792	21,234
Home Depot, Inc.	1,720	40,575
Staples, Inc.	1,319	25,628
TJX Companies, Inc. (The)	973	26,037
		$148,081

See notes to financial statements
7

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 0.2%
Nike, Inc., Class B	370	$21,323
		$21,323
Tobacco — 1.3%
Philip Morris International, Inc.	2,926	$127,193
		$127,193
Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., Class B	1,747	$50,820
		$50,820
Total Common Stocks (identified cost $10,992,513)		$9,258,582
Short-Term Investments — 4.4%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(2)	$433	$432,960
Total Short-Term Investments (identified cost $432,960)		$432,960
Total Investments — 98.6% (identified cost $11,425,473)		$9,691,542
Other Assets, Less Liabilities — 1.4%		$140,735
Net Assets — 100.0%		$9,832,277

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
8

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $10,992,513)	$9,258,582
Affiliated investment, at value (identified cost, $432,960)	432,960
Receivable for investments sold	155,202
Receivable for Fund shares sold	89,166
Receivable from the investment adviser	12,742
Dividends receivable	13,544
Interest receivable from affiliated investment	1,393
Tax reclaims receivable	552
Total assets	$9,964,141
Liabilities
Payable for investments purchased	$80,900
Payable to affiliate for distribution and service fees	1,512
Payable to affiliate for Trustees' fees	60
Accrued expenses	49,392
Total liabilities	$131,864
Net Assets	$9,832,277
Sources of Net Assets
Paid-in capital	$11,815,705
Accumulated net realized loss (computed on the basis of identified cost)	(296,417)
Accumulated undistributed net investment income	47,021
Net unrealized depreciation (computed on the basis of identified cost)	(1,734,032)
Total	$9,832,277
Class A Shares
Net Assets	$8,487,105
Shares Outstanding	824,451
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.29
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.29)	$10.92
Class I Shares
Net Assets	$1,345,172
Shares Outstanding	130,619
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.30
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $1,637)	$127,526
Interest income allocated from affiliated investment	15,343
Expenses allocated from affiliated investment	(2,501)
Total investment income	$140,368
Expenses
Investment adviser fee	$44,842
Administration fee	10,947
Trustees' fees and expenses	500
Distribution and service fees Class A	17,769
Legal and accounting services	40,002
Custodian fee	36,065
Registration fees	30,768
Transfer and dividend disbursing agent fees	6,478
Printing and postage	6,222
Miscellaneous	7,520
Total expenses	$201,113
Deduct — Waiver and reimbursement of expenses by the investment adviser and the administrator	$112,574
Total expense reductions	$112,574
Net expenses	$88,539
Net investment income	$51,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(289,457)
Foreign currency transactions	57
Net realized loss	$(289,400)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,824,187)
Foreign currency	(106)
Net change in unrealized appreciation (depreciation)	$(2,824,293)
Net realized and unrealized loss	$(3,113,693)
Net decrease in net assets from operations	$(3,061,864)

See notes to financial statements
9

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$51,829	$21,966
Net realized gain (loss) from investment and foreign currency transactions	(289,400)	168,210
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,824,293)	703,554
Net increase (decrease) in net assets from operations	$(3,061,864)	$893,730
Distributions to shareholders — From net investment income Class A	$(22,284)	$(13,971)
From net realized gain Class A	(169,159)	(129,316)
Total distributions to shareholders	$(191,443)	$(143,287)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$6,916,681	$3,016,739
Class I	1,676,440	—
Net asset value of shares issued to shareholders in payment of distributions declared Class A	187,316	139,304
Cost of shares redeemed Class A	(1,910,825)	(740,499)
Class I	(25,400)	—
Net increase in net assets from Fund share transactions	$6,844,212	$2,415,544
Net increase in net assets	$3,590,905	$3,165,987
Net Assets
At beginning of year	$6,241,372	$3,075,385
At end of year	$9,832,277	$6,241,372
Accumulated undistributed net investment income included in net assets
At end of year	$47,021	$18,292

See notes to financial statements
10

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$15.440	$13.370	$12.150	$10.810	$9.860
Income (loss) from operations
Net investment income(1)	$0.092	$0.066	$0.064	$0.041	$0.007
Net realized and unrealized gain (loss)	(4.784)	2.537	1.771	1.334	0.952
Total income (loss) from operations	$(4.692)	$2.603	$1.835	$1.375	$0.959
Less distributions
From net investment income	$(0.053)	$(0.052)	$(0.021)	$(0.035)	$(0.009)
From net realized gain	(0.405)	(0.481)	(0.594)	—	—
Total distributions	$(0.458)	$(0.533)	$(0.615)	$(0.035)	$(0.009)
Net asset value — End of year	$10.290	$15.440	$13.370	$12.150	$10.810
Total Return(2)	(31.29)%	20.12%	15.59%	12.74%	9.73%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,487	$6,241	$3,075	$1,730	$1,296
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.25%	1.25%	1.25%	1.25%	1.40%
Net investment income	0.70%	0.47%	0.51%	0.35%	0.07%
Portfolio Turnover	76%	63%	74%	93%	70%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser waived its adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 1.54%, 2.10%, 3.74%, 5.70% and 4.27% of average daily net assets for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent the waivers and allocations, total return would be lower.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%

See notes to financial statements
11

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended October 31, 2008(1)
Net asset value — Beginning of period	$13.070
Income (loss) from operations
Net investment income(2)	$0.018
Net realized and unrealized loss	(2.788)
Total loss from operations	$(2.770)
Net asset value — End of period	$10.300
Total Return(3)	(21.19	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,345
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.00	%(5)
Net investment income	1.03	%(5)
Portfolio Turnover	76	%(6)

(1)  For the period from the start of business, September 3, 2008, to October 31, 2008.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The investment adviser waived its adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 1.54% of average daily net assets for the period ended October 31, 2008). Absent the waivers and allocations, total return would be lower.

(5)  Annualized.

(6)  For the Fund's year ended October 31, 2008.

(7)  Not annualized.

See notes to financial statements
12

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Large-Cap Core Research Fund (formerly, Eaton Vance Equity Research Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net assest value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $209,136 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

13

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$64,853	$28,265
Long-term capital gains	$126,590	$115,022

During the year ended October 31, 2008, accumulated net realized loss was decreased by $816 and accumulated undistributed net investment income was decreased by $816 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

14

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$47,021
Capital loss carryforward	$(209,136)
Net unrealized depreciation	$(1,821,313)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the year ended October 31, 2008, the Fund's adviser fee totaled $47,258 of which $2,416 was allocated from Cash Management and $44,842 was paid or accrued directly by the Fund. For the year ended October 31, 2008, the Fund's adviser fee, including the portion allocated from Cash Management was 0.65% of the Fund's average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $10,947. EVM has agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceed 1.25% and 1.00% of the average daily net assets of Class A and Class I, respectively, through February 28, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Prior to June 17, 2008, EVM had contractually agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceeded 1.40% of the average daily net assets of Class A and voluntarily agreed to further limit net annual Fund operating expenses to 1.25% for Class A. Pursuant to these agreements, EVM waived fees and reimbursed expenses of $112,574 for the year ended October 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $281 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $4,402 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A (see Note 4).

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $17,769 for Class A shares.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2008, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $11,507,647 and $5,283,546, respectively, for the year ended October 31, 2008.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

15

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	553,150	215,880
Issued to shareholders electing to receive payments of distributions in Fund shares	12,657	10,482
Redemptions	(145,521)	(52,242)
Net increase	420,286	174,120

Class I	Period Ended October 31, 2008(1)
Sales	133,258
Redemptions	(2,639)
Net increase	130,619

(1) Class I commenced operations on September 3, 2008.

At October 31, 2008, EVM and an EVM retirement plan owned 5% and 16%, respectively, of the value of the outstanding shares of the Fund.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$11,512,754
Gross unrealized appreciation	$37,705
Gross unrealized depreciation	(1,858,917)
Net unrealized depreciation	$(1,821,212)

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

12  Name Change

Effective August 18, 2008, the name of the Eaton Vance Large-Cap Core Research Fund was changed from Eaton Vance Equity Research Fund.

16

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of
Eaton Vance Large-Cap Core Research Fund (formerly Eaton Vance Equity Research Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Research Fund (the "Fund") (formerly Eaton Vance Equity Research Fund) (one of the series of Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 19, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Research Fund as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

17

Eaton Vance Large-Cap Core Research Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income. The Fund designates approximately $126,032, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal year 2008 ordinary income dividends, 97.05% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $126,765 as a capital gain dividend.

18

Eaton Vance Large-Cap Core Research Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	544,006	0
Thomas E. Faust Jr.	544,006	0
Allen R. Freedman	544,006	0
William H. Park	544,006	0
Ronald A. Pearlman	544,006	0
Helen Frame Peters	544,006	0
Heidi L. Steiger	544,006	0
Lynn A. Stout	544,006	0
Ralph F. Verni	544,006	0

19

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

20

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Equity Research Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in foreign markets. Specifically, the Board considered the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

21

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees (including administrative fees) and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

22

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

23

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

24

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

25

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Investment Adviser and Administrator of
Eaton Vance Large-Cap Core Research Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Core Research Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1325-12/08  ERSRC

Annual Report October 31, 2008

EATON VANCE
FLOATING-RATE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager

Economic and Market Conditions

•    During the year ended October 31, 2008, all credit markets experienced unprecedented volatility, and the bank loan market market was no exception. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which in turn, caused the world economy to slip into recession. The year was a rollercoaster for the credit markets and for the Fund. The total return for the S&P/LSTA Leveraged Loan Index through the first nine months of the Fund’s fiscal year was -2.91%, disappointing, but, given the environment, not especially bad compared to other markets. However, September brought a series of events that rattled the markets more deeply: the bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, Inc. and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. In the Fund’s fiscal fourth quarter, the Index declined - 18.66%, by far its worst quarterly showing ever. The average loan price in the Fund was 70.3% of par at October 31, 2008. Although statistics vary with respect to recovery rates of loans in default, the historical rate has been approximately 70% of par. As such, bank loan prices at year-end were approaching levels that implied near universal default. At year-end, 1.7% of the Fund was in default versus 2.0% for the Index.

•    While there is little doubt that a recession would bring higher default rates, it is difficult to reconcile recent trading levels with market fundamentals. A range of credit statistics and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with historical patterns. Despite this, bank loans traded below historical recovery levels, thus implying a near 100% default rate. The most compelling, albeit obvious, explanation for the market’s depressed trading level was that there were more sellers of bank loans than buyers. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. Some selling was voluntary, as redemptions from mutual funds were significant throughout the year. In addition, many hard-pressed banks and investment banks that typically make markets in bank loans were hesitant to own loans, making trading more volatile. Later in the period, there were signs that many institutional investors were attracted to the asset class by record low loan prices. However, selling outweighed buying, pushing loan prices lower.

Management Discussion

•    The Fund’s(1) investment objective is to provide a high level of current income. The Portfolio invests primarily in senior floating-rate loans. In managing the Portfolio, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market.

Eaton Vance Floating-Rate Fund

Total Return Performance 10/31/07 – 10/31/08

Advisers Class(2)	-22.55%
Class A(2)	-22.66%
Class B(2)	-23.22%
Class C(2)	-23.22%
Class I(2)	-22.36%
S&P/LSTA Leveraged Loan Index(3)	-21.02%

Please refer to page 3 for additional performance information.

(1)  The Fund currently invests in a separate registered investment company, Floating Rate Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)  These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. Advisers Class and Class I shares are offered to certain investors at net asset value.

(3)  It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•

The Portfolio’s investments included 446 borrowers at October 31, 2008, with an average loan size of 0.22% of total investments, and no industry constituting more than 9% of total investments. Publishing, healthcare, business equipment and services, cable and satellite television, and chemicals and plastics were the top industry weightings. The Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•

The Portfolio had a 14% exposure to European loans at October 31, 2008. While the Portfolio’s involvement in the European leveraged loan market represented further opportunity for diversification, this market has been affected slightly more than the U.S. market by the recent credit market turmoil. However, defaults and credit losses in the European loan market remained minimal.

•	The Fund’s relative underperformance of its benchmark during the year was due primarily to its exposure to the European leverage loan market.

Portfolio Composition

Top Ten Holdings(1)

By total investments

Charter Communications Operating, Inc.	1.0%
Sungard Data Systems, Inc.	1.0
HCA, Inc.	1.0
Univision Communications, Inc.	1.0
Georgia-Pacific Corp.	0.9
UPC Broadband Holding B.V.	0.8
Graphic Packaging International, Inc.	0.8
Nielsen Finance, LLC.	0.8
Freescale Semiconductor, Inc.	0.8
Reader’s Digest Association, Inc. (The)	0.7

(1)	Represents 8.8% of the Portfolio’s total investments as of 10/31/08. Holdings are shown as a percentage of the Portfolio’s total investments.

Top Five Industries(2)

By total investments

Publishing	8.3%
Healthcare	7.6
Business Equipment & Services	6.8
Cable & Satellite Television	6.7
Chemicals & Plastics	6.0

(2)Reflects the Portfolio’s investments as of 10/31/08. Industries are shown as a percentage of the Portfolio’s total investments.

Credit Quality Ratings for Total Loan investments(3)

By total loan investments

Baa	1.7%
Ba	44.5
B	35.8
Caa	2.3
Non-Rated(4)	15.7

(3)

Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Portfolio’s total loan investments as of 10/31/08. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(4)

Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Floating-Rate Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)

Share Class Symbol	Advisers Class EABLX	Class A EVBLX	Class B EBBLX	Class C ECBLX	Class I EIBLX
Average Annual Total Returns (at net asset value)
One year	-22.55%	-22.66%	-23.22%	-23.22%	-22.36%
Five years	-1.66	-1.68	-2.40	-2.40	-1.42
Life of Fund†	0.27	-0.98	-0.48	-0.47	0.55

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One year	-22.55%	-24.42%	-26.87%	-23.95%	-22.36%
Five years	-1.66	-2.11	-2.71	-2.40	-1.42
Life of Fund†	0.27	-1.39	-0.48	-0.47	0.55

†	Inception Dates — Advisers Class: 2/7/01; Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01

(1)

Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Class I and Advisers Class shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Advisers Class, Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual Operating Expenses (2)	Advisers Class	Class A	Class B	Class C	Class I

Expense Ratio	1.05%	1.05%	1.80%	1.80%	0.80%

(2) From the Fund’s prospectus dated 3/1/08.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate Fund Class B vs. the S&P/LSTA Leveraged Loan Index*

February 28, 2001 — October 31, 2008

* Sources: Lipper Inc. Class B of the Fund commenced operations on 2/5/01. Index data is available as of month end only.

A $10,000 hypothetical investment at net asset value in Class A on 5/5/03, Class C on 2/1/01, Class I on 1/30/01 and Advisers Class on 2/7/01 would have been valued at $9,473 ($9,260 at the maximum offering price), $9,642, $10,431 and $10,211, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Floating-Rate Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Advisers Class	$1,000.00	$808.20	$4.91
Class A	$1,000.00	$807.50	$4.91
Class B	$1,000.00	$805.00	$8.30
Class C	$1,000.00	$805.00	$8.30
Class I	$1,000.00	$809.10	$3.77
Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.70	$5.48
Class A	$1,000.00	$1,019.70	$5.48
Class B	$1,000.00	$1,015.90	$9.27
Class C	$1,000.00	$1,015.90	$9.27
Class I	$1,000.00	$1,021.00	$4.22

* Expenses are equal to the Fund's annualized expense ratio of 1.08% for Advisers Class shares, 1.08% for Class A shares, 1.83% for Class B shares, 1.83% for Class C shares and 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Floating Rate Portfolio, at value (identified cost, $2,883,319,661)	$1,987,566,834
Receivable for Fund shares sold	5,723,807
Total assets	$1,993,290,641
Liabilities
Payable for Fund shares redeemed	$14,397,681
Dividends payable	4,261,917
Payable to affiliate for distribution and service fees	799,491
Payable to affiliate for administration fee	276,681
Payable to affiliate for Trustees' fees	82
Accrued expenses	396,764
Total liabilities	$20,132,616
Net Assets	$1,973,158,025
Sources of Net Assets
Paid-in capital	$3,132,257,320
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(259,655,419)
Accumulated distributions in excess of net investment income	(3,691,049)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(895,752,827)
Total	$1,973,158,025
Advisers Class Shares
Net Assets	$375,801,142
Shares Outstanding	53,692,237
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.00
Class A Shares
Net Assets	$646,321,831
Shares Outstanding	89,329,085
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.24
Maximum Offering Price Per Share (100 ÷ 97.75 of $7.24)	$7.41
Class B Shares
Net Assets	$85,385,626
Shares Outstanding	12,214,759
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.99
Class C Shares
Net Assets	$512,400,010
Shares Outstanding	73,289,671
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.99
Class I Shares
Net Assets	$353,249,416
Shares Outstanding	50,473,037
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.00
On sales of $100,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest allocated from Portfolio	$220,996,167
Dividends allocated from Portfolio	5,620
Expenses allocated from Portfolio	(21,510,323)
Net investment income from Portfolio	$199,491,464
Expenses
Administration fee	$4,581,228
Trustees' fees and expenses	1,775
Distribution and service fees Advisers Class	1,478,760
Class A	2,621,905
Class B	1,367,185
Class C	8,246,995
Transfer and dividend disbursing agent fees	1,905,653
Printing and postage	332,619
Registration fees	115,708
Custodian fee	45,506
Legal and accounting services	38,155
Miscellaneous	41,654
Total expenses	$20,777,143
Net investment income	$178,714,321
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(80,257,644)
Swap contracts	443,433
Foreign currency and forward foreign currency exchange contract transactions	37,340,535
Net realized loss	$(42,473,676)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(827,475,407)
Swap contracts	(857,128)
Foreign currency and forward foreign currency exchange contracts	7,719,229
Net change in unrealized appreciation (depreciation)	$(820,613,306)
Net realized and unrealized loss	$(863,086,982)
Net decrease in net assets from operations	$(684,372,661)

See notes to financial statements
5

Eaton Vance Floating-Rate Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$178,714,321	$318,521,760
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(42,473,676)	(50,226,607)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(820,613,306)	(87,141,105)
Net increase (decrease) in net assets from operations	$(684,372,661)	$181,154,048
Distributions to shareholders — From net investment income Advisers Class	$(29,921,675)	$(78,819,187)
Class A	(52,973,503)	(124,345,531)
Class B	(6,011,875)	(12,298,989)
Class C	(36,366,671)	(70,005,571)
Class D	(23,289,830)	(39,517,999)
Tax return of capital Advisers Class	(5,496,201)	—
Class A	(9,730,503)	—
Class B	(1,104,299)	—
Class C	(6,680,058)	—
Class D	(4,278,022)	—
Total distributions to shareholders	$(175,852,637)	$(324,987,277)
Transactions in shares of beneficial interest — Proceeds from sale of shares Advisers Class	$218,816,359	$638,760,508
Class A	245,044,544	973,665,214
Class B	7,328,296	18,988,643
Class C	86,165,024	360,669,378
Class I	348,500,453	439,234,146
Net asset value of shares issued to shareholders in payment of distributions declared Advisers Class	26,376,746	54,522,994
Class A	45,278,140	87,133,081
Class B	4,597,147	7,943,406
Class C	28,334,958	45,357,185
Class I	15,299,337	27,972,993
Cost of shares redeemed Advisers Class	(673,978,196)	(925,978,979)
Class A	(981,675,043)	(1,240,095,133)
Class B	(58,566,757)	(61,657,752)
Class C	(515,413,159)	(400,928,465)
Class I	(406,647,905)	(402,425,316)

	Year Ended October 31, 2008	Year Ended October 31, 2007
Net asset value of shares exchanged Class A	$8,347,832	$12,993,524
Class B	(8,347,832)	(12,993,524)
Redemption fees	211,287	339,031
Net decrease in net assets from Fund share transactions	$(1,610,328,769)	$(376,499,066)
Net decrease in net assets	$(2,470,554,067)	$(520,332,295)
Net Assets
At beginning of year	$4,443,712,092	$4,964,044,387
At end of year	$1,973,158,025	$4,443,712,092
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(3,691,049)	$(6,130,800)

See notes to financial statements
6

Eaton Vance Floating-Rate Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$9.590	$9.840	$9.880	$9.880	$9.820
Income (loss) from operations
Net investment income(1)	$0.545	$0.636	$0.589	$0.417	$0.274
Net realized and unrealized gain (loss)	(2.618)	(0.239)	(0.037)	(0.005)	0.058
Total income (loss) from operations	$(2.073)	$0.397	$0.552	$0.412	$0.332
Less distributions
From net investment income	$(0.435)	$(0.648)	$(0.592)	$(0.413)	$(0.272)
Tax return of capital	(0.083)	—	—	—	—
Total distributions	$(0.518)	$(0.648)	$(0.592)	$(0.413)	$(0.272)
Redemption fees	$0.001	$0.001	$0.000 (2)	$0.001	$0.000 (2)
Net asset value — End of year	$7.000	$9.590	$9.840	$9.880	$9.880
Total Return(3)	(22.55)%	4.13%	5.74%	4.26%	3.43%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$375,801	$972,840	$1,238,349	$1,021,526	$782,259
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.19%	1.05%	1.01%	1.03%	1.05%
Net investment income	6.11%	6.50%	5.97%	4.21%	2.78%
Portfolio Turnover of the Portfolio	7%	61%	50%	57%	67%

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
7

Eaton Vance Floating-Rate Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$9.920	$10.180	$10.220	$10.210	$10.150
Income (loss) from operations
Net investment income(1)	$0.560	$0.657	$0.608	$0.430	$0.282
Net realized and unrealized gain (loss)	(2.705)	(0.248)	(0.036)	0.006 (2)	0.060
Total income (loss) from operations	$(2.145)	$0.409	$0.572	$0.436	$0.342
Less distributions
From net investment income	$(0.450)	$(0.670)	$(0.612)	$(0.427)	$(0.282)
Tax return of capital	(0.086)	—	—	—	—
Total distributions	$(0.536)	$(0.670)	$(0.612)	$(0.427)	$(0.282)
Redemption fees	$0.001	$0.001	$0.000 (3)	$0.001	$0.000 (3)
Net asset value — End of year	$7.240	$9.920	$10.180	$10.220	$10.210
Total Return(4)	(22.66)%	4.12%	5.75%	4.36%	3.40%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$646,322	$1,619,235	$1,839,719	$1,521,460	$1,155,058
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.19%	1.05%	1.01%	1.03%	1.05%
Net investment income	6.08%	6.50%	5.96%	4.21%	2.76%
Portfolio Turnover of the Portfolio	7%	61%	50%	57%	67%

(1)  Computed using average shares outstanding.

(2)  The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
8

Eaton Vance Floating-Rate Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$9.590	$9.840	$9.870	$9.870	$9.810
Income (loss) from operations
Net investment income(1)	$0.469	$0.563	$0.511	$0.336	$0.198
Net realized and unrealized gain (loss)	(2.616)	(0.240)	(0.023)	0.002 (2)	0.060
Total income (loss) from operations	$(2.147)	$0.323	$0.488	$0.338	$0.258
Less distributions
From net investment income	$(0.382)	$(0.574)	$(0.518)	$(0.339)	$(0.198)
Tax return of capital	(0.072)	—	—	—	—
Total distributions	$(0.454)	$(0.574)	$(0.518)	$(0.339)	$(0.198)
Redemption fees	$0.001	$0.001	$0.000 (3)	$0.001	$0.000 (3)
Net asset value — End of year	$6.990	$9.590	$9.840	$9.870	$9.870
Total Return(4)	(23.22)%	3.35%	5.06%	3.48%	2.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$85,386	$177,431	$230,454	$264,403	$298,187
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.94%	1.80%	1.77%	1.78%	1.80%
Net investment income	5.29%	5.76%	5.18%	3.40%	2.01%
Portfolio Turnover of the Portfolio	7%	61%	50%	57%	67%

(1)  Computed using average shares outstanding.

(2)  The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
9

Eaton Vance Floating-Rate Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008	2007	2006	2005		2004
Net asset value — Beginning of year	$9.590	$9.840	$9.870	$9.870		$9.810
Income (loss) from operations
Net investment income(1)	$0.472	$0.562	$0.512	$0.338		$0.198
Net realized and unrealized gain (loss)	(2.619)	(0.239)	(0.024)	(0.000	)(2)	0.060
Total income (loss) from operations	$(2.147)	$0.323	$0.488	$0.338		$0.258
Less distributions
From net investment income	$(0.382)	$(0.574)	$(0.518)	$(0.339)		$(0.198)
Tax return of capital	(0.072)	—	—	—		—
Total distributions	$(0.454)	$(0.574)	$(0.518)	$(0.339)		$(0.198)
Redemption fees	$0.001	$0.001	$0.000 (3)	$0.001		$0.000 (3)
Net asset value — End of year	$6.990	$9.590	$9.840	$9.870		$9.870
Total Return(4)	(23.22)%	3.35%	5.06%	3.48%		2.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$512,400	$1,142,139	$1,170,248	$1,220,713		$1,227,737
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.94%	1.80%	1.76%	1.78%		1.80%
Net investment income	5.31%	5.75%	5.19%	3.42%		2.01%
Portfolio Turnover of the Portfolio	7%	61%	50%	57%		67%

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $(0.0005) per share.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
10

Eaton Vance Floating-Rate Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$9.590	$9.840	$9.880	$9.880	$9.820
Income (loss) from operations
Net investment income(1)	$0.550	$0.658	$0.614	$0.440	$0.299
Net realized and unrealized loss	(2.601)	(0.237)	(0.037)	(0.003)	0.058
Total income (loss) from operations	$(2.051)	$0.421	$0.577	$0.437	$0.357
Less distributions
From net investment income	$(0.456)	$(0.672)	$(0.617)	$(0.438)	$(0.297)
Tax return of capital	(0.084)	—	—	—	—
Total distributions	$(0.540)	$(0.672)	$(0.617)	$(0.438)	$(0.297)
Redemption fees	$0.001	$0.001	$0.000 (2)	$0.001	$0.000 (2)
Net asset value — End of year	$7.000	$9.590	$9.840	$9.880	$9.880
Total Return(3)	(22.36)%	4.39%	6.00%	4.52%	3.69%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$353,249	$532,067	$485,274	$371,698	$270,774
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.92%	0.80%	0.76%	0.78%	0.80%
Net investment income	6.22%	6.73%	6.22%	4.45%	3.03%
Portfolio Turnover of the Portfolio	7%	61%	50%	57%	67%

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
11

Eaton Vance Floating-Rate Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (65.0% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $259,623,229, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($8,217,006), October 31, 2011 ($8,406,344), October 31, 2012 ($4,215,434), October 31, 2013 ($7,255,003), October 31, 2014 ($1,123,368), October 31, 2015 ($24,641,774) and October 31, 2016 ($205,764,300).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Floating-Rate Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fee — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$148,563,554	$324,987,277
Tax return of capital	$27,289,083	$—

During the year ended October 31, 2008, accumulated net realized loss was increased by $163,689,057, accumulated undistributed net investment income was decreased by $27,711,016, and paid-in capital was increased by $191,400,073 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts and mixed straddles. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(259,623,229)
Net unrealized depreciation	$(883,556,518)
Other temporary differences	$(4,261,917)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $4,581,228. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.)

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $67,510 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $26,110 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and

13

Eaton Vance Floating-Rate Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1under the 1940 Act. The Advisers Plan and the Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 for Advisers Class and Class A shares amounted to $1,478,760 and $2,621,905, respectively.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $1,025,389 and $6,185,246 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $10,291,000 and $159,124,400, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $341,796 and $2,061,749 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $581,800, $465,600, and $298,700 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $916,663,467 and $2,724,056,149, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

14

Eaton Vance Floating-Rate Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2008	2007
Sales	25,031,349	65,096,692
Issued to shareholders electing to receive payments of distributions in Fund shares	2,990,674	5,584,266
Redemptions	(75,723,481)	(95,074,436)
Net decrease	(47,701,458)	(24,393,478)
	Year Ended October 31,
Class A	2008	2007
Sales	26,587,171	96,135,148
Issued to shareholders electing to receive payments of distributions in Fund shares	4,977,937	8,633,604
Redemptions	(106,370,562)	(123,531,866)
Exchange from Class B shares	899,904	1,284,530
Net decrease	(73,905,550)	(17,478,584)
	Year Ended October 31,
Class B	2008	2007
Sales	814,509	1,939,667
Issued to shareholders electing to receive payments of distributions in Fund shares	524,266	814,090
Redemptions	(6,703,368)	(6,343,329)
Exchange to Class A shares	(929,486)	(1,326,892)
Net decrease	(6,294,079)	(4,916,464)
	Year Ended October 31,
Class C	2008	2007
Sales	9,620,150	36,772,421
Issued to shareholders electing to receive payments of distributions in Fund shares	3,227,152	4,652,826
Redemptions	(58,681,438)	(41,242,090)
Net increase (decrease)	(45,834,136)	183,157

	Year Ended October 31,
Class I	2008	2007
Sales	39,320,396	44,817,688
Issued to shareholders electing to receive payments of distributions in Fund shares	1,744,790	2,866,699
Redemptions	(46,050,148)	(41,518,916)
Net increase (decrease)	(4,984,962)	6,165,471

For the years ended October 31, 2008 and October 31, 2007, the Fund received $211,287 and $339,031, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

15

Eaton Vance Floating-Rate Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders
of Eaton Vance Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

16

Eaton Vance Floating-Rate Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 100.3%(1)
Principal Amount*	Borrower/Tranche Description	Value
Aerospace and Defense — 2.1%
AWAS Capital, Inc.
7,524,143	Term Loan, 5.00%, Maturing March 22, 2013	$5,379,763
CACI International, Inc.
5,021,774	Term Loan, 5.18%, Maturing May 3, 2011	4,306,172
DAE Aviation Holdings, Inc.
567,742	Term Loan, 7.17%, Maturing July 31, 2014	422,968
574,468	Term Loan, 7.37%, Maturing July 31, 2014	427,979
Evergreen International Aviation
6,545,389	Term Loan, 9.00%, Maturing October 31, 2011	4,990,859
Hawker Beechcraft Acquisition
849,135	Term Loan, 5.76%, Maturing March 26, 2014	551,331
12,517,665	Term Loan, 5.76%, Maturing March 26, 2014	8,127,544
Hexcel Corp.
6,128,722	Term Loan, 5.25%, Maturing March 1, 2012	5,454,562
IAP Worldwide Services, Inc.
3,304,190	Term Loan, 9.06%, Maturing December 30, 2012	2,213,807
Jet Aviation Holding, AG
2,641,059	Term Loan, 3.16%, Maturing May 15, 2013	2,231,695
PGS Solutions, Inc.
1,919,717	Term Loan, 4.82%, Maturing February 14, 2013	1,401,393
Spirit AeroSystems, Inc.
3,787,083	Term Loan, 6.50%, Maturing December 31, 2011	3,228,488
TransDigm, Inc.
9,650,000	Term Loan, 5.21%, Maturing June 23, 2013	7,394,312
Vought Aircraft Industries, Inc.
10,000,000	Revolving Loan, 0.00%, Maturing December 22, 2009(2)	8,850,000
4,905,750	Term Loan, 5.62%, Maturing December 17, 2011	3,900,071
4,000,000	Term Loan, 6.42%, Maturing December 17, 2011	3,000,000
1,995,300	Term Loan, 7.50%, Maturing December 22, 2011	1,636,146
		$63,517,090
Air Transport — 0.6%
Delta Air Lines, Inc.
8,514,000	Term loan, 5.36%, Maturing April 30, 2012	$6,027,912
5,472,292	Term Loan - Second Lien, 6.25%, Maturing April 30, 2014	3,146,568
Northwest Airlines, Inc.
11,758,158	DIP Loan, 5.00%, Maturing August 21, 2009	9,568,201
		$18,742,681

Principal Amount*		Borrower/Tranche Description	Value
Automotive — 3.9%
Accuride Corp.
	8,954,274	Term Loan, 7.31%, Maturing January 31, 2012	$6,782,862
Adesa, Inc.
	21,183,104	Term Loan, 6.02%, Maturing October 18, 2013	14,104,409
Allison Transmission, Inc.
	7,767,399	Term Loan, 5.67%, Maturing September 30, 2014	5,334,541
Chrysler Financial
	4,488,665	Term Loan, 6.82%, Maturing August 1, 2014	3,078,475
CSA Acquisition Corp.
	1,916,590	Term Loan, 6.31%, Maturing December 23, 2011	1,336,822
	2,594,944	Term Loan, 6.31%, Maturing December 23, 2011	1,809,973
	2,322,692	Term Loan, 6.31%, Maturing December 23, 2012	1,707,179
Dayco Products, LLC
	8,280,322	Term Loan, 8.01%, Maturing June 21, 2011	2,815,309
Federal-Mogul Corp.
	10,002,591	Term Loan, 5.48%, Maturing December 27, 2014	6,089,078
	7,914,683	Term Loan, 6.12%, Maturing December 27, 2015	4,818,063
Financiere Truck (Investissement)
EUR	1,110,579	Term Loan, 6.97%, Maturing February 15, 2012	969,610
Ford Motor Co.
	10,000,000	Revolving Loan, 0.00%, Maturing December 15, 2013(2)	5,033,330
	7,034,465	Term Loan, 7.59%, Maturing December 15, 2013	3,909,151
Fraikin, Ltd.
GBP	1,392,962	Term Loan, 8.13%, Maturing February 15, 2012(2)	1,479,564
GBP	1,612,016	Term Loan, 8.27%, Maturing February 15, 2012(2)	1,712,236
General Motors Corp.
	17,380,911	Term Loan, 5.80%, Maturing November 29, 2013	9,611,644
Goodyear Tire & Rubber Co.
	16,755,707	Term Loan - Second Lien, 4.78%, Maturing April 30, 2010	11,924,484
HLI Operating Co., Inc.
EUR	425,455	Term Loan, 4.87%, Maturing May 30, 2014	466,346
EUR	7,282,364	Term Loan, 7.67%, Maturing May 30, 2014	7,239,755
Keystone Automotive Operations, Inc.
	6,911,631	Term Loan, 6.78%, Maturing January 12, 2012	3,974,188
Locafroid Services S.A.S.
EUR	1,666,405	Term Loan, 7.30%, Maturing February 15, 2012(2)	1,454,883
Speedy 1, Ltd.
EUR	6,457,254	Term Loan, 6.76%, Maturing August 31, 2013	3,312,613
Tenneco Automotive, Inc.
	5,050,000	Term Loan, 5.50%, Maturing March 17, 2014	3,939,000
TriMas Corp.
	893,750	Term Loan, 4.88%, Maturing August 2, 2011	679,250
	8,042,125	Term Loan, 5.63%, Maturing August 2, 2013	6,112,015
TRW Automotive, Inc.
	6,638,326	Term Loan, 5.21%, Maturing February 2, 2014	5,233,211

See notes to financial statements
18

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Automotive (continued)
United Components, Inc.
	7,501,299	Term Loan, 4.81%, Maturing June 30, 2010	$5,710,364
			$120,638,355
Beverage and Tobacco — 0.4%
Culligan International Co.
	17,232,550	Term Loan, 5.76%, Maturing November 24, 2014	$10,554,937
Van Houtte, Inc.
	860,266	Term Loan, 6.26%, Maturing July 11, 2014	696,816
	117,309	Term Loan, 6.26%, Maturing July 11, 2014	95,020
			$11,346,773
Brokers, Dealers and Investment Houses — 0.3%
AmeriTrade Holding Corp.
	10,350,931	Term Loan, 4.50%, Maturing December 31, 2012	$8,655,966
			$8,655,966
Building and Development — 5.2%
401 North Wabash Venture, LLC
	6,495,771	Term Loan, 4.95%, Maturing May 7, 2009(2)	$4,871,828
AIMCO Properties, L.P.
	10,718,750	Term Loan, 5.43%, Maturing March 23, 2011	9,271,719
Banning Lewis Ranch Co., LLC
	13,000,000	Term Loan, 4.68%, Maturing December 3, 2012(2)	12,090,000
Beacon Sales Acquisition, Inc.
	4,473,601	Term Loan, 6.02%, Maturing September 30, 2013	3,355,201
Brickman Group Holdings, Inc.
	4,927,469	Term Loan, 5.12%, Maturing January 23, 2014	3,868,063
Building Materials Corp. of America
	8,153,576	Term Loan, 6.62%, Maturing February 22, 2014	5,691,196
Capital Automotive (REIT)
	4,788,753	Term Loan, 5.47%, Maturing December 16, 2010	3,050,436
Contech Construction Products
	1,821,954	Term Loan, 5.00%, Maturing January 13, 2013	1,216,154
Epco/Fantome, LLC
	9,890,000	Term Loan, 5.80%, Maturing November 23, 2010	9,296,600
Financiere Daunou S.A.
	1,664,521	Term Loan, 5.89%, Maturing May 31, 2015	602,002
EUR	1,067,260	Term Loan, 7.27%, Maturing May 31, 2015	508,160
EUR	2,613,290	Term Loan, 7.27%, Maturing May 31, 2015	1,244,279
	2,452,266	Term Loan, 6.14%, Maturing February 28, 2016	886,904
EUR	1,246,799	Term Loan, 7.52%, Maturing February 28, 2016	593,645
EUR	2,423,776	Term Loan, 7.52%, Maturing February 28, 2016	1,154,044

Principal Amount*	Borrower/Tranche Description	Value
Building and Development (continued)
Forestar USA Real Estate Group, Inc.
10,625,000	Revolving Loan, 5.97%, Maturing December 1, 2010(2)	$9,987,500
5,625,000	Term Loan, 7.48%, Maturing December 1, 2010	5,512,500
General Growth Properties, Inc.
3,782,895	Term Loan, 5.74%, Maturing February 24, 2011	1,369,949
Hearthstone Housing Partners II, LLC
13,040,000	Revolving Loan, 5.92%, Maturing December 1, 2009(2)	8,083,496
Hovstone Holdings, LLC
4,260,000	Term Loan, 6.25%, Maturing February 28, 2009	2,796,264
LNR Property Corp.
9,154,000	Term Loan, 6.04%, Maturing July 3, 2011	5,011,815
Mueller Water Products, Inc.
8,856,431	Term Loan, 5.22%, Maturing May 24, 2014	6,819,452
NCI Building Systems, Inc.
5,975,136	Term Loan, 5.42%, Maturing June 18, 2010	5,078,866
November 2005 Land Investors
608,296	Term Loan, 7.12%, Maturing May 9, 2011	441,015
Panolam Industries Holdings, Inc.
2,925,967	Term Loan, 6.51%, Maturing September 30, 2012	2,516,332
Realogy Corp.
10,357,871	Term Loan, 6.50%, Maturing September 1, 2014	6,663,560
2,788,658	Term Loan, 6.50%, Maturing September 1, 2014	1,794,036
Shea Capital I, LLC
293,787	Term Loan, 5.25%, Maturing October 27, 2011	146,893
South Edge, LLC
8,794,643	Term Loan, 6.25%, Maturing October 31, 2009(5)	1,429,129
Standard Pacific Corp.
4,680,000	Term Loan, 4.56%, Maturing May 5, 2013	3,096,602
TRU 2005 RE Holding Co.
19,825,000	Term Loan, 6.72%, Maturing December 9, 2008	14,488,764
United Subcontractors, Inc.
5,959,915	Term Loan - Second Lien, 12.42%, Maturing June 27, 2013(3)	2,264,768
WCI Communities, Inc.
18,240,601	Term Loan, 8.97%, Maturing December 23, 2010	13,619,655
Wintergames Acquisition ULC
12,929,530	Term Loan, 10.74%, Maturing April 24, 2009	9,566,559
		$158,387,386
Business Equipment and Services — 7.1%
ACCO Brands Corp.
5,207,841	Term Loan, 5.21%, Maturing August 17, 2012	$3,645,489
Activant Solutions, Inc.
5,191,577	Term Loan, 6.07%, Maturing May 1, 2013	3,478,357
Acxiom Corp.
9,700,525	Term Loan, 4.94%, Maturing September 15, 2012	7,081,383

See notes to financial statements
19

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	Affiliated Computer Services
	5,932,250	Term Loan, 5.26%, Maturing March 20, 2013	$5,023,874
	12,794,582	Term Loan, 5.81%, Maturing March 20, 2013	10,835,411
	Affinion Group, Inc.
	8,935,792	Term Loan, 5.32%, Maturing October 17, 2012	7,126,294
	Education Management, LLC
	11,421,119	Term Loan, 5.56%, Maturing June 1, 2013	8,051,889
	Info USA, Inc.
	1,965,000	Term Loan, 5.77%, Maturing February 14, 2012	1,729,200
	4,328,404	Term Loan, 5.77%, Maturing February 14, 2012	3,808,995
	Information Resources, Inc.
	5,571,512	Term Loan, 4.56%, Maturing May 7, 2014	3,927,916
	Intergraph Corp.
	3,349,524	Term Loan, 4.81%, Maturing May 29, 2014	2,612,629
	iPayment, Inc.
	11,245,967	Term Loan, 5.70%, Maturing May 10, 2013	8,715,624
	ista International GmbH
EUR	9,635,715	Term Loan, 7.12%, Maturing May 14, 2015	7,077,042
EUR	1,914,285	Term Loan, 7.12%, Maturing May 14, 2015	1,405,964
	Kronos, Inc.
	8,796,248	Term Loan, 6.01%, Maturing June 11, 2014	6,025,430
	Language Line, Inc.
	6,778,210	Term Loan, 7.02%, Maturing June 11, 2011	5,727,587
	N.E.W. Holdings I, LLC
	9,531,466	Term Loan, 5.89%, Maturing May 22, 2014	7,363,058
	Protection One, Inc.
	9,223,166	Term Loan, 5.42%, Maturing March 31, 2012	7,470,764
	Quintiles Transnational Corp.
	11,133,433	Term Loan, 5.77%, Maturing March 31, 2013	8,990,247
	Sabre, Inc.
	30,769,734	Term Loan, 5.25%, Maturing September 30, 2014	17,829,338
	Safenet, Inc.
	3,950,000	Term Loan, 7.75%, Maturing April 12, 2014	2,271,250
	Serena Software, Inc.
	2,592,464	Term Loan, 5.50%, Maturing March 10, 2013	2,236,000
	Sitel (Client Logic)
	4,865,854	Term Loan, 6.51%, Maturing January 29, 2014	2,919,512
EUR	941,032	Term Loan, 7.33%, Maturing January 29, 2014	845,572
	Solera Holdings, LLC
EUR	2,999,467	Term Loan, 6.70%, Maturing May 15, 2014	2,867,228
	Solera Nederland Holdings
	3,793,852	Term Loan, 4.57%, Maturing May 15, 2014	2,997,143
	SunGard Data Systems, Inc.
	37,459,070	Term Loan, 4.55%, Maturing February 11, 2013	28,870,230
	3,475,000	Term Loan, 6.75%, Maturing February 28, 2014	2,988,500

	Principal Amount*	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	TDS Investor Corp.
	10,862,500	Term Loan, 5.37%, Maturing August 23, 2013	$6,626,125
	13,317,413	Term Loan, 6.01%, Maturing August 23, 2013	8,275,826
	2,672,147	Term Loan, 6.01%, Maturing August 23, 2013	1,660,549
EUR	2,105,820	Term Loan, 7.39%, Maturing August 23, 2013	1,690,903
	Transaction Network Services, Inc.
	4,843,693	Term Loan, 4.80%, Maturing May 4, 2012	4,177,685
	Valassis Communications, Inc.
	743,929	Term Loan, 5.52%, Maturing March 2, 2014	523,230
	4,409,895	Term Loan, 5.52%, Maturing March 2, 2014	3,101,625
	VWR International, Inc.
	7,725,000	Term Loan, 5.67%, Maturing June 28, 2013	5,394,622
	West Corp.
	17,833,643	Term Loan, 5.73%, Maturing October 24, 2013	11,547,284
			$216,919,775
	Cable and Satellite Television — 7.0%
	Atlantic Broadband Finance, LLC
	9,853,155	Term Loan, 6.02%, Maturing February 10, 2011	$9,015,637
	Bresnan Broadband Holdings, LLC
	15,551,500	Term Loan, 4.86%, Maturing March 29, 2014	12,337,518
	1,500,000	Term Loan, 6.06%, Maturing March 29, 2014	1,189,999
	Cequel Communications, LLC
	31,019,697	Term Loan, 6.21%, Maturing November 5, 2013	23,001,974
	Charter Communications Operating, Inc.
	43,138,319	Term Loan, 5.31%, Maturing April 28, 2013	32,481,817
	CSC Holdings, Inc.
	14,920,013	Term Loan, 4.57%, Maturing March 29, 2013	12,969,758
	DirectTV Holdings, LLC
	1,995,000	Term Loan, 5.31%, Maturing April 13, 2013	1,827,919
	Foxco Acquistion Sub., LLC
	3,075,000	Term Loan, 7.25%, Maturing July 2, 2015	2,429,250
	Insight Midwest Holdings, LLC
	25,316,250	Term Loan, 5.93%, Maturing April 6, 2014	20,042,040
	Kabel BW GmbH & Co. KG
EUR	1,490,959	Term Loan, 6.75%, Maturing June 9, 2012	1,401,472
	MCC Iowa, LLC
	1,073,250	Term Loan, 3.64%, Maturing March 31, 2010	931,044
	Mediacom Broadband Group
	7,734,489	Term Loan, 3.89%, Maturing January 31, 2015	5,626,841
	7,860,000	Term Loan, 3.89%, Maturing January 31, 2015	5,718,150
	Mediacom Illinois, LLC
	1,850,000	Term Loan, 2.12%, Maturing September 30, 2012	1,341,250
	14,321,388	Term Loan, 3.64%, Maturing January 31, 2015	10,299,470

See notes to financial statements
20

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
NTL Investment Holdings, Ltd.
	7,993,878	Term Loan, 5.83%, Maturing March 30, 2012	$5,535,761
GBP	2,139,186	Term Loan, 8.13%, Maturing March 30, 2012	2,308,174
GBP	1,990,985	Term Loan, 8.13%, Maturing March 30, 2012	2,148,266
GBP	3,637,947	Term Loan, 8.15%, Maturing March 30, 2012	3,925,333
GBP	2,224,230	Term Loan, 8.15%, Maturing March 30, 2012	2,399,937
GBP	3,500,000	Term Loan, 8.74%, Maturing March 30, 2013	3,360,861
ProSiebenSat.1 Media AG
EUR	2,019,706	Term Loan, 7.53%, Maturing March 2, 2015	643,554
EUR	600,197	Term Loan, 6.85%, Maturing June 26, 2015	416,198
EUR	12,586,345	Term Loan, 6.85%, Maturing June 26, 2015	8,727,818
EUR	2,019,706	Term Loan, 7.78%, Maturing March 2, 2016	643,554
UPC Broadband Holding B.V.
EUR	6,617,448	Term Loan, 7.01%, Maturing October 16, 2011	5,622,848
EUR	14,937,387	Term Loan, 7.01%, Maturing October 16, 2011	12,692,304
	10,925,000	Term Loan, 5.47%, Maturing December 31, 2014	7,838,687
YPSO Holding SA
EUR	12,899,564	Term Loan, 7.00%, Maturing July 28, 2014	8,117,812
EUR	4,978,165	Term Loan, 7.00%, Maturing July 28, 2014	3,132,805
EUR	8,122,271	Term Loan, 7.00%, Maturing July 28, 2014	5,111,419
			$213,239,470
Chemicals and Plastics — 6.2%
Arizona Chemical, Inc.
EUR	2,842,826	Term Loan, 7.21%, Maturing February 28, 2013	$2,581,618
Brenntag Holding GmbH and Co. KG
	1,963,636	Term Loan, 5.07%, Maturing December 23, 2013	1,364,727
	8,036,364	Term Loan, 5.07%, Maturing December 23, 2013	5,585,273
EUR	3,511,248	Term Loan, 7.14%, Maturing December 23, 2013	3,442,223
EUR	845,455	Term Loan, 7.16%, Maturing December 23, 2013	828,834
EUR	654,545	Term Loan, 7.16%, Maturing December 23, 2013	641,678
EUR	525,062	Term Loan, 7.39%, Maturing December 23, 2014	514,741
EUR	963,689	Term Loan, 7.39%, Maturing December 23, 2014	944,745
EUR	770,053	Term Loan - Second Lien, 9.42%, Maturing June 23, 2015	621,598
EUR	229,947	Term Loan - Second Lien, 9.42%, Maturing June 23, 2015	185,616
Celanese Holdings, LLC
EUR	987,500	Term Loan, 6.78%, Maturing April 6, 2011	948,159
	7,000,000	Term Loan, 4.35%, Maturing April 2, 2014	5,689,999
	14,488,087	Term Loan, 5.55%, Maturing April 2, 2014	11,776,743
Cognis GmbH
EUR	6,426,230	Term Loan, 6.96%, Maturing September 15, 2013	5,168,238
EUR	1,573,770	Term Loan, 6.96%, Maturing September 15, 2013	1,265,691
Columbian Chemicals Acquisition
	4,103,418	Term Loan, 7.01%, Maturing March 16, 2013	2,708,256

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Ferro Corp.
	13,662,500	Term Loan, 5.81%, Maturing June 6, 2012	$12,432,875
First Chemical Holding
EUR	624,358	Term Loan, 7.66%, Maturing December 18, 2014	560,027
EUR	624,358	Term Loan, 8.16%, Maturing December 18, 2015	560,027
Foamex, L.P.
	3,673,125	Term Loan, 8.04%, Maturing February 12, 2013	1,698,820
Georgia Gulf Corp.
	5,112,496	Term Loan, 9.05%, Maturing October 3, 2013	4,095,109
Hexion Specialty Chemicals, Inc.
EUR	1,116,324	Term Loan, 7.39%, Maturing May 5, 2012	917,713
	9,700,000	Term Loan, 4.70%, Maturing May 5, 2013	6,749,580
	2,507,020	Term Loan, 5.06%, Maturing May 5, 2013	1,744,468
	3,326,375	Term Loan, 6.06%, Maturing May 5, 2013	2,314,602
	15,315,090	Term Loan, 6.19%, Maturing May 5, 2013	10,656,745
Huntsman International, LLC
	5,864,329	Term Loan, 4.97%, Maturing August 16, 2012	5,099,873
INEOS Group
EUR	566,586	Term Loan, 7.21%, Maturing December 14, 2011	389,628
EUR	567,621	Term Loan, 8.27%, Maturing December 14, 2011	390,340
	4,773,072	Term Loan, 5.93%, Maturing December 14, 2012	3,066,699
	10,070,804	Term Loan, 5.95%, Maturing December 14, 2013	5,606,084
	10,070,804	Term Loan, 6.45%, Maturing December 14, 2014	5,513,765
Innophos, Inc.
	6,069,669	Term Loan, 6.76%, Maturing August 10, 2010	5,219,916
Invista B.V.
	1,715,856	Term Loan, 5.17%, Maturing April 30, 2010	1,424,161
	8,136,059	Term Loan, 4.92%, Maturing April 29, 2011	6,752,929
	2,841,598	Term Loan, 4.92%, Maturing April 29, 2011	2,358,526
ISP Chemco, Inc.
	8,603,065	Term Loan, 5.06%, Maturing June 4, 2014	6,796,422
Kleopatra
	8,876,250	Term Loan, 6.82%, Maturing January 3, 2016	4,216,219
EUR	5,100,000	Term Loan, 7.88%, Maturing January 3, 2016	3,331,355
Kranton Polymers, LLC
	8,829,700	Term Loan, 5.31%, Maturing May 12, 2013	6,828,298
Lucite International Group Holdings
	4,777,065	Term Loan, 5.37%, Maturing July 7, 2013	4,335,186
	1,691,565	Term Loan, 5.37%, Maturing July 7, 2013	1,347,614
MacDermid, Inc.
	3,410,921	Term Loan, 5.76%, Maturing April 12, 2014	2,276,789
Millenium Inorganic Chemicals
	7,389,138	Term Loan, 6.01%, Maturing April 30, 2014	4,765,994
Momentive Performance Material
	4,950,000	Term Loan, 4.90%, Maturing December 4, 2013	3,856,877

See notes to financial statements
21

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
	1,655,736	Term Loan, 5.38%, Maturing December 4, 2013	$1,290,095
Propex Fabrics, Inc.
	5,737,805	Term Loan, 8.00%, Maturing July 31, 2012	1,735,686
Rockwood Specialties Group, Inc.
EUR	1,961,700	Term Loan, 6.23%, Maturing July 30, 2011	1,981,476
	21,023,557	Term Loan, 4.62%, Maturing December 10, 2012	17,607,229
Solo Cup Co.
	2,505,636	Term Loan, 6.65%, Maturing February 27, 2011	2,177,816
TPG Spring UK, Ltd.
EUR	2,271,011	Term Loan, 7.87%, Maturing June 27, 2013	1,727,063
EUR	2,271,011	Term Loan, 8.37%, Maturing June 27, 2013	1,727,063
Wellman, Inc.
	5,098,328	Term Loan, 6.74%, Maturing February 10, 2009(5)	2,416,608
			$190,237,816
Clothing / Textiles — 0.4%
Hanesbrands, Inc.
	6,647,836	Term Loan, 5.26%, Maturing September 5, 2013	$5,681,128
	5,000,000	Term Loan - Second Lien, 7.27%, Maturing March 5, 2014	3,916,665
St. John Knits International, Inc.
	2,518,697	Term Loan, 6.12%, Maturing March 23, 2012	2,103,112
The William Carter Co.
	2,324,514	Term Loan, 4.76%, Maturing July 14, 2012	1,958,403
			$13,659,308
Conglomerates — 2.6%
Amsted Industries, Inc.
	9,598,050	Term Loan, 6.56%, Maturing October 15, 2010	$7,390,498
	6,348,120	Term Loan, 4.73%, Maturing April 5, 2013	5,015,015
Doncasters (Dunde HoldCo 4 Ltd.)
	3,896,883	Term Loan, 4.85%, Maturing July 13, 2015	2,903,178
	3,896,883	Term Loan, 5.35%, Maturing July 13, 2015	2,903,178
GBP	727,123	Term Loan, 7.77%, Maturing July 13, 2015	865,944
GBP	727,123	Term Loan, 8.27%, Maturing July 13, 2015	865,944
Jarden Corp.
	11,041,998	Term Loan, 5.51%, Maturing January 24, 2012	9,040,636
	4,539,827	Term Loan, 5.51%, Maturing January 24, 2012	3,716,983
Johnson Diversey, Inc.
	2,013,241	Term Loan, 4.79%, Maturing December 16, 2010	1,600,527
	8,069,270	Term Loan, 4.79%, Maturing December 16, 2011	6,415,070
Polymer Group, Inc.
	1,000,000	Revolving Loan, 5.00%, Maturing November 22, 2010(2)	850,000
	16,866,627	Term Loan, 5.73%, Maturing November 22, 2012	13,408,968

Principal Amount*		Borrower/Tranche Description	Value
Conglomerates (continued)
RBS Global, Inc.
	2,259,750	Term Loan, 5.76%, Maturing July 19, 2013	$1,796,501
	6,185,246	Term Loan, 6.37%, Maturing July 19, 2013	4,948,197
RGIS Holdings, LLC
	15,181,619	Term Loan, 5.46%, Maturing April 30, 2014	10,424,717
	759,081	Term Loan, 5.62%, Maturing April 30, 2014	521,236
The Manitowoc Company, Inc.
	5,200,000	Term Loan, Maturing August 21, 2014(4)	4,110,600
US Investigations Services, Inc.
	1,969,975	Term Loan, 5.95%, Maturing February 21, 2015	1,398,682
			$78,175,874
Containers and Glass Products — 3.5%
Berry Plastics Corp.
	18,591,565	Term Loan, 4.80%, Maturing April 3, 2015	$13,688,039
Consolidated Container Co.
	5,880,202	Term Loan, 5.75%, Maturing March 28, 2014	3,577,121
Crown Americas, Inc.
	4,751,000	Term Loan, 6.34%, Maturing November 15, 2012	4,180,880
	1,421,000	Term Loan, 6.34%, Maturing November 15, 2012	1,250,480
EUR	4,410,000	Term Loan, 6.87%, Maturing November 15, 2012	5,564,558
Graham Packaging Holdings Co.
	21,364,054	Term Loan, 5.74%, Maturing October 7, 2011	17,497,160
Graphic Packaging International, Inc.
	27,563,286	Term Loan, 5.75%, Maturing May 16, 2014	22,601,894
	3,449,085	Term Loan, 6.86%, Maturing May 16, 2014	2,938,189
JSG Acquisitions
EUR	1,250,000	Term Loan, 6.96%, Maturing December 31, 2014	1,048,090
EUR	1,250,000	Term Loan, 7.11%, Maturing December 31, 2014	1,048,090
OI European Group B.V.
EUR	12,064,500	Term Loan, 6.62%, Maturing June 14, 2013	12,647,425
Owens-Brockway Glass Container
	4,096,569	Term Loan, 6.09%, Maturing June 14, 2013	3,487,204
Pregis Corp.
	2,619,000	Term Loan, 6.01%, Maturing October 12, 2011	2,357,100
Smurfit-Stone Container Corp.
	8,380,393	Term Loan, 4.88%, Maturing November 1, 2011	6,662,412
	3,523,439	Term Loan, 4.90%, Maturing November 1, 2011	2,801,134
	3,773,295	Term Loan, 5.13%, Maturing November 1, 2011	2,999,770
	2,817,651	Term Loan, 5.93%, Maturing November 1, 2011	2,240,033
			$106,589,579

See notes to financial statements
22

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Cosmetics / Toiletries — 0.3%
	American Safety Razor Co.
	3,408,214	Term Loan, 5.92%, Maturing July 31, 2013	$2,914,023
	Prestige Brands, Inc.
	6,599,368	Term Loan, 5.82%, Maturing April 7, 2011	5,312,491
			$8,226,514
	Drugs — 0.9%
	Graceway Pharmaceuticals, LLC
	9,702,708	Term Loan, 6.51%, Maturing May 3, 2012	$6,824,235
	Pharmaceutical Holdings Corp.
	2,555,203	Term Loan, 6.51%, Maturing January 30, 2012	2,146,371
	Stiefel Laboratories, Inc.
	2,824,130	Term Loan, 7.00%, Maturing December 28, 2013	2,301,666
	6,171,198	Term Loan, 7.00%, Maturing December 28, 2013	5,029,527
	Warner Chilcott Corp.
	2,041,411	Term Loan, 5.76%, Maturing January 18, 2012	1,687,226
	13,303,070	Term Loan, 5.76%, Maturing January 18, 2012	10,994,987
			$28,984,012
	Ecological Services and Equipment — 0.6%
	Allied Waste Industries, Inc.
	934,293	Term Loan, 4.90%, Maturing January 15, 2012	$893,807
	860,505	Term Loan, 5.44%, Maturing January 15, 2012	823,217
	Big Dumpster Merger Sub, Inc.
	681,934	Term Loan, 6.01%, Maturing February 5, 2013	494,402
	Blue Waste B.V. (AVR Acquisition)
EUR	2,000,000	Term Loan, 7.21%, Maturing April 1, 2015	2,020,162
	Casella Waste Systems, Inc.
	2,958,910	Term Loan, 4.73%, Maturing April 28, 2010	2,581,649
	Environmental Systems Products Holdings, Inc.
	466,049	Term Loan - Second Lien, 13.74%, Maturing December 12, 2010	336,301
	IESI Corp.
	2,267,647	Term Loan, 4.56%, Maturing January 20, 2012	1,882,147
	Sensus Metering Systems, Inc.
	3,000,000	Revolving Loan, 5.00%, Maturing December 17, 2009(2)	2,775,000
	5,511,285	Term Loan, 4.92%, Maturing December 17, 2010	5,097,938
	Wastequip, Inc.
	287,130	Term Loan, 6.01%, Maturing February 5, 2013	208,169
			$17,112,792
	Electronics / Electrical — 2.9%
	Aspect Software, Inc.
	4,253,957	Term Loan, 6.25%, Maturing July 11, 2011	$3,445,706

	Principal Amount*	Borrower/Tranche Description	Value
	Electronics / Electrical (continued)
	Fairchild Semiconductor Corp.
	9,265,411	Term Loan, 5.26%, Maturing June 26, 2013	$6,717,423
	FCI International S.A.S.
	761,894	Term Loan, 6.47%, Maturing November 1, 2013	617,134
	733,492	Term Loan, 6.47%, Maturing November 1, 2013	594,129
	733,492	Term Loan, 6.47%, Maturing November 1, 2013	594,129
	761,894	Term Loan, 6.47%, Maturing November 1, 2013	617,134
	996,924	Term Loan, 6.47%, Maturing November 1, 2013	807,509
	Freescale Semiconductor, Inc.
	35,403,172	Term Loan, 5.47%, Maturing December 1, 2013	24,221,682
	Infor Enterprise Solutions Holdings
	19,522,558	Term Loan, 7.52%, Maturing July 28, 2012	12,348,018
	7,246,846	Term Loan, 7.52%, Maturing July 28, 2012	4,583,630
EUR	2,947,500	Term Loan, 8.14%, Maturing July 28, 2012	2,338,568
	Network Solutions, LLC
	5,722,972	Term Loan, 5.95%, Maturing March 7, 2014	3,290,709
	Open Solutions, Inc.
	10,236,272	Term Loan, 5.96%, Maturing January 23, 2014	5,629,950
	Sensata Technologies Finance Co.
	10,725,635	Term Loan, 5.26%, Maturing April 27, 2013	6,928,761
	Spectrum Brands, Inc.
	145,437	Term Loan, 4.70%, Maturing March 30, 2013	99,806
	2,840,255	Term Loan, 7.58%, Maturing March 30, 2013	1,949,125
	SS&C Technologies, Inc.
	3,418,928	Term Loan, 5.77%, Maturing November 23, 2012	2,606,932
	Vertafore, Inc.
	9,905,040	Term Loan, 5.31%, Maturing January 31, 2012	8,047,845
	1,995,000	Term Loan, 7.06%, Maturing January 31, 2012	1,755,600
			$87,193,790
	Equipment Leasing — 0.0%
	The Hertz Corp.
	8,000	Term Loan, 4.55%, Maturing December 21, 2012	$5,806
	835,057	Term Loan, 4.70%, Maturing December 21, 2012	606,013
			$611,819
	Farming / Agriculture — 0.4%
	BF Bolthouse HoldCo, LLC
	4,287,931	Term Loan, 6.19%, Maturing December 16, 2012	$3,591,142
	Central Garden & Pet Co.
	10,749,240	Term Loan, 4.74%, Maturing February 28, 2014	7,228,864
			$10,820,006

See notes to financial statements
23

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Financial Intermediaries — 1.6%
	Asset Acceptence Capital Corp.
	1,478,775	Term Loan, 5.30%, Maturing June 5, 2013	$1,131,263
	Citco III, Ltd.
	10,355,978	Term Loan, 5.13%, Maturing June 30, 2014	8,388,342
	E.A. Viner International Co.
	753,450	Term Loan, 6.77%, Maturing July 31, 2013	708,243
	Grosvenor Capital Management
	4,092,491	Term Loan, 5.59%, Maturing December 5, 2013	3,273,993
	INVESTools, Inc.
	2,304,000	Term Loan, 6.25%, Maturing August 13, 2012	2,096,640
	Jupiter Asset Management Group
GBP	3,764,439	Term Loan, 7.89%, Maturing June 30, 2015	4,574,016
	Lender Processing Services, Inc.
	2,011,188	Term Loan, 5.62%, Maturing July 2, 2014	1,850,292
	LPL Holdings, Inc.
	22,306,740	Term Loan, 5.51%, Maturing December 18, 2014	17,845,392
	Oxford Acquisition III, Ltd.
	11,105,762	Term Loan, 5.58%, Maturing May 24, 2014	7,015,144
	RJO Holdings Corp. (RJ O'Brien)
	4,182,750	Term Loan, 6.00%, Maturing July 31, 2014(3)	3,011,580
			$49,894,905
	Food Products — 3.0%
	Acosta, Inc.
	15,610,266	Term Loan, 5.37%, Maturing July 28, 2013	$11,512,571
	Advantage Sales & Marketing, Inc.
	11,325,711	Term Loan, 5.20%, Maturing March 29, 2013	7,956,312
	American Seafoods Group, LLC
	3,950,358	Term Loan, 5.51%, Maturing September 30, 2012	3,496,067
	BL Marketing, Ltd.
GBP	3,500,000	Term Loan, 8.04%, Maturing December 31, 2013	4,140,053
GBP	2,500,000	Term Loan - Second Lien, 10.09%, Maturing June 30, 2015	2,595,077
	Black Lion Beverages III B.V.
EUR	3,000,000	Term Loan - Second Lien, 9.49%, Maturing January 24, 2016	2,326,052
	Bumble Bee Seafood, LLC
	3,000,000	Term Loan, 5.56%, Maturing May 2, 2012	2,805,000
	Dean Foods Co.
	23,787,626	Term Loan, 5.26%, Maturing April 2, 2014	17,922,502
	Dole Food Company, Inc.
	894,186	Term Loan, 4.69%, Maturing April 12, 2013	655,364
	1,216,597	Term Loan, 5.28%, Maturing April 12, 2013	891,665
	5,021,009	Term Loan, 5.93%, Maturing April 12, 2013	3,679,983

	Principal Amount*	Borrower/Tranche Description	Value
	Food Products (continued)
	MafCo Worldwide Corp.
	812,696	Term Loan, 5.06%, Maturing December 8, 2011	$759,871
	Pinnacle Foods Finance, LLC
	4,000,000	Revolving Loan, 5.27%, Maturing April 2, 2013(2)	2,600,000
	26,731,413	Term Loan, 6.76%, Maturing April 2, 2014	19,407,006
	Reddy Ice Group, Inc.
	12,335,000	Term Loan, 6.50%, Maturing August 9, 2012	9,220,412
	Ruby Acquisitions, Ltd.
GBP	1,955,404	Term Loan, 8.84%, Maturing January 5, 2015	2,438,870
			$92,406,805
	Food Service — 1.9%
	AFC Enterprises, Inc.
	2,044,568	Term Loan, 6.06%, Maturing May 23, 2009	$1,615,208
	Aramark Corp.
	938,909	Term Loan, 4.94%, Maturing January 26, 2014	788,449
	14,365,417	Term Loan, 5.64%, Maturing January 26, 2014	12,063,359
	Buffets, Inc.
	3,811,403	Term Loan, 10.42%, Maturing January 22, 2009	1,181,535
	442,238	Term Loan, 10.42%, Maturing January 22, 2009	137,094
	1,372,645	Term Loan, 10.97%, Maturing May 1, 2013	404,930
	7,868,329	Term Loan, 10.42%, Maturing November 1, 2013	2,321,157
	CBRL Group, Inc.
	2,926,047	Term Loan, 4.30%, Maturing April 27, 2013	2,248,179
	6,452,740	Term Loan, 4.30%, Maturing April 27, 2013	4,957,853
	JRD Holdings, Inc.
	3,715,625	Term Loan, 5.75%, Maturing June 26, 2014	2,823,875
	Maine Beverage Co., LLC
	2,514,286	Term Loan, 5.63%, Maturing June 30, 2010	2,288,000
	OSI Restaurant Partners, LLC
	832,528	Term Loan, 5.28%, Maturing May 9, 2013	437,771
	9,961,625	Term Loan, 5.25%, Maturing May 9, 2014	5,238,151
	QCE Finance, LLC
	8,985,539	Term Loan, 5.81%, Maturing May 5, 2013	5,930,456
	Sagittarius Restaurants, LLC
	4,378,629	Term Loan, 9.50%, Maturing March 29, 2013	2,123,635
	Selecta
CHF	18,404,850	Term Loan, 5.34%, Maturing June 28, 2015	10,633,137
	SSP Financing, Ltd.
	3,954,516	Term Loan, 5.37%, Maturing June 15, 2014	2,016,803
	3,954,516	Term Loan, 5.87%, Maturing June 15, 2015	2,016,803
			$59,226,395

See notes to financial statements
24

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Food / Drug Retailers — 1.6%
	General Nutrition Centers, Inc.
	12,588,201	Term Loan, 6.14%, Maturing September 16, 2013	$8,727,815
	Pantry, Inc. (The)
	7,141,634	Term Loan, 4.87%, Maturing May 15, 2014	5,070,560
	65,717	Term Loan, 4.87%, Maturing May 15, 2014	46,659
	Rite Aid Corp.
	24,875,000	Term Loan, 5.01%, Maturing June 1, 2014	18,469,688
	5,050,000	Term Loan, 6.00%, Maturing June 4, 2014	3,989,500
	Roundy's Supermarkets, Inc.
	16,125,212	Term Loan, 5.38%, Maturing November 3, 2011	13,101,735
			$49,405,957
	Forest Products — 1.4%
	Appleton Papers, Inc.
	10,514,400	Term Loan, 5.38%, Maturing June 5, 2014	$8,464,092
	Georgia-Pacific Corp.
	32,315,533	Term Loan, 4.65%, Maturing December 20, 2012	26,920,648
	2,077,383	Term Loan, 5.37%, Maturing December 20, 2012	1,730,576
	Xerium Technologies, Inc.
	9,099,221	Term Loan, 9.26%, Maturing May 18, 2012	6,733,424
			$43,848,740
	Healthcare — 7.9%
	Accellent, Inc.
	3,155,613	Term Loan, 5.31%, Maturing November 22, 2012	$2,177,373
	Advanced Medical Optics, Inc.
	1,955,556	Term Loan, 4.76%, Maturing April 2, 2014	1,422,667
	Alliance Imaging, Inc.
	4,635,234	Term Loan, 5.78%, Maturing December 29, 2011	4,032,654
	American Medical Systems
	7,055,084	Term Loan, 5.44%, Maturing July 20, 2012	6,067,372
	AMN Healthcare, Inc.
	1,938,202	Term Loan, 5.51%, Maturing November 2, 2011	1,686,236
	AMR HoldCo, Inc.
	5,945,458	Term Loan, 4.82%, Maturing February 10, 2012	5,291,458
	Biomet, Inc.
	8,140,000	Term Loan, 6.76%, Maturing December 26, 2014	7,104,185
EUR	7,939,788	Term Loan, 8.14%, Maturing December 26, 2014	8,677,605
	Cardinal Health 409, Inc.
	14,708,800	Term Loan, 6.01%, Maturing April 10, 2014	9,523,948
	Carestream Health, Inc.
	14,076,656	Term Loan, 5.43%, Maturing April 30, 2013	9,267,127
	Carl Zeiss Vision Holding GmbH
EUR	6,371,053	Term Loan, 7.00%, Maturing March 23, 2015	4,750,332

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	CB Diagnostics AB
	998,084	Term Loan, 5.24%, Maturing January 16, 2015	$824,667
	2,315,036	Term Loan, 5.49%, Maturing January 16, 2016	1,912,799
	Community Health Systems, Inc.
	21,495,283	Term Loan, 5.16%, Maturing July 25, 2014	17,279,521
	Concentra, Inc.
	5,925,000	Term Loan, 6.02%, Maturing June 25, 2014	3,999,375
	CRC Health Corp.
	1,842,202	Term Loan, 6.01%, Maturing February 6, 2013	1,271,119
	3,876,023	Term Loan, 6.01%, Maturing February 6, 2013	2,674,456
	Dako Equity Project Delphi
	1,568,302	Term Loan, 6.01%, Maturing June 12, 2016	823,358
EUR	3,098,534	Term Loan, 7.43%, Maturing June 12, 2016	2,191,826
	DaVita, Inc.
	14,753,556	Term Loan, 4.67%, Maturing October 5, 2012	12,856,676
	Fresenius Medical Care Holdings
	6,698,766	Term Loan, 5.00%, Maturing March 31, 2013	5,707,349
	Gambro Holding AB
	1,292,918	Term Loan, 5.62%, Maturing June 5, 2014	818,848
	1,292,918	Term Loan, 6.12%, Maturing June 5, 2015	818,848
	Hanger Orthopedic Group, Inc.
	3,309,903	Term Loan, 5.18%, Maturing May 30, 2013	2,598,274
	HCA, Inc.
	37,531,815	Term Loan, 6.01%, Maturing November 18, 2013	31,066,960
	Health Management Association, Inc.
	22,826,749	Term Loan, 5.51%, Maturing February 28, 2014	16,092,858
	HealthSouth Corp.
	6,850,671	Term Loan, 5.50%, Maturing March 10, 2013	5,692,716
	Iasis Healthcare, LLC
	158,396	Term Loan, 4.58%, Maturing March 14, 2014	128,301
	592,501	Term Loan, 5.12%, Maturing March 14, 2014	479,925
	1,712,322	Term Loan, 5.12%, Maturing March 14, 2014	1,386,981
	Ikaria Acquisition, Inc.
	1,544,830	Term Loan, 5.67%, Maturing March 28, 2013	1,467,588
	IM U.S. Holdings, LLC
	6,586,376	Term Loan, 5.16%, Maturing June 26, 2014	4,862,939
	inVentiv Health, Inc.
	7,983,938	Term Loan, 5.52%, Maturing July 6, 2014	6,227,471
	Leiner Health Products, Inc.
	820,655	Term Loan, 8.75%, Maturing May 27, 2011(5)	779,623
	LifePoint Hospitals, Inc.
	11,519,064	Term Loan, 4.44%, Maturing April 15, 2012	9,712,011
	MultiPlan Merger Corp.
	3,333,806	Term Loan, 5.63%, Maturing April 12, 2013	2,625,372
	3,739,920	Term Loan, 5.63%, Maturing April 12, 2013	2,945,187

See notes to financial statements
25

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
National Mentor Holdings, Inc.
	484,400	Term Loan, 4.94%, Maturing June 29, 2013	$409,318
	7,981,874	Term Loan, 5.77%, Maturing June 29, 2013	6,744,684
Nyco Holdings
	2,859,137	Term Loan, 6.09%, Maturing December 29, 2014	1,521,061
EUR	5,268,945	Term Loan, 7.42%, Maturing December 29, 2014	3,672,558
	2,859,137	Term Loan, 6.84%, Maturing December 29, 2015	1,521,061
EUR	5,268,945	Term Loan, 8.17%, Maturing December 29, 2015	3,672,558
Psychiatric Solutions, Inc.
	991,190	Term Loan, 4.80%, Maturing May 31, 2014	814,015
RadNet Management, Inc.
	2,446,404	Term Loan, 7.06%, Maturing November 15, 2012	1,957,123
ReAble Therapeutics Finance, LLC
	9,181,633	Term Loan, 5.76%, Maturing November 16, 2013	6,932,133
Select Medical Holding Corp.
	1,000,000	Revolving Loan, 5.30%, Maturing February 24, 2010(2)	815,000
	4,640,310	Term Loan, 4.91%, Maturing February 24, 2012	3,573,039
Sunrise Medical Holdings, Inc.
	4,256,450	Term Loan, 7.90%, Maturing May 13, 2010	3,263,846
Vanguard Health Holding Co., LLC
	10,691,766	Term Loan, 5.74%, Maturing September 23, 2011	9,128,095
Viant Holdings, Inc.
	1,829,176	Term Loan, 6.02%, Maturing June 25, 2014	1,088,360
			$242,358,856
Home Furnishings — 1.6%
Dometic Corp.
	2,790,150	Term Loan, 6.42%, Maturing December 31, 2014	$2,092,612
	1,788,692	Term Loan, 6.92%, Maturing December 31, 2014	1,341,519
	421,159	Term Loan, 6.92%, Maturing December 31, 2014	315,869
Hunter Fan Co.
	3,612,211	Term Loan, 5.31%, Maturing April 16, 2014	2,022,838
Interline Brands, Inc.
	5,852,470	Term Loan, 4.75%, Maturing June 23, 2013	4,506,402
	3,064,113	Term Loan, 4.75%, Maturing June 23, 2013	2,359,367
National Bedding Co., LLC
	10,676,721	Term Loan, 5.35%, Maturing August 31, 2011	7,073,328
	1,500,000	Term Loan - Second Lien, 8.40%, Maturing August 31, 2012	945,000
Oreck Corp.
	4,190,876	Term Loan, 5.61%, Maturing February 2, 2012(3)	1,638,633
Sanitec, Ltd. Oy
EUR	4,394,410	Term Loan, 8.38%, Maturing April 7, 2013	3,197,176
EUR	4,394,410	Term Loan, 8.88%, Maturing April 7, 2014	3,215,849

Principal Amount*		Borrower/Tranche Description	Value
Home Furnishings (continued)
Sealy Mattress Co.
	3,000,000	Revolving Loan, 4.26%, Maturing April 6, 2012(2)	$2,670,000
	6,357,539	Term Loan, 4.62%, Maturing August 25, 2012	4,831,729
Simmons Co.
	18,290,235	Term Loan, 5.44%, Maturing December 19, 2011	12,986,067
	2,500,000	Term Loan, 8.35%, Maturing February 15, 2012	443,750
			$49,640,139
Industrial Equipment — 2.3%
CEVA Group PLC U.S.
	333,571	Term Loan, 6.75%, Maturing January 4, 2014	$267,690
	39,740	Term Loan, 6.76%, Maturing January 4, 2014	31,892
EUR	646,202	Term Loan, 7.53%, Maturing January 4, 2014	660,952
EUR	1,097,324	Term Loan, 7.53%, Maturing January 4, 2014	1,122,372
EUR	1,348,618	Term Loan, 7.53%, Maturing January 4, 2014	1,379,402
EUR	1,135,787	Term Loan, 8.14%, Maturing January 4, 2014	1,161,713
EPD Holdings (Goodyear Engineering Products)
	350,477	Term Loan, 5.50%, Maturing July 13, 2014	254,096
	9,377,156	Term Loan, 5.50%, Maturing July 13, 2014	6,798,438
	2,000,000	Term Loan - Second Lien, 8.75%, Maturing July 13, 2015	1,160,000
Flowserve Corp.
	3,597,953	Term Loan, 5.31%, Maturing August 10, 2012	3,220,168
FR Brand Acquisition Corp.
	9,057,050	Term Loan, 6.00%, Maturing February 7, 2014	6,883,358
Generac Acquisition Corp.
	7,763,516	Term Loan, 6.65%, Maturing November 7, 2013	4,903,957
Gleason Corp.
	1,518,056	Term Loan, 5.22%, Maturing June 30, 2013	1,297,938
	1,940,737	Term Loan, 5.22%, Maturing June 30, 2013	1,659,330
Heating Finance PLC (Baxi)
EUR	3,253,597	Term Loan, 7.97%, Maturing December 27, 2010(2)	2,778,404
GBP	2,068,692	Term Loan, 8.42%, Maturing December 27, 2010	1,827,758
Jason, Inc.
	1,912,045	Term Loan, 5.50%, Maturing April 30, 2010	1,491,395
John Maneely Co.
	13,276,263	Term Loan, 7.66%, Maturing December 8, 2013	9,791,244
KION Group GmbH
	2,250,000	Term Loan, 5.12%, Maturing December 23, 2014	1,397,250
	2,250,000	Term Loan, 5.62%, Maturing December 23, 2015	1,397,250
Polypore, Inc.
	1,999,803	Term Loan, 0.00%, Maturing July 3, 2013(2)	1,459,856
	16,248,989	Term Loan, 5.39%, Maturing July 3, 2014	12,674,211
EUR	1,100,565	Term Loan, 6.81%, Maturing July 3, 2014	1,143,221

See notes to financial statements
26

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Industrial Equipment (continued)
TFS Acquisition Corp.
4,400,101	Term Loan, 7.26%, Maturing August 11, 2013	$4,092,094
		$68,853,989
Insurance — 1.6%
Alliant Holdings I, Inc.
7,301,250	Term Loan, 6.76%, Maturing August 21, 2014	$5,037,862
CCC Information Services Group, Inc.
4,362,620	Term Loan, 6.02%, Maturing February 10, 2013	3,511,909
Conseco, Inc.
23,269,691	Term Loan, 5.00%, Maturing October 10, 2013	15,416,170
Crump Group, Inc.
6,248,670	Term Loan, 6.71%, Maturing August 4, 2014	4,655,259
Getty Images, Inc.
9,825,000	Term Loan, 8.05%, Maturing July 2, 2015	8,945,662
Hub International Holdings, Inc.
463,115	Term Loan, 6.26%, Maturing June 13, 2014	319,550
6,472,709	Term Loan, 6.26%, Maturing June 13, 2014	4,466,170
U.S.I. Holdings Corp.
7,035,937	Term Loan, 6.52%, Maturing May 4, 2014	5,118,645
		$47,471,227
Leisure Goods / Activities / Movies — 5.7%
24 Hour Fitness Worldwide, Inc.
2,952,002	Term Loan, 6.18%, Maturing June 8, 2012	$2,199,241
AMC Entertainment, Inc.
15,520,225	Term Loan, 5.01%, Maturing January 26, 2013	11,902,073
AMF Bowling Worldwide, Inc.
2,989,488	Term Loan, 5.35%, Maturing June 8, 2013	2,316,853
Bombardier Recreational Products
13,400,000	Term Loan, 6.16%, Maturing June 28, 2013	9,279,500
Carmike Cinemas, Inc.
3,251,838	Term Loan, 6.31%, Maturing May 19, 2012	2,609,600
5,300,251	Term Loan, 6.47%, Maturing May 19, 2012	4,253,452
Cedar Fair, L.P.
4,887,501	Term Loan, 5.12%, Maturing August 31, 2011	3,592,313
3,958,686	Term Loan, 5.12%, Maturing August 30, 2012	2,909,634
Cinemark, Inc.
25,340,700	Term Loan, 4.64%, Maturing October 5, 2013	19,427,878
Dave & Buster's, Inc.
815,456	Term Loan, 6.02%, Maturing March 8, 2013	668,674
2,076,170	Term Loan, 6.02%, Maturing March 8, 2013	1,702,460

Principal Amount*		Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Deluxe Entertainment Services
	5,197,190	Term Loan, 5.67%, Maturing January 28, 2011	$4,157,752
	271,434	Term Loan, 6.01%, Maturing January 28, 2011	217,147
	501,257	Term Loan, 6.01%, Maturing January 28, 2011	401,006
DW Funding, LLC
	4,261,099	Term Loan, 5.93%, Maturing April 30, 2011	3,728,461
Easton-Bell Sports, Inc.
	7,399,927	Term Loan, 5.29%, Maturing March 16, 2012	5,864,442
Fender Musical Instruments Corp.
	4,568,800	Term Loan, 5.17%, Maturing June 9, 2014	2,855,500
	1,310,034	Term Loan, 6.02%, Maturing June 9, 2014	818,771
Mega Blocks, Inc.
	1,886,143	Term Loan, 8.75%, Maturing July 26, 2012	1,084,532
Metro-Goldwyn-Mayer Holdings, Inc.
	44,882,903	Term Loan, 7.01%, Maturing April 8, 2012	22,693,918
National CineMedia, LLC
	13,250,000	Term Loan, 4.57%, Maturing February 13, 2015	9,230,838
Odeon
EUR	1,064,322	Term Loan, 8.27%, Maturing April 2, 2015	1,017,399
GBP	623,547	Term Loan, 8.27%, Maturing April 2, 2015	764,336
EUR	1,064,322	Term Loan, 7.84%, Maturing April 2, 2016	1,017,399
GBP	623,547	Term Loan, 8.65%, Maturing April 2, 2016	764,336
Regal Cinemas Corp.
	23,105,314	Term Loan, 5.26%, Maturing November 10, 2010	17,470,182
Revolution Studios Distribution Co., LLC
	5,951,442	Term Loan, 6.87%, Maturing December 21, 2014	4,939,697
Six Flags Theme Parks, Inc.
	14,390,064	Term Loan, 5.69%, Maturing April 30, 2015	9,425,492
Southwest Sports Group, LLC
	9,500,000	Term Loan, 6.31%, Maturing December 22, 2010	7,362,500
Universal City Development Partners, Ltd.
	8,996,088	Term Loan, 6.68%, Maturing June 9, 2011	7,736,635
WMG Acquisition Corp.
	390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	328,575
	12,380,548	Term Loan, 5.06%, Maturing February 28, 2011	10,028,244
Zuffa, LLC
	2,468,750	Term Loan, 5.81%, Maturing June 20, 2016	1,542,969
			$174,311,809
Lodging and Casinos — 2.9%
Choctaw Resort Development Enterprise
	2,960,870	Term Loan, 5.51%, Maturing November 4, 2011	$2,487,130
Dionysos Leisure Entertainment
EUR	1,500,000	Term Loan, 7.03%, Maturing June 30, 2014	1,402,004
EUR	1,500,000	Term Loan, 7.40%, Maturing June 30, 2015	1,402,004

See notes to financial statements
27

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Full Moon Holdco 3 Ltd.
GBP	1,500,000	Term Loan, 8.38%, Maturing November 20, 2014	$1,732,063
GBP	1,500,000	Term Loan, 8.88%, Maturing November 20, 2015	1,732,063
Gala Electric Casinos, Ltd.
GBP	5,000,000	Term Loan, 5.98%, Maturing December 12, 2012(2)	4,439,126
GBP	6,566,970	Term Loan, 7.83%, Maturing December 12, 2013	5,793,490
GBP	5,690,605	Term Loan, 8.33%, Maturing December 12, 2014	5,020,347
Green Valley Ranch Gaming, LLC
	7,035,660	Term Loan, 5.00%, Maturing February 16, 2014	3,517,830
Harrah's Operating Co.
	2,985,000	Term Loan, 6.45%, Maturing January 28, 2015	2,048,991
	2,985,000	Term Loan, 6.54%, Maturing January 28, 2015	2,054,259
Herbst Gaming, Inc.
	6,244,796	Term Loan, 10.50%, Maturing December 2, 2011	3,465,862
	2,482,768	Term Loan, 10.50%, Maturing December 2, 2011	1,377,936
Isle of Capri Casinos, Inc.
	4,853,450	Term Loan, 5.51%, Maturing November 30, 2013	3,292,255
	141,577	Term Loan, 5.51%, Maturing November 30, 2013	96,036
	3,402,879	Term Loan, 5.51%, Maturing November 30, 2013	2,308,285
LodgeNet Entertainment Corp.
	5,753,703	Term Loan, 5.77%, Maturing April 4, 2014	3,365,916
New World Gaming Partners, Ltd.
	9,697,552	Term Loan, 6.26%, Maturing June 30, 2014	4,848,776
	954,167	Term Loan, 6.55%, Maturing June 30, 2014	477,083
Penn National Gaming, Inc.
	13,768,775	Term Loan, 5.01%, Maturing October 3, 2012	11,512,224
Scandic Hotels
EUR	1,724,568	Term Loan, 6.80%, Maturing April 25, 2015	1,512,989
EUR	1,724,568	Term Loan, 7.30%, Maturing April 25, 2016	1,512,989
Venetian Casino Resort/Las Vegas Sands Inc.
	23,041,667	Term Loan, 5.52%, Maturing May 23, 2014	13,254,719
	8,984,150	Term Loan, 5.52%, Maturing May 14, 2014	5,168,132
VML US Finance, LLC
	3,333,333	Term Loan, 6.02%, Maturing May 25, 2012	2,141,667
	2,000,000	Term Loan, 6.02%, Maturing May 25, 2013	1,285,000
			$87,249,176
Nonferrous Metals / Minerals — 0.9%
Compass Minerals Group, Inc.
	1,286,731	Term Loan, 5.28%, Maturing December 22, 2012	$1,169,317
Euramax International, Inc.
	1,408,661	Term Loan, 8.00%, Maturing June 28, 2012	727,809
GBP	894,902	Term Loan, 10.60%, Maturing June 29, 2012	720,105

	Principal Amount*	Borrower/Tranche Description	Value
	Nonferrous Metals / Minerals (continued)
	Murray Energy Corp.
	7,599,536	Term Loan, 6.94%, Maturing January 28, 2010	$6,611,597
	Noranda Aluminum Acquisition
	1,955,586	Term Loan, 4.81%, Maturing May 18, 2014	1,564,469
	Novelis, Inc.
	2,014,321	Term Loan, 5.77%, Maturing June 28, 2014	1,438,225
	4,431,505	Term Loan, 5.77%, Maturing June 28, 2014	3,164,095
	Oxbow Carbon and Mineral Holdings
	1,361,188	Term Loan, 5.76%, Maturing May 8, 2014	986,861
	15,204,484	Term Loan, 5.76%, Maturing May 8, 2014	11,023,251
	Tube City IMS Corp.
	1,317,770	Term Loan, 5.76%, Maturing January 25, 2014	905,967
	162,162	Term Loan, 5.76%, Maturing January 25, 2014	111,486
			$28,423,182
	Oil and Gas — 1.5%
	Atlas Pipeline Partners, L.P.
	4,960,000	Term Loan, 5.68%, Maturing July 20, 2014	$4,079,600
	Citgo Petroleum Corp.
	4,815,195	Term Loan, 3.39%, Maturing November 15, 2012	3,599,358
	Dresser, Inc.
	6,094,561	Term Loan, 5.07%, Maturing May 4, 2014	4,435,701
	Dynegy Holdings, Inc.
	26,178,793	Term Loan, 4.62%, Maturing April 2, 2013	19,394,113
	1,281,362	Term Loan, 4.62%, Maturing April 2, 2013	949,275
	Enterprise GP Holdings, L.P.
	2,400,000	Term Loan, 6.68%, Maturing October 31, 2014	2,028,000
	Hercules Offshore, Inc.
	3,268,551	Term Loan, 5.64%, Maturing July 6, 2013	2,230,786
	Targa Resources, Inc.
	5,547,335	Term Loan, 5.14%, Maturing October 31, 2012	4,238,164
	4,983,805	Term Loan, 5.97%, Maturing October 31, 2012	3,807,627
			$44,762,624
	Publishing — 8.6%
	American Media Operations, Inc.
	19,538,711	Term Loan, 7.56%, Maturing January 31, 2013	$13,139,783
	Aster Zweite Beteiligungs GmbH
	6,825,000	Term Loan, 6.13%, Maturing September 27, 2013	4,282,687
EUR	708,499	Term Loan, 7.54%, Maturing September 27, 2013	573,416
	Black Press US Partnership
	917,429	Term Loan, 4.81%, Maturing August 2, 2013	600,916
	1,511,059	Term Loan, 4.81%, Maturing August 2, 2013	989,744

See notes to financial statements
28

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	CanWest MediaWorks, Ltd.
	7,307,500	Term Loan, 4.81%, Maturing July 10, 2014	$5,224,862
	Dex Media West, LLC
	6,355,000	Term Loan, 7.54%, Maturing October 24, 2014	3,539,735
	GateHouse Media Operating, Inc.
	13,275,000	Term Loan, 4.81%, Maturing August 28, 2014	3,274,504
	1,825,000	Term Loan, 4.98%, Maturing August 28, 2014	450,167
	7,750,000	Term Loan, 5.07%, Maturing August 28, 2014	3,584,375
	Hanley-Wood, LLC
	7,443,750	Term Loan, 5.28%, Maturing March 8, 2014	3,963,797
	Idearc, Inc.
	42,971,296	Term Loan, 5.74%, Maturing November 17, 2014	18,549,291
	Josten's Corp.
	2,000,000	Revolving Loan, 3.51%, Maturing October 4, 2009(2)	1,920,000
	Local Insight Regatta Holdings, Inc.
	1,745,625	Term Loan, 7.77%, Maturing April 23, 2015	1,443,051
	MediaNews Group, Inc.
	7,349,213	Term Loan, 5.82%, Maturing August 25, 2010	4,042,067
	3,351,985	Term Loan, 7.07%, Maturing August 2, 2013	1,759,792
	Mediannuaire Holding
EUR	7,000,000	Term Loan, 6.62%, Maturing October 24, 2013	4,868,778
EUR	1,937,631	Term Loan, 7.38%, Maturing October 10, 2014	1,101,033
EUR	1,937,631	Term Loan, 7.88%, Maturing October 10, 2015	1,101,033
	Merrill Communications, LLC
	10,274,457	Term Loan, 5.98%, Maturing February 9, 2009	6,678,397
	Nebraska Book Co., Inc.
	8,955,347	Term Loan, 6.38%, Maturing March 4, 2011	6,537,403
	Nelson Education, Ltd.
	297,000	Term Loan, 6.26%, Maturing July 5, 2014	245,025
	Newspaper Holdings, Inc.
	20,650,000	Term Loan, 4.38%, Maturing July 24, 2014	14,455,000
	Nielsen Finance, LLC
	35,008,125	Term Loan, 4.80%, Maturing August 9, 2013	25,520,923
	Philadelphia Newspapers, LLC
	5,002,642	Term Loan, 7.25%, Maturing June 29, 2013	1,500,793
	R.H. Donnelley Corp.
	27,246,954	Term Loan, 6.85%, Maturing June 30, 2010	17,307,483
	6,330,158	Term Loan, 6.76%, Maturing June 30, 2011	4,138,341
	Reader's Digest Association, Inc. (The)
	8,000,000	Revolving Loan, 4.50%, Maturing March 2, 2013(2)	4,840,000
	36,412,932	Term Loan, 5.23%, Maturing March 2, 2014	18,570,595
	Seat Pagine Gialle SpA
EUR	6,526,833	Term Loan, 4.61%, Maturing May 25, 2012	5,690,043
	SGS International, Inc.
	980,959	Term Loan, 6.27%, Maturing December 30, 2011	721,005
	1,108,751	Term Loan, 6.27%, Maturing December 30, 2011	814,932

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Source Interlink Companies, Inc.
	4,974,811	Term Loan, 6.47%, Maturing August 1, 2014	$3,357,997
Source Media, Inc.
	10,428,574	Term Loan, 8.77%, Maturing November 8, 2011	7,039,287
Springer Science+Business Media
	1,408,469	Term Loan, 5.13%, Maturing May 5, 2010	1,197,198
	8,560	Term Loan, 6.14%, Maturing May 5, 2011	6,013
	1,759,273	Term Loan, 6.51%, Maturing May 5, 2012	1,235,889
	1,508,560	Term Loan, 6.51%, Maturing May 5, 2012	1,059,763
Star Tribune Co. (The)
	8,196,250	Term Loan, 5.05%, Maturing March 5, 2014(5)	2,602,309
Thomas Nelson, Inc.
	1,595,047	Term Loan, 5.75%, Maturing June 12, 2012	1,284,013
TL Acquisitions, Inc.
	2,969,500	Term Loan, 5.62%, Maturing July 5, 2014	2,228,776
Trader Media Corp.
GBP	17,310,500	Term Loan, 8.26%, Maturing March 23, 2015	14,416,853
Tribune Co.
	4,790,857	Term Loan, 7.08%, Maturing May 17, 2009	3,770,405
	14,924,623	Term Loan, 6.00%, Maturing May 17, 2014	5,522,111
	8,553,067	Term Loan, 6.00%, Maturing May 17, 2014	3,840,327
World Directories Acquisition
EUR	8,776,758	Term Loan, 6.72%, Maturing May 31, 2014	6,823,715
Xsys, Inc.
	7,701,575	Term Loan, 6.13%, Maturing September 27, 2013	4,832,738
EUR	2,750,000	Term Loan, 7.54%, Maturing September 27, 2013	2,225,683
EUR	791,501	Term Loan, 7.54%, Maturing September 27, 2013	640,593
	7,866,565	Term Loan, 6.13%, Maturing September 27, 2014	4,936,269
EUR	2,750,000	Term Loan, 7.54%, Maturing September 27, 2014	2,225,683
EUR	1,000,000	Term Loan - Second Lien, 9.37%, Maturing September 27, 2015	414,229
Yell Group, PLC
	19,025,000	Term Loan, 6.12%, Maturing February 10, 2013	13,127,250
			$264,216,072
Radio and Television — 5.1%
Block Communications, Inc.
	6,909,637	Term Loan, 5.27%, Maturing December 22, 2011	$5,562,258
Citadel Broadcasting Corp.
	32,925,000	Term Loan, 5.07%, Maturing June 12, 2014	17,944,125
CMP Susquehanna Corp.
	2,000,000	Term Loan, 5.06%, Maturing May 5, 2011(2)	1,510,000
	10,173,184	Term Loan, 5.17%, Maturing May 5, 2013	4,577,933
Cumulus Media, Inc.
	14,268,940	Term Loan, 4.76%, Maturing June 11, 2014	8,311,658

See notes to financial statements
29

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	Discovery Communications, Inc.
	6,462,938	Term Loan, 5.76%, Maturing April 30, 2014	$5,357,776
	Emmis Operating Co.
	6,027,289	Term Loan, 5.54%, Maturing November 2, 2013	3,465,691
	Entravision Communications Corp.
	897,560	Term Loan, 6.38%, Maturing September 29, 2013	616,325
	Gray Television, Inc.
	8,700,058	Term Loan, 5.04%, Maturing January 19, 2015	4,959,033
	HIT Entertainment, Inc.
	1,445,882	Term Loan, 4.80%, Maturing March 20, 2012	903,676
	Local TV Finance, LLC
	1,975,000	Term Loan, 4.87%, Maturing May 7, 2013	1,194,875
	NEP II, Inc.
	5,313,997	Term Loan, 6.01%, Maturing February 16, 2014	3,905,788
	Nexstar Broadcasting, Inc.
	10,874,645	Term Loan, 5.51%, Maturing October 1, 2012	7,557,878
	8,310,941	Term Loan, 5.51%, Maturing October 1, 2012	5,776,104
	NextMedia Operating, Inc.
	690,164	Term Loan, 7.26%, Maturing November 15, 2012	472,762
	307,803	Term Loan, 8.28%, Maturing November 15, 2012	210,845
	PanAmSat Corp.
	6,420,136	Term Loan, 6.65%, Maturing January 3, 2014	5,328,713
	6,418,195	Term Loan, 6.65%, Maturing January 3, 2014	5,327,102
	6,418,195	Term Loan, 6.65%, Maturing January 3, 2014	5,327,102
	Paxson Communications Corp.
	14,925,000	Term Loan, 8.00%, Maturing January 15, 2012	8,283,375
	Raycom TV Broadcasting, LLC
	8,333,373	Term Loan, 3.69%, Maturing June 25, 2014	6,875,032
	Spanish Broadcasting System, Inc.
	11,785,273	Term Loan, 5.52%, Maturing June 10, 2012	5,465,420
	Tyrol Acquisition 2 SAS
EUR	6,300,000	Term Loan, 6.50%, Maturing January 19, 2015	4,898,096
EUR	6,300,000	Term Loan, 7.40%, Maturing January 19, 2016	4,898,096
	Univision Communications, Inc.
	6,219,313	Term Loan - Second Lien, 5.50%, Maturing March 29, 2009	5,457,447
	45,733,221	Term Loan, 5.25%, Maturing September 29, 2014	24,856,006
	Young Broadcasting, Inc.
	8,305,988	Term Loan, 6.30%, Maturing November 3, 2012	5,492,334
	975,000	Term Loan, 6.56%, Maturing November 3, 2012	644,719
			$155,180,169
	Rail Industries — 0.4%
	Kansas City Southern Railway Co.
	7,916,324	Term Loan, 5.21%, Maturing April 26, 2013	$6,847,620
	1,975,000	Term Loan, 5.06%, Maturing April 28, 2013	1,678,750

Principal Amount*		Borrower/Tranche Description	Value
Rail Industries (continued)
Rail America, Inc.
	243,200	Term Loan, 7.88%, Maturing August 14, 2009	$217,664
	3,756,800	Term Loan, 7.88%, Maturing August 13, 2010	3,362,336
			$12,106,370
Retailers (Except Food and Drug) — 2.1%
American Achievement Corp.
	4,418,922	Term Loan, 5.07%, Maturing March 25, 2011	$3,977,029
Amscan Holdings, Inc.
	4,407,875	Term Loan, 5.41%, Maturing May 25, 2013	3,305,906
Claire's Stores, Inc.
	5,996,762	Term Loan, 5.85%, Maturing May 24, 2014	2,975,893
Cumberland Farms, Inc.
	2,872,976	Term Loan, 5.26%, Maturing September 29, 2013	2,370,205
Harbor Freight Tools USA, Inc.
	7,972,206	Term Loan, 5.43%, Maturing July 15, 2010	5,739,989
Josten's Corp.
	5,046,422	Term Loan, 5.17%, Maturing October 4, 2011	4,207,454
Mapco Express, Inc.
	3,209,939	Term Loan, 5.93%, Maturing April 28, 2011	2,006,212
Neiman Marcus Group, Inc.
	1,742,467	Term Loan, 4.57%, Maturing April 5, 2013	1,324,820
Orbitz Worldwide, Inc.
	9,657,475	Term Loan, 6.39%, Maturing July 25, 2014	6,204,928
Oriental Trading Co., Inc.
	2,000,000	Term Loan - Second Lien, 9.12%, Maturing January 31, 2013	833,334
	13,291,547	Term Loan, 5.25%, Maturing July 31, 2013	8,157,687
Rent-A-Center, Inc.
	5,877,295	Term Loan, 4.95%, Maturing November 15, 2012	4,760,609
Rover Acquisition Corp.
	1,960,050	Term Loan, 5.74%, Maturing October 26, 2013	1,475,918
Savers, Inc.
	2,775,838	Term Loan, 5.75%, Maturing August 11, 2012	2,192,912
	3,036,743	Term Loan, 5.75%, Maturing August 11, 2012	2,399,027
The Yankee Candle Company, Inc.
	6,171,985	Term Loan, 5.76%, Maturing February 6, 2014	4,166,090
Vivarte
EUR	5,688,988	Term Loan, 7.20%, Maturing May 29, 2015	3,159,319
EUR	247,396	Term Loan, 7.20%, Maturing May 29, 2015	137,389
EUR	63,616	Term Loan, 7.20%, Maturing May 29, 2015	35,329
EUR	5,688,988	Term Loan, 7.70%, Maturing May 29, 2016	3,159,319
EUR	247,396	Term Loan, 7.70%, Maturing May 29, 2016	137,389
EUR	63,616	Term Loan, 7.70%, Maturing May 29, 2016	35,328
			$62,762,086

See notes to financial statements
30

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Steel — 0.1%
	Algoma Acquisition Corp.
	2,313,070	Term Loan, 6.00%, Maturing June 20, 2013	$1,873,586
			$1,873,586
	Surface Transport — 0.4%
	Delphi Acquisition Holding, Inc.
	282,788	Term Loan, 5.05%, Maturing April 10, 2015	$173,915
	1,183,488	Term Loan, 6.01%, Maturing April 10, 2015	727,845
	1,466,276	Term Loan, 6.64%, Maturing April 10, 2016	901,760
	Ozburn-Hessey Holding Co., LLC
	3,877,326	Term Loan, 6.61%, Maturing August 9, 2012	3,470,207
	Swift Transportation Co., Inc.
	6,000,000	Term Loan, 4.09%, Maturing May 10, 2012	3,829,998
	8,084,884	Term Loan, 6.06%, Maturing May 10, 2014	4,689,233
			$13,792,958
	Telecommunications — 3.6%
	Alaska Communications Systems Holdings, Inc.
	2,612,663	Term Loan, 5.51%, Maturing February 1, 2012	$2,138,029
	8,111,697	Term Loan, 5.51%, Maturing February 1, 2012	6,638,070
	Alltell Communication
	6,964,824	Term Loan, 5.32%, Maturing May 16, 2014	6,647,925
	7,766,500	Term Loan, 5.50%, Maturing May 16, 2015	7,434,001
	Asurion Corp.
	16,000,000	Term Loan, 6.06%, Maturing July 13, 2012	11,973,328
	2,000,000	Term Loan - Second Lien, 10.84%, Maturing January 13, 2013	1,346,666
	BCM Luxembourg, Ltd.
EUR	2,500,000	Term Loan, 6.38%, Maturing September 30, 2014	2,032,200
EUR	2,500,000	Term Loan, 6.63%, Maturing September 30, 2015	2,032,200
	Cellular South, Inc.
	2,981,250	Term Loan, 4.75%, Maturing May 29, 2014	2,519,156
	6,852,003	Term Loan, 5.08%, Maturing May 29, 2014	5,789,943
	Centennial Cellular Operating Co., LLC
	4,500,000	Revolving Loan, 0.00%, Maturing February 9, 2010(2)	3,982,500
	9,147,788	Term Loan, 5.64%, Maturing February 9, 2011	7,867,097
	CommScope, Inc.
	12,293,609	Term Loan, 6.10%, Maturing November 19, 2014	9,466,079
	FairPoint Communications, Inc.
	4,100,000	Term Loan, 5.75%, Maturing March 31, 2015	2,895,625
	Intelsat Subsidiary Holding Co.
	7,656,094	Term Loan, 6.65%, Maturing July 3, 2013	6,344,988

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	IPC Systems, Inc.
	9,134,375	Term Loan, 6.01%, Maturing May 31, 2014	$4,727,039
GBP	3,413,946	Term Loan, 8.56%, Maturing May 31, 2014	2,747,117
	Macquarie UK Broadcast Ventures, Ltd.
GBP	6,867,100	Term Loan, 7.67%, Maturing December 26, 2014	8,661,665
	NTelos, Inc.
	5,835,022	Term Loan, 5.37%, Maturing August 24, 2011	5,022,980
	Palm, Inc.
	5,791,500	Term Loan, 7.27%, Maturing April 24, 2014	3,243,240
	Telesat Canada, Inc.
	4,640,019	Term Loan, 6.34%, Maturing October 22, 2014	3,553,480
	398,514	Term Loan, 6.59%, Maturing October 22, 2014	305,195
	Windstream Corp.
	4,333,187	Term Loan, 6.05%, Maturing July 17, 2013	3,787,747
			$111,156,270
	Utilities — 1.7%
	AEI Finance Holding, LLC
	1,604,820	Revolving Loan, 6.76%, Maturing March 30, 2012	$1,067,205
	10,429,675	Term Loan, 6.76%, Maturing March 30, 2014	6,935,734
	BRSP, LLC
	13,750,825	Term Loan, 5.86%, Maturing July 13, 2009	9,823,590
	Covanta Energy Corp.
	2,909,601	Term Loan, 3.95%, Maturing February 9, 2014	2,424,667
	4,831,525	Term Loan, 4.63%, Maturing February 9, 2014	4,026,269
	NRG Energy, Inc.
	8,553,146	Term Loan, 5.26%, Maturing June 1, 2014	7,448,362
	17,415,269	Term Loan, 5.26%, Maturing June 1, 2014	15,165,791
	NSG Holdings, LLC
	202,483	Term Loan, 4.32%, Maturing June 15, 2014	157,937
	1,474,705	Term Loan, 4.32%, Maturing June 15, 2014	1,150,270
	TXU Texas Competitive Electric Holdings Co., LLC
	4,261,750	Term Loan, 6.44%, Maturing October 10, 2014	3,327,361
	1,286,788	Term Loan, 6.66%, Maturing October 10, 2014	1,009,413
			$52,536,599
Total Senior Floating-Rate Interests (identified cost $4,393,174,631)			$3,064,536,920

See notes to financial statements
31

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Corporate Bonds & Notes — 0.3%
Principal Amount (000's omitted)	Security	Value
Commercial Services — 0.0%
Environmental Systems Products, Inc., Junior Notes (PIK)
$1,346	18.00%, 3/31/15(3)	$107,680
		$107,680
Electronics / Electrical — 0.1%
NXP BV/NXP Funding, LLC, Variable Rate
$6,300	7.503%, 10/15/13	$2,795,625
		$2,795,625
Radio and Television — 0.1%
Paxson Communications Corp., Variable Rate
$3,000	8.003%, 1/15/12(6)	$1,665,000
		$1,665,000
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
$5,850	6.069%, 6/15/13	$4,270,500
		$4,270,500
Total Corporate Bonds & Notes (identified cost $15,169,200)		$8,838,505
Common Stocks — 0.0%
Shares	Security	Value
Automotive — 0.0%
105,145	Hayes Lemmerz International(8)	$139,843
		$139,843
Commercial Services — 0.0%
2,484	Environmental Systems Products Holdings, Inc.(3)(8)(9)	$0
		$0
Total Common Stocks (identified cost $1,051,450)		$139,843

Asset Backed Securities — 0.3%
Principal Amount (000's omitted)	Security	Value
Alzette European CLO SA, Series 2004-1A, Class E2,
$955	11.86%, 12/15/20(6)(7)	$675,576
Assemblies of God Financial Real Estate, Series 2004-1A, Class A,
4,234	4.954%, 6/15/29(6)(7)	3,673,526
Avalon Capital Ltd. 3, Series 1A, Class D,
1,140	4.761%, 2/24/19(6)(7)	446,082
Babson Ltd., Series 2005-1A, Class C1,
1,500	6.703%, 4/15/19(6)(7)	516,300
Bryant Park CDO Ltd., Series 2005-1A, Class C,
1,500	6.803%, 1/15/19(6)(7)	540,300
Carlyle High Yield Partners, Series 2004-6A, Class C,
1,500	5.253%, 8/11/16(6)(7)	614,400
Centurion CDO 8 Ltd., Series 2005-8A, Class D,
1,000	8.315%, 3/8/17(7)	438,500
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D,
2,000	6.769%, 1/15/18(6)(7)	693,800
Total Asset Backed Securities (identified cost $13,771,129)		$7,598,484
Preferred Stocks — 0.0%
Shares	Security	Value
Automotive — 0.0%
350	Hayes Lemmerz International(8)(9)	$2,593
		$2,593
Commercial Services — 0.0%
1,138	Environmental Systems Products Holdings, Series A(3)(8)(9)	$26,140
		$26,140
Total Preferred Stocks (identified cost $37,415)		$28,733
Closed-End Investment Companies — 0.0%
Shares	Security	Value
4,000	Pioneer Floating Rate Trust	$37,440
Total Closed-End Investment Companies (identified cost $72,148)		$37,440

See notes to financial statements
32

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 2.9%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(10)	$89,685	$89,684,741
Total Short-Term Investments (identified cost $89,684,741)		$89,684,741
Total Investments — 103.8% (identified cost $4,512,961,904)		$3,170,864,966
Less Unfunded Loan Commitments — (2.1)%		$(64,511,676)
Net Investments — 101.6% (identified cost $4,448,449,038)		$3,106,353,290
Other Assets, Less Liabilities — (1.6)%		$(50,142,942)
Net Assets — 100.0%		$3,056,210,348

DIP - Debtor in Possession

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  This Senior Loan will settle after October 31, 2008, at which time the interest rate will be determined.

(5)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $8,824,984 or 0.3% of the Portfolio's net assets.

(7)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(8)  Non-income producing security.

(9)  Restricted security.

(10)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
33

Floating Rate Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $4,358,764,297)	$3,016,668,549
Affiliated investment, at value (identified cost, $89,684,741)	89,684,741
Cash	6,680,852
Foreign currency, at value (identified cost, $427,630)	422,266
Receivable for investments sold	12,925,104
Dividends and interest receivable	26,264,772
Interest receivable from affiliated investment	59,234
Receivable for open forward foreign currency contracts	5,655,728
Receivable for closed swap contracts	29,078
Other assets	460,063
Total assets	$3,158,850,387
Liabilities
Demand note payable	$95,000,000
Payable for investments purchased	5,635,000
Payable to affiliate for investment adviser fee	1,486,533
Payable to affiliate for Trustees' fees	4,208
Accrued expenses	514,298
Total liabilities	$102,640,039
Net Assets applicable to investors' interest in Portfolio	$3,056,210,348
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$4,390,444,310
Net unrealized depreciation (computed on the basis of identified cost)	(1,334,233,962)
Total	$3,056,210,348

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest	$330,634,108
Dividends	8,326
Interest income allocated from affiliated investment	1,994,996
Expenses allocated from affiliated investment	(290,973)
Total investment income	$332,346,457
Expenses
Investment adviser fee	$23,832,329
Trustees' fees and expenses	42,363
Legal and accounting services	855,248
Custodian fee	601,363
Interest expense	6,467,294
Miscellaneous	267,400
Total expenses	$32,065,997
Deduct — Reduction of custodian fee	$41,071
Total expense reductions	$41,071
Net expenses	$32,024,926
Net investment income	$300,321,531
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(117,374,984)
Swap contracts	557,608
Foreign currency and forward foreign currency exchange contract transactions	56,156,256
Net realized loss	$(60,661,120)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(1,244,749,851)
Swap contracts	(1,169,695)
Foreign currency and forward foreign currency exchange contracts	12,061,061
Net change in unrealized appreciation (depreciation)	$(1,233,858,485)
Net realized and unrealized loss	$(1,294,519,605)
Net decrease in net assets from operations	$(994,198,074)

See notes to financial statements
34

Floating Rate Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$300,321,531	$532,790,844
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(60,661,120)	(77,108,718)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(1,233,858,485)	(134,160,493)
Net increase (decrease) in net assets from operations	$(994,198,074)	$321,521,633
Capital transactions — Contributions	$1,218,146,557	$3,205,618,648
Withdrawals	(4,019,337,678)	(4,106,033,877)
Net decrease in net assets from capital transactions	$(2,801,191,121)	$(900,415,229)
Net decrease in net assets	$(3,795,389,195)	$(578,893,596)
Net Assets
At beginning of year	$6,851,599,543	$7,430,493,139
At end of year	$3,056,210,348	$6,851,599,543

See notes to financial statements
35

Floating Rate Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007	2006	2005	2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.70%	0.58%	0.54%	0.54%	0.56%
Net investment income	6.50%	6.94%	6.44%	4.68%	3.27%
Portfolio Turnover	7%	61%	50%	57%	67%
Total Return	(22.24)%	4.62%	6.36%	4.77%	3.93%
Net assets, end of year (000's omitted)	$3,056,210	$6,851,600	$7,430,493	$6,506,058	$5,389,638

(1)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
36

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Diversified Income Fund, and Eaton Vance Low Duration Fund held an interest of 65.0%, 16.2%, 13.0%, 3.0%, and 0.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Debt obligations, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Credit default swaps are generally valued by a broker-dealer (usually the counterparty for the agreement). Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR),

37

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the

38

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.575% of the Portfolio's average daily net assets up $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $24,109,418 of which $277,089 was allocated from Cash Management and $23,832,329 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.52% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $305,846,387 and $2,799,603,561, respectively, for the year ended October 31, 2008.

39

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,448,683,412
Gross unrealized appreciation	$298,177
Gross unrealized depreciation	(1,342,628,299)
Net unrealized depreciation	$(1,342,330,122)

The net unrealized appreciation on foreign currency and forward foreign currency exchange contracts on a federal tax basis was $2,206,058.

5  Restricted Securities

At October 31, 2008, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost		Value
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$0
Environmental Systems Products Holdings Preferred, Series A	10/25/07	1,138	19,915		26,140
Hayes Lemmerz International	6/23/03	350	17,500		2,593
Total Restricted Securities			$37,415		$28,733

(1)  Less than $0.50.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In exchange for	Net Unrealized Appreciation
11/28/2008	British Pound Sterling 51,166,298	United States Dollar 83,747,462	$1,525,778
11/28/2008	Euro 177,086,674	United States Dollar 229,348,494	3,852,330
11/28/2008	Swiss Franc 12,331,250	United States Dollar 10,914,059	277,620
			$5,655,728

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $1 billion ($1.5 billion prior to March 24, 2008) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.07% prior to March 24, 2008) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At October 31, 2008, the Portfolio had a balance outstanding pursuant to this line of credit of $95,000,000 at an interest rate of 3.59%. Average borrowings and the average interest rate for the year ended October 31, 2008 were $140,669,399 and 4.16%, respectively.

40

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign stock markets, broker-dealers and issuers than in the United States.

9  Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

10  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

41

Floating Rate Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2008, by correspondence with the custodian, brokers, and selling agent banks; where replies were not received from brokers and selling agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

42

Eaton Vance Floating-Rate Fund
Floating Rate Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Floating-Rate Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	247,222,776	3,199,018
Thomas E. Faust Jr.	247,241,623	3,180,172
Allen R. Freedman	247,175,395	3,246,400
William H. Park	247,201,150	3,220,645
Ronald A. Pearlman	247,180,461	3,241,334
Helen Frame Peters	247,190,029	3,231,766
Heidi L. Steiger	247,194,566	3,227,229
Lynn A. Stout	247,209,562	3,212,233
Ralph F. Verni	247,141,045	3,280,750

Each nominee was also elected a Trustee of the Floating Rate Portfolio.

Floating Rate Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	97%	1%
Thomas E. Faust Jr.	97%	1%
Allen R. Freedman	97%	1%
William H. Park	97%	1%
Ronald A. Pearlman	97%	1%
Helen Frame Peters	97%	1%
Heidi L. Steiger	97%	1%
Lynn A. Stout	97%	1%
Ralph F. Verni	97%	1%

Results are rounded to the nearest whole number.

43

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

44

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Floating Rate Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Floating-Rate Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the experience and abilities of such personnel in analyzing factors such as the special considerations relevant to investing in senior floating-rate loans. Specifically, the Board noted the experience of the Adviser's large group of bank loan investment professionals and other personnel who provide services to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

45

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

46

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003), Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

47

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

48

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Scott H. Page 11/30/59	President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EMV or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

49

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Investment Adviser of Floating Rate Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Floating-Rate Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1044-12/08  FRSRC

Annual Report October 31, 2008

EATON VANCE
FLOATING-RATE
& HIGH INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Thomas J. Huggins, CFA
Co-Portfolio Manager

Economic and Market Conditions

•    During the year ended October 31, 2008, all credit markets experienced unprecedented volatility, and the bank loan market and high-yield bond market were no exception. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which in turn, caused the world economy to slip into recession. The year was a rollercoaster for the credit markets and for the Fund. The total return for the S&P/LSTA Leveraged Loan Index (the Index) through the first nine months of the Fund’s fiscal year was -2.91%, disappointing, but, given the environment, not especially bad compared to other markets. However, September brought a series of events that rattled the markets more deeply: the bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, Inc. and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. In the Fund’s fiscal fourth quarter, the Index declined -18.66%, by far its worst quarterly showing ever. The average loan price in the Fund was 70.3% of par at October 31, 2008. Although statistics vary with respect to recovery rates of loans in default, the historical rate has been approximately 70% of par. As such, bank loan prices at year-end were approaching levels that implied near universal default. At year-end, 1.7% of the Fund was in default versus 2.0% for the Index.

•    While there is little doubt that a recession would bring higher default rates, it is difficult to reconcile recent trading levels with market fundamentals. A range of credit statistics and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with historical patterns. Despite this, bank loans traded below historical recovery levels, thus implying a near 100% default rate. The most compelling, albeit obvious, explanation for the market’s depressed trading level was that there were more sellers of bank loans than buyers. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. Some selling was voluntary, as redemptions from mutual funds were significant throughout the year. In addition, many hard-pressed banks and investment banks that typically make markets in bank loans were hesitant to own loans, making trading more volatile. Later in the period, there were signs that many institutional investors were attracted to the asset class by record low loan prices. However, selling outweighed buying, pushing loan prices lower.

•    During the year ended October 31, 2008, the high-yield bond market suffered large losses, reflecting the breakdown of the credit markets. Toxic subprime loans, mortgage defaults, bank failures and excessive leverage in the financial system took a toll on consumer and investor confidence and dragged the economy into recession. Early in the year, the high-yield market was additionally impacted by a large inventory of unsold bondds issued to finance pending mergers and by a

Eaton Vance Floating-Rate & High Income Fund

Total Return Performance 10/31/07 - 10/31/08

Advisers Class(1)	-23.29%
Class A(1)	-23.31%
Class B(1)	-23.84%
Class C(1)	-23.84%
Class I(1)	-23.06%
S&P/LSTA Leveraged Loan Index(2)	-21.02%

Please refer to page 3 for additional performance information.

(1)

These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. Advisers Class and Class I shares are offered to certain investors at net asset value.

(2)

It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

growing risk-aversion among fixed-income investors. The market staged a spirited-but-brief rally in March and April 2008, as the Federal Reserve injected liquidity following the Bear Stearns failure. However, as the dimensions of the global credit crisis became increasingly apparent, the market began a dramatic sell-off. Forced liquidation of bank loans by hedge funds and structured investment vehicles accelerated the process of de-leveraging across the credit markets. The selling pressure was such that liquidity was sharply lower for higher-quality bonds, and all but disappeared for lower-quality bonds. The market decline was most severe in October, declining 16.3% in that month alone, the worst month in the history of the high-yield market. High-yield spreads at October 31, 2008 were around 1,600 basis points (16.00%) – 50% higher than the peak spreads in the previous two recessions.

•    A further measure of the sell-off was the high-yield bond distress ratio – the percentage of the market trading at a spread of 1,000 basis points (10.00%) or more. In October 2008, that figure rose to more than 65% of the market, significantly higher than the previous record of 40% in 2002. By October 31, the market appeared to have discounted a default rate in the mid-teens range, well above historical norms for recessions.

Management Discussion

•    The Fund’s(1) investment objective is to provide a high level of current income. The Fund currently seeks its objective by investing at least 65% of its total assets in Floating Rate Portfolio and not more than 20% of its total assets in High Income Opportunities Portfolio. The Portfolios are registered investment companies managed by Eaton Vance or its affiliates. Management of Floating Rate Portfolio seeks to invest in a portfolio of senior floating-rate loans that it believes will be less volatile over time than the general loan market. At October 31, 2008, the Fund had 9.8% of its net assets in High Income Opportunities Portfolio.

•    Floating Rate Portfolio’s floating-rate loan investments included 446 borrowers at October 31, 2008, with an average loan size of 0.22% of total investments, and no industry constituting more than 9% of total investments. Publishing, healthcare, business equipment and services, cable and satellite television, and chemicals and plastics were the top industry weightings. The Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•    Floating Rate Portfolio had a 14% exposure to European loans at October 31, 2008. While the Portfolio’s involvement in the European leveraged loan market represented further opportunity for diversification, this market was affected slightly more than the U.S. market by the recent credit market turmoil. However, defaults and credit losses in the European loan market remained minimal.

•    The Fund’s relative underperformance of its benchmark during the year was due primarily to its modest exposure to the European leverage loan market and to high-yield bonds.

•    High Income Opportunities Portfolio’s performance was negatively impacted by its lower allocation in BB-rated bonds relative to the Index, as BB-rated issues outperformed in the difficult market environment. Consumer-discretionary holdings were a drag on performance. For example, an overweighting in gaming bonds fared poorly, as investors feared the consequences of a cutback in leisure and travel spending. Cyclical areas such as paper, energy and metals and mining, detracted from performance, as the slower global economy brought lower commodity prices, and weaker demand for packaging materials.

•    The consumer staples sector, which is characteristically less vulnerable to the vagaries of the economy, featured some of High Income Opportunities Portfolio’s better performers. Securities selection in the food and beverages, health care and utilities industries helped performance, as these bonds suffered less dramatic losses than more economically-sensitive areas. High Income Opportunities Portfolio was helped by underweightings in the automotive and home building areas, which were among the hardest-hit industries in the U.S. economy. High Income Opportunities Portfolio was also helped by an underweighting in the troubled financial sector. High Income Opportunities Portfolio had no exposure to commercial banks, which deteriorated amid growing loan losses.

(1)

The Fund currently invests in separate registered investment companies, Floating Rate Portfolio and High Income Opportunities Portfolio, which have the same objective and policies as the Fund. References to investments are to the Portfolios’ holdings.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FUND STATISTICS

Portfolio Composition

Top Ten Holdings(1)

By total investments

Charter Communications Operating, Inc.	1.0%
SunGard Data Systems, Inc.	1.0
HCA, Inc.	1.0
Univision Communications, Inc.	1.0
Georgia-Pacific Corp.	0.9
UPC Broadband Holding B.V.	0.8
Graphic Packaging International, Inc.	0.8
Nielsen Finance, LLC.	0.8
Freescale Semiconductor, Inc.	0.8
Reader’s Digest Association, Inc. (The)	0.7

(1)	Represents 8.8% of the Floating Rate Portfolio’s total investments as of 10/31/08. Holdings are shown as a percentage of the Portfolio’s total investments.

Top Five Industries(2)

By total investments

Publishing	8.3%
Healthcare	7.6
Business Equipment & Services	6.8
Cable & Satellite Television	6.7
Chemicals & Plastics	6.0

(2)	Reflects Floating Rate Portfolio’s investments as of 10/31/08. Industries are shown as a percentage of the Floating Rate Portfolio’s total investments.

Credit Quality Ratings for

Total Loan Investments(3)

By total loan investments

Baa	1.7%
Ba	44.5
B	35.8
Caa	2.3
Non-Rated(4)	15.7

(3)

Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects Floating Rate Portfolio’s total investments as of 10/31/08. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(4)

Certain loans in which Floating Rate Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

3

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)

Share Class Symbol	Advisers Class EAFHX	Class A EVFHX	Class B EBFHX	Class C ECFHX	Class I EIFHX
Average Annual Total Returns (at net asset value)
One year	-23.29%	-23.31%	-23.84%	-23.84%	-23.06%
Five years	-1.40	-1.40	-2.11	-2.11	-1.12
Life of Fund†	0.86	-0.53	0.15	0.15	1.10

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	-23.29%	-25.03%	-27.44%	-24.56%	-23.06%
Five years	-1.40	-1.86	-2.42	-2.11	-1.12
Life of Fund†	0.86	-0.94	0.15	0.15	1.10

† Inception Dates – Advisers Class: 9/7/00; Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00

(1)

Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Class I and Advisers Class shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual

Operating Expenses (2)

	Advisers
	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.08%	1.09%	1.84%	1.84%	0.84%

(2)	From the Fund’s prospectus dated 3/1/08.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate & High Income Fund Class B vs. the S&P/LSTA Leveraged Loan Index*

September 30, 2000 – October 31, 2008

* Sources: Lipper Inc. Class B of the Fund commenced operations on 9/5/00. Index data is available as of month end only.

A $10,000 hypothetical investment at net asset value in Class A on 5/7/03, Class C on 9/5/00, Class I on 9/15/00 and Advisers Class on 9/7/00 would have been valued at $9,711 ($9,492 at the maximum offering price), $10,167, $10,927 and $10,720, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate & High Income Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Advisers Class	$1,000.00	$798.80	$4.97
Class A	$1,000.00	$799.20	$4.93
Class B	$1,000.00	$796.80	$8.31
Class C	$1,000.00	$796.80	$8.31
Class I	$1,000.00	$800.90	$3.80
Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.60	$5.58
Class A	$1,000.00	$1,019.70	$5.53
Class B	$1,000.00	$1,015.90	$9.32
Class C	$1,000.00	$1,015.90	$9.32
Class I	$1,000.00	$1,020.90	$4.27

* Expenses are equal to the Fund's annualized expense ratio of 1.10% for Advisers Class shares, 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares and 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Floating Rate Portfolio, at value (identified cost, $726,751,941)	$494,537,110
Investment in High Income Opportunities Portfolio, at value (identified cost, $84,466,266)	53,254,537
Receivable for Fund shares sold	2,313,171
Total assets	$550,104,818
Liabilities
Payable for Fund shares redeemed	$4,880,979
Dividends payable	1,013,880
Payable to affiliate for distribution and service fees	277,883
Payable to affiliate for administration fee	76,112
Payable to affiliate for Trustees' fees	42
Accrued expenses	202,642
Total liabilities	$6,451,538
Net Assets	$543,653,280
Sources of Net Assets
Paid-in capital	$900,447,518
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(93,427,622)
Accumulated undistributed net investment income	59,944
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(263,426,560)
Total	$543,653,280
Advisers Class Shares
Net Assets	$154,100,640
Shares Outstanding	22,618,920
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.81
Class A Shares
Net Assets	$144,590,809
Shares Outstanding	19,963,028
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.24
Maximum Offering Price Per Share (100 ÷ 97.75 of $7.24)	$7.41
Class B Shares
Net Assets	$46,480,330
Shares Outstanding	6,828,375
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.81
Class C Shares
Net Assets	$177,627,955
Shares Outstanding	26,101,094
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.81
Class I Shares
Net Assets	$20,853,546
Shares Outstanding	3,059,842
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.82
On sales of $100,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest allocated from Portfolios	$69,314,693
Dividends allocated from Portfolios	78,815
Expenses allocated from Portfolios	(6,494,536)
Net investment income from Portfolios	$62,898,972
Expenses
Administration fee	$1,383,555
Trustees' fees and expenses	1,735
Distribution and service fees Advisers Class	748,547
Class A	585,886
Class B	758,468
Class C	2,833,428
Transfer and dividend disbursing agent fees	739,024
Printing and postage	122,877
Registration fees	86,258
Custodian fee	51,622
Legal and accounting services	25,558
Miscellaneous	24,754
Total expenses	$7,361,712
Net investment income	$55,537,260
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(27,414,690)
Swap contracts	450,161
Foreign currency and forward foreign currency exchange contract transactions	8,942,900
Net realized loss	$(18,021,629)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(239,407,264)
Swap contracts	(1,334,717)
Foreign currency and forward foreign currency exchange contracts	2,303,759
Net change in unrealized appreciation (depreciation)	$(238,438,222)
Net realized and unrealized loss	$(256,459,851)
Net decrease in net assets from operations	$(200,922,591)

See notes to financial statements
6

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$55,537,260	$114,542,056
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(18,021,629)	(11,599,978)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(238,438,222)	(34,029,026)
Net increase (decrease) in net assets from operations	$(200,922,591)	$68,913,052
Distributions to shareholders — From net investment income Advisers Class	$(16,232,328)	$(51,900,786)
Class A	(12,836,517)	(28,305,914)
Class B	(3,656,107)	(7,077,272)
Class C	(13,672,901)	(25,477,484)
Class I	(1,641,115)	(3,400,672)
Tax return of capital Advisers Class	(2,316,847)	—
Class A	(1,832,162)	—
Class B	(521,838)	—
Class C	(1,951,539)	—
Class I	(234,237)	—
Total distributions to shareholders	$(54,895,591)	$(116,162,128)
Transactions in shares of beneficial interest — Proceeds from sale of shares Advisers Class	$213,973,459	$242,057,197
Class A	48,229,120	201,764,125
Class B	1,344,757	6,727,378
Class C	21,330,674	73,125,819
Class I	23,729,442	35,055,777
Net asset value of shares issued to shareholders in payment of distributions declared Advisers Class	14,535,766	35,936,405
Class A	10,824,961	22,036,744
Class B	2,659,315	4,566,007
Class C	10,491,392	17,660,203
Class I	1,411,512	2,649,298
Cost of shares redeemed Advisers Class	(465,669,578)	(629,689,973)
Class A	(215,220,489)	(282,795,525)
Class B	(30,030,221)	(34,340,242)
Class C	(156,998,783)	(142,937,846)
Class I	(33,865,338)	(50,780,490)
Net asset value of shares exchanged Class A	5,920,180	8,691,621
Class B	(5,920,180)	(8,691,621)
Redemption fees	791,757	138,956
Net decrease in net assets from Fund share transactions	$(552,462,254)	$(498,826,167)
Net decrease in net assets	$(808,280,436)	$(546,075,243)

Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
At beginning of year	$1,351,933,716	$1,898,008,959
At end of year	$543,653,280	$1,351,933,716
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$59,944	$(964,062)

See notes to financial statements
7

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$9.450	$9.690	$9.680	$9.710	$9.610
Income (loss) from operations
Net investment income(1)	$0.551	$0.639	$0.597	$0.451	$0.347
Net realized and unrealized gain (loss)	(2.662)	(0.233)	0.014	(0.031)	0.103
Total income (loss) from operations	$(2.111)	$0.406	$0.611	$0.420	$0.450
Less distributions
From net investment income	$(0.469)	$(0.647)	$(0.601)	$(0.451)	$(0.350)
Tax return of capital	(0.068)	—	—	—	—
Total distributions	$(0.537)	$(0.647)	$(0.601)	$(0.451)	$(0.350)
Redemption fees	$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)
Net asset value — End of year	$6.810	$9.450	$9.690	$9.680	$9.710
Total Return(3)	(23.29)%	4.29%	6.49%	4.42%	4.76%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$154,101	$469,777	$841,865	$710,286	$474,219
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.22%	1.08%	1.05%	1.05%	1.06%
Net investment income	6.28%	6.63%	6.16%	4.65%	3.59%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	48%	81%	62%	62%	80%

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
8

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$10.050	$10.300	$10.290	$10.320	$10.220
Income (loss) from operations
Net investment income(1)	$0.591	$0.680	$0.631	$0.475	$0.363
Net realized and unrealized gain (loss)	(2.838)	(0.243)	0.018	(0.027)	0.109
Total income (loss) from operations	$(2.247)	$0.437	$0.649	$0.448	$0.472
Less distributions
From net investment income	$(0.498)	$(0.688)	$(0.639)	$(0.479)	$(0.372)
Tax return of capital	(0.073)	—	—	—	—
Total distributions	$(0.571)	$(0.688)	$(0.639)	$(0.479)	$(0.372)
Redemption fees	$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)
Net asset value — End of year	$7.240	$10.050	$10.300	$10.290	$10.320
Total Return(3)	(23.31)%	4.35%	6.49%	4.43%	4.69%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$144,591	$361,138	$423,214	$474,435	$431,257
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.22%	1.09%	1.05%	1.05%	1.07%
Net investment income	6.35%	6.63%	6.13%	4.60%	3.52%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	48%	81%	62%	62%	80%

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
9

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$9.450	$9.680	$9.680	$9.700	$9.600
Income (loss) from operations
Net investment income(1)	$0.487	$0.567	$0.520	$0.373	$0.275
Net realized and unrealized gain (loss)	(2.661)	(0.223)	0.008	(0.017)	0.102
Total income (loss) from operations	$(2.174)	$0.344	$0.528	$0.356	$0.377
Less distributions
From net investment income	$(0.414)	$(0.575)	$(0.528)	$(0.377)	$(0.277)
Tax return of capital	(0.060)	—	—	—	—
Total distributions	$(0.474)	$(0.575)	$(0.528)	$(0.377)	$(0.277)
Redemption fees	$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)
Net asset value — End of year	$6.810	$9.450	$9.680	$9.680	$9.700
Total Return(3)	(23.84)%	3.63%	5.60%	3.74%	3.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$46,480	$99,812	$134,213	$163,795	$182,045
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.97%	1.84%	1.80%	1.80%	1.82%
Net investment income	5.58%	5.88%	5.37%	3.84%	2.84%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	48%	81%	62%	62%	80%

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
10

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$9.450	$9.680	$9.680	$9.700	$9.600
Income (loss) from operations
Net investment income(1)	$0.488	$0.566	$0.521	$0.374	$0.273
Net realized and unrealized gain (loss)	(2.663)	(0.222)	0.007	(0.018)	0.104
Total income (loss) from operations	$(2.175)	$0.344	$0.528	$0.356	$0.377
Less distributions
From net investment income	$(0.413)	$(0.575)	$(0.528)	$(0.377)	$(0.277)
Tax return of capital	(0.060)	—	—	—	—
Total distributions	$(0.473)	$(0.575)	$(0.528)	$(0.377)	$(0.277)
Redemption fees	$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)
Net asset value — End of year	$6.810	$9.450	$9.680	$9.680	$9.700
Total Return(3)	(23.84)%	3.63%	5.59%	3.74%	3.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$177,628	$383,163	$445,987	$525,843	$513,459
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.97%	1.84%	1.80%	1.80%	1.82%
Net investment income	5.59%	5.88%	5.38%	3.85%	2.83%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	48%	81%	62%	62%	80%

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
11

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$9.460	$9.690	$9.690	$9.710	$9.610
Income (loss) from operations
Net investment income(1)	$0.563	$0.664	$0.623	$0.474	$0.373
Net realized and unrealized gain (loss)	(2.652)	(0.225)	0.003	(0.020)	0.102
Total income (loss) from operations	$(2.089)	$0.439	$0.626	$0.454	$0.475
Less distributions
From net investment income	$(0.490)	$(0.670)	$(0.626)	$(0.475)	$(0.375)
Tax return of capital	(0.069)	—	—	—	—
Total distributions	$(0.559)	$(0.670)	$(0.626)	$(0.475)	$(0.375)
Redemption fees	$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)
Net asset value — End of year	$6.820	$9.460	$9.690	$9.690	$9.710
Total Return(3)	(23.06)%	4.65%	6.65%	4.78%	5.02%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$20,854	$38,044	$52,730	$37,200	$23,618
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.94%	0.84%	0.80%	0.80%	0.82%
Net investment income	6.47%	6.88%	6.42%	4.88%	3.85%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	48%	81%	62%	62%	80%

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
12

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund's investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios), which are New York trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of Floating Rate Portfolio and High Income Opportunities Portfolio (16.2% and 11.1%, respectively, at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. A copy of the High Income Opportunities Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $92,476,894, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($4,933,389), October 31, 2010 ($16,168,986), October 31, 2011 ($2,993,864), October 31, 2012 ($2,290,023), October 31, 2013 ($2,252,412), October 31, 2015 ($3,277,415), and October 31, 2016 ($60,560,805).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the

13

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$48,038,968	$116,162,128
Tax return of capital	$6,856,623	—

During the year ended October 31, 2008, accumulated net realized loss was increased by $42,664,764, accumulated undistributed net investment income was decreased by $6,474,286, and paid-in capital was increased by $49,139,050 due to differences between book and tax accounting, primarily for swap contracts, mixed straddles, foreign currency gain (loss) and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(92,476,894)
Net unrealized depreciation	$(260,442,103)
Other temporary differences	$(1,013,880)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, swap contracts and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $1,383,555. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolios' Notes to Financial Statements).

14

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $42,924 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $5,568 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers Plan and Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $748,547 and $585,886 for Advisers Class shares and Class A shares, respectively.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $568,851 and $2,125,071 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,873,000 and $60,284,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $189,617 and $708,357 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $52,000, $179,000 and $77,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

15

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Floating Rate Portfolio	$66,305,463	$622,936,646
High Income Opportunities Portfolio	8,146,568	64,892,721

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2008	2007
Sales	24,724,387	25,043,537
Issued to shareholders electing to receive payments of distributions in Fund shares	1,670,279	3,732,446
Redemptions	(53,470,270)	(66,005,435)
Net decrease	(27,075,604)	(37,229,452)
	Year Ended October 31,
Class A	2008	2007
Sales	5,204,117	19,612,371
Issued to shareholders electing to receive payments of distributions in Fund shares	1,177,545	2,154,666
Redemptions	(23,010,207)	(27,776,573)
Exchange from Class B shares	660,099	846,108
Net decrease	(15,968,446)	(5,163,428)
	Year Ended October 31,
Class B	2008	2007
Sales	153,715	696,021
Issued to shareholders electing to receive payments of distributions in Fund shares	308,743	474,554
Redemptions	(3,497,541)	(3,571,307)
Exchange to Class A shares	(701,040)	(898,341)
Net decrease	(3,736,123)	(3,299,073)

	Year Ended October 31,
Class C	2008	2007
Sales	2,434,136	7,563,793
Issued to shareholders electing to receive payments of distributions in Fund shares	1,217,278	1,837,128
Redemptions	(18,115,003)	(14,914,690)
Net decrease	(14,463,589)	(5,513,769)
	Year Ended October 31,
Class I	2008	2007
Sales	2,760,229	3,613,919
Issued to shareholders electing to receive payments of distributions in Fund shares	165,871	274,759
Redemptions	(3,889,273)	(5,307,693)
Net decrease	(963,173)	(1,419,015)

For the years ended October 31, 2008 and October 31, 2007, the Fund received $791,757 and $138,956, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

16

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2008, by correspondence with the custodian, brokers, and selling agent banks; where replies were not received from brokers and selling agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

17

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Dividend Income. The Fund designates $77,303, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

18

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 100.3%(1)
Principal Amount*	Borrower/Tranche Description	Value
Aerospace and Defense — 2.1%
AWAS Capital, Inc.
7,524,143	Term Loan, 5.00%, Maturing March 22, 2013	$5,379,763
CACI International, Inc.
5,021,774	Term Loan, 5.18%, Maturing May 3, 2011	4,306,172
DAE Aviation Holdings, Inc.
567,742	Term Loan, 7.17%, Maturing July 31, 2014	422,968
574,468	Term Loan, 7.37%, Maturing July 31, 2014	427,979
Evergreen International Aviation
6,545,389	Term Loan, 9.00%, Maturing October 31, 2011	4,990,859
Hawker Beechcraft Acquisition
849,135	Term Loan, 5.76%, Maturing March 26, 2014	551,331
12,517,665	Term Loan, 5.76%, Maturing March 26, 2014	8,127,544
Hexcel Corp.
6,128,722	Term Loan, 5.25%, Maturing March 1, 2012	5,454,562
IAP Worldwide Services, Inc.
3,304,190	Term Loan, 9.06%, Maturing December 30, 2012	2,213,807
Jet Aviation Holding, AG
2,641,059	Term Loan, 3.16%, Maturing May 15, 2013	2,231,695
PGS Solutions, Inc.
1,919,717	Term Loan, 4.82%, Maturing February 14, 2013	1,401,393
Spirit AeroSystems, Inc.
3,787,083	Term Loan, 6.50%, Maturing December 31, 2011	3,228,488
TransDigm, Inc.
9,650,000	Term Loan, 5.21%, Maturing June 23, 2013	7,394,312
Vought Aircraft Industries, Inc.
10,000,000	Revolving Loan, 0.00%, Maturing December 22, 2009(2)	8,850,000
4,905,750	Term Loan, 5.62%, Maturing December 17, 2011	3,900,071
4,000,000	Term Loan, 6.42%, Maturing December 17, 2011	3,000,000
1,995,300	Term Loan, 7.50%, Maturing December 22, 2011	1,636,146
		$63,517,090
Air Transport — 0.6%
Delta Air Lines, Inc.
8,514,000	Term loan, 5.36%, Maturing April 30, 2012	$6,027,912
5,472,292	Term Loan - Second Lien, 6.25%, Maturing April 30, 2014	3,146,568
Northwest Airlines, Inc.
11,758,158	DIP Loan, 5.00%, Maturing August 21, 2009	9,568,201
		$18,742,681

Principal Amount*		Borrower/Tranche Description	Value
Automotive — 3.9%
Accuride Corp.
	8,954,274	Term Loan, 7.31%, Maturing January 31, 2012	$6,782,862
Adesa, Inc.
	21,183,104	Term Loan, 6.02%, Maturing October 18, 2013	14,104,409
Allison Transmission, Inc.
	7,767,399	Term Loan, 5.67%, Maturing September 30, 2014	5,334,541
Chrysler Financial
	4,488,665	Term Loan, 6.82%, Maturing August 1, 2014	3,078,475
CSA Acquisition Corp.
	1,916,590	Term Loan, 6.31%, Maturing December 23, 2011	1,336,822
	2,594,944	Term Loan, 6.31%, Maturing December 23, 2011	1,809,973
	2,322,692	Term Loan, 6.31%, Maturing December 23, 2012	1,707,179
Dayco Products, LLC
	8,280,322	Term Loan, 8.01%, Maturing June 21, 2011	2,815,309
Federal-Mogul Corp.
	10,002,591	Term Loan, 5.48%, Maturing December 27, 2014	6,089,078
	7,914,683	Term Loan, 6.12%, Maturing December 27, 2015	4,818,063
Financiere Truck (Investissement)
EUR	1,110,579	Term Loan, 6.97%, Maturing February 15, 2012	969,610
Ford Motor Co.
	10,000,000	Revolving Loan, 0.00%, Maturing December 15, 2013(2)	5,033,330
	7,034,465	Term Loan, 7.59%, Maturing December 15, 2013	3,909,151
Fraikin, Ltd.
GBP	1,392,962	Term Loan, 8.13%, Maturing February 15, 2012(2)	1,479,564
GBP	1,612,016	Term Loan, 8.27%, Maturing February 15, 2012(2)	1,712,236
General Motors Corp.
	17,380,911	Term Loan, 5.80%, Maturing November 29, 2013	9,611,644
Goodyear Tire & Rubber Co.
	16,755,707	Term Loan - Second Lien, 4.78%, Maturing April 30, 2010	11,924,484
HLI Operating Co., Inc.
EUR	425,455	Term Loan, 4.87%, Maturing May 30, 2014	466,346
EUR	7,282,364	Term Loan, 7.67%, Maturing May 30, 2014	7,239,755
Keystone Automotive Operations, Inc.
	6,911,631	Term Loan, 6.78%, Maturing January 12, 2012	3,974,188
Locafroid Services S.A.S.
EUR	1,666,405	Term Loan, 7.30%, Maturing February 15, 2012(2)	1,454,883
Speedy 1, Ltd.
EUR	6,457,254	Term Loan, 6.76%, Maturing August 31, 2013	3,312,613
Tenneco Automotive, Inc.
	5,050,000	Term Loan, 5.50%, Maturing March 17, 2014	3,939,000
TriMas Corp.
	893,750	Term Loan, 4.88%, Maturing August 2, 2011	679,250
	8,042,125	Term Loan, 5.63%, Maturing August 2, 2013	6,112,015
TRW Automotive, Inc.
	6,638,326	Term Loan, 5.21%, Maturing February 2, 2014	5,233,211

See notes to financial statements
19

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Automotive (continued)
United Components, Inc.
	7,501,299	Term Loan, 4.81%, Maturing June 30, 2010	$5,710,364
			$120,638,355
Beverage and Tobacco — 0.4%
Culligan International Co.
	17,232,550	Term Loan, 5.76%, Maturing November 24, 2014	$10,554,937
Van Houtte, Inc.
	860,266	Term Loan, 6.26%, Maturing July 11, 2014	696,816
	117,309	Term Loan, 6.26%, Maturing July 11, 2014	95,020
			$11,346,773
Brokers, Dealers and Investment Houses — 0.3%
AmeriTrade Holding Corp.
	10,350,931	Term Loan, 4.50%, Maturing December 31, 2012	$8,655,966
			$8,655,966
Building and Development — 5.2%
401 North Wabash Venture, LLC
	6,495,771	Term Loan, 4.95%, Maturing May 7, 2009(2)	$4,871,828
AIMCO Properties, L.P.
	10,718,750	Term Loan, 5.43%, Maturing March 23, 2011	9,271,719
Banning Lewis Ranch Co., LLC
	13,000,000	Term Loan, 4.68%, Maturing December 3, 2012(2)	12,090,000
Beacon Sales Acquisition, Inc.
	4,473,601	Term Loan, 6.02%, Maturing September 30, 2013	3,355,201
Brickman Group Holdings, Inc.
	4,927,469	Term Loan, 5.12%, Maturing January 23, 2014	3,868,063
Building Materials Corp. of America
	8,153,576	Term Loan, 6.62%, Maturing February 22, 2014	5,691,196
Capital Automotive (REIT)
	4,788,753	Term Loan, 5.47%, Maturing December 16, 2010	3,050,436
Contech Construction Products
	1,821,954	Term Loan, 5.00%, Maturing January 13, 2013	1,216,154
Epco/Fantome, LLC
	9,890,000	Term Loan, 5.80%, Maturing November 23, 2010	9,296,600
Financiere Daunou S.A.
	1,664,521	Term Loan, 5.89%, Maturing May 31, 2015	602,002
EUR	1,067,260	Term Loan, 7.27%, Maturing May 31, 2015	508,160
EUR	2,613,290	Term Loan, 7.27%, Maturing May 31, 2015	1,244,279
	2,452,266	Term Loan, 6.14%, Maturing February 28, 2016	886,904
EUR	1,246,799	Term Loan, 7.52%, Maturing February 28, 2016	593,645
EUR	2,423,776	Term Loan, 7.52%, Maturing February 28, 2016	1,154,044

Principal Amount*	Borrower/Tranche Description	Value
Building and Development (continued)
Forestar USA Real Estate Group, Inc.
10,625,000	Revolving Loan, 5.97%, Maturing December 1, 2010(2)	$9,987,500
5,625,000	Term Loan, 7.48%, Maturing December 1, 2010	5,512,500
General Growth Properties, Inc.
3,782,895	Term Loan, 5.74%, Maturing February 24, 2011	1,369,949
Hearthstone Housing Partners II, LLC
13,040,000	Revolving Loan, 5.92%, Maturing December 1, 2009(2)	8,083,496
Hovstone Holdings, LLC
4,260,000	Term Loan, 6.25%, Maturing February 28, 2009	2,796,264
LNR Property Corp.
9,154,000	Term Loan, 6.04%, Maturing July 3, 2011	5,011,815
Mueller Water Products, Inc.
8,856,431	Term Loan, 5.22%, Maturing May 24, 2014	6,819,452
NCI Building Systems, Inc.
5,975,136	Term Loan, 5.42%, Maturing June 18, 2010	5,078,866
November 2005 Land Investors
608,296	Term Loan, 7.12%, Maturing May 9, 2011	441,015
Panolam Industries Holdings, Inc.
2,925,967	Term Loan, 6.51%, Maturing September 30, 2012	2,516,332
Realogy Corp.
10,357,871	Term Loan, 6.50%, Maturing September 1, 2014	6,663,560
2,788,658	Term Loan, 6.50%, Maturing September 1, 2014	1,794,036
Shea Capital I, LLC
293,787	Term Loan, 5.25%, Maturing October 27, 2011	146,893
South Edge, LLC
8,794,643	Term Loan, 6.25%, Maturing October 31, 2009(5)	1,429,129
Standard Pacific Corp.
4,680,000	Term Loan, 4.56%, Maturing May 5, 2013	3,096,602
TRU 2005 RE Holding Co.
19,825,000	Term Loan, 6.72%, Maturing December 9, 2008	14,488,764
United Subcontractors, Inc.
5,959,915	Term Loan - Second Lien, 12.42%, Maturing June 27, 2013(3)	2,264,768
WCI Communities, Inc.
18,240,601	Term Loan, 8.97%, Maturing December 23, 2010	13,619,655
Wintergames Acquisition ULC
12,929,530	Term Loan, 10.74%, Maturing April 24, 2009	9,566,559
		$158,387,386
Business Equipment and Services — 7.1%
ACCO Brands Corp.
5,207,841	Term Loan, 5.21%, Maturing August 17, 2012	$3,645,489
Activant Solutions, Inc.
5,191,577	Term Loan, 6.07%, Maturing May 1, 2013	3,478,357
Acxiom Corp.
9,700,525	Term Loan, 4.94%, Maturing September 15, 2012	7,081,383

See notes to financial statements
20

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	Affiliated Computer Services
	5,932,250	Term Loan, 5.26%, Maturing March 20, 2013	$5,023,874
	12,794,582	Term Loan, 5.81%, Maturing March 20, 2013	10,835,411
	Affinion Group, Inc.
	8,935,792	Term Loan, 5.32%, Maturing October 17, 2012	7,126,294
	Education Management, LLC
	11,421,119	Term Loan, 5.56%, Maturing June 1, 2013	8,051,889
	Info USA, Inc.
	1,965,000	Term Loan, 5.77%, Maturing February 14, 2012	1,729,200
	4,328,404	Term Loan, 5.77%, Maturing February 14, 2012	3,808,995
	Information Resources, Inc.
	5,571,512	Term Loan, 4.56%, Maturing May 7, 2014	3,927,916
	Intergraph Corp.
	3,349,524	Term Loan, 4.81%, Maturing May 29, 2014	2,612,629
	iPayment, Inc.
	11,245,967	Term Loan, 5.70%, Maturing May 10, 2013	8,715,624
	ista International GmbH
EUR	9,635,715	Term Loan, 7.12%, Maturing May 14, 2015	7,077,042
EUR	1,914,285	Term Loan, 7.12%, Maturing May 14, 2015	1,405,964
	Kronos, Inc.
	8,796,248	Term Loan, 6.01%, Maturing June 11, 2014	6,025,430
	Language Line, Inc.
	6,778,210	Term Loan, 7.02%, Maturing June 11, 2011	5,727,587
	N.E.W. Holdings I, LLC
	9,531,466	Term Loan, 5.89%, Maturing May 22, 2014	7,363,058
	Protection One, Inc.
	9,223,166	Term Loan, 5.42%, Maturing March 31, 2012	7,470,764
	Quintiles Transnational Corp.
	11,133,433	Term Loan, 5.77%, Maturing March 31, 2013	8,990,247
	Sabre, Inc.
	30,769,734	Term Loan, 5.25%, Maturing September 30, 2014	17,829,338
	Safenet, Inc.
	3,950,000	Term Loan, 7.75%, Maturing April 12, 2014	2,271,250
	Serena Software, Inc.
	2,592,464	Term Loan, 5.50%, Maturing March 10, 2013	2,236,000
	Sitel (Client Logic)
	4,865,854	Term Loan, 6.51%, Maturing January 29, 2014	2,919,512
EUR	941,032	Term Loan, 7.33%, Maturing January 29, 2014	845,572
	Solera Holdings, LLC
EUR	2,999,467	Term Loan, 6.70%, Maturing May 15, 2014	2,867,228
	Solera Nederland Holdings
	3,793,852	Term Loan, 4.57%, Maturing May 15, 2014	2,997,143
	SunGard Data Systems, Inc.
	37,459,070	Term Loan, 4.55%, Maturing February 11, 2013	28,870,230
	3,475,000	Term Loan, 6.75%, Maturing February 28, 2014	2,988,500

	Principal Amount*	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	TDS Investor Corp.
	10,862,500	Term Loan, 5.37%, Maturing August 23, 2013	$6,626,125
	13,317,413	Term Loan, 6.01%, Maturing August 23, 2013	8,275,826
	2,672,147	Term Loan, 6.01%, Maturing August 23, 2013	1,660,549
EUR	2,105,820	Term Loan, 7.39%, Maturing August 23, 2013	1,690,903
	Transaction Network Services, Inc.
	4,843,693	Term Loan, 4.80%, Maturing May 4, 2012	4,177,685
	Valassis Communications, Inc.
	743,929	Term Loan, 5.52%, Maturing March 2, 2014	523,230
	4,409,895	Term Loan, 5.52%, Maturing March 2, 2014	3,101,625
	VWR International, Inc.
	7,725,000	Term Loan, 5.67%, Maturing June 28, 2013	5,394,622
	West Corp.
	17,833,643	Term Loan, 5.73%, Maturing October 24, 2013	11,547,284
			$216,919,775
	Cable and Satellite Television — 7.0%
	Atlantic Broadband Finance, LLC
	9,853,155	Term Loan, 6.02%, Maturing February 10, 2011	$9,015,637
	Bresnan Broadband Holdings, LLC
	15,551,500	Term Loan, 4.86%, Maturing March 29, 2014	12,337,518
	1,500,000	Term Loan, 6.06%, Maturing March 29, 2014	1,189,999
	Cequel Communications, LLC
	31,019,697	Term Loan, 6.21%, Maturing November 5, 2013	23,001,974
	Charter Communications Operating, Inc.
	43,138,319	Term Loan, 5.31%, Maturing April 28, 2013	32,481,817
	CSC Holdings, Inc.
	14,920,013	Term Loan, 4.57%, Maturing March 29, 2013	12,969,758
	DirectTV Holdings, LLC
	1,995,000	Term Loan, 5.31%, Maturing April 13, 2013	1,827,919
	Foxco Acquistion Sub., LLC
	3,075,000	Term Loan, 7.25%, Maturing July 2, 2015	2,429,250
	Insight Midwest Holdings, LLC
	25,316,250	Term Loan, 5.93%, Maturing April 6, 2014	20,042,040
	Kabel BW GmbH & Co. KG
EUR	1,490,959	Term Loan, 6.75%, Maturing June 9, 2012	1,401,472
	MCC Iowa, LLC
	1,073,250	Term Loan, 3.64%, Maturing March 31, 2010	931,044
	Mediacom Broadband Group
	7,734,489	Term Loan, 3.89%, Maturing January 31, 2015	5,626,841
	7,860,000	Term Loan, 3.89%, Maturing January 31, 2015	5,718,150
	Mediacom Illinois, LLC
	1,850,000	Term Loan, 2.12%, Maturing September 30, 2012	1,341,250
	14,321,388	Term Loan, 3.64%, Maturing January 31, 2015	10,299,470

See notes to financial statements
21

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
NTL Investment Holdings, Ltd.
	7,993,878	Term Loan, 5.83%, Maturing March 30, 2012	$5,535,761
GBP	2,139,186	Term Loan, 8.13%, Maturing March 30, 2012	2,308,174
GBP	1,990,985	Term Loan, 8.13%, Maturing March 30, 2012	2,148,266
GBP	3,637,947	Term Loan, 8.15%, Maturing March 30, 2012	3,925,333
GBP	2,224,230	Term Loan, 8.15%, Maturing March 30, 2012	2,399,937
GBP	3,500,000	Term Loan, 8.74%, Maturing March 30, 2013	3,360,861
ProSiebenSat.1 Media AG
EUR	2,019,706	Term Loan, 7.53%, Maturing March 2, 2015	643,554
EUR	600,197	Term Loan, 6.85%, Maturing June 26, 2015	416,198
EUR	12,586,345	Term Loan, 6.85%, Maturing June 26, 2015	8,727,818
EUR	2,019,706	Term Loan, 7.78%, Maturing March 2, 2016	643,554
UPC Broadband Holding B.V.
EUR	6,617,448	Term Loan, 7.01%, Maturing October 16, 2011	5,622,848
EUR	14,937,387	Term Loan, 7.01%, Maturing October 16, 2011	12,692,304
	10,925,000	Term Loan, 5.47%, Maturing December 31, 2014	7,838,687
YPSO Holding SA
EUR	12,899,564	Term Loan, 7.00%, Maturing July 28, 2014	8,117,812
EUR	4,978,165	Term Loan, 7.00%, Maturing July 28, 2014	3,132,805
EUR	8,122,271	Term Loan, 7.00%, Maturing July 28, 2014	5,111,419
			$213,239,470
Chemicals and Plastics — 6.2%
Arizona Chemical, Inc.
EUR	2,842,826	Term Loan, 7.21%, Maturing February 28, 2013	$2,581,618
Brenntag Holding GmbH and Co. KG
	1,963,636	Term Loan, 5.07%, Maturing December 23, 2013	1,364,727
	8,036,364	Term Loan, 5.07%, Maturing December 23, 2013	5,585,273
EUR	3,511,248	Term Loan, 7.14%, Maturing December 23, 2013	3,442,223
EUR	845,455	Term Loan, 7.16%, Maturing December 23, 2013	828,834
EUR	654,545	Term Loan, 7.16%, Maturing December 23, 2013	641,678
EUR	525,062	Term Loan, 7.39%, Maturing December 23, 2014	514,741
EUR	963,689	Term Loan, 7.39%, Maturing December 23, 2014	944,745
EUR	770,053	Term Loan - Second Lien, 9.42%, Maturing June 23, 2015	621,598
EUR	229,947	Term Loan - Second Lien, 9.42%, Maturing June 23, 2015	185,616
Celanese Holdings, LLC
EUR	987,500	Term Loan, 6.78%, Maturing April 6, 2011	948,159
	7,000,000	Term Loan, 4.35%, Maturing April 2, 2014	5,689,999
	14,488,087	Term Loan, 5.55%, Maturing April 2, 2014	11,776,743
Cognis GmbH
EUR	6,426,230	Term Loan, 6.96%, Maturing September 15, 2013	5,168,238
EUR	1,573,770	Term Loan, 6.96%, Maturing September 15, 2013	1,265,691
Columbian Chemicals Acquisition
	4,103,418	Term Loan, 7.01%, Maturing March 16, 2013	2,708,256

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Ferro Corp.
	13,662,500	Term Loan, 5.81%, Maturing June 6, 2012	$12,432,875
First Chemical Holding
EUR	624,358	Term Loan, 7.66%, Maturing December 18, 2014	560,027
EUR	624,358	Term Loan, 8.16%, Maturing December 18, 2015	560,027
Foamex, L.P.
	3,673,125	Term Loan, 8.04%, Maturing February 12, 2013	1,698,820
Georgia Gulf Corp.
	5,112,496	Term Loan, 9.05%, Maturing October 3, 2013	4,095,109
Hexion Specialty Chemicals, Inc.
EUR	1,116,324	Term Loan, 7.39%, Maturing May 5, 2012	917,713
	9,700,000	Term Loan, 4.70%, Maturing May 5, 2013	6,749,580
	2,507,020	Term Loan, 5.06%, Maturing May 5, 2013	1,744,468
	3,326,375	Term Loan, 6.06%, Maturing May 5, 2013	2,314,602
	15,315,090	Term Loan, 6.19%, Maturing May 5, 2013	10,656,745
Huntsman International, LLC
	5,864,329	Term Loan, 4.97%, Maturing August 16, 2012	5,099,873
INEOS Group
EUR	566,586	Term Loan, 7.21%, Maturing December 14, 2011	389,628
EUR	567,621	Term Loan, 8.27%, Maturing December 14, 2011	390,340
	4,773,072	Term Loan, 5.93%, Maturing December 14, 2012	3,066,699
	10,070,804	Term Loan, 5.95%, Maturing December 14, 2013	5,606,084
	10,070,804	Term Loan, 6.45%, Maturing December 14, 2014	5,513,765
Innophos, Inc.
	6,069,669	Term Loan, 6.76%, Maturing August 10, 2010	5,219,916
Invista B.V.
	1,715,856	Term Loan, 5.17%, Maturing April 30, 2010	1,424,161
	8,136,059	Term Loan, 4.92%, Maturing April 29, 2011	6,752,929
	2,841,598	Term Loan, 4.92%, Maturing April 29, 2011	2,358,526
ISP Chemco, Inc.
	8,603,065	Term Loan, 5.06%, Maturing June 4, 2014	6,796,422
Kleopatra
	8,876,250	Term Loan, 6.82%, Maturing January 3, 2016	4,216,219
EUR	5,100,000	Term Loan, 7.88%, Maturing January 3, 2016	3,331,355
Kranton Polymers, LLC
	8,829,700	Term Loan, 5.31%, Maturing May 12, 2013	6,828,298
Lucite International Group Holdings
	4,777,065	Term Loan, 5.37%, Maturing July 7, 2013	4,335,186
	1,691,565	Term Loan, 5.37%, Maturing July 7, 2013	1,347,614
MacDermid, Inc.
	3,410,921	Term Loan, 5.76%, Maturing April 12, 2014	2,276,789
Millenium Inorganic Chemicals
	7,389,138	Term Loan, 6.01%, Maturing April 30, 2014	4,765,994
Momentive Performance Material
	4,950,000	Term Loan, 4.90%, Maturing December 4, 2013	3,856,877

See notes to financial statements
22

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
	1,655,736	Term Loan, 5.38%, Maturing December 4, 2013	$1,290,095
Propex Fabrics, Inc.
	5,737,805	Term Loan, 8.00%, Maturing July 31, 2012	1,735,686
Rockwood Specialties Group, Inc.
EUR	1,961,700	Term Loan, 6.23%, Maturing July 30, 2011	1,981,476
	21,023,557	Term Loan, 4.62%, Maturing December 10, 2012	17,607,229
Solo Cup Co.
	2,505,636	Term Loan, 6.65%, Maturing February 27, 2011	2,177,816
TPG Spring UK, Ltd.
EUR	2,271,011	Term Loan, 7.87%, Maturing June 27, 2013	1,727,063
EUR	2,271,011	Term Loan, 8.37%, Maturing June 27, 2013	1,727,063
Wellman, Inc.
	5,098,328	Term Loan, 6.74%, Maturing February 10, 2009(5)	2,416,608
			$190,237,816
Clothing / Textiles — 0.4%
Hanesbrands, Inc.
	6,647,836	Term Loan, 5.26%, Maturing September 5, 2013	$5,681,128
	5,000,000	Term Loan - Second Lien, 7.27%, Maturing March 5, 2014	3,916,665
St. John Knits International, Inc.
	2,518,697	Term Loan, 6.12%, Maturing March 23, 2012	2,103,112
The William Carter Co.
	2,324,514	Term Loan, 4.76%, Maturing July 14, 2012	1,958,403
			$13,659,308
Conglomerates — 2.6%
Amsted Industries, Inc.
	9,598,050	Term Loan, 6.56%, Maturing October 15, 2010	$7,390,498
	6,348,120	Term Loan, 4.73%, Maturing April 5, 2013	5,015,015
Doncasters (Dunde HoldCo 4 Ltd.)
	3,896,883	Term Loan, 4.85%, Maturing July 13, 2015	2,903,178
	3,896,883	Term Loan, 5.35%, Maturing July 13, 2015	2,903,178
GBP	727,123	Term Loan, 7.77%, Maturing July 13, 2015	865,944
GBP	727,123	Term Loan, 8.27%, Maturing July 13, 2015	865,944
Jarden Corp.
	11,041,998	Term Loan, 5.51%, Maturing January 24, 2012	9,040,636
	4,539,827	Term Loan, 5.51%, Maturing January 24, 2012	3,716,983
Johnson Diversey, Inc.
	2,013,241	Term Loan, 4.79%, Maturing December 16, 2010	1,600,527
	8,069,270	Term Loan, 4.79%, Maturing December 16, 2011	6,415,070
Polymer Group, Inc.
	1,000,000	Revolving Loan, 5.00%, Maturing November 22, 2010(2)	850,000
	16,866,627	Term Loan, 5.73%, Maturing November 22, 2012	13,408,968

Principal Amount*		Borrower/Tranche Description	Value
Conglomerates (continued)
RBS Global, Inc.
	2,259,750	Term Loan, 5.76%, Maturing July 19, 2013	$1,796,501
	6,185,246	Term Loan, 6.37%, Maturing July 19, 2013	4,948,197
RGIS Holdings, LLC
	15,181,619	Term Loan, 5.46%, Maturing April 30, 2014	10,424,717
	759,081	Term Loan, 5.62%, Maturing April 30, 2014	521,236
The Manitowoc Company, Inc.
	5,200,000	Term Loan, Maturing August 21, 2014(4)	4,110,600
US Investigations Services, Inc.
	1,969,975	Term Loan, 5.95%, Maturing February 21, 2015	1,398,682
			$78,175,874
Containers and Glass Products — 3.5%
Berry Plastics Corp.
	18,591,565	Term Loan, 4.80%, Maturing April 3, 2015	$13,688,039
Consolidated Container Co.
	5,880,202	Term Loan, 5.75%, Maturing March 28, 2014	3,577,121
Crown Americas, Inc.
	4,751,000	Term Loan, 6.34%, Maturing November 15, 2012	4,180,880
	1,421,000	Term Loan, 6.34%, Maturing November 15, 2012	1,250,480
EUR	4,410,000	Term Loan, 6.87%, Maturing November 15, 2012	5,564,558
Graham Packaging Holdings Co.
	21,364,054	Term Loan, 5.74%, Maturing October 7, 2011	17,497,160
Graphic Packaging International, Inc.
	27,563,286	Term Loan, 5.75%, Maturing May 16, 2014	22,601,894
	3,449,085	Term Loan, 6.86%, Maturing May 16, 2014	2,938,189
JSG Acquisitions
EUR	1,250,000	Term Loan, 6.96%, Maturing December 31, 2014	1,048,090
EUR	1,250,000	Term Loan, 7.11%, Maturing December 31, 2014	1,048,090
OI European Group B.V.
EUR	12,064,500	Term Loan, 6.62%, Maturing June 14, 2013	12,647,425
Owens-Brockway Glass Container
	4,096,569	Term Loan, 6.09%, Maturing June 14, 2013	3,487,204
Pregis Corp.
	2,619,000	Term Loan, 6.01%, Maturing October 12, 2011	2,357,100
Smurfit-Stone Container Corp.
	8,380,393	Term Loan, 4.88%, Maturing November 1, 2011	6,662,412
	3,523,439	Term Loan, 4.90%, Maturing November 1, 2011	2,801,134
	3,773,295	Term Loan, 5.13%, Maturing November 1, 2011	2,999,770
	2,817,651	Term Loan, 5.93%, Maturing November 1, 2011	2,240,033
			$106,589,579

See notes to financial statements
23

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Cosmetics / Toiletries — 0.3%
	American Safety Razor Co.
	3,408,214	Term Loan, 5.92%, Maturing July 31, 2013	$2,914,023
	Prestige Brands, Inc.
	6,599,368	Term Loan, 5.82%, Maturing April 7, 2011	5,312,491
			$8,226,514
	Drugs — 0.9%
	Graceway Pharmaceuticals, LLC
	9,702,708	Term Loan, 6.51%, Maturing May 3, 2012	$6,824,235
	Pharmaceutical Holdings Corp.
	2,555,203	Term Loan, 6.51%, Maturing January 30, 2012	2,146,371
	Stiefel Laboratories, Inc.
	2,824,130	Term Loan, 7.00%, Maturing December 28, 2013	2,301,666
	6,171,198	Term Loan, 7.00%, Maturing December 28, 2013	5,029,527
	Warner Chilcott Corp.
	2,041,411	Term Loan, 5.76%, Maturing January 18, 2012	1,687,226
	13,303,070	Term Loan, 5.76%, Maturing January 18, 2012	10,994,987
			$28,984,012
	Ecological Services and Equipment — 0.6%
	Allied Waste Industries, Inc.
	934,293	Term Loan, 4.90%, Maturing January 15, 2012	$893,807
	860,505	Term Loan, 5.44%, Maturing January 15, 2012	823,217
	Big Dumpster Merger Sub, Inc.
	681,934	Term Loan, 6.01%, Maturing February 5, 2013	494,402
	Blue Waste B.V. (AVR Acquisition)
EUR	2,000,000	Term Loan, 7.21%, Maturing April 1, 2015	2,020,162
	Casella Waste Systems, Inc.
	2,958,910	Term Loan, 4.73%, Maturing April 28, 2010	2,581,649
	Environmental Systems Products Holdings, Inc.
	466,049	Term Loan - Second Lien, 13.74%, Maturing December 12, 2010	336,301
	IESI Corp.
	2,267,647	Term Loan, 4.56%, Maturing January 20, 2012	1,882,147
	Sensus Metering Systems, Inc.
	3,000,000	Revolving Loan, 5.00%, Maturing December 17, 2009(2)	2,775,000
	5,511,285	Term Loan, 4.92%, Maturing December 17, 2010	5,097,938
	Wastequip, Inc.
	287,130	Term Loan, 6.01%, Maturing February 5, 2013	208,169
			$17,112,792
	Electronics / Electrical — 2.9%
	Aspect Software, Inc.
	4,253,957	Term Loan, 6.25%, Maturing July 11, 2011	$3,445,706

	Principal Amount*	Borrower/Tranche Description	Value
	Electronics / Electrical (continued)
	Fairchild Semiconductor Corp.
	9,265,411	Term Loan, 5.26%, Maturing June 26, 2013	$6,717,423
	FCI International S.A.S.
	761,894	Term Loan, 6.47%, Maturing November 1, 2013	617,134
	733,492	Term Loan, 6.47%, Maturing November 1, 2013	594,129
	733,492	Term Loan, 6.47%, Maturing November 1, 2013	594,129
	761,894	Term Loan, 6.47%, Maturing November 1, 2013	617,134
	996,924	Term Loan, 6.47%, Maturing November 1, 2013	807,509
	Freescale Semiconductor, Inc.
	35,403,172	Term Loan, 5.47%, Maturing December 1, 2013	24,221,682
	Infor Enterprise Solutions Holdings
	19,522,558	Term Loan, 7.52%, Maturing July 28, 2012	12,348,018
	7,246,846	Term Loan, 7.52%, Maturing July 28, 2012	4,583,630
EUR	2,947,500	Term Loan, 8.14%, Maturing July 28, 2012	2,338,568
	Network Solutions, LLC
	5,722,972	Term Loan, 5.95%, Maturing March 7, 2014	3,290,709
	Open Solutions, Inc.
	10,236,272	Term Loan, 5.96%, Maturing January 23, 2014	5,629,950
	Sensata Technologies Finance Co.
	10,725,635	Term Loan, 5.26%, Maturing April 27, 2013	6,928,761
	Spectrum Brands, Inc.
	145,437	Term Loan, 4.70%, Maturing March 30, 2013	99,806
	2,840,255	Term Loan, 7.58%, Maturing March 30, 2013	1,949,125
	SS&C Technologies, Inc.
	3,418,928	Term Loan, 5.77%, Maturing November 23, 2012	2,606,932
	Vertafore, Inc.
	9,905,040	Term Loan, 5.31%, Maturing January 31, 2012	8,047,845
	1,995,000	Term Loan, 7.06%, Maturing January 31, 2012	1,755,600
			$87,193,790
	Equipment Leasing — 0.0%
	The Hertz Corp.
	8,000	Term Loan, 4.55%, Maturing December 21, 2012	$5,806
	835,057	Term Loan, 4.70%, Maturing December 21, 2012	606,013
			$611,819
	Farming / Agriculture — 0.4%
	BF Bolthouse HoldCo, LLC
	4,287,931	Term Loan, 6.19%, Maturing December 16, 2012	$3,591,142
	Central Garden & Pet Co.
	10,749,240	Term Loan, 4.74%, Maturing February 28, 2014	7,228,864
			$10,820,006

See notes to financial statements
24

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Financial Intermediaries — 1.6%
	Asset Acceptence Capital Corp.
	1,478,775	Term Loan, 5.30%, Maturing June 5, 2013	$1,131,263
	Citco III, Ltd.
	10,355,978	Term Loan, 5.13%, Maturing June 30, 2014	8,388,342
	E.A. Viner International Co.
	753,450	Term Loan, 6.77%, Maturing July 31, 2013	708,243
	Grosvenor Capital Management
	4,092,491	Term Loan, 5.59%, Maturing December 5, 2013	3,273,993
	INVESTools, Inc.
	2,304,000	Term Loan, 6.25%, Maturing August 13, 2012	2,096,640
	Jupiter Asset Management Group
GBP	3,764,439	Term Loan, 7.89%, Maturing June 30, 2015	4,574,016
	Lender Processing Services, Inc.
	2,011,188	Term Loan, 5.62%, Maturing July 2, 2014	1,850,292
	LPL Holdings, Inc.
	22,306,740	Term Loan, 5.51%, Maturing December 18, 2014	17,845,392
	Oxford Acquisition III, Ltd.
	11,105,762	Term Loan, 5.58%, Maturing May 24, 2014	7,015,144
	RJO Holdings Corp. (RJ O'Brien)
	4,182,750	Term Loan, 6.00%, Maturing July 31, 2014(3)	3,011,580
			$49,894,905
	Food Products — 3.0%
	Acosta, Inc.
	15,610,266	Term Loan, 5.37%, Maturing July 28, 2013	$11,512,571
	Advantage Sales & Marketing, Inc.
	11,325,711	Term Loan, 5.20%, Maturing March 29, 2013	7,956,312
	American Seafoods Group, LLC
	3,950,358	Term Loan, 5.51%, Maturing September 30, 2012	3,496,067
	BL Marketing, Ltd.
GBP	3,500,000	Term Loan, 8.04%, Maturing December 31, 2013	4,140,053
GBP	2,500,000	Term Loan - Second Lien, 10.09%, Maturing June 30, 2015	2,595,077
	Black Lion Beverages III B.V.
EUR	3,000,000	Term Loan - Second Lien, 9.49%, Maturing January 24, 2016	2,326,052
	Bumble Bee Seafood, LLC
	3,000,000	Term Loan, 5.56%, Maturing May 2, 2012	2,805,000
	Dean Foods Co.
	23,787,626	Term Loan, 5.26%, Maturing April 2, 2014	17,922,502
	Dole Food Company, Inc.
	894,186	Term Loan, 4.69%, Maturing April 12, 2013	655,364
	1,216,597	Term Loan, 5.28%, Maturing April 12, 2013	891,665
	5,021,009	Term Loan, 5.93%, Maturing April 12, 2013	3,679,983

	Principal Amount*	Borrower/Tranche Description	Value
	Food Products (continued)
	MafCo Worldwide Corp.
	812,696	Term Loan, 5.06%, Maturing December 8, 2011	$759,871
	Pinnacle Foods Finance, LLC
	4,000,000	Revolving Loan, 5.27%, Maturing April 2, 2013(2)	2,600,000
	26,731,413	Term Loan, 6.76%, Maturing April 2, 2014	19,407,006
	Reddy Ice Group, Inc.
	12,335,000	Term Loan, 6.50%, Maturing August 9, 2012	9,220,412
	Ruby Acquisitions, Ltd.
GBP	1,955,404	Term Loan, 8.84%, Maturing January 5, 2015	2,438,870
			$92,406,805
	Food Service — 1.9%
	AFC Enterprises, Inc.
	2,044,568	Term Loan, 6.06%, Maturing May 23, 2009	$1,615,208
	Aramark Corp.
	938,909	Term Loan, 4.94%, Maturing January 26, 2014	788,449
	14,365,417	Term Loan, 5.64%, Maturing January 26, 2014	12,063,359
	Buffets, Inc.
	3,811,403	Term Loan, 10.42%, Maturing January 22, 2009	1,181,535
	442,238	Term Loan, 10.42%, Maturing January 22, 2009	137,094
	1,372,645	Term Loan, 10.97%, Maturing May 1, 2013	404,930
	7,868,329	Term Loan, 10.42%, Maturing November 1, 2013	2,321,157
	CBRL Group, Inc.
	2,926,047	Term Loan, 4.30%, Maturing April 27, 2013	2,248,179
	6,452,740	Term Loan, 4.30%, Maturing April 27, 2013	4,957,853
	JRD Holdings, Inc.
	3,715,625	Term Loan, 5.75%, Maturing June 26, 2014	2,823,875
	Maine Beverage Co., LLC
	2,514,286	Term Loan, 5.63%, Maturing June 30, 2010	2,288,000
	OSI Restaurant Partners, LLC
	832,528	Term Loan, 5.28%, Maturing May 9, 2013	437,771
	9,961,625	Term Loan, 5.25%, Maturing May 9, 2014	5,238,151
	QCE Finance, LLC
	8,985,539	Term Loan, 5.81%, Maturing May 5, 2013	5,930,456
	Sagittarius Restaurants, LLC
	4,378,629	Term Loan, 9.50%, Maturing March 29, 2013	2,123,635
	Selecta
CHF	18,404,850	Term Loan, 5.34%, Maturing June 28, 2015	10,633,137
	SSP Financing, Ltd.
	3,954,516	Term Loan, 5.37%, Maturing June 15, 2014	2,016,803
	3,954,516	Term Loan, 5.87%, Maturing June 15, 2015	2,016,803
			$59,226,395

See notes to financial statements
25

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Food / Drug Retailers — 1.6%
	General Nutrition Centers, Inc.
	12,588,201	Term Loan, 6.14%, Maturing September 16, 2013	$8,727,815
	Pantry, Inc. (The)
	7,141,634	Term Loan, 4.87%, Maturing May 15, 2014	5,070,560
	65,717	Term Loan, 4.87%, Maturing May 15, 2014	46,659
	Rite Aid Corp.
	24,875,000	Term Loan, 5.01%, Maturing June 1, 2014	18,469,688
	5,050,000	Term Loan, 6.00%, Maturing June 4, 2014	3,989,500
	Roundy's Supermarkets, Inc.
	16,125,212	Term Loan, 5.38%, Maturing November 3, 2011	13,101,735
			$49,405,957
	Forest Products — 1.4%
	Appleton Papers, Inc.
	10,514,400	Term Loan, 5.38%, Maturing June 5, 2014	$8,464,092
	Georgia-Pacific Corp.
	32,315,533	Term Loan, 4.65%, Maturing December 20, 2012	26,920,648
	2,077,383	Term Loan, 5.37%, Maturing December 20, 2012	1,730,576
	Xerium Technologies, Inc.
	9,099,221	Term Loan, 9.26%, Maturing May 18, 2012	6,733,424
			$43,848,740
	Healthcare — 7.9%
	Accellent, Inc.
	3,155,613	Term Loan, 5.31%, Maturing November 22, 2012	$2,177,373
	Advanced Medical Optics, Inc.
	1,955,556	Term Loan, 4.76%, Maturing April 2, 2014	1,422,667
	Alliance Imaging, Inc.
	4,635,234	Term Loan, 5.78%, Maturing December 29, 2011	4,032,654
	American Medical Systems
	7,055,084	Term Loan, 5.44%, Maturing July 20, 2012	6,067,372
	AMN Healthcare, Inc.
	1,938,202	Term Loan, 5.51%, Maturing November 2, 2011	1,686,236
	AMR HoldCo, Inc.
	5,945,458	Term Loan, 4.82%, Maturing February 10, 2012	5,291,458
	Biomet, Inc.
	8,140,000	Term Loan, 6.76%, Maturing December 26, 2014	7,104,185
EUR	7,939,788	Term Loan, 8.14%, Maturing December 26, 2014	8,677,605
	Cardinal Health 409, Inc.
	14,708,800	Term Loan, 6.01%, Maturing April 10, 2014	9,523,948
	Carestream Health, Inc.
	14,076,656	Term Loan, 5.43%, Maturing April 30, 2013	9,267,127
	Carl Zeiss Vision Holding GmbH
EUR	6,371,053	Term Loan, 7.00%, Maturing March 23, 2015	4,750,332

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	CB Diagnostics AB
	998,084	Term Loan, 5.24%, Maturing January 16, 2015	$824,667
	2,315,036	Term Loan, 5.49%, Maturing January 16, 2016	1,912,799
	Community Health Systems, Inc.
	21,495,283	Term Loan, 5.16%, Maturing July 25, 2014	17,279,521
	Concentra, Inc.
	5,925,000	Term Loan, 6.02%, Maturing June 25, 2014	3,999,375
	CRC Health Corp.
	1,842,202	Term Loan, 6.01%, Maturing February 6, 2013	1,271,119
	3,876,023	Term Loan, 6.01%, Maturing February 6, 2013	2,674,456
	Dako Equity Project Delphi
	1,568,302	Term Loan, 6.01%, Maturing June 12, 2016	823,358
EUR	3,098,534	Term Loan, 7.43%, Maturing June 12, 2016	2,191,826
	DaVita, Inc.
	14,753,556	Term Loan, 4.67%, Maturing October 5, 2012	12,856,676
	Fresenius Medical Care Holdings
	6,698,766	Term Loan, 5.00%, Maturing March 31, 2013	5,707,349
	Gambro Holding AB
	1,292,918	Term Loan, 5.62%, Maturing June 5, 2014	818,848
	1,292,918	Term Loan, 6.12%, Maturing June 5, 2015	818,848
	Hanger Orthopedic Group, Inc.
	3,309,903	Term Loan, 5.18%, Maturing May 30, 2013	2,598,274
	HCA, Inc.
	37,531,815	Term Loan, 6.01%, Maturing November 18, 2013	31,066,960
	Health Management Association, Inc.
	22,826,749	Term Loan, 5.51%, Maturing February 28, 2014	16,092,858
	HealthSouth Corp.
	6,850,671	Term Loan, 5.50%, Maturing March 10, 2013	5,692,716
	Iasis Healthcare, LLC
	158,396	Term Loan, 4.58%, Maturing March 14, 2014	128,301
	592,501	Term Loan, 5.12%, Maturing March 14, 2014	479,925
	1,712,322	Term Loan, 5.12%, Maturing March 14, 2014	1,386,981
	Ikaria Acquisition, Inc.
	1,544,830	Term Loan, 5.67%, Maturing March 28, 2013	1,467,588
	IM U.S. Holdings, LLC
	6,586,376	Term Loan, 5.16%, Maturing June 26, 2014	4,862,939
	inVentiv Health, Inc.
	7,983,938	Term Loan, 5.52%, Maturing July 6, 2014	6,227,471
	Leiner Health Products, Inc.
	820,655	Term Loan, 8.75%, Maturing May 27, 2011(5)	779,623
	LifePoint Hospitals, Inc.
	11,519,064	Term Loan, 4.44%, Maturing April 15, 2012	9,712,011
	MultiPlan Merger Corp.
	3,333,806	Term Loan, 5.63%, Maturing April 12, 2013	2,625,372
	3,739,920	Term Loan, 5.63%, Maturing April 12, 2013	2,945,187

See notes to financial statements
26

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
National Mentor Holdings, Inc.
	484,400	Term Loan, 4.94%, Maturing June 29, 2013	$409,318
	7,981,874	Term Loan, 5.77%, Maturing June 29, 2013	6,744,684
Nyco Holdings
	2,859,137	Term Loan, 6.09%, Maturing December 29, 2014	1,521,061
EUR	5,268,945	Term Loan, 7.42%, Maturing December 29, 2014	3,672,558
	2,859,137	Term Loan, 6.84%, Maturing December 29, 2015	1,521,061
EUR	5,268,945	Term Loan, 8.17%, Maturing December 29, 2015	3,672,558
Psychiatric Solutions, Inc.
	991,190	Term Loan, 4.80%, Maturing May 31, 2014	814,015
RadNet Management, Inc.
	2,446,404	Term Loan, 7.06%, Maturing November 15, 2012	1,957,123
ReAble Therapeutics Finance, LLC
	9,181,633	Term Loan, 5.76%, Maturing November 16, 2013	6,932,133
Select Medical Holding Corp.
	1,000,000	Revolving Loan, 5.30%, Maturing February 24, 2010(2)	815,000
	4,640,310	Term Loan, 4.91%, Maturing February 24, 2012	3,573,039
Sunrise Medical Holdings, Inc.
	4,256,450	Term Loan, 7.90%, Maturing May 13, 2010	3,263,846
Vanguard Health Holding Co., LLC
	10,691,766	Term Loan, 5.74%, Maturing September 23, 2011	9,128,095
Viant Holdings, Inc.
	1,829,176	Term Loan, 6.02%, Maturing June 25, 2014	1,088,360
			$242,358,856
Home Furnishings — 1.6%
Dometic Corp.
	2,790,150	Term Loan, 6.42%, Maturing December 31, 2014	$2,092,612
	1,788,692	Term Loan, 6.92%, Maturing December 31, 2014	1,341,519
	421,159	Term Loan, 6.92%, Maturing December 31, 2014	315,869
Hunter Fan Co.
	3,612,211	Term Loan, 5.31%, Maturing April 16, 2014	2,022,838
Interline Brands, Inc.
	5,852,470	Term Loan, 4.75%, Maturing June 23, 2013	4,506,402
	3,064,113	Term Loan, 4.75%, Maturing June 23, 2013	2,359,367
National Bedding Co., LLC
	10,676,721	Term Loan, 5.35%, Maturing August 31, 2011	7,073,328
	1,500,000	Term Loan - Second Lien, 8.40%, Maturing August 31, 2012	945,000
Oreck Corp.
	4,190,876	Term Loan, 5.61%, Maturing February 2, 2012(3)	1,638,633
Sanitec, Ltd. Oy
EUR	4,394,410	Term Loan, 8.38%, Maturing April 7, 2013	3,197,176
EUR	4,394,410	Term Loan, 8.88%, Maturing April 7, 2014	3,215,849

Principal Amount*		Borrower/Tranche Description	Value
Home Furnishings (continued)
Sealy Mattress Co.
	3,000,000	Revolving Loan, 4.26%, Maturing April 6, 2012(2)	$2,670,000
	6,357,539	Term Loan, 4.62%, Maturing August 25, 2012	4,831,729
Simmons Co.
	18,290,235	Term Loan, 5.44%, Maturing December 19, 2011	12,986,067
	2,500,000	Term Loan, 8.35%, Maturing February 15, 2012	443,750
			$49,640,139
Industrial Equipment — 2.3%
CEVA Group PLC U.S.
	333,571	Term Loan, 6.75%, Maturing January 4, 2014	$267,690
	39,740	Term Loan, 6.76%, Maturing January 4, 2014	31,892
EUR	646,202	Term Loan, 7.53%, Maturing January 4, 2014	660,952
EUR	1,097,324	Term Loan, 7.53%, Maturing January 4, 2014	1,122,372
EUR	1,348,618	Term Loan, 7.53%, Maturing January 4, 2014	1,379,402
EUR	1,135,787	Term Loan, 8.14%, Maturing January 4, 2014	1,161,713
EPD Holdings (Goodyear Engineering Products)
	350,477	Term Loan, 5.50%, Maturing July 13, 2014	254,096
	9,377,156	Term Loan, 5.50%, Maturing July 13, 2014	6,798,438
	2,000,000	Term Loan - Second Lien, 8.75%, Maturing July 13, 2015	1,160,000
Flowserve Corp.
	3,597,953	Term Loan, 5.31%, Maturing August 10, 2012	3,220,168
FR Brand Acquisition Corp.
	9,057,050	Term Loan, 6.00%, Maturing February 7, 2014	6,883,358
Generac Acquisition Corp.
	7,763,516	Term Loan, 6.65%, Maturing November 7, 2013	4,903,957
Gleason Corp.
	1,518,056	Term Loan, 5.22%, Maturing June 30, 2013	1,297,938
	1,940,737	Term Loan, 5.22%, Maturing June 30, 2013	1,659,330
Heating Finance PLC (Baxi)
EUR	3,253,597	Term Loan, 7.97%, Maturing December 27, 2010(2)	2,778,404
GBP	2,068,692	Term Loan, 8.42%, Maturing December 27, 2010	1,827,758
Jason, Inc.
	1,912,045	Term Loan, 5.50%, Maturing April 30, 2010	1,491,395
John Maneely Co.
	13,276,263	Term Loan, 7.66%, Maturing December 8, 2013	9,791,244
KION Group GmbH
	2,250,000	Term Loan, 5.12%, Maturing December 23, 2014	1,397,250
	2,250,000	Term Loan, 5.62%, Maturing December 23, 2015	1,397,250
Polypore, Inc.
	1,999,803	Term Loan, 0.00%, Maturing July 3, 2013(2)	1,459,856
	16,248,989	Term Loan, 5.39%, Maturing July 3, 2014	12,674,211
EUR	1,100,565	Term Loan, 6.81%, Maturing July 3, 2014	1,143,221

See notes to financial statements
27

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Industrial Equipment (continued)
TFS Acquisition Corp.
4,400,101	Term Loan, 7.26%, Maturing August 11, 2013	$4,092,094
		$68,853,989
Insurance — 1.6%
Alliant Holdings I, Inc.
7,301,250	Term Loan, 6.76%, Maturing August 21, 2014	$5,037,862
CCC Information Services Group, Inc.
4,362,620	Term Loan, 6.02%, Maturing February 10, 2013	3,511,909
Conseco, Inc.
23,269,691	Term Loan, 5.00%, Maturing October 10, 2013	15,416,170
Crump Group, Inc.
6,248,670	Term Loan, 6.71%, Maturing August 4, 2014	4,655,259
Getty Images, Inc.
9,825,000	Term Loan, 8.05%, Maturing July 2, 2015	8,945,662
Hub International Holdings, Inc.
463,115	Term Loan, 6.26%, Maturing June 13, 2014	319,550
6,472,709	Term Loan, 6.26%, Maturing June 13, 2014	4,466,170
U.S.I. Holdings Corp.
7,035,937	Term Loan, 6.52%, Maturing May 4, 2014	5,118,645
		$47,471,227
Leisure Goods / Activities / Movies — 5.7%
24 Hour Fitness Worldwide, Inc.
2,952,002	Term Loan, 6.18%, Maturing June 8, 2012	$2,199,241
AMC Entertainment, Inc.
15,520,225	Term Loan, 5.01%, Maturing January 26, 2013	11,902,073
AMF Bowling Worldwide, Inc.
2,989,488	Term Loan, 5.35%, Maturing June 8, 2013	2,316,853
Bombardier Recreational Products
13,400,000	Term Loan, 6.16%, Maturing June 28, 2013	9,279,500
Carmike Cinemas, Inc.
3,251,838	Term Loan, 6.31%, Maturing May 19, 2012	2,609,600
5,300,251	Term Loan, 6.47%, Maturing May 19, 2012	4,253,452
Cedar Fair, L.P.
4,887,501	Term Loan, 5.12%, Maturing August 31, 2011	3,592,313
3,958,686	Term Loan, 5.12%, Maturing August 30, 2012	2,909,634
Cinemark, Inc.
25,340,700	Term Loan, 4.64%, Maturing October 5, 2013	19,427,878
Dave & Buster's, Inc.
815,456	Term Loan, 6.02%, Maturing March 8, 2013	668,674
2,076,170	Term Loan, 6.02%, Maturing March 8, 2013	1,702,460

Principal Amount*		Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Deluxe Entertainment Services
	5,197,190	Term Loan, 5.67%, Maturing January 28, 2011	$4,157,752
	271,434	Term Loan, 6.01%, Maturing January 28, 2011	217,147
	501,257	Term Loan, 6.01%, Maturing January 28, 2011	401,006
DW Funding, LLC
	4,261,099	Term Loan, 5.93%, Maturing April 30, 2011	3,728,461
Easton-Bell Sports, Inc.
	7,399,927	Term Loan, 5.29%, Maturing March 16, 2012	5,864,442
Fender Musical Instruments Corp.
	4,568,800	Term Loan, 5.17%, Maturing June 9, 2014	2,855,500
	1,310,034	Term Loan, 6.02%, Maturing June 9, 2014	818,771
Mega Blocks, Inc.
	1,886,143	Term Loan, 8.75%, Maturing July 26, 2012	1,084,532
Metro-Goldwyn-Mayer Holdings, Inc.
	44,882,903	Term Loan, 7.01%, Maturing April 8, 2012	22,693,918
National CineMedia, LLC
	13,250,000	Term Loan, 4.57%, Maturing February 13, 2015	9,230,838
Odeon
EUR	1,064,322	Term Loan, 8.27%, Maturing April 2, 2015	1,017,399
GBP	623,547	Term Loan, 8.27%, Maturing April 2, 2015	764,336
EUR	1,064,322	Term Loan, 7.84%, Maturing April 2, 2016	1,017,399
GBP	623,547	Term Loan, 8.65%, Maturing April 2, 2016	764,336
Regal Cinemas Corp.
	23,105,314	Term Loan, 5.26%, Maturing November 10, 2010	17,470,182
Revolution Studios Distribution Co., LLC
	5,951,442	Term Loan, 6.87%, Maturing December 21, 2014	4,939,697
Six Flags Theme Parks, Inc.
	14,390,064	Term Loan, 5.69%, Maturing April 30, 2015	9,425,492
Southwest Sports Group, LLC
	9,500,000	Term Loan, 6.31%, Maturing December 22, 2010	7,362,500
Universal City Development Partners, Ltd.
	8,996,088	Term Loan, 6.68%, Maturing June 9, 2011	7,736,635
WMG Acquisition Corp.
	390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	328,575
	12,380,548	Term Loan, 5.06%, Maturing February 28, 2011	10,028,244
Zuffa, LLC
	2,468,750	Term Loan, 5.81%, Maturing June 20, 2016	1,542,969
			$174,311,809
Lodging and Casinos — 2.9%
Choctaw Resort Development Enterprise
	2,960,870	Term Loan, 5.51%, Maturing November 4, 2011	$2,487,130
Dionysos Leisure Entertainment
EUR	1,500,000	Term Loan, 7.03%, Maturing June 30, 2014	1,402,004
EUR	1,500,000	Term Loan, 7.40%, Maturing June 30, 2015	1,402,004

See notes to financial statements
28

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Full Moon Holdco 3 Ltd.
GBP	1,500,000	Term Loan, 8.38%, Maturing November 20, 2014	$1,732,063
GBP	1,500,000	Term Loan, 8.88%, Maturing November 20, 2015	1,732,063
Gala Electric Casinos, Ltd.
GBP	5,000,000	Term Loan, 5.98%, Maturing December 12, 2012(2)	4,439,126
GBP	6,566,970	Term Loan, 7.83%, Maturing December 12, 2013	5,793,490
GBP	5,690,605	Term Loan, 8.33%, Maturing December 12, 2014	5,020,347
Green Valley Ranch Gaming, LLC
	7,035,660	Term Loan, 5.00%, Maturing February 16, 2014	3,517,830
Harrah's Operating Co.
	2,985,000	Term Loan, 6.45%, Maturing January 28, 2015	2,048,991
	2,985,000	Term Loan, 6.54%, Maturing January 28, 2015	2,054,259
Herbst Gaming, Inc.
	6,244,796	Term Loan, 10.50%, Maturing December 2, 2011	3,465,862
	2,482,768	Term Loan, 10.50%, Maturing December 2, 2011	1,377,936
Isle of Capri Casinos, Inc.
	4,853,450	Term Loan, 5.51%, Maturing November 30, 2013	3,292,255
	141,577	Term Loan, 5.51%, Maturing November 30, 2013	96,036
	3,402,879	Term Loan, 5.51%, Maturing November 30, 2013	2,308,285
LodgeNet Entertainment Corp.
	5,753,703	Term Loan, 5.77%, Maturing April 4, 2014	3,365,916
New World Gaming Partners, Ltd.
	9,697,552	Term Loan, 6.26%, Maturing June 30, 2014	4,848,776
	954,167	Term Loan, 6.55%, Maturing June 30, 2014	477,083
Penn National Gaming, Inc.
	13,768,775	Term Loan, 5.01%, Maturing October 3, 2012	11,512,224
Scandic Hotels
EUR	1,724,568	Term Loan, 6.80%, Maturing April 25, 2015	1,512,989
EUR	1,724,568	Term Loan, 7.30%, Maturing April 25, 2016	1,512,989
Venetian Casino Resort/Las Vegas Sands Inc.
	23,041,667	Term Loan, 5.52%, Maturing May 23, 2014	13,254,719
	8,984,150	Term Loan, 5.52%, Maturing May 14, 2014	5,168,132
VML US Finance, LLC
	3,333,333	Term Loan, 6.02%, Maturing May 25, 2012	2,141,667
	2,000,000	Term Loan, 6.02%, Maturing May 25, 2013	1,285,000
			$87,249,176
Nonferrous Metals / Minerals — 0.9%
Compass Minerals Group, Inc.
	1,286,731	Term Loan, 5.28%, Maturing December 22, 2012	$1,169,317
Euramax International, Inc.
	1,408,661	Term Loan, 8.00%, Maturing June 28, 2012	727,809
GBP	894,902	Term Loan, 10.60%, Maturing June 29, 2012	720,105

	Principal Amount*	Borrower/Tranche Description	Value
	Nonferrous Metals / Minerals (continued)
	Murray Energy Corp.
	7,599,536	Term Loan, 6.94%, Maturing January 28, 2010	$6,611,597
	Noranda Aluminum Acquisition
	1,955,586	Term Loan, 4.81%, Maturing May 18, 2014	1,564,469
	Novelis, Inc.
	2,014,321	Term Loan, 5.77%, Maturing June 28, 2014	1,438,225
	4,431,505	Term Loan, 5.77%, Maturing June 28, 2014	3,164,095
	Oxbow Carbon and Mineral Holdings
	1,361,188	Term Loan, 5.76%, Maturing May 8, 2014	986,861
	15,204,484	Term Loan, 5.76%, Maturing May 8, 2014	11,023,251
	Tube City IMS Corp.
	1,317,770	Term Loan, 5.76%, Maturing January 25, 2014	905,967
	162,162	Term Loan, 5.76%, Maturing January 25, 2014	111,486
			$28,423,182
	Oil and Gas — 1.5%
	Atlas Pipeline Partners, L.P.
	4,960,000	Term Loan, 5.68%, Maturing July 20, 2014	$4,079,600
	Citgo Petroleum Corp.
	4,815,195	Term Loan, 3.39%, Maturing November 15, 2012	3,599,358
	Dresser, Inc.
	6,094,561	Term Loan, 5.07%, Maturing May 4, 2014	4,435,701
	Dynegy Holdings, Inc.
	26,178,793	Term Loan, 4.62%, Maturing April 2, 2013	19,394,113
	1,281,362	Term Loan, 4.62%, Maturing April 2, 2013	949,275
	Enterprise GP Holdings, L.P.
	2,400,000	Term Loan, 6.68%, Maturing October 31, 2014	2,028,000
	Hercules Offshore, Inc.
	3,268,551	Term Loan, 5.64%, Maturing July 6, 2013	2,230,786
	Targa Resources, Inc.
	5,547,335	Term Loan, 5.14%, Maturing October 31, 2012	4,238,164
	4,983,805	Term Loan, 5.97%, Maturing October 31, 2012	3,807,627
			$44,762,624
	Publishing — 8.6%
	American Media Operations, Inc.
	19,538,711	Term Loan, 7.56%, Maturing January 31, 2013	$13,139,783
	Aster Zweite Beteiligungs GmbH
	6,825,000	Term Loan, 6.13%, Maturing September 27, 2013	4,282,687
EUR	708,499	Term Loan, 7.54%, Maturing September 27, 2013	573,416
	Black Press US Partnership
	917,429	Term Loan, 4.81%, Maturing August 2, 2013	600,916
	1,511,059	Term Loan, 4.81%, Maturing August 2, 2013	989,744

See notes to financial statements
29

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	CanWest MediaWorks, Ltd.
	7,307,500	Term Loan, 4.81%, Maturing July 10, 2014	$5,224,862
	Dex Media West, LLC
	6,355,000	Term Loan, 7.54%, Maturing October 24, 2014	3,539,735
	GateHouse Media Operating, Inc.
	13,275,000	Term Loan, 4.81%, Maturing August 28, 2014	3,274,504
	1,825,000	Term Loan, 4.98%, Maturing August 28, 2014	450,167
	7,750,000	Term Loan, 5.07%, Maturing August 28, 2014	3,584,375
	Hanley-Wood, LLC
	7,443,750	Term Loan, 5.28%, Maturing March 8, 2014	3,963,797
	Idearc, Inc.
	42,971,296	Term Loan, 5.74%, Maturing November 17, 2014	18,549,291
	Josten's Corp.
	2,000,000	Revolving Loan, 3.51%, Maturing October 4, 2009(2)	1,920,000
	Local Insight Regatta Holdings, Inc.
	1,745,625	Term Loan, 7.77%, Maturing April 23, 2015	1,443,051
	MediaNews Group, Inc.
	7,349,213	Term Loan, 5.82%, Maturing August 25, 2010	4,042,067
	3,351,985	Term Loan, 7.07%, Maturing August 2, 2013	1,759,792
	Mediannuaire Holding
EUR	7,000,000	Term Loan, 6.62%, Maturing October 24, 2013	4,868,778
EUR	1,937,631	Term Loan, 7.38%, Maturing October 10, 2014	1,101,033
EUR	1,937,631	Term Loan, 7.88%, Maturing October 10, 2015	1,101,033
	Merrill Communications, LLC
	10,274,457	Term Loan, 5.98%, Maturing February 9, 2009	6,678,397
	Nebraska Book Co., Inc.
	8,955,347	Term Loan, 6.38%, Maturing March 4, 2011	6,537,403
	Nelson Education, Ltd.
	297,000	Term Loan, 6.26%, Maturing July 5, 2014	245,025
	Newspaper Holdings, Inc.
	20,650,000	Term Loan, 4.38%, Maturing July 24, 2014	14,455,000
	Nielsen Finance, LLC
	35,008,125	Term Loan, 4.80%, Maturing August 9, 2013	25,520,923
	Philadelphia Newspapers, LLC
	5,002,642	Term Loan, 7.25%, Maturing June 29, 2013	1,500,793
	R.H. Donnelley Corp.
	27,246,954	Term Loan, 6.85%, Maturing June 30, 2010	17,307,483
	6,330,158	Term Loan, 6.76%, Maturing June 30, 2011	4,138,341
	Reader's Digest Association, Inc. (The)
	8,000,000	Revolving Loan, 4.50%, Maturing March 2, 2013(2)	4,840,000
	36,412,932	Term Loan, 5.23%, Maturing March 2, 2014	18,570,595
	Seat Pagine Gialle SpA
EUR	6,526,833	Term Loan, 4.61%, Maturing May 25, 2012	5,690,043
	SGS International, Inc.
	980,959	Term Loan, 6.27%, Maturing December 30, 2011	721,005
	1,108,751	Term Loan, 6.27%, Maturing December 30, 2011	814,932

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Source Interlink Companies, Inc.
	4,974,811	Term Loan, 6.47%, Maturing August 1, 2014	$3,357,997
Source Media, Inc.
	10,428,574	Term Loan, 8.77%, Maturing November 8, 2011	7,039,287
Springer Science+Business Media
	1,408,469	Term Loan, 5.13%, Maturing May 5, 2010	1,197,198
	8,560	Term Loan, 6.14%, Maturing May 5, 2011	6,013
	1,759,273	Term Loan, 6.51%, Maturing May 5, 2012	1,235,889
	1,508,560	Term Loan, 6.51%, Maturing May 5, 2012	1,059,763
Star Tribune Co. (The)
	8,196,250	Term Loan, 5.05%, Maturing March 5, 2014(5)	2,602,309
Thomas Nelson, Inc.
	1,595,047	Term Loan, 5.75%, Maturing June 12, 2012	1,284,013
TL Acquisitions, Inc.
	2,969,500	Term Loan, 5.62%, Maturing July 5, 2014	2,228,776
Trader Media Corp.
GBP	17,310,500	Term Loan, 8.26%, Maturing March 23, 2015	14,416,853
Tribune Co.
	4,790,857	Term Loan, 7.08%, Maturing May 17, 2009	3,770,405
	14,924,623	Term Loan, 6.00%, Maturing May 17, 2014	5,522,111
	8,553,067	Term Loan, 6.00%, Maturing May 17, 2014	3,840,327
World Directories Acquisition
EUR	8,776,758	Term Loan, 6.72%, Maturing May 31, 2014	6,823,715
Xsys, Inc.
	7,701,575	Term Loan, 6.13%, Maturing September 27, 2013	4,832,738
EUR	2,750,000	Term Loan, 7.54%, Maturing September 27, 2013	2,225,683
EUR	791,501	Term Loan, 7.54%, Maturing September 27, 2013	640,593
	7,866,565	Term Loan, 6.13%, Maturing September 27, 2014	4,936,269
EUR	2,750,000	Term Loan, 7.54%, Maturing September 27, 2014	2,225,683
EUR	1,000,000	Term Loan - Second Lien, 9.37%, Maturing September 27, 2015	414,229
Yell Group, PLC
	19,025,000	Term Loan, 6.12%, Maturing February 10, 2013	13,127,250
			$264,216,072
Radio and Television — 5.1%
Block Communications, Inc.
	6,909,637	Term Loan, 5.27%, Maturing December 22, 2011	$5,562,258
Citadel Broadcasting Corp.
	32,925,000	Term Loan, 5.07%, Maturing June 12, 2014	17,944,125
CMP Susquehanna Corp.
	2,000,000	Term Loan, 5.06%, Maturing May 5, 2011(2)	1,510,000
	10,173,184	Term Loan, 5.17%, Maturing May 5, 2013	4,577,933
Cumulus Media, Inc.
	14,268,940	Term Loan, 4.76%, Maturing June 11, 2014	8,311,658

See notes to financial statements
30

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	Discovery Communications, Inc.
	6,462,938	Term Loan, 5.76%, Maturing April 30, 2014	$5,357,776
	Emmis Operating Co.
	6,027,289	Term Loan, 5.54%, Maturing November 2, 2013	3,465,691
	Entravision Communications Corp.
	897,560	Term Loan, 6.38%, Maturing September 29, 2013	616,325
	Gray Television, Inc.
	8,700,058	Term Loan, 5.04%, Maturing January 19, 2015	4,959,033
	HIT Entertainment, Inc.
	1,445,882	Term Loan, 4.80%, Maturing March 20, 2012	903,676
	Local TV Finance, LLC
	1,975,000	Term Loan, 4.87%, Maturing May 7, 2013	1,194,875
	NEP II, Inc.
	5,313,997	Term Loan, 6.01%, Maturing February 16, 2014	3,905,788
	Nexstar Broadcasting, Inc.
	10,874,645	Term Loan, 5.51%, Maturing October 1, 2012	7,557,878
	8,310,941	Term Loan, 5.51%, Maturing October 1, 2012	5,776,104
	NextMedia Operating, Inc.
	690,164	Term Loan, 7.26%, Maturing November 15, 2012	472,762
	307,803	Term Loan, 8.28%, Maturing November 15, 2012	210,845
	PanAmSat Corp.
	6,420,136	Term Loan, 6.65%, Maturing January 3, 2014	5,328,713
	6,418,195	Term Loan, 6.65%, Maturing January 3, 2014	5,327,102
	6,418,195	Term Loan, 6.65%, Maturing January 3, 2014	5,327,102
	Paxson Communications Corp.
	14,925,000	Term Loan, 8.00%, Maturing January 15, 2012	8,283,375
	Raycom TV Broadcasting, LLC
	8,333,373	Term Loan, 3.69%, Maturing June 25, 2014	6,875,032
	Spanish Broadcasting System, Inc.
	11,785,273	Term Loan, 5.52%, Maturing June 10, 2012	5,465,420
	Tyrol Acquisition 2 SAS
EUR	6,300,000	Term Loan, 6.50%, Maturing January 19, 2015	4,898,096
EUR	6,300,000	Term Loan, 7.40%, Maturing January 19, 2016	4,898,096
	Univision Communications, Inc.
	6,219,313	Term Loan - Second Lien, 5.50%, Maturing March 29, 2009	5,457,447
	45,733,221	Term Loan, 5.25%, Maturing September 29, 2014	24,856,006
	Young Broadcasting, Inc.
	8,305,988	Term Loan, 6.30%, Maturing November 3, 2012	5,492,334
	975,000	Term Loan, 6.56%, Maturing November 3, 2012	644,719
			$155,180,169
	Rail Industries — 0.4%
	Kansas City Southern Railway Co.
	7,916,324	Term Loan, 5.21%, Maturing April 26, 2013	$6,847,620
	1,975,000	Term Loan, 5.06%, Maturing April 28, 2013	1,678,750

Principal Amount*		Borrower/Tranche Description	Value
Rail Industries (continued)
Rail America, Inc.
	243,200	Term Loan, 7.88%, Maturing August 14, 2009	$217,664
	3,756,800	Term Loan, 7.88%, Maturing August 13, 2010	3,362,336
			$12,106,370
Retailers (Except Food and Drug) — 2.1%
American Achievement Corp.
	4,418,922	Term Loan, 5.07%, Maturing March 25, 2011	$3,977,029
Amscan Holdings, Inc.
	4,407,875	Term Loan, 5.41%, Maturing May 25, 2013	3,305,906
Claire's Stores, Inc.
	5,996,762	Term Loan, 5.85%, Maturing May 24, 2014	2,975,893
Cumberland Farms, Inc.
	2,872,976	Term Loan, 5.26%, Maturing September 29, 2013	2,370,205
Harbor Freight Tools USA, Inc.
	7,972,206	Term Loan, 5.43%, Maturing July 15, 2010	5,739,989
Josten's Corp.
	5,046,422	Term Loan, 5.17%, Maturing October 4, 2011	4,207,454
Mapco Express, Inc.
	3,209,939	Term Loan, 5.93%, Maturing April 28, 2011	2,006,212
Neiman Marcus Group, Inc.
	1,742,467	Term Loan, 4.57%, Maturing April 5, 2013	1,324,820
Orbitz Worldwide, Inc.
	9,657,475	Term Loan, 6.39%, Maturing July 25, 2014	6,204,928
Oriental Trading Co., Inc.
	2,000,000	Term Loan - Second Lien, 9.12%, Maturing January 31, 2013	833,334
	13,291,547	Term Loan, 5.25%, Maturing July 31, 2013	8,157,687
Rent-A-Center, Inc.
	5,877,295	Term Loan, 4.95%, Maturing November 15, 2012	4,760,609
Rover Acquisition Corp.
	1,960,050	Term Loan, 5.74%, Maturing October 26, 2013	1,475,918
Savers, Inc.
	2,775,838	Term Loan, 5.75%, Maturing August 11, 2012	2,192,912
	3,036,743	Term Loan, 5.75%, Maturing August 11, 2012	2,399,027
The Yankee Candle Company, Inc.
	6,171,985	Term Loan, 5.76%, Maturing February 6, 2014	4,166,090
Vivarte
EUR	5,688,988	Term Loan, 7.20%, Maturing May 29, 2015	3,159,319
EUR	247,396	Term Loan, 7.20%, Maturing May 29, 2015	137,389
EUR	63,616	Term Loan, 7.20%, Maturing May 29, 2015	35,329
EUR	5,688,988	Term Loan, 7.70%, Maturing May 29, 2016	3,159,319
EUR	247,396	Term Loan, 7.70%, Maturing May 29, 2016	137,389
EUR	63,616	Term Loan, 7.70%, Maturing May 29, 2016	35,328
			$62,762,086

See notes to financial statements
31

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Steel — 0.1%
	Algoma Acquisition Corp.
	2,313,070	Term Loan, 6.00%, Maturing June 20, 2013	$1,873,586
			$1,873,586
	Surface Transport — 0.4%
	Delphi Acquisition Holding, Inc.
	282,788	Term Loan, 5.05%, Maturing April 10, 2015	$173,915
	1,183,488	Term Loan, 6.01%, Maturing April 10, 2015	727,845
	1,466,276	Term Loan, 6.64%, Maturing April 10, 2016	901,760
	Ozburn-Hessey Holding Co., LLC
	3,877,326	Term Loan, 6.61%, Maturing August 9, 2012	3,470,207
	Swift Transportation Co., Inc.
	6,000,000	Term Loan, 4.09%, Maturing May 10, 2012	3,829,998
	8,084,884	Term Loan, 6.06%, Maturing May 10, 2014	4,689,233
			$13,792,958
	Telecommunications — 3.6%
	Alaska Communications Systems Holdings, Inc.
	2,612,663	Term Loan, 5.51%, Maturing February 1, 2012	$2,138,029
	8,111,697	Term Loan, 5.51%, Maturing February 1, 2012	6,638,070
	Alltell Communication
	6,964,824	Term Loan, 5.32%, Maturing May 16, 2014	6,647,925
	7,766,500	Term Loan, 5.50%, Maturing May 16, 2015	7,434,001
	Asurion Corp.
	16,000,000	Term Loan, 6.06%, Maturing July 13, 2012	11,973,328
	2,000,000	Term Loan - Second Lien, 10.84%, Maturing January 13, 2013	1,346,666
	BCM Luxembourg, Ltd.
EUR	2,500,000	Term Loan, 6.38%, Maturing September 30, 2014	2,032,200
EUR	2,500,000	Term Loan, 6.63%, Maturing September 30, 2015	2,032,200
	Cellular South, Inc.
	2,981,250	Term Loan, 4.75%, Maturing May 29, 2014	2,519,156
	6,852,003	Term Loan, 5.08%, Maturing May 29, 2014	5,789,943
	Centennial Cellular Operating Co., LLC
	4,500,000	Revolving Loan, 0.00%, Maturing February 9, 2010(2)	3,982,500
	9,147,788	Term Loan, 5.64%, Maturing February 9, 2011	7,867,097
	CommScope, Inc.
	12,293,609	Term Loan, 6.10%, Maturing November 19, 2014	9,466,079
	FairPoint Communications, Inc.
	4,100,000	Term Loan, 5.75%, Maturing March 31, 2015	2,895,625
	Intelsat Subsidiary Holding Co.
	7,656,094	Term Loan, 6.65%, Maturing July 3, 2013	6,344,988

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	IPC Systems, Inc.
	9,134,375	Term Loan, 6.01%, Maturing May 31, 2014	$4,727,039
GBP	3,413,946	Term Loan, 8.56%, Maturing May 31, 2014	2,747,117
	Macquarie UK Broadcast Ventures, Ltd.
GBP	6,867,100	Term Loan, 7.67%, Maturing December 26, 2014	8,661,665
	NTelos, Inc.
	5,835,022	Term Loan, 5.37%, Maturing August 24, 2011	5,022,980
	Palm, Inc.
	5,791,500	Term Loan, 7.27%, Maturing April 24, 2014	3,243,240
	Telesat Canada, Inc.
	4,640,019	Term Loan, 6.34%, Maturing October 22, 2014	3,553,480
	398,514	Term Loan, 6.59%, Maturing October 22, 2014	305,195
	Windstream Corp.
	4,333,187	Term Loan, 6.05%, Maturing July 17, 2013	3,787,747
			$111,156,270
	Utilities — 1.7%
	AEI Finance Holding, LLC
	1,604,820	Revolving Loan, 6.76%, Maturing March 30, 2012	$1,067,205
	10,429,675	Term Loan, 6.76%, Maturing March 30, 2014	6,935,734
	BRSP, LLC
	13,750,825	Term Loan, 5.86%, Maturing July 13, 2009	9,823,590
	Covanta Energy Corp.
	2,909,601	Term Loan, 3.95%, Maturing February 9, 2014	2,424,667
	4,831,525	Term Loan, 4.63%, Maturing February 9, 2014	4,026,269
	NRG Energy, Inc.
	8,553,146	Term Loan, 5.26%, Maturing June 1, 2014	7,448,362
	17,415,269	Term Loan, 5.26%, Maturing June 1, 2014	15,165,791
	NSG Holdings, LLC
	202,483	Term Loan, 4.32%, Maturing June 15, 2014	157,937
	1,474,705	Term Loan, 4.32%, Maturing June 15, 2014	1,150,270
	TXU Texas Competitive Electric Holdings Co., LLC
	4,261,750	Term Loan, 6.44%, Maturing October 10, 2014	3,327,361
	1,286,788	Term Loan, 6.66%, Maturing October 10, 2014	1,009,413
			$52,536,599
Total Senior Floating-Rate Interests (identified cost $4,393,174,631)			$3,064,536,920

See notes to financial statements
32

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Corporate Bonds & Notes — 0.3%
Principal Amount (000's omitted)	Security	Value
Commercial Services — 0.0%
Environmental Systems Products, Inc., Junior Notes (PIK)
$1,346	18.00%, 3/31/15(3)	$107,680
		$107,680
Electronics / Electrical — 0.1%
NXP BV/NXP Funding, LLC, Variable Rate
$6,300	7.503%, 10/15/13	$2,795,625
		$2,795,625
Radio and Television — 0.1%
Paxson Communications Corp., Variable Rate
$3,000	8.003%, 1/15/12(6)	$1,665,000
		$1,665,000
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
$5,850	6.069%, 6/15/13	$4,270,500
		$4,270,500
Total Corporate Bonds & Notes (identified cost $15,169,200)		$8,838,505
Common Stocks — 0.0%
Shares	Security	Value
Automotive — 0.0%
105,145	Hayes Lemmerz International(8)	$139,843
		$139,843
Commercial Services — 0.0%
2,484	Environmental Systems Products Holdings, Inc.(3)(8)(9)	$0
		$0
Total Common Stocks (identified cost $1,051,450)		$139,843

Asset Backed Securities — 0.3%
Principal Amount (000's omitted)	Security	Value
Alzette European CLO SA, Series 2004-1A, Class E2,
$955	11.86%, 12/15/20(6)(7)	$675,576
Assemblies of God Financial Real Estate, Series 2004-1A, Class A,
4,234	4.954%, 6/15/29(6)(7)	3,673,526
Avalon Capital Ltd. 3, Series 1A, Class D,
1,140	4.761%, 2/24/19(6)(7)	446,082
Babson Ltd., Series 2005-1A, Class C1,
1,500	6.703%, 4/15/19(6)(7)	516,300
Bryant Park CDO Ltd., Series 2005-1A, Class C,
1,500	6.803%, 1/15/19(6)(7)	540,300
Carlyle High Yield Partners, Series 2004-6A, Class C,
1,500	5.253%, 8/11/16(6)(7)	614,400
Centurion CDO 8 Ltd., Series 2005-8A, Class D,
1,000	8.315%, 3/8/17(7)	438,500
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D,
2,000	6.769%, 1/15/18(6)(7)	693,800
Total Asset Backed Securities (identified cost $13,771,129)		$7,598,484
Preferred Stocks — 0.0%
Shares	Security	Value
Automotive — 0.0%
350	Hayes Lemmerz International(8)(9)	$2,593
		$2,593
Commercial Services — 0.0%
1,138	Environmental Systems Products Holdings, Series A(3)(8)(9)	$26,140
		$26,140
Total Preferred Stocks (identified cost $37,415)		$28,733
Closed-End Investment Companies — 0.0%
Shares	Security	Value
4,000	Pioneer Floating Rate Trust	$37,440
Total Closed-End Investment Companies (identified cost $72,148)		$37,440

See notes to financial statements
33

Floating Rate Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 2.9%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(10)	$89,685	$89,684,741
Total Short-Term Investments (identified cost $89,684,741)		$89,684,741
Total Investments — 103.8% (identified cost $4,512,961,904)		$3,170,864,966
Less Unfunded Loan Commitments — (2.1)%		$(64,511,676)
Net Investments — 101.6% (identified cost $4,448,449,038)		$3,106,353,290
Other Assets, Less Liabilities — (1.6)%		$(50,142,942)
Net Assets — 100.0%		$3,056,210,348

DIP - Debtor in Possession

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  This Senior Loan will settle after October 31, 2008, at which time the interest rate will be determined.

(5)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $8,824,984 or 0.3% of the Portfolio's net assets.

(7)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(8)  Non-income producing security.

(9)  Restricted security.

(10)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
34

Floating Rate Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $4,358,764,297)	$3,016,668,549
Affiliated investment, at value (identified cost, $89,684,741)	89,684,741
Cash	6,680,852
Foreign currency, at value (identified cost, $427,630)	422,266
Receivable for investments sold	12,925,104
Dividends and interest receivable	26,264,772
Interest receivable from affiliated investment	59,234
Receivable for open forward foreign currency contracts	5,655,728
Receivable for closed swap contracts	29,078
Other assets	460,063
Total assets	$3,158,850,387
Liabilities
Demand note payable	$95,000,000
Payable for investments purchased	5,635,000
Payable to affiliate for investment adviser fee	1,486,533
Payable to affiliate for Trustees' fees	4,208
Accrued expenses	514,298
Total liabilities	$102,640,039
Net Assets applicable to investors' interest in Portfolio	$3,056,210,348
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$4,390,444,310
Net unrealized depreciation (computed on the basis of identified cost)	(1,334,233,962)
Total	$3,056,210,348

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest	$330,634,108
Dividends	8,326
Interest income allocated from affiliated investment	1,994,996
Expenses allocated from affiliated investment	(290,973)
Total investment income	$332,346,457
Expenses
Investment adviser fee	$23,832,329
Trustees' fees and expenses	42,363
Legal and accounting services	855,248
Custodian fee	601,363
Interest expense	6,467,294
Miscellaneous	267,400
Total expenses	$32,065,997
Deduct — Reduction of custodian fee	$41,071
Total expense reductions	$41,071
Net expenses	$32,024,926
Net investment income	$300,321,531
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(117,374,984)
Swap contracts	557,608
Foreign currency and forward foreign currency exchange contract transactions	56,156,256
Net realized loss	$(60,661,120)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(1,244,749,851)
Swap contracts	(1,169,695)
Foreign currency and forward foreign currency exchange contracts	12,061,061
Net change in unrealized appreciation (depreciation)	$(1,233,858,485)
Net realized and unrealized loss	$(1,294,519,605)
Net decrease in net assets from operations	$(994,198,074)

See notes to financial statements
35

Floating Rate Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$300,321,531	$532,790,844
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(60,661,120)	(77,108,718)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(1,233,858,485)	(134,160,493)
Net increase (decrease) in net assets from operations	$(994,198,074)	$321,521,633
Capital transactions — Contributions	$1,218,146,557	$3,205,618,648
Withdrawals	(4,019,337,678)	(4,106,033,877)
Net decrease in net assets from capital transactions	$(2,801,191,121)	$(900,415,229)
Net decrease in net assets	$(3,795,389,195)	$(578,893,596)
Net Assets
At beginning of year	$6,851,599,543	$7,430,493,139
At end of year	$3,056,210,348	$6,851,599,543

See notes to financial statements
36

Floating Rate Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007	2006	2005	2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.70%	0.58%	0.54%	0.54%	0.56%
Net investment income	6.50%	6.94%	6.44%	4.68%	3.27%
Portfolio Turnover	7%	61%	50%	57%	67%
Total Return	(22.24)%	4.62%	6.36%	4.77%	3.93%
Net assets, end of year (000's omitted)	$3,056,210	$6,851,600	$7,430,493	$6,506,058	$5,389,638

(1)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
37

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Diversified Income Fund, and Eaton Vance Low Duration Fund held an interest of 65.0%, 16.2%, 13.0%, 3.0%, and 0.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Debt obligation, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Credit default swaps are generally valued by a broker-dealer (usually the counterparty for the agreement). Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR),

38

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the

39

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.575% of the Portfolio's average daily net assets up $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $24,109,418 of which $277,089 was allocated from Cash Management and $23,832,329 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.52% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

40

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $304,834,703 and $2,795,982,026, respectively, for the year ended October 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,448,683,412
Gross unrealized appreciation	$298,177
Gross unrealized depreciation	(1,342,628,299)
Net unrealized depreciation	$(1,342,330,122)

The net unrealized appreciation on foreign currency and forward foreign currency exchange contracts on a federal tax basis was $2,206,058.

5  Restricted Securities

At October 31, 2008, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost		Value
Environmental Systems Products Holdings, Inc.	10/25/00	2,484	$0	(1)	$0
Environmental Systems Products Holdings Preferred, Series A	10/25/07	1,138	19,915		26,140
Hayes Lemmerz International	6/23/03	350	17,500		2,593
Total Restricted Securities			$37,415		$28,733

(1)  Less than $0.50.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In exchange for	Net Unrealized Appreciation
11/28/2008	British Pound Sterling	United States Dollar
	51,166,298	83,747,462	$1,525,778
11/28/2008	Euro 177,086,674	United States Dollar 229,348,494	3,852,330
11/28/2008	Swiss Franc 12,331,250	United States Dollar 10,914,059	277,620
			$5,655,728

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $1 billion ($1.5 billion prior to March 24, 2008) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.07% prior to March 24, 2008) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At October 31,

41

Floating Rate Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

2008, the Portfolio had a balance outstanding pursuant to this line of credit of $95,000,000 at an interest rate of 3.59%. Average borrowings and the average interest rate for the year ended October 31, 2008 were $140,669,399 and 4.16%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign stock markets, broker-dealers and issuers than in the United States.

9  Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

10  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

42

Floating Rate Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2008, by correspondence with the custodian, brokers, and selling agent banks; where replies were not received from brokers and selling agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

43

Eaton Vance Floating-Rate & High Income Fund
Floating Rate Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Floating-Rate & High Income Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	78,203,353	989,580
Thomas E. Faust Jr.	78,200,116	992,817
Allen R. Freedman	78,197,439	995,495
William H. Park	78,181,688	1,011,245
Ronald A. Pearlman	78,190,289	1,002,644
Helen Frame Peters	78,190,231	1,002,702
Heidi L. Steiger	78,194,249	998,684
Lynn A. Stout	78,178,230	1,014,703
Ralph F. Verni	78,170,718	1,022,216

Each nominee was also elected a Trustee of the Floating Rate Portfolio.

Floating Rate Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	97%	1%
Thomas E. Faust Jr.	97%	1%
Allen R. Freedman	97%	1%
William H. Park	97%	1%
Ronald A. Pearlman	97%	1%
Helen Frame Peters	97%	1%
Heidi L. Steiger	97%	1%
Lynn A. Stout	97%	1%
Ralph F. Verni	97%	1%

Results are rounded to the nearest whole number.

44

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

45

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the Floating Rate Portfolio and the High Income Opportunities Portfolio (formerly, High Income Portfolio), the portfolios in which the Eaton Vance Floating-Rate & High Income Fund (the "Fund") invests (the "Portfolios"), each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating rate loans. For both Portfolios, the Board noted the experience of the Adviser's large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

46

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board also considered the performance of the underlying Portfolios. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

47

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP) and High Income Opportunities Portfolio (HIOP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

48

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust and HIOP since 1998 and of FRP since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of HIOP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

49

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Scott H. Page 11/30/59	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of HIOP	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of FRP since 2000 and HIOP since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

50

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Investment Adviser of Floating Rate Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate & High Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

811-12/08  FRHSRC

Annual Report October 31, 2008

EATON VANCE
GOVERNMENT
OBLIGATIONS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Government Obligations Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Susan Schiff, CFA
Portfolio Manager

Economic and Market Conditions

•    The year ended October 31, 2008 featured unusually high volatility in all fixed-income markets. What began in 2007 as a reaction to inopportune subprime lending, grew during the course of 2008 into a major economic and market dislocation. Like all fixed-income markets, the MBS market featured significant spread widening during the year. MBS spreads widened by around 200 basis points (2.00%), ending at approximately 300 basis points (3.00%) over Treasuries at October 31, 2008. That spread widening was true of generic and seasoned agency MBS alike. In a flight-to-quality, there was less buying activity within the MBS sector, as increasingly risk-averse investors favored cash and Treasury bonds. Widespread deleveraging and forced selling by hedge funds and other institutional investors exerted further pressure on the MBS market. Foreign investors, who had been prominent buyers of MBS in recent years, opted instead for Treasury bonds. To add much-needed liquidity, the Federal Reserve lowered its Federal Funds rate – a key short-term interest rate benchmark – to 1.00%, as of October 31, 2008.

•    As the housing crisis deepened and foreclosures rose, Fannie Mae and Freddie Mac – government-sponsored enterprises and two of the nation’s largest guarantors of mortgage securities – suffered losses. In September 2008, the Treasury announced its intent to purchase MBS, while adding capital and a line of credit to Fannie Mae and Freddie Mac. In the wake of these actions, the MBS market stabilized.

Management Discussion

•    During the year ended October 31, 2008, the Fund(1) continued to focus on seasoned, fixed-rate agency MBS. A significant portion of the Fund’s MBS are FHA- or VA-guaranteed, representing full government guarantees as to principal and interest payments. In addition, because these mortgages were typically originated in the 1980’s or 1990’s, homeowners have built considerable equity over time in their homes. As a result, these mortgages have a relatively low loan-to-value ratio and more predictable cash flows than generic MBS. In addition, the loans are guaranteed by government agencies.

•    The Fund’s largest MBS weightings remained in seasoned, fixed-rated 30-year U.S. Government Agency MBS, with a smaller weighting in seasoned fixed-rate 10-, 15- and 20-year MBS. The Fund also had a modest weighting in seasoned U.S. government agency adjustable-rate mortgage-backed securities (ARMs). The spread widening that characterized the MBS market during the year was the primary reason for the Fund’s underperformance of its benchmark, which is more heavily weighted toward Treasury securities. Nonetheless, management continued to believe that agency securities represented an attractive asset class for the Fund, particularly the seasoned MBS on which the Fund focused.

•    Prepayment rates for the Fund’s seasoned MBS were lower during the fiscal year, as homeowners were less motivated to refinance their mortgages. The Portfolio’s duration was 3.78 years at October 31, 2008, slightly higher than 3.41 years at October 31, 2007. Duration indicates price sensitivity to changes in interest rates of a fixed-income security or portfolio based on the timing of anticipated principal and interest payments. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

Eaton Vance Government Obligations Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(2)	4.45%
Class B(2)	3.67%
Class C(2)	3.67%
Class R(2)	4.33%
Barclays Capital Intermediate Government Bond Index(3)*	7.26%
Lipper Short-Intermediate U.S. Government Funds Average(3)	3.35%

Please refer to page 2 for additional performance information.

(1)

The Fund currently invests in a separate registered investment company, Government Obligations Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at net asset value (NAV).

(3)

*Formerly called Lehman Brothers Intermediate Government Bond Index. It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Government Obligations Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Barclays Capital Intermediate Government Bond Index (formerly called Lehman Brothers Intermediate Government Bond Index), an unmanaged index of U.S. government bonds with maturities from one up to (but not including) 10 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the Barclays Capital Intermediate Government Bond Index. The chart also offers a comparison with the Lipper Short-Intermediate U.S. Government Funds Classification, the Fund’s peer Classification. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)

	Class A	Class B	Class C	Class R
Class Share Symbol	EVGOX	EMGOX	ECGOX	ERGOX

Average Annual Total Returns (at net asset value)
One Year	4.45%	3.67%	3.67%	4.33%
Five Years	3.63	2.86	2.83	N.A.
Ten Years	4.44	3.65	3.63	N.A.
Life of Fund†	6.98	4.10	4.01	3.99

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.55%	-1.30%	2.68%	4.33%
Five Years	2.64	2.54	2.83	N.A.
Ten Years	3.94	3.65	3.63	N.A.
Life of Fund†	6.76	4.10	4.01	3.99

† Inception Dates – Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93; Class R: 8/12/05

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual

Operating Expenses(2)

	Class A	Class B	Class C	Class R

Expense Ratio	1.22%	1.97%	1.97%	1.47%

(2)          From the Fund’s prospectus dated 3/1/08.

* Sources: Lipper Inc. Class A of the Fund commenced operations on 8/24/84.

A $10,000 hypothetical investment at net asset value in Class B shares on 10/31/98, Class C shares on 10/31/98 and Class R shares on 8/12/05 would have been valued at $14,319, $14,283 and $11,342, respectively, on 10/31/08. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest directly in an Index or Classification.

Portfolio Composition

Diversification by Sectors(3)

By total investments

(3)          As a percentage of the Portfolio’s total investments as of 10/31/08.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Government Obligations Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Government Obligations Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$1,007.70	$6.11
Class B	$1,000.00	$1,003.80	$9.87
Class C	$1,000.00	$1,003.80	$9.87
Class R	$1,000.00	$1,007.70	$7.32
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.14
Class B	$1,000.00	$1,015.30	$9.93
Class C	$1,000.00	$1,015.30	$9.93
Class R	$1,000.00	$1,017.80	$7.35

* Expenses are equal to the Fund's annualized expense ratio of 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares and 1.45% for Class R shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance Government Obligations Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Government Obligations Portfolio, at value (identified cost, $691,071,120)	$682,391,184
Receivable for Fund shares sold	2,541,427
Total assets	$684,932,611
Liabilities
Payable for Fund shares redeemed	$2,147,223
Dividends payable	843,803
Payable to affiliate for distribution and service fees	341,763
Payable to affiliate for Trustees' fees	1,850
Accrued expenses	170,371
Total liabilities	$3,505,010
Net Assets	$681,427,601
Sources of Net Assets
Paid-in capital	$907,423,686
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(216,714,653)
Accumulated distributions in excess of net investment income	(601,496)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(8,679,936)
Total	$681,427,601
Class A Shares
Net Assets	$362,311,315
Shares Outstanding	50,933,767
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.11
Maximum Offering Price Per Share (100 ÷ 95.25 of $7.11)	$7.46
Class B Shares
Net Assets	$146,986,833
Shares Outstanding	20,663,594
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.11
Class C Shares
Net Assets	$171,302,264
Shares Outstanding	24,111,786
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.10
Class R Shares
Net Assets	$827,189
Shares Outstanding	116,725
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.09
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest allocated from Portfolio	$31,808,170
Securities lending income allocated from Portfolio, net	314,946
Expenses allocated from Portfolio	(4,866,292)
Net investment income from Portfolio	$27,256,824
Expenses
Trustees' fees and expenses	$3,544
Distribution and service fees Class A	767,484
Class B	1,562,320
Class C	1,425,077
Class R	2,440
Transfer and dividend disbursing agent fees	584,144
Printing and postage	88,183
Registration fees	60,882
Custodian fee	49,799
Legal and accounting services	41,410
Miscellaneous	28,166
Total expenses	$4,613,449
Net investment income	$22,643,375
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Financial futures contracts	$6,883,425
Net realized gain	$6,883,425
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(7,276,356)
Financial futures contracts	(2,657,814)
Net change in unrealized appreciation (depreciation)	$(9,934,170)
Net realized and unrealized loss	$(3,050,745)
Net increase in net assets from operations	$19,592,630

See notes to financial statements
4

Eaton Vance Government Obligations Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$22,643,375	$20,666,810
Net realized gain from investment transactions and financial futures contracts	6,883,425	592,070
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(9,934,170)	2,808,558
Net increase in net assets from operations	$19,592,630	$24,067,438
Distributions to shareholders — From net investment income Class A	$(15,519,589)	$(13,358,253)
Class B	(6,781,462)	(8,706,645)
Class C	(6,148,590)	(5,508,440)
Class R	(23,112)	(11,417)
Tax return of capital Class A	—	(63,516)
Class B	—	(47,861)
Class C	—	(30,301)
Class R	—	(57)
Total distributions to shareholders	$(28,472,753)	$(27,726,490)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$212,119,920	$54,748,746
Class B	34,528,345	9,336,024
Class C	106,275,591	23,087,184
Class R	843,401	138,431
Net asset value of shares issued to shareholders in payment of distributions declared Class A	10,314,729	7,984,409
Class B	3,996,964	4,862,045
Class C	3,623,958	2,865,786
Class R	19,318	11,459
Cost of shares redeemed Class A	(109,962,134)	(77,852,552)
Class B	(43,283,489)	(55,971,358)
Class C	(51,459,693)	(39,660,593)
Class R	(260,466)	(138,288)
Net asset value of shares exchanged Class A	9,439,980	10,603,172
Class B	(9,439,980)	(10,603,172)
Net increase (decrease) in net assets from Fund share transactions	$166,756,444	$(70,588,707)
Net increase (decrease) in net assets	$157,876,321	$(74,247,759)

Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
At beginning of year	$523,551,280	$597,799,039
At end of year	$681,427,601	$523,551,280
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(601,496)	$(851,974)

See notes to financial statements
5

Eaton Vance Government Obligations Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,					Period Ended		Year Ended
	2008	2007	2006	2005		October 31, 2004(1)		December 31, 2003
Net asset value — Beginning period	$7.160	$7.200	$7.340	$7.740		$8.050		$8.620
Income (loss) from operations
Net investment income(2)	$0.297	$0.300	$0.266	$0.212		$0.215		$0.159
Net realized and unrealized gain (loss)	0.020	0.053	0.037	(0.090)		(0.065)		(0.177)
Total income (loss) from operations	$0.317	$0.353	$0.303	$0.122		$0.150		$(0.018)
Less distributions
From net investment income	$(0.367)	$(0.391)	$(0.424)	$(0.519)		$(0.460)		$(0.548)
Tax return of capital	—	(0.002)	(0.019)	(0.003)		—		(0.004)
Total distributions	$(0.367)	$(0.393)	$(0.443)	$(0.522)		$(0.460)		$(0.552)
Net asset value — End of period	$7.110	$7.160	$7.200	$7.340		$7.740		$8.050
Total Return(3)	4.45%	5.05%	4.28%	2.03	%(4)	1.91	%(8)	(0.35)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$362,311	$245,687	$251,751	$291,931		$354,083		$435,022
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.19%	1.22%	1.20%	1.18%		1.13	%(7)	1.06%
Net investment income	4.09%	4.19%	3.69%	2.82%		3.27	%(7)	1.90%
Portfolio Turnover of the Portfolio	19%	23%	2%	30%		5%		67%

(1)  For the ten-month period ended October 31, 2004.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.31% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
6

Eaton Vance Government Obligations Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,					Period Ended		Year Ended
	2008	2007	2006	2005		October 31, 2004(1)		December 31, 2003
Net asset value — Beginning of period	$7.160	$7.200	$7.340	$7.740		$8.040		$8.610
Income (loss) from operations
Net investment income(2)	$0.245	$0.247	$0.213	$0.156		$0.166		$0.096
Net realized and unrealized gain (loss)	0.018	0.053	0.035	(0.094)		(0.060)		(0.179)
Total income (loss) from operations	$0.263	$0.300	$0.248	$0.062		$0.106		$(0.083)
Less distributions
From net investment income	$(0.313)	$(0.338)	$(0.369)	$(0.459)		$(0.406)		$(0.483)
Tax return of capital	—	(0.002)	(0.019)	(0.003)		—		(0.004)
Total distributions	$(0.313)	$(0.340)	$(0.388)	$(0.462)		$(0.406)		$(0.487)
Net asset value — End of period	$7.110	$7.160	$7.200	$7.340		$7.740		$8.040
Total Return(3)	3.67%	4.27%	3.50%	1.15	%(4)	1.35	%(8)	(1.03)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$146,987	$162,159	$215,850	$291,079		$390,836		$555,947
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.94%	1.97%	1.95%	1.93%		1.88	%(7)	1.81%
Net investment income	3.37%	3.45%	2.95%	2.07%		2.52	%(7)	1.15%
Portfolio Turnover of the Portfolio	19%	23%	2%	30%		5%		67%

(1)  For the ten-month period ended October 31, 2004.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.24% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
7

Eaton Vance Government Obligations Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,					Period Ended		Year Ended
	2008	2007	2006	2005		October 31, 2004(1)		December 31, 2003
Net asset value — Beginning of period	$7.150	$7.190	$7.340	$7.730		$8.040		$8.610
Income (loss) from operations
Net investment income(2)	$0.243	$0.247	$0.157	$0.157		$0.166		$0.096
Net realized and unrealized gain (loss)	0.020	0.053	(0.085)	(0.085)		(0.070)		(0.179)
Total income (loss) from operations	$0.263	$0.300	$0.238	$0.072		$0.096		$(0.083)
Less distributions
From net investment income	$(0.313)	$(0.338)	$(0.369)	$(0.459)		$(0.406)		$(0.483)
Tax return of capital	—	(0.002)	(0.019)	(0.003)		—		(0.004)
Total distributions	$(0.313)	$(0.340)	$(0.388)	$(0.462)		$(0.406)		$(0.487)
Net asset value — End of period	$7.100	$7.150	$7.190	$7.340		$7.730		$8.040
Total Return(3)	3.67%	4.27%	3.36%	1.16	%(4)	1.22	%(8)	(1.02)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$171,302	$115,460	$129,963	$182,214		$272,000		$436,960
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.94%	1.97%	1.95%	1.93%		1.88	%(7)	1.81%
Net investment income	3.35%	3.45%	2.95%	2.08%		2.52	%(7)	1.15%
Portfolio Turnover of the Portfolio	19%	23%	2%	30%		5%		67%

(1)  For the ten-month period ended October 31, 2004.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.11% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
8

Eaton Vance Government Obligations Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31,			Period Ended
	2008	2007	2006	October 31, 2005(1)
Net asset value — Beginning of period	$7.130	$7.170	$7.320	$7.430
Income (loss) from operations
Net investment income(2)	$0.276	$0.280	$0.214	$0.083
Net realized and unrealized gain (loss)	0.032	0.054	0.060	(0.091)
Total income (loss) from operations	$0.308	$0.334	$0.274	$(0.008)
Less distributions
From net investment income	$(0.348)	$(0.372)	$(0.405)	$(0.099)
Tax return of capital	—	(0.002)	(0.019)	(0.003)
Total distributions	$(0.348)	$(0.374)	$(0.424)	$(0.102)
Net asset value — End of period	$7.090	$7.130	$7.170	$7.320
Total Return(3)	4.33%	4.79%	3.87%	(0.12	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$827	$245	$235	$2
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.44%	1.47%	1.45%	1.43	%(6)
Net investment income	3.82%	3.93%	3.01%	4.57	%(6)
Portfolio Turnover of the Portfolio	19%	23%	2%	30%

(1)  For the period from the commencement of operations, August 12, 2005, to October 31, 2005.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
9

Eaton Vance Government Obligations Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (84.2% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $215,577,556 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($21,056,795), October 31, 2011 ($78,339,789), October 31, 2012 ($67,101,638), October 31, 2013 ($23,607,593), October 31, 2014 ($17,522,954), October 31, 2015 ($6,336,492) and October 31, 2016 ($1,612,295).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance Government Obligations Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$28,472,753	$27,584,755
Tax return of capital	—	$141,735

During the year ended October 31, 2008, accumulated net realized loss was increased by $2,007,986, accumulated distributions in excess of net investment income were decreased by $6,079,856 and paid-in capital was decreased by $4,071,870 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization and due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$242,307
Capital loss carryforward	$(215,577,556)
Net unrealized depreciation	$(9,817,033)
Other temporary differences	$(843,803)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, futures contracts, the timing of recognizing distributions to shareholders, premium amortization and mixed straddle amounts.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $33,417 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $49,530 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act.

11

Eaton Vance Government Obligations Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $767,484 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $1,171,740 and $1,068,808 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,313,000 and $70,365,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2008, the Fund paid or accrued to EVD $1,220, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $390,580, $356,269 and $1,220 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $17,000, $314,000 and $43,000 of CDSC paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $351,784,436 and $219,442,542, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

12

Eaton Vance Government Obligations Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	29,072,836	7,651,023
Issued to shareholders electing to receive payments of distributions in Fund shares	1,422,163	1,116,388
Redemptions	(15,178,819)	(10,890,007)
Exchange from Class B shares	1,297,703	1,482,111
Net increase (decrease)	16,613,883	(640,485)
	Year Ended October 31,
Class B	2008	2007
Sales	4,727,227	1,303,176
Issued to shareholders electing to receive payments of distributions in Fund shares	550,405	679,386
Redemptions	(5,966,564)	(7,822,903)
Exchange to Class A shares	(1,296,262)	(1,480,529)
Net decrease	(1,985,194)	(7,320,870)
	Year Ended October 31,
Class C	2008	2007
Sales	14,578,230	3,229,148
Issued to shareholders electing to receive payments of distributions in Fund shares	500,225	400,982
Redemptions	(7,113,646)	(5,550,095)
Net increase (decrease)	7,964,809	(1,919,965)
	Year Ended October 31,
Class R	2008	2007
Sales	115,915	19,376
Issued to shareholders electing to receive payments of distributions in Fund shares	2,680	1,608
Redemptions	(36,200)	(19,350)
Net increase	82,395	1,634

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance Government Obligations Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

14

Eaton Vance Government Obligations Fund as of October 31, 2008

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

15

Government Obligations Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Mortgage-Backed Securities — 107.7%
Mortgage Pass-Throughs — 97.8%
Security	Principal Amount (000's omitted)		Value
Federal Home Loan Mortgage Corp.:
5.00%, with maturity at 2014	$2,680		$2,676,205
5.50%, with various maturities to 2017	12,659		12,876,188
6.00%, with various maturities to 2026	13,721		13,990,045
6.50%, with various maturities to 2030	37,409		38,547,324
6.87%, with maturity at 2024	317		330,355
7.00%, with various maturities to 2026	28,113		29,214,862
7.09%, with maturity at 2023	1,199		1,259,106
7.25%, with maturity at 2022	1,921		2,025,171
7.31%, with maturity at 2027	520		548,724
7.50%, with various maturities to 2029	20,848		22,046,119
7.63%, with maturity at 2019	826		882,385
7.75%, with maturity at 2018	45		46,876
7.78%, with maturity at 2022	272		290,846
7.85%, with maturity at 2020	612		654,122
8.00%, with various maturities to 2028	19,795		21,249,344
8.13%, with maturity at 2019	1,259		1,362,954
8.15%, with maturity at 2021	429		464,414
8.25%, with various maturities to 2017	148		157,617
8.50%, with various maturities to 2027	9,123		9,931,429
8.75%, with various maturities to 2016	24		25,487
9.00%, with various maturities to 2027	13,509		14,811,998
9.25%, with various maturities to 2017	278		297,111
9.50%, with various maturities to 2026	3,976		4,406,334
9.75%, with various maturities to 2018	14		14,849
11.00%, with maturity at 2015	41		46,545
13.50%, with maturity at 2010	6		5,969
15.00%, with maturity at 2011	0	(1)	505
			$178,162,884
Federal National Mortgage Assn.:
0.25%, with maturity at 2014	$1		$584
3.943%, with various maturities to 2026(2)	4,690		4,673,389
3.948%, with various maturities to 2035(2)	42,868		42,768,725
3.99%, with maturity at 2022(2)	3,173		3,162,022
4.00%, with maturities to 2035(2)	3,770		3,755,589
4.079%, with maturity at 2033(2)	5,934		5,912,729
4.133%, with maturity at 2036(2)	2,977		2,975,135
4.366%, with maturity at 2035(2)	14,343		14,293,890
4.407%, with maturity at 2036(2)	1,119		1,126,634
4.50%, with various maturities to 2018	79,226		77,165,961
5.00%, with various maturities to 2027	8,019		8,010,831
5.00%, TBA with maturity at 2024(8)	75,000		73,131,045
5.309%, with maturity at 2034(2)	44,039		44,478,129
5.50%, with various maturities to 2030	40,988		41,475,487
6.00%, with various maturities to 2031	25,811		26,182,390
6.482%, with maturity at 2025(3)	495		506,944
6.50%, with various maturities to 2029	84,104		86,372,576

Security	Principal Amount (000's omitted)	Value
7.00%, with various maturities to 2031	$36,972	$38,528,247
7.25%, with various maturities to 2023	65	67,305
7.50%, with various maturities to 2029	14,365	15,167,725
7.861%, with maturity at 2030(3)	57	60,908
7.875%, with maturity at 2021	1,173	1,260,136
8.00%, with various maturities to 2027	17,340	18,582,587
8.25%, with various maturities to 2025	510	554,408
8.33%, with maturity at 2020	1,232	1,340,811
8.50%, with various maturities to 2027	6,344	6,857,795
8.599%, with maturity at 2021(3)	157	169,303
8.75%, with various maturities to 2016	57	57,815
9.00%, with various maturities to 2030	2,108	2,302,247
9.125%, with maturity at 2011	29	30,008
9.25%, with various maturities to 2016	23	23,686
9.50%, with various maturities to 2030	4,151	4,590,591
9.75%, with maturity at 2019	35	38,695
9.967%, with maturity at 2021(3)	111	126,298
10.00%, with maturity at 2012	22	23,103
10.026%, with maturity at 2025(3)	91	102,538
10.065%, with maturity at 2021(3)	113	130,148
10.213%, with maturity at 2021(3)	176	202,301
10.222%, with maturity at 2023(3)	182	210,129
10.258%, with maturity at 2020(3)	145	163,979
10.666%, with maturity at 2025(3)	83	94,644
11.00%, with maturity at 2010	3	2,950
11.391%, with maturity at 2019(3)	168	190,052
11.50%, with maturity at 2012	38	40,643
11.623%, with maturity at 2018(3)	217	246,090
11.732%, with maturity at 2025(3)	59	68,100
12.417%, with maturity at 2021(3)	87	98,837
12.673%, with maturity at 2015(3)	184	213,848
13.00%, with maturity at 2010	12	12,021
		$527,550,008
Government National Mortgage Assn.:
5.125%, with various maturities to 2027(2)	$956	$943,191
6.50%, with maturity at 2024	97	100,228
7.00%, with various maturities to 2025	30,480	31,913,779
7.25%, with maturity at 2022	41	42,543
7.50%, with various maturities to 2025	10,138	10,760,967
8.00%, with various maturities to 2027	18,748	20,224,762
8.25%, with maturity at 2019	218	236,169
8.30%, with maturity at 2020	60	65,538
8.50%, with various maturities to 2018	3,172	3,442,857
9.00%, with various maturities to 2027	10,121	11,249,492
9.50%, with various maturities to 2026	7,369	8,271,606
		$87,251,132
Total Mortgage Pass-Throughs (identified cost $798,679,483)		$792,964,024

See notes to financial statements
16

Government Obligations Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Collateralized Mortgage Obligations — 9.2%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$400	$416,758
Series 1822, Class Z, 6.90%, 3/15/26	2,588	2,661,603
Series 1896, Class Z, 6.00%, 9/15/26	1,323	1,328,049
Series 2075, Class PH, 6.50%, 8/15/28	694	691,911
Series 2091, Class ZC, 6.00%, 11/15/28	3,205	3,189,229
Series 2102, Class Z, 6.00%, 12/15/28	811	795,934
Series 2115, Class K, 6.00%, 1/15/29	3,905	3,956,819
Series 2142, Class Z, 6.50%, 4/15/29	1,468	1,464,278
Series 2245, Class A, 8.00%, 8/15/27	14,667	15,502,542
		$30,007,123
Federal National Mortgage Assn.:
Series G-8, Class E, 9.00%, 4/25/21	$543	$590,879
Series G92-44, Class ZQ, 8.00%, 7/25/22	670	712,598
Series G93-36, Class ZQ, 6.50%, 12/25/23	20,928	21,303,911
Series 1993-16, Class Z, 7.50%, 2/25/23	777	816,067
Series 1993-39, Class Z, 7.50%, 4/25/23	1,916	2,010,479
Series 1993-149, Class M, 7.00%, 8/25/23	986	1,019,892
Series 1993-250, Class Z, 7.00%, 12/25/23	560	579,749
Series 1994-42, Class K, 6.50%, 4/25/24	8,701	8,834,730
Series 1994-82, Class Z, 8.00%, 5/25/24	3,258	3,494,853
Series 1997-81, Class PD, 6.35%, 12/18/27	1,188	1,189,782
Series 2000-49, Class A, 8.00%, 3/18/27	1,639	1,746,481
Series 2002-1, Class G, 7.00%, 7/25/23	1,295	1,335,630
		$43,635,051
Government National Mortgage Assn.,
Series 1998-19, Class ZB, 6.50%, 7/20/28	$1,002	$1,007,269
Total Collateralized Mortgage Obligations (identified cost $75,438,466)		$74,649,443
Commercial Mortgage-Backed Securities — 0.7%
Security	Principal Amount (000's omitted)	Value
GS Mortgage Securities Corp. II, Series 2001-Rock, Class A2FL, 4.36%, with maturity at 2018(4)(5)	$5,500	$5,424,466
		$5,424,466
Total Commercial Mortgage-Backed Securities (identified cost $5,522,500)		$5,424,466
Total Mortgage-Backed Securities (identified cost $879,640,449)		$873,037,933

U.S. Treasury Obligations — 0.9%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(6)	$6,000	$7,387,974
Total U.S. Treasury Obligations (identified cost $6,234,643)		$7,387,974
Short-Term Investments — 0.2%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(7)	$1,251	$1,250,777
Total Short-Term Investments (identified cost $1,250,777)		$1,250,777
Total Investments — 108.8% (identified cost $887,125,869)		$881,676,684
Other Assets, Less Liabilities — (8.8)%		$(71,049,421)
Net Assets — 100.0%		$810,627,263

(1)  Less than $1,000.

(2)  Adjustable rate mortgage.

(3)  Weighted average fixed-rate coupon that changes/updates monthly.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $5,424,466 or 0.7% of the Portfolio's net assets.

(5)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

(8)  TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements
17

Government Obligations Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $885,875,092)	$880,425,907
Affiliated investment, at value (identified cost, $1,250,777)	1,250,777
Receivable for investments sold	175,743
Interest receivable	4,443,790
Interest receivable from affiliated investment	491
Total assets	$886,296,708
Liabilities
Payable for when-issued securities	$74,527,604
Payable to affiliate for investment adviser fee	489,493
Payable for daily variation margin on open financial futures contracts	462,507
Payable to affiliate for Trustees' fees	1,850
Accrued expenses	187,991
Total liabilities	$75,669,445
Net Assets applicable to investors' interest in Portfolio	$810,627,263
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$818,405,943
Net unrealized depreciation (computed on the basis of identified cost)	(7,778,680)
Total	$810,627,263

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest	$39,370,277
Securities lending income, net	395,383
Interest income allocated from affiliated investment	558,308
Expenses allocated from affiliated investment	(70,928)
Total investment income	$40,253,040
Expenses
Investment adviser fee	$5,492,431
Trustees' fees and expenses	22,104
Custodian fee	297,990
Legal and accounting services	82,083
Interest expense	121,639
Miscellaneous	17,998
Total expenses	$6,034,245
Deduct — Reduction of custodian fee	$19
Total expense reductions	$19
Net expenses	$6,034,226
Net investment income	$34,218,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Financial futures contracts	$8,945,747
Net realized gain	$8,945,747
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(7,108,756)
Financial futures contracts	(3,259,928)
Net change in unrealized appreciation (depreciation)	$(10,368,684)
Net realized and unrealized loss	$(1,422,937)
Net increase in net assets from operations	$32,795,877

See notes to financial statements
18

Government Obligations Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$34,218,814	$32,087,648
Net realized gain from investment transactions and financial futures contracts	8,945,747	780,030
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(10,368,684)	3,844,239
Net increase in net assets from operations	$32,795,877	$36,711,917
Capital transactions — Contributions	$388,827,835	$136,530,716
Withdrawals	(298,743,400)	(213,299,802)
Net increase (decrease) in net assets from capital transactions	$90,084,435	$(76,769,086)
Net increase (decrease) in net assets	$122,880,312	$(40,057,169)
Net Assets
At beginning of year	$687,746,951	$727,804,120
At end of year	$810,627,263	$687,746,951

See notes to financial statements
19

Government Obligations Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		December 31,2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.80%	0.80%	0.79%	0.77%	0.75	%(3)	0.70%
Net investment income	4.48%	4.60%	4.09%	3.21%	3.63	%(3)	2.26%
Portfolio Turnover	19%	23%	2%	30%	5%		67%
Total Return	4.85%	5.49%	4.71%	2.46%	2.23	%(4)	0.01%
Net assets, end of period (000's omitted)	$810,627	$687,747	$727,804	$866,273	$1,060,801		$1,521,288

(1)  For the ten-month period ended October 31, 2004.

(2)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)  Annualized.

(4)  Not annualized.

See notes to financial statements
20

Government Obligations Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide a high current return by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, the Eaton Vance Government Obligations Fund, Eaton Vance Diversified Income Fund and Eaton Vance Low Duration Fund held an interest of 84.2%, 11.4% and 1.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

21

Government Obligations Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% annually of average daily net assets of $2.5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $5,558,448 of which $66,017 was allocated from Cash Management and $5,492,431 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.73% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of U.S. Government and agency obligations, other than short-term obligations and including maturities and paydowns, aggregated $353,177,160 and $147,272,202, respectively, for the year ended October 31, 2008.

22

Government Obligations Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$896,023,603
Gross unrealized appreciation	$2,156,705
Gross unrealized depreciation	(16,503,624)
Net unrealized depreciation	$(14,346,919)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
12/08	925 10 Year U.S. Treasury Note	Long	$106,926,761	$104,597,266	$(2,329,495)

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At October 31, 2008, the Portfolio did not have a balance outstanding pursuant to this line of credit. Average borrowings and the average interest rate for the year ended October 31, 2008 were $4,972,951 and 2.45%, respectively.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $386,784 for the year ended October 31, 2008. At October 31, 2008, the Portfolio did not have any securities on loan. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

8  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

23

Government Obligations Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

24

Eaton Vance Government Obligations Fund
Government Obligations Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Government Obligations Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	68,235,364	721,167
Thomas E. Faust Jr.	68,233,155	723,376
Allen R. Freedman	68,218,890	737,640
William H. Park	68,240,269	716,261
Ronald A. Pearlman	68,203,372	753,159
Helen Frame Peters	68,213,217	743,313
Heidi L. Steiger	68,214,273	742,258
Lynn A. Stout	68,240,589	715,942
Ralph F. Verni	68,229,376	727,154

Each nominee was also elected a Trustee of Government Obligations Portfolio.

Government Obligations Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	96%	1%
Thomas E. Faust Jr.	96%	1%
Allen R. Freedman	96%	1%
William H. Park	96%	1%
Ronald A. Pearlman	96%	1%
Helen Frame Peters	96%	1%
Heidi L. Steiger	96%	1%
Lynn A. Stout	96%	1%
Ralph F. Verni	96%	1%

Results are rounded to the nearest whole number.

25

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Government Obligations Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Government Obligations Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

27

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

29

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Of the Trust since 2007 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Vice President of the Trust since 2002 and of the Portfolio since 1993	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

30

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Investment Adviser of Government Obligations Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Government Obligations Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

140-12/08  GOSRC

Annual Report October 31, 2008

EATON VANCE
HIGH
INCOME
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance High Income Opportunities Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael W. Weilheimer, CFA Co-Portfolio Manager

Thomas J. Huggins, CFA Co-Portfolio Manager

Economic and Market Conditions

•                  During the year ended October 31, 2008, the high-yield bond market suffered large losses, reflecting the breakdown of the credit markets. Toxic subprime loans, mortgage defaults, bank failures and excessive leverage in the financial system took a toll on consumer and investor confidence and dragged the economy into recession. Early in the year, the high-yield market was additionally impacted by a large inventory of unsold bonds issued to finance pending mergers and by a growing risk-aversion among fixed-income investors.  The market staged a spirited-but-brief rally in March and April 2008, as the Federal Reserve injected liquidity following the Bear Stearns failure. However, as the dimensions of the global credit crisis became increasingly apparent, the market began a dramatic selloff. Forced liquidation of bank loans by hedge funds and structured investment vehicles accelerated the process of de-leveraging across the credit markets. The selling pressure was such that liquidity was sharply lower for higher-quality bonds, and all but disappeared for lower-quality bonds. The market decline was most severe in October 2008, declining 16.3% in that month alone, the worst month in the history of the high-yield market. High-yield spreads at October 31, 2008 were around 1,600 basis points (16.00%) – 50% higher than the peak spreads in the previous two recessions.

•                  A further measure of the sell-off was the high-yield bond distress ratio – the percentage of the market trading at a spread of 1,000 basis points (10.00%) or more. In October 2008, that figure rose to more than 65% of the market, significantly higher than the previous record of 40% in 2002. By October 31, 2008, the market appeared to have discounted a default rate in the mid-teens range, well above historical norms for recessions.

Management Discussion

•                  The Fund(1) underperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Index(3) for the year ended October 31, 2008. Broadly speaking, the Fund focused on issuers management believed better able to withstand an economic downturn. While that focus marginally helped relative performance, the breadth and severity of the market downturn negatively impacted performance.

•                  The Fund’s performance was negatively impacted by its lower allocation in BB-rated bonds relative to the Index, as BB-rated issues outperformed in the difficult market environment. Consumer discretionary holdings also affected performance negatively.  For example, an overweighting in gaming bonds fared poorly, as investors feared the consequences of a cutback in leisure and travel spending. Cyclical areas, such as paper, energy and metals and mining, detracted from performance, as the slower global economy brought lower commodity prices, and weaker demand for packaging materials.

•                  The consumer staples sector, which is characteristically less vulnerable to the vagaries of the economy, featured some of the Fund’s better performers.  Securities selection in the food and beverages, health care and utilities industries helped performance, as these bonds suffered less dramatic losses than more

Eaton Vance High Income Opportunities Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(2)	-29.26%
Class B(2)	-29.93%
Class C(2)	-29.79%
Merrill Lynch U.S. High Yield Master II Index(3)	-26.52%
Merrill Lynch U.S. High Yield Master II Constrained Index(3)	-26.23%
Lipper High Current Yield Funds Average(3)	-25.13%

Please refer to page 3 for additional performance information.

(1)

The Fund currently invests in a separate registered investment company, High Income Opportunities Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

(3)

It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

economically-sensitive areas. Fund performance was helped by underweightings in the automotive and homebuilding areas, which were among the hardesthit industries in the U.S. economy. The Fund’s relative performance was also positively impacted by an underweighting in the troubled financial sector. The Fund had no direct exposure to commercial banks during the period, which deteriorated amid growing loan losses.

Portfolio Composition

Portfolio Credit Quality Ratings(1)

By total investments

(1)

As a percentage of the Portfolio’s total investments as of 10/31/08. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance High Income Opportunities Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and the Merrill Lynch U.S. High Yield Master II Constrained Index, whose constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund, the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch U.S. High Yield Master II Constrained Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1)

	Class A	Class B	Class C
Class Share Symbol	ETHIX	EVHIX	ECHIX

Average Annual Total Returns (at net asset value)
One Year	-29.26%	-29.93%	-29.79%
Five Years	N.A.	-0.87	-0.91
Ten Years	N.A.	1.59	1.57
Life of Fund†	-1.56	5.35	3.41

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-32.67%	-33.15%	-30.44%
Five Years	N.A.	-1.14	-0.91
Ten Years	N.A.	1.59	1.57
Life of Fund†	-2.58	5.35	3.41

† Inception Dates – Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual Operating Expenses(2)

	Class A	Class B	Class C

Expense Ratio	1.04%	1.78%	1.79%

(2)	Source: Prospectus dated 3/1/08.

*	Sources: Lipper Inc. Class B of the Fund commenced operations on 8/19/86.

A $10,000 hypothetical investment at net asset value in Class A shares on 3/11/04 (commencement of operations) and Class C shares on 10/31/98 would have been valued at $9,295 ($8,854 at the maximum offering price) and $11,691, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance High Income Opportunities Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Income Opportunities Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$726.00	$5.03
Class B	$1,000.00	$722.20	$8.18
Class C	$1,000.00	$722.20	$8.27
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.89
Class B	$1,000.00	$1,015.60	$9.58
Class C	$1,000.00	$1,015.50	$9.68

* Expenses are equal to the Fund's annualized expense ratio of 1.16% for Class A shares, 1.89% for Class B shares and 1.91% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance High Income Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in High Income Opportunities Portfolio, at value (identified cost, $519,092,726)	$343,608,741
Receivable for Fund shares sold	447,054
Total assets	$344,055,795
Liabilities
Dividends payable	$1,970,833
Payable for Fund shares redeemed	808,969
Payable to affiliate for distribution and service fees	207,157
Payable to affiliate for Trustees' fees	42
Accrued expenses	144,680
Total liabilities	$3,131,681
Net Assets	$340,924,114
Sources of Net Assets
Paid-in capital	$920,215,929
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(407,607,485)
Accumulated undistributed net investment income	3,799,655
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(175,483,985)
Total	$340,924,114
Class A Shares
Net Assets	$161,602,503
Shares Outstanding	48,889,756
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$3.31
Maximum Offering Price Per Share (100 ÷ 95.25 of $3.31)	$3.48
Class B Shares
Net Assets	$89,480,337
Shares Outstanding	27,103,852
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$3.30
Class C Shares
Net Assets	$89,841,274
Shares Outstanding	27,224,593
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$3.30
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest and other income allocated from Portfolio	$52,837,209
Dividends allocated from Portfolio	425,559
Expenses allocated from Portfolio	(3,725,329)
Net investment income from Portfolio	$49,537,439
Expenses
Trustees' fees and expenses	$1,735
Distribution and service fees Class A	558,781
Class B	1,663,069
Class C	1,363,377
Transfer and dividend disbursing agent fees	540,289
Printing and postage	115,056
Registration fees	54,120
Custodian fee	44,468
Legal and accounting services	24,262
Miscellaneous	17,691
Total expenses	$4,382,848
Net investment income	$45,154,591
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(31,929,368)
Swap contracts	1,691,950
Foreign currency and forward foreign currency exchange contract transactions	418,120
Net realized loss	$(29,819,298)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(164,083,438)
Swap contracts	(6,091,587)
Foreign currency and forward foreign currency exchange contracts	34,843
Net change in unrealized appreciation (depreciation)	$(170,140,182)
Net realized and unrealized loss	$(199,959,480)
Net decrease in net assets from operations	$(154,804,889)

See notes to financial statements
5

Eaton Vance High Income Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$45,154,591	$51,757,931
Net realized gain (loss) from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contracts transactions	(29,819,298)	17,890,050
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(170,140,182)	(33,668,896)
Net increase (decrease) in net assets from operations	$(154,804,889)	$35,979,085
Distributions to shareholders — From net investment income Class A	$(20,114,244)	$(19,407,696)
Class B	(13,439,771)	(19,246,612)
Class C	(11,100,265)	(12,304,402)
Tax return of capital Class A	(21,935)	—
Class B	(14,656)	—
Class C	(12,105)	—
Total distributions to shareholders	$(44,702,976)	$(50,958,710)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$28,348,051	$104,586,233
Class B	6,914,420	13,804,283
Class C	14,908,093	28,850,891
Net asset value of shares issued to shareholders in payment of distributions declared Class A	9,264,184	8,052,036
Class B	5,751,882	8,006,586
Class C	4,448,493	4,923,939
Cost of shares redeemed Class A	(80,617,635)	(83,529,390)
Class B	(47,281,467)	(68,934,760)
Class C	(39,404,168)	(40,223,946)
Net asset value of shares exchanged Class A	39,044,718	32,628,687
Class B	(39,044,718)	(32,628,687)
Redemption fees	3,495	10,279
Net decrease in net assets from Fund share transactions	$(97,664,652)	$(24,453,849)
Net decrease in net assets	$(297,172,517)	$(39,433,474)

Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
At beginning of year	$638,096,631	$677,530,105
At end of year	$340,924,114	$638,096,631
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$3,799,655	$(716,991)

See notes to financial statements
6

Eaton Vance High Income Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,					Period Ended
	2008		2007	2006	2005	October 31, 2004(1)
Net asset value — Beginning of period	$5.130		$5.230	$5.100	$5.210	$5.230
Income (loss) from operations
Net investment income(2)	$0.419		$0.418	$0.401	$0.402	$0.262
Net realized and unrealized gain (loss)	(1.823)		(0.105)	0.142	(0.095)	(0.001)
Total income (loss) from operations	$(1.404)		$0.313	$0.543	$0.307	$0.261
Less distributions
From net investment income	$(0.416)		$(0.413)	$(0.413)	$(0.417)	$(0.281)
Tax return of capital	(0.000	)(10)	—	—	—	—
Total distributions	$(0.416)		$(0.413)	$(0.413)	$(0.417)	$(0.281)
Redemption fees(2)	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000	(3)
Net asset value — End of period	$3.310		$5.130	$5.230	$5.100	$5.210
Total Return(4)	(29.26)%		6.11%	11.04%	6.01%	5.20	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$161,603		$254,508	$199,812	$165,125	$150,042
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.11%		1.04%	0.97%	0.97%	0.96	%(7)
Net investment income	9.06%		7.98%	7.77%	7.70%	7.98	%(7)
Portfolio Turnover of the Portfolio	48%		81%	62%	62%	80	%(9)

(1)  For the period from the commencement of offering of Class A shares, March 11, 2004, to October 31, 2004.

(2)  Computed using average shares outstanding.

(3)  Amounts represent less than $0.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

(9)  For the year ended October 31, 2004.

(10)  Amount is less than $0.0005.

See notes to financial statements
7

Eaton Vance High Income Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008		2007	2006	2005		2004
Net asset value — Beginning of year	$5.120		$5.220	$5.080	$5.200		$5.050
Income (loss) from operations
Net investment income(1)	$0.383		$0.379	$0.363	$0.363		$0.392
Net realized and unrealized gain (loss)	(1.826)		(0.107)	0.149	(0.106)		0.169
Total income (loss) from operations	$(1.443)		$0.272	$0.512	$0.257		$0.561
Less distributions
From net investment income	$(0.377)		$(0.372)	$(0.372)	$(0.377)		$(0.411)
Tax return of capital	(0.000	)(7)	—	—	—		—
Total distributions	$(0.377)		$(0.372)	$(0.372)	$(0.377)		$(0.411)
Redemption fees(1)	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)
Net asset value — End of year	$3.300		$5.120	$5.220	$5.080		$5.200
Total Return(3)	(29.93)%		5.30%	10.41%	5.34	%(4)	11.55%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$89,480		$221,436	$305,519	$370,036		$474,861
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.86%		1.78%	1.72%	1.72%		1.71%
Net investment income	8.23%		7.23%	7.05%	6.95%		7.60%
Portfolio Turnover of the Portfolio	48%		81%	62%	62%		80%

(1)  Computed using average shares outstanding.

(2)  Amount represent less than $0.0005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.33% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Amount is less than $0.0005.

See notes to financial statements
8

Eaton Vance High Income Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008		2007	2006	2005		2004
Net asset value — Beginning of year	$5.110		$5.220	$5.080	$5.200		$5.050
Income (loss) from operations
Net investment income(1)	$0.383		$0.378	$0.363	$0.363		$0.389
Net realized and unrealized gain (loss)	(1.816)		(0.116)	0.149	(0.107)		0.171
Tax return of capital	—		—	—	—		—
Total income (loss) from operations	$(1.433)		$0.262	$0.512	$0.256		$0.560
Less distributions
From net investment income	$(0.377)		$(0.372)	$(0.372)	$(0.376)		$(0.410)
Tax return of capital	(0.000	)(7)	—	—	—		—
Total distributions	$(0.377)		$(0.372)	$(0.372)	$(0.376)		$(0.410)
Redemption fees(1)	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)
Net asset value — End of year	$3.300		$5.110	$5.220	$5.080		$5.200
Total Return(3)	(29.79)%		5.09%	10.41%	5.32	%(4)	11.38%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$89,841		$162,153	$172,200	$188,454		$239,308
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.86%		1.79%	1.72%	1.72%		1.71%
Net investment income	8.28%		7.22%	7.05%	6.96%		7.56%
Portfolio Turnover of the Portfolio	48%		81%	62%	62%		80%

(1)  Computed using average shares outstanding.

(2)  Amounts represent less than $0.0005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%

(7)  Amount is less than $0.0005.

See notes to financial statements
9

Eaton Vance High Income Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund), is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (71.6% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $403,896,628 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($227,375,994), October 31, 2010 ($143,280,458) and October 31, 2016 ($33,240,176).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance High Income Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$44,654,280	$50,958,710
Tax return of capital	48,696	—

During the year ended October 31, 2008, accumulated undistributed net investment income was increased by $4,016,335 and accumulated net realized loss was increased by $4,016,335 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain (loss) and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(403,896,628)
Net unrealized depreciation	$(173,424,354)
Other temporary differences	$(1,970,833)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to swap contracts, premium amortization, wash sales, the timing of recognizing distributions to shareholders and partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $31,356 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $15,651 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

11

Eaton Vance High Income Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $558,781 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $1,247,302 and $1,022,533 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $22,446,000 and $46,405,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $415,767 and $340,844 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $25,000, $256,000 and $24,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $50,575,131 and $198,410,077, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	6,300,125	19,787,228
Issued to shareholders electing to receive payments of distributions in Fund shares	2,054,963	1,539,130
Redemptions	(17,660,527)	(16,113,233)
Exchange from Class B shares	8,561,127	6,230,723
Net increase (decrease)	(744,312)	11,443,848

12

Eaton Vance High Income Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2008	2007
Sales	1,479,960	2,627,637
Issued to shareholders electing to receive payments of distributions in Fund shares	1,265,884	1,530,122
Redemptions	(10,359,876)	(13,168,211)
Exchange to Class A shares	(8,569,154)	(6,242,616)
Net decrease	(16,183,186)	(15,253,068)
	Year Ended October 31,
Class C	2008	2007
Sales	3,207,390	5,490,216
Issued to shareholders electing to receive payments of distributions in Fund shares	987,741	941,950
Redemptions	(8,677,278)	(7,727,036)
Net decrease	(4,482,147)	(1,294,870)

For the years ended October 31, 2008 and October 31, 2007, the Fund received $3,495 and $10,279, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance High Income Opportunities Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund ("the Fund") (formerly Eaton Vance High Income Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

14

Eaton Vance High Income Opportunities Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $425,559, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2008 ordinary income dividends, 0.44% qualifies for the corporate dividends received deduction.

15

High Income Opportunities Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 9.9%(1)
Security	Principal Amount	Value
Automotive & Auto Parts — 0.4%
EPD Holdings, (Goodyear Engineering Products), Term Loan - Second Lien, 8.75%, Maturing 7/13/15	$2,560,000	$1,484,800
Ford Motor Co., Term Loan, Maturing 12/15/13(2)	990,000	550,157
		$2,034,957
Broadcasting — 1.0%
HIT Entertainment, Inc., Term Loan - Second Lien, 8.30%, Maturing 2/5/13	$9,180,000	$5,003,100
		$5,003,100
Building Materials — 0.5%
Panolam Industries Holdings, Inc., Term Loan, 6.51%, Maturing 9/30/12	$2,540,000	$2,184,400
		$2,184,400
Capital Goods — 0.1%
Dresser, Inc., Term Loan - Second Lien, 8.56%, Maturing 5/4/15	$1,080,000	$667,800
		$667,800
Consumer Products — 0.2%
Amscan Holdings, Inc., Term Loan, 5.06%, Maturing 5/25/13	$1,526,750	$1,145,062
		$1,145,062
Food / Beverage / Tobacco — 0.3%
Dole Food Co., Inc., Term Loan, Maturing 4/12/13(2)	$202,713	$148,572
Dole Food Co., Inc., Term Loan, Maturing 4/12/13(2)	359,291	263,330
Dole Food Co., Inc., Term Loan, Maturing 4/12/13(2)	1,338,613	981,092
		$1,392,994
Gaming — 1.3%
BLB Worldwide Holdings, Term Loan - Second Lien, 7.06%, Maturing 6/30/12(5)	$5,410,000	$541,000
Cannery Casino Resorts, LLC, Term Loan - Second Lien, 7.06%, Maturing 5/18/14	1,580,000	1,327,200
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	4,485,545	4,261,267
		$6,129,467

Security	Principal Amount	Value
Healthcare — 0.8%
Advanced Medical Optics, Inc., Term Loan, 4.63%, Maturing 4/2/14	$1,368,889	$995,867
Community Health Systems, Inc., Term Loan, 0.00%, Maturing 7/25/14(3)	66,657	54,384
Community Health Systems, Inc., Term Loan, 5.06%, Maturing 7/25/14	1,303,343	1,063,365
Community Health Systems, Inc., Term Loan, Maturing 7/25/14(2)	875,237	687,941
Community Health Systems, Inc., Term Loan, Maturing 7/25/14(2)	44,763	35,184
HCA, Inc., Term Loan, Maturing 11/18/13(2)	1,410,000	1,167,128
		$4,003,869
Homebuilders / Real Estate — 1.4%
Realogy Corp., Term Loan, 6.50%, Maturing 10/10/13	$578,539	$265,376
Realogy Corp., Term Loan, 6.50%, Maturing 9/1/14	1,634,652	996,851
Realogy Corp., Term Loan, 6.50%, Maturing 9/1/14	6,071,564	3,702,588
Realogy Corp., Term Loan, Maturing 10/10/13(2)	580,000	479,950
Realogy Corp., Term Loan, Maturing 9/1/14(2)	289,558	241,057
Realogy Corp., Term Loan, Maturing 9/1/14(2)	1,075,501	895,354
		$6,581,176
Leisure — 0.4%
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., (PIK), DIP Loan, 18.72%, Maturing 10/31/08(5)(6)	$56,273	$56,273
Universal City Development Partners, Ltd., Term Loan, Maturing 6/9/11(2)	2,260,000	1,943,600
		$1,999,873
Services — 1.9%
Adesa, Inc., Term Loan, 6.02%, Maturing 10/18/13	$5,187,556	$3,454,046
Catalina Marketing Corp., Term Loan, 9.28%, Maturing 11/1/08	2,965,000	2,624,025
Neff Rental, Inc., Term Loan - Second Lien, 6.40%, Maturing 5/31/13	1,310,000	532,188
Rental Service Corp., Term Loan - Second Lien, 7.71%, Maturing 11/30/13	1,854,309	1,166,186
Rental Service Corp., Term Loan - Second Lien, Maturing 11/30/13(2)	940,000	559,300
West Corp., Term Loan, Maturing 10/24/13(2)	960,000	621,600
		$8,957,345

See notes to financial statements
16

High Income Opportunities Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount	Value
Super Retail — 0.8%
General Nutrition Centers, Inc., Term Loan, 6.01%, Maturing 9/16/13	$1,831,058	$1,353,599
General Nutrition Centers, Inc., Term Loan, Maturing 9/16/13(2)	1,940,000	1,261,000
Sally Holdings, LLC, Term Loan, Maturing 11/16/13(2)	1,220,000	957,264
		$3,571,863
Telecommunications — 0.3%
Level 3 Communications, Inc., Term Loan, 7.00%, Maturing 3/13/14	$1,990,000	$1,487,525
		$1,487,525
Transportation Ex Air / Rail — 0.1%
CEVA Group, PLC, Term Loan, Maturing 8/2/15(2)	$249,910	$161,192
CEVA Group, PLC, Term Loan, Maturing 8/2/15(2)	752,661	485,466
		$646,658
Utilities — 0.4%
Texas Competitive Electric Holdings Co., LLC, Term Loan, 6.30%, Maturing 10/10/14	$2,188,945	$1,717,105
		$1,717,105
Total Senior Floating-Rate Interests (identified cost $66,867,905)		$47,523,194
Corporate Bonds & Notes — 86.4%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.6%
Alion Science and Technologies Corp., 10.25%, 2/1/15	$1,625	$901,875
Hawker Beechcraft Acquisition, 9.75%, 4/1/17	2,030	1,146,950
Vought Aircraft Industries, Inc., Sr. Notes, 8.00%, 7/15/11	1,085	819,175
		$2,868,000
Air Transportation — 0.2%
Continental Airlines, 7.033%, 6/15/11	$1,110	$754,880
		$754,880

Security	Principal Amount (000's omitted)	Value
Automotive & Auto Parts — 3.6%
Allison Transmission, Inc., 11.00%, 11/1/15(4)	$2,030	$1,278,900
Altra Industrial Motion, Inc., 9.00%, 12/1/11	3,965	3,588,325
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	1,620	510,300
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,230	793,350
Ford Motor Credit Co., Sr. Notes, 5.70%, 1/15/10	910	675,660
Ford Motor Credit Co., Sr. Notes, 7.80%, 6/1/12	995	581,441
Ford Motor Credit Co., Sr. Notes, 7.875%, 6/15/10	5,400	3,629,351
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	190	119,795
Ford Motor Credit Co., Sr. Notes, 12.00%, 5/15/15	6,080	3,865,032
General Motors Acceptance Corp., Variable Rate, 4.054%, 5/15/09	955	832,302
General Motors Corp., Sr. Notes, 7.20%, 1/15/11	880	358,600
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,670	1,043,750
		$17,276,806
Broadcasting — 0.5%
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(4)	$1,675	$1,465,625
XM Satellite Radio Holdings, Inc., Sr. Notes, 13.00%, 8/1/13(4)	2,515	968,275
		$2,433,900
Building Materials — 1.9%
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	$745	$659,325
Interline Brands, Inc., Sr. Sub. Notes, 8.125%, 6/15/14	1,310	1,015,250
Nortek, Inc., Sr. Sub. Notes, 10.00%, 12/1/13	2,955	2,186,700
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13	5,230	3,164,150
Ply Gem Industries, Inc., Sr. Notes, 11.75%, 6/15/13(4)	3,030	2,014,950
		$9,040,375
Cable / Satellite TV — 2.5%
Cablevision Systems Corp., Sr. Notes, Series B, 8.00%, 4/15/12	$270	$228,487
CCH I Holdings, LLC, Sr. Notes, 11.00%, 10/1/15	535	224,700
CCH II Holdings, LLC, Sr. Notes, 10.25%, 10/1/13	585	368,550
CCH II Holdings, LLC, Sr. Notes, 10.25%, 10/1/13(4)	445	271,450
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13	5,240	3,484,600

See notes to financial statements
17

High Income Opportunities Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Cable / Satellite TV (continued)
Charter Communications, Inc., Sr. Notes, 10.875%, 9/15/14(4)	$2,340	$1,912,950
CSC Holdings, Inc., Sr. Notes, Series B, 8.125%, 8/15/09	510	489,600
Kabel Deutschland GmbH, 10.625%, 7/1/14	3,065	2,589,925
Mediacom Broadband Group, Sr. Notes, 8.50%, 10/15/15	1,070	797,150
National Cable PLC, 8.75%, 4/15/14	455	320,775
National Cable PLC, Sr. Notes, 9.125%, 8/15/16	1,865	1,240,225
		$11,928,412
Capital Goods — 1.8%
American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$1,620	$1,287,900
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	2,370	1,978,950
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(4)	1,720	1,384,600
ESCO Corp., Sr. Notes, Variable Rate, 6.694%, 12/15/13(4)	1,720	1,315,800
RBS Global & Rexnord Corp., 9.50%, 8/1/14	2,105	1,462,975
RBS Global & Rexnord Corp., 11.75%, 8/1/16	1,870	1,234,200
		$8,664,425
Chemicals — 2.0%
CII Carbon, LLC, 11.125%, 11/15/15(4)	$1,665	$1,540,125
INEOS Group Holdings PLC, Sr. Notes, 8.50%, 2/15/16(4)	4,115	1,543,125
Nova Chemicals Corp., Sr. Notes, Variable Rate, 5.953%, 11/15/13	2,325	1,569,375
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(4)	5,520	4,830,000
		$9,482,625
Consumer Products — 0.8%
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$5,705	$3,736,775
		$3,736,775
Containers — 1.6%
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	$3,855	$3,103,275
Pliant Corp. (PIK), 11.625%, 6/15/09	6,438	4,510,500
Solo Cup Co., 8.50%, 2/15/14	285	192,375
		$7,806,150

Security	Principal Amount (000's omitted)	Value
Diversified Financial Services — 0.4%
Alliant Holdings I, Inc., 11.00%, 5/1/15(4)	$1,795	$1,462,925
Nuveen Investments, Inc., Sr. Notes, 10.50%, 11/15/15(4)	2,090	574,750
		$2,037,675
Diversified Media — 2.0%
Affinion Group, Inc., 10.125%, 10/15/13	$1,125	$793,125
Affinion Group, Inc., 11.50%, 10/15/15	2,490	1,506,450
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	2,760	1,531,800
Nielsen Finance, LLC, 10.00%, 8/1/14	6,870	5,015,100
Nielsen Finance, LLC, 12.50%, (0% until 2011) 8/1/16	1,795	700,050
		$9,546,525
Energy — 9.9%
Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14	$3,570	$2,338,350
Cimarex Energy Co., Sr. Notes, 7.125%, 5/1/17	1,375	1,106,875
Clayton Williams Energy, Inc., 7.75%, 8/1/13	2,600	1,612,000
Compton Pet Finance Corp., 7.625%, 12/1/13	2,545	1,488,825
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	2,880	2,624,596
Encore Acquisition Co., Sr. Sub. Notes, 7.25%, 12/1/17	1,870	1,238,875
Forbes Energy Services, Sr. Notes, 11.00%, 2/15/15	4,040	2,828,000
OPTI Canada, Inc., 7.875%, 12/15/14	1,915	1,158,575
OPTI Canada, Inc., 8.25%, 12/15/14	2,135	1,281,000
Petrohawk Energy Corp., 9.125%, 7/15/13	7,700	5,967,500
Petrohawk Energy Corp., Sr. Notes, 7.875%, 6/1/15(4)	225	153,562
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	1,570	1,216,750
Petroplus Finance, Ltd., 6.75%, 5/1/14(4)	200	135,000
Petroplus Finance, Ltd., 7.00%, 5/1/17(4)	4,735	3,125,100
Plains Exploration & Production Co., 7.00%, 3/15/17	2,050	1,353,000
Quicksilver Resources, Inc., 7.125%, 4/1/16	3,415	2,202,675
Quicksilver Resources, Inc., 8.25%, 8/1/15	290	203,000
SandRidge Energy, Inc., Sr. Notes, 8.00%, 6/1/18(4)	3,730	2,499,100
SandRidge Energy, Inc., Sr. Notes (PIK), 8.625%, 4/1/15	4,240	2,819,600
SemGroup L.P., Sr. Notes, 8.75%, 11/15/15(4)(5)	6,330	411,450
SESI, LLC, 6.875%, 6/1/14	700	591,500
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14	5,410	4,084,550

See notes to financial statements
18

High Income Opportunities Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Energy (continued)
United Refining Co., Sr. Notes, 10.50%, 8/15/12	$9,420	$6,688,200
VeraSun Energy Corp., 9.875%, 12/15/12(5)	1,240	514,600
		$47,642,683
Entertainment / Film — 1.5%
AMC Entertainment, Inc., 11.00%, 2/1/16	$8,890	$7,067,550
		$7,067,550
Environmental — 0.8%
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	$4,915	$3,956,575
		$3,956,575
Food & Drug Retail — 0.8%
Rite Aid Corp., 7.50%, 3/1/17	$5,515	$3,502,025
Rite Aid Corp., 10.375%, 7/15/16	530	371,000
		$3,873,025
Food / Beverage / Tobacco — 2.9%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, (0% until 2008), 11/1/11	$6,585	$5,728,950
Dole Foods Co., Sr. Notes, 8.625%, 5/1/09	9,161	8,290,705
		$14,019,655
Gaming — 8.6%
Buffalo Thunder Development Authority, 9.375%, 12/15/14(4)	$5,755	$2,043,025
CCM Merger, Inc., 8.00%, 8/1/13(4)	3,635	2,162,825
Chukchansi EDA, Sr. Notes, Variable Rate, 6.328%, 11/15/12(4)	595	318,325
Eldorado Casino Shreveport (PIK), 10.00%, 8/1/12	705	623,491
Fontainebleau Las Vegas Casino, LLC, 10.25%, 6/15/15(4)	9,480	1,327,200
Galaxy Entertainment Finance, 9.875%, 12/15/12(4)	1,755	675,675
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(4)(5)	1,180	259,600
Indianapolis Downs, LLC & Capital Corp., Sr. Notes, 11.00%, 11/1/12(4)	2,880	1,454,400
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	3,615	1,608,675
Majestic HoldCo, LLC, 12.50%, 10/15/11(4)	1,620	10,125
Mandalay Resort Group, 6.50%, 7/31/09	2,015	1,843,725

Security	Principal Amount (000's omitted)	Value
Gaming (continued)
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	$2,930	$1,714,050
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	2,760	1,669,800
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	1,060	784,400
OED Corp./Diamond Jo, LLC, 8.75%, 4/15/12	5,725	3,993,187
Park Place Entertainment, 7.875%, 3/15/10	8,215	4,682,550
Pinnacle Entertainment, Inc., Sr. Sub. Notes, 7.50%, 6/15/15	2,795	1,760,850
Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.25%, 3/15/12	310	216,225
Pokagon Gaming Authority, Sr. Notes, 10.375%, 6/15/14(4)	1,184	1,083,360
San Pasqual Casino, 8.00%, 9/15/13(4)	1,335	1,034,625
Scientific Games Corp., 7.875%, 6/15/16(4)	725	558,250
Seminole Hard Rock Entertainment, Variable Rate, 5.319%, 3/15/14(4)	2,190	1,456,350
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	510	133,875
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(4)	3,605	3,163,387
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(4)	5,530	3,896,495
Wynn Las Vegas, LLC, 6.625%, 12/1/14	3,725	2,765,812
		$41,240,282
Healthcare — 6.0%
Accellent, Inc., 10.50%, 12/1/13	$2,465	$1,836,425
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	4,860	4,689,900
Biomet, Inc., 11.625%, 10/15/17	5,775	5,053,125
DJO Finance, LLC/DJO Finance Corp., 10.875%, 11/15/14	2,050	1,660,500
HCA, Inc., 7.875%, 2/1/11	344	288,960
HCA, Inc., 9.125%, 11/15/14	253	218,213
MultiPlan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(4)	5,535	5,119,875
National Mentor Holdings, Inc., 11.25%, 7/1/14	3,960	3,663,000
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	2,370	2,144,850
US Oncology, Inc., 9.00%, 8/15/12	2,665	2,225,275
US Oncology, Inc., 10.75%, 8/15/14	2,675	2,099,875
		$28,999,998
Hotels — 0.4%
Host Hotels and Resorts, LP, Sr. Notes, 6.75%, 6/1/16	$2,390	$1,744,700
		$1,744,700

See notes to financial statements
19

High Income Opportunities Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Insurance — 0.3%
HUB International Holdings, Sr. Notes, 9.00%, 12/15/14(4)	$670	$505,850
U.S.I. Holdings Corp., Sr. Notes, Variable Rate, 6.679%, 11/15/14(4)	1,200	763,500
		$1,269,350
Leisure — 1.9%
HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(4)(5)	$3,274	$24,551
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(4)(5)	2,315	463,000
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 0.00%, 4/1/12(4)(5)	3,985	1,803,213
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	198	133,313
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	1,090	763,000
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	280	180,600
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	560	361,200
Universal City Florida Holding, Sr. Notes, 8.375%, 5/1/10	210	156,450
Universal City Florida Holdings, Sr. Notes, Variable Rate, 7.551%, 5/1/10	7,080	5,274,600
		$9,159,927
Metals / Mining — 1.5%
Aleris International, Inc., Sr. Notes, 9.00%, 12/15/14	$5,270	$1,844,500
FMG Finance PTY, Ltd., 10.625%, 9/1/16(4)	5,820	4,015,800
Freeport-McMoran Copper & Gold, Sr. Notes, 8.375%, 4/1/17	1,450	1,139,825
		$7,000,125
Paper — 2.4%
Jefferson Smurfit Corp., Sr. Notes, 7.50%, 6/1/13	$887	$447,935
Jefferson Smurfit Corp., Sr. Notes, 8.25%, 10/1/12	2,710	1,395,650
NewPage Corp., 10.00%, 5/1/12	3,140	2,150,900
NewPage Corp., 12.00%, 5/1/13	4,130	2,457,350
NewPage Corp., Variable Rate, 9.051%, 5/1/12	1,655	1,166,775
Smurfit-Stone Container Enterprises, Inc., Sr. Notes, 8.00%, 3/15/17	5,170	2,559,150
Stone Container Corp., Sr. Notes, 8.375%, 7/1/12	1,105	569,075
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	2,170	878,850
		$11,625,685

Security	Principal Amount (000's omitted)	Value
Publishing / Printing — 0.7%
Dex Media West/Finance, Series B, 9.875%, 8/15/13	$1,835	$692,713
Harland Clarke Holdings, 9.50%, 5/15/15	975	472,875
Reader's Digest Association, Inc. (The), Sr. Sub. Notes, 9.00%, 2/15/17	7,230	2,078,625
Windstream Regatta Holdings, Inc., Sr. Sub. Notes, 11.00%, 12/1/17(4)	695	330,125
		$3,574,338
Railroad — 0.7%
Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14	$1,150	$905,625
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	650	511,875
Kansas City Southern Mexico, Sr. Notes, 8.00%, 6/1/15	2,390	1,977,725
		$3,395,225
Restaurants — 1.3%
El Pollo Loco, Inc., 11.75%, 11/15/13	$4,315	$3,559,875
NPC International, Inc., 9.50%, 5/1/14	4,665	2,915,625
		$6,475,500
Services — 7.5%
Aramark Services, Inc., 8.50%, 2/1/15	$1,425	$1,225,500
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14	4,175	3,068,625
Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16	6,650	4,621,750
Hertz Corp., 8.875%, 1/1/14	295	216,825
Hertz Corp., 10.50%, 1/1/16	3,655	2,275,238
Laureate Education, Inc., 10.00%, 8/15/15(4)	4,915	3,563,375
Laureate Education, Inc., 11.75%, 8/15/17(4)	3,930	2,613,450
Laureate Education, Inc. (PIK), 10.25%, 8/15/15(4)	6,981	4,757,256
MediMedia USA, Inc., Sr. Sub. Notes, 11.375%, 11/15/14(4)	2,575	2,072,875
Muzak, LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09	2,640	1,953,600
Rental Service Corp., 9.50%, 12/1/14	4,970	3,006,850
Ticketmaster, Sr. Notes, 10.75%, 8/1/16(4)	2,340	1,977,300
Travelport, LLC, 9.875%, 9/1/14	4,355	2,090,400
Travelport, LLC, 11.875%, 9/1/16	537	217,485
West Corp., 9.50%, 10/15/14	4,480	2,464,000
		$36,124,529

See notes to financial statements
20

High Income Opportunities Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Steel — 0.7%
RathGibson, Inc., 11.25%, 2/15/14	$5,225	$3,553,000
		$3,553,000
Super Retail — 5.3%
General Nutrition Center, Sr. Notes, Variable Rate (PIK), 7.584%, 3/15/14	$5,590	$3,493,750
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	4,220	2,637,500
Neiman Marcus Group, Inc., 9.00%, 10/15/15	4,915	3,391,350
Neiman Marcus Group, Inc., 10.375%, 10/15/15	11,040	7,396,800
Sally Holdings, LLC, 9.25%, 11/15/14	1,130	909,650
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	3,235	2,377,725
Toys "R" Us, 7.375%, 10/15/18	1,525	800,625
Yankee Acquisition Corp., Series B, 8.50%, 2/15/15	7,386	4,210,020
		$25,217,420
Technology — 3.9%
Amkor Technologies, Inc., Sr. Notes, 7.125%, 3/15/11	$475	$350,906
Amkor Technologies, Inc., Sr. Notes, 7.75%, 5/15/13	475	296,281
Amkor Technologies, Inc., Sr. Notes, 9.25%, 6/1/16	2,455	1,473,000
Avago Technologies Finance, 10.125%, 12/1/13	1,480	1,250,600
Avago Technologies Finance, 11.875%, 12/1/15	2,860	2,330,900
Ceridian Corp., Sr. Notes, 11.25%, 11/15/15(4)	4,830	3,018,750
First Data Corp., 9.875%, 9/24/15	2,370	1,528,650
Nortel Networks, Ltd., 10.75%, 7/15/16(4)	5,490	2,923,425
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15(4)	6,375	5,418,750
		$18,591,262
Telecommunications — 6.8%
Digicel Group, Ltd., Sr. Notes, 8.875%, 1/15/15(4)	$600	$339,000
Digicel Group, Ltd., Sr. Notes, 9.125%, 1/15/15(4)	9,212	5,204,780
Digicel Group, Ltd., Sr. Notes, 9.25%, 9/1/12(4)	3,795	2,979,075
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	6,370	5,478,200
Intelsat Corp., 9.25%, 8/15/14(4)	3,750	3,243,750
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16(4)	4,003	3,372,528
Intelsat Subsidiary Holdings Co., Ltd., 8.50%, 1/15/13(4)	4,020	3,517,500
Sprint Capital Corp., 6.875%, 11/15/28	855	501,181
Telesat Canada/Telesat LLC, Sr. Notes, 11.00%, 11/1/15(4)	9,090	5,499,450
Telesat Canada/Telesat LLC, Sr. Notes, 12.50%, 11/1/17(4)	4,060	2,537,500
		$32,672,964

Security	Principal Amount (000's omitted)	Value
Textiles / Apparel — 3.0%
Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$145	$95,700
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	1,335	941,175
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	9,300	7,672,500
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	5,710	4,425,250
Quiksilver, Inc., 6.875%, 4/15/15	2,700	1,309,500
		$14,444,125
Transportation Ex Air / Rail — 0.6%
CEVA Group, PLC, Sr. Notes, 10.00%, 9/1/14(4)	$3,825	$2,773,125
		$2,773,125
Utilities — 1.0%
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	$2,223	$2,000,369
Dynegy Holdings, Inc., Sr. Notes, 7.75%, 6/1/19	570	384,750
Edison Mission Energy, Sr. Notes, 7.50%, 6/15/13	75	63,563
NGC Corp., 7.625%, 10/15/26	3,205	1,458,275
NRG Energy, Inc., 7.25%, 2/1/14	430	377,325
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	370	286,750
		$4,571,032
Total Corporate Bonds & Notes (identified cost $611,763,354)		$414,568,623
Common Stocks — 1.4%
Security	Shares	Value
Chemicals — 0.0%
Texas Petrochemicals, Inc.(7)	7,851	$113,840
		$113,840
Energy — 0.6%
Petroplus Holdings AG(7)	100,000	$2,647,236
		$2,647,236
Gaming — 0.3%
Fontainebleau Equity Holdings, Class A(6)(8)	148,726	$1,264,171
Shreveport Gaming Holdings, Inc.(6)(7)	4,858	79,671
		$1,343,842

See notes to financial statements
21

High Income Opportunities Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Leisure — 0.0%
HRP, Class B(4)(6)(7)	2,375	$0
		$0
Super Retail — 0.5%
GameStop Corp., Class A(7)	76,467	$2,094,431
GNC Acquisition Holdings, Class A(6)(8)	108,818	462,477
		$2,556,908
Total Common Stocks (identified cost $12,276,591)		$6,661,826
Convertible Preferred Stocks — 0.8%
Security	Shares	Value
Energy — 0.8%
Chesapeake Energy Corp., 4.50%	53,543	$3,319,130
Chesapeake Energy Corp., 5.00%(4)	6,292	427,856
		$3,746,986
Total Convertible Preferred Stocks (identified cost $5,951,414)		$3,746,986
Preferred Stocks — 0.2%
Security	Shares/Units	Value
Gaming — 0.2%
Fontainebleau Resorts LLC (PIK)(6)(8)	4,018	$1,076,952
		$1,076,952
Super Retail — 0.0%
GNC Acquisition Holdings(6)(8)	37,182	$97,789
		$97,789
Total Preferred Stocks (identified cost $4,204,390)		$1,174,741

Miscellaneous — 0.1%
Security	Shares	Value
Cable / Satellite TV — 0.1%
Adelphia, Inc., Escrow Certificate(7)	7,585,000	$227,550
Adelphia, Inc., Escrow Certificate(7)	3,555,000	106,650
Adelphia Recovery Trust(7)	10,758,837	215,177
		$549,377
Utilities — 0.0%
Mirant Corp., Escrow Certificate(6)(7)(8)	1,440,000	$144
Mirant Corp., Escrow Certificate(6)(7)(8)	3,200,000	320
		$464
Total Miscellaneous (identified cost $9,898,658)		$549,841
Warrants — 0.5%
Security	Shares	Value
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(6)(7)	13,600	$0
		$0
Gaming — 0.5%
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09(6)(7)(8)	25,351	$2,466,672
		$2,466,672
Total Warrants (identified cost $730,314)		$2,466,672

See notes to financial statements
22

High Income Opportunities Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 0.0%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(9)	$2	$2,143
Total Short-Term Investments (identified cost $2,143)		$2,143
Total Investments — 99.3% (identified cost $711,694,769)		$476,694,026
Less Unfunded Loan Commitments — (0.0)%		$(66,657)
Net Investments — 99.3% (identified cost $711,628,112)		$476,627,369
Other Assets, Less Liabilities — 0.7%		$3,433,712
Net Assets — 100.0%		$480,061,081

DIP - Debtor in Possession

PIK - Payment In Kind.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  This Senior Loan will settle after October 31, 2008, at which time the interest rate will be determined.

(3)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $115,596,988 or 24.1% of the Portfolio's net assets.

(5)  Defaulted security.

(6)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)  Non-income producing security.

(8)  Restricted security.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
23

High Income Opportunities Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $711,625,969)	$476,625,226
Affiliated investment, at value (identified cost, $2,143)	2,143
Cash	560
Restricted cash*	11,484,000
Receivable for investments sold	1,904,263
Dividends and interest receivable	16,958,667
Interest receivable from affiliated investment	934
Receivable for open forward foreign currency contracts	41,814
Receivable for open swap contracts	6,714
Total assets	$507,024,321
Liabilities
Payable for investments purchased	$14,430,770
Payable for open swap contracts	7,488,965
Premium received on swap contracts	2,126,991
Payable for closed swap contracts, net	1,507,805
Demand note payable	900,000
Payable to affiliate for investment adviser fee	320,381
Payable to affiliate for Trustees' fees	1,683
Accrued expenses	186,645
Total liabilities	$26,963,240
Net Assets applicable to investors' interest in Portfolio	$480,061,081
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$722,502,261
Net unrealized depreciation (computed on the basis of identified cost)	(242,441,180)
Total	$480,061,081

* Represents restricted cash on deposit at the custodian as collateral for open swap contracts.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest and other income	$71,238,932
Dividends	573,840
Interest income allocated from affiliated investment	113,216
Expenses allocated from affiliated investment	(15,084)
Total investment income	$71,910,904
Expenses
Investment adviser fee	$4,374,158
Trustees' fees and expenses	21,577
Custodian fee	270,190
Legal and accounting services	118,348
Interest expense	209,300
Miscellaneous	21,388
Total expenses	$5,014,961
Deduct — Reduction of custodian fee	$27
Total expense reductions	$27
Net expenses	$5,014,934
Net investment income	$66,895,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(42,151,839)
Swap contracts	2,266,535
Foreign currency and forward foreign currency exchange contract transactions	571,244
Net realized loss	$(39,314,060)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(225,576,418)
Swap contracts	(8,234,185)
Foreign currency and forward foreign currency exchange contracts	41,814
Net change in unrealized appreciation (depreciation)	$(233,768,789)
Net realized and unrealized loss	$(273,082,849)
Net decrease in net assets from operations	$(206,186,879)

See notes to financial statements
24

High Income Opportunities Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$66,895,970	$85,423,789
Net realized gain (loss) from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(39,314,060)	24,546,753
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(233,768,789)	(43,770,374)
Net increase (decrease) in net assets from operations	$(206,186,879)	$66,200,168
Capital transactions — Contributions	$93,764,788	$171,543,814
Withdrawals	(279,784,438)	(452,800,848)
Net decrease in net assets from capital transactions	$(186,019,650)	$(281,257,034)
Net decrease in net assets	$(392,206,529)	$(215,056,866)
Net Assets
At beginning of year	$872,267,610	$1,087,324,476
At end of year	$480,061,081	$872,267,610

See notes to financial statements
25

High Income Opportunities Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007	2006	2005	2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.70%	0.63%	0.59%	0.58%	0.59%
Net investment income	9.38%	8.33%	8.13%	8.06%	8.61%
Portfolio Turnover	48%	81%	62%	62%	80%
Total Return	(29.08)%	6.54%	11.66%	6.54%	12.79%
Net assets, end of year (000's omitted)	$480,061	$872,268	$1,087,324	$1,110,139	$1,291,973

(1)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
26

High Income Opportunities Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 71.6%, 11.1%, 5.2% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures established by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on the other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR),

27

High Income Opportunities Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may,

28

High Income Opportunities Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio's average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level; plus 3.00% of the Portfolio's daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $4,388,188 of which $14,030 was allocated from Cash Management and $4,374,158 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.61% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on senior loans, aggregated $341,339,105 and $463,469,819, respectively, for the year ended October 31, 2008.

29

High Income Opportunities Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$714,123,940
Gross unrealized appreciation	$2,574,399
Gross unrealized depreciation	(240,070,970)
Net unrealized depreciation	$(237,496,571)

5  Restricted Securities

At October 31, 2008, the Portfolio owned the following securities (representing 1.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/Units	Cost		Value
Stocks, Miscellaneous, and Warrants
GNC Acquisition Holdings, Class A	3/15/07	108,818	$544,090		$462,477
GNC Acquisition Holdings, Preferred	3/15/07	37,182	185,910		97,789
Fontainebleau Equity Holdings, Class A	6/1/07	148,726	1,784,712		1,264,171
Fontainebleau Resorts LLC (PIK), Preferred	6/1/07	4,018	4,018,480		1,076,952
Mirant Corp., Escrow Certificate	1/5/06	1,440,000	0	(1)	144
Mirant Corp., Escrow Certificate	1/5/06	3,200,000	0	(1)	320
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09	7/8/99	25,351	0	(1)	2,466,672
Total Restricted Securities			$6,533,192		$5,368,525

(1) Less than $0.50.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In exchange for	Net Unrealized Appreciation
11/28/08	Swiss Franc 3,018,000	United States Dollar $2,645,019	$41,814

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
Bank of America	First Data Corp.	Sell	$1,525	3.20%	12/20/09	$(52,111)
Citigroup, Inc.	AMD, Inc.	Sell	7,000	6.40	12/20/12	(2,667,400)
	First Data Corp.	Sell	3,050	3.20	12/20/09	(104,221)
	First Data Corp.	Sell	3,050	3.55	12/21/09	(91,567)
General	Motors Corp.	Sell	4,000	5.00	9/20/09	(1,053,233)
Nortel	Networks Corp.	Sell	5,000	5.00	12/20/09	(246,505)
	Nortel Networks Corp.	Sell	10,000	5.00	12/20/10	(604,115)
Goldman Sachs Capital Markets L.P.	General Motors Corp.	Sell	1,600	7.25	9/20/10	(650,626)

30

High Income Opportunities Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
JPMorgan
Chase Bank	AMD, Inc.	Sell	$1,500	6.50%	12/20/12	$(568,813)
	AMD, Inc.	Sell	1,500	6.40	12/20/12	(571,585)
	Ford Motor Corp.	Sell	3,200	8.50	3/20/10	(570,295)
Morgan Stanley Capital Services, Inc.	Intelsat Ltd.	Sell	2,940	3.75	12/20/08	6,714
RBS
Greenwich Capital	First Data Corp.	Sell	3,040	3.95	12/20/10	(204,664)
	First Data Corp.	Sell	1,520	3.90	12/20/10	(103,830)
						$(7,482,251)

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At October 31, 2008, the Portfolio had a balance outstanding pursuant to this line of credit of $900,000 at an interest rate of 0.925%. Average borrowings and the average interest rate for the year ended October 31, 2008 were $7,024,044 and 3.0%, respectively.

8  Concentration of Portfolio Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

31

High Income Opportunities Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of High Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio ("the Portfolio") (formerly High Income Portfolio), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2008, by correspondence with the custodian, brokers, and selling agent banks; where replies were not received from brokers and selling agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

32

Eaton Vance High Income Opportunities Fund
High Income Opportunities Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance High Income Opportunities Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	87,211,567	2,412,744
Thomas E. Faust Jr.	87,212,063	2,412,249
Allen R. Freedman	87,205,061	2,419,251
William H. Park	87,248,038	2,376,274
Ronald A. Pearlman	87,195,595	2,428,717
Helen Frame Peters	87,249,995	2,374,316
Heidi L. Steiger	87,242,196	2,382,116
Lynn A. Stout	87,238,622	2,385,690
Ralph F. Verni	87,214,982	2,409,329

Each nominee was also elected a Trustee of High Income Opportunities Portfolio.

High Income Opportunities Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	86%	2%
Thomas E. Faust Jr.	86%	2%
Allen R. Freedman	86%	2%
William H. Park	86%	2%
Ronald A. Pearlman	86%	2%
Helen Frame Peters	86%	2%
Heidi L. Steiger	86%	2%
Lynn A. Stout	86%	2%
Ralph F. Verni	86%	2%

Results are rounded to the nearest whole number.

33

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

34

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the High Income Opportunities Portfolio (formerly, High Income Portfolio) (the "Portfolio"), the portfolio in which the Eaton Vance High Income Opportunities Fund (formerly, Eaton Vance High Income Fund) (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

35

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

36

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

37

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

38

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

39

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance High Income Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Income Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

446-12/08  HISRC

Annual Report October 31, 2008

EATON VANCE
INTERNATIONAL
EQUITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance International Equity Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Edward R. Allen, III, CFA
Eagle Global Advisors
Co-Portfolio Manager

Thomas N. Hunt, III, CFA
Eagle Global Advisors
Co-Portfolio Manager

Economic and Market Conditions

•             Global economic fundamentals deteriorated markedly during the Fund’s fiscal year ended October 31, 2008, as the severe credit crunch caused by the worldwide financial crisis reverberated across the world’s major economies. In the first half of the period, stock markets globally began to experience dramatic sell-offs, several banks had to be rescued, and central banks moved quickly to cut rates. European governments pledged over $2 trillion to shore up their financial sector, while the U.S. also unveiled its own comprehensive rescue plan to expand depositor protection, recapitalize some financial institutions, and provide a temporary guarantee of bank borrowing. Europe struggled with high inflation and a slowing economy; however, unlike in the U.S. where the Federal Reserve had been gradually reducing interest rates, the European Central Bank had maintained its relatively high rate policy until recently. As a result, economic activity in many European countries, including France, Italy, Spain, Ireland, and Sweden, turned down swiftly, while the Euro and British pound depreciated versus the U.S. dollar. By the end of the period, the Eurozone had officially declared a recession.

•             Elsewhere, Japan showed signs of economic slowdown, and is now officially in a recession. China, which had been the bright spot among the emerging markets, experienced slower-than-expected economic growth and announced a stimulus package of its own. Russian economic growth came to a halt, India appeared headed for an outright slowdown, and although Brazil remained fundamentally healthy, risk appetite for investing there had dwindled by the end of the Fund’s fiscal year on October 31, 2008.

Management Discussion

•             By the end of the fiscal year ended October 31, 2008, there was a marked transformation in the performance of global equities, as they moved from a position of relative strength to one of underperformance. Against this backdrop, the Fund’s benchmark, the MSCI Europe, Australasia, Far East Index (the MSCI EAFE Index), posted double-digit losses in each of its 10 economic sectors. The Fund(1) also posted a negative return, trailing that of the MSCI EAFE Index and outperforming that of its Lipper peer group for the year ended October 31, 2008.(2)

•             Markets worldwide also saw a reshuffling of sector leadership in reaction to the dramatic downshift in economic activity. As oil prices and commodities fell drastically in the third and fourth quarters, the economically sensitive energy and materials sectors were hardest hit. Management shifted the Fund’s positions, reducing exposure to these sectors, while selectively adding to health care and consumer staples holdings, which historically have been more defensive investments. However, although the Fund’s sector allocations were generally additive to performance, momentum changed so rapidly that the Fund’s stock selection in some of these areas underperformed the MSCI EAFE Index.(2)

Eaton Vance International Equity Fund

Total Return Performance 10/31/07 — 10/31/08

Class A(3)	-47.91%
Class C(3)	-48.33
Class I(3)	-47.79
MSCI EAFE Index(2)	-46.62
Lipper International Multi-Cap Growth Funds Average(2)	-49.95

See page 3 for more performance information.

(1)

The Fund currently invests in a separate registered investment company, International Equity Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an allocation of certain expenses to the adviser and sub-adviser of the Portfolio and the administrator of the Fund, the returns would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•             Specifically, energy was the biggest detractor from relative performance on a sector level, as Fund holdings among oil, gas, and consumables names underperformed their Index counterparts. With the cyclical sectors — materials, industrials, and utilities — falling out of favor during the period, stock selection in those groups also made negative contributions to returns.

•             The Fund’s exposure to the underperforming emerging markets also proved to be a drag on performance. Management reduced the exposure during the period, as the once-outperforming group began to show signs it was not immune to the global economic downturn.

•             Conversely, the Fund’s best relative performance came from stock selection in the health care sector, particularly among pharmaceutical stocks. The Fund’s increased weighting in this group was focused on two Swiss and U.K. names, which were among the Fund’s top performers for the period. An overweight and stock selection in telecommunication services and an overweight in consumer staples were also additive to relative returns.

•             At the end of the period, the Fund was more defensively positioned, as management concentrated increasingly on those sectors that historically have better weathered recessionary conditions, while reducing exposure to more sensitive sectors. The Fund remained focused on investing in companies across the globe that management believes, through sound balance sheets, strong management, and dominant market position, can weather today’s volatility over time.

Portfolio Composition

Global Allocation*

By net assets

*	As a percentage of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

Top Ten Holdings**

By net assets

Novartis AG ADR	4.5%
Nestle SA ADR	4.2
Diageo PLC ADR	4.0
Nintendo Co., Ltd.	3.4
France Telecom SA ADR	3.3
Total SA ADR	3.2
British American Tobacco PLC ADR	2.8
Koninklijke KPN NV	2.7
Rio Tinto PLC ADR	2.6
Banco Santander Central Hispanico SA ADR	2.5

**	Top Ten Holdings represented 33.2% of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance International Equity Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI EAFE Index, a broad-based, unmanaged market index of international stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

* Source: Lipper Inc. Class A of the Fund commenced investment operations on 5/31/06.

A $10,000 hypothetical investment at net asset value in Class C and Class I shares on 5/31/06 (commencement of operations) would have been valued at $7,287 and $7,464, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance(1) Share Class Symbol	Class A EAIEX	Class C ECIEX	Class I EIIEX
Average Annual Total Returns (at net asset value)
One Year	-47.91%	-48.33%	-47.79%
Life of Fund†	-11.58	-12.25	-11.38

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-50.92%	-48.84%	-47.79%
Life of Fund†	-13.72	-12.25	-11.38

†	Inception Dates — Class A, Class C, and Class I: 5/31/06

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the adviser and sub- adviser of the Portfolio and the administrator of the Fund, the returns would have been lower.

Total Annual
Operating Expenses(2)	Class A	Class C	Class I
Gross Expense Ratio	2.70%	3.45%	2.45%
Net Expense Ratio	1.51	2.26	1.26

(2)

Source: Prospectus dated 3/1/08. The net expense ratio reflects a contractual expense limitation that continues through February 28, 2009. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Equity Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance International Equity Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$570.80	$5.92	**
Class C	$1,000.00	$568.70	$8.70	**
Class I	$1,000.00	$571.80	$4.94	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.61	**
Class C	$1,000.00	$1,013.80	$11.39	**
Class I	$1,000.00	$1,018.90	$6.34	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent an allocation of certain expenses to the adviser and sub-adviser of the Portfolio and the administrator of the Fund, expenses would be higher.

4

Eaton Vance International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in International Equity Portfolio, at value (identified cost, $24,817,277)	$16,581,370
Receivable for Fund shares sold	57,132
Total assets	$16,638,502
Liabilities
Payable for Fund shares redeemed	$39,938
Payable to affiliate for distribution and service fees	2,231
Payable to affiliate for Trustees' fees	42
Payable to the administrator of the Fund and the sub-adviser of the Portfolio	8,058
Accrued expenses	33,892
Total liabilities	$84,161
Net Assets	$16,554,341
Sources of Net Assets
Paid-in capital	$27,594,385
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(3,123,812)
Accumulated undistributed net investment income	319,675
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(8,235,907)
Total	$16,554,341
Class A Shares
Net Assets	$5,083,998
Shares Outstanding	700,188
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.26
Maximum Offering Price Per Share (100 ÷ 94.25 of $7.26)	$7.70
Class C Shares
Net Assets	$1,350,087
Shares Outstanding	188,622
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.16
Class I Shares
Net Assets	$10,120,256
Shares Outstanding	1,389,189
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.29
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $48,017)	$676,778
Interest allocated from Portfolio	35,994
Expenses allocated from Portfolio	(266,076)
Net investment income from Portfolio	$446,696
Expenses
Trustees' fees and expenses	$364
Distribution and service fees Class A	16,175
Class C	18,945
Registration fees	38,561
Legal and accounting services	22,279
Custodian fee	19,419
Transfer and dividend disbursing agent fees	18,856
Printing and postage	7,610
Miscellaneous	11,616
Total expenses	$153,825
Deduct — Allocation of expenses to the administrator of the Fund and the sub-adviser of the Portfolio	$118,248
Total expense reductions	$118,248
Net expenses	$35,577
Net investment income	$411,119
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $636	$(3,043,588)
Foreign currency transactions	(42,472)
Net realized loss	$(3,086,060)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis),	$(11,094,108)
Foreign currency	(2,310)
Net change in unrealized appreciation (depreciation)	$(11,096,418)
Net realized and unrealized loss	$(14,182,478)
Net decrease in net assets from operations	$(13,771,359)

See notes to financial statements
5

Eaton Vance International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$411,119	$302,578
Net realized loss from investment and foreign currency transactions	(3,086,060)	(80,283)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(11,096,418)	2,707,034
Net increase (decrease) in net assets from operations	$(13,771,359)	$2,929,329
Distributions to shareholders — From net investment income Class A	$(109,757)	$(3,071)
Class C	(27,887)	(771)
Class I	(190,286)	(15,417)
Total distributions to shareholders	$(327,930)	$(19,259)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$8,307,641	$3,159,566
Class C	2,065,863	1,104,672
Class I	11,776,779	5,282,824
Net asset value of shares issued to shareholders in payment of distributions declared Class A	88,207	1,735
Class C	18,103	636
Class I	141,231	13,413
Cost of shares redeemed Class A	(3,189,006)	(130,804)
Class C	(807,346)	(269,863)
Class I	(2,861,556)	(288,484)
Redemption fees	2,522	487
Net increase in net assets from Fund share transactions	$15,542,438	$8,874,182
Net increase in net assets	$1,443,149	$11,784,252
Net Assets
At beginning of year	$15,111,192	$3,326,940
At end of year	$16,554,341	$15,111,192
Accumulated undistributed net investment income included in net assets
At end of year	$319,675	$279,594

See notes to financial statements
6

Eaton Vance International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,			Period Ended
	2008(2)	2007(2)		October 31, 2006(1)(2)
Net asset value — Beginning of period	$14.200	$10.650		$10.000
Income (loss) from operations
Net investment income (loss)	$0.209	$0.468	(7)	$(0.003)
Net realized and unrealized gain (loss)	(6.901)	3.119		0.653
Total income (loss) from operations	$(6.692)	$3.587		$0.650
Less distributions
From net investment income	$(0.249)	$(0.038)		$—
Total distributions	$(0.249)	$(0.038)		$—
Redemption fees	$0.001	$0.001		$0.000	(3)
Net asset value — End of period	$7.260	$14.200		$10.650
Total Return(4)	(47.91)%	33.78%		6.50	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,084	$4,124		$430
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.50%	1.50%		1.51	%(8)
Expenses after custodian fee reduction(5)(6)	1.50%	1.50%		1.50	%(8)
Net investment income (loss)	1.80%	3.82	%(7)	(0.08	)%(8)
Portfolio Turnover of the Portfolio	35%	21%		1%

(1)  For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2008 and 2007, and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(7)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.342 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.02%.

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements
7

Eaton Vance International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,			Period Ended
	2008(2)	2007(2)		October 31, 2006(1)(2)
Net asset value — Beginning of period	$14.060	$10.620		$10.000
Income (loss) from operations
Net investment income (loss)	$0.130	$0.338	(7)	$(0.037)
Net realized and unrealized gain (loss)	(6.829)	3.127		0.657
Total income (loss) from operations	$(6.699)	$3.465		$0.620
Less distributions
From net investment income	$(0.202)	$(0.026)		$—
Total distributions	$(0.202)	$(0.026)		$—
Redemption fees	$0.001	$0.001		$0.000	(3)
Net asset value — End of period	$7.160	$14.060		$10.620
Total Return(4)	(48.33)%	32.79%		6.20	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,350	$1,200		$170
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.25%	2.25%		2.26	%(8)
Expenses after custodian fee reduction(5)(6)	2.25%	2.25%		2.25	%(8)
Net investment income (loss)	1.12%	2.78	%(7)	(0.87	)%(8)
Portfolio Turnover of the Portfolio	35%	21%		1%

(1)  For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2008 and 2007, and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(7)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.290 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.39%.

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements
8

Eaton Vance International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,			Period Ended
	2008(2)	2007(2)		October 31, 2006(1)(2)
Net asset value — Beginning of period	$14.240	$10.660		$10.000
Income (loss) from operations
Net investment income	$0.246	$0.416	(7)	$0.037
Net realized and unrealized gain (loss)	(6.934)	3.206		0.623
Total income (loss) from operations	$(6.688)	$3.622		$0.660
Less distributions
From net investment income	$(0.263)	$(0.043)		$—
Total distributions	$(0.263)	$(0.043)		$—
Redemption fees	$0.001	$0.001		$0.000	(3)
Net asset value — End of period	$7.290	$14.240		$10.660
Total Return(4)	(47.79)%	34.09%		6.60	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,120	$9,787		$2,726
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.25%	1.25%		1.26	%(8)
Expenses after custodian fee reduction(5)(6)	1.25%	1.25%		1.25	%(8)
Net investment income	2.12%	3.43	%(7)	0.87	%(8)
Portfolio Turnover of the Portfolio	35%	21%		1%

(1)  For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)  Net investment income and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2008 and 2007, and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(7)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.241 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.44%.

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements
9

Eaton Vance International Equity Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the International Equity Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (65.0% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,051,690 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($7,211), October 31, 2015 ($65,592) and October 31, 2016 ($2,978,887).

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed since the start of business on May 31, 2006 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance International Equity Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$327,930	$19,259

During the year ended October 31, 2008, accumulated net realized loss was decreased by $43,094, accumulated undistributed net investment income was decreased by $43,108, and paid-in capital was increased by $14 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and foreign capital gains taxes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$312,241
Capital loss carryforward	$(3,051,690)
Net unrealized depreciation	$(8,300,595)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, wash sales and foreign currency transactions.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. EVM and the sub-adviser of the Portfolio, Eagle Global Advisors, L.L.C. (Eagle), have agreed to reimburse the Fund's operating expenses to the extent that they exceed 1.50%, 2.25% and 1.25% annually of the Fund's average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2009. Pursuant to this agreement, EVM and Eagle were allocated $59,124 and $59,124, respectively, of the Fund's operating expenses for the year ended October 31, 2008. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $943 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $14,247 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

11

Eaton Vance International Equity Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $16,175 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2008, the Fund paid or accrued to EVD $14,209 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At October 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $91,000. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $4,736 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $22,145,609 and $6,873,159, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	695,292	260,692
Issued to shareholders electing to receive payments of distributions in Fund shares	6,687	154
Redemptions	(292,160)	(10,867)
Net increase	409,819	249,979

12

Eaton Vance International Equity Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class C	2008	2007
Sales	179,367	91,800
Issued to shareholders electing to receive payments of distributions in Fund shares	1,384	56
Redemptions	(77,476)	(22,528)
Net increase	103,275	69,328
	Year Ended October 31,
Class I	2008	2007
Sales	971,438	453,017
Issued to shareholders electing to receive payments of distributions in Fund shares	10,691	1,186
Redemptions	(280,327)	(22,537)
Net increase	701,802	431,666

For the years ended October 31, 2008 and October 31, 2007, the Fund received $2,522 and $487, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance International Equity Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders
of Eaton Vance International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance International Equity Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance International Equity Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

14

Eaton Vance International Equity Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $723,300, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $48,017 and recognizes foreign source income of $697,088.

15

International Equity Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 91.9%
Security	Shares	Value
Automobiles — 2.6%
Honda Motor Co., Ltd. ADR	13,100	$324,487
Toyota Motor Corp. ADR	4,500	342,405
		$666,892
Beverages — 7.8%
Diageo PLC ADR	16,300	$1,013,697
Fomento Economico Mexicano SA de C.V. ADR	19,200	485,568
Foster's Group, Ltd.	78,100	298,560
Heineken Holding N.V.	6,000	182,151
		$1,979,976
Capital Markets — 0.5%
Invesco, Ltd.	9,000	$134,190
		$134,190
Chemicals — 1.6%
Agrium, Inc.	8,100	$307,638
BASF SE ADR	3,000	99,870
		$407,508
Commercial Banks — 8.4%
Banco Bilbao Vizcaya Argentaria SA ADR	8,000	$92,800
Banco Santander Central Hispano SA ADR	60,500	649,770
Barclays PLC ADR	9,500	102,315
BNP Paribas SA	1,200	86,641
BOC Hong Kong Holdings, Ltd.	168,000	192,348
DBS Group Holdings, Ltd. ADR	11,600	350,320
Grupo Financiero Banorte SAB de C.V.	66,000	120,895
Mitsubishi UFJ Financial Group, Inc.	86,000	540,439
		$2,135,528
Communications Equipment — 0.8%
Nokia Oyj ADR	13,000	$197,340
		$197,340
Construction & Engineering — 0.9%
Bouygues SA	2,200	$93,677
Vinci SA	3,800	136,752
		$230,429

Security	Shares	Value
Diversified Financial Services — 1.2%
ING Groep N.V. ADR	33,900	$315,609
		$315,609
Diversified Telecommunication Services — 8.7%
Deutsche Telekom AG	21,500	$315,428
France Telecom SA ADR	33,300	843,156
Koninklijke KPN NV	48,800	687,260
Telefonica SA	20,800	385,111
		$2,230,955
Electric Utilities — 2.9%
E.ON AG ADR	12,000	$456,000
Scottish and Southern Energy PLC	14,500	284,225
		$740,225
Electrical Equipment — 1.5%
ABB, Ltd. ADR	28,600	$376,090
		$376,090
Energy Equipment & Services — 1.9%
Acergy SA ADR	30,800	$215,600
Fred Olsen Energy ASA	8,000	264,486
		$480,086
Food Products — 5.4%
Nestle SA ADR	28,000	$1,076,600
Unilever PLC	13,000	292,056
		$1,368,656
Health Care Providers & Services — 1.0%
Fresenius Medical Care AG & Co.	5,700	$252,525
		$252,525
Industrial Conglomerates — 1.3%
Keppel Corp., Ltd. ADR	53,000	$331,250
		$331,250
Insurance — 4.1%
Aviva PLC	14,000	$83,510
AXA SA ADR	18,900	353,619

See notes to financial statements
16

International Equity Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG	2,800	$363,495
Tokio Marine Holdings, Inc.	8,200	252,936
		$1,053,560
Machinery — 1.9%
Atlas Copco AB, Class B	32,000	$239,563
Komatsu, Ltd. ADR	4,200	182,280
Vallourec SA	700	78,301
		$500,144
Metals & Mining — 5.1%
Anglo American PLC ADR	15,263	$191,551
Companhia Vale do Rio Doce ADR	23,900	279,869
Rio Tinto PLC ADR	3,600	669,132
Silver Wheaton Corp.(1)	44,000	158,400
		$1,298,952
Multi-Utilities — 4.8%
National Grid PLC	47,000	$529,461
RWE AG ADR	6,500	535,470
Veolia Environnement	6,900	170,993
		$1,235,924
Oil, Gas & Consumable Fuels — 6.5%
Addax Petroleum Corp.	4,900	$73,177
ENI SpA ADR	2,300	110,515
Petroleo Brasileiro SA ADR	20,200	445,814
StatoilHydro ASA ADR	11,191	224,939
Total SA ADR	14,700	814,968
		$1,669,413
Pharmaceuticals — 11.8%
AstraZeneca PLC ADR	14,500	$615,670
Novartis AG ADR	22,400	1,142,176
Roche Holdings Ltd., ADR	5,700	432,060
Sanofi-Aventis	9,600	613,275
Shionogi & Co., Ltd.	12,000	204,236
		$3,007,417
Software — 3.4%
Nintendo Co., Ltd.	2,700	$867,532
		$867,532

Security	Shares	Value
Tobacco — 2.8%
British American Tobacco PLC ADR	13,000	$706,680
		$706,680
Trading Companies & Distributors — 2.3%
Mitsubishi Corp. ADR	17,300	$583,702
		$583,702
Wireless Telecommunication Services — 2.7%
Turkcell Iletisim Hizmetleri AS ADR	40,400	$495,708
Vodafone Group PLC ADR	9,500	183,065
		$678,773
Total Common Stocks (identified cost $34,943,011)		$23,449,356
Short-Term Investments — 10.0%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(2)	$2,561	$2,561,345
Total Short-Term Investments (identified cost $2,561,345)		$2,561,345
Total Investments — 101.9% (identified cost $37,504,356)		$26,010,701
Other Assets, Less Liabilities — (1.9)%		$(505,637)
Net Assets — 100.0%		$25,505,064

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
17

International Equity Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United Kingdom	18.3%	$4,671,362
Japan	12.9	3,298,017
France	12.5	3,191,382
Switzerland	11.9	3,026,926
United States	10.0	2,561,345
Germany	7.9	2,022,788
Netherlands	4.7	1,185,020
Spain	4.4	1,127,681
Brazil	2.8	725,683
Norway	2.8	705,025
Singapore	2.7	681,570
Mexico	2.4	606,463
Canada	2.1	539,215
Turkey	1.9	495,708
Australia	1.2	298,560
Sweden	0.9	239,563
Finland	0.8	197,340
Hong Kong	0.8	192,348
Bermuda	0.5	134,190
Italy	0.4	110,515
Total investments	101.9%	$26,010,701

See notes to financial statements
18

International Equity Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $34,943,011)	$23,449,356
Affiliated investment, at value (identified cost, $2,561,345)	2,561,345
Receivable for investments sold	75,560
Receivable from the investment adviser and the sub-adviser	2,722
Dividends receivable	50,095
Interest receivable from affiliated investment	2,839
Tax reclaims receivable	26,669
Total assets	$26,168,586
Liabilities
Payable for investments purchased	$585,787
Payable to affiliate for investment adviser fee	21,293
Payable to affiliate for Trustees' fees	134
Accrued expenses	56,308
Total liabilities	$663,522
Net Assets applicable to investors' interest in Portfolio	$25,505,064
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$37,002,119
Net unrealized depreciation (computed on the basis of identified cost)	(11,497,055)
Total	$25,505,064

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $77,652)	$1,082,905
Interest	12
Interest income allocated from affiliated investment	58,502
Expenses allocated from affiliated investment	(8,495)
Total investment income	$1,132,924
Expenses
Investment adviser fee	$332,079
Trustees' fees and expenses	1,812
Custodian fee	50,914
Legal and accounting services	38,374
Miscellaneous	1,884
Total expenses	$425,063
Deduct — Allocation of expenses to the investment adviser and the sub-adviser	$6,582
Total expense reductions	$6,582
Net expenses	$418,481
Net investment income	$714,443
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $1,040	$(4,547,618)
Foreign currency transactions	(67,822)
Net realized loss	$(4,615,440)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(17,354,530)
Foreign currency	(3,740)
Net change in unrealized appreciation (depreciation)	$(17,358,270)
Net realized and unrealized loss	$(21,973,710)
Net decrease in net assets from operations	$(21,259,267)

See notes to financial statements
19

International Equity Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$714,443	$696,630
Net realized loss from investment and foreign currency transactions	(4,615,440)	(131,084)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(17,358,270)	5,594,712
Net increase (decrease) in net assets from operations	$(21,259,267)	$6,160,258
Capital transactions — Contributions	$28,239,659	$13,297,044
Withdrawals	(9,747,273)	(2,058,858)
Net increase in net assets from capital transactions	$18,492,386	$11,238,186
Net increase (decrease) in net assets	$(2,766,881)	$17,398,444
Net Assets
At beginning of year	$28,271,945	$10,873,501
At end of year	$25,505,064	$28,271,945

See notes to financial statements
20

International Equity Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,			Period Ended
	2008	2007		October 31, 2006(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.25%	0.87%		1.26	%(4)
Expenses after custodian fee reduction(2)	1.25%	0.87%		1.25	%(4)
Net investment income	2.10%	3.72	%(3)	0.92	%(4)
Portfolio Turnover	35%	21%		1%
Total Return	(47.77)%	34.59%		6.60	%(5)
Net assets, end of year (000's omitted)	$25,505	$28,272		$10,874

(1)  For the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

(2)  The investment adviser waived all or a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.02%, 0.55% and 5.21% of average daily net assets for the years ended October 31, 2008 and 2007, and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser. Absent this waiver and/or subsidy, total return would be lower.

(3)  Includes a dividend resulting from a corporate action equal to 1.93% of average daily net assets.

(4)  Annualized.

(5)  Not annualized.

See notes to financial statements
21

International Equity Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

International Equity Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve total return by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, the Eaton Vance International Equity Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 65.0% and 10.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated

22

International Equity Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed since the start of business on May 31, 2006 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle), a portion of its adviser fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $340,261 of which $8,182 was allocated from Cash Management and $332,079 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 1.00% of the Portfolio's average daily net assets. Pursuant to a voluntary expense reimbursement, BMR and Eagle were allocated $3,291 and $3,291, respectively, of the Portfolio's operating expenses, for the year ended October 31, 2008.

23

International Equity Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $28,906,748 and $11,344,743, respectively, for the year ended October 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$37,506,926
Gross unrealized appreciation	$11,795
Gross unrealized depreciation	(11,508,020)
Net unrealized depreciation	$(11,496,225)

The net unrealized depreciation on foreign currency at October 31, 2008 on a federal income tax basis was $3,400.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

24

International Equity Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of International Equity Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

25

Eaton Vance International Equity Fund
International Equity Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance International Equity Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	1,917,227	1,096
Thomas E. Faust Jr.	1,917,227	1,096
Allen R. Freedman	1,917,227	1,096
William H. Park	1,917,227	1,096
Ronald A. Pearlman	1,917,227	1,096
Helen Frame Peters	1,918,323	0
Heidi L. Steiger	1,918,323	0
Lynn A. Stout	1,918,323	0
Ralph F. Verni	1,917,227	1,096

Each nominee was also elected a Trustee of International Equity Portfolio.

International Equity Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	76%	0%
Thomas E. Faust Jr.	76%	0%
Allen R. Freedman	76%	0%
William H. Park	76%	0%
Ronald A. Pearlman	76%	0%
Helen Frame Peters	76%	0%
Heidi L. Steiger	76%	0%
Lynn A. Stout	76%	0%
Ralph F. Verni	76%	0%

Results are rounded to the nearest whole number.

26

Eaton Vance International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

27

Eaton Vance International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the International Equity Portfolio (the "Portfolio"), and Boston Management and Research ("BMR" or the "Adviser") and the sub-advisory agreement with Eagle Global Advisors, L.L.C. ("Eagle" or the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and sub-advisory agreement with Eagle for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and by Eagle.

The Board considered BMR's and Eagle's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle's management of the Portfolio. The Board specifically noted BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the investment sub-advisory agreement with respect to Eagle.

28

Eaton Vance International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007. The Board considered the fact that the Adviser and Sub-Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund and the Portfolio to continue to share such benefits equitably.

29

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Eagle" refers to Eagle Global Advisors, L.L.C., "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

30

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2006	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

31

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of International Equity Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of International Equity Portfolio
Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance International Equity Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance International Equity Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2773-12/08  IEFSRC

Annual Report October 31, 2008

EATON VANCE
INTERNATIONAL INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance International Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA

Co-Portfolio Manager

John R. Baur

Co-Portfolio Manager

Michael A. Cirami, CFA

Co-Portfolio Manager

Economic and Market Conditions

•                  The credit crisis that began in mid-2007 resulted in unprecedented events in the U.S. financial markets in 2008. Within a two week period in September, investors saw the U.S. government’s bailout of the two largest government sponsored enterprises – Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers Holding, Inc., and the subsequent bailout of one of the world’s largest insurers amidst other government intervention and uncertainty surrounding the future of many of the largest U.S. financial institutions. As the crisis intensified in the last two months of the Fund’s fiscal year, the global fixed income and currency markets reacted with a flight to quality. The U.S. dollar strengthened against the Euro and many emerging market currencies, and U.S. interest rates fell as foreign investors headed for the relative safety of U.S. Treasury bonds. For the year ended October 31, 2008, 2-year and 5-year U.S. Treasury yields fell 240 (2.40%) and 134 basis points (1.34%), respectively. The Federal Funds rate started the year at 4.5% on October 31, 2007 and was cut to 1.0% by October 31, 2008. Many foreign central banks also cut their benchmark short-term interest rates in response to the global financial crisis, including the European Central Bank (ECB), Bank of Japan, Bank of England, and those of certain emerging market countries.

Management Discussion

•                  The Fund(1) seeks to provide total return by investing principally in a portfolio of securities denominated in foreign currencies, fixed-income securities issued by foreign entities or sovereigns and/or derivative instruments denominated in or based on the currencies, interest rates or issues of, foreign countries.

•                  The Fund slightly underperformed its benchmark, the JP Morgan Government Bond Index – Global, ex U.S., during the period.(3) The primary driver of the Fund’s underperformance was an underweighting of Japan versus the benchmark. Japan’s bonds and currency benefited from a flight to quality admist a worsening of the global financial crisis. Although the underweighting of Japan dominated performance, a weaker Euro and a position in Iceland also negatively impacted the Fund’s performance.

•                  Elsewhere in Western Europe, the Fund benefited from greater exposure to German sovereign bonds in lieu of positions in Spain and Italy where spreads to German government bonds widened dramatically, associated with a flight to quality by investors. Additionally, the Fund’s performance benefited significantly from a short position in Greece.

•                  The Fund’s positions in Eastern Europe did not fare as well as Western Europe. Specifically, the Fund’s positions in off-benchmark sovereign bonds of the Czech Republic were only partially offset by positive performance of other positions in Poland and Turkey.

•                  Finally, the Fund benefited from its performance in non-benchmark positions in Egypt, South Africa, and U.S. agency mortgage-backed securities (MBS). The Fund’s long position in Egyptian T-Bills and short position in the South African Rand were both additive to performance. In addition, although spreads to U.S. Treasuries of seasoned U.S. agency MBS widened by approximately 200 basis points during the year, the widening was more than offset by a decline in

Eaton Vance International Income Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(2)	-0.73%
JP Morgan Government Bond Index – Global, ex U.S.(3)	1.74%

Please refer to page 3 for additional performance information.

(1)

The Fund currently invests in a separate registered investment company, International Income Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares. If sales charges were deducted, the returns would be lower.
(3)

It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

two-year bond yields, producing positive performance from the Fund’s holdings in these securities.

•                  The Fund’s duration at October 31, 2008 was 4.39 years, slightly lower than 4.43 years in October 31, 2007. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

Portfolio Composition

Securities Holdings (excludes derivatives)(1)

By total net assets

(1)

Securities Holdings reflect the Portfolio’s securities positions as of 10/31/08. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures, please refer to the Regional Currency Exposure table.

Regional Currency Exposures (including derivatives)(2),(3)

By total net assets / Exceeds 100% due to use of derivatives

(2)	Regional Currency Exposures reflect the Portfolio’s investments as of 10/31/08. Total exposures may exceed 100% due to implicit leverage created by derivatives.

Currency Positions(3)

By total net assets

Euro	39.2%
Japan	29.7
United Kingdom	6.6
Canada	2.2
Denmark	1.9
Poland	1.8
Mexico	1.5
Sweden	0.9
Mauritius	0.6
Peru	0.5
Brazil	0.4%
Colombia	0.3
Ghana	0.3
Nigeria	0.3
Georgia	0.3
United Arab Emirates	0.3
Australia	0.2
Costa Rica	0.1
Iceland	0.1

(3)

Currency Positions reflect the Portfolio’s investments as of 10/31/08. Currency exposures include all long foreign exchange denominated assets and all long currency derivatives. Net short positions and other foreign derivatives are excluded. Short Currency Exposures are 6.5%. Foreign Long derivatives are 91.5%. Other Foreign Short Derivatives are 14.6%. All numbers are a percentage of total net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance International Income Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the JP Morgan Government Bond Index - Global, ex U.S., an unmanaged, broad-based market index consisting entirely of foreign denominated securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the JP Morgan Government Bond Index - Global, ex U.S. The table includes the total returns of Class A of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1)

Class A
Share Class Symbol	EAIIX

Average Annual Total Returns (at net asset value)
One Year	-0.73%
Life of Fund†	6.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.44%
Life of Fund†	2.99

† Inception Date – Class A: 6/27/07.

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge.

Total Annual Operating Expenses(2)

Class A

Gross Expense Ratio	1.15%
Net Expense Ratio	1.10%

(2)

From the Fund’s prospectus dated 3/1/08, as supplemented. The Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2009. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

* Sources: Lipper Inc. Class A of the Fund commenced operations on 6/27/07. Index data is available as of month-end only.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Income Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance International Income Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$910.00	$5.28	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.58	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.10% for Class A shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance International Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in International Income Portfolio, at value (identified cost, $6,288,184)	$5,538,613
Receivable for Fund shares sold	353
Receivable from the administrator	18,080
Total assets	$5,557,046
Liabilities
Payable for Fund shares redeemed	$59
Dividends payable	7,664
Payable to affiliate for distribution and service fees	1,459
Accrued expenses	30,533
Total liabilities	$39,715
Net Assets	$5,517,331
Sources of Net Assets
Paid-in capital	$6,126,288
Accumulated net realized gain from Portfolio (computed on the basis of identified cost)	149,003
Accumulated distributions in excess of net investment income	(8,389)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(749,571)
Total	$5,517,331
Class A Shares
Net Assets	$5,517,331
Shares Outstanding	532,936
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.35
Maximum Offering Price Per Share (100 ÷ 95.25 of $10.35)	$10.87
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest allocated from Portfolio (net of foreign taxes, $13)	$223,306
Expenses allocated from Portfolio	(43,862)
Net investment income from Portfolio	$179,444
Expenses
Trustees' fees and expenses	$292
Distribution and service fees	13,460
Custodian fee	23,949
Registration fees	22,101
Legal and accounting services	20,431
Printing and postage	5,072
Transfer and dividend disbursing agent fees	4,106
Miscellaneous	5,649
Total expenses	$95,060
Deduct — Allocation of expenses to the administrator	$89,382
Total expense reductions	$89,382
Net expenses	$5,678
Net investment income	$173,766
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(146,672)
Financial futures contracts	9,316
Swap contracts	(4,342)
Foreign currency and forward foreign currency exchange contract transactions	281,456
Net realized gain	$139,758
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(703,731)
Financial futures contracts	(7,669)
Written options	(12,564)
Swap contracts	9,442
Foreign currency and forward foreign currency exchange contracts	(40,358)
Net change in unrealized appreciation (depreciation)	$(754,880)
Net realized and unrealized loss	$(615,122)
Net decrease in net assets from operations	$(441,356)

See notes to financial statements
5

Eaton Vance International Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
From operations — Net investment income	$173,766	$625
Net realized gain from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	139,758	1,164
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contracts	(754,880)	5,309
Net increase (decrease) in net assets from operations	$(441,356)	$7,098
Distributions to shareholders — From net investment income	$(171,993)	$(60)
From net realized gain	(2,041)	(597)
Total distributions to shareholders	$(174,034)	$(657)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$10,296,758	$437,846
Net asset value of shares issued to shareholders in payment of distributions declared	110,087	484
Cost of shares redeemed	(4,520,243)	(201,599)
Capital contribution from administrator	898	2,049
Net increase in net assets from Fund share transactions	$5,887,500	$238,780
Net increase in net assets	$5,272,110	$245,221
Net Assets
At beginning of period	$245,221	$—
At end of period	$5,517,331	$245,221
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(8,389)	$(77)

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

See notes to financial statements
6

Eaton Vance International Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31, 2008		Period Ended October 31, 2007(1)
Net asset value — Beginning of period	$10.850		$10.000
Income (loss) from operations
Net investment income(2)	$0.435		$0.124
Net realized and unrealized gain (loss)	(0.490)		0.468
Total income (loss) from operations	$(0.055)		$0.592
Less distributions
From net investment income	$(0.434)		$(0.014)
From net realized gain	(0.013)		(0.135)
Total distributions	$(0.447)		$(0.149)
Capital contribution from administrator(2)	$0.002		$0.407
Net asset value — End of period	$10.350		$10.850
Total Return(3)	(0.73	)%(8)	10.05	%(8)(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,517		$245
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.10	%(6)	1.25	%(6)(7)
Net investment income(5)	3.86%		3.38	%(7)
Portfolio Turnover of the Portfolio	14%		2	%(9)

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The administrator subsidized certain operating expenses (equal to 1.99% and 301.15% of average daily net assets for the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(7)  Annualized.

(8)  The impact of the capital contribution by the administrator on total return for the year ended October 31, 2008 was less then 0.005%. Absent a capital contribution by the administrator in the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.14%.

(9)  Not annualized.

See notes to financial statements
7

Eaton Vance International Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance International Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers Class A shares, which are generally sold subject to a sales charge imposed at time of purchase. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (16.4% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of

8

Eaton Vance International Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007 was as follows:

	Year Ended October 31, 2008	Period Ended October 31, 2007
Distributions declared from:
Ordinary income	$171,993	$87
Long-term capital gains	$2,041	$570

During the year ended October 31, 2008, accumulated net realized gain was increased by $10,078, accumulated undistributed net investment income was decreased by $10,085, and paid-in capital was increased by $7 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

At October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$34,142
Undistributed long-term capital gains	$123,388
Net unrealized depreciation	$(758,823)
Other temporary differences	$(7,664)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to futures and swap contracts, premium amortization, partnership allocations and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund's average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator ("Investable Assets") up to $1 billion and is payable monthly. On net assets of $1 billion and over that are invested in Investable Assets, the annual fee is reduced. For the year ended October 31, 2008, the Fund incurred no adviser fee on Investible Assets. To the extent the Fund's assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio's adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator to the Fund, but receives no compensation. EVM has agreed to reimburse the Fund's operating expenses to the extent that they exceed 1.10% annually of the Fund's average daily net assets for Class A. This agreement may be changed or terminated after February 28, 2009. Pursuant to this agreement, EVM was allocated $89,382 of the Fund's operating expenses for the year ended October 31, 2008.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $283 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate EVM and the Fund's principal underwriter, received $5,027 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $13,460 for Class A shares.

9

Eaton Vance International Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $11,000 of CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $10,348,381 and $4,561,323, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Sales	902,331	41,679
Issued to shareholders electing to receive payments of distributions in Fund shares	9,789	45
Redemptions	(401,781)	(19,127)
Net Increase	510,339	22,597

(1) For the period from the start of business, June 27, 2007, to October 31, 2007.

8  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

10

Eaton Vance International Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance International Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance International Income Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance International Income Fund as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

11

Eaton Vance International Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Capital Gain Dividends — The Fund designates $2,041 as a long-term capital gain dividend.

12

International Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 52.5%
Security	Principal Amount		U.S. $ Value
Australia — 0.2%
Commonwealth of Australia, 6.50%, 5/15/13	AUD	105,000	$74,799
Total Australia (identified cost $94,639)			$74,799
Belgium — 3.8%
Kingdom of Belgium, 3.75%, 3/28/09	EUR	274,000	$350,139
Kingdom of Belgium, 4.00%, 3/28/13	EUR	211,000	271,587
Kingdom of Belgium, 5.50%, 9/28/17	EUR	195,000	265,981
Kingdom of Belgium, 5.50%, 3/28/28	EUR	288,000	390,512
Total Belgium (identified cost $1,419,108)			$1,278,219
Brazil — 0.3%
Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	243,533	$92,687
Total Brazil (identified cost $123,565)			$92,687
Canada — 2.2%
Canada Government, 3.60%, 6/15/13	CAD	881,000	$736,347
Total Canada (identified cost $877,023)			$736,347
Costa Rica — 0.1%
Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	39,277,999	$36,548
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	4,532,256	4,237
Total Costa Rica (identified cost $46,248)			$40,785
Czech Republic — 3.3%
Czech Republic, 4.125%, 3/18/20	EUR	1,010,000	$1,125,121
Total Czech Republic (identified cost $1,510,545)			$1,125,121
Denmark — 1.9%
Kingdom of Denmark, 4.00%, 11/15/15	DKK	215,000	$35,743
Kingdom of Denmark, 4.00%, 11/15/17	DKK	1,008,000	166,805
Kingdom of Denmark, 5.00%, 11/15/13	DKK	938,000	165,476
Kingdom of Denmark, 6.00%, 11/15/09	DKK	1,470,000	254,838
Total Denmark (identified cost $665,949)			$622,862

Security	Principal Amount		U.S. $ Value
Ecuador — 0.0%
Republic of Ecuador, 10.00%, 8/15/30	USD	15,000	$4,425
Total Ecuador (identified cost $4,725)			$4,425
France — 14.3%
Government of France, 3.75%, 4/25/17	EUR	420,000	$517,883
Government of France, 4.00%, 4/25/09	EUR	1,055,000	1,351,876
Government of France, 4.00%, 10/25/13	EUR	905,000	1,175,311
Government of France, 4.00%, 4/25/14	EUR	570,000	737,773
Government of France, 5.50%, 4/25/29	EUR	745,000	1,036,977
Total France (identified cost $5,248,819)			$4,819,820
Georgia — 0.9%
Republic of Georgia, 7.50%, 4/15/13	USD	400,000	$288,000
Total Georgia (identified cost $310,355)			$288,000
Germany — 12.4%
Bundesrepub Deutschland, 3.75%, 7/4/13	EUR	1,096,000	$1,430,847
Bundesrepub Deutschland, 6.25%, 1/4/30	EUR	732,000	1,128,152
Bundesschatzanweisungen, 3.75%, 3/13/09	EUR	1,280,000	1,637,963
Total Germany (identified cost $4,339,101)			$4,196,962
Ghana — 0.3%
Ghanaian Government Bond, 13.69%, 3/15/10(5)	GHS	140,000	$110,275.00
Total Ghana (identified cost $145,506)			$110,275
Ivory Coast — 0.0%
Ivory Coast, 4.00%, 3/31/28	USD	45,000	$15,001
Total Ivory Coast (identified cost $15,750)			$15,001
Netherlands — 3.8%
Government of Netherlands, 3.75%, 7/15/09	EUR	234,000	$299,543
Government of Netherlands, 3.75%, 1/15/23	EUR	368,000	427,560
Government of Netherlands, 4.50%, 7/15/17	EUR	206,000	264,851
Government of Netherlands, 5.00%, 7/15/12	EUR	212,000	283,952
Total Netherlands (identified cost $1,406,784)			$1,275,906

See notes to financial statements
13

International Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount		U.S. $ Value
Nigeria — 0.2%
Nigerian Treasury Bond, 12.00%, 4/28/09	NGN	6,343,000	$54,597
Total Nigeria (identified cost $53,194)			$54,597
Peru — 0.3%
Republic of Peru, 12.25%, 8/10/11	PEN	255,000	$89,083
Total Peru (identified cost $109,425)			$89,083
Sweden — 2.5%
Swedish Government, 3.75%, 8/12/17	SEK	5,510,000	$723,367
Swedish Government, 5.00%, 1/28/09	SEK	470,000	60,797
Swedish Government, 6.75%, 5/5/14	SEK	395,000	59,927
Total Sweden (identified cost $934,556)			$844,091
Turkey — 0.0%
Republic of Turkey, 6.875%, 3/17/36	USD	15,000	$10,275
Total Turkey (identified cost $9,150)			$10,275
United Kingdom — 6.0%
United Kingdom Treasury Bond, 4.75%, 6/7/10	GBP	342,000	$565,951
United Kingdom Treasury Bond, 4.75%, 3/7/20	GBP	285,000	459,408
United Kingdom Treasury Bond, 5.00%, 3/7/12	GBP	321,000	538,996
United Kingdom Treasury Bond, 5.00%, 9/7/14	GBP	266,000	448,819
Total United Kingdom (identified cost $2,464,786)			$2,013,174
Uruguay — 0.0%
Republic of Uruguay, 7.875%, 1/15/33	USD	15,000	$9,454
Total Uruguay (identified cost $9,150)			$9,454
Total Foreign Government Bonds (identified cost $19,788,378)			$17,701,883

Security	Principal Amount		U.S. $ Value
Foreign Corporate Bonds — 0.3%
Kazakhstan — 0.3%
Kazkommerts International, 7.875%, 4/7/14	USD	200,000	$91,782
Total Kazakhstan (identified cost $160,100)			$91,782
Total Foreign Corporate Bonds (identified cost $160,100)			$91,782
Mortgage-Backed Securities — 26.4%
Security	Principal Amount		U.S. $ Value
Collateralized Mortgage Obligations — 5.6%
Federal Home Loan Mortgage Corp., Series 2127, Class PG, 6.25%, 2/15/29		$859,319	$862,246
Federal National Mortgage Association, Series 1991-139, Class PN, 7.50%, 10/25/21		979,819	1,030,069
Total Collateralized Mortgage Obligations (identified cost $1,919,562)			$1,892,315
Mortgage Pass-Throughs — 20.8%
Federal National Mortgage Association :
6.00% with maturity at 2019		$442,258	$452,565
6.50% with maturity at 2017		1,042,626	1,064,585
			$1,517,150
Government National Mortgage Association :
7.00% with maturity at 2026		1,171,910	1,226,353
8.00% with maturity at 2016		1,887,233	2,007,702
9.00% with various maturities to 2024(4)		2,034,483	2,257,708
			$5,491,763
Total Mortgage Pass-Throughs (identified cost $6,988,656)			$7,008,913
Total Mortgage-Backed Securities (identified cost $8,908,218)			$8,901,228

See notes to financial statements
14

International Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Currency Options Purchased — 0.4%
Description	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	U.S. $ Value
Japanese Yen Put Option	JPY	1,058,706	106.94	4/3/09	$131,121
Total Currency Options Purchased (identified cost $148,995)					$131,121
Short-Term Investments — 18.8%
Foreign Government Securities — 3.4%

Security	Principal Amount		U.S. $ Value
Brazil — 0.6%
Letra Tesouro Nacional, 0.00%, 1/1/09	BRL	460,000	$207,769
Total Brazil (identified cost $270,718)			$270,769
Georgia — 0.3%
Bank of Georgia Group, 8.75%, 12/26/08(5)	GEL	150,000	$101,663
Total Georgia (identified cost $106,209)			$101,663
Iceland — 0.6%
Republic of Iceland, 8.50%, 12/12/08	ISK	31,712,000	$207,548
Total Iceland (identified cost $416,292)			$207,548
Nigeria — 0.2%
Nigeria Treasury Bill, 0.00%, 7/2/09	NGN	650,000	$5,198
Nigeria Treasury Bill, 0.00%, 9/3/09	NGN	6,201,000	48,786
Total Nigeria (identified cost $53,834)			$53,984
Peru — 1.6%
Peru Certificates of Deposit, 0.00%, 11/6/08	PEN	600,000	$194,916
Peru Certificates of Deposit, 0.00%, 12/9/08	PEN	300,000	96,878
Peru Certificates of Deposit, 0.00%, 1/5/09	PEN	200,000	64,257
Peru Certificates of Deposit, 0.00%, 2/9/09	PEN	600,000	191,450
Total Peru (identified cost $570,255)			$547,501

Security	Principal Amount		U.S. $ Value
Sri Lanka — 0.1%
Republic of Sri Lanka, 11.50%, 11/1/08	LKR	4,100,000	$37,207
Total Sri Lanka (identified cost $38,007)			$37,207
Total Foreign Government Securities (identified cost $1,455,315)			$1,155,672
Other Securities — 15.4%
Description	Interest (000's omitted)		U.S. $ Value
Cash Management Portfolio, 1.90%(6)		$5,218	$5,218,098
Total Other Securities (identified cost $5,218,098)			$5,218,098
Total Short-Term Investments (identified cost $6,673,413)			$6,373,770
Total Investments (identified cost $35,679,105)			$33,199,784
Currency Options Written — (0.6)%

Description	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	U.S. $ Value
Japanese Yen Call Option	JPY	1,099,073	79.07	4/3/09	$(189,227)
Total Currency Options Written (Premium received $117,803)					$(189,227)
Other Assets, Less Liabilities — 2.2%					$744,122
Net Assets — 100.0%					$33,754,679

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CRC - Costa Rican Colon

DKK - Danish Krone

See notes to financial statements
15

International Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

EUR - Euro

GBP - British Pound Sterling

GEL - Georgian Lari

GHS - Ghanaian Cedi

ISK - Icelandic Krona

JPY - Japanese Yen

LKR - Sri Lanka Rupee

NGN - Nigerian Naira

PEN - Peruvian New Sol

SEK - Swedish Krona

USD - United States Dollar

(1)  Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted daily based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 139,000 and the current face is BRL 243,533.

(2)  Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted daily based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 33,700,000 and the current face is CRC 39,277,999.

(3)  Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted daily based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 3,700,000 and the current face is CRC 4,532,256.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
16

International Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $30,461,007)	$27,981,686
Affiliated investment, at value (identified cost, $5,218,098)	5,218,098
Foreign currency, at value (identified cost, $50,632)	44,817
Interest receivable	432,962
Interest receivable from affiliated investment	7,493
Receivable for open forward foreign currency contracts	341,588
Receivable for closed forward foreign currency contracts	286,309
Receivable for open swap contracts	463,853
Receivable for closed swap contracts	7,982
Receivable for closed options	10,839
Total assets	$34,795,627
Liabilities
Written options outstanding, at value (premiums received, $117,803)	$189,227
Payable for open swap contracts	268,977
Payable for daily variation margin on open financial futures contracts	17,030
Payable to affiliate for investment adviser fee	16,823
Payable for investments purchased	14,554
Payable to affiliate for Trustees' fees	122
Payable for open forward foreign currency contracts	440,023
Payable for closed forward foreign currency contracts	18,978
Accrued expenses	75,214
Total liabilities	$1,040,948
Net Assets applicable to investors' interest in Portfolio	$33,754,679
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$36,274,203
Net unrealized depreciation (computed on the basis of identified cost)	(2,519,524)
Total	$33,754,679

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest (net of foreign taxes, $333)	$1,576,883
Interest income allocated from affiliated investment	80,736
Expenses allocated from affiliated investment	(11,392)
Total investment income	$1,646,227
Expenses
Investment adviser fee	$195,649
Trustees' fees and expenses	942
Custodian fee	64,121
Legal and accounting services	58,414
Miscellaneous	2,360
Total expenses	$321,486
Deduct — Reduction of custodian fee	$27
Total expense reductions	$27
Net expenses	$321,459
Net investment income	$1,324,768
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(124,899)
Financial futures contracts	64,402
Swap contracts	(33,016)
Foreign currency and forward foreign currency exchange contract transactions	2,071,201
Net realized gain	$1,977,688
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(3,835,041)
Financial futures contracts	(2,149)
Written options	(71,424)
Swap contracts	192,932
Foreign currency and forward foreign currency exchange contracts	(282,668)
Net change in unrealized appreciation (depreciation)	$(3,998,350)
Net realized and unrealized loss	$(2,020,662)
Net decrease in net assets from operations	$(695,894)

See notes to financial statements
17

International Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
From operations — Net investment income	$1,324,768	$274,606
Net realized gain from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	1,977,688	356,685
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contracts	(3,998,350)	1,478,826
Net increase (decrease) in net assets from operations	$(695,894)	$2,110,117
Capital transactions — Contributions	$17,567,573	$24,936,962
Withdrawals	(6,696,831)	(3,467,248)
Net increase in net assets from capital transactions	$10,870,742	$21,469,714
Net increase in net assets	$10,174,848	$23,579,831
Net Assets
At beginning of period	$23,579,831	$—
At end of period	$33,754,679	$23,579,831

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

See notes to financial statements
18

International Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.01%	1.35	%(3)
Net investment income	4.01%	3.75	%(3)
Portfolio Turnover	14%	2%
Total Return	(0.64)%	10.05	%(4)
Net assets, end of period (000's omitted)	$33,755	$23,580

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)  Annualized.

(4)  Not annualized.

See notes to financial statements
19

International Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio's investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance International Income Fund, Eaton Vance Medallion Strategic Income Fund and Eaton Vance Strategic Income Fund held an interest of 16.4%, 9.4% and 73.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Sovereign credit default swaps, foreign interest rate swaps and over-the-counter currency options are valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate,

20

International Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed since the start of business on June 27, 2007, to October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is

21

International Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

O  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the

22

International Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $206,482 of which $10,833 was allocated from Cash Management and $195,649 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.625% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2008 were as follows:

Purchases
Investments (non-U.S. Government)	$8,825,697
U.S. Government and Agency Securities	4,153,115
$12,978,812

Sales
Investments (non-U.S. Government)	$1,900,082
U.S. Government and Agency Securities	1,977,973
$3,878,055

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$35,743,042
Gross unrealized appreciation	$64,199
Gross unrealized depreciation	(2,607,457)
Net unrealized depreciation	$(2,543,258)

The net unrealized depreciation on swaps, written options, foreign currency and forward foreign currency contracts at October 31, 2008 on a federal income tax basis was $27,776.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts, interest rate swaps, credit default swaps, total return swaps and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
1/05/09	Brazilian Real 681,169	United States Dollar 364,652	$55,893

23

International Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
12/22/08	Croatia Kuna 469,000	Euro 64,601	$(274)
1/26/09	Croatia Kuna 249,600	Euro 34,131	(226)
11/04/08	Euro 970,000	United States Dollar 1,233,822	(3,444)
11/06/08	Euro 50,149	United States Dollar 68,956	5,043
11/12/08	Euro 330,000	United States Dollar 420,017	(454)
12/12/08	Icelandic Krona 27,995,543	United States Dollar 358,192	173,299
11/24/08	Indonesian Rupiah 1,698,000,000	United States Dollar 132,656	(15,857)
11/06/08	Israeli Shekel 320,000	United States Dollar 85,283	(846)
11/10/08	Malaysian Ringgit 640,000	United States Dollar 182,675	2,465
11/28/08	Malaysian Ringgit 604,000	United States Dollar 168,668	(1,345)
11/03/08	Mauritian Rupee 5,225,000	United States Dollar 165,873	3,353
11/04/08	New Turkish Lira 132,510	United States Dollar 78,641	(7,174)
11/28/08	New Zealand Dollar 135,000	United States Dollar 78,638	266
11/06/08	Peruvian New Sol 300,000	United States Dollar 101,902	4,371
11/10/08	Peruvian New Sol 300,000	United States Dollar 101,850	4,378
12/11/08	Peruvian New Sol 300,000	United States Dollar 101,902	4,870
2/09/09	Peruvian New Sol 600,000	United States Dollar 203,114	10,577
11/10/08	Philippine Peso 8,700,000	United States Dollar 180,348	3,310
11/05/08	South African Rand 943,400	United States Dollar 85,218	(11,267)
11/07/08	South African Rand 2,762,582	United States Dollar 270,536	(11,844)
11/03/08	Sri Lanka Rupee 4,335,750	United States Dollar 38,684	(669)
11/20/08	Swedish Krona 4,371,469	Euro 437,475	(5,813)

Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
11/28/08	Taiwan Dollar 6,000,000	United States Dollar 180,538	$(1,974)
12/26/08	Taiwan Dollar 6,010,000	United States Dollar 179,720	(3,352)
1/21/09	Taiwan Dollar 4,800,000	United States Dollar 147,647	1,305
11/28/08	Thai Baht 12,000,000	United States Dollar 343,544	2,344
11/04/08	Zambian Kwacha 160,000,000	United States Dollar 33,650	(2,144)
11/07/08	Zambian Kwacha 160,000,000	United States Dollar 33,963	(1,801)
1/15/09	Zambian Kwacha 160,000,000	United States Dollar 39,024	3,871
			$206,861
Purchases
Settlement Date	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
12/02/08	Brazilian Real 360,000	United States Dollar 167,676	$(3,399)
11/28/08	British Pound Sterling 102,339	United States Dollar 167,968	(3,515)
11/07/08	Colombian Peso 273,125,859	United States Dollar 125,806	(11,333)
11/04/08	Euro 970,000	United States Dollar 1,238,815	(2,501)
11/28/08	Euro 469,311	United States Dollar 606,139	(8,534)
11/24/08	Indonesian Rupiah 1,698,000,000	United States Dollar 168,119	(19,606)
11/12/08	Japanese Yen 545,658,000	United States Dollar 5,818,180	(277,685)
11/19/08	Japanese Yen 830,114,260	United States Dollar 8,447,281	(16,373)
11/03/08	Mauritian Rupee 5,225,000	United States Dollar 186,009	(23,490)
11/07/08	Mauritian Rupee 5,225,000	United States Dollar 165,755	(3,286)
11/17/08	Mauritian Rupee 800,000	United States Dollar 26,667	(1,817)
11/06/08	Mexican Peso 4,360,000	United States Dollar 331,559	7,075

24

International Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/07/08	Mexican Peso 1,980,000	United States Dollar 145,535	$8,202
11/14/08	Polish Zloty 1,639,130	Euro 425,969	49,215
11/04/08	Zambian Kwacha 160,000,000	United States Dollar 34,043	1,751
			$(305,296)

At October 31, 2008, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $286,309 and a payable of $18,978.

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
12/08	4 Euro-Bund	Long	$588,908	$591,034	$2,126
12/08	12 U.K. Gilt	Long	$2,163,005	$2,149,255	$(13,750)
12/08	3 Canadian 10 Year Treasury Bond	Long	$297,310	$291,687	$(5,623)
12/08	4 Mexico Bolsa Index	Short	$(65,798)	$(64,535)	$1,263
12/08	3 FTSE/JSE Top 40 Index	Short	$(73,384)	$(59,549)	$13,835
					$(2,149)

Descriptions of the underlying instruments to Futures Contracts:

•  Canadian 10 Year Treasury Bond: Canadian Government Bonds (CGB) having a maximum original maturity of 10 3/4 years and having a remaining maturity between 8 – 10.5 years as of the first day of the delivery month.

•  Euro-Bund: Long-term notional debt securities issued by the German Federal Government with a term of 8.5 – 10.5 years.

•  U.K. Gilt: Gilt issues having a maturity of 8 3/4 to 13 years from the calendar day of the delivery month.

•  FTSE/JSE Top 40 Index: The FTSE/JSE Top 40 Index is a capitalization weighted index of the 40 largest companies by market capitalization included in the FTSE/JSE All Shares Index.

•  Mexico Bolsa Index: Mexico Bolsa Index is a capitalization weighted index of the leading stocks traded on the Mexican stock exchange.

Interest Rate Swaps

Counterparty	Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
J.P. Morgan Chase, N.A	BRL	1,207	Pay	Brazilian Interbank Deposit Rate	11.34%	1/2/09	$(5,178)
							$(5,178)

BRL — Brazilian Real

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Capital Services, Inc	Austria	Buy	$200	.44%	12/20/13	$3,340
Barclays Capital Services, Inc.	Iceland (Republic of)	Sell	100	1.88	3/20/18	(30,995)
Barclays Capital Services, Inc	Kazakhstan (Republic of)	Sell	200	9.75	11/20/09	4,012
Barclays Capital Services, Inc	Kazakhstan (Republic of)	Buy	200	2.43	9/20/13	36,083
Barclays Capital Services, Inc.	Turkey (Republic of)	Buy	540	2.12	1/20/13	47,607
CitiGlobal Market, Inc.	Kazakhstan (Republic of)	Sell	100	8.00	10/20/09	377
CitiGlobal Market, Inc.	Peru (Republic of)	Sell	200	2.00	9/20/11	(4,556)
CitiGlobal Market, Inc.	Peru (Republic of)	Sell	100	2.90	10/20/13	(1,839)
J.P. Morgan Chase, N.A.	Brazil (Republic of)	Sell	200	5.25	11/20/09	3,742
J.P. Morgan Chase, N.A.	Greece	Buy	4,000	0.13	9/20/17	368,692
JP Morgan Chase, N.A.	Iceland (Republic of)	Sell	100	1.70	3/20/18	(31,982)
JP Morgan Chase, N.A	Iceland (Republic of)	Sell	300	1.75	3/20/18	(95,124)
JP Morgan Chase, N.A	Iceland (Republic of)	Sell	100	1.90	3/20/18	(30,885)
JP Morgan Chase, N.A	Iceland (Republic of)	Sell	100	2.10	3/20/23	(29,815)
JP Morgan Chase, N.A	Iceland (Republic of)	Sell	100	2.45	3/20/23	(27,424)
						$211,233

25

International Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Total Return Swaps

Counterparty	Notional Amount	Expiration Date	Portfolio Pays	Portfolio Receives	Net Unrealized Depreciation
J.P. Morgan Chase Bank	$96,268	7/23/09	1-month USD- LIBOR-BBA+50bp	Total Return on J.P. Morgan Abu Dhabi Index	$(11,179)
					$(11,179)

Written call option activity for the year ended October 31, 2008 was as follows:

	Principals Amount of Contracts (000's omitted)		Premiums Received
Outstanding, beginning of year		—	$—
Options written	JPY	1,099,073	117,803
Outstanding, end of year	JPY	1,099,073	$117,803

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

7  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

26

International Income Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of International Income Portfolio:

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for the year then ended and for the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the year then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

27

Eaton Vance International Income Fund
International Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance International Income Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	421,197	183
Thomas E. Faust Jr.	421,197	183
Allen R. Freedman	421,197	183
William H. Park	421,197	183
Ronald A. Pearlman	421,197	183
Helen Frame Peters	421,197	183
Heidi L. Steiger	421,197	183
Lynn A. Stout	421,197	183
Ralph F. Verni	421,197	183

Each nominee was also elected a Trustee of the International Income Portfolio.

International Income Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	88%	1%
Thomas E. Faust Jr.	88%	1%
Allen R. Freedman	88%	1%
William H. Park	88%	1%
Ronald A. Pearlman	88%	1%
Helen Frame Peters	88%	1%
Heidi L. Steiger	88%	1%
Lynn A. Stout	88%	1%
Ralph F. Verni	88%	1%

Results are rounded to the nearest whole number.

28

Eaton Vance International Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

29

Eaton Vance International Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance International Income Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the terms of the investment advisory agreement of the International Income Portfolio (the "Portfolio"), the portfolio in which the Fund will invest substantially all of its assets, with Boston Management and Research ("BMR"), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the "Adviser"), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and the Portfolio by BMR.

The Board considered EVM's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund. The Board specifically noted EVM's and BMR's expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio in the complex by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund's duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio's investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The

30

Eaton Vance International Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (June 27, 2007) through September 30, 2007 for the Fund. In light of the Fund's relatively brief operating history, the Board concluded that additional time was required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for the period from inception through September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

31

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

32

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

33

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Of the Trust since 2002 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

34

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Investment Adviser of International Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance International Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance International Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3042-12/08  INTLISRC

Annual Report October 31, 2008

EATON VANCE
LOW
DURATION
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission ("the SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Low Duration Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Susan Schiff, CFA

Portfolio Manager

Economic and Market Conditions

•             The year ended October 31, 2008 featured unusually high volatility in all fixed-income markets. What began in 2007 as a reaction to inopportune subprime lending, grew during the course of 2008 into a major economic and market dislocation. Like all fixed-income markets, the mortgage-backed securities (MBS) market featured significant spread widening during the year. MBS spreads widened by around 200 basis points (2.00%), ending at approximately 300 basis points (3.00%) over Treasuries at October 31, 2008. That spread widening was true of generic and seasoned agency MBS alike. In a flight-to-quality, there was less buying activity within the MBS sector, as increasingly risk-averse investors favored cash and Treasury bonds. Widespread deleveraging and forced selling by hedge funds and other institutional investors exerted further pressure on the MBS market. Foreign investors, who had been prominent buyers of MBS in recent years, opted instead for Treasury bonds. To add much-needed liquidity, the Federal Reserve lowered its Federal Funds rate – a key short-term interest rate benchmark – to 1.00%, as of October 31, 2008.

•             As the housing crisis deepened and foreclosures rose, Fannie Mae and Freddie Mac – government-sponsored enterprises and two of the nation’s largest guarantors of mortgage securities – suffered losses. In September 2008, the Treasury announced its intent to purchase MBS, while adding capital and a line of credit to Fannie Mae and Freddie Mac. In the wake of these actions, the MBS market stabilized.

•             During the year ended October 31, 2008, all credit markets experienced unprecedented volatility, and the bank loan market market was no exception. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which in turn, caused the world economy to slip into recession. The year was a rollercoaster for the credit markets. However, September 2008 brought a series of events that rattled the markets more deeply: the bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers Holdings, Inc., the rescue of American International Group, Inc. and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. In the Fund’s(1) fiscal fourth quarter, the S&P/LSTA Leveraged Loan Index (the Index) declined -18.66%, by far its worst quarterly showing ever. The average loan price in Floating Rate Portfolio was 70.3% of par at October 31, 2008. Although statistics vary with respect to recovery rates of loans in default, the historical rate has been approximately 70% of par. As such, bank loan prices at year-end were approaching levels that implied near universal default. At year-end, 2.3% of the loans in Floating Rate Portfolio were in default versus 2.0% for the Index. However, the Fund’s allocation to this asset class was only 7%.

•             While there is little doubt that a recession would-bring higher default rates, it is difficult to reconcile recent trading levels with market fundamentals. A range of credit statistics and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with historical patterns. Despite this, bank loans traded below historical recovery levels, thus implying a near 100% default rate. A possible explanation for the market’s depressed trading level was that there were more sellers of bank loans than buyers. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. Some selling was voluntary, as redemptions from mutual funds were significant throughout the year. In addition, many hard-pressed banks and investment banks that

Eaton Vance Low Duration Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(2)	1.65%
Class B(2)	0.85%
Class C(2)	1.02%
Merrill Lynch 1-3 Year Treasury Index(3)	6.85%
Lipper Short U.S. Government Funds Average(3)	3.35%

Please refer to page 3 for additional performance information.

(1)  The Fund currently invests in Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (collectively, the Portfolios). References to investments are to the Portfolios’ holdings.

(2)  These returns do not include the 2.25% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Absent a fee waiver and expense reimbursement by the investment adviser and the administrator, the returns would be lower.

(3)  It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, perforrmance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

typically make markets in bank loans were hesitant to own loans, making trading more volatile. Later in the period, there were signs that many institutional investors were attracted to the asset class by record low loan prices. However, selling outweighed buying, pushing loan prices lower.

Management Discussion

•             Low Duration Fund(1) seeks total return, an objective it pursues primarily through investments in securities issued by the U.S. government (or its agencies and instrumentalities) and at least 90% of the Fund’s net assets is invested in investment grade securities. The Fund pursues its objective by investing in one or more registered investment companies that are managed by Eaton Vance Management or its affiliates.

•             During the year ended October 31, 2008, the Fund continued to focus on seasoned, fixed-rate agency MBS through its investment in Investment Portfolio and Government Obligations Portfolio. A significant portion of Investment Portfolio’s and Government Obligations Portfolio’s MBS are FHA- or VA-guaranteed, representing full government guarantees as to principal and interest payments. In addition, because these mortgages were typically originated in the 1980’s or 1990’s, homeowners have built considerable equity over time in their homes. As a result, these mortgages have a relatively low loan-to-value ratio and more predictable cash flows than generic MBS. In addition, the loans are guaranteed by government agencies.

•             Investment Portfolio’s and Government Obligations Portfolio’s (the Portfolios) largest MBS weightings remained in 10-, 15- and 30-year seasoned, fixed-rate U.S. government agency MBS, with a smaller weighting in seasoned adjustable-rate U.S. government agency MBS (ARMs). Management continued to believe that agency securities represented an attractive asset class for the Portfolios, particularly the seasoned MBS on which the Portfolios focused.

•             Low Duration’s duration was 1.91 years at October 31, 2008. Duration indicates price sensitivity to changes in interest rates of a fixed-income security or portfolio based on the timing of anticipated principal and interest payments. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

•             While the Fund retained only a 7% weighting in floating-rate loans at October 31, 2008, through its investment in Floating Rate Portfolio, that weighting hurt its performance and was the primary reason for the Fund’s underperformance of its benchmark. Floating Rate Portfolio’s investments included 446 borrowers at October 31, 2008, with an average loan size of 0.22% of total investments, and no industry constituting more than 9% of total investments. Publishing, health care, business equipment and services, cable and satellite television, and chemicals and plastics were the top industry weightings. Floating Rate Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•             Floating Rate Portfolio had a 14% exposure to European loans at October 31, 2008. While Floating Rate Portfolio’s involvement in the European leveraged loan market represented further opportunity for diversification, this market has been affected slightly more than the U.S. market by the recent credit market turmoil. The Portfolio’s relative underperformance of its benchmark during the year was due primarily to its exposure to the European leverage loan market. However, defaults and credit losses in the European market remained minimal.

Portfolio Composition

Diversification by Sectors(2)

By total investments

(1)     The Fund currently invests in Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (collectively, the Portfolios). References to investments are to the Portfolios’ holdings.

(2)     The Diversification by Sectors breakdown reflects the Fund’s investments in Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio as of 10/31/08. Sectors are shown as a percentage of the Fund’s total investments in the Portfolios.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information may not be representative of the Portfolios’ current or future investments and may change due to active management.

2

Eaton Vance Low Duration Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index of short-term U.S. Treasury securities and the Lipper Short U.S. Government Funds Classification. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Merrill Lynch 1-3 Year Treasury Index and the Lipper Short U.S. Government Funds Classification. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)

	Class A	Class B	Class C
Class Share Symbol	EALDX	EBLDX	ECLDX

Average Annual Total Returns (at net asset value)
One year	1.65%	0.85%	1.02%
Five years	2.75	1.99	2.15
Life of Fund†	2.32	1.56	1.72

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	-0.67%	-2.06%	0.05%
Five years	2.29	1.99	2.15
Life of Fund†	1.94	1.56	1.72

†Inception Dates – Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02

(1)     Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent a fee waiver and expense reimbursement by the investment adviser and administrator, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2.0% - 3rd year; 1% - 4th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual Operating Expenses(2)

	Class A	Class B	Class C

Gross Expense Ratio	1.41%	2.16%	2.01%
Net Expense Ratio	1.00	1.75	1.60

(2)     From the Fund’s prospectus dated 3/1/08. The net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

* Sources: Lipper Inc. Class A, Class B and Class C of the Fund commenced operations on 9/30/02.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 9/30/02 would have been valued at $10,988 and $11,092, respectively, on 10/31/08. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest directly in an Index or Classification.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Low Duration Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Low Duration Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$989.10	$5.00	**
Class B	$1,000.00	$986.10	$8.74	**
Class C	$1,000.00	$987.00	$7.99	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.08	**
Class B	$1,000.00	$1,016.30	$8.87	**
Class C	$1,000.00	$1,017.10	$8.11	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares and 1.60% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

**  Absent a fee waiver and expense reimbursement by the investment adviser and administrator, the expenses would be higher.

4

Eaton Vance Low Duration Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Investment Portfolio, at value (identified cost, $91,891,376)	$90,852,199
Investment in Floating Rate Portfolio, at value (identified cost, $11,086,919)	8,653,718
Investment in Government Obligations Portfolio, at value (identified cost, $14,315,768)	14,202,795
Receivable for Fund shares sold	645,832
Receivable from the investment adviser and the administrator	15,552
Total assets	$114,370,096
Liabilities
Payable for Fund shares redeemed	$1,073,000
Dividends payable	171,315
Payable to affiliate for distribution and service fees	44,773
Payable to affiliate for Trustees' fees	40
Accrued expenses	60,518
Total liabilities	$1,349,646
Net Assets	$113,020,450
Sources of Net Assets
Paid-in capital	$127,278,294
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(10,508,653)
Accumulated distributions in excess of net investment income	(163,840)
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(3,585,351)
Total	$113,020,450
Class A Shares
Net Assets	$71,283,798
Shares Outstanding	8,175,849
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.72
Maximum Offering Price Per Share (100 ÷ 97.75 of $8.72)	$8.92
Class B Shares
Net Assets	$7,289,709
Shares Outstanding	835,485
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.73
Class C Shares
Net Assets	$34,446,943
Shares Outstanding	3,948,040
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.73
On sales of $100,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest and dividends allocated from Portfolios	$3,848,050
Securities lending income allocated from Portfolios	2,549
Expenses allocated from Portfolios	(508,610)
Net investment income from Portfolios	$3,341,989
Expenses
Investment adviser and administration fees	$118,167
Trustees' fees and expenses	362
Distribution and service fees Class A	118,379
Class B	45,351
Class C	229,547
Transfer and dividend disbursing agent fees	65,479
Legal and accounting services	40,180
Registration fees	37,742
Custodian fee	35,212
Printing and postage	13,366
Miscellaneous	11,351
Total expenses	$715,136
Deduct — Reduction of investment adviser fee and administration fee	$118,167
Allocation of expenses to the investment adviser and the administrator	119,148
Total expense reductions	$237,315
Net expenses	$477,821
Net investment income	$2,864,168
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(77,437)
Financial futures contracts	301,504
Swap contracts	993
Foreign currency transactions	166,572
Net realized gain	$391,632
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(3,576,273)
Financial futures contracts	(37,750)
Swap contracts	(1,447)
Foreign currency	12,185
Net change in unrealized appreciation (depreciation)	$(3,603,285)
Net realized and unrealized loss	$(3,211,653)
Net decrease in net assets from operations	$(347,485)

See notes to financial statements
5

Eaton Vance Low Duration Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$2,864,168	$1,561,983
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts and foreign currency transactions	391,632	(14,209)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts and foreign currency	(3,603,285)	185,528
Net increase (decrease) in net assets from operations	$(347,485)	$1,733,302
Distributions to shareholders — From net investment income Class A	$(2,147,624)	$(1,030,092)
Class B	(175,922)	(201,516)
Class C	(1,078,108)	(697,083)
Tax return of capital Class A	—	(27,746)
Class B	—	(6,347)
Class C	—	(21,243)
Total distributions to shareholders	$(3,401,654)	$(1,984,027)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$71,624,537	$13,252,931
Class B	8,918,235	2,107,781
Class C	31,558,084	7,275,909
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,062,849	625,845
Class B	99,581	128,682
Class C	729,640	467,001
Cost of shares redeemed Class A	(22,652,104)	(17,468,719)
Class B	(2,254,370)	(1,769,335)
Class C	(12,979,859)	(6,291,399)
Net asset value of shares exchanged Class A	2,621,839	3,558,902
Class B	(2,621,839)	(3,558,902)
Net increase (decrease) in net assets from Fund share transactions	$76,106,593	$(1,671,304)
Net increase (decrease) in net assets	$72,357,454	$(1,922,029)

Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
At beginning of year	$40,662,996	$42,585,025
At end of year	$113,020,450	$40,662,996
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(163,840)	$(55,459)

See notes to financial statements
6

Eaton Vance Low Duration Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		December 31, 2003
Net asset value — Beginning of period	$8.990	$9.060	$9.220	$9.420	$9.590		$9.990
Income (loss) from operations
Net investment income(2)	$0.344	$0.397	$0.333	$0.224	$0.142		$0.098
Net realized and unrealized gain (loss)	(0.191)	0.028	0.002	(0.033)	(0.027)		(0.120)
Total income (loss) from operations	$0.153	$0.425	$0.335	$0.191	$0.115		$(0.022)
Less distributions
From net investment income	$(0.423)	$(0.482)	$(0.495)	$(0.391)	$(0.285)		$(0.378)
Tax return of capital	—	(0.013)	—	—	—		—
Total distributions	$(0.423)	$(0.495)	$(0.495)	$(0.391)	$(0.285)		$(0.378)
Net asset value — End of period	$8.720	$8.990	$9.060	$9.220	$9.420		$9.590
Total Return(3)	1.65%	4.82%	3.74%	2.06%	1.22	%(8)	(0.23)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$71,284	$20,998	$21,157	$23,876	$38,147		$63,709
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.00%	1.17%	1.29%	1.24%	1.20	%(7)	1.21%
Net investment income	3.83%	4.40%	3.65%	2.41%	1.80	%(7)	1.00%
Portfolio Turnover of Investment Portfolio	24%	35%	46%	67%	92%		43%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%		n/a
Portfolio Turnover of Government Obligations Portfolio	19%	n/a	2%	30%	5%		67%

(1)  For the ten-month period ended October 31, 2004.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  The investment adviser waived all or a portion of its investment adviser and administration fees and/or the administrator reimbursed expenses (equal to 0.30%, 0.39%, 0.15%, 0.15%, 0.11% and 0.02% of average daily net assets for the years ended October 31, 2008, 2007, 2006 and 2005, the period ended October 31, 2004 and the year ended December 31, 2003, respectively).

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
7

Eaton Vance Low Duration Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		December 31, 2003
Net asset value — Beginning of period	$9.000	$9.060	$9.210	$9.420	$9.590		$9.990
Income (loss) from operations
Net investment income(2)	$0.290	$0.330	$0.266	$0.153	$0.083		$0.024
Net realized and unrealized gain (loss)	(0.208)	0.036	0.010	(0.043)	(0.028)		(0.121)
Total income (loss) from operations	$0.082	$0.366	$0.276	$0.110	$0.055		$(0.097)
Less distributions
From net investment income	$(0.352)	$(0.413)	$(0.426)	$(0.320)	$(0.225)		$(0.303)
Tax return of capital	—	(0.013)	—	—	—		—
Total distributions	$(0.352)	$(0.426)	$(0.426)	$(0.320)	$(0.225)		$(0.303)
Net asset value — End of period	$8.730	$9.000	$9.060	$9.210	$9.420		$9.590
Total Return(3)	0.85%	4.14%	3.07%	1.18%	0.58	%(8)	(0.98)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$7,290	$3,367	$6,491	$9,704	$14,022		$17,547
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.75%	1.92%	2.04%	1.99%	1.95	%(7)	1.96%
Net investment income	3.22%	3.66%	2.91%	1.64%	1.05	%(7)	0.25%
Portfolio Turnover of Investment Portfolio	24%	35%	46%	67%	92%		43%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%		n/a
Portfolio Turnover of Government Obligations Portfolio	19%	n/a	2%	30%	5%		67%

(1)  For the ten-month period ended October 31, 2004.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  The investment adviser waived all or a portion of its investment adviser and administration fees and/or the administrator reimbursed expenses (equal to 0.30%, 0.39%, 0.15%, 0.15%, 0.11% and 0.02% of average daily net assets for the years ended October 31, 2008, 2007, 2006 and 2005, the period ended October 31, 2004 and the year ended December 31, 2003, respectively).

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
8

Eaton Vance Low Duration Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		December 31, 2003
Net asset value — Beginning of period	$9.000	$9.060	$9.220	$9.420	$9.590		$9.980
Income (loss) from operations
Net investment income(2)	$0.299	$0.342	$0.277	$0.167	$0.095		$0.040
Net realized and unrealized gain (loss)	(0.203)	0.038	0.003	(0.033)	(0.028)		(0.112)
Total income (loss) from operations	$0.096	$0.380	$0.280	$0.134	$0.067		$(0.072)
Less distributions
From net investment income	$(0.366)	$(0.427)	$(0.440)	$(0.334)	$(0.237)		$(0.318)
Tax return of capital	—	(0.013)	—	—	—		—
Total distributions	$(0.366)	$(0.440)	$(0.440)	$(0.334)	$(0.237)		$(0.318)
Net asset value — End of period	$8.730	$9.000	$9.060	$9.220	$9.420		$9.590
Total Return(3)	1.02%	4.30%	3.12%	1.45%	0.71	%(8)	(0.74)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$34,447	$16,298	$14,937	$25,050	$34,495		$55,078
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.60%	1.78%	1.89%	1.84%	1.80	%(7)	1.81%
Net investment income	3.32%	3.80%	3.04%	1.79%	1.20	%(7)	0.41%
Portfolio Turnover of Investment Portfolio	24%	35%	46%	67%	92%		43%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%		n/a
Portfolio Turnover of Government Obligations Portfolio	19%	n/a	2%	30%	5%		67%

(1)  For the ten-month period ended October 31, 2004.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  The investment adviser waived all or a portion of its investment adviser and administration fees and/or the administrator reimbursed expenses (equal to 0.30%, 0.39%, 0.15%, 0.15%, 0.11% and 0.02% of average daily net assets for the years ended October 31, 2008, 2007, 2006 and 2005, the period ended October 31, 2004 and the year ended December 31, 2003, respectively).

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
9

Eaton Vance Low Duration Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund's investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (the Portfolios), which are New York trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (78.2%, 0.3% and 1.8%, respectively, at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Investment Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Investment Portfolio is discussed in Note 1A of Investment Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Floating-Rate Portfolio and Government Obligations Portfolio for applicable investments.

Additional valuation policies for Floating Rate Portfolio are as follows: The Portfolio's investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not

10

Eaton Vance Low Duration Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $10,583,081 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($5,478), October 31, 2011 ($4,082,489), October 31, 2012 ($3,697,770), October 31, 2013 ($1,016,104), October 31, 2014 ($811,882), October 31, 2015 ($374,820) and October 31, 2016 ($594,538).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

11

Eaton Vance Low Duration Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$3,401,654	$1,928,691
Tax return of capital	—	55,336

During the year ended October 31, 2008, accumulated net realized loss was increased by $993,888, accumulated distributions in excess of net investment income were decreased by $429,105 and paid-in capital was increased by $564,783 due to differences between book and tax accounting, primarily for paydown gain (loss), foreign currency gain (loss), mixed straddles, swap contracts and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,475
Capital loss carryforward	$(10,583,081)
Net unrealized depreciation	$(3,510,923)
Other temporary differences	$(171,315)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies and for wash sales, future contracts, partnership allocations, premium amortization, and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund's assets in the Portfolios), and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement, and subsequent fee waiver agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of Fund's average daily net assets, all of which is waived. The fee waiver agreement may not be amended or terminated without the approval of the Fund's Trustees and shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2008, the Fund's allocated portion of the adviser fees paid by the Portfolios was 0.52% of the Fund's average daily net assets and amounted to $407,654. EVM has agreed to reimburse the Fund's operating expenses to the extent that they exceed 1.00%, 1.75% and 1.60% annually of the Fund's average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $119,148 of the Fund's operating expenses for the year ended October 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $2,990 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $11,206 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $118,379 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the

12

Eaton Vance Low Duration Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $34,013 and $162,033 for Class B and Class C shares, respectively, representing 0.75% and 0.60% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $973,000 and $5,482,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $11,338 and $67,514 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $12,000, $17,000 and $14,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Investment Portfolio	$116,176,900	$63,740,832
Floating Rate Portfolio	8,496,525	2,017,680
Government Obligations Portfolio	14,000,000	—

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	7,957,272	1,473,045
Issued to shareholders electing to receive payments of distributions in Fund shares	118,417	69,494
Redemptions	(2,526,339)	(1,938,771)
Exchange from Class B shares	291,779	394,836
Net increase (decrease)	5,841,129	(1,396)
	Year Ended October 31,
Class B	2008	2007
Sales	993,068	234,323
Issued to shareholders electing to receive payments of distributions in Fund shares	11,079	14,276
Redemptions	(251,491)	(196,842)
Exchange to Class A shares	(291,403)	(394,196)
Net increase (decrease)	461,253	(342,439)
	Year Ended October 31,
Class C	2008	2007
Sales	3,499,909	808,686
Issued to shareholders electing to receive payments of distributions in Fund shares	81,211	51,844
Redemptions	(1,444,738)	(698,324)
Net increase	2,136,382	162,206

13

Eaton Vance Low Duration Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Low Duration Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Low Duration Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

15

Eaton Vance Low Duration Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Investment Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Mortgage-Backed Securities — 107.1%
Mortgage Pass-Throughs — 96.6%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.948%, with various maturities to 2037(1)	$909	$904,266
4.471%, with maturity at 2030(1)	1,493	1,491,214
5.00%, with maturity at 2014	2,680	2,676,205
5.50%, with various maturities to 2017	2,388	2,424,963
5.514%, with maturity at 2022(1)	782	782,892
6.00%, with various maturities to 2029(2)	11,315	11,519,766
6.50%, with various maturities to 2030	1,539	1,587,815
7.50%, with various maturities to 2017	3,653	3,806,418
8.00%, with various maturities to 2025	840	903,626
9.25%, with maturity at 2017	10	10,222
		$26,107,387
Federal National Mortgage Association:
3.943%, with maturity at 2027(1)	$1,485	$1,480,096
3.948%, with various maturities to 2035(1)	1,979	1,974,477
4.133%, with maturity at 2036(1)	992	991,712
4.366%, with maturity at 2035(1)	4,975	4,957,346
4.407%, with maturity at 2036(1)	1,072	1,079,507
4.50%, with various maturities to 2018	23,598	23,042,133
4.716%, with maturity at 2018(1)	153	151,593
4.826%, with maturity at 2018(1)	56	55,641
5.00%, with various maturities to 2024	4,123	4,113,246
5.00%, TBA with maturity at 2024(7)	10,000	9,750,806
5.309%, with maturity at 2034(1)	8,401	8,485,303
5.50%, with various maturities to 2017	9,236	9,378,133
6.00%, with various maturities to 2031	8,945	9,077,416
6.321%, with maturity at 2032(1)	1,067	1,093,361
6.50%, with various maturities to 2019	3,687	3,768,239
7.00%, with various maturities to 2016	1,223	1,271,016
8.00%, with maturity at 2023	291	313,638
9.00%, with maturity at 2011	57	58,081
9.50%, with various maturities to 2022	1,384	1,516,766
9.52%, with maturity at 2018(3)	770	852,475
		$83,410,985
Government National Mortgage Association:
5.125%, with various maturities to 2027(1)	$1,512	$1,491,625
8.25%, with maturity at 2020	489	532,659
9.00%, with maturity at 2017	607	666,450
		$2,690,734
Total Mortgage Pass-Throughs (identified cost $113,461,151)		$112,209,106

Collateralized Mortgage Obligations — 5.4%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 1395, Class F, 3.343%, 10/15/22(4)	$166	$164,470
		$164,470
Federal National Mortgage Association:
Series G93-17, Class FA, 4.25%, 4/25/23(4)	$346	$339,528
Series G93-36, Class ZQ, 6.50%, 12/25/23	1,603	1,631,858
Series G97-4, Class FA, 5.144%, 6/17/27(4)	307	298,603
Series 1993-140, Class J, 6.65%, 6/25/13	440	442,257
Series 1993-203, Class PI, 6.50%, 10/25/23	2,186	2,205,850
Series 1993-250, Class Z, 7.00%, 12/25/23	667	690,177
Series 2001-4, Class GA, 10.168%, 4/17/25(4)	448	498,063
		$6,106,336
Total Collateralized Mortgage Obligations (identified cost $6,400,242)		$6,270,806
Commercial Mortgage-Backed Securities — 5.1%
Security	Principal Amount (000's omitted)	Value
GS Mortgage Securities Corp. II:
Series 2001-LIB, Class A2, 6.615%, due 2016(5)	$1,000	$1,060,818
Series 2001-ROCK, Class A2FL, 4.363%, due 2018(4)(5)	2,000	1,972,533
		$3,033,351
Host Marriott Pool Trust:
Series 1999-HMTA, Class A, 6.98%, with maturity at 2015(5)	$1,868	$1,888,945
Series 1999-HMTA, Class C, 7.73%, with maturity at 2015(5)	580	592,511
Series 1999-HMTA, Class D, 7.97%, with maturity at 2015(5)	180	184,096
Series 1999-HMTA, Class E, 8.07%, with maturity at 2015(5)	180	184,186
		$2,849,738
JP Morgan Chase Commercial Mortgage Securities:
Series 2004-PNC1, Class A1, 2.802%, with maturity at 2041	$66	$66,167
		$66,167
Total Commercial Mortgage-Backed Securities (identified cost $5,951,636)		$5,949,256
Total Mortgage-Backed Securities (identified cost $125,813,029)		$124,429,168

See notes to financial statements
17

Investment Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 1.0%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(6)	$1,222	$1,222,191
Total Short-Term Investments (identified cost $1,222,191)		$1,222,191
Total Investments — 108.1% (identified cost $127,035,220)		$125,651,359
Other Assets, Less Liabilities — (8.1)%		$(9,437,372)
Net Assets — 100.0%		$116,213,987

(1)  Adjustable rate mortgage.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Weighted average fixed-rate coupon that changes/updates monthly.

(4)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $5,833,089 or 5.1% of the Portfolio's net assets.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

(7)  TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements
18

Investment Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $125,813,029)	$124,429,168
Affiliated investment, at value (identified cost, $1,222,191)	1,222,191
Receivable for investments sold	27,812
Interest receivable	560,505
Interest receivable from affiliated investment	12,151
Total assets	$126,251,827
Liabilities
Payable for investments purchased	$9,926,389
Payable to affiliate for investment adviser fee	49,917
Payable for daily variation margin on open financial futures contracts	7,013
Payable to affiliate for Trustees' fees	148
Accrued expenses	54,373
Total liabilities	$10,037,840
Net Assets applicable to investors' interest in Portfolio	$116,213,987
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$117,537,287
Net unrealized depreciation (computed on the basis of identified cost)	(1,323,300)
Total	$116,213,987

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest	$3,759,736
Interest income allocated from affiliated investment	299,958
Expenses allocated from affiliated investment	(44,131)
Total investment income	$4,015,563
Expenses
Investment adviser fee	$399,202
Trustees' fees and expenses	2,544
Custodian fee	67,121
Legal and accounting services	35,464
Miscellaneous	5,798
Total expenses	$510,129
Deduct — Reduction of custodian fee	$19
Total expense reductions	$19
Net expenses	$510,110
Net investment income	$3,505,453
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(1,040)
Financial futures contracts	226,625
Net realized gain	$225,585
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,386,384)
Financial futures contracts	15,900
Net change in unrealized appreciation (depreciation)	$(1,370,484)
Net realized and unrealized loss	$(1,144,899)
Net increase in net assets from operations	$2,360,554

See notes to financial statements
19

Investment Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$3,505,453	$1,729,341
Net realized gain from investment transactions and financial futures contracts	225,585	15,956
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(1,370,484)	232,646
Net increase in net assets from operations	$2,360,554	$1,977,943
Capital transactions — Contributions	$165,109,548	$34,404,809
Withdrawals	(93,579,773)	(32,894,354)
Net increase in net assets from capital transactions	$71,529,775	$1,510,455
Net increase in net assets	$73,890,329	$3,488,398
Net Assets
At beginning of year	$42,323,658	$38,835,260
At end of year	$116,213,987	$42,323,658

See notes to financial statements
20

Investment Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		December 31, 2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.63%	0.65%	0.66%	0.65%	0.62	%(2)	0.59%
Expenses after custodian fee reduction	0.63%	0.65%	0.66%	0.64%	0.62	%(2)	0.59%
Net investment income	3.96%	4.67%	4.03%	2.65%	1.51	%(2)	0.92%
Portfolio Turnover	24%	35%	46%	67%	92%		43%
Total Return	4.34%	5.52%	4.29%	2.32%	1.12	%(3)	0.74%
Net assets, end of period (000's omitted)	$116,214	$42,324	$38,835	$46,041	$58,345		$72,157

(1)  For the ten-month period ended October 31, 2004.

(2)  Annualized.

(3)  Not annualized.

See notes to financial statements
21

Investment Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Investment Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Low Duration Fund and Eaton Vance Strategic Income Fund held an interest of 78.2% and 19.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

22

Investment Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio's average daily net assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $441,771 of which $42,569 was allocated from Cash Management and $399,202 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2008 were as follows:

Purchases
Investments (non-U.S. Government)	$3,125,542
U.S. Government and Agency Securities	101,970,794
$105,096,336
Sales
Investments (non-U.S. Government)	$227,857
U.S. Government and Agency Securities	19,860,793
$20,088,650

23

Investment Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$127,304,520
Gross unrealized appreciation	$167,827
Gross unrealized depreciation	(1,820,988)
Net unrealized depreciation	$(1,653,161)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/08	130 U.S Treasury Note	Short	$(14,784,077)	$(14,723,516)	$60,561

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

7  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

24

Investment Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Investment Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

25

Eaton Vance Low Duration Fund
Investment Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Low Duration Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	9,778,347	75,913
Thomas E. Faust Jr.	9,778,347	75,913
Allen R. Freedman	9,778,347	75,913
William H. Park	9,778,353	75,907
Ronald A. Pearlman	9,781,374	72,886
Helen Frame Peters	9,782,417	71,843
Heidi L. Steiger	9,782,417	71,843
Lynn A. Stout	9,782,417	71,843
Ralph F. Verni	9,782,411	71,849

Each nominee was also elected a Trustee of Investment Portfolio.

Investment Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	94%	1%
Thomas E. Faust Jr.	94%	1%
Allen R. Freedman	94%	1%
William H. Park	94%	1%
Ronald A. Pearlman	94%	1%
Helen Frame Peters	94%	1%
Heidi L. Steiger	94%	1%
Lynn A. Stout	94%	1%
Ralph F. Verni	94%	1%

Results are rounded to the nearest whole number.

26

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP) and Investment Portfolio (IP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

27

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust and GOP since 1998; of FRP since 2000 and of IP since 2002	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust and IP, GOP	Of the Trust since 2007, of GOP since 2006 and of IP since 2003	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

28

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, GOP and IP	Of the Trust and IP since 2002; of GOP since 1993	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of GOP and IP	Vice President of the Trust since 2007 and President of GOP and IP since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of GOP since 1998, of FRP since 2000 and of IP since 2002.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance's website at eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

30

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory and administration agreement of the Eaton Vance Low Duration Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Floating Rate Portfolio, the Government Obligations Portfolio and the Investment Portfolio (the "Portfolios"), the portfolios in which the Fund invests, each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administration agreement and the investment advisory agreements for the Fund and the Portfolios, respectively. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administration agreement and the investment advisory agreements of the Fund and each Portfolio, respectively, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in investment grade securities. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR's large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. With respect to the Government Obligations Portfolio, the Board noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

31

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administration agreement and investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that EVM is waiving its investment advisory and administration fee in its entirety and has agreed to pay other expenses of the Fund, which will lower the Fund's total expense ratios.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that, given the small asset size of the Fund, the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

32

Investment Adviser of Investment Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser and Administrator of Eaton Vance Low Duration Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Low Duration Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1560-12/08  LDSRC

Annual Report October 31, 2008

EATON VANCE
STRATEGIC
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Strategic Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA
Portfolio Manager

Economic and Market Conditions

•  The credit crisis that began in mid-2007 resulted in unprecedented events in the U.S. financial markets in 2008. Within a two week period in September, investors saw the U.S. government’s bailout of the two largest government sponsored enterprises-Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers Holdings, Inc., and the subsequent bailout of one of the world’s largest insurers amidst other government intervention and uncertainty surrounding the future of many of the largest U.S. financial institutions. As the crisis intensified in the last two months of the Fund’s fiscal year, the global fixed income and currency markets reacted with a flight to quality. The U.S. dollar strengthened against the Euro and many emerging market currencies, and U.S. interest rates fell as foreign investors headed for the relative safety of U.S. Treasury bonds. For the year ended October 31, 2008, 2-year and 5-year U.S. Treasury yields fell 240 (2.40%) and 134 basis points (1.34%), respectively. The Federal Funds rate started the year at 4.5% on October 31, 2007 and was cut to 1.0% by October 31, 2008. Many foreign central banks also cut their benchmark short-term interest rates in response to the global financial crisis, including the European Central Bank (ECB), Bank of Japan, Bank of England, and those of certain emerging market countries.

•  Within U.S. credit markets, yield spread widening left no market unscathed. The yield spread of seasoned U.S. government agency mortgage-backed securities (MBS) widened by about 200 basis points (2.00%) to finish the year valued at approximately 300 basis points (3.00%) over U.S. Treasuries. Below investment grade corporate debt yield spreads widened by approximately 1,140 basis points (11.40%), with the Merrill Lynch U.S. High Yield Master II Index closing the fiscal year valued at 1,587 basis points (15.87%) over U.S. Treasuries. Similarly, senior, secured loan spreads over the London Inter-Bank Offered Rate (LIBOR) widened by approximately 1,300 basis points (13.00%), with the S&P/LSTA Leveraged Loan Index First Lien Loans valued at approximately 1,695 basis points (16.95%) over LIBOR on October 31, 2008.

Management Discussion

•  The Fund’s investment objective is to seek total return. The Fund seeks to achieve its objective by primarily allocating assets among other registered investment companies managed by Eaton Vance or its affiliates that invest in different asset classes (the “Portfolios”). The Fund’s portfolio manager, taking market and other factors into consideration, determines the percentage of the Fund’s assets invested in each Portfolio. Through the Portfolios, the Fund invests in fixed-income securities, interests in floating-rate, senior loans and other securities. The Fund also has exposure to derivative instruments. The Fund also invests directly in securities or other instruments to gain exposure to sectors of the market the investment adviser believes may not be represented or are under-represented by the Portfolios, to hedge certain Portfolio exposures and/or to otherwise manage the exposures of the Fund.

Eaton Vance Strategic Income Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(1)	-7.09%
Class B(1)	-7.73%
Class C(1)	-7.85%
Barclays Capital U.S. Aggregate Bond Index(2)	0.30%
Lipper Multi-Sector Income Funds Average(2)	-15.36%

Please refer to page 3 for additional performance information.

(1)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower.

(2)

It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Barclays Capital U.S. Aggregate Bond Index consists of U.S. dollar denominated, investment grade fixed-income securities. Effective 11/3/08, the Index’s name was changed from Lehman Brothers U.S. Aggregate Bond Index. In addition to such securities, the Fund also has significant exposures to non-investment grade investments, global securities and derivatives. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with al distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•  The Fund outperformed the return of the Lipper Multi-Sector Income Funds Average for the year ended October 31, 2008. The primary drivers of the Fund’s outperformance were certain emerging market currency and fixed income positions, through its investments in Global Macro Portfolio and Emerging Markets Local Income Portfolio, as well as significant positions in seasoned U.S. government agency MBS, through its investments in Global Macro Portfolio and Investment Portfolio. The largest negative impact on the Fund’s return for the period was the performance of the senior, secured loan positions through its investment in Floating Rate Portfolio.

•  Within the emerging market countries, the Fund’s performance benefited from positions in Africa and Eastern Europe, as well as certain positions in the Asian region. In Africa, the Fund again benefited from positions in countries with a relatively low correlation to the global economy, such as Egypt and South Africa. The Fund’s positions in Egyptian T-bills were additive to performance, as Egypt benefited from an inflow of Middle East oil revenues. The government has encouraged a stronger pound as a weapon against inflation. Elsewhere, the Fund continued to benefit from a short South African Rand position, as well as a short equity position. The Rand declined to its lowest level in six years, as demand for gold and other precious metals fell amid the global economic downturn.

•  Additionally, the Fund benefited from its positions in Eastern Europe, most notably Poland and Turkey. The Fund’s exposure to the Polish Zloty added to performance. The currency was helped by strong industrial production, an economic growth rate twice that of the Euro zone and continuing remittances from workers abroad. Investments in the Turkish Lira were also additive, as the Turkish central bank raised rates to fight inflation. The currency strengthened further late in the period, following a loan accord with the International Monetary Fund. Elsewhere in Europe, the Fund’s performance was negatively impacted by its exposure to Iceland.

•  In Asia, the Fund benefited from a long currency position in the Philippines and short currency exposure in South Korea. The Philippine Peso appreciated amid remittances from foreign workers and increasing foreign portfolio investment in Philippine equities. In South Korea, the Won depreciated sharply amid government missteps on the economy, a widening current account deficit, and repatriation of dividends by foreign investors.

•  The Fund’s investments in seasoned U.S. government agency MBS (46.6% of net assets as of October 31, 2008), through its investments in Investment Portfolio and Global Macro Portfolio, helped the Fund outperform the Lipper Multi-Sector Income Funds Average.(1) Yield spreads for seasoned U.S. government agency MBS widened over U.S. Treasuries by nearly 200 basis points (2.00%). However, that widening was more than offset by a decline in overall yields of 240 basis points (2.40%), thereby generating positive returns for the seasoned agency MBS sector.

•  The Fund had a large exposure (30.5% of net assets on October 31, 2008) to senior, secured floating rate corporate loans, through its investment in Floating Rate Portfolio, which was a drag on performance. Loan prices plunged during the year, as forced selling by hedge funds and other leveraged vehicles pushed loan prices to approximately 72 cents on the dollar at October 31, 2008. With historical recovery rates at roughly 70 cents, the market appeared to be implying near universal default rates or dramatically lower recoveries, thus far exaggerating any weakening in the loan market’s fundamentals.

•  During the year, all credit markets experienced unprecented volatility, and the bank loan market was no exception. The total return for the S&P/LSTA Leveraged Loan Index through the first nine months of the fiscal year was -2.91%, disappointing, but, given the environment, not especially bad compared to other markets. However, September brought a series of events that rattled the markets more deeply. In the Fund’s fiscal fourth quarter, the Index declined -18.66%, by far its worst quarterly showing ever. This depreciation had a significant negative impact on the Fund’s performance for the year.

•  The Fund’s duration increased slightly during the year, to 1.55 years at October 31, 2008 from 1.40 years at October 31, 2007. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

(1)

It is not possible to invest directly in a Lipper Classification. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

2

Eaton Vance Strategic Income Fund as of October 31, 2008

FUND COMPOSITION

Fund Composition

Securities Holdings (excludes derivatives)(2)

By total net assets

(2)

Securities Holdings reflect the Fund’s securities positions as of 10/31/08. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures, please refer to the Regional Currency Exposures chart.

Regional Currency Exposures (including derivatives)(3),(4)

By total net assets

(3)

Regional Currency Exposures reflect the Fund’s exposures through its investments in Global Macro Portfolio, International Income Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, High Income Opportunities Portfolio and Investment Portfolio as of 10/31/08. Total exposures may exceed 100% due to implicit leverage created by derivatives.

Currency Positions(4)

By total net assets

Poland	2.3%
Mexico	2.0
Nigeria	0.9
Brazil	0.9
Peru	0.8
Iceland	0.7
Mauritius	0.6
Japan	0.6
Hungary	0.4
Colombia	0.4
Ghana	0.4
Georgia	0.3
Uruguay	0.3
United Arab Emirates	0.3
Chile	0.3
Indonesia	0.3
Czech Republic	0.2
Uganda	0.2
Costa Rica	0.2
United Kingdom	0.1
Other Countries	0.5

(4)

Currency Positions reflect the Fund’s investments in Global Macro Portfolio, International Income Portfolio and Emerging Markets Local Income Portfolio as of 10/31/08. Currency exposures and positions include all long foreign exchange denominated securities and all long currency derivatives. Net short currency positions and other foreign derivatives are excluded. Short currency exposures are 6.4%. Long foreign derivatives are 12.8%. Other short foreign derivatives are 11.9%. All numbers are a percentage of total net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

3

Eaton Vance Strategic Income Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the Barclays Capital U.S. Aggregate Bond Index. The graph also offers a comparison to the Lipper Multi-Sector Income Fund Classification average, reflecting the total returns of the funds in the same classification as this Fund. The fund classification is established by Lipper Inc., a nationally recognized monitor of mutual fund performance. Funds within a classification have similar investment policies. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1)

	Class A	Class B	Class C
Share Class Symbols	ETSIX	EVSGX	ECSIX
Average Annual Total Returns (at net asset value)
One Year	-7.09%	-7.73%	-7.85%
Five Years	4.20	3.46	3.46
Ten Years	5.45	4.63	4.63
Life of Fund†	4.92	5.35	5.88

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-11.50%	-12.06%	-8.71%
Five Years	3.20	3.16	3.46
Ten Years	4.94	4.63	4.63
Life of Fund†	4.45	5.35	5.88

† Inception Dates – Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares or Class C shares. If sales charges were reflected, performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	1.04%	1.78%	1.78%

(2)  From the Fund’s prospectus dated 3/1/08, as supplemented.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Strategic Income Fund, Class B vs. the Barclays Capital U.S. Aggregate Bond Index & the Lipper Multi-Sector Income Fund Classification*

October 31, 1998 – October 31, 2008

* Source: Lipper Inc. Class B of the Fund commenced operations on 11/26/90. A $10,000 hypothetical investment at net asset value in Class A shares on 10/31/98 and Class C shares on 10/31/98 would have been valued at $17,008 ($16,200 at maximum offering price after investment at net asset value) and $15,735, respectively, on 10/31/08. It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with al distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Strategic Income Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Strategic Income Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$917.80	$4.92
Class B	$1,000.00	$914.70	$8.47
Class C	$1,000.00	$914.70	$8.52
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.18
Class B	$1,000.00	$1,016.30	$8.92
Class C	$1,000.00	$1,016.20	$8.97

* Expenses are equal to the Fund's annualized expense ratio of 1.02% for Class A shares, 1.76% for Class B shares and 1.77% for Class C shares, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

5

Strategic Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Investment in Affiliated Portfolios — 92.6%
Security		Value
Boston Income Portfolio
(identified cost, $8,803,363)		$8,826,667
Emerging Markets Local Income Portfolio (identified cost, $59,586,563)		52,680,945
Floating Rate Portfolio (identified cost, $535,106,182)		398,294,136
Global Macro Portfolio (identified cost, $709,564,932)		681,302,677
High Income Opportunities Portfolio (identified cost, $30,751,003)		24,768,152
International Income Portfolio (identified cost, $26,431,107)		24,925,389
Investment Portfolio (identified cost, $23,038,239)		22,780,107
Total Investment in Affiliated Portfolios (identified cost, $1,393,281,389)		$1,213,578,073
Mortgage Pass-Throughs — 8.7%
Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
4.471%, 6/1/30(1)	$1,492,939	$1,491,214
6.50%, 9/1/30	11,434,040	11,756,091
7.00%, 3/1/24	10,530,954	11,010,754
8.00%, 4/17/26	4,723,677	5,079,823
Federal National Mortgage Association:
4.366%, 3/1/35(1)	3,730,911	3,718,010
5.00% with various maturities to 2018	14,649,016	14,439,047
5.00% TBA with maturity at 2024	25,000,000	24,377,015
6.00%, 6/1/30	1,197,419	1,203,815
6.50%, 1/1/29	7,294,674	7,497,799
7.00%, 8/1/23	9,867,027	10,304,836
9.50%, 12/1/20	5,314,780	5,962,747
Government National Mortgage Association:
7.00% with various maturities to 2034	$11,258,923	$11,817,104
7.50%, 12/15/22	5,479,724	5,831,113
Total Mortgage Pass-Throughs (identified cost, $116,497,590)		$114,489,368

Security	Principal Amount	Value
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes, 4.875%, 6/30/12	$2,000,000	$2,199,064
Total U.S. Treasury Obligations (identified cost, $2,035,625)		$2,199,064
Short-Term Investments — 0.7%
Security	Principal Amount	Value
State Street Bank and Trust Time Deposit, 0.50%, 11/3/08	$9,121,243	$9,121,243
Total Short-Term Investments (identified cost, $9,121,243)		$9,121,243
Total Investments — 102.2% (identified cost, $1,520,935,847)		$1,339,387,748
Other Assets, Less Liabilities — (2.2)%		$(28,435,934)
Net Assets — 100.0%		$1,310,951,814

TBA - (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(1)  Adjustable Rate Mortgage

See notes to financial statements
6

Eaton Vance Strategic Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investments in unaffiliated securities, at value (identified cost, $127,654,458)	$125,809,675
Investments in affiliated Portfolios, at value (identified cost, $1,393,281,389)	1,213,578,073
Receivable for Fund shares sold	5,798,261
Interest receivable	596,649
Receivable for open forward foreign currency exchange contracts	31, 731
Total assets	$1,345,814,389
Liabilities
Payable for Fund shares redeemed	$6,348,956
Dividends payable	2,424,527
Payable to affiliate for distribution and service fees	653,660
Payable to affiliate for investment adviser fee	56,486
Payable to affiliate for Trustees' fees	42
Payable for when-issued securities	25,011,285
Payable for open forward foreign currency exchange contracts	148,844
Accrued expenses	218,775
Total liabilities	$34,862,575
Net Assets	$1,310,951,814
Sources of Net Assets
Paid-in capital	$1,552,224,580
Accumulated net realized loss (computed on the basis of identified cost)	(52,631,780)
Accumulated distributions in excess of net investment income	(6,968,024)
Net unrealized depreciation (computed on the basis of identified cost)	(181,672,962)
Total	$1,310,951,814
Class A Shares
Net Assets	$760,071,701
Shares Outstanding	109,489,299
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.94
Maximum Offering Price Per Share (100 ÷ 95.25 of $6.94)	$7.29
Class B Shares
Net Assets	$151,015,437
Shares Outstanding	23,002,381
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.57
Class C Shares
Net Assets	$399,864,676
Shares Outstanding	60,847,268
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.57
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest income	$3,305,489
Interest income allocated from affiliated Portfolios (net of foreign taxes, $284,877)	78,701,785
Dividends allocated from affiliated Portfolios	51,653
Expenses allocated from affiliated Portfolios	(8,569,206)
Total investment income	$73,489,721
Expenses
Investment adviser fee	$482,529
Trustees' fees and expenses	1,735
Distribution and service fees Class A	1,850,109
Class B	1,763,095
Class C	3,984,880
Transfer and dividend disbursing agent fees	923,045
Printing and postage	178,250
Legal and accounting services	104,533
Registration fees	96,316
Custodian fee	57,104
Miscellaneous	17,028
Total expenses	$9,458,624
Net investment income	$64,031,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Foreign currency and forward foreign currency exchange contracts	$2,494,443
Net realized gain (loss) allocated from affiliated Portfolios — Investment transactions (identified cost basis)	(3,555,240)
Financial futures contracts	(660,774)
Swap contracts	149,899
Foreign currency and forward foreign currency exchange contract transactions	9,297,198
Net realized gain	$7,725,526
Change in unrealized appreciation (depreciation) — Investments	$(1,879,252)
Foreign currency and forward foreign currency exchange contracts	(117,113)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios — Investments (identified cost basis)	(192,324,018)
Financial futures contracts	1,099,998
Written options	(53,784)
Swap contracts	2,511,778
Foreign currency and forward foreign currency exchange contracts	8,665,021
Net change in unrealized appreciation (depreciation)	$(182,097,370)
Net realized and unrealized loss	$(174,371,844)
Net decrease in net assets from operations	$(110,340,747)

See notes to financial statements
7

Eaton Vance Strategic Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$64,031,097	$48,680,201
Net realized gain from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	7,725,526	23,650,828
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, written options, swap contracts, and foreign currency and forward foreign currency exchange contracts	(182,097,370)	3,498,735
Net increase (decrease) in net assets from operations	$(110,340,747)	$75,829,764
Distributions to shareholders — From net investment income
Class A	$(50,504,569)	$(32,848,581)
Class B	(10,925,392)	(11,061,989)
Class C	(24,184,474)	(15,659,037)
Tax return of capital
Class A	(1,511,992)	—
Class B	(327,081)	—
Class C	(724,028)	—
Total distributions to shareholders	$(88,177,536)	$(59,569,607)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$481,969,000	$286,655,999
Class B	42,279,143	28,631,188
Class C	269,066,623	129,421,778
Net asset value of shares issued to shareholders in payment of distributions declared Class A	36,244,553	20,752,041
Class B	5,345,992	4,761,298
Class C	14,556,311	8,379,375
Cost of shares redeemed Class A	(255,579,917)	(145,149,166)
Class B	(40,548,990)	(37,458,867)
Class C	(134,206,087)	(57,129,220)
Net asset value of shares exchanged Class A	12,614,319	12,358,352
Class B	(12,614,319)	(12,358,352)
Net increase in net assets from Fund share transactions	$419,126,628	$238,864,426
Net increase in net assets	$220,608,345	$255,124,583

Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
At beginning of year	$1,090,343,469	$835,218,886
At end of year	$1,310,951,814	$1,090,343,469
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(6,968,024)	$15,820,057

See notes to financial statements
8

Eaton Vance Strategic Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$8.020	$7.890	$7.900	$8.030	$8.100
Income (loss) from operations
Net investment income(1)	$0.402	$0.436	$0.398	$0.294	$0.286
Net realized and unrealized gain (loss)	(0.929)	0.221	0.161	0.166	0.273
Total income (loss) from operations	$(0.527)	$0.657	$0.559	$0.460	$0.559
Less distributions
From net investment income	$(0.537)	$(0.527)	$(0.563)	$(0.590)	$(0.629)
Tax return of capital	(0.016)	—	(0.006)	—	—
Total distributions	$(0.553)	$(0.527)	$(0.569)	$(0.590)	$(0.629)
Net asset value — End of year	$6.940	$8.020	$7.890	$7.900	$8.030
Total Return(2)	(7.09)%	8.61%	7.30%	5.85%	7.18%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$760,072	$598,155	$414,882	$238,973	$162,022
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.04%	1.04%	0.99%	1.02%	1.06%
Net investment income	5.19%	5.49%	5.04%	3.66%	3.57%
Portfolio Turnover of the Fund	13%	—	—	—	—
Portfolio Turnover of Global Macro Portfolio	26%	45%	41%	59%	55%
Portfolio Turnover of High Income Opportunities Portfolio	48%	81%	62%	62%	80%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%
Portfolio Turnover of Investment Portfolio	24%	35%	—	—	—
Portfolio Turnover of International Income Portfolio	14%	2%	—	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	38%	2%	—	—	—
Portfolio Turnover of Boston Income Portfolio	54%	—	—	—	—

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolios' allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
9

Eaton Vance Strategic Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$7.590	$7.470	$7.480	$7.600	$7.660
Income (loss) from operations
Net investment income(1)	$0.331	$0.356	$0.320	$0.223	$0.224
Net realized and unrealized gain (loss)	(0.881)	0.207	0.153	0.159	0.254
Total income (loss) from operations	$(0.550)	$0.563	$0.473	$0.382	$0.478
Less distributions
From net investment income	$(0.456)	$(0.443)	$(0.477)	$(0.502)	$(0.538)
Tax return of capital	(0.014)	—	(0.006)	—	—
Total distributions	$(0.470)	$(0.443)	$(0.483)	$(0.502)	$(0.538)
Net asset value — End of year	$6.570	$7.590	$7.470	$7.480	$7.600
Total Return(2)	(7.73)%	7.77%	6.50%	5.12%	6.47%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$151,015	$180,871	$194,351	$196,766	$191,765
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.79%	1.78%	1.74%	1.77%	1.81%
Net investment income	4.50%	4.74%	4.27%	2.94%	2.95%
Portfolio Turnover of the Fund	13%	—	—	—	—
Portfolio Turnover of Global Macro Portfolio	26%	45%	41%	59%	55%
Portfolio Turnover of High Income Opportunities Portfolio	48%	81%	62%	62%	80%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%	67%
Portfolio Turnover of Investment Portfolio	24%	35%	—	—	—
Portfolio Turnover of International Income Portfolio	14%	2%	—	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	38%	2%	—	—	—
Portfolio Turnover of Boston Income Portfolio	54%	—	—	—	—

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolios' allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
10

Eaton Vance Strategic Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008	2007	2006	2005		2004
Net asset value — Beginning of year	$7.600	$7.470	$7.480	$7.610		$7.670
Income (loss) from operations
Net investment income(1)	$0.325	$0.356	$0.320	$0.222		$0.219
Net realized and unrealized gain (loss)	(0.885)	0.217	0.153	0.150		0.260
Total income (loss) from operations	$(0.560)	$0.573	$0.473	$0.372		$0.479
Less distributions
From net investment income	$(0.457)	$(0.443)	$(0.477)	$(0.502)		$(0.539)
Tax return of capital	(0.013)	—	(0.006)	—		—
Total distributions	$(0.470)	$(0.443)	$(0.483)	$(0.502)		$(0.539)
Net asset value — End of year	$6.570	$7.600	$7.470	$7.480		$7.610
Total Return(2)	(7.85)%	7.91%	6.50%	5.21	%(3)	6.45%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$399,865	$311,317	$225,985	$148,541		$103,355
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.79%	1.78%	1.74%	1.77%		1.81%
Net investment income	4.43%	4.74%	4.29%	2.91%		2.89%
Portfolio Turnover of the Fund	13%	—	—	—		—
Portfolio Turnover of Global Macro Portfolio	26%	45%	41%	59%		55%
Portfolio Turnover of High Income Opportunities Portfolio	48%	81%	62%	62%		80%
Portfolio Turnover of Floating Rate Portfolio	7%	61%	50%	57%		67%
Portfolio Turnover of Investment Portfolio	24%	35%	—	—		—
Portfolio Turnover of International Income Portfolio	14%	2%	—	—		—
Portfolio Turnover of Emerging Markets Local Income Portfolio	38%	2%	—	—		—
Portfolio Turnover of Boston Income Portfolio	54%	—	—	—		—

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
11

Eaton Vance Strategic Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund's investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Global Macro Portfolio, Emerging Markets Local Income Portfolio, International Income Portfolio, High Income Opportunities Portfolio, Investment Portfolio, and Floating Rate Portfolio (the Portfolios), which are New York trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Boston Income Portfolio, Global Macro Portfolio, Emerging Markets Local Income Portfolio, International Income Portfolio, High Income Opportunities Portfolio, Investment Portfolio, and Floating Rate Portfolio (0.6%, 80.6%, 86.6%, 73.8%, 5.2%, 19.6%, and 13.0%, respectively, at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Sovereign credit default swaps, foreign interest rate swaps and over-the-counter currency options are valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal

12

Eaton Vance Strategic Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

exchange on which such securities trade. Sovereign credit default swaps, foreign interest rate swaps and over-the-counter currency options are valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

Additional valuation policies for Global Macro Portfolio, Emerging Markets Local Income Portfolio, Investment Portfolio and International Income Portfolio are as follows: Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated which typically are valued by a pricing service or dealer quotes) are valued at amortized cost.

An additional investment valuation policy for Boston Income Portfolio, Floating Rate Portfolio and High Income Opportunities Portfolio is as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

The Portfolios may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of EVM. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Income — The Fund's net investment income or loss includes of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $50,616,244

13

Eaton Vance Strategic Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($9,854,300), October 31, 2010 ($14,208,464), October 31, 2011 ($1,234,272), October 31, 2012 ($2,342,991), October 31, 2014 ($1,560,737), October 31, 2015 ($227,470) and October 31, 2016 ($21,188,010).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

J  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital

14

Eaton Vance Strategic Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$85,614,435	$59,569,607
Tax return of capital	$2,563,101	$—

During the year ended October 31, 2008, accumulated net realized loss was increased by $29,388,257, accumulated distributions in excess of net investment income was increased by $1,204,743, and paid-in capital was increased by $30,593,000 due to differences between book and tax accounting, primarily for mixed straddles, swap contracts, foreign currency gain (loss), premium amortization and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(50,616,244)
Unrealized depreciation	$(188,231,995)
Other temporary differences	$(2,424,527)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, financial futures contracts, the timing of recognizing distributions to shareholders, distributions from real estate investment trusts, premium amortization, partnership allocations and foreign currency transactions.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund's average daily net assets which are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator ("Investable Assets") up to $500 million and is payable monthly. On net assets of $500 million and over that are invested in Investable Assets, the annual fee is reduced. To the extent the Fund's assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios' adviser fee. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2008, the Fund's allocated portion of the adviser fees paid by the Portfolios totaled $6,884,800 and the adviser fees paid by the Fund on Investable Assets amounted to $482,529. For the year ended October 31, 2008, the Fund's investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.56% of the Fund's average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $46,983 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $184,510 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities

15

Eaton Vance Strategic Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $1,850,109 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $1,322,321 and $2,988,660 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $42,535,000 and $33,189,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $440,774 and $996,220 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $40,000, $521,000 and $233,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Global Macro Portfolio	$162,234,162	$82,918,526
Emerging Markets Local Income Portfolio	15,414,005	1,898,157
International Income Portfolio	6,155,970	844,932
High Income Opportunities Portfolio	25,298,552	929,740
Investment Portfolio	40,458,181	23,013,410
Floating Rate Portfolio	175,206,884	59,217,630
Boston Income Portfolio	8,800,000	—

7  Purchases and Sales of Investments

Purchases and sales of investments of the Fund, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2008 were as follows:

U.S. Government and Agency Securities
Purchases	$122,795,041
Sales	5,897,218

16

Eaton Vance Strategic Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,527,467,270
Gross unrealized appreciation	$163,439
Gross unrealized depreciation	(188,242,961)
Net unrealized depreciation	$(188,079,522)

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange For	Net Unrealized Depreciation
11/4/08	Euro	United States Dollar
	30,220,000	38,409,610	$(107,281)
11/12/08	Euro 30,220,000	United States Dollar 38,463,412	(41,563)
			$(148,844)

Purchases

Settlement Date	In Exchange for	Deliver	Net Unrealized Appreciation
11/4/08	Euro	United States Dollar
	30,220,000	38,485,170	$31,731
			$31,731

At October 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

10  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	62,028,040	36,133,235
Issued to shareholders electing to receive payments of distributions in Fund shares	4,696,883	2,614,322
Redemptions	(33,427,139)	(18,311,473)
Exchange from Class B shares	1,631,070	1,558,993
Net increase	34,928,854	21,995,077
	Year Ended October 31,
Class B	2008	2007
Sales	5,749,789	3,819,059
Issued to shareholders electing to receive payments of distributions in Fund shares	730,153	634,051
Redemptions	(5,589,037)	(4,995,212)
Exchange to Class A shares	(1,722,733)	(1,646,768)
Net decrease	(831,828)	(2,188,870)
	Year Ended October 31,
Class C	2008	2007
Sales	36,506,856	17,241,126
Issued to shareholders electing to receive payments of distributions in Fund shares	1,992,657	1,114,681
Redemptions	(18,637,235)	(7,609,311)
Net increase	19,862,278	10,746,496

17

Eaton Vance Strategic Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

11  Investment in Portfolios

For the year ended October 31, 2008, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Global Macro Portfolio	Other Portfolios	Total
Interest income (net of foreign taxes, $217,987 and $66,890 and $284,877, respectively)	$40,936,597	$37,765,188	$78,701,785
Dividends	45,551	6,102	51,653
Expenses	(4,570,575)	(3,998,631)	(8,569,206)
Net investment income	$36,411,573	$33,772,659	$70,184,232
Net realized gain (loss) —
Investment transactions	$4,178,929	$(7,734,169)	$(3,555,240)
Financial futures contracts	(763,880)	103,106	(660,774)
Swap contracts	536,510	(386,611)	149,899
Foreign currency and forward foreign currency exchange contract transactions	2,465,078	6,832,120	9,297,198
Net realized gain (loss)	$6,416,637	$(1,185,554)	$5,231,083
Change in unrealized appreciation (depreciation)
Investments	$(40,952,670)	$(151,371,348)	$(192,324,018)
Financial futures contracts	1,056,163	43,835	1,099,998
Written Options	—	(53,784)	(53,784)
Swap contracts	2,918,735	(406,957)	2,511,778
Foreign currency and forward foreign currency exchange contracts	8,221,573	443,448	8,665,021
Net change in unrealized appreciation (depreciation)	$(28,756,199)	$(151,344,806)	$(180,101,005)

12  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

18

Eaton Vance Strategic Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Strategic Income Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

19

Eaton Vance Strategic Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Eaton Vance Strategic Income Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	181,557,795	2,080,357
Thomas E. Faust Jr.	181,554,079	2,084,072
Allen R. Freedman	181,552,369	2,085,783
William H. Park	181,628,309	2,009,843
Ronald A. Pearlman	181,563,157	2,074,995
Helen Frame Peters	181,531,053	2,107,099
Heidi L. Steiger	181,570,882	2,067,270
Lynn A. Stout	181,633,994	2,004,158
Ralph F. Verni	181,615,173	2,022,979

Each nominee was also elected a Trustee of the following Portfolios: Boston Income Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, High Income Opportunities Portfolio, International Income Portfolio and Investment Portfolio.

21

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

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Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the Boston Income Portfolio, Emerging Markets Local Income Portfolio (formerly, Emerging Markets Income Portfolio), Floating Rate Portfolio, Global Macro Portfolio, High Income Opportunities Portfolio (formerly, High Income Portfolio), International Income Portfolio, Investment Grade Income Portfolio and Investment Portfolio (the "Underlying Funds"), the portfolios in which the Eaton Vance Strategic Income Fund (the "Fund") invests, each with Boston Management and Research ("BMR"), including their fee structure, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreements for the Underlying Funds. The Board noted that it had previously approved the Fund's investment advisory agreement with Eaton Vance Management ("EVM") dated as of June 22, 2007, which agreement will be considered for continuance in April 2009.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Underlying Funds, the Board evaluated the nature, extent and quality of services to be provided to the Underlying Funds by BMR.

The Board considered BMR's management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Underlying Funds. The Board noted BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each of the Underlying Funds by senior management. In approving the advisory agreements, the Board noted that EVM would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, for investing in other securities, but would not receive a separate fee from the Fund for the rebalancing.

The Board also reviewed the compliance programs of BMR and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

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Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by BMR, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board also considered the performance of the Underlying Funds. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund, directly or indirectly through its pro rata share of the expenses of the Underlying Funds (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests indirectly, the advisory fee would approximate the total fees to be paid on the expected allocation among the Underlying Fund(s).

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by BMR, the Board concluded that the management fees charged to the Fund for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and EVM, and the relevant affiliates thereof, in providing investment advisory and administrative services to the Underlying Funds and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Underlying Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that BMR and its affiliates and the Fund can be expected to share such benefits equitably.

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Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Emerging Markets Local Income Portfolio (EMLIP), Floating Rate Portfolio (FRP), Global Macro Portfolio (GMP), High Income Opportunities Portfolio (HIOP), International Income Portfolio (IIP), Investment Grade Income Portfolio (IGIP) and Investment Portfolio (IP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2005; of EMLIP and IIP since 2007	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2003; of EMLIP and IIP since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2003; of EMLIP and IIP since 2007	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003), Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

25

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust, HIOP and GMP since 1998; of FRP and IGIP since 2000; of BIP since 2001; of IP since 2002; of EMLIP and IIP since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class II Trustee	Chairman of the Board since 2007. Trustee of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2005; of EMLIP and IIP since 2007	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust, EMLIP, GMP and IIP	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust, EMLIP, GMP and IIP	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP and HIOP	Of HIOP since 2000 and of BIP since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

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Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Christine M. Johnston 11/9/72	Vice President of the Trust, EMLIP, IIP and IP	Of the Trust, EMLIP and IIP since 2007, of IP since 2003	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 4/8/69	President of IGIP	Since 2008(2)	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and IGIP	Of the Trust since 2006 and of IGIP since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, EMLIP, GMP, IIP and IP	Vice President of the Trust, GMP and IP since 2002; of EMLIP and IIP since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust; President of EMLIP, GMP, IIP and IP	Vice President of the Trust since 2007; President of GMP and IP since 2002; of EMLIP and IIP since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP and HIOP	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios since 2008(3)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

27

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Of the Trust, BIP, FRP, GMP, HIOP, IGIP and IP since 2004; of EMLIP and IIP since 2007	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Mr. Laflamme served as Vice President of IGIP since 2006.

(3)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of HIOP since 1993, GMP since 1998, FRP and IGIP since 2000, BIP since 2001, IP since 2002, and EMLIP and IIP since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

28

Investment Adviser and Administrator of Eaton Vance Strategic Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Strategic Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

028-12/08  SISRC

Annual Report October 31, 2008

EATON VANCE
GLOBAL
MACRO
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Global Macro Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA

Co-Portfolio Manager

John R. Baur

Co-Portfolio Manager

Michael A. Cirami, CFA

Co-Portfolio Manager

Economic and Market Conditions

•                  The credit crisis that began in mid-2007 resulted in unprecedented events in the U.S. financial markets in 2008. Within a two week period in September, investors saw the U.S. government’s bailout of the two largest government-sponsored enterprises – Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers Holding, Inc., and the subsequent bailout of one of the world’s largest insurers amidst other government intervention and uncertainty surrounding the future of many of the largest U.S. financial institutions. As the crisis intensified in the last two months of the Fund’s fiscal year, the global fixed-income and currency markets reacted with a flight to quality. The U.S. dollar strengthened against the Euro and many emerging market currencies, and U.S. interest rates fell as foreign investors headed for the relative safety of U.S. Treasury bonds. For the year ended October 31, 2008, 2-year and 5-year U.S. Treasury yields fell 240 (2.40%) and 134 basis points (1.34%), respectively. The Fed Funds Target Rate started the year at 4.5% on October 31, 2007 and was cut to 1.0% by October 31, 2008. Many foreign central banks also cut their benchmark short-term interest rates in response to the global financial crisis, including the European Central Bank (ECB), Bank of Japan, Bank of England, and those of certain emerging market countries.

Management Discussion

•                  The Fund(1) seeks to provide total return through exposure to currencies and foreign and domestic interest rates and issuers. The Fund invests in fixed-income securities and derivatives instruments to gain exposure to foreign currencies and foreign and domestic issuers, interest rates and credit markets. Foreign exposures include both developed and emerging markets.

•                  The Fund slightly underperformed its benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index, during the year.(3) The primary reason for the Fund’s underperformance was the adverse performance of some of its foreign currency positions. While emerging market investments fared relatively well in the first half of the year, they were an increasing drag on performance in the second half, as the global financial crisis deepened.

•                  Two major drivers of the Fund’s underperformance were positions in Iceland and the Latin American region. In addition, certain positions in Asia also contributed to underperformance, specifically, a short position in Japanese government bonds and a long Indonesian currency position. Iceland was the Fund’s worst performer. The Icelandic government seized the nation’s banks in October, as the banks collapsed under the weight of a falling currency and large debts abroad. In Latin America, the Fund’s position in Uruguay declined in value toward the end of the fiscal year in response to negative developments in Argentina, one of its major trading partners. The Fund’s position in Colombia also detracted from performance; despite relatively stable economic growth, the Colombian peso fared poorly,

Eaton Vance Global Macro Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(2)	2.49%
Class I(2)	2.69%
Merrill Lynch 3-Month U.S. Treasury Bill Index(3)	2.72%
Lipper Global Income Funds Average(3)	-9.26%

Please refer to page 3 for additional performance information.

(1)

The Fund currently invests in a separate registered investment company, Global Macro Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to investors at net asset value.

(3)

It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the return would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

as the government suspended its efforts to support it. The Fund’s position in Brazil also weakened; however, the country’s influence as an economic power in Latin America continued to grow.

•                  Although the Fund underperformed its benchmark, it produced a positive total return for the year ended October 31, 2008. The Fund benefited again this year from positions in countries with a relatively low correlation to the global economy, such as Egypt. The Fund’s positions in Egyptian T-bills were additive to performance, as Egypt benefited from an inflow of Middle East oil revenues. The government has encouraged a stronger pound as a weapon against inflation. Elsewhere, the Fund continued to benefit from a short South African Rand position, as well as a short equity position. The Rand declined to its lowest level in six years, as demand for gold and other precious metals fell amid the global economic downturn.

•                  Additionally, the Fund benefited from its positions in Eastern Europe, most notably Poland and Turkey. The Fund’s exposure to the Polish Zloty added to performance. The currency was helped by strong industrial production, an economic growth rate twice that of the Euro zone and continuing remittances from workers abroad. Investments in the Turkish Lira were also additive, as the Turkish central bank raised rates to fight inflation. The currency strengthened further late in the period, following a loan accord with the International Monetary Fund.

•                  Finally, in an unsettled bond market, the Fund’s investments in seasoned U.S. agency mortgage-backed securities (MBS) performed well. Yield spreads for seasoned U.S. agency MBS widened over U.S. Treasuries by nearly 200 basis points (2.00%). That was more than offset by a decline in 2-year U.S. Treasury bond yields of 240 basis points (2.40%), generating positive returns for the agency MBS sector.

•                  The Fund’s duration declined during the year, to 1.61 years at October 31, 2008 from 2.0 years at October 31, 2007. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

Portfolio Composition

Securities Holdings (excludes derivatives)(1)

By total net assets

(1)

Securities Holdings reflect the Portfolio’s securities positions as of 10/31/08. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures, please refer to the Regional Currency Exposures chart.

Regional Currency Exposures (including derivatives)(2),(3)

By total net assets

(2)	Regional Currency Exposures reflect the Portfolio’s exposures as of 10/31/08. Total exposure may exceed 100% due to implicit leverage created by derivatives.

Currency Positions(3)

By total net assets

Poland	3.5%
Mexico	2.9
Nigeria	1.6
Peru	1.4
Iceland	1.3
Mauritius	1.1
Brazil	0.8
Ghana	0.7
Colombia	0.7
Georgia	0.6
Uruguay	0.5
United Arab Emirates	0.5
Chile	0.4
Uganda	0.3
Costa Rica	0.3
Hong Kong	0.2
South Korea	0.1

(3)

Currency Positions reflect the Portfolio’s investments as of 10/31/08. Currency exposures and positions include all long foreign exchange denominated securities and all long currency derivatives. Net short currency positions and other foreign derivatives are excluded. Short currency exposures are 14.1%. Long foreign derivatives are 17.1%. Other short foreign derivatives are 22.1%. All numbers are a percentage of total net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Global Macro Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class I of the Fund with that of the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A and Class I of the Fund and in the Merrill Lynch 3-Month U.S. Treasury Bill Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1)

	Class A	Class I
Share Class Symbols	EAGMX	EIGMX

Average Annual Total Returns (at net asset value)
One year	2.49%	2.69%
Life of Fund†	5.22	5.37

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.38%	2.69%
Life of Fund†	1.48	5.37

† Inception Dates – Class A: 6/27/07; Class I: 6/27/07.

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. Class I shares are offered to investors at net asset value.

Total Annual Operating Expenses(2)

	Class A	Class I

Expense Ratio	1.05%	0.75%

(2)	From the Fund’s prospectus dated 3/1/08, as supplemented.

*	Sources: Lipper Inc. Class A and Class I of the Fund commenced operations on 6/27/07. Index data is available as of month end only.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the return would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Global Macro Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Macro Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$984.50	$5.49	**
Class I	$1,000.00	$985.90	$3.99	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.58	**
Class I	$1,000.00	$1,021.10	$4.06	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.10% for Class A shares and 0.80% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent an allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Global Macro Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Global Macro Portfolio, at value (identified cost, $56,349,635)	$54,290,883
Receivable for Fund shares sold	371,822
Receivable from the administrator	26,059
Total assets	$54,688,764
Liabilities
Payable for Fund shares redeemed	$140,789
Dividends payable	35,530
Payable to affiliate for distribution and service fees	9,154
Payable to affiliate for Trustees' fees	255
Accrued expenses	34,919
Total liabilities	$220,647
Net Assets	$54,468,117
Sources of Net Assets
Paid-in capital	$56,913,828
Accumulated net realized gain from Portfolio (computed on the basis of identified cost)	48,156
Accumulated distributions in excess of net investment income	(435,115)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(2,058,752)
Total	$54,468,117
Class A Shares
Net Assets	$38,177,584
Shares Outstanding	3,883,366
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.83
Maximum Offering Price Per Share (100 ÷ 95.25 of $9.83)	$10.32
Class I Shares
Net Assets	$16,290,533
Shares Outstanding	1,659,533
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.82
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest allocated from Portfolio (net of foreign taxes, $5,494)	$1,159,240
Dividends allocated from Portfolio	1,295
Expenses allocated from Portfolio	(130,262)
Net investment income from Portfolio	$1,030,273
Expenses
Trustees' fees and expenses	$505
Distribution and service fees Class A	45,527
Legal and accounting services	29,149
Registration fees	26,494
Custodian fee	17,997
Transfer and dividend disbursing agent fees	8,968
Printing and postage	3,248
Miscellaneous	6,941
Total expenses	$138,829
Deduct — Allocation of expenses to the administrator	$64,511
Total expense reductions	$64,511
Net expenses	$74,318
Net investment income	$955,955
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(35,390)
Financial futures contracts	(52,178)
Swap contracts	141,285
Foreign currency and forward foreign currency exchange contract transactions	(165,385)
Net realized loss	$(111,668)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,920,836)
Financial futures contracts	134,455
Swap contracts	(2,893)
Foreign currency and forward foreign currency exchange contracts	730,239
Net change in unrealized appreciation (depreciation)	$(2,059,035)
Net realized and unrealized loss	$(2,170,703)
Net decrease in net assets from operations	$(1,214,748)

See notes to financial statements
5

Eaton Vance Global Macro Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
From operations — Net investment income	$955,955	$288
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(111,668)	267
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	(2,059,035)	283
Net increase (decrease) in net assets from operations	$(1,214,748)	$838
Distributions to shareholders — From net investment income Class A	$(803,464)	$(242)
Class I	(224,233)	(235)
From capital gains Class A		(142,661)
Class I	(60,966)
Total distributions to shareholders	$(1,231,324)	$(477)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$42,583,546	$25,000
Class I	17,174,634	10,000
Net asset value of shares issued to shareholders in payment of distributions declared Class A	879,628	21
Class I	218,239	—
Capital contribution from administrator Class A	—	139
Class I	—	56
Cost of shares redeemed Class A	(3,496,420)	—
Class I	(481,015)	—
Net increase in net assets from Fund share transactions	$56,878,612	$35,216
Net increase in net assets	$54,432,540	$35,577

Net Assets	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
At beginning of period	$35,577	$—
At end of period	$54,468,117	$35,577
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(435,115)	$2,652

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

See notes to financial statements
6

Eaton Vance Global Macro Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Net asset value — Beginning of period	$10.220	$10.000
Income (loss) from operations
Net investment income(2)	$0.499	$0.123
Net realized and unrealized gain (loss)	(0.247)	0.201
Total income from operations	$0.252	$0.324
Less distributions
From net investment income	$(0.605)	$(0.225)
From capital gains	(0.037)	—
Total distributions	$(0.642)	$(0.225)
Capital contribution from administrator	$—	$0.121
Net asset value — End of period	$9.830	$10.220
Total Return(3)	2.49%	4.50	%(4)(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$38,178	$25
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)(7)	1.10%	1.05	%(8)
Net investment income	4.90%	3.55	%(8)
Portfolio Turnover of the Portfolio	26%	45%

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  The administrator subsidized certain operating expenses (equal to 0.33% and 673.39% of average daily net assets for the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements
7

Eaton Vance Global Macro Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Net asset value — Beginning of period	$10.210	$10.000
Income (loss) from operations
Net investment income(2)	$0.464	$0.146
Net realized and unrealized gain (loss)	(0.181)	0.243
Total income from operations	$0.283	$0.389
Less distributions
From net investment income	$(0.636)	$(0.235)
From capital gains	(0.037)	—
Total distributions	$(0.673)	$(0.235)
Capital contribution from administrator	$—	$0.056
Net asset value — End of period	$9.820	$10.210
Total Return(3)	2.69%	4.50	%(4)(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$16,291	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)(7)	0.80%	0.75	%(8)
Net investment income	4.59%	4.15	%(8)
Portfolio Turnover of the Portfolio	26%	45%

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  The administrator subsidized certain operating expenses (equal to 0.33% and 673.39% of average daily net assets for the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements
8

Eaton Vance Global Macro Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Global Macro Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (6.4% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2008, a capital loss carryforward of $2,455 was utilized to offset net realized gains by the Fund.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

9

Eaton Vance Global Macro Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the year ended October 31, 2008 and for the period from the start of business, June 27, 2007, to October 31, 2007 was as follows:

	Year Ended October 31, 2008	Period Ended October 31, 2007
Distributions declared from:
Ordinary income	$1,027,697	$477
Long-term capital gains	$203,627	$—

During the year ended October 31, 2008, accumulated net realized loss was decreased by $366,025 and accumulated distributions in excess of net investment income was increased by $366,025 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$52,215
Net unrealized depreciation	$(2,462,396)
Other temporary differences	$(35,530)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to swap contracts, futures contracts, partnership allocations, premium amortization and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund's average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator ("Investable Assets") up to $500 million and is payable monthly. On net assets of $500 million and over that are invested in Investable Assets, the annual fee is reduced. For the year ended October 31, 2008, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund's assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio's adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator to the Fund, but receives no compensation. EVM has agreed to reimburse the Fund's operating expenses to the extent that they exceed 1.10% and 0.80% annually of the Fund's average daily net assets attributable to Class A and Class I shares, respectively. This agreement may be changed or terminated after February 28, 2009. Pursuant to this agreement, EVM was allocated $64,511 of the Fund's operating expenses for the year ended October 31, 2008.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $925 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $2,399 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by

10

Eaton Vance Global Macro Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $45,527 for Class A shares.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2008, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $59,386,258 and $3,982,236, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Sales	4,139,596	2,479
Issued to shareholders electing to receive payments of distributions in Fund shares	86,745	2
Redemptions	(345,456)	—
Net increase	3,880,885	2,481
Class I	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Sales	1,684,471	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	21,726	—
Redemptions	(47,664)	—
Net increase	1,658,533	1,000

(1)  For the period from the start of business, June 27, 2007, to October 31, 2007.

8  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

11

Eaton Vance Global Macro Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Fund as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

12

Eaton Vance Global Macro Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Capital Gain Dividends — The Fund designates $203,627 as a capital gain dividend.

13

Global Macro Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 8.5%
Security	Principal		U.S. $ Value
Brazil — 1.9%
Letra Tesouro Nacional, 0.00%, 1/1/09	BRL	25,587,000	$11,556,908
Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	11,004,556	4,188,231
Total Brazil (identified cost $20,649,824)			$15,745,139
Costa Rica — 0.3%
Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	2,137,993,200	$1,989,428
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	250,492,050	234,202
Total Costa Rica (identified cost $2,521,409)			$2,223,630
Ecuador — 0.0%
Republic of Ecuador, 10.00%, 8/15/30	USD	765,000	$225,675
Total Ecuador (identified cost $240,975)			$225,675
Ivory Coast — 0.1%
Ivory Coast, 4.00%, 3/31/28	USD	2,296,000	$765,359
Total Ivory Coast (identified cost $803,841)			$765,359
Georgia — 2.0%
Republic of Georgia, 7.50%, 4/15/13	USD	23,384,000	$16,836,480
Total Georgia (identified cost $17,996,901)			$16,836,480
Ghana — 0.6%
Ghanaian Government Bond, 13.00%, 8/2/10(4)	GHS	600,000	$455,596
Ghanaian Government Bond, 13.50%, 3/30/10(4)	GHS	980,000	768,202
Ghanaian Government Bond, 13.67%, 6/11/12(4)	GHS	4,300,000	3,008,348
Ghanaian Government Bond, 13.69%, 3/15/10(4)	GHS	1,900,000	1,496,593
Total Ghana (identified cost $8,311,289)			$5,728,739
Iceland — 0.5%
Central Bank of Iceland, 17.75%, 3/25/09(10)	ISK	600,000,000	$3,962,627
Total Iceland (identified cost $8,081,909)			$3,962,627

Security	Principal		U.S. $ Value
Indonesia — 0.2%
Republic of Indonesia, 6.875%, 1/17/18	USD	2,300,000	$1,508,082
Total Indonesia (identified cost $1,581,250)			$1,508,082
Kenya — 0.0%
Kenyan Treasury Bond, 9.50%, 3/23/09	KES	12,500,000	$157,675
Total Kenya (identified cost $181,554)			$157,675
Nigeria — 1.0%
Nigerian Treasury Bond, 12.00%, 4/28/09	NGN	523,213,000	$4,503,544
Nigerian Treasury Bond, 17.00%, 12/16/08	NGN	444,300,000	3,811,430
Total Nigeria (identified cost $7,976,009)			$8,314,974
Peru — 1.0%
Republic of Peru, 12.25%, 8/10/11	PEN	24,833,000	$8,675,318
Total Peru (identified cost $10,652,988)			$8,675,318
Sri Lanka — 0.2%
Republic of Sri Lanka, 11.50%, 11/1/08	LKR	199,000,000	$1,805,885
Total Sri Lanka (identified cost $1,844,728)			$1,805,885
Turkey — 0.1%
Republic of Turkey, 6.875%, 3/17/36	USD	765,000	$524,025
Total Turkey (identified cost $466,655)			$524,025
Uruguay — 0.6%
Republic of Uruguay, 5.00%, 9/14/18(5)	UYU	159,573,924	$4,512,673
Republic of Uruguay, 7.875%, 1/15/33	USD	765,000	482,141
Total Uruguay (identified cost $7,408,034)			$4,994,814
Total Foreign Government Bonds (identified cost $88,717,366)			$71,468,422

See notes to financial statements
14

Global Macro Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Foreign Corporate Bonds — 0.7%
Security	Principal		U.S. $ Value
Chile — 0.3%
JP Morgan Chilean Inflation Linked Note, 3.80%, 11/17/15(6)	USD	3,547,686	$2,910,595
Total Chile (identified cost $3,000,000)			$2,910,595
Indonesia — 0.0%
APP Finance VI, 0.00%, 11/18/12(8)(9)	USD	4,000,000	$20,000
APP Finance VII, 3.50%, 4/30/24(8)(9)	USD	2,000,000	10,000
Total Indonesia (identified cost $2,910,368)			$30,000
Kazakhstan — 0.4%
Kazkommerts International, 7.875%, 4/7/14	USD	7,500,000	$3,441,825
Total Kazakhstan (identified cost $6,030,575)			$3,441,825
Total Foreign Corporate Bonds (identified cost $11,940,943)			$6,382,420
Debt Obligations — United States — 79.2%
Security	Principal		U.S. $ Value
Corporate Bonds and Notes — 0.2%
Eaton Corp., 8.875%, 6/15/19		$500,000	$548,285
Ingersoll-Rand Co., 6.48%, 6/1/25		1,050,000	874,969
Total Corporate Bonds and Notes (identified cost $1,529,154)			$1,423,254
Mortgage-Backed Securities — 78.8%
Collateralized Mortgage Obligations — 11.2%
Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22		$506,281	$518,262
Series 1548, Class Z, 7.00%, 7/15/23		684,999	709,552
Series 1650, Class K, 6.50%, 1/15/24		4,056,612	4,083,264
Series 1817, Class Z, 6.50%, 2/15/26		590,117	599,714
Series 1927, Class ZA, 6.50%, 1/15/27		2,278,919	2,324,803
Series 2127, Class PG, 6.25%, 2/15/29		2,711,481	2,720,716
			$10,956,311
Federal National Mortgage Association:
Series 1992-180, Class F, 4.40%, 10/25/22(10)		$2,341,882	$2,311,574
Series 1993-16, Class Z, 7.50%, 2/25/23		2,211,466	2,323,086
Series 1993-79, Class PL, 7.00%, 6/25/23		1,703,351	1,757,743
Series 1993-104, Class ZB, 6.50%, 7/25/23		716,736	734,074
Series 1993-121, Class Z, 7.00%, 7/25/23		10,929,816	11,277,983

Security	Principal	U.S. $ Value
Mortgage-Backed Securities (continued)
Series 1993-141, Class Z, 7.00%, 8/25/23	$1,740,416	$1,802,008
Series 1994-42, Class ZQ, 7.00%, 4/25/24	10,749,755	11,061,023
Series 1994-63, Class PJ, 7.00%, 12/25/23	744,820	748,262
Series 1994-79, Class Z, 7.00%, 4/25/24	2,135,422	2,201,293
Series 1994-89, Class ZQ, 8.00%, 7/25/24	1,422,373	1,511,531
Series 1996-35, Class Z, 7.00%, 7/25/26	536,113	549,792
Series 1998-16, Class H, 7.00%, 4/18/28	1,625,638	1,664,996
Series 1999-25, Class Z, 6.00%, 6/25/29	4,981,966	4,878,691
Series 2000-2, Class ZE, 7.50%, 2/25/30	604,767	631,810
Series 2000-49, Class A, 8.00%, 3/18/27	1,761,748	1,877,834
Series 2001-37, Class GA, 8.00%, 7/25/16	230,918	244,636
Series G93-1, Class K, 6.675%, 1/25/23	2,448,489	2,509,789
Series G93-31, Class PN, 7.00%, 9/25/23	7,924,641	8,181,991
Series G93-41, Class ZQ, 7.00%, 12/25/23	15,593,180	16,115,441
		$72,383,557
Government National Mortgage Association:
Series 1996-22, Class Z, 7.00%, 10/16/26	$1,391,548	$1,440,059
Series 1999-42, Class Z, 8.00%, 11/16/29	3,581,862	3,819,280
Series 2001-35, Class K, 6.45%, 10/26/23	571,983	579,113
Series 2002-48, Class OC, 6.00%, 9/16/30	5,000,000	5,088,256
		$10,926,708
Total Collaterialized Mortgage Obligations (identified cost $95,651,998)		$94,266,576
Commercial Mortgage Backed Securities — 2.1%
JPMCC, Series 2005-LDP5, Class AM, 5.221%, 12/15/44(11)	$9,960,000	$6,823,976
MLMT, Series 2006-C2, Class A2, 5.756%, 8/12/43(11)	7,000,000	5,770,153
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42(11)	6,000,000	4,862,386
Total Commercial Mortgage Backed Securities (identified cost $22,633,083)		$17,456,515
Mortgage Pass-Throughs — 65.5%
Federal Home Loan Mortgage Corp.:
4.471% with maturity at 2030(12)	$2,985,879	$2,982,431
5.00% with various maturities to 2019	13,644,695	13,429,932
5.50% with maturity at 2013	14,957,536	15,226,699
6.00% with maturity at 2024	5,219,378	5,284,620
6.024% with maturity at 2023(12)	1,037,381	1,045,968
6.50% with various maturities to 2024	6,317,657	6,538,680
7.00% with various maturities to 2031	6,881,425	7,210,293
7.31% with maturity at 2026	447,831	472,508
7.50% with various maturities to 2029	22,652,046	24,050,654
7.95% with maturity at 2022	673,470	723,489
8.00% with various maturities to 2030	3,799,180	4,093,466
8.15% with maturity at 2021	412,595	447,283
8.30% with maturity at 2021	315,801	337,348

See notes to financial statements
15

Global Macro Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
Mortgage-Backed Securities (continued)
8.47% with maturity at 2018	$364,386	$394,688
8.50% with various maturities to 2028	2,189,033	2,395,488
9.00% with various maturities to 2027	4,315,848	4,780,228
9.25% with various maturities to 2016	2,972	2,979
9.50% with various maturities to 2027	408,332	447,780
9.75% with various maturities to 2020	17,544	19,184
10.00% with various maturities to 2020	1,586,090	1,808,899
10.50% with maturity at 2021	674,276	784,060
11.00% with maturity at 2016	1,107,565	1,270,199
13.25% with maturity at 2013	1,424	1,566
		$93,748,442
Federal National Mortgage Association:
3.948% with various maturities to 2035(12)	$38,002,666	$37,914,170
3.961% with maturity at 2022(12)	3,855,282	3,842,132
4.00% with maturity at 2035(12)	8,886,217	8,859,638
4.079% with various maturities to 2033(12)	30,519,737	30,413,290
4.098% with maturity at 2025(12)	2,352,214	2,351,226
4.298% with maturity at 2024(12)	1,910,148	1,917,399
4.366% with maturity at 2035	22,938,194	22,858,873
5.00% with various maturities to 2018	35,572,246	35,062,375
5.00% TBA with maturity at 2024	50,000,000	48,754,030
5.50% with various maturities to 2018	6,086,742	6,158,342
5.756% with maturity at 2023(12)	213,778	215,458
5.979% with maturity at 2028(12)	353,397	357,629
6.00% with maturity at 2030	6,797,820	6,834,134
6.321% with maturity at 2032(12)	6,958,815	7,130,615
6.50% with various maturities to 2030	41,305,214	42,476,033
6.85% with maturity at 2025(12)	825,856	856,825
7.00% with various maturities to 2032	42,149,862	43,977,385
7.50% with various maturities to 2034	32,647,205	34,566,677
8.00% with various maturities to 2030	13,113,299	14,092,635
8.50% with various maturities to 2026	126,145	137,075
9.00% with various maturities to 2027(11)	1,550,228	1,689,079
9.047% with maturity at 2028(11)	1,234,938	1,361,698
9.50% with various maturities to 2031	6,365,411	6,993,834
10.50% with maturity at 2029	714,458	836,541
11.00% with maturity at 2016	102,482	110,590
11.023% with maturity at 2027(11)	1,279,519	1,477,756
11.50% with maturity at 2031	857,450	1,035,332
		$362,280,771
Government National Mortgage Association:
5.125% with maturity at 2024(12)	$923,471	$912,016
6.50% with maturity at 2013	886,051	921,999
7.00% with various maturities to 2033	33,137,585	34,720,725
7.50% with various maturities to 2031	13,262,406	14,103,783
7.75% with maturity at 2019	43,169	46,269
8.00% with various maturities to 2034	37,538,637	40,498,784
8.30% with various maturities to 2020	252,284	271,250
8.50% with various maturities to 2021	2,571,095	2,793,362
9.00% with various maturities to 2025	782,591	865,016
9.50% with various maturities to 2026(13)	2,587,640	2,929,017
		$98,062,221

Security	Principal		U.S. $ Value
Total Mortgage Pass-Throughs (identified cost $556,750,781)			$554,091,434
Total Mortgage-Backed Securities (identified cost $675,035,862)			$665,814,525
U.S. Treasury Obligations — 0.2%
United States Treasury Bond, 7.875%, 2/15/21		$1,500,000	$1,920,587
Total U.S. Treasury Obligations (identified cost $1,783,745)			$1,920,587
Total Debt Obligations — United States (identified cost $678,348,761)			$669,158,365
Common Stocks — 0.1%
Security	Shares		Value
China — 0.1%
Business Services — 0.0%
APP China(7)		8,155	$326,200
			$326,200
Commercial Banks — 0.1%
Industrial and Commercial Bank of China		2,191,752	$1,031,264
			$1,031,264
Total China (identified cost $2,395,650)			$1,357,464
Total Common Stocks (identified cost $2,395,650)			$1,357,464
Short-Term Investments — 15.2%
Foreign Government Securities — 6.6%
Security	Principal Amount (000's omitted)		U.S. $ Value
Georgia — 0.6%
Bank of Georgia Group, 8.75%, 12/26/08(4)	GEL	7,525	$5,083,165
Total Georgia (identified cost $5,310,425)			$5,083,165

See notes to financial statements
16

Global Macro Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)		U.S. $ Value
Iceland — 2.3%
Republic of Iceland, 8.50%, 12/12/08	ISK	2,971,120	$19,445,308
Total Iceland (identified cost $35,160,889)			$19,445,308
Nigeria — 0.6%
Nigerian Treasury Bill, 0.00%, 7/2/09	NGN	145,000,000	$1,159,474
Nigerian Treasury Bill, 0.00%, 9/3/09	NGN	517,354	4,070,297
Total Nigeria (identified cost $5,215,702)			$5,229,771
Peru — 3.1%
Peru Certificates of Deposit, 0.00%, 11/6/08	PEN	28,700	$9,323,479
Peru Certificates of Deposit, 0.00%, 12/9/08	PEN	14,100	4,553,245
Peru Certificates of Deposit, 0.00%, 1/5/09	PEN	9,600	3,084,334
Peru Certificates of Deposit, 0.00%, 2/9/09	PEN	29,800	9,508,678
Total Peru (identified cost $27,495,907)			$26,469,736
Total Foreign Government Securities (identified cost $73,182,923)			$56,227,980
Other Securities — 8.6%
Description	Interest/ Principal Amount (000's omitted)		U.S. $ Value
Cash Management Portfolio, 1.90%(14)		$67,616	$67,615,620
State Street Bank and Trust Time Deposit, 0.50%, 11/3/08		4,590	4,590,000
Total Other Securities (identified cost $72,205,620)			$72,205,620
Total Short-Term Investments (identified cost $145,388,543)			$128,433,600
Currency Options Purchased — 0.1%

Description	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	U.S. $ Value
South Korean Won Call Option	KRW	7,324,000	915.5	6/2/09	$182,441
Euro Put Option	EUR	800	1.3195	11/13/08	46,689
Euro Put Option	EUR	800	1.354	11/26/08	73,995
Euro Put Option	EUR	800	1.3506	12/11/08	76,157
Euro Put Option	EUR	800	1.327	1/8/09	68,785
Euro Put Option	EUR	800	1.3375	2/12/09	80,582

Description	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	U.S. $ Value
Euro Put Option	EUR	800	1.3705	4/8/09	$104,472
Euro Put Option	EUR	800	1.3745	5/13/09	109,734

Total Currency Options Purchased (identified cost $428,903)	$742,855
Total Investments — 103.8% (identified cost $927,220,166)	$877,543,127
Other Assets, Less Liabilities — (3.8)%	$(32,522,225)
Net Assets — 100.0%	$845,020,902

TBA - (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

BRL - Brazilian Real

CRC - Costa Rican Colon

EUR - Euro

GEL - Georgian Lari

GHS - Ghanaian Cedi

ISK - Icelandic Krona

KES - Kenyan Shilling

KRW - South Korean Won

LKR - Sri Lanka Rupee

NGN - Nigerian Naira

PEN - Peruvian New Sol

USD - United States Dollar

UYU - Uruguayan Peso

(1)  Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 6,281,000 and the current face is BRL 11,004,556.

(2)  Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 1,834,400,000 and the current face is CRC 2,137,993,200.

(3)  Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 204,500,000 and the current face is CRC 250,492,050.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements
17

Global Macro Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

(5)  Bond pays a coupon of 5.00% on the face at the end of the payment period. Principal grows with the Uruguayan inflation rate. Original face of the bond is UYU 135,030,000 and the current face is UYU 159,573,924.

(6)  Bond pays a coupon of 3.80% on the face at the end of the payment period. Principal is adjusted based on changes in the Chilean UF (Unidad de Fomento) Rate. Original face of the bond is $3,000,000 and the current face is $3,547,686.

(7)  Non-income producing security.

(8)  Convertible bond.

(9)  Defaulted security.

(10)  Floating-rate security.

(11)  Weighted average fixed-rate coupon that changes/updates monthly.

(12)  Adjustable rate mortgage security. Rate shown is the rate at October 31, 2008.

(13)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(14)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
18

Global Macro Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $859,604,546)	$809,927,507
Affiliated investment, at value (identified cost, $67,615,620)	67,615,620
Interest receivable	7,161,170
Interest receivable from affiliated investment	85,456
Receivable for investments sold	73,421
Receivable for daily variation margin on open financial futures contracts	870,870
Receivable for open forward foreign currency exchange contracts	21,504,444
Receivable for closed forward foreign currency exchange contracts	1,403,661
Receivable for open swap contracts	14,235,191
Receivable for closed options	25,462
Total assets	$922,902,802
Liabilities
Payable for investments purchased	$2,706,619
Payable for when-issued securities	49,631,944
Due to custodian — foreign currency, at value (identified cost, $1,078,526)	987,641
Payable for open forward foreign currency exchange contracts	6,308,800
Payable for closed forward foreign currency exchange contracts	1,575,223
Payable for open swap contracts	14,261,233
Payable for closed swap contracts	1,170,176
Payable to affiliate for investment adviser fee	434,175
Payable to affiliate for Trustees' fees	2,123
Accrued expenses and other liabilities	803,966
Total liabilities	$77,881,900
Net Assets applicable to investors' interest in Portfolio	$845,020,902
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$879,533,089
Net unrealized depreciation (computed on the basis of identified cost)	(34,512,187)
Total	$845,020,902

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest (net of foreign taxes, $263,007)	$47,716,955
Dividends	55,602
Interest income allocated from affiliated investment	1,813,814
Expenses allocated from affiliated investment	(260,646)
Total investment income	$49,325,725
Expenses
Investment adviser fee	$4,843,386
Trustees' fees and expenses	23,628
Custodian fee	195,563
Legal and accounting services	182,865
Miscellaneous	24,338
Total expenses	$5,269,780
Deduct — Reduction of custodian fee	$300
Total expense reductions	$300
Net expenses	$5,269,480
Net investment income	$44,056,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$5,426,608
Financial futures contracts	(980,637)
Swap contracts	709,640
Foreign currency and forward foreign currency exchange contract transactions	2,672,926
Net realized gain	$7,828,537
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(51,595,525)
Financial futures contracts	1,410,666
Swap contracts	3,291,398
Foreign currency and forward foreign currency exchange contracts	10,397,691
Net change in unrealized appreciation (depreciation)	$(36,495,770)
Net realized and unrealized loss	$(28,667,233)
Net increase in net assets from operations	$15,389,012

See notes to financial statements
19

Global Macro Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$44,056,245	$33,560,082
Net realized gain from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	7,828,537	23,939,718
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	(36,495,770)	7,097,918
Net increase in net assets from operations	$15,389,012	$64,597,718
Capital transactions — Contributions	$275,977,287	$398,182,177
Withdrawals	(134,738,001)	(337,613,129)
Net increase in net assets from capital transactions	$141,239,286	$60,569,048
Net increase in net assets	$156,628,298	$125,166,766
Net Assets
At beginning of year	$688,392,604	$563,225,838
At end of year	$845,020,902	$688,392,604

See notes to financial statements
20

Global Macro Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007	2006	2005	2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.63%	0.67%	0.66%	0.66%	0.68%
Net investment income	5.25%	5.16%	4.49%	3.23%	3.10%
Portfolio Turnover	26%	45%	41%	59%	55%
Total Return	2.97%	10.34%	7.60%	6.48%	6.97%
Net assets, end of year (000's omitted)	$845,021	$688,393	$563,226	$410,680	$323,944

(1)  Excludes the effect of custody fee credits, if any, of less than than 0.005%.

See notes to financial statements
21

Global Macro Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio's investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Strategic Income Fund, Eaton Vance Global Macro Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 80.6%, 6.4% and 10.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Sovereign credit default swaps, foreign interest rate swaps and over-the-counter currency options are valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

22

Global Macro Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities.Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and

23

Global Macro Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

L  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

M  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

O  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest

24

Global Macro Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio's average daily net assets up to $500 million, 0.595% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $5,091,334 of which $247,948 was allocated from Cash Management and $4,843,386 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.61% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2008 were as follows:

Purchases
Investments (non-U.S. Government)	$63,100,541
U.S. Government and Agency Securities	268,215,537
$331,316,078
Sales
Investments (non-U.S. Government)	$41,481,520
U.S. Government and Agency Securities	119,838,050
$161,319,570

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$934,430,267
Gross unrealized appreciation	$1,764,346
Gross unrealized depreciation	(58,651,486)
Net unrealized depreciation	$(56,887,140)

The net unrealized appreciation on futures contracts, swaps, and foreign currency and forward foreign currency exchange contracts at October 31, 2008 on a federal income tax basis was $14,993,290.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency contracts, financial futures contracts and swaps, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
1/05/09	Brazilian Real 35,580,991	United States Dollar 19,047,640	$2,919,547
12/22/08	Croatia Kuna 23,766,000	Euro 3,273,554	(13,924)
1/26/09	Croatia Kuna 12,815,500	Euro 1,752,427	(11,649)
11/03/08	Euro 831,561	United States Dollar 1,052,400	(7,466)
11/04/08	Euro 800,000	United States Dollar 1,035,200	15,560
11/04/08	Euro 6,500,000	United States Dollar 8,261,500	(23,075)

25

Global Macro Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
11/06/08	Euro 8,962,498	United States Dollar 12,323,435	$901,164
11/12/08	Euro 7,300,000	United States Dollar 9,291,294	(10,040)
11/14/08	Euro 3,750,151	United States Dollar 4,782,193	4,288
11/03/08	Ghanian Cedi 66,150	United States Dollar 56,059	(407)
12/12/08	Icelandic Krona 2,111,929,478	United States Dollar 26,942,529	12,994,549
11/24/08	Indonesian Rupiah 85,590,000,000	United States Dollar 6,686,719	(799,287)
11/06/08	Israeli Shekel 15,940,000	United States Dollar 4,248,174	(42,115)
11/10/08	Malaysian Ringgit 31,545,000	United States Dollar 9,003,853	121,491
11/28/08	Malaysian Ringgit 31,014,000	United States Dollar 8,660,709	(69,038)
11/03/08	Mauritian Rupee 222,200,000	United States Dollar 7,053,968	142,615
11/04/08	New Turkish Lira 6,927,975	United States Dollar 4,111,558	(375,076)
11/28/08	New Zealand Dollar 6,503,002	United States Dollar 3,787,999	12,772
11/06/08	Peruvian New Sol 14,100,000	United States Dollar 4,789,402	205,438
11/10/08	Peruvian New Sol 14,600,000	United States Dollar 4,956,714	213,096
12/11/08	Peruvian New Sol 14,100,000	United States Dollar 4,789,402	228,906
2/09/09	Peruvian New Sol 29,800,000	United States Dollar 10,088,016	525,339
11/10/08	Philippine Peso 426,700,000	United States Dollar 8,845,357	162,356
11/03/08	Polish Zloty 28,642,375	Euro 8,063,732	(74,912)
11/05/08	South African Rand 64,737,400	United States Dollar 5,847,739	(773,160)
11/07/08	South African Rand 125,771,407	United States Dollar 12,316,644	(539,205)
11/03/08	Sri Lanka Rupee 210,442,500	United States Dollar 1,877,610	(32,465)
11/28/08	Taiwan Dollar 328,236,000	United States Dollar 9,876,512	(108,005)
12/26/08	Taiwan Dollar 297,240,000	United States Dollar 8,888,490	(165,812)

Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
1/21/09	Taiwan Dollar 252,400,000	United States Dollar 7,763,765	$68,643
11/28/08	Thai Baht 610,000,000	United States Dollar 17,463,498	119,171
11/04/08	Zambian Kwacha 7,930,000,000	United States Dollar 1,667,767	(106,282)
11/07/08	Zambian Kwacha 7,930,000,000	United States Dollar 1,683,294	(89,269)
1/15/09	Zambian Kwacha 8,114,000,000	United States Dollar 1,979,024	196,319
			$15,590,067

Purchases

Settlement Date	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
12/02/08	Brazilian Real 20,910,000	United States Dollar 9,739,171	$(197,413)
11/07/08	Colombian Peso 13,574,303,631	United States Dollar 6,252,558	(563,268)
11/03/08	Euro 800,000	United States Dollar 1,035,280	(15,640)
11/04/08	Euro 8,445,280	United States Dollar 10,751,995	11,937
11/24/08	Indonesian Rupiah 85,590,000,000	United States Dollar 8,474,257	(988,252)
11/03/08	Mauritian Rupee 222,200,000	United States Dollar 7,910,288	(998,935)
11/07/08	Mauritian Rupee 222,200,000	United States Dollar 7,048,956	(139,752)
11/17/08	Mauritian Rupee 71,128,624	United States Dollar 2,370,954	(161,533)
11/06/08	Mexican Peso 214,860,000	United States Dollar 16,339,164	348,646
11/07/08	Mexican Peso 99,480,000	United States Dollar 7,312,018	412,095
11/03/08	Polish Zloty 28,642,375	Euro 8,003,570	151,591
11/10/08	Polish Zloty 28,642,375	Euro 8,063,425	72,176
11/14/08	Polish Zloty 52,953,625	Euro 13,761,337	1,589,930
11/05/08	Ugandan Shilling 4,563,765,520	United States Dollar 2,404,196	(2,820)
11/04/08	Zambian Kwacha 7,930,000	United States Dollar 1,687,234	86,815
			$(394,423)

26

Global Macro Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

At October 31, 2008, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $1,403,661 and a payable of $1,575,223.

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
12/08	165 FTSE/ JSE Top 40 Index	Short	$(4,036,128)	$(3,275,187)	$760,941
12/08	68 Japan 10 Year Bond	Short	(94,891,270)	(94,762,359)	128,911
12/08	210 Mexican Bolsa Index	Short	(3,454,356)	(3,388,071)	66,285
12/08	102 U.S. Treasury Bond	Short	(11,854,924)	(11,538,750)	316,174
12/08	86 U.S. 5 Year Treasury Note	Short	(9,671,287)	(9,740,072)	(68,785)
					$1,203,526

Descriptions of the underlying instruments to Futures Contracts:

•  FTSE/JSE Top 40 Index: The FTSE/JSE Top 40 Index is a capitalization weighted index of the 40 largest companies by market capitalization included in the FTSE/JSE All Shares Index.

•  Japan 10 Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

•  Mexican Bolsa Index: Mexican Bolsa Index is a capitalization weighted index of the leading stocks traded on the Mexican Stock Exchange.

Interest Rate Swaps

Counterparty	Notional Amount		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Capital PLC	MYR	36,000,000	Pay	KLIBOR	3.85%	March 27, 2012	$33,468
J.P. Morgan Chase, N.A.	BRL	10,533,705	Pay	Brazilian Interbank Deposit Rate	12.73	January 2, 2012	(609,106)
J.P. Morgan Chase, N.A.	BRL	12,290,767	Pay	Brazilian Interbank Deposit Rate	10.35	January 2, 2012	(1,222,384)
J.P. Morgan Chase, N.A.	BRL	38,710,005	Pay	Brazilian Interbank Deposit Rate	11.34	January 2, 2009	(166,070)
							$(1,964,092)

BRL - Brazilian Real

KLIBOR- Kuala Lumpur Interbank Offered Rate

MYR - Malaysian Ringit

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Austria	Buy	$8,800	0.44%	12/20/13	$148,475
Barclays Bank PLC	Egypt	Buy	6,000	0.75	1/20/11	670,858
Barclays Bank PLC	Iceland	Sell	5,000	1.70	3/20/18	(1,608,552)
Barclays Bank PLC	Iceland	Sell	3,900	1.88	3/20/18	(1,216,946)
Barclays Bank PLC	Kazakhstan	Buy	7,500	2.43	9/20/13	1,379,980
Barclays Bank PLC	Kazakhstan	Sell	7,600	9.75	11/20/09	133,905
Barclays Bank PLC	Turkey	Buy	4,170	2.12	1/20/13	392,921
Citigroup Global Markets	Kazakhstan	Sell	7,600	8.00	10/20/09	1,593
Citigroup Global Markets	Peru	Sell	7,400	2.00	9/20/11	(186,674)
Citigroup Global Markets	Peru	Sell	3,800	2.90	10/20/13	(76,600)
Citigroup Global Markets	Philippines (Republic of the)	Buy	5,000	1.88	6/20/11	280,775
Credit Suisse First Boston	Columbia	Sell	8,800	4.90	11/20/09	242,106
Credit Suisse First Boston	Greece	Buy	20,000	0.195	6/20/20	2,154,573
Credit Suisse First Boston	Iceland	Sell	5,000	1.70	3/20/18	(1,608,552)
Credit Suisse First Boston	Italy	Buy	18,200	0.20	12/20/16	1,192,037
Credit Suisse First Boston	Philippines (Republic of the)	Buy	5,000	1.88	6/20/11	280,775
Credit Suisse First Boston	Turkey	Buy	5,000	2.87	7/20/11	228,880
Credit Suisse First Boston	Turkey	Buy	4,120	2.11	1/20/13	389,651
Goldman Sachs, Inc.	Greece	Buy	35,000	0.29	6/20/15	2,176,170
HSBC Bank USA	Serbia	Buy	7,000	1.30	5/20/11	656,854
J.P. Morgan Chase Bank	Brazil	Sell	8,400	5.25	11/20/09	152,259
J.P. Morgan Chase Bank	Greece	Buy	20,000	0.12625	9/20/17	1,846,266
J.P. Morgan Chase Bank	Iceland	Sell	3,300	1.70	3/20/18	(1,061,645)
J.P. Morgan Chase Bank	Iceland	Sell	6,600	1.75	3/20/18	(2,105,555)
J.P. Morgan Chase Bank	Iceland	Sell	4,000	1.90	3/20/18	(1,243,851)
J.P. Morgan Chase Bank	Iceland	Sell	5,000	2.10	3/20/23	(1,502,420)

27

Global Macro Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Credit Default Swap Contracts (continued)

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank	Iceland	Sell	$5,000	2.45%	3/20/23	$(1,384,729)
J.P. Morgan Chase Bank	Philippines (Republic of the)	Buy	5,000	1.88	6/20/11	280,775
J.P. Morgan Chase Bank	Turkey	Buy	12,610	2.12	1/20/13	1,188,185
J.P. Morgan Chase Bank	Turkey	Buy	10,000	3.16	4/1/10	212,908
J.P. Morgan Chase Bank	Turkey	Buy	4,000	3.60	4/6/09	18,077
Morgan Stanley	Turkey	Buy	3,000	3.40	1/29/09	9,456
Morgan Stanley	Turkey	Buy	5,000	4.05	4/6/14	164,244
						$2,206,199

Total Return Swaps

Counterparty	Notional Amount	Expiration Date	Portfolio Pays	Portfolio Receives	Net Unrealized Depreciation
Merrill Lynch Capital Services	$2,230,208	12/1/08	1-month USD- LIBOR-BBA+50bp	Total Return on Merrill Lynch Abu Dhabi Index	$(28,097)
J.P. Morgan Chase Bank	2,433,129	7/23/09	1-month USD- LIBOR-BBA+50bp	Total Return on J. P. Morgan Abu Dhabi Index	(240,052)
					$(268,149)

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

7  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities ". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative

28

Global Macro Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

29

Global Macro Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Macro Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the years ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

30

Eaton Vance Global Macro Fund as of October 31, 2008
Global Macro Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Global Macro Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	4,496,597	8,561
Thomas E. Faust Jr.	4,496,597	8,561
Allen R. Freedman	4,496,597	8,561
William H. Park	4,496,597	8,561
Ronald A. Pearlman	4,494,136	11,022
Helen Frame Peters	4,496,597	8,561
Heidi L. Steiger	4,496,597	8,561
Lynn A. Stout	4,496,597	8,561
Ralph F. Verni	4,496,597	8,561

Each nominee was also elected a Trustee of the Global Macro Portfolio.

Global Macro Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	85%	1%
Thomas E. Faust Jr.	85%	1%
Allen R. Freedman	85%	1%
William H. Park	85%	1%
Ronald A. Pearlman	85%	1%
Helen Frame Peters	85%	1%
Heidi L. Steiger	85%	1%
Lynn A. Stout	85%	1%
Ralph F. Verni	85%	1%

Results are rounded to the nearest whole number.

31

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008,

32

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements between the Eaton Vance Global Macro Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreement for the Global Macro Portfolio (the "Portfolio"), the portfolio in which the Fund will invest substantially all of its assets, with Boston Management and Research ("BMR"), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and Portfolio by BMR.

The Board considered EVM's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board specifically noted EVM's and BMR's expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management.

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund's duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio's investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

33

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Portfolio Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (June 27, 2007) through September 30, 2007 for the Fund. In light of the Fund's relatively brief operating history, the Board concluded that additional time was required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the period since inception through September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

34

Eaton Vance Global Macro Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

35

Eaton Vance Global Macro Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

36

Eaton Vance Global Macro Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Global Macro Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Investment Adviser and Administrator
of Eaton Vance Global Macro Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Global Macro Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3041-12/08  GMSRC

Annual Report October 31, 2008

EATON VANCE
TAX-MANAGED
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

Economic and Market Conditions

•             The stock market moved dramatically lower during the year that ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007 as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks were faced with enormous write-offs from bad real estate loans, losses that severely impaired their overall lending capacity. As the market declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July 2008 and pinched consumers even more.

•             The failure of Lehman Brothers in September 2008 and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. In late September, in an effort to jump-start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. Congress’s initial rejection of the plan sent the market into a near-freefall. A revised version of the measure was subsequently approved by Congress and was followed by a coordinated effort by the world’s central banks to inject liquidity into the global banking system. While those actions reassured many investors, volatility remained high as the one-year period drew to a close.

•             For the year ended October 31, 2008, all ten sectors within the Russell 1000 Value Index(1) (the Index) registered negative returns. The consumer staples sector was the best performing sector, posting the smallest sector loss in the Index. All of the other sectors had declines exceeding 20%, with the most severe occurring in the information technology, financials and materials sectors. Market-leading industries during the year included biotechnology, tobacco and road & rail, which were among a handful of industries to post positive returns. In contrast, thrifts & mortgage finance, automobiles, Internet & catalog retail and communications equipment were among the worst performing industries.

Management Discussion

•             In a year in which all market sectors experienced losses, the Fund posted negative returns during the year ended October 31, 2008. Nevertheless, the Fund outperformed the Index for the year ended October 31, 2008. Stock selection was the primary driver of the Fund’s outperformance versus the Index. The largest contribution to the Fund’s relative returns came from the financials sector, both because the Fund was underweighted in this sector, relative to the Index, and also because management’s selections, especially in the insurance and capital markets industries, outperformed those in the Index. The Fund’s investments in the consumer discretionary sector, especially in the hotels and restaurants industry, contributed positively. In the industrials sector, the Fund’s underweight to these stocks benefited relative performance. Finally, Fund investments in the information technology sector outperformed, especially within the computers & peripherals and communications equipment industries.(1)

Eaton Vance Tax-Managed Dividend Income Fund

Total Return Performance 10/31/07 – 10/31/08

Fund - Class A(2)	-35.08%
Fund - Class B(2)	-35.51
Fund - Class C(2)	-35.51
Fund - Class I(2)	-34.84
Russell 1000 Value Index(1)	-36.80
Lipper Equity Income Funds Average(1)	-33.80

See pages 3 and 4 for more performance information, including after-tax returns.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•             Limiting returns relative to the Index were Fund holdings in the materials sector, where selections in the metals and mining industry underperformed similar stocks in the Index. Energy stocks also underperformed, with oil and gas holdings lagging those in the Index. In the utilities sector, electric utilities underperformed. Fund holdings in the health care sector also detracted from relative returns during the year ended October 31, 2008.(1)

•             Based on the Fund’s objective of achieving after-tax total return consisting primarily of tax-favored dividend income and capital appreciation, the Fund was primarily invested in securities that generated a relatively high level of qualified dividend income (QDI) during the year ended October 31, 2008. Within the common stock portfolio, the Fund had significant exposure to the higher-yielding financials and energy sectors.

•             The continued payment of the Fund’s monthly dividends reflected the continued use of the Fund’s dividend capture strategy, a trading strategy designed to enhance the level of QDI earned by the Fund. By using this strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the continued use of dividend capture trading will be successful. In addition, the use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain.

•             Despite the volatile market conditions, all of the dividends paid by the Fund during the fiscal year were qualified dividends subject to federal income tax at long-term capital gain rates (up to 15%, as long as certain holding periods and other requirements have been met by receiving Fund shareholders).

(1)     It is not possible to invest directly in an Index.

Fund Composition

Top Ten Holdings(2)

By net assets

Johnson & Johnson	3.7%
Philip Morris International, Inc.	3.4
Nestle SA	3.2
Chevron Corp.	3.0
Exxon Mobil Corp.	3.0
McDonald’s Corp.	2.8
Novartis AG ADR	2.8
Wal-Mart Stores, Inc.	2.7
Hewlett-Packard Co.	2.7
Bank of New York Mellon Corp. (The)	2.6

(2)     Top Ten Holdings represented 29.9% of the Fund’s net assets as of 10/31/08. Excludes cash equivalents.

Sector Weightings(3)

By net assets

(3)     As a percentage of the Fund’s net assets as of 10/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, Class C and Class I of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of 1000 U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C and Class I of the Fund and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)

	Class A	Class B	Class C	Class I
Share Class Symbol	EADIX	EBDIX	ECDIX	EIDIX

Average Annual Total Returns (at net asset value)
One Year	-35.08%	-35.51%	-35.51%	-34.84%
Five Years	2.25	1.50	1.50	N.A.
Life of Fund†	2.85	2.11	2.11	-28.05

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-38.83%	-38.55%	-36.12%	-34.84%
Five Years	1.05	1.18	1.50	N.A.
Life of Fund†	1.74	1.96	2.11	-28.05

† Inception Dates – Class A: 5/30/03; Class B: 5/30/03; Class C: 5/30/03; Class I: 8/27/07

(1)  Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual Operating Expenses(2)

	Class A	Class B	Class C	Class I

Expense Ratio	1.14%	1.89%	1.89%	0.89%

(2)     Source: Prospectus dated 3/1/08.

*            Source: Lipper, Inc. Investment operations for Class A, Class B and Class C commenced on 5/30/03. Investment operations for Class I commenced on 8/27/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	-35.08%	2.25%	2.85%
Return After Taxes on Distributions	-35.82	1.40	2.04
Return After Taxes on Distributions and Sale of Fund Shares	-21.63	2.14	2.64

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	-38.83%	1.05%	1.74%
Return After Taxes on Distributions	-39.52	0.21	0.93
Return After Taxes on Distributions and Sale of Fund Shares	-24.14	1.10	1.68

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	-35.51%	1.50%	2.11%
Return After Taxes on Distributions	-36.16	0.78	1.41
Return After Taxes on Distributions and Sale of Fund Shares	-22.05	1.48	1.99

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	-36.12%	1.50%	2.11%
Return After Taxes on Distributions	-36.77	0.78	1.41
Return After Taxes on Distributions and Sale of Fund Shares	-22.45	1.48	1.99

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	-35.51%	1.50%	2.11%
Return After Taxes on Distributions	-36.16	0.78	1.41
Return After Taxes on Distributions and Sale of Fund Shares	-22.06	1.48	1.98

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	-38.55%	1.18%	1.96%
Return After Taxes on Distributions	-39.21	0.44	1.26
Return After Taxes on Distributions and Sale of Fund Shares	-24.03	1.20	1.86

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class I)

	One Year	Five Years	Life of Fund

Return Before Taxes	-34.84%	N.A.	N.A.
Return After Taxes on Distributions	-35.61	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	-21.43	N.A.	N.A.

Returns at Public Offering Price (POP) (Class I)

	One Year	Five Years	Life of Fund

Return Before Taxes	-34.84%	N.A.	N.A.
Return After Taxes on Distributions	-35.61	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	-21.43	N.A.	N.A.

Class A, Class B and Class C commenced investment operations on 5/30/03. Class I of the Fund commenced investment operations on 8/27/07. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Dividend Income Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$698.20	$4.95
Class B	$1,000.00	$695.80	$8.14
Class C	$1,000.00	$695.80	$8.14
Class I	$1,000.00	$699.40	$3.84
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.89
Class B	$1,000.00	$1,015.50	$9.68
Class C	$1,000.00	$1,015.50	$9.68
Class I	$1,000.00	$1,020.60	$4.57

* Expenses are equal to the Fund's annualized expense ratio of 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares and 0.90% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008.

5

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 82.1%
Security	Shares	Value
Aerospace & Defense — 7.5%
General Dynamics Corp.	500,000	$30,160,000
Lockheed Martin Corp.	300,000	25,515,000
Raytheon Co.	583,661	29,830,914
United Technologies Corp.	130,000	7,144,800
		$92,650,714
Capital Markets — 4.3%
Bank of New York Mellon Corp. (The)	996,427	$32,483,520
State Street Corp.	465,295	20,170,538
		$52,654,058
Commercial Banks — 1.8%
PNC Financial Services Group, Inc.	325,071	$21,672,484
		$21,672,484
Commercial Services & Supplies — 1.1%
Waste Management, Inc.	450,000	$14,053,500
		$14,053,500
Computers & Peripherals — 5.0%
Hewlett-Packard Co.	870,117	$33,308,079
International Business Machines Corp.	302,040	28,080,659
		$61,388,738
Diversified Financial Services — 2.1%
Citigroup, Inc.	670,000	$9,145,500
JPMorgan Chase & Co.	400,000	16,500,000
		$25,645,500
Diversified Telecommunication Services — 4.8%
AT&T, Inc.	1,093,750	$29,279,687
Verizon Communications, Inc.	1,000,000	29,670,000
		$58,949,687
Electric Utilities — 5.9%
E.ON AG	375,000	$14,053,062
Edison International	550,000	19,574,500
FirstEnergy Corp.	475,000	24,776,000
Fortum Oyj	600,000	14,745,626
		$73,149,188

Security	Shares	Value
Energy Equipment & Services — 1.0%
Schlumberger, Ltd.	250,000	$12,912,500
		$12,912,500
Food & Staples Retailing — 3.6%
Kroger Co. (The)	398,892	$10,953,574
Wal-Mart Stores, Inc.	598,769	33,417,298
		$44,370,872
Food Products — 3.2%
Nestle SA	1,000,000	$38,886,992
		$38,886,992
Hotels, Restaurants & Leisure — 2.8%
McDonald's Corp.	590,000	$34,178,700
		$34,178,700
Household Products — 0.8%
Kimberly-Clark de Mexico SA de CV	3,000,000	$9,862,056
		$9,862,056
Insurance — 3.5%
Aflac, Inc.	200,000	$8,856,000
Chubb Corp.	292,084	15,135,793
Travelers Companies, Inc. (The)	450,000	19,147,500
		$43,139,293
Leisure Equipment & Products — 1.9%
Mattel, Inc.	1,550,000	$23,281,000
		$23,281,000
Metals & Mining — 0.7%
Southern Copper Corp.	600,000	$8,736,000
		$8,736,000
Oil, Gas & Consumable Fuels — 12.4%
BP PLC ADR	580,000	$28,826,000
Chevron Corp.	500,000	37,300,000
Exxon Mobil Corp.	500,000	37,060,000
Marathon Oil Corp.	744,648	21,669,257
Total SA ADR	500,000	27,720,000
		$152,575,257

See notes to financial statements
6

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Pharmaceuticals — 10.5%
Johnson & Johnson	750,000	$46,005,000
Merck & Co., Inc.	753,975	23,335,526
Novartis AG ADR	670,271	34,177,118
Schering-Plough Corp.	1,760,375	25,507,834
		$129,025,478
Real Estate Investment Trusts (REITs) — 0.5%
Simon Property Group, Inc.	100,000	$6,703,000
		$6,703,000
Road & Rail — 2.3%
Canadian National Railway Co.	650,000	$28,119,000
		$28,119,000
Specialty Retail — 2.0%
Home Depot, Inc.	1,068,696	$25,210,539
		$25,210,539
Textiles, Apparel & Luxury Goods — 1.1%
VF Corp.	250,000	$13,775,000
		$13,775,000
Tobacco — 3.3%
Philip Morris International, Inc.	950,000	$41,296,500
		$41,296,500
Total Common Stocks (identified cost $1,078,179,355)		$1,012,236,056
Preferred Stocks — 15.4%
Security	Shares	Value
Commercial Banks — 6.6%
Abbey National Capital Trust I, 8.963%(1)	3,500	$2,756,113
Auction Pass-Through Trust 2006-5B - USB H, 0.00%(1)(2)	40	1,000
Auction Pass-Through Trust 2006-6B - USB H, 0.00%(1)(2)	40	1,000
Barclays Bank PLC, 8.55%(1)(2)	2,560	2,061,335
BBVA International Preferred SA Unipersonal, 5.919%(1)	3,500	1,651,849
Citigroup Inc., Series AA, 8.125%	355,500	5,990,175
Credit Agricole SA/London, 6.637%(1)(2)	10,400	8,428,701
DB Capital Funding VIII, 6.375%	115,000	1,844,600

Security	Shares	Value
Commercial Banks (continued)
DB Contingent Capital Trust II, 6.55%	160,000	$2,390,400
HBOS PLC, 6.657%(1)(2)	11,350	5,319,257
HSBC Capital Funding LP, 9.547%(1)(2)	4,000	3,449,192
HSBC Capital Funding LP, 10.176%(1)(2)	3,250	2,698,212
JPMorgan Chase & Co., 7.90%(1)	16,000	13,007,360
Landsbanki Islands HF, 7.431%(1)(2)(4)	14,750	221,250
National City Corp., Series F, 9.875%(1)	270,000	5,656,500
Royal Bank of Scotland Group PLC, 7.64%(1)	115	5,586,413
Royal Bank of Scotland Group PLC, 9.118%	800	747,537
Santander Finance Unipersonal, 6.50%	525,000	8,400,000
Standard Chartered PLC, 6.409%(1)(2)	103	5,624,325
UBS Preferred Funding Trust I, 8.622%(1)	7,105	5,321,979
		$81,157,198
Diversified Financial Services — 3.8%
CoBank, 11.00%	300,000	$15,197,250
Merrill Lynch & Co., Inc., 4.00%(1)	1,275,000	12,265,500
Merrill Lynch & Co., Inc., 6.25%	95,000	1,382,250
Merrill Lynch & Co., Inc., 6.70%	387,350	6,193,727
Preferred Pass-Through Trust, 2006-A GS, Class A, 5.875%(1)(2)	70	11,446,918
Structured Auction Rate Securities/Stock Custodial-Receipts Merrill H, 5.88%(1)(2)	2,100	5,271
		$46,490,916
Food Products — 0.1%
Ocean Spray Cranberries, Inc., 6.25%(2)	13,250	$1,254,196
		$1,254,196
Insurance — 3.5%
Aegon NV, 6.375%	205,000	$2,050,000
Arch Capital Group, Ltd., Series A, 8.00%	185,500	3,552,325
Arch Capital Group, Ltd., Series B, 7.875%	26,500	478,590
AXA SA, 6.463%(1)(2)	5,000	2,872,160
Endurance Specialty Holdings, Ltd., 7.75%	181,550	2,857,597
ING Capital Funding Trust III, 8.439%(1)	11,750	9,485,552
ING Groep NV, 8.50%	325,000	5,599,750
MetLife, Inc., 6.50%	350,000	5,747,000
PartnerRe, Ltd., 6.50%	52,000	876,200
PartnerRe, Ltd., 6.75%	139,700	2,444,750
RAM Holdings, Ltd., Series A, 7.50%(1)	5,000	3,156,563
RenaissanceRe Holdings, Ltd., 6.08%	82,000	1,158,660
RenaissanceRe Holdings, Ltd., 6.60%	175,000	2,857,750
		$43,136,897

See notes to financial statements
7

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.6%
Kinder Morgan GP, Inc., 8.33%(1)(2)	7,000	$7,567,000
		$7,567,000
Real Estate Investment Trusts (REITs) — 0.8%
AMB Property Corp., 6.75%	79,900	$984,368
BRE Properties, Series D, 6.75%	40,000	639,600
Duke Realty Corp., 6.95%	120,000	1,578,000
Health Care Property, Inc., 7.10%	150,000	2,437,500
ProLogis Trust, 6.75%	65,000	915,850
PS Business Parks, Inc., 6.70%	50,000	747,500
PS Business Parks, Inc., 7.95%	50,000	862,500
Vornado Realty Trust, 6.75%	75,000	1,208,250
		$9,373,568
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association, Series O, 7.00%(1)	100,000	$303,130
Indymac Bank FSB, 8.50%(2)(4)	475,000	4,750
		$307,880
Total Preferred Stocks (identified cost $310,820,093)		$189,287,655
Corporate Bonds & Notes — 0.9%
Security	Principal Amount (000's omitted)	Value
Retail-Food and Drug — 0.9%
CVS Caremark Corp., 6.302%, 6/1/37(1)	$15,000	$10,507,665
		$10,507,665
Total Corporate Bonds & Notes (identified cost $12,413,286)		$10,507,665

Short-Term Investments — 2.4%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(3)	$30,202	$30,202,412
Total Short-Term Investments (identified cost $30,202,412)		$30,202,412
Total Investments — 100.8% (identified cost $1,431,615,146)		$1,242,233,788
Other Assets, Less Liabilities — (0.8)%		$(9,776,262)
Net Assets — 100.0%		$1,232,457,526

ADR - American Depository Receipt

(1)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $50,954,567 or 4.1% of the Fund's net assets.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

(4)  Defaulted security.

See notes to financial statements
8

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $1,401,412,734)	$1,212,031,376
Affiliated investment, at value (identified cost, $30,202,412)	30,202,412
Receivable for investments sold	29,655,056
Receivable for Fund shares sold	3,547,904
Dividends and interest receivable	3,138,468
Interest receivable from affiliated investment	22,994
Tax reclaims receivable	1,646,193
Total assets	$1,280,244,403
Liabilities
Payable for investments purchased	$41,084,035
Payable for Fund shares redeemed	4,830,131
Payable to affiliate for investment adviser fee	655,979
Payable to affiliate for distribution and service fees	619,945
Payable to affiliate for administration fee	158,061
Payable to affiliate for Trustees' fees	4,315
Accrued expenses	434,411
Total liabilities	$47,786,877
Net Assets	$1,232,457,526
Sources of Net Assets
Paid-in capital	$1,796,117,327
Accumulated net realized loss (computed on the basis of identified cost)	(390,995,754)
Accumulated undistributed net investment income	16,914,325
Net unrealized depreciation (computed on the basis of identified cost)	(189,578,372)
Total	$1,232,457,526
Class A Shares
Net Assets	$673,781,566
Shares Outstanding	76,278,544
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.83
Maximum Offering Price Per Share (100 ÷ 94.25 of $8.83)	$9.37
Class B Shares
Net Assets	$97,996,105
Shares Outstanding	11,116,545
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.82
Class C Shares
Net Assets	$458,907,105
Shares Outstanding	52,044,195
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.82
Class I Shares
Net Assets	$1,772,750
Shares Outstanding	200,512
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.84
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $7,322,542)	$145,561,487
Interest and other	553,612
Interest income allocated from affiliated investment	1,009,744
Expenses allocated from affiliated investment	(141,790)
Total investment income	$146,983,053
Expenses
Investment adviser fee	$11,083,983
Administration fee	2,711,850
Trustees' fees and expenses	43,377
Distribution and service fees Class A	2,465,974
Class B	1,487,568
Class C	6,718,708
Transfer and dividend disbursing agent fees	1,176,485
Custodian fee	531,870
Printing and postage	186,545
Registration fees	85,211
Legal and accounting services	78,802
Miscellaneous	133,054
Total expenses	$26,703,427
Deduct — Reduction of custodian fee	$11
Total expense reductions	$11
Net expenses	$26,703,416
Net investment income	$120,279,637
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(345,549,855)
Foreign currency transactions	(153,452)
Net realized loss	$(345,703,307)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(498,127,969)
Foreign currency	(255,884)
Net change in unrealized appreciation (depreciation)	$(498,383,853)
Net realized and unrealized loss	$(844,087,160)
Net decrease in net assets from operations	$(723,807,523)

See notes to financial statements
9

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations —
Net investment income	$120,279,637	$93,928,131
Net realized loss from investment and foreign currency transactions	(345,703,307)	(10,814,604)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(498,383,853)	133,375,955
Net increase (decrease) in net assets from operations	$(723,807,523)	$216,489,482
Distributions to shareholders — From net investment income Class A	$(63,970,171)	$(50,655,751)
Class B	(8,505,890)	(7,862,281)
Class C	(38,497,628)	(30,524,646)
Class I	(64,070)	(3,118)
Total distributions to shareholders	$(111,037,759)	$(89,045,796)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$266,401,511	$516,071,451
Class B	16,020,877	45,311,998
Class C	130,221,388	289,421,744
Class I	2,375,343	451,000
Net asset value of shares issued to shareholders in payment of distributions declared Class A	43,709,066	34,879,017
Class B	5,316,986	4,910,874
Class C	21,289,921	16,632,343
Class I	40,804	1,545
Cost of shares redeemed Class A	(327,279,717)	(142,102,164)
Class B	(31,280,249)	(19,341,240)
Class C	(161,997,125)	(64,509,162)
Class I	(424,363)	—
Net asset value of shares exchanged Class A	5,783,728	5,875,976
Class B	(5,783,728)	(5,875,976)
Net increase (decrease) in net assets from Fund share transactions	$(35,605,558)	$681,727,406
Net increase (decrease) in net assets	$(870,450,840)	$809,171,092
Net Assets
At beginning of year	$2,102,908,366	$1,293,737,274
At end of year	$1,232,457,526	$2,102,908,366
Accumulated undistributed net investment income included in net assets
At end of year	$16,914,325	$11,250,564

See notes to financial statements
10

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended		Year Ended April 30,				Period Ended
	2008	2007	October 31, 2006(1)		2006		2005		April 30, 2004(2)
Net asset value — Beginning of period	$14.520	$13.400	$12.990		$11.820		$10.640		$10.000
Income (loss) from operations
Net investment income(3)	$0.862	$0.810	$0.239		$0.922		$0.743		$0.500
Net realized and unrealized gain (loss)	(5.751)	1.080	0.534		0.889		0.989		0.437
Total income (loss) from operations	$(4.889)	$1.890	$0.773		$1.811		$1.732		$0.937
Less distributions
From net investment income	$(0.801)	$(0.770)	$(0.363)		$(0.641)		$(0.552)		$(0.297)
Total distributions	$(0.801)	$(0.770)	$(0.363)		$(0.641)		$(0.552)		$(0.297)
Net asset value — End of period	$8.830	$14.520	$13.400		$12.990		$11.820		$10.640
Total Return(4)	(35.08)%	14.47%	6.14	%(8)	15.78%		16.54%		9.44	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$673,782	$1,141,383	$659,950		$452,785		$215,759		$104,169
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.15%	1.14%	1.19	%(7)	1.21	%(5)	1.25	%(5)	1.40	%(5)(7)
Net investment income	7.00%	5.72%	3.69	%(7)	7.49%		6.46%		5.05	%(7)
Portfolio Turnover	181%	139%	46	%(8)	247%		162%		117	%(8)

(1)  For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Computed using average shares outstanding.

(4)  Net investment income per share was calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the years ended April 30, 2006 and 2005 and the period ended April 30, 2004, respectively).

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
11

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,		Period Ended		Year Ended April 30,				Period Ended
	2008	2007	October 31, 2006(1)		2006		2005		April 30, 2004(2)
Net asset value — Beginning of period	$14.490	$13.370	$12.960		$11.790		$10.630		$10.000
Income (loss) from operations
Net investment income(3)	$0.772	$0.716	$0.200		$0.801		$0.648		$0.427
Net realized and unrealized gain (loss)	(5.736)	1.064	0.526		0.919		0.986		0.446
Total income (loss) from operations	$(4.964)	$1.780	$0.726		$1.720		$1.634		$0.873
Less distributions
From net investment income	$(0.706)	$(0.660)	$(0.316)		$(0.550)		$(0.474)		$(0.243)
Total distributions	$(0.706)	$(0.660)	$(0.316)		$(0.550)		$(0.474)		$(0.243)
Net asset value — End of period	$8.820	$14.490	$13.370		$12.960		$11.790		$10.630
Total Return(4)	(35.51)%	13.62%	5.76	%(8)	14.97%		15.57%		8.79	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$97,996	$181,741	$143,731		$120,272		$79,871		$40,731
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.90%	1.89%	1.94	%(7)	1.96	%(5)	2.00	%(5)	2.15	%(5)(7)
Net investment income	6.26%	5.08%	3.11	%(7)	6.53%		5.65%		4.31	%(7)
Portfolio Turnover	181%	139%	46	%(8)	247%		162%		117	%(8)

(1)  For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Computed using average shares outstanding.

(4)  Net investment income per share was calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the years ended April 30, 2006 and 2005 and the period ended April 30, 2004, respectively).

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
12

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,		Period Ended		Year Ended April 30,				Period Ended
	2008	2007	October 31, 2006(1)		2006		2005		April 30, 2004(2)
Net asset value — Beginning of period	$14.500	$13.370	$12.960		$11.800		$10.630		$10.000
Income (loss) from operations
Net investment income(3)	$0.769	$0.704	$0.192		$0.817		$0.653		$0.432
Net realized and unrealized gain (loss)	(5.742)	1.086	0.534		0.893		0.991		0.441
Total income (loss) from operations	$(4.973)	$1.790	$0.726		$1.710		$1.644		$0.873
Less distributions
From net investment income	$(0.707)	$(0.660)	$(0.316)		$(0.550)		$(0.474)		$(0.243)
Total distributions	$(0.707)	$(0.660)	$(0.316)		$(0.550)		$(0.474)		$(0.243)
Net asset value — End of period	$8.820	$14.500	$13.370		$12.960		$11.800		$10.630
Total Return(4)	(35.51)%	13.63%	5.76	%(8)	14.87%		15.66%		8.79	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$458,907	$779,330	$490,056		$350,758		$185,303		$92,329
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.90%	1.89%	1.94	%(7)	1.96	%(5)	2.00	%(5)	2.15	%(5)(7)
Net investment income	6.25%	4.98%	2.98	%(7)	6.65%		5.69%		4.34	%(7)
Portfolio Turnover	181%	139%	46	%(8)	247%		162%		117	%(8)

(1)  For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Computed using average shares outstanding.

(4)  Net investment income per share was calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the years ended April 30, 2006 and 2005 and the period ended April 30, 2004, respectively).

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
13

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Net asset value — Beginning of period	$14.530	$14.100
Income (loss) from operations
Net investment income(2)	$0.681	$0.054
Net realized and unrealized gain (loss)	(5.538)	0.514
Total income (loss) from operations	$(4.857)	$0.568
Less distributions
From net investment income	$(0.833)	$(0.138)
Total distributions	$(0.833)	$(0.138)
Net asset value — End of period	$8.840	$14.530
Total Return(3)	(34.84)%	4.04	%(6)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,773	$453
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.90%	0.89	%(5)
Net investment income	5.95%	2.06	%(5)
Portfolio Turnover	181%	139%

(1)  For the period from the start of business, August 27, 2007, to October 31, 2007.

(2)  Computed using average shares outstanding.

(3)  Net investment income per share was calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  Annualized.

(6)  Not annualized.

See notes to financial statements
14

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

15

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $369,808,775 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($252,492), October 31, 2012 ($2,039,433), October 31, 2013 ($4,586,180), October 31, 2014 ($31,957,656), October 31, 2015 ($6,082,839) and October 31, 2016 ($324,890,175).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the

16

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$111,037,759	$89,045,796

During the year ended October 31, 2008, accumulated net realized loss was decreased by $3,578,117 and accumulated undistributed net investment income was decreased by $3,578,117 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs) and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$16,881,319
Capital loss carryforward	$(369,808,775)
Net unrealized depreciation	$(210,732,345)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund's average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $2.5 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the year ended October 31, 2008, the Fund's adviser fee totaled $11,219,807 of which $135,824 was allocated from Cash Management and $11,083,983 was paid or accrued directly by the Fund. For the year ended October 31, 2008, the Fund's adviser fee, including the portion allocated from Cash Management, was 0.62% of the Fund's average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $2,711,850. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $62,516 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $476,280 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $2,465,974 for Class A shares.

17

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $1,115,676 and $5,039,031 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $5,940,000 and $43,511,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $371,892 and $1,679,677 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $129,000, $204,000 and $60,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,233,932,416 and $3,285,451,281, respectively, for the year ended October 31, 2008.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	21,673,137	36,503,881
Issued to shareholders electing to receive payments of distributions in Fund shares	3,604,769	2,453,960
Redemptions	(28,062,001)	(10,041,320)
Exchange from Class B shares	480,151	415,268
Net increase (decrease)	(2,303,944)	29,331,789

18

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2008	2007
Sales	1,295,321	3,227,137
Issued to shareholders electing to receive payments of distributions in Fund shares	438,744	346,877
Redemptions	(2,674,975)	(1,369,909)
Exchange to Class A shares	(481,183)	(416,181)
Net increase (decrease)	(1,422,093)	1,787,924
	Year Ended October 31,
Class C	2008	2007
Sales	10,566,813	20,514,400
Issued to shareholders electing to receive payments of distributions in Fund shares	1,761,020	1,172,364
Redemptions	(14,041,253)	(4,576,769)
Net increase (decrease)	(1,713,420)	17,109,995
Class I	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Sales	206,676	31,110
Issued to shareholders electing to receive payments of distributions in Fund shares	3,693	109
Redemptions	(41,076)	—
Net increase	169,293	31,219

(1)  For the period from the start of business, August 27, 2007, to October 31, 2007.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,452,769,119
Gross unrealized appreciation	$23,021,204
Gross unrealized depreciation	(233,556,535)
Net unrealized depreciation	$(210,535,331)

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

10  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

19

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Dividend Income Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

20

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar year 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $122,025,676, or up to the maximum amount of such dividend allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2008 ordinary income dividends, 42.1% qualifies for the corporate dividends received deduction.

21

Eaton Vance Tax-Managed Dividend Income Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Dividend Income Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	132,253,248	2,717,383
Thomas E. Faust Jr.	132,241,983	2,728,648
Allen R. Freedman	132,199,583	2,771,047
William H. Park	132,278,402	2,692,228
Ronald A. Pearlman	132,207,131	2,763,500
Helen Frame Peters	132,227,502	2,743,129
Heidi L. Steiger	132,229,004	2,741,626
Lynn A. Stout	132,239,556	2,731,075
Ralph F. Verni	132,219,352	2,751,278

22

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

23

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Dividend Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stock . The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

24

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees (including administrative fees) and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

25

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

26

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

27

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

28

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1857-12/08  TMDISRC

Annual Report October 31, 2008

EATON VANCE
TAX-MANAGED
INTERNATIONAL
EQUITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Edward R. Allen, III, CFA
Eagle Global Advisors
Co-Portfolio Manager

Thomas N. Hunt, III, CFA
Eagle Global Advisors
Co-Portfolio Manager

Economic and Market Conditions

•             Global economic fundamentals deteriorated markedly during the Fund’s fiscal year ended October 31, 2008, as the severe credit crunch caused by the worldwide financial crisis reverberated across the world’s major economies. In the first half of the period, stock markets globally began to experience dramatic sell-offs, several banks had to be rescued, and central banks moved quickly to cut rates. European governments pledged over $2 trillion to shore up their financial sector, while the U.S. also unveiled its own comprehensive rescue plan to expand depositor protection, recapitalize some financial institutions, and provide a temporary guarantee of bank borrowing. Europe struggled with high inflation and a slowing economy; however, unlike in the U.S., where the Federal Reserve had been gradually reducing interest rates, the European Central Bank had maintained its relatively high rate policy until recently. As a result, economic activity in many European countries, including France, Italy, Spain, Ireland, and Sweden, turned down swiftly, while the Euro and British pound depreciated versus the U.S. dollar. By the end of the period, the Eurozone had officially declared a recession.

•             Elsewhere, Japan showed signs of economic slowdown, and is now officially in a recession. China, which had been the bright spot among the emerging markets, experienced slower-than-expected economic growth and announced a stimulus package of its own. Russian economic growth came to a halt, India appeared headed for an outright slowdown, and although Brazil remained fundamentally healthy, risk appetite for investing there had dwindled by the end of the Fund’s fiscal year on October 31, 2008.

Management Discussion

•             By the end of the fiscal year ended October 31, 2008, there was a marked transformation in the performance of global equities, as they moved from a position of relative strength to one of underperformance. Against this backdrop, the Fund’s benchmark, the MSCI Europe, Australasia, Far East Index (the MSCI EAFE Index), posted double-digit losses in each of its 10 economic sectors. The Fund (1) also posted negative returns, which trailed those of its benchmark and its Lipper peer group for the year ended October 31, 2008. (2)

•             Markets worldwide also saw a reshuffling of sector leadership in reaction to the dramatic downshift in economic activity. As oil prices and commodities fell drastically in the third and fourth quarters, the economically sensitive energy and materials sectors were hardest hit. Management shifted the Fund’s positions, reducing exposure to these sectors, while selectively adding to health care and consumer staples holdings, which historically have been more defensive investments. However, although the Fund’s sector allocations were generally additive to performance, momentum changed so rapidly that the Fund’s stock selection in some of these areas underperformed the MSCI EAFE Index. (2)

Eaton Vance Tax-Managed International Equity Fund

Total Return Performance 10/31/07 — 10/31/08

Class A(3)	-49.06%
Class B(3)	-49.47
Class C(3)	-49.46
Class I(3)	-34.46	*
MSCI EAFE Index(2)	-46.62
Lipper International Multi-Cap Core Funds Average(2)	-47.01

* Performance since share class inception on 9/2/08.

See pages 3 and 4 for more performance information, including after-tax returns.

(1)

The Fund currently invests in a separate registered investment company, Tax-Managed International Equity Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•             Specifically, energy was the biggest detractor from relative performance on a sector level, as Fund holdings among oil, gas, and consumables names underperformed their Index counterparts. With the cyclical sectors — materials, industrials, and utilities — falling out of favor during the period, stock selection in those groups also made negative contributions to returns.

•             The Fund’s exposure to the underperforming emerging markets also proved to be a drag on performance. Management reduced the exposure during the period, as the once-outperforming group began to show signs it was not immune to the global economic downturn.

•             Conversely, the Fund’s best relative performance came from stock selection in the health care sector, particularly among pharmaceutical stocks. The Fund’s increased weighting in this group was focused on two Swiss and U.K. names, which were among the Fund’s top performers for the period. An overweight and stock selection in telecommunication services and an overweight in consumer staples were also additive to relative returns.

•             At the end of the period, the Fund was more defensively positioned, as management concentrated increasingly on those sectors that historically have better weathered recessionary conditions, while reducing exposure to more sensitive sectors. The Fund remained focused on investing in companies across the globe that management believes, through sound balance sheets, strong management, and dominant market position, can weather today’s volatility over time.

Portfolio Composition

Global Allocation*

By net assets

* As a percentage of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

Top Ten Holdings**

By net assets

Novartis AG	4.7%
Nestle SA	4.1
Diageo PLC	4.1
Nintendo Co., Ltd.	3.4
France Telecom SA ADR	3.3
Total SA	3.1
British American Tobacco PLC	3.1
Banco Santander Central Hispano SA	2.7
Sanofi-Aventis	2.5
Koninklijke KPN N.V.	2.5

**  Top Ten Holdings represented 33.5% of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI EAFE Index, a broad-based, unmanaged market index of international stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

* Source: Lipper Inc. Class A commenced investment operations on 4/22/98.

A $10,000 hypothetical investment at net asset value in Class B shares on 10/31/98, Class C shares on 10/31/98, and Class I shares on 9/2/08 (commencement of operations) would have been valued at $8,180, $8,182, and $6,554, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance(1)	Class A	Class B	Class C	Class I
Share Class Symbol	ETIGX	EMIGX	ECIGX	EITIX
Average Annual Total Returns (at net asset value)
One Year	-49.06%	-49.47%	-49.46%	N.A.
Five Years	4.55	3.76	3.79	N.A.
Ten Years	-1.23	-1.99	-1.98	N.A.
Life of Fund†	-2.32	-3.06	-3.07	-34.46	††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-51.98%	-51.98%	-49.96%	N.A.
Five Years	3.31	3.41	3.79	N.A.
Ten Years	-1.81	-1.99	-1.98	N.A.
Life of Fund†	-2.86	-3.06	-3.07	-34.46	††

†	Inception Dates — Class A, Class B, and Class C: 4/22/98; Class I: 9/2/08

††	Returns are cumulative since inception of the share class.

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C	Class I
Expense Ratio	1.57%	2.32%	2.32%	1.32%

(2)	Source: Prospectus dated 3/1/08 for Class A, Class B and Class C, and Prospectus dated 9/1/08 for Class I

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-49.06%	4.55%	-1.23%
Return After Taxes on Distributions	-49.05	4.65	-1.18
Return After Taxes on Distributions and Sale of Fund Shares	-31.46	4.17	-0.89

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-51.98%	3.31%	-1.81%
Return After Taxes on Distributions	-51.97	3.42	-1.76
Return After Taxes on Distributions and Sale of Fund Shares	-33.39	3.10	-1.37

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-49.47%	3.76%	-1.99%
Return After Taxes on Distributions	-49.47	3.87	-1.92
Return After Taxes on Distributions and Sale of Fund Shares	-31.99	3.38	-1.57

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-51.98%	3.41%	-1.99%
Return After Taxes on Distributions	-51.98	3.52	-1.92
Return After Taxes on Distributions and Sale of Fund Shares	-33.62	3.08	-1.57

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-49.46%	3.79%	-1.98%
Return After Taxes on Distributions	-49.45	3.90	-1.91
Return After Taxes on Distributions and Sale of Fund Shares	-31.90	3.44	-1.54

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-49.96%	3.79%	-1.98%
Return After Taxes on Distributions	-49.95	3.90	-1.91
Return After Taxes on Distributions and Sale of Fund Shares	-32.23	3.44	-1.54

Class A, Class B and Class C of the Fund commenced investment operations on 4/22/98. Class I after-tax returns are not provided because the class has less than a full year of operations. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed International Equity Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual*
Class A	$1,000.00	$567.40	$6.19
Class B	$1,000.00	$564.40	$9.12
Class C	$1,000.00	$564.80	$9.13
Class I	$1,000.00	$655.40	$1.67
Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,017.20	$7.96
Class B	$1,000.00	$1,013.50	$11.74
Class C	$1,000.00	$1,013.50	$11.74
Class I	$1,000.00	$1,018.70	$6.24

* Class I had not commenced operations as of May 1, 2008. Actual expenses are equal to the Fund's annualized expense ratio of 1.57% for Class A shares, 2.32% for Class B shares, 2.32% for Class C shares and 1.23% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 for Class A, Class B and Class C (to reflect the one-half year period) and by 60/366 for Class I (to reflect the period from commencement of operations on September 2, 2008 to October 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008 (August 31, 2008 for Class I).

** Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.57% for Class A shares, 2.32% for Class B shares, 2.32% for Class C shares and 1.23% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008.

5

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $167,255,953)	$131,913,094
Receivable for Fund shares sold	459,930
Total assets	$132,373,024
Liabilities
Payable for Fund shares redeemed	$795,569
Payable to affiliate for distribution and service fees	57,270
Accrued expenses	84,995
Total liabilities	$937,834
Net Assets	$131,435,190
Sources of Net Assets
Paid-in capital	$283,199,591
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(118,287,900)
Accumulated undistributed net investment income	1,866,358
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(35,342,859)
Total	$131,435,190
Class A Shares
Net Assets	$92,173,338
Shares Outstanding	12,244,310
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.53
Maximum Offering Price Per Share (100 ÷ 94.25 of $7.53)	$7.99
Class B Shares
Net Assets	$9,717,149
Shares Outstanding	1,360,115
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.14
Class C Shares
Net Assets	$29,443,774
Shares Outstanding	4,147,784
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.10
Class I Shares
Net Assets	$100,929
Shares Outstanding	13,403
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.53
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $720,607)	$6,544,238
Miscellaneous income	28,137
Interest allocated from Portfolio	184,627
Expenses allocated from Portfolio	(2,303,132)
Net investment income from Portfolio	$4,453,870
Expenses
Trustees' fees and expenses	$1,735
Distribution and service fees Class A	345,526
Class B	223,775
Class C	508,065
Transfer and dividend disbursing agent fees	239,014
Registration fees	59,848
Custodian fee	42,730
Printing and postage	42,686
Legal and accounting services	23,273
Miscellaneous	15,855
Total expenses	$1,502,507
Net investment income	$2,951,363
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $7,566	$(12,928,366)
Foreign currency transactions	(599,001)
Net realized loss	$(13,527,367)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(118,189,406)
Foreign currency	(31,119)
Net change in unrealized appreciation (depreciation)	$(118,220,525)
Net realized and unrealized loss	$(131,747,892)
Net decrease in net assets from operations	$(128,796,529)

See notes to financial statements
6

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$2,951,363	$2,683,945
Net realized gain (loss) from investment and foreign currency transactions	(13,527,367)	6,147,487
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(118,220,525)	41,556,515
Net increase (decrease) in net assets from operations	$(128,796,529)	$50,387,947
Distributions to shareholders — From net investment income Class A	$(1,638,403)	$(612,786)
Class B	(142,946)	(41,077)
Class C	(386,213)	(120,816)
Total distributions to shareholders	$(2,167,562)	$(774,679)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$88,104,539	$46,330,072
Class B	2,799,005	3,517,847
Class C	19,258,675	17,068,814
Class I	101,000	—
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,230,841	463,056
Class B	122,626	35,468
Class C	289,863	93,928
Cost of shares redeemed Class A	(42,415,388)	(12,860,695)
Class B	(5,061,456)	(6,353,502)
Class C	(12,433,464)	(4,457,400)
Net asset value of shares exchanged Class A	7,815,265	3,487,781
Class B	(7,815,265)	(3,487,781)
Redemption fees	20,656	6,630
Net increase in net assets from Fund share transactions	$52,016,897	$43,844,218
Net increase (decrease) in net assets	$(78,947,194)	$93,457,486
Net Assets
At beginning of year	$210,382,384	$116,924,898
At end of year	$131,435,190	$210,382,384
Accumulated undistributed net investment income included in net assets
At end of year	$1,866,358	$1,681,858

See notes to financial statements
7

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008(1)	2007(1)		2006(1)	2005(1)	2004(1)
Net asset value — Beginning of year	$14.970	$11.080		$8.670	$7.080	$6.210
Income (loss) from operations
Net investment income	$0.205	$0.266	(2)	$0.082	$0.056	$0.026
Net realized and unrealized gain (loss)	(7.470)	3.731		2.403	1.534	0.844
Total income (loss) from operations	$(7.265)	$3.997		$2.485	$1.590	$0.870
Less distributions
From net investment income	$(0.176)	$(0.107)		$(0.075)	$—	$—
Total distributions	$(0.176)	$(0.107)		$(0.075)	$—	$—
Redemption fees	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)
Net asset value — End of year	$7.530	$14.970		$11.080	$8.670	$7.080
Total Return(4)	(49.06)%	36.35%		28.85%	22.46%	14.01%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$92,173	$125,311		$59,486	$29,634	$24,714
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.54%	1.57%		1.67%	1.89%	2.08%
Net investment income	1.67%	2.12	%(2)	0.81%	0.70%	0.38%
Portfolio Turnover of the Portfolio	34%	23%		25%	39%	62%

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.132 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.07%.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
8

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008(1)	2007(1)		2006(1)	2005(1)	2004(1)
Net asset value — Beginning of year	$14.200	$10.510		$8.230	$6.770	$5.980
Income (loss) from operations
Net investment income (loss)	$0.098	$0.132	(2)	$0.008	$(0.004)	$(0.026)
Net realized and unrealized gain (loss)	(7.094)	3.573		2.281	1.464	0.816
Total income (loss) from operations	$(6.996)	$3.705		$2.289	$1.460	$0.790
Less distributions
From net investment income	$(0.065)	$(0.015)		$(0.009)	$—	$—
Total distributions	$(0.065)	$(0.015)		$(0.009)	$—	$—
Redemption fees	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)
Net asset value — End of year	$7.140	$14.200		$10.510	$8.230	$6.770
Total Return(4)	(49.47)%	35.29%		27.83%	21.56%	13.21%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$9,717	$31,892		$29,214	$27,861	$27,546
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.29%	2.32%		2.42%	2.64%	2.83%
Net investment income (loss)	0.82%	1.12	%(2)	0.08%	(0.05)%	(0.40)%
Portfolio Turnover of the Portfolio	34%	23%		25%	39%	62%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.097 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.29%.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
9

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008(1)	2007(1)		2006(1)	2005(1)	2004(1)
Net asset value — Beginning of year	$14.150	$10.500		$8.220	$6.760	$5.970
Income (loss) from operations
Net investment income (loss)	$0.105	$0.156	(2)	$0.009	$(0.004)	$(0.025)
Net realized and unrealized gain (loss)	(7.060)	3.536		2.287	1.464	0.815
Total income (loss) from operations	$(6.955)	$3.692		$2.296	$1.460	$0.790
Less distributions
From net investment income	$(0.096)	$(0.042)		$(0.016)	$—	$—
Total distributions	$(0.096)	$(0.042)		$(0.016)	$—	$—
Redemption fees	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)
Net asset value — End of year	$7.100	$14.150		$10.500	$8.220	$6.760
Total Return(4)	(49.46)%	35.27%		27.96%	21.60%	13.23%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$29,444	$53,180		$28,225	$18,647	$17,797
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.29%	2.32%		2.42%	2.64%	2.83%
Net investment income (loss)	0.90%	1.32	%(2)	0.09%	(0.06)%	(0.39)%
Portfolio Turnover of the Portfolio	34%	23%		25%	39%	62%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.119 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.31%.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
10

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended October 31,
	2008(1)(2)
Net asset value — Beginning of period	$11.490
Income (loss) from operations
Net investment income	$0.003
Net realized and unrealized loss	(3.963)
Total loss from operations	$(3.960)
Redemption fees	$0.000	(3)
Net asset value — End of period	$7.530
Total Return(4)	(34.46	)%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$101
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.23	%(5)
Net investment income	0.25	%(5)
Portfolio Turnover of the Portfolio	34	%(7)

(1)  For the period from the start of business, September 2, 2008, to October 31, 2008.

(2)  Net investment income and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Annualized.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  For the Portfolio's year ended October 31, 2008.

(8)  Not annualized.

See notes to financial statements
11

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (58.1% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $117,687,754 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($16,044,050), October 31, 2010 ($49,131,487), October 31, 2011 ($39,935,051) and October 31, 2016 ($12,577,166).

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

12

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$2,167,562	$774,679

During the year ended October 31, 2008, accumulated net realized loss was decreased by $599,301 and accumulated undistributed net investment income was decreased by $599,301 due to differences between book and tax accounting, primarily for foreign currency loss. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,618,375
Capital loss carryforward	$(117,687,754)
Net unrealized depreciation	$(35,695,022)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in passive foreign investment companies and partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $14,541 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $59,149 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and

13

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $345,526 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $167,831 and $381,049 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $3,992,000 and $9,691,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $55,944 and $127,016 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $62,000, $28,000 and $11,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $110,751,971 and $61,308,710, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

14

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	6,958,032	3,726,794
Issued to shareholders electing to receive payments of distributions in Fund shares	88,677	39,578
Redemptions	(3,807,459)	(1,037,452)
Exchange from Class B shares	632,372	275,806
Net increase	3,871,622	3,004,726
	Year Ended October 31,
Class B	2008	2007
Sales	222,383	295,582
Issued to shareholders electing to receive payments of distributions in Fund shares	9,248	3,172
Redemptions	(452,290)	(542,019)
Exchange to Class A shares	(664,400)	(289,919)
Net decrease	(885,059)	(533,184)
	Year Ended October 31,
Class C	2008	2007
Sales	1,596,250	1,444,871
Issued to shareholders electing to receive payments of distributions in Fund shares	22,009	8,439
Redemptions	(1,229,102)	(383,223)
Net increase	389,157	1,070,087

Class I	Period Ended October 31, 2008(1)
Sales	13,403
Net increase	13,403

(1)  For the period from start of business, September 2, 2008, to October 31, 2008.

For the years ended October 31, 2008 and 2007, the Fund received $20,656 and $6,630, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

.

15

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders of Eaton Vance
Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

16

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $7,264,962, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $720,607 and recognizes foreign source income of $7,292,982.

17

Tax-Managed International Equity Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.0%
Security	Shares	Value
Automobiles — 2.6%
Honda Motor Co., Ltd.	116,000	$2,884,386
Toyota Motor Corp.	79,700	3,112,358
		$5,996,744
Beverages — 7.8%
Diageo PLC	607,000	$9,263,140
Fomento Economico Mexicano SA de C.V. ADR	173,400	4,385,286
Foster's Group, Ltd.	685,000	2,618,615
Heineken Holding N.V.	45,000	1,366,131
		$17,633,172
Capital Markets — 0.8%
Invesco, Ltd.	115,000	$1,714,650
		$1,714,650
Chemicals — 1.8%
Agrium, Inc.	75,000	$2,848,500
BASF AG	40,000	1,320,546
		$4,169,046
Commercial Banks — 9.3%
Banco Bilbao Vizcaya Argentaria SA	116,700	$1,354,457
Banco Santander Central Hispano SA	575,000	6,218,716
Barclays PLC	306,800	879,468
BNP Paribas SA	26,500	1,913,335
BOC Hong Kong Holdings, Ltd.	1,600,000	1,831,889
DBS Group Holdings, Ltd.	400,000	3,053,398
Grupo Financiero Banorte SAB de C.V.	500,000	915,873
Mitsubishi UFJ Financial Group, Inc.	769,000	4,832,529
		$20,999,665
Communications Equipment — 1.0%
Nokia Oyj	150,000	$2,297,729
		$2,297,729
Construction & Engineering — 1.3%
Bouygues SA	35,000	$1,490,310
Vinci SA	38,000	1,367,519
		$2,857,829

Security	Shares	Value
Diversified Financial Services — 1.3%
ING Groep N.V.	310,439	$2,912,027
		$2,912,027
Diversified Telecommunication Services — 8.7%
Deutsche Telekom AG	155,000	$2,274,014
France Telecom SA ADR	300,000	7,596,000
Koninklijke KPN N.V.	400,000	5,633,277
Telefonica SA	230,000	4,258,436
		$19,761,727
Electric Utilities — 3.1%
E.ON AG	58,020	$2,174,290
E.ON AG ADR	51,350	1,951,300
Scottish and Southern Energy PLC	145,000	2,842,251
		$6,967,841
Electrical Equipment — 1.5%
ABB, Ltd. ADR	255,000	$3,353,250
		$3,353,250
Energy Equipment & Services — 1.9%
Acergy SA	300,000	$2,028,758
Fred Olsen Energy ASA	70,000	2,314,250
		$4,343,008
Food Products — 5.1%
Nestle SA	240,000	$9,332,878
Unilever PLC	99,000	2,224,119
		$11,556,997
Health Care Providers & Services — 1.0%
Fresenius Medical Care AG & Co. KGaA	52,000	$2,303,735
		$2,303,735
Industrial Conglomerates — 1.4%
Keppel Corp., Ltd.	990,000	$3,086,515
		$3,086,515
Insurance — 3.9%
Aviva PLC	156,700	$934,718
AXA SA	152,900	2,921,008

See notes to financial statements
18

Tax-Managed International Equity Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG	21,000	$2,726,212
Tokio Marine Holdings, Inc.	75,400	2,325,780
		$8,907,718
Machinery — 2.0%
Atlas Copco AB, Class B	286,000	$2,141,094
Komatsu, Ltd.	160,000	1,758,987
Vallourec SA	6,300	704,711
		$4,604,792
Metals & Mining — 4.2%
Anglo American PLC ADR	127,400	$1,598,870
Companhia Vale do Rio Doce ADR	217,500	2,546,925
Rio Tinto, Ltd.	74,400	3,848,925
Silver Wheaton Corp.(1)	435,000	1,566,000
		$9,560,720
Multi-Utilities — 4.7%
National Grid PLC	390,000	$4,393,399
RWE AG	58,000	4,754,896
Veolia Environnement	63,400	1,571,154
		$10,719,449
Oil, Gas & Consumable Fuels — 6.9%
Addax Petroleum Corp.	46,600	$695,926
ENI SpA	75,000	1,790,111
Petroleo Brasileiro SA ADR	183,000	4,038,810
StatoilHydro ASA	107,720	2,166,639
Total SA	128,000	7,041,720
		$15,733,206
Pharmaceuticals — 11.9%
AstraZeneca PLC ADR	129,000	$5,477,340
Novartis AG	209,500	10,633,804
Roche Holding AG	24,400	3,731,415
Sanofi-Aventis	88,800	5,672,792
Shionogi & Co., Ltd.	94,000	1,599,847
		$27,115,198

Security	Shares	Value
Software — 3.4%
Nintendo Co., Ltd.	24,000	$7,711,399
		$7,711,399
Tobacco — 3.1%
British American Tobacco PLC	253,000	$6,939,620
		$6,939,620
Trading Companies & Distributors — 2.4%
Mitsubishi Corp.	330,000	$5,531,411
		$5,531,411
Wireless Telecommunication Services — 2.9%
Turkcell Iletisim Hizmetleri AS ADR	395,000	$4,846,650
Vodafone Group PLC ADR	95,000	1,830,650
		$6,677,300
Total Common Stocks (identified cost $259,923,955)		$213,454,748
Short-Term Investments — 6.5%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(2)	$14,692	$14,691,697
Total Short-Term Investments (identified cost $14,691,697)		$14,691,697
Total Investments — 100.5% (identified cost $274,615,652)		$228,146,445
Other Assets, Less Liabilities — (0.5)%		$(1,166,588)
Net Assets — 100.0%		$226,979,857

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
19

Tax-Managed International Equity Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United Kingdom	16.0%	$36,383,576
France	13.3	30,278,549
Japan	13.1	29,756,697
Switzerland	11.9	27,051,347
Germany	7.7	17,504,992
United States	6.5	14,691,697
Spain	5.2	11,831,609
Netherlands	4.4	9,911,435
Brazil	2.9	6,585,735
Norway	2.9	6,509,647
Australia	2.9	6,467,540
Singapore	2.7	6,139,913
Canada	2.3	5,110,426
Mexico	2.3	5,301,159
Turkey	2.1	4,846,650
Finland	1.0	2,297,729
Sweden	0.9	2,141,094
Bermuda	0.8	1,714,650
Hong Kong	0.8	1,831,889
Italy	0.8	1,790,111
Total Investments	100.5%	$228,146,445

See notes to financial statements
20

Tax-Managed International Equity Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $259,923,955)	$213,454,748
Affiliated investment, at value (identified cost, $14,691,697)	14,691,697
Receivable for investments sold	713,490
Dividends receivable	569,521
Interest receivable from affiliated investment	12,894
Tax reclaims receivable	384,441
Total assets	$229,826,791
Liabilities
Payable for investments purchased	$2,529,137
Payable to affiliate for investment adviser fee	197,485
Payable to affiliate for Trustees' fees	958
Accrued expenses	119,354
Total liabilities	$2,846,934
Net Assets applicable to investors' interest in Portfolio	$226,979,857
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$273,464,455
Net unrealized depreciation (computed on the basis of identified cost)	(46,484,598)
Total	$226,979,857

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $1,233,004)	$11,214,846
Interest	232
Interest income allocated from affiliated investment	317,552
Expenses allocated from affiliated investment	(47,150)
Total investment income	$11,485,480
Expenses
Investment adviser fee	$3,595,302
Trustees' fees and expenses	14,320
Custodian fee	264,411
Legal and accounting services	36,229
Miscellaneous	10,535
Total expenses	$3,920,797
Net investment income	$7,564,683
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $12,921	$(16,982,862)
Foreign currency transactions	(1,019,765)
Net realized loss	$(18,002,627)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(205,765,361)
Foreign currency	(52,450)
Net change in unrealized appreciation (depreciation)	$(205,817,811)
Net realized and unrealized loss	$(223,820,438)
Net decrease in net assets from operations	$(216,255,755)

See notes to financial statements
21

Tax-Managed International Equity Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$7,564,683	$7,582,579
Net realized gain (loss) from investment and foreign currency transactions	(18,002,627)	11,749,773
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(205,817,811)	80,205,125
Net increase (decrease) in net assets from operations	$(216,255,755)	$99,537,477
Capital transactions — Contributions	$112,879,082	$88,908,570
Withdrawals	(61,316,483)	(25,049,824)
Net increase in net assets from capital transactions	$51,562,599	$63,858,746
Net increase (decrease) in net assets	$(164,693,156)	$163,396,223
Net Assets
At beginning of year	$391,673,013	$228,276,790
At end of year	$226,979,857	$391,673,013

See notes to financial statements
22

Tax-Managed International Equity Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007		2006	2005	2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	1.09%	1.10%		1.12%	1.16%	1.21%
Net investment income	2.08%	2.51	%(2)	1.38%	1.42%	1.24%
Portfolio Turnover	34%	23%		25%	39%	62%
Total Return	(48.82)%	36.97%		29.54%	23.36%	15.04%
Net assets, end of year (000's omitted)	$226,980	$391,673		$228,277	$151,601	$132,015

(1)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)  Includes a dividend resulting from a corporate action equal to 0.96% of average daily net assets.

See notes to financial statements
23

Tax-Managed International Equity Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 58.1% and 41.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification

24

Tax-Managed International Equity Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $3,640,520 of which $45,218 was allocated from Cash Management and $3,595,302 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the adviser fee, including the portion allocated from Cash Management, was 1.00% of the Portfolio's average daily net assets.

25

Tax-Managed International Equity Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $172,866,341 and $121,679,608, respectively, for the year ended October 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$275,159,328
Gross unrealized appreciation	$11,675,229
Gross unrealized depreciation	(58,688,112)
Net unrealized depreciation	$(47,012,883)

The net unrealized depreciation on foreign currency at October 31, 2008 on a federal income tax basis was $15,391.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

26

Tax-Managed International Equity Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

27

Eaton Vance Tax-Managed International Equity Fund
Tax-Managed International Equity Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed International Equity Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	15,733,577	110,624
Thomas E. Faust Jr.	15,734,789	109,412
Allen R. Freedman	15,732,430	111,771
William H. Park	15,734,789	109,412
Ronald A. Pearlman	15,733,581	110,620
Helen Frame Peters	15,732,564	111,637
Heidi L. Steiger	15,732,564	111,637
Lynn A. Stout	15,733,877	110,323
Ralph F. Verni	15,733,131	111,070

Each nominee was also elected a Trustee of Tax-Managed International Equity Portfolio.

Tax-Managed International Equity Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

28

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

29

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed International Equity Portfolio, the portfolio in which the Eaton Vance Tax-Managed International Equity Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Eagle Global Advisors, L.L.C. ("Eagle" or the "Sub-adviser") including the fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into consideration the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing international equity portfolios, as well as recent changes in personnel.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, and of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

30

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Parametric" refers to Parametric Portfolio Associates and "Eagle" refers to Eagle Global Advisors, L.L.C. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003), Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

32

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2004	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2004	Senior Partner at Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

34

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Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Tax-Managed International Equity Portfolio
Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed International Equity Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

038-12/08  IGSRC

Annual Report October 31, 2008

EATON VANCE
TAX-MANAGED
MID-CAP
CORE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker- dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

MANAGEMENT’s DISCUSSION oF FuND pERFoRMANcE

William O. Bell IV, CFA

Co-Portfolio Manager

William R. Hackney, III, CFA

Co-Portfolio Manager

Marilyn Robinson Irvin, CFA

Co-Portfolio Manager

Economic and Market Conditions

•                  The stock market moved dramatically lower during the year that ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007, as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks were faced with enormous write-offs from bad real estate loans, losses that severely impaired their overall lending capacity. As the market declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July and pinched consumers even more.

•                  The failure of Lehman Brothers in September 2008 and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. In late September, in an effort to jump-start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. Congress’s initial rejection of the plan sent the market into a near-freefall. A revised version of the measure was subsequently approved by Congress, and was followed by a coordinated effort by the world’s central banks to inject liquidity into the global banking system. While those actions reassured many investors, volatility remained high as the one-year period drew to a close.

•                  Mid-cap stocks, as measured by the S&P Midcap 400 Index (the “Index”), posted a return of -36.5% for the year ended October 31, 2008.(1) Each of the 10 economic sectors represented in the Index posted double-digit negative returns over the 12-month period. The best performance was seen in the more defensive sectors of the economy, while the weakest performance was seen in the more economically sensitive sectors. The utilities and consumer staples sectors fell the least, as investors believed the earnings of these companies would fare relatively better in the challenging global economic environment. The prospects of a slowing global economy and weak consumer spending was reflected in the declines of the telecommunication services, energy, and consumer discretionary sectors.

Management Discussion

•                  The Fund(2) outperformed its benchmark and its Lipper peer group for the fiscal year ended October 31, 2008, primarily due to stock selection within the industrials, health care and information technology (IT) sectors. Selections in air freight and logistics, as well as machinery, led to the relative outperformance in the industrials sector. The Fund’s emphasis on health care equipment and services names led to

Eaton Vance Tax-Managed Mid-cap core Fund

Total Return performance 10/31/07 – 10/31/08

Class A(3)	-31.02%
Class B(3)	-31.56
Class C(3)	-31.63
S&P MidCap 400 Index(1)	-36.46
Lipper Mid-Cap Core Funds Average(1)	-38.53

See pages 3 and 4 for more performance information, including after-tax returns.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Fund currently invests in a separate registered investment company, Tax-Managed Mid-Cap Core Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(3)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent a reimbursement of certain expenses by the administrator of the Fund, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

the positive comparison in the health care sector. Semiconductors and equipment and instrument names carried IT sector performance. Stock selection was least favorable in the energy sector, due to the performance of the Fund’s oil, gas and consumables names.

•                  Management seeks stocks that, in their opinion, have attractive relative valuations and/or the potential for above-average sustainable growth. As of October 31, 2008, the Fund’s holdings were broadly diversified across nine of the 10 economic sectors of the Index. (The Fund had no exposure to the telecommunications services sector, which represented less than 1% of the market capitalization of the Index.)(1)

(1) It is not possible to invest directly in an Index.

Portfolio Information

Top Ten Holdings(2)

By net assets

Dollar Tree, Inc.	2.7%
Alberto-Culver Co.	2.7
Cullen/Frost Bankers, Inc.	2.5
Jack Henry & Associates, Inc.	2.1
CH Robinson Worldwide, Inc.	2.0
Donaldson Co., Inc.	2.0
Microchip Technology, Inc.	2.0
National Instruments Corp.	2.0
AMETEK, Inc.	2.0
Bard (C.R.), Inc.	2.0

(2) Top Ten Holdings represented 22.0% of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

Sector Weightings(3)

By net assets

(3) As a percentage of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

FuND pERFoRMANcE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P MidCap 400 Index, a broad-based, unmanaged index commonly used as a measure of U.S. mid-cap stock performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P MidCap 400 Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemption of Fund shares.

*    Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/4/02.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 (commencement of operations) would have been valued at $10,718 and $10,706, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Absent a reimbursement of certain expenses by the administrator of the Fund, the returns would have been lower.

Fund Performance(1)

	Class A	Class B	Class C
Share Class Symbol	EXMCX	EBMCX	ECMCX

Average Annual Total Returns (at net asset value)
One Year	-31.02%	-31.56%	-31.63%
Five Years	1.08	0.33	0.31
Life of Fund†	1.80	1.05	1.03

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-34.98%	-34.74%	-32.26%
Five Years	-0.10	-0.02	0.31
Life of Fund†	0.90	1.05	1.03

† Inception Dates – Class A, Class B, and Class C: 3/4/02

(1)  Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual

Operating Expenses(2)

	Class A	Class B	Class C

Gross Expense Ratio	1.71%	2.46%	2.46%
Net Expense Ratio	1.64	2.39	2.39

(2)  Source: Prospectus dated 3/1/08. Net expense ratio reflects a contractual expense reimbursement which may be changed or terminated after April 30, 2010. Without this reimbursement, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent a reimbursement of certain expenses by the administrator of the Fund, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	-31.02%	1.08%	1.80%
Return After Taxes on Distributions	-31.71	0.71	1.51
Return After Taxes on Distributions and Sale of Fund Shares	-18.63	1.14	1.70

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	-34.98%	-0.10%	0.90%
Return After Taxes on Distributions	-35.64	-0.48	0.62
Return After Taxes on Distributions and Sale of Fund Shares	-21.30	0.12	0.93

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	-31.56%	0.33%	1.05%
Return After Taxes on Distributions	-32.28	-0.05	0.75
Return After Taxes on Distributions and Sale of Fund Shares	-18.91	0.51	1.07

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	-34.74%	-0.02%	1.05%
Return After Taxes on Distributions	-35.46	-0.41	0.75
Return After Taxes on Distributions and Sale of Fund Shares	-20.98	0.21	1.07

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	-31.63%	0.31%	1.03%
Return After Taxes on Distributions	-32.35	-0.08	0.73
Return After Taxes on Distributions and Sale of Fund Shares	-18.96	0.49	1.05

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	-32.26%	0.31%	1.03%
Return After Taxes on Distributions	-32.98	-0.08	0.73
Return After Taxes on Distributions and Sale of Fund Shares	-19.37	0.49	1.05

Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Mid-Cap Core Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$724.40	$6.94	**
Class B	$1,000.00	$721.00	$10.17	**
Class C	$1,000.00	$720.20	$10.16	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.10	$8.11	**
Class B	$1,000.00	$1,013.30	$11.89	**
Class C	$1,000.00	$1,013.30	$11.89	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.60% for Class A shares 2.35% for Class B shares, and 2.35% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $25,618,263)	$24,745,368
Receivable for Fund shares sold	109,958
Total assets	$24,855,326
Liabilities
Payable to affiliate for distribution and service fees	$10,812
Payable for Fund shares redeemed	9,681
Payable to affiliate for administration fee	3,182
Payable to the administrator of the Fund and sub-advisor of the Portfolio	13,862
Accrued expenses	32,650
Total liabilities	$70,187
Net Assets	$24,785,139
Sources of Net Assets
Paid-in capital	$26,401,216
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(743,182)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(872,895)
Total	$24,785,139
Class A Shares
Net Assets	$16,196,492
Shares Outstanding	1,635,061
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.91
Maximum Offering Price Per Share (100 ÷ 94.25 of $9.91)	$10.51
Class B Shares
Net Assets	$3,315,758
Shares Outstanding	353,525
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.38
Class C Shares
Net Assets	$5,272,889
Shares Outstanding	562,664
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.37
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolio	$451,703
Interest allocated from Portfolio	4,243
Expenses allocated from Portfolio	(306,313)
Net investment income from Portfolio	$149,633
Expenses
Administration fee	$51,198
Trustees' fees and expenses	80
Distribution and service fees Class A	54,673
Class B	48,800
Class C	73,827
Transfer and dividend disbursing agent fees	39,197
Registration fees	30,659
Custodian fee	18,466
Legal and accounting services	14,857
Printing and postage	11,481
Miscellaneous	9,007
Total expenses	$352,245
Deduct — Allocation of expenses to the administrator of the Fund and sub-adviser of the Portfolio	$20,429
Total expense reductions	$20,429
Net expenses	$331,816
Net investment loss	$(182,183)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(712,147)
Net realized loss	$(712,147)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(10,849,356)
Net change in unrealized appreciation (depreciation)	$(10,849,356)
Net realized and unrealized loss	$(11,561,503)
Net decrease in net assets from operations	$(11,743,686)

See notes to financial statements
6

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment loss	$(182,183)	$(224,875)
Net realized gain (loss) from investment transactions	(712,147)	2,630,199
Net change in unrealized appreciation (depreciation) of investments	(10,849,356)	2,853,010
Net increase (decrease) in net assets from operations	$(11,743,686)	$5,258,334
Distributions to shareholders — From net realized gain Class A	$(1,631,947)	$(947,771)
Class B	(403,944)	(355,120)
Class C	(596,306)	(393,590)
Total distributions to shareholders	$(2,632,197)	$(1,696,481)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$4,078,939	$6,448,468
Class B	195,836	301,473
Class C	894,312	1,813,005
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,437,508	818,042
Class B	369,556	324,495
Class C	492,053	323,252
Cost of shares redeemed Class A	(4,805,013)	(3,433,448)
Class B	(856,013)	(1,198,300)
Class C	(1,736,810)	(1,214,224)
Net asset value of shares exchanged Class A	276,499	671,373
Class B	(276,499)	(671,373)
Net increase in net assets from Fund share transactions	$70,368	$4,182,763
Net increase (decrease) in net assets	$(14,305,515)	$7,744,616
Net Assets
At beginning of year	$39,090,654	$31,346,038
At end of year	$24,785,139	$39,090,654
Accumulated undistributed net investment income included in net assets
At end of year	$—	$4,714

See notes to financial statements
7

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$15.400	$13.890	$12.360	$11.270	$10.670
Income (loss) from operations
Net investment loss(1)	$(0.035)	$(0.049)	$(0.067)	$(0.108)	$(0.102)
Net realized and unrealized gain (loss)	(4.430)	2.299	1.663	1.198	0.702
Total income (loss) from operations	$(4.465)	$2.250	$1.596	$1.090	$0.600
Less distributions
From net realized gain	$(1.025)	$(0.740)	$(0.066)	$—	$—
Total distributions	$(1.025)	$(0.740)	$(0.066)	$—	$—
Net asset value — End of year	$9.910	$15.400	$13.890	$12.360	$11.270
Total Return(2)	(31.02)%	16.93%	12.96%	9.67%	5.62%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$16,196	$24,406	$17,718	$13,761	$11,226
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	1.60%	1.64%	1.70%	1.70%	1.70%
Net investment loss	(0.26)%	(0.34)%	(0.50)%	(0.89)%	(0.93)%
Portfolio Turnover of the Portfolio	40%	38%	55%	53%	42%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.06%, 0.07%, 0.07%, 0.16% and 0.22% of average daily net assets for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

See notes to financial statements
8

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$14.740	$13.420	$12.030	$11.050	$10.540
Income (loss) from operations
Net investment loss(1)	$(0.127)	$(0.151)	$(0.161)	$(0.194)	$(0.182)
Net realized and unrealized gain (loss)	(4.208)	2.211	1.617	1.174	0.692
Total income (loss) from operations	$(4.335)	$2.060	$1.456	$0.980	$0.510
Less distributions
From net realized gain	$(1.025)	$(0.740)	$(0.066)	$—	$—
Total distributions	$(1.025)	$(0.740)	$(0.066)	$—	$—
Net asset value — End of year	$9.380	$14.740	$13.420	$12.030	$11.050
Total Return(2)	(31.56)%	16.07%	12.15%	8.87%	4.84%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,316	$5,950	$6,577	$6,436	$5,741
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	2.35%	2.39%	2.45%	2.45%	2.45%
Net investment loss	(1.01)%	(1.08)%	(1.25)%	(1.64)%	(1.67)%
Portfolio Turnover of the Portfolio	40%	38%	55%	53%	42%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.06%, 0.07%, 0.07%, 0.16% and 0.22% of average daily net assets for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

See notes to financial statements
9

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$14.740	$13.420	$12.030	$11.050	$10.540
Income (loss) from operations
Net investment loss(1)	$(0.127)	$(0.151)	$(0.161)	$(0.194)	$(0.182)
Net realized and unrealized gain (loss)	(4.218)	2.211	1.617	1.174	0.692
Total income (loss) from operations	$(4.345)	$2.060	$1.456	$0.980	$0.510
Less distributions
From net realized gain	$(1.025)	$(0.740)	$(0.066)	$—	$—
Total distributions	$(1.025)	$(0.740)	$(0.066)	$—	$—
Net asset value — End of year	$9.370	$14.740	$13.420	$12.030	$11.050
Total Return(2)	(31.63)%	16.07%	12.15%	8.87%	4.84%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$5,273	$8,735	$7,051	$6,027	$5,450
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	2.35%	2.39%	2.45%	2.45%	2.45%
Net investment loss	(1.02)%	(1.08)%	(1.25)%	(1.64)%	(1.68)%
Portfolio Turnover of the Portfolio	40%	38%	55%	53%	42%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.06%, 0.07%, 0.07%, 0.16% and 0.22% of average daily net assets for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

See notes to financial statements
10

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (35.7% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $702,607 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses.

11

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Long-Term Capital Gain	$2,632,197	$1,696,481

During the year ended October 31, 2008, accumulated net realized loss was decreased by $6,554, accumulated net investment loss was decreased by $177,469, and paid-in capital was decreased by $184,023 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts and the Fund's use of equalization accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(702,607)
Net unrealized depreciation	$(913,470)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $51,198. EVM and the sub-adviser of the Portfolio, Atlanta Capital Management Company LLC (Atlanta Capital), have agreed to reimburse the Fund's operating expenses to the extent that they exceed 1.60% annually of the Fund's average daily net assets for Class A shares and 2.35% annually of the Fund's average daily net assets for Class B and Class C. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM and Atlanta Capital were allocated $6,384 and $14,045, respectively, of the Fund's operating expenses for the year ended October 31, 2008. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $2,807 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $5,948 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its

12

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $54,673 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $36,600 and $55,370 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $57,600 and $480,400, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $12,200 and $18,457 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $700, $8,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $5,183,135 and $8,134,730, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	308,214	439,915
Issued to shareholders electing to receive payments of distributions in Fund shares	100,949	60,372
Redemptions	(380,664)	(237,133)
Exchange from Class B shares	21,690	45,930
Net increase	50,189	309,084

13

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2008	2007
Sales	16,348	21,797
Issued to shareholders electing to receive payments of distributions in Fund shares	27,233	24,865
Redemptions	(70,899)	(85,330)
Exchange to Class A shares	(22,824)	(47,798)
Net decrease	(50,142)	(86,466)
	Year Ended October 31,
Class C	2008	2007
Sales	74,740	129,288
Issued to shareholders electing to receive payments of distributions in Fund shares	36,260	24,770
Redemptions	(141,011)	(86,912)
Net increase (decrease)	(30,011)	67,146

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Tax-Managed Mid-Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

15

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar year 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of long-term capital gains distributions.

Long-term Capital Gains Distributions — The Fund designates $2,637,895 as a long-term capital gain distribution.

16

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.6%
Security	Shares	Value
Air Freight & Logistics — 2.0%
CH Robinson Worldwide, Inc.	27,200	$1,408,416
		$1,408,416
Auto Components — 0.8%
BorgWarner, Inc.	26,000	$584,220
		$584,220
Capital Markets — 4.7%
Affiliated Managers Group, Inc.(1)	21,000	$973,980
Raymond James Financial, Inc.	57,000	1,327,530
SEI Investments Co.	53,000	937,040
		$3,238,550
Chemicals — 2.4%
Albemarle Corp.	35,200	$857,120
RPM International, Inc.	56,000	795,200
		$1,652,320
Commercial Banks — 5.5%
City National Corp.	19,500	$1,043,835
Cullen/Frost Bankers, Inc.	30,700	1,718,279
Westamerica Bancorporation	18,000	1,030,500
		$3,792,614
Commercial Services & Supplies — 1.7%
Mine Safety Appliances Co.	43,000	$1,161,000
		$1,161,000
Construction & Engineering — 1.0%
Jacobs Engineering Group, Inc.(1)	20,000	$728,600
		$728,600
Construction Materials — 0.8%
Vulcan Materials Co.	10,000	$542,800
		$542,800
Containers & Packaging — 2.0%
Sonoco Products Co.	54,000	$1,359,720
		$1,359,720

Security	Shares	Value
Diversified Consumer Services — 2.8%
H&R Block, Inc.	40,000	$788,800
Matthews International Corp., Class A	26,500	1,182,695
		$1,971,495
Electric Utilities — 1.8%
DPL, Inc.	53,600	$1,222,616
		$1,222,616
Electrical Equipment — 2.0%
AMETEK, Inc.	42,000	$1,396,500
		$1,396,500
Electronic Equipment, Instruments & Components — 5.6%
Amphenol Corp., Class A	40,500	$1,160,325
Mettler Toledo International, Inc.(1)	17,000	1,301,180
National Instruments Corp.	55,000	1,397,000
		$3,858,505
Energy Equipment & Services — 4.3%
FMC Technologies, Inc.(1)	30,000	$1,049,700
Helmerich & Payne, Inc.	28,000	960,680
Oceaneering International, Inc.(1)	35,000	985,950
		$2,996,330
Food & Staples Retailing — 1.3%
Ruddick Corp.	32,000	$916,480
		$916,480
Food Products — 2.3%
Hormel Foods Corp.	26,000	$734,760
McCormick & Co., Inc.	26,500	891,990
		$1,626,750
Gas Utilities — 3.9%
AGL Resources, Inc.	36,100	$1,097,440
National Fuel Gas Co.	22,000	796,180
Questar Corp.	23,400	806,364
		$2,699,984

See notes to financial statements
17

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 7.0%
Bard (C.R.), Inc.	15,800	$1,394,350
Beckman Coulter, Inc.	18,400	918,528
DENTSPLY International, Inc.	44,800	1,361,024
Mentor Corp.	31,000	523,900
Varian Medical Systems, Inc.(1)	14,000	637,140
		$4,834,942
Health Care Providers & Services — 3.0%
Henry Schein, Inc.(1)	25,000	$1,170,250
Patterson Cos., Inc.(1)	35,000	886,550
		$2,056,800
Hotels, Restaurants & Leisure — 1.2%
Sonic Corp.(1)	79,850	$854,395
		$854,395
Household Durables — 1.6%
Mohawk Industries, Inc.(1)	12,800	$619,264
Snap-On, Inc.	13,500	498,825
		$1,118,089
Insurance — 3.9%
Brown and Brown, Inc.	55,000	$1,128,600
HCC Insurance Holdings, Inc.	34,000	750,040
Markel Corp.(1)	2,300	806,932
		$2,685,572
IT Services — 1.0%
Fiserv, Inc.(1)	20,200	$673,872
		$673,872
Life Sciences Tools & Services — 1.3%
Pharmaceutical Product Development, Inc.	30,000	$929,400
		$929,400
Machinery — 4.8%
Donaldson Co., Inc.	40,000	$1,406,000
Graco, Inc.	29,200	722,116
IDEX Corp.	50,000	1,159,000
John Bean Technologies Corp.	6,480	54,302
		$3,341,418

Security	Shares	Value
Media — 1.0%
John Wiley & Sons, Inc., Class A	21,000	$730,380
		$730,380
Metals & Mining — 1.0%
Commercial Metals Co.	66,000	$732,600
		$732,600
Multiline Retail — 2.7%
Dollar Tree, Inc.(1)	50,000	$1,901,000
		$1,901,000
Multi-Utilities — 3.6%
NSTAR	40,000	$1,322,000
OGE Energy Corp.	42,300	1,154,790
		$2,476,790
Oil, Gas & Consumable Fuels — 0.9%
Holly Corp.	32,000	$628,160
		$628,160
Personal Products — 2.7%
Alberto-Culver Co.	72,000	$1,852,560
		$1,852,560
Professional Services — 1.3%
FTI Consulting, Inc.(1)	15,000	$873,750
		$873,750
Real Estate Investment Trusts (REITs) — 3.3%
Health Care REIT, Inc.	30,000	$1,335,300
Rayonier, Inc.	30,000	992,400
		$2,327,700
Semiconductors & Semiconductor Equipment — 2.0%
Microchip Technology, Inc.	57,050	$1,405,142
		$1,405,142
Software — 5.5%
ANSYS, Inc.(1)	41,200	$1,179,556
Citrix Systems, Inc.(1)	27,500	708,675

See notes to financial statements
18

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software (continued)
Fair Isaac Corp.	30,000	$467,700
Jack Henry & Associates, Inc.	78,500	1,492,285
		$3,848,216
Specialty Retail — 3.7%
O'Reilly Automotive, Inc.(1)	48,000	$1,301,280
Ross Stores, Inc.	38,500	1,258,565
		$2,559,845
Tobacco — 1.0%
Universal Corp., VA	17,000	$673,030
		$673,030
Trading Companies & Distributors — 1.2%
Fastenal Co.	20,000	$805,200
		$805,200
Total Common Stocks (identified cost $69,160,617)		$68,465,761
Total Investments — 98.6% (identified cost $69,160,617)		$68,465,761
Other Assets, Less Liabilities — 1.4%		$949,175
Net Assets — 100.0%		$69,414,936

(1)  Non-income producing security.

See notes to financial statements
19

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investments, at value (identified cost, $69,160,617)	$68,465,761
Cash	976,153
Dividends and interest receivable	68,063
Total assets	$69,509,977
Liabilities
Payable to affiliate for investment adviser fee	$44,109
Payable to affiliate for Trustees' fees	264
Accrued expenses	50,668
Total liabilities	$95,041
Net Assets applicable to investors' interest in Portfolio	$69,414,936
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$70,109,792
Net unrealized depreciation (computed on the basis of identified cost)	(694,856)
Total	$69,414,936

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends	$1,249,040
Interest	11,760
Total investment income	$1,260,800
Expenses
Investment adviser fee	$756,324
Trustees' fees and expenses	5,513
Custodian fee	68,888
Legal and accounting services	24,085
Miscellaneous	3,295
Total expenses	$858,105
Deduct — Reduction of investment adviser fee	$11,693
Total expense reductions	$11,693
Net expenses	$846,412
Net investment income	$414,388
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(1,072,222)
Net realized loss	$(1,072,222)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(30,626,771)
Net change in unrealized appreciation (depreciation)	$(30,626,771)
Net realized and unrealized loss	$(31,698,993)
Net decrease in net assets from operations	$(31,284,605)

See notes to financial statements
20

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$414,388	$431,454
Net realized gain (loss) from investment transactions	(1,072,222)	8,082,328
Net change in unrealized appreciation (depreciation) of investments	(30,626,771)	8,326,667
Net increase (decrease) in net assets from operations	$(31,284,605)	$16,840,449
Capital transactions — Contributions	$5,183,135	$8,454,067
Withdrawals	(14,648,201)	(13,006,661)
Net decrease in net assets from capital transactions	$(9,465,066)	$(4,552,594)
Net increase (decrease) in net assets	$(40,749,671)	$12,287,855
Net Assets
At beginning of year	$110,164,607	$97,876,752
At end of year	$69,414,936	$110,164,607

See notes to financial statements
21

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007	2006	2005	2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses(1)	0.90%	0.90%	0.91%	0.91%	0.93%
Net investment income (loss)	0.44%	0.41%	0.29%	(0.11)%	(0.15)%
Portfolio Turnover	40%	38%	55%	53%	42%
Total Return	(30.51)%	17.79%	13.85%	10.54%	6.43%
Net assets, end of year (000's omitted)	$69,415	$110,165	$97,877	$76,091	$67,130

(1)  The investment adviser waived a portion of its investment adviser fee (equal to 0.01% for the year ended October 31, 2008 and less than 0.01% of average daily net assets for each of the years ended October 31, 2007, 2006, 2005 and 2004). A portion of the waiver was borne by the sub-adviser.

See notes to financial statements
22

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Tax-Managed Mid-Cap Core Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 35.7% and 64.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become

23

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company LLC (Atlanta Capital), an affiliate of EVM, a portion of its advisory fee for sub-advisory services provided to the Portfolio. For the year ended October 31, 2008, the adviser fee was 0.80% of the Portfolio's average daily net assets and amounted to $756,324. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended October 31, 2008, BMR waived $11,693 of its adviser fee. Atlanta Capital, in turn, waived $11,693 of its sub-adviser fee.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $37,555,699 and $47,870,507, respectively, for the year ended October 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$69,224,044
Gross unrealized appreciation	$7,502,482
Gross unrealized depreciation	(8,260,765)
Net unrealized depreciation	$(758,283)

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

6  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

24

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Mid-Cap Core Portfolio:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of Tax-Managed Mid-Cap Core Portfolio (the "Portfolio"), as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

25

Eaton Vance Tax-Managed Mid-Cap Core Fund
Tax-Managed Mid-Cap Core Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Mid-Cap Core Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	2,040,828	1,428
Thomas E. Faust Jr.	2,040,828	1,428
Allen R. Freedman	2,040,828	1,428
William H. Park	2,039,499	2,757
Ronald A. Pearlman	2,040,828	1,428
Helen Frame Peters	2,040,828	1,428
Heidi L. Steiger	2,040,828	1,428
Lynn A. Stout	2,039,499	2,757
Ralph F. Verni	2,039,728	2,527

Each nominee was also elected a Trustee of the Portfolio.

Tax-Managed Mid-Cap Core Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

26

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

27

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Mid-Cap Core Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Atlanta Capital Management Company, LLC (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment

28

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board noted that action was taken during 2006 and 2007 to improve the performance of the Fund and concluded that such actions were effective in improving the Fund's performance since that time.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Administrator waived fees and/or paid expenses for the Fund and had agreed to waive fees and/or pay expenses in an additional amount for the next two years.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

29

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Date of Birth	Position(s) with the Name and the Portfolio	Term of Office and Trust and Service	Length of During Past Five Years	Number of Portfolios in Fund Complex Principal Occupation(s) Trustee(1)	Overseen By Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio, President of the Trust and Vice President of the Portfolio	Trustee since 2007, President of the Trust since 2002 and Vice President of the Portfolio since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

30

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Date of Birth	Position(s) with the Name and the Portfolio	Term of Office and Trust and Service	Length of During Past Five Years	Number of Portfolios in Fund Complex Principal Occupation(s) Trustee(1)	Overseen By Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

William O. Bell, IV 7/26/73	Vice President of the Portfolio	Since 2005	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

William R. Hackney, III 4/12/48	Vice President of the Portfolio	Since 2001	Managing Partner and member of the Executive Committee of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Marilyn Robinson Irvin 6/17/58	Vice President of the Portfolio	Since 2005	Senior Vice President and Principal of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2007	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of Tax-Managed Mid-Cap Core Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Tax-Managed Mid-Cap Core Portfolio
Atlanta Capital Management Company LLC

1349 West Peachtree Street
Suite 1600
Atlanta, GA 30309

Administrator of Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investing Services

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Mid-Cap Core Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1301-12/08  TMMCCSRC

Annual Report October 31, 2008

EATON VANCE
TAX-MANAGED
MULTI-CAP
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll
Portfolio Manager

Economic and Market Conditions

•             The stock market moved dramatically lower during the year that ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007 as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks were faced with enormous write-offs from bad real estate loans, losses that severely impaired their overall lending capacity. As the market declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July 2008 and pinched consumers even more.

•             The failure of Lehman Brothers in September 2008 and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. In late September, in an effort to jump-start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. Congress’s initial rejection of the plan sent the market into a near-freefall. A revised version of the measure was subsequently approved by Congress and was followed by a coordinated effort by the world’s central banks to inject liquidity into the global banking system. While those actions reassured many investors, volatility remained high as the one-year period drew to a close.

•             For the year ended October 31, 2008, all ten sectors within the Russell Mid-Cap Growth Index(1) (the “Index”) registered negative returns. The consumer staples sector was the best performing sector but still declined by more than 25% for the year. All of the other sectors had losses exceeding 40%, except for health care, which declined by nearly 30%. The most severe losses occurred in the utilities, industrials and consumer discretionary sectors. Market-leading industries during the year included thrifts & mortgage finance and food products. In contrast, consumer finance stocks in the Index lost nearly 95% of their value, while stocks in the industrial conglomerates and Internet & catalog retail industries also were among the Index’s worst performers.

Management Discussion

•             All stock market sectors experienced severe losses during the year ended October 31, 2008, and the Fund’s(2) performance reflected this difficult environment. During the year, the Fund’s performance lagged that of the Index and the Lipper Mid-Cap Growth Funds average primarily as a result of its holdings in the industrials, information technology and telecommunication services sectors.(1) In the industrials sector, electric equipment stocks declined, while communications equipment and Internet software stocks detracted in the information technology sector.

•             On the positive side, the Fund benefited from selections in the energy and consumer discretionary sectors, and from a significant underweighting of utility

Eaton Vance Tax-Managed Multi-cap Growth Fund
Total Return Performance 10/31/07 – 10/31/08

Fund - Class A(3)	-43.97%
Fund - Class B(3)	-44.36
Fund - Class C(3)	-44.33
Russell Mid-Cap Growth Index(1)	-42.65
S&P 500 Index(1)	-36.08
Lipper Mid-Cap Growth Funds Average(1)	-42.43

See pages 3-4 for more performance information, including after-tax returns.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Fund currently invests in a separate registered investment company, Tax-Managed Multi-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(3)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

1

stocks during a period in which this sector’s returns within the Index declined more than 50%. The Fund’s relative performance also benefited during the year ended October 31, 2008 from a positive contribution from the financials sector. Oil and gas selections, which were overweighted, outperformed in the energy sector, while the Fund’s retail selections had strong performance in the consumer discretionary sector.

Lipper Quintile Rankings(1)

By total return as of 10/31/08

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND CLASS A

LIPPER MID-CAP GROWTH FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	3rd	355 of 608 funds
3 Years	1st	22 of 529 funds
5 Years	2nd	100 of 422 funds

(1)

Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

Portfolio Composition

Top Ten Holdings(2)

By net assets

Gildan Activewear, Inc.	3.7%
NASDAQ OMX Group, Inc. (The)	3.6
Wells Fargo & Co.	3.2
SLM Corp.	3.0
Research In Motion, Ltd.	2.9
Genzyme Corp.	2.7
Equinix, Inc.	2.7
BE Aerospace, Inc.	2.5
MF Global, Ltd.	2.4
Annaly Capital Management, Inc.	2.4

(2)	Top Ten Holdings represented 29.1% of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

Sector Weightings(3)

By net assets

(3)	As a percentage of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell Mid-Cap Growth Index, an unmanaged index of mid-cap growth companies and the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell Mid-Cap Growth Index and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1) Share Class Symbol	Class A EACPX	Class B EBCPX	Class C ECCPX
Average Annual Total Returns (at net asset value)
One Year	-43.97%	-44.36%	-44.33%
Five Years	1.57	0.81	0.82
Life of Fund†	0.56	-0.27	-0.24

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-47.20%	-46.76%	-44.81%
Five Years	0.37	0.48	0.82
Life of Fund†	-0.16	-0.27	-0.24

†	Inception Dates – Class A: 6/30/00; Class B: 7/10/00; Class C: 7/10/00

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	1.44%	2.20%	2.19%

(2)	Source: Prospectus dated 3/1/08.

* Source: Lipper, Inc. Class A of the Fund commenced investment operations on June 30, 2000.

A $10,000 hypothetical investment on 7/10/00 (inception date) at net asset value in Class B shares and Class C shares would have been valued at $9,779 and $9,800, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-43.97%	1.57%	0.56%
Return After Taxes on Distributions	-45.52	0.88	0.15
Return After Taxes on Distributions and Sale of Fund Shares	-25.89	1.79	0.74

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-47.20%	0.37%	-0.16%
Return After Taxes on Distributions	-48.66	-0.30	-0.56
Return After Taxes on Distribution and Sale of Fund Shares	-28.14	0.76	0.13

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-44.36%	0.81%	-0.27%
Return After Taxes on Distributions	-45.88	0.14	-0.67
Return After Taxes on Distributions and Sale of Fund Shares	-26.06	1.17	0.05

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-46.76%	0.48%	-0.27%
Return After Taxes on Distributions	-48.28	-0.21	-0.67
Return After Taxes on Distributions and Sale of Fund Shares	-27.62	0.89	0.05

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-44.33%	0.82%	-0.24%
Return After Taxes on Distributions	-45.87	0.13	-0.65
Return After Taxes on Distributions and Sale of Fund Shares	-26.03	1.17	0.08

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-44.81	0.82%	-0.24%
Return After Taxes on Distributions	-46.35	0.13	-0.65
Return After Taxes on Distributions and Sale of Fund Shares	-26.34	1.17	0.08

Class A of the Fund commenced investment operations on 6/30/00. Class B and Class C of the Fund commenced investment operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Multi-Cap Growth Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$588.30	$5.47
Class B	$1,000.00	$586.30	$8.37
Class C	$1,000.00	$586.60	$8.42
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$6.95
Class B	$1,000.00	$1,014.60	$10.63
Class C	$1,000.00	$1,014.50	$10.68

* Expenses are equal to the Fund's annualized expense ratio of 1.37% for Class A shares, 2.10% for Class B shares and 2.11% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $94,405,513)	$84,913,169
Receivable for Fund shares sold	725,055
Total assets	$85,638,224
Liabilities
Payable for Fund shares redeemed	$403,446
Payable to affiliate for distribution and service fees	36,429
Payable to affiliate for administration fee	10,860
Accrued expenses	47,876
Total liabilities	$498,611
Net Assets	$85,139,613
Sources of Net Assets
Paid-in capital	$121,860,813
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(27,369,640)
Accumulated undistributed net investment income	140,784
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(9,492,344)
Total	$85,139,613
Class A Shares
Net Assets	$56,537,170
Shares Outstanding	6,473,536
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.73
Maximum Offering Price Per Share (100 ÷ 94.25 of $8.73)	$9.26
Class B Shares
Net Assets	$10,119,318
Shares Outstanding	1,245,853
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.12
Class C Shares
Net Assets	$18,483,125
Shares Outstanding	2,274,035
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.13

On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $19,258)	$749,300
Interest allocated from Portfolio	206,548
Securities lending income allocated from Portfolio, net	435,383
Expenses allocated from Portfolio	(805,160)
Net investment income from Portfolio	$586,071
Expenses
Administration fee	$159,857
Trustees' fees and expenses	1,018
Distribution and service fees Class A	155,446
Class B	175,061
Class C	268,865
Transfer and dividend disbursing agent fees	110,868
Registration fees	40,425
Custodian fee	30,464
Printing and postage	26,248
Legal and accounting services	21,388
Miscellaneous	11,924
Total expenses	$1,001,564
Net investment loss	$(415,493)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(27,512,350)
Foreign currency transactions	(2,246)
Net realized loss	$(27,514,596)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(38,895,017)
Net change in unrealized appreciation (depreciation)	$(38,895,017)
Net realized and unrealized loss	$(66,409,613)
Net decrease in net assets from operations	$(66,825,106)

See notes to financial statements
6

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income (loss)	$(415,493)	$815,790
Net realized gain (loss) from investment and foreign currency transactions	(27,514,596)	13,334,318
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(38,895,017)	13,077,678
Net increase (decrease) in net assets from operations	$(66,825,106)	$27,227,786
Distributions to shareholders — From net investment income Class A	$(606,256)	$—
Class B	(91,011)	—
Class C	(159,283)	—
From net realized gain Class A	(6,777,256)	(505,546)
Class B	(2,724,125)	(360,203)
Class C	(3,800,678)	(382,895)
Total distributions to shareholders	$(14,158,609)	$(1,248,644)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$73,631,304	$15,006,829
Class B	3,064,951	1,502,391
Class C	10,641,705	4,826,669
Net asset value of shares issued to shareholders in payment of distributions declared Class A	6,507,868	454,534
Class B	2,341,547	304,962
Class C	3,057,193	296,062
Cost of shares redeemed Class A	(23,768,797)	(4,426,455)
Class B	(3,092,542)	(4,227,231)
Class C	(5,129,189)	(2,428,086)
Net asset value of shares exchanged Class A	1,541,276	905,115
Class B	(1,541,276)	(905,115)
Net increase in net assets from Fund share transactions	$67,254,040	$11,309,675
Net increase (decrease) in net assets	$(13,729,675)	$37,288,817
Net Assets
At beginning of year	$98,869,288	$61,580,471
At end of year	$85,139,613	$98,869,288
Accumulated undistributed net investment income included in net assets
At end of year	$140,784	$823,958

See notes to financial statements
7

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007		2006	2005	2004
Net asset value — Beginning of year	$17.990	$12.750		$10.850	$10.060	$9.690
Income (loss) from operations
Net investment income (loss)(1)	$(0.010)	$0.217	(2)	$(0.019)	$(0.072)	$(0.083)
Net realized and unrealized gain (loss)	(6.853)	5.276		2.144	0.862	0.453
Total income (loss) from operations	$(6.863)	$5.493		$2.125	$0.790	$0.370
Less distributions
From net investment income	$(0.197)	$—		$—	$—	$—
From net realized gain	(2.200)	(0.253)		(0.225)	—	—
Total distributions	$(2.397)	$(0.253)		$(0.225)	$—	$—
Net asset value — End of year	$8.730	$17.990		$12.750	$10.850	$10.060
Total Return(3)	(43.97)%	43.76%		19.84%	7.85%	3.82%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$56,537	$49,517		$25,559	$21,998	$23,462
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.38%	1.43%		1.49%	1.55%	1.52%
Net investment income (loss)	(0.07)%	1.45	%(2)	(0.16)%	(0.67)%	(0.84)%
Portfolio Turnover of the Portfolio	283%	157%		181%	217%	239%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.265 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.31)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for each of the years ended October 31, 2006 and 2004).

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
8

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008	2007		2006	2005	2004
Net asset value — Beginning of year	$16.880	$12.070		$10.350	$9.680	$9.390
Income (loss) from operations
Net investment income (loss)(1)	$(0.111)	$0.120	(2)	$(0.096)	$(0.146)	$(0.153)
Net realized and unrealized gain (loss)	(6.375)	4.943		2.041	0.816	0.443
Total income (loss) from operations	$(6.486)	$5.063		$1.945	$0.670	$0.290
Less distributions
From net investment income	$(0.074)	$—		$—	$—	$—
From net realized gain	(2.200)	(0.253)		(0.225)	—	—
Total distributions	$(2.274)	$(0.253)		$(0.225)	$—	$—
Net asset value — End of year	$8.120	$16.880		$12.070	$10.350	$9.680
Total Return(3)	(44.36)%	42.64%		19.04%	6.92%	3.09%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$10,119	$20,815		$17,797	$18,653	$20,928
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.13%	2.19%		2.24%	2.30%	2.27%
Net investment income (loss)	(0.84)%	0.86	%(2)	(0.85)%	(1.42)%	(1.60)%
Portfolio Turnover of the Portfolio	283%	157%		181%	217%	239%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.263 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.02)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for each of the years ended October 31, 2006 and 2004).

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
9

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008	2007		2006	2005	2004
Net asset value — Beginning of year	$16.910	$12.090		$10.370	$9.700	$9.410
Income (loss) from operations
Net investment income (loss)(1)	$(0.109)	$0.111	(2)	$(0.100)	$(0.146)	$(0.151)
Net realized and unrealized gain (loss)	(6.379)	4.962		2.045	0.816	0.441
Total income (loss) from operations	$(6.488)	$5.073		$1.945	$0.670	$0.290
Less distributions
From net investment income	$(0.092)	$—		$—	$—	$—
From net realized gain	(2.200)	(0.253)		(0.225)	—	—
Total distributions	$(2.292)	$(0.253)		$(0.225)	$—	$—
Net asset value — End of year	$8.130	$16.910		$12.090	$10.370	$9.700
Total Return(3)	(44.33)%	42.65%		19.01%	6.91%	3.08%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,483	$28,537		$18,224	$17,058	$18,373
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.13%	2.18%		2.24%	2.30%	2.27%
Net investment income (loss)	(0.83)%	0.79	%(2)	(0.89)%	(1.42)%	(1.57)%
Portfolio Turnover of the Portfolio	283%	157%		181%	217%	239%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.260 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.05)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for each of the years ended October 31, 2006 and 2004).

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
10

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (60.4% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $23,990,714 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal

11

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$5,310,190	$—
Long-term capital gains	$8,848,419	$1,248,644

During the year ended October 31, 2008, accumulated net realized loss was decreased by $230,690, accumulated undistributed net investment income was increased by $588,869, and paid-in capital was decreased by $819,559 due to differences between book and tax accounting, primarily for foreign currency gain (loss), net operating losses, investments in passive foreign investment companies (PFICs), return of capital distributions from securities and due to the Fund's use of equalization accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$72,571
Capital loss carryforward	$(23,990,714)
Net unrealized depreciation	$(12,803,057)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $159,857. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $7,319 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $49,925 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act.

12

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $155,446 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $131,296 and $201,649 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $600,000 and $1,561,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $43,765 and $67,216 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $2,000, $10,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $87,002,684 and $34,889,775, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	5,089,553	955,035
Issued to shareholders electing to receive payments of distributions in Fund shares	419,863	33,895
Redemptions	(1,900,703)	(302,334)
Exchange from Class B shares	112,178	61,431
Net increase	3,720,891	748,027

13

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2008	2007
Sales	228,869	100,763
Issued to shareholders electing to receive payments of distributions in Fund shares	161,375	24,070
Redemptions	(257,295)	(301,178)
Exchange to Class A shares	(120,215)	(65,166)
Net increase (decrease)	12,734	(241,511)
	Year Ended October 31,
Class C	2008	2007
Sales	803,697	327,367
Issued to shareholders electing to receive payments of distributions in Fund shares	210,551	23,330
Redemptions	(427,672)	(170,576)
Net increase	586,576	180,121

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance
Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

15

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and capital gain dividends.

Qualified Dividend Income — The Fund designates $599,193 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gain Dividends — The Fund designates $8,848,883 as a capital gain dividend.

16

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.5%
Security	Shares	Value
Aerospace & Defense — 4.1%
BE Aerospace, Inc.(1)	269,000	$3,462,030
Goodrich Corp.	21,000	767,760
Precision Castparts Corp.	24,000	1,555,440
		$5,785,230
Airlines — 1.5%
AMR Corp.(1)	142,000	$1,449,820
UAL Corp.(2)	45,000	655,200
		$2,105,020
Beverages — 1.4%
Central European Distribution Corp.(1)	10,365	$298,408
Heckmann Corp.(1)(2)	231,000	1,727,880
		$2,026,288
Biotechnology — 2.7%
Genzyme Corp.(1)	52,848	$3,851,562
		$3,851,562
Capital Markets — 5.6%
Aberdeen Asset Management PLC	70,620	$106,648
Goldman Sachs Group, Inc.	13,100	1,211,750
MF Global, Ltd.(1)(2)	852,000	3,322,800
Morgan Stanley	183,000	3,197,010
		$7,838,208
Chemicals — 9.7%
Innophos Holdings, Inc.	76,760	$2,053,330
Lubrizol Corp.	63,000	2,367,540
Monsanto Co.	12,479	1,110,381
NewMarket Corp.	53,000	1,997,570
Potash Corp. of Saskatchewan, Inc.	37,493	3,196,653
Syngenta AG	9,300	1,738,479
Zoltek Cos., Inc.(1)(2)	103,000	1,214,370
		$13,678,323

Security	Shares	Value
Commercial Banks — 3.2%
Banco Itau Holding Financiera SA ADR	1	$6
KeyCorp	500	6,115
Wells Fargo & Co.	132,000	4,494,600
		$4,500,721
Communications Equipment — 5.0%
Nortel Networks Corp.(1)	1,000	$1,250
Polycom, Inc.(1)	81,000	1,701,810
Research In Motion, Ltd.(1)	81,245	4,097,185
Riverbed Technology, Inc.(1)	93,235	1,168,235
		$6,968,480
Computers & Peripherals — 1.9%
Apple, Inc.(1)	24,500	$2,635,955
Synaptics, Inc.(1)	150	4,633
		$2,640,588
Construction & Engineering — 3.7%
Chicago Bridge & Iron Co. NV	256,000	$3,171,840
KBR, Inc.	140,000	2,077,600
		$5,249,440
Consumer Finance — 3.0%
SLM Corp.(1)(2)	400,173	$4,269,846
		$4,269,846
Diversified Consumer Services — 1.9%
Capella Education Co.(1)	100	$4,740
H&R Block, Inc.	133,000	2,622,760
		$2,627,500
Diversified Financial Services — 3.6%
IntercontinentalExchange, Inc.(1)	100	$8,556
KKR Financial Holdings LLC	100	386
NASDAQ OMX Group, Inc. (The)(1)(2)	157,000	5,096,220
		$5,105,162
Diversified Telecommunication Services — 0.0%
Maxcom Telecomunicaciones SAB de CV ADR(1)	39	$167
		$167

See notes to financial statements
17

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electrical Equipment — 2.1%
Energy Conversion Devices, Inc.(1)(2)	33,000	$1,126,620
GrafTech International, Ltd.(1)	154,198	1,250,546
Vestas Wind Systems A/S(1)	14,833	607,561
		$2,984,727
Electronic Equipment, Instruments & Components — 0.0%
IPG Photonics Corp.(1)	100	$1,420
		$1,420
Energy Equipment & Services — 1.9%
Pride International, Inc.(1)	138,176	$2,596,327
		$2,596,327
Food & Staples Retailing — 0.0%
Shoppers Drug Mart Corp.	64	$2,464
		$2,464
Health Care Equipment & Supplies — 2.5%
American Medical Systems Holdings, Inc.(1)	77,000	$833,140
Kinetic Concepts, Inc.(1)(2)	18,493	447,716
Thoratec Corp.(1)	88,625	2,181,947
		$3,462,803
Health Care Providers & Services — 1.4%
Catalyst Health Solutions, Inc.(1)	100	$1,687
DaVita, Inc.(1)	22,000	1,248,500
Henry Schein, Inc.(1)	1,000	46,810
WellCare Health Plans, Inc.(1)	30,000	725,100
		$2,022,097
Hotels, Restaurants & Leisure — 0.0%
Starbucks Corp.(1)	500	$6,565
		$6,565
Household Durables — 1.0%
Desarrolladora Homex SA de CV, ADR(1)(2)	62,000	$1,443,360
Standard Pacific Corp.(1)	100	285
		$1,443,645

Security	Shares	Value
Industrial Conglomerates — 0.0%
McDermott International, Inc.(1)	200	$3,426
		$3,426
Insurance — 2.8%
Admiral Group PLC	42,000	$622,623
Fairfax Financial Holdings, Ltd.	2,600	729,326
Fidelity National Financial, Inc., Class A	141,765	1,277,303
MetLife, Inc.	40,000	1,328,800
Progressive Corp.	400	5,708
		$3,963,760
Internet & Catalog Retail — 1.0%
HSN, Inc.(1)	100	$615
Priceline.com, Inc.(1)(2)	26,750	1,407,852
		$1,408,467
Internet Software & Services — 3.0%
Absolute Software Corp.(1)	89,449	$289,431
Ariba, Inc.(1)	1,000	10,700
DealerTrack Holdings, Inc.(1)	1,000	10,730
Equinix, Inc.(1)(2)	60,000	3,745,200
Move, Inc.(1)	1,013	1,702
Switch & Data Facilities Co.(1)	9,666	91,054
		$4,148,817
IT Services — 6.4%
Cognizant Technology Solutions Corp.(1)	160,000	$3,072,000
MasterCard, Inc., Class A(2)	20,000	2,956,400
Satyam Computer Services, Ltd. ADR(2)	184,000	2,894,320
TeleTech Holdings, Inc.(1)	1,000	9,040
WNS Holdings, Ltd. ADR(1)	52	463
		$8,932,223
Machinery — 0.6%
Energy Recovery, Inc.(1)	100	$580
Titan International, Inc.	69,375	801,975
		$802,555

See notes to financial statements
18

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Media — 1.8%
Central European Media Enterprises, Ltd., Class A(1)	29,096	$777,154
CTC Media, Inc.(1)	66,794	494,276
DISH Network Corp., Class A(1)	81,000	1,274,940
		$2,546,370
Metals & Mining — 0.2%
Centerra Gold, Inc.(1)	1,000	$871
Consolidated Thompson Iron Mines, Ltd.(1)	137,522	222,491
Schnitzer Steel Industries, Inc.(2)	500	13,465
Silver Wheaton Corp.(1)	1,000	3,600
Western Copper Corp.(1)	110,000	27,379
		$267,806
Multiline Retail — 3.6%
Big Lots, Inc.(1)(2)	87,000	$2,125,410
Dollar Tree, Inc.(1)	78,000	2,965,560
		$5,090,970
Oil, Gas & Consumable Fuels — 4.3%
Bill Barrett Corp.(1)(2)	62,000	$1,264,800
Centennial Coal Co., Ltd.	2,000	4,703
Continental Resources, Inc.(1)(2)	1,000	32,390
Goodrich Petroleum Corp.(1)(2)	72,848	2,022,260
Patriot Coal Corp.(1)	500	7,915
Petrohawk Energy Corp.(1)	137,000	2,596,150
Petroleo Brasileiro S.A. ADR	1,000	26,890
W&T Offshore, Inc.	1,000	19,170
		$5,974,278
Personal Products — 0.0%
Bare Escentuals, Inc.(1)(2)	1,000	$4,180
Herbalife, Ltd.	86	2,101
		$6,281
Pharmaceuticals — 0.4%
Abbott Laboratories	100	$5,515
Perrigo Co.	14,000	476,000
		$481,515
Professional Services — 0.5%
CoStar Group, Inc.(1)(2)	21,000	$756,420
		$756,420

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 2.3%
Annaly Capital Management, Inc.	234,123	$3,254,310
		$3,254,310
Semiconductors & Semiconductor Equipment — 1.4%
Atheros Communications, Inc.(1)	37,000	$664,890
Cavium Networks, Inc.(1)	100	1,274
MEMC Electronic Materials, Inc.(1)	100	1,838
NVIDIA Corp.(1)	500	4,380
Renesola, Ltd.(1)(2)	418,704	1,311,283
		$1,983,665
Software — 0.6%
Check Point Software Technologies, Ltd.(1)	39,000	$788,580
		$788,580
Specialty Retail — 3.8%
Advance Auto Parts, Inc.	82,085	$2,561,052
CarMax, Inc.(1)	500	5,310
GameStop Corp., Class A(1)	50,000	1,369,500
Tiffany & Co.	49,000	1,345,050
		$5,280,912
Textiles, Apparel & Luxury Goods — 3.7%
Gildan Activewear, Inc.(1)(2)	221,600	$5,176,576
		$5,176,576
Thrifts & Mortgage Finance — 0.0%
BankUnited Financial Corp., Class A	94	$44
		$44
Trading Companies & Distributors — 0.0%
WESCO International, Inc.(1)	1,000	$19,880
		$19,880
Water Utilities — 1.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR(2)	113,240	$2,604,520
		$2,604,520

See notes to financial statements
19

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 0.0%
Philippine Long Distance Telephone Co. ADR	1,000	$40,900
		$40,900
Total Common Stocks (identified cost $144,778,406)		$132,698,858
Investment Funds — 0.0%
Security	Shares	Value
Capital Markets — 0.0%
India Fund, Inc.	1,000	$20,350
SPDR Trust Series 1	100	9,694
		$30,044
Total Investment Funds (identified cost $48,140)		$30,044
Short-Term Investments — 33.9%
Description	Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 3.45%(3)(4)	$33,473	$33,472,659
Cash Management Portfolio, 1.90%(4)	14,139	14,138,874
Total Short-Term Investments (identified cost $47,793,009)		$47,611,533
Total Investments — 128.4% (identified cost $192,619,555)		$180,340,435
Other Assets, Less Liabilities — (28.4)%		$(39,830,883)
Net Assets — 100.0%		$140,509,552

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at October 31, 2008.

(3)  The investment in Eaton Vance Cash Collateral Fund, LLC includes the value of invested cash collateral received for securities on loan at October 31, 2008. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities plus realized and unrealized losses, if any, on the amount invested. At October 31, 2008, the investment in Eaton Vance Cash Collateral Fund, LLC also includes $136,521 of cash collateral received on security loans that were terminated with the counterparty, for which the repayment obligations were settled by the Portfolio using other available cash.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
20

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value including $32,087,517 of securities on loan (identified cost, $144,826,546)	$132,728,902
Affiliated investments, at value (identified cost, $47,793,009)	47,611,533
Receivable for investments sold	1,844,117
Dividends and interest receivable	78,565
Interest receivable from affiliated investments	34,567
Securities lending income receivable	144,702
Total assets	$182,442,386
Liabilities
Collateral for securities loaned	$33,740,571
Payable for investments purchased	8,030,404
Payable to affiliate for investment adviser fee	69,992
Payable to affiliate for Trustees' fees	633
Accrued expenses	91,234
Total liabilities	$41,932,834
Net Assets applicable to investors' interest in Portfolio	$140,509,552
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$152,788,672
Net unrealized depreciation (computed on the basis of identified cost)	(12,279,120)
Total	$140,509,552

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $34,982)	$1,414,148
Interest	183
Securities lending income, net	808,581
Interest income allocated from affiliated investments	391,740
Expenses allocated from affiliated investment	(56,407)
Total investment income	$2,558,245
Expenses
Investment adviser fee	$1,257,717
Trustees' fees and expenses	10,105
Custodian fee	150,524
Legal and accounting services	36,425
Miscellaneous	11,782
Total expenses	$1,466,553
Net investment income	$1,091,692
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(31,580,493)
Investment transactions allocated from affiliated investment	(222,957)
Foreign currency transactions	(10,182)
Net realized loss	$(31,813,632)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(79,993,225)
Net change in unrealized appreciation (depreciation)	$(79,993,225)
Net realized and unrealized loss	$(111,806,857)
Net decrease in net assets from operations	$(110,715,165)

See notes to financial statements
21

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$1,091,692	$3,943,925
Net realized gain (loss) from investment and foreign currency transactions	(31,813,632)	32,232,884
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(79,993,225)	29,932,482
Net increase (decrease) in net assets from operations	$(110,715,165)	$66,109,291
Capital transactions — Contributions	$87,002,684	$21,049,018
Withdrawals	(54,709,084)	(18,789,888)
Net increase in net assets from capital transactions	$32,293,600	$2,259,130
Net increase (decrease) in net assets	$(78,421,565)	$68,368,421
Net Assets
At beginning of year	$218,931,117	$150,562,696
At end of year	$140,509,552	$218,931,117

See notes to financial statements
22

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007		2006	2005	2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)(2)	0.76%	0.72%		0.76%	0.77%	0.76%
Net investment income (loss)	0.54%	2.24	%(3)	0.59%	0.10%	(0.06)%
Portfolio Turnover	283%	157%		181%	217%	239%
Total Return	(43.60)%	44.75%		20.69%	8.71%	4.60%
Net assets, end of year (000's omitted)	$140,510	$218,931		$150,563	$135,774	$108,894

(1)  The investment adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for each of the years ended October 31, 2006 and 2004).

(2)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)  Includes special dividends equal to 1.85% of average daily net assets.

See notes to financial statements
23

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 60.4% and 39.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At October 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since

24

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at the annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $1,311,402 of which $53,685 was allocated from Cash Management and $1,257,717 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $590,987,584 and $547,101,376, respectively, for the year ended October 31, 2008.

25

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$195,851,200
Gross unrealized appreciation	$5,645,718
Gross unrealized depreciation	(21,156,483)
Net unrealized depreciation	$(15,510,765)

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $810,960 for the year ended October 31, 2008. At October 31, 2008, the value of the securities loaned and the value of the collateral received amounted to $32,087,517 and $33,740,571, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

26

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

27

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Tax-Managed Multi-Cap Growth Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Multi-Cap Growth Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	8,260,726	72,649
Thomas E. Faust Jr.	8,327,372	96,003
Allen R. Freedman	8,236,381	96,994
William H. Park	8,257,481	75,894
Ronald A. Pearlman	8,256,947	76,428
Helen Frame Peters	8,256,718	76,657
Heidi L. Steiger	8,256,156	77,219
Lynn A. Stout	8,256,504	76,871
Ralph F. Verni	8,253,464	79,992

Each nominee was also elected a Trustee of the Portfolio.

Tax-Managed Multi-Cap Growth Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

28

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

29

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Multi-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Multi-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

30

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

32

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

34

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Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Multi-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

824-12/08  TMCAPSRC

Annual Report October 31, 2008

EATON VANCE
TAX-MANAGED
SMALL-CAP
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission ("the SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions

Nancy Tooke, CFA,
Portfolio Manager

•                  The stock market moved dramatically lower during the year that ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007 as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks were faced with enormous write-offs from bad real estate loans, losses that severely impaired their overall lending capacity. As the market declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July 2008 and pinched consumers even more. The failure of Lehman Brothers in September 2008 and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. In late September 2008, in an effort to jump-start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. Congress’s initial rejection of the plan sent the market into a near-freefall. A revised version of the measure was subsequently approved by Congress, and was followed by a coordinated effort by the world’s central banks to inject liquidity into the global banking system. While those actions reassured many investors, volatility remained high as the one-year period drew to a close.

•                  For the year ended October 31, 2008, all ten sectors within the S&P SmallCap 600 Index registered negative returns. The utilities sector was, by far, the best performing sector, posting a small loss for the year. Consumer staples was also able to somewhat limit its losses for the year. The telecommunications services, consumer discretionary, information technology, energy, industrials and financial sectors all suffered severe declines. Market-leading industries during the year included pharmaceuticals, gas utilities and food staples, which were among a handful of industries to post positive returns. In contrast, automobiles, metals and mining, diversified telecommunications, textiles and real estate management were the year’s worst performing industries.(1)

Management Discussion

•                  Effective September 1, 2008, the Fund(2) changed its name to Eaton Vance Tax-Managed Small-Cap Fund.

•                  The Fund slightly underperformed its benchmark – the S&P SmallCap 600 Index – for the year ended October 31, 2008.(1) In a period of extraordinary market volatility, a weaker economy and growing concern over global financial stability, the Fund was hurt by investors’ shift away from small-cap stocks and into established, large-cap companies.

•                  The Fund’s industrials sector investments detracted most significantly from performance. Although some of these companies were able to register continuing earnings growth, the stocks performed poorly due to a deteriorating economic outlook. Machinery manufacturers were a prime example, as the weaker economy raised concerns about demand for industrial, mining and transportation equipment. Railroads also performed badly, as the slower economy resulted in lower freightloads.

•                  An overweighting in the energy sector was a drag on performance, with energy equipment and services companies notably weak. Engineering and construction companies specializing in energy projects lost

Eaton Vance Tax-Managed Small-Cap Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(3)	-34.70%
Class B(3)	-35.12
Class C(3)	-35.17
S&P SmallCap 600 Index(1)	-32.44
Russell 2000 Index(1)	-34.16
Lipper Small-Cap Growth Funds Average(1)	-42.01

See pages 3 and 4 for more performance information, including after-tax returns.

(1)       It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)       The Fund currently invests in a separate registered investment company, Tax-Managed Small-Cap Portfolio (formerly Tax-Managed Small-Cap Growth Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(3)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

ground, as customers scaled back their near-term capital spending plans. A manufacturer of equipment and systems used in offshore drilling declined sharply, as some major projects were disrupted by a busy hurricane season.

•                  The Fund remained significantly underweighted in the troubled financial sector, where the Fund’s investments turned in a mixed performance. Commercial banks fared poorly amid still-rising loan loss provisions, while asset managers suffered from a sharp decline in equity assets under management following the stock market decline. On a more positive note, the Fund’s insurance investments benefited from takeover activity, while diversified financial companies were less severely impacted by the credit crisis.

•                  The Fund’s performance for the year ended October 31, 2008 was helped by an underweighting in the consumer discretionary sector, where media and luxury goods investments turned in especially weak performances. However, the sector also featured some of the Fund’s best performers. The Fund’s investments in discount retailers performed well, including a company that specializes in selling closeout merchandize and excess inventories. While not entirely immune from the softening retail trends, these companies’ sales volumes held up better than more economically-sensitive mass market retailers.

•                  The Fund’s performance was helped by stock selection in the consumer staples sector. Sales of food, beverages and household and consumer product companies, whose products represent non-discretionary purchases, withstood the twin hurdles of rising energy prices and plunging home values. Investments in household product companies also performed well, as the companies’ revenue growth was boosted by pricing flexibility and new product introductions. Other consumer staples investments benefited from an exposure to expanding foreign markets, reflecting a growing consumer appetite in emerging economies for products like premium brand beverages and nutritional supplements.

Portfolio Composition

Top Ten Holdings(1)

By net assets

Chattem, Inc.	2.4%
Gildan Activewear, Inc.	2.3
Church & Dwight Co., Inc.	2.2
Perrigo Co.	2.1
Cullen/Frost Bankers, Inc.	2.1
Ralcorp Holdings, Inc.	2.1
Dollar Tree, Inc.	2.0
FLIR Systems, Inc.	1.8
Verigy, Ltd.	1.8
Landstar System, Inc.	1.8

(1)          Top Ten Holdings represented 20.6% of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

Sector Weightings(2)

By net assets

(2)          As a percentage of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks traded in the U.S., and the Russell 2000 Index, a market capitalization weighted index of 2,000 small company stocks The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index and the Russell 2000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)

	Class A	Class B	Class C
Share Class Symbol	ETMGX	EMMGX	ECMGX
Average Annual Total Returns (at net asset value)
One Year	-34.70%	-35.12%	-35.17%
Five Years	1.82%	1.08%	1.07%
Ten Years	1.09%	0.33%	0.31%
Life of Fund†	0.47%	-0.27%	-0.31%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-38.43%	-38.36%	-35.82%
Five Years	0.62%	0.70%	1.07%
Ten Years	0.49%	0.33%	0.31%
Life of Fund†	-0.06%	-0.27%	-0.31%

†Inception Dates – Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual

Operating Expenses(2)

	Class A	Class B	Class C
Expense Ratio	1.34%	2.09%	2.09%

(2) Source: Prospectus dated 3/1/08.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed Small-Cap Fund Class A vs. the S&P SmallCap 600 Index and the Russell 2000 Index*

October 31, 1998 – October 31, 2008

* Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/25/97. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/98 would have been valued at $10,330 and $10,310, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

FUND PERFORMANCE

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-34.70%	1.82%	1.09%
Return After Taxes on Distributions	-34.70%	1.82%	1.09%
Return After Taxes on Distributions and Sale of Fund Shares	-22.55%	1.56%	0.93%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-38.43%	0.62%	0.49%
Return After Taxes on Distributions	-38.43%	0.62%	0.49%
Return After Taxes on Distributions and Sale of Fund shares	-24.98%	0.53%	0.42%

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-35.12%	1.08%	0.33%
Return After Taxes on Distributions	-35.12%	1.08%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	-22.83%	0.93%	0.28%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-38.36%	0.70%	0.33%
Return After Taxes on Distributions	-38.36%	0.70%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	-24.93%	0.60%	0.28%

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-35.17%	1.07%	0.31%
Return After Taxes on Distributions	-35.17%	1.07%	0.31%
Return After Taxes on Distributions and Sale of Fund Shares	-22.86%	0.91%	0.26%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-35.82%	1.07%	0.31%
Return After Taxes on Distributions	-35.82%	1.07%	0.31%
Return After Taxes on Distributions and Sale of Fund Shares	-23.28%	0.91%	0.26%

Class A of the Fund commenced investment operations on 9/25/97, and Class B and Class C of the Fund commenced investment operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

FUND EXPENSES

Example:  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$679.60	$5.07
Class B	$1,000.00	$677.80	$7.97
Class C	$1,000.00	$677.40	$8.14
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.09
Class B	$1,000.00	$1,015.60	$9.58
Class C	$1,000.00	$1,015.40	$9.78

* Expenses are equal to the Fund's annualized expense ratio of 1.20% for Class A shares, 1.89% for Class B shares and 1.93% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $150,746,606)	$114,894,358
Receivable for Fund shares sold	1,860,574
Total assets	$116,754,932
Liabilities
Payable for Fund shares redeemed	$376,545
Payable to affiliate for distribution and service fees	49,234
Accrued expenses	71,059
Total liabilities	$496,838
Net Assets	$116,258,094
Sources of Net Assets
Paid-in capital	$249,380,863
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(97,270,521)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(35,852,248)
Total	$116,258,094
Class A Shares
Net Assets	$80,868,133
Shares Outstanding	7,669,804
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.54
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.54)	$11.18
Class B Shares
Net Assets	$12,352,473
Shares Outstanding	1,273,177
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.70
Class C Shares
Net Assets	$23,037,488
Shares Outstanding	2,384,167
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.66
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $3,004)	$438,182
Interest allocated from Portfolio	170,464
Expenses allocated from Portfolio	(957,489)
Net investment loss from Portfolio	$(348,843)
Expenses
Trustees' fees and expenses	$1,485
Distribution and service fees Class A	189,093
Class B	255,413
Class C	291,213
Transfer and dividend disbursing agent fees	218,467
Printing and postage	41,076
Registration fees	39,276
Legal and accounting services	26,382
Custodian fee	26,090
Miscellaneous	12,692
Total expenses	$1,101,187
Net investment loss	$(1,450,030)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,205,383
Foreign currency transactions	2,673
Net realized gain	$3,208,056
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(66,399,130)
Net change in unrealized appreciation (depreciation)	$(66,399,130)
Net realized and unrealized loss	$(63,191,074)
Net decrease in net assets from operations	$(64,641,104)

See notes to financial statements
6

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment loss	$(1,450,030)	$(1,521,019)
Net realized gain from investment and foreign currency transactions	3,208,056	14,366,935
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(66,399,130)	17,930,513
Net increase (decrease) in net assets from operations	$(64,641,104)	$30,776,429
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$73,684,612	$7,251,380
Class B	1,203,596	623,643
Class C	10,441,118	3,430,081
Cost of shares redeemed Class A	(26,016,142)	(10,620,119)
Class B	(5,497,834)	(9,211,666)
Class C	(6,125,683)	(5,669,347)
Net asset value of shares exchanged Class A	11,907,223	7,697,320
Class B	(11,907,223)	(7,697,320)
Net increase (decrease) in net assets from Fund share transactions	$47,689,667	$(14,196,028)
Net increase (decrease) in net assets	$(16,951,437)	$16,580,401
Net Assets
At beginning of year	$133,209,531	$116,629,130
At end of year	$116,258,094	$133,209,531

See notes to financial statements
7

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007	2006		2005		2004
Net asset value — Beginning of year	$16.140	$12.520	$10.300		$9.470		$9.630
Income (loss) from operations
Net investment loss(1)	$(0.120)	$(0.117)	$(0.073)		$(0.105)		$(0.107)
Net realized and unrealized gain (loss)	(5.480)	3.737	2.293		0.935		(0.053)
Total income (loss) from operations	$(5.600)	$3.620	$2.220		$0.830		$(0.160)
Net asset value — End of year	$10.540	$16.140	$12.520		$10.300		$9.470
Total Return(2)	(34.70)%	28.91%	21.55%		8.76%		(1.66	)%(3)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$80,868	$65,185	$46,895		$24,855		$30,172
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.27%	1.34%	1.41	%(6)	1.44	%(6)	1.37%
Net investment loss	(0.80)%	(0.82)%	(0.63)%		(1.04)%		(1.12)%
Portfolio Turnover of the Portfolio	93%	78%	99%		223%		282%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

See notes to financial statements
8

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008	2007	2006		2005		2004
Net asset value — Beginning of year	$14.950	$11.690	$9.680		$8.980		$9.190
Income (loss) from operations
Net investment loss(1)	$(0.216)	$(0.205)	$(0.152)		$(0.170)		$(0.170)
Net realized and unrealized gain (loss)	(5.034)	3.465	2.162		0.870		(0.040)
Total income (loss) from operations	$(5.250)	$3.260	$2.010		$0.700		$(0.210)
Net asset value — End of year	$9.700	$14.950	$11.690		$9.680		$8.980
Total Return(2)	(35.12)%	27.89%	20.76%		7.80%		(2.28	)%(3)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$12,352	$36,554	$43,053		$47,222		$62,553
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.02%	2.09%	2.16	%(6)	2.19	%(6)	2.12%
Net investment loss	(1.55)%	(1.56)%	(1.40)%		(1.79)%		(1.87)%
Portfolio Turnover of the Portfolio	93%	78%	99%		223%		282%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

See notes to financial statements
9

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008	2007	2006		2005		2004
Net asset value — Beginning of year	$14.900	$11.650	$9.650		$8.940		$9.160
Income (loss) from operations
Net investment loss(1)	$(0.215)	$(0.206)	$(0.150)		$(0.170)		$(0.170)
Net realized and unrealized gain (loss)	(5.025)	3.456	2.150		0.880		(0.050)
Total income (loss) from operations	$(5.240)	$3.250	$2.000		$0.710		$(0.220)
Net asset value — End of year	$9.660	$14.900	$11.650		$9.650		$8.940
Total Return(2)	(35.17)%	27.90%	20.72%		7.94%		(2.40	)%(3)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$23,037	$31,471	$26,681		$18,341		$25,282
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.02%	2.09%	2.16	%(6)	2.19	%(6)	2.12%
Net investment loss	(1.55)%	(1.57)%	(1.38)%		(1.79)%		(1.87)%
Portfolio Turnover of the Portfolio	93%	78%	99%		223%		282%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

See notes to financial statements
10

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Growth Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Growth Portfolio) (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (73.1% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $99,531,880 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($43,586,142) and October 31, 2010 ($55,945,738). During the year ended October 31, 2008, a capital loss carryforward of $3,660,880 was utilized to offset net realized gains by the Fund.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be

11

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2008, accumulated net realized loss was increased by $2,665, accumulated net investment loss was decreased by $1,450,030, and paid-in capital was decreased by $1,447,365 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(99,531,880)
Net unrealized depreciation	$(33,590,889)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for partnership allocations and wash sales.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $15,057 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $29,977 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $189,093 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C

12

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $191,560 and $218,410 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,709,300 and $11,076,800, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $63,853 and $72,803 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $800, $20,300 and $8,100 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $83,520,780 and $38,570,391, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	4,818,451	502,180
Redemptions	(1,974,673)	(746,269)
Exchange from Class B shares	786,797	538,163
Net increase	3,630,575	294,074
	Year Ended October 31,
Class B	2008	2007
Sales	83,828	46,544
Redemptions	(402,480)	(706,301)
Exchange to Class A shares	(852,798)	(578,610)
Net decrease	(1,171,450)	(1,238,367)
	Year Ended October 31,
Class C	2008	2007
Sales	745,999	255,373
Redemptions	(474,322)	(433,923)
Net increase (decrease)	271,677	(178,550)

13

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

9  Name Change

Effective September 1, 2008, the name of Eaton Vance Tax-Managed Small-Cap Fund was changed from Eaton Vance Tax-Managed Small-Cap Growth Fund.

14

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Tax-Managed Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (formerly Eaton Vance Tax-Managed Small-Cap Growth Fund)(the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

15

Tax-Managed Small-Cap Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.7%
Security	Shares	Value
Aerospace & Defense — 3.0%
Alliant Techsystems, Inc.(1)	34,100	$2,809,840
Ceradyne, Inc.(1)	78,800	1,851,800
		$4,661,640
Capital Markets — 2.9%
Affiliated Managers Group, Inc.(1)	38,390	$1,780,528
Greenhill & Co., Inc.	6,120	403,736
Lazard, Ltd., Class A	80,840	2,438,943
		$4,623,207
Chemicals — 2.3%
Albemarle Corp.	85,980	$2,093,613
Zoltek Cos., Inc.(1)	123,930	1,461,135
		$3,554,748
Commercial Banks — 2.1%
Cullen/Frost Bankers, Inc.	59,155	$3,310,905
		$3,310,905
Commercial Services & Supplies — 2.3%
Clean Harbors, Inc.(1)	34,670	$2,273,312
FTI Consulting, Inc.(1)	21,850	1,272,762
		$3,546,074
Communications Equipment — 1.7%
Comtech Telecommunications Corp.(1)	55,890	$2,706,194
		$2,706,194
Computers & Peripherals — 1.6%
Stratasys, Inc.(1)	209,045	$2,525,264
		$2,525,264
Construction & Engineering — 2.3%
Foster Wheeler, Ltd.(1)	83,950	$2,300,230
Granite Construction, Inc.	38,130	1,360,097
		$3,660,327

Security	Shares	Value
Distributors — 1.5%
LKQ Corp.(1)	204,990	$2,345,086
		$2,345,086
Electrical Equipment — 2.8%
Baldor Electric Co.	116,550	$2,046,618
Energy Conversion Devices, Inc.(1)	39,360	1,343,750
Sunpower Corp., Class B(1)	35,257	1,043,960
		$4,434,328
Electronic Equipment, Instruments & Components — 3.2%
FLIR Systems, Inc.(1)	90,330	$2,899,593
National Instruments Corp.	86,200	2,189,480
		$5,089,073
Energy Equipment & Services — 5.2%
CARBO Ceramics, Inc.	31,860	$1,378,582
Hornbeck Offshore Services, Inc.(1)	59,275	1,410,745
ION Geophysical Corp.(1)	274,380	1,799,933
NATCO Group, Inc., Class A(1)	79,485	1,680,313
Willbros Group, Inc.(1)	124,331	1,925,887
		$8,195,460
Food Products — 2.1%
Ralcorp Holdings, Inc.(1)	48,780	$3,301,430
		$3,301,430
Health Care Equipment & Supplies — 8.1%
Analogic Corp.	62,425	$2,756,688
IDEXX Laboratories, Inc.(1)	38,820	1,366,076
Immucor, Inc.(1)	31,560	837,918
ResMed, Inc.(1)	76,575	2,623,459
West Pharmaceutical Services, Inc.	68,720	2,743,302
Wright Medical Group, Inc.(1)	103,830	2,406,779
		$12,734,222
Health Care Providers & Services — 1.3%
VCA Antech, Inc.(1)	111,770	$2,023,037
		$2,023,037

See notes to financial statements
16

Tax-Managed Small-Cap Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.6%
Scientific Games Corp., Class A(1)	139,670	$2,514,060
		$2,514,060
Household Products — 2.2%
Church & Dwight Co., Inc.	57,440	$3,394,130
		$3,394,130
Insurance — 2.4%
Hanover Insurance Group (The), Inc.	33,990	$1,334,107
Markel Corp.(1)	6,730	2,361,153
		$3,695,260
IT Services — 1.6%
Euronet Worldwide, Inc.(1)	205,420	$2,448,606
		$2,448,606
Life Sciences Tools & Services — 0.7%
Bruker BioSciences Corp.(1)	275,000	$1,124,750
		$1,124,750
Machinery — 2.2%
Bucyrus International, Inc., Class A	77,230	$1,863,560
Titan International, Inc.	137,435	1,588,749
		$3,452,309
Media — 0.8%
Dolan Media Co.(1)	289,005	$1,184,921
		$1,184,921
Metals & Mining — 1.0%
Cliffs Natural Resources, Inc.	55,960	$1,510,360
		$1,510,360
Multiline Retail — 3.6%
Big Lots, Inc.(1)	101,140	$2,470,850
Dollar Tree, Inc.(1)	83,550	3,176,571
		$5,647,421
Oil, Gas & Consumable Fuels — 9.7%
Berry Petroleum Co., Class A	44,770	$1,043,141
Forest Oil Corp.(1)	50,510	1,475,397

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Foundation Coal Holdings, Inc.	99,960	$2,075,170
Goodrich Petroleum Corp.(1)	93,780	2,603,333
Holly Corp.	35,970	706,091
Petrohawk Energy Corp.(1)	117,930	2,234,774
Range Resources Corp.	41,535	1,753,608
St. Mary Land & Exploration Co.	87,940	2,188,827
Walter Industries, Inc.	29,380	1,138,475
		$15,218,816
Personal Products — 2.4%
Chattem, Inc.(1)	50,030	$3,785,770
		$3,785,770
Pharmaceuticals — 2.1%
Perrigo Co.	97,910	$3,328,940
		$3,328,940
Professional Services — 1.0%
Robert Half International, Inc.	87,000	$1,641,690
		$1,641,690
Road & Rail — 3.5%
Kansas City Southern(1)	87,800	$2,710,386
Landstar System, Inc.	73,270	2,827,489
		$5,537,875
Semiconductors & Semiconductor Equipment — 7.7%
Atheros Communications, Inc.(1)	104,190	$1,872,294
Cypress Semiconductor Corp.(1)	412,580	2,067,026
Intersil Corp., Class A	139,540	1,910,303
ON Semiconductor Corp.(1)	353,450	1,806,130
Varian Semiconductor Equipment Associates, Inc.(1)	84,410	1,656,124
Verigy, Ltd.(1)	195,370	2,832,865
		$12,144,742
Software — 5.2%
Mentor Graphics Corp.(1)	191,510	$1,405,683
Parametric Technology Corp.(1)	171,650	2,229,734
Sybase, Inc.(1)	102,699	2,734,874
Synopsys, Inc.(1)	94,770	1,732,396
		$8,102,687

See notes to financial statements
17

Tax-Managed Small-Cap Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Specialty Retail — 3.2%
Advance Auto Parts, Inc.	90,100	$2,811,120
Collective Brands, Inc.(1)	173,710	2,221,751
		$5,032,871
Textiles, Apparel & Luxury Goods — 2.3%
Gildan Activewear, Inc.(1)	155,640	$3,635,750
		$3,635,750
Trading Companies & Distributors — 1.1%
GATX Corp.	62,374	$1,780,778
		$1,780,778
Total Common Stocks (identified cost $190,621,005)		$151,892,731
Special Warrants — 0.1%
Security	Shares	Value
Metals & Mining — 0.1%
Western Exploration and Development, Ltd.(1)(2)(3)	600,000	$180,000
		$180,000
Total Special Warrants (identified cost $480,000)		$180,000
Private Placements — 0.0%
Security	Shares	Value
Metals & Mining — 0.0%
Nevada Pacific Mining Co.(1)(2)(3)	80,000	$56,000
		$56,000
Total Private Placements (identified cost $80,000)		$56,000

Short-Term Investments — 5.6%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(4)	$8,831	$8,831,263
Total Short-Term Investments (identified cost $8,831,263)		$8,831,263
Total Investments — 102.4% (identified cost $200,012,268)		$160,959,994
Other Assets, Less Liabilities — (2.4)%		$(3,817,481)
Net Assets — 100.0%		$157,142,513

(1)  Non-income producing security.

(2)  Restricted security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
18

Tax-Managed Small-Cap Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $191,181,005)	$152,128,731
Affiliated investments, at value (identified cost, $8,831,263)	8,831,263
Dividends receivable	23,052
Interest receivable from affiliated investment	18,818
Total assets	$161,001,864
Liabilities
Payable for investments purchased	$3,671,568
Payable to affiliate for investment advisory fee	81,512
Payable to affiliate for Trustees' fees	540
Accrued expenses	105,731
Total liabilities	$3,859,351
Net Assets applicable to investors' interest in Portfolio	$157,142,513
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$196,194,787
Net unrealized depreciation (computed on the basis of identified cost)	(39,052,274)
Total	$157,142,513

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $4,304)	$631,632
Interest	461
Interest income allocated from affiliated investment	244,680
Expenses allocated from affiliated investment	(34,953)
Total investment income	$841,820
Expenses
Investment adviser fee	$1,143,285
Trustees' fees and expenses	8,677
Custodian fee	139,346
Legal and accounting services	53,200
Miscellaneous	5,166
Total expenses	$1,349,674
Net investment loss	$(507,854)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$5,106,688
Foreign currency transactions	4,056
Net realized gain	$5,110,744
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(89,195,076)
Net change in unrealized appreciation (depreciation)	$(89,195,076)
Net realized and unrealized loss	$(84,084,332)
Net decrease in net assets from operations	$(84,592,186)

See notes to financial statements
19

Tax-Managed Small-Cap Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment loss	$(507,854)	$(370,789)
Net realized gain from investment and foreign currency transactions	5,110,744	19,547,987
Net change in unrealized appreciation (depreciation) of investments	(89,195,076)	25,306,878
Net increase (decrease) in net assets from operations	$(84,592,186)	$44,484,076
Capital transactions — Contributions	$92,270,609	$19,007,575
Withdrawals	(38,574,422)	(34,503,149)
Net increase (decrease) in net assets from capital transactions	$53,696,187	$(15,495,574)
Net increase (decrease) in net assets	$(30,895,999)	$28,988,502
Net Assets
At beginning of year	$188,038,512	$159,050,010
At end of year	$157,142,513	$188,038,512

See notes to financial statements
20

Tax-Managed Small-Cap Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007	2006		2005		2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.74%	0.74%	0.74	%(2)	0.74	%(2)	0.75%
Net investment income (loss)	(0.27)%	(0.22)%	0.01%		(0.34)%		(0.50)%
Portfolio Turnover	93%	78%	99%		223%		282%
Total Return	(34.33)%	29.67%	22.33%		9.52%		(1.05	)%(3)
Net assets, end of year (000's omitted)	$157,143	$188,039	$159,050		$153,121		$180,777

(1)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

(3)  The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

See notes to financial statements
21

Tax-Managed Small-Cap Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Growth Portfolio) (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 73.1% and 26.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

22

Tax-Managed Small-Cap Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $1,178,238 of which $34,953 was allocated from Cash Management and $1,143,285 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.625% (annualized) of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

23

Tax-Managed Small-Cap Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $222,158,652 and $171,297,164, respectively, for the year ended October 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$200,651,430
Gross unrealized appreciation	$8,786,891
Gross unrealized depreciation	(48,478,327)
Net unrealized depreciation	$(39,691,436)

5  Restricted Securities

At October 31, 2008, the Portfolio owned the following securities (representing 0.15% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Share/ Par Value	Cost	Value
Private Placements
Nevada Pacific Mining Co.	12/21/98	80,000	$80,000	$56,000
			$80,000	$56,000
Special Warrants
Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$180,000
			$480,000	$180,000
Total Restricted Securities				$236,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

7  Risks Associated with Foreign Investments

Investing in securities issued by Eaton Vance Tax-Managed Small-Cap Portfolio whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

9  Name Change

Effective September 1, 2008, the name of the Tax-Managed Small-Cap Portfolio was changed from Tax-Managed Small-Cap Growth Portfolio.

24

Tax-Managed Small-Cap Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the "Portfolio") (formerly Tax-Managed Small-Cap Growth Portfolio), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

25

Eaton Vance Tax-Managed Small-Cap Fund
Tax-Managed Small-Cap Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Small-Cap Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	8,363,266	103,857
Thomas E. Faust Jr.	8,362,220	104,903
Allen R. Freedman	8,359,140	107,984
William H. Park	8,364,370	102,753
Ronald A. Pearlman	8,354,581	112,543
Helen Frame Peters	8,359,730	107,393
Heidi L. Steiger	8,358,948	108,175
Lynn A. Stout	8,361,847	105,276
Ralph F. Verni	8,360,826	106,297

Each nominee was also elected a Trustee of the Portfolio.

Tax-Managed Small-Cap Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

26

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

27

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Small-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Small-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

28

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolio to continue to share such benefits equitably.

29

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his and her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

30

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Previously, Senior Managing Director and small- and mid-cap core portfolio manager with ForstmannLeff Associates (2004-2006). Previously, Executive Vice President and portfolio manager with Schroder Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of Tax-Managed Small-Cap Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investing Services

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

130-12/08  MGSRC

Annual Report October 31, 2008

EATON VANCE
TAX-MANAGED
SMALL-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio will (if applicable) file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Gregory R. Greene, CFA
Lead Portfolio Manager

Economic and Market Conditions

•        The stock market moved dramatically lower during the year that ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007 as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks were faced with enormous write-offs from bad real estate loans, losses that severely impaired their overall lending capacity. As the market declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July 2008 and pinched consumers even more. The failure of Lehman Brothers in September 2008 and the tenuous condition of other capital- starved banks and financial institutions sparked fears of a global financial collapse. In late September 2008, in an effort to jump-start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. Congress’s initial rejection of the plan sent the market into a near-freefall. A revised version of the measure was subsequently approved by Congress, and was followed by a coordinated effort by the world’s central banks to inject liquidity into the global banking system. While those actions reassured many investors, volatility remained high as the one-year period drew to a close.

•        For the year ended October 31, 2008, all ten sectors within the Russell 2000 Value Index(1) registered negative returns. The utilities sector was, by far, the best performing sector, posting a relatively modest loss for the year. Consumer staples was the next best performing sector, but still turned in a double-digit loss for the year. The consumer discretionary, telecommunications services, information technology, materials, energy, industrials, financial and health care sectors all suffered severe declines. Market-leading industries during the year included food products, pharmaceuticals and gas utilities, the only industries to post positive returns. In contrast, independent power producers, automobiles, auto components, paper and forest products and real estate management were the year’s worst performing industries.(1)

Management Discussion

•        The Fund(2) posted a negative total return during the year ended October 31, 2008, reflecting the dramatic downtrend of the broad market, as concerned investors became increasingly risk-averse. Nonetheless, the Fund outpaced its primary benchmark, the Russell 2000 Value Index. The Fund’s outperformance relative to its benchmark was a function of management’s continuing emphasis on companies they believed could maintain relatively stable revenues in a deteriorating economic environment.(1)

•        While the Fund was significantly underweighted in financial stocks, the steep decline in the sector was nonetheless a drag on performance. The Fund’s limited commercial bank exposure was hurt by increasing loan loss provisions amid the deepening real estate and credit crisis. An investment in a life insurer performed poorly, as the company’s investment losses pressured its reserve levels, while beleaguered credit markets further impaired the company’s ability to raise capital.

Eaton Vance Tax-Managed Small-Cap Value Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(3)	-21.61%
Class B(3)	-22.15
Class C(3)	-22.19
Russell 2000 Value Index(1)	-30.54
Lipper Small Cap Value Funds Average(1)	-34.10

Please refer to pages 3-4 for additional performance information, including after-tax returns.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Fund currently invests in a separate registered investment company, Tax-Managed Small-Cap Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(3)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•        The Fund’s information technology stocks also constrained performance during the year ended October 31, 2008. A chip manufacturer saw slower earnings growth in concert with a slowing economy, weaker global demand for consumer electronics and cutbacks in the capital spending plans of businesses. A maker of precision electrical contact products also fared poorly, as margins were squeezed by rising precious metals prices as well as unfavorable currency translation abroad.

•        The Fund’s performance was helped by an overweighting and favorable stock selection in the consumer staples sector during the year. These companies enjoyed relatively stable earnings because of the non-discretionary nature of their products and services. The Fund benefited from an investment in a supplier of food products to hotels, restaurants, hospitals and cafeterias, which performed well and was acquired at a sizeable premium during the year. The Fund was also helped by an investment in a drug store chain with a growing benefits management business, which was also acquired at a premium during the year. Investments in two household products companies also performed well, as the companies’ revenue growth was boosted by pricing flexibility and new product introductions.

•        An overweighting and favorable stock selection in the health care sector was additive to performance during the year. A pharmaceuticals manufacturer with a strong new product pipeline enjoyed good earnings growth and was acquired at a sizable premium by a Japanese drug maker. The Fund also benefited from stock selection in the utilities sector. A gas utility bucked the market trend on the strength of continuing revenue growth and the recent regulatory approval of a rate hike.

•        The Fund’s industrial sector investments turned in a mixed performance. An industrial conglomerate was among the Fund’s best performers during the year as its large coal holdings benefited from significant price hikes in the price of metallurgical coal and coke used in steel making. Less successful was a company that provides services to electric utilities for power distribution and transmission, as margins were squeezed by increased costs for labor, insurance and fuel.

Portfolio Composition

Top Ten Holdings(1)

By net assets

iShares Russell 2000 Value Index Fund	4.5%
Piedmont Natural Gas Co., Inc.	4.2
National Penn Bancshares, Inc.	4.1
First Niagara Financial Group, Inc.	4.0
Carter’s, Inc.	4.0
Trustmark Corp.	3.6
ON Semiconductor Corp.	2.9
Chattem, Inc.	2.7
Teleflex, Inc.	2.6
Tupperware Brands Corp.	2.6

(1)          Top Ten Holdings represented 35.2% of Portfolio net assets as of 10/31/08. Excludes cash equivalents.

Sector Weightings(2)

By net assets

(2)          As a percentage of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Value Index, a broad-based, unmanaged market index of those Russell 2000 Index companies with lower price-to-book ratios and higher forecasted growth values. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 2000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Share Class Symbol	ESVAX	ESVBX	ESVCX
Average Annual Total Returns (at net asset value)
One Year	-21.61%	-22.15%	-22.19%
Five Years	4.65%	3.88%	3.89%
Life of Fund†	5.55%	4.79%	4.80%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-26.12%	-25.66%	-22.89%
Five Years	3.41%	3.55%	3.89%
Life of Fund†	4.62%	4.79%	4.80%

†Inception date of all Classes: 3/4/02.

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Gross Expense Ratio	2.01%	2.76%	2.76%
Net Expense Ratio	1.69%	2.44%	2.44%

(2)     Source: Prospectus dated 3/1/08. The Net Expense Ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

*       Source: Lipper Inc. Investment operations commenced 3/4/02. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 would have been valued at $12,826 and $12,847, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-21.61%	4.65%	5.55%
Return After Taxes on Distributions	-22.73%	3.95%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	-11.99%	4.20%	4.90%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-26.12%	3.41%	4.62%
Return After Taxes on Distributions	-27.17%	2.72%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares	-15.04%	3.12%	4.08%

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-22.19%	3.89%	4.80%
Return After Taxes on Distributions	-23.35%	3.18%	4.26%
Return After Taxes on Distributions and Sale of Fund Shares	-12.27%	3.56%	4.25%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-22.89%	3.89%	4.80%
Return After Taxes on Distributions	-24.05%	3.18%	4.26%
Return After Taxes on Distributions and Sale of Fund Shares	-12.72%	3.56%	4.25%

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-22.15%	3.88%	4.79%
Return After Taxes on Distributions	-23.31%	3.16%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	-12.24%	3.55%	4.24%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-25.66%	3.55%	4.79%
Return After Taxes on Distributions	-26.82%	2.82%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	-14.52%	3.26%	4.24%

Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Value Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$846.20	$7.66	**
Class B	$1,000.00	$843.10	$11.12	**
Class C	$1,000.00	$843.30	$11.12	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.36	**
Class B	$1,000.00	$1,013.10	$12.14	**
Class C	$1,000.00	$1,013.10	$12.14	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares and 2.40% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $24,656,774)	$26,517,116
Receivable for Fund shares sold	85,511
Total assets	$26,602,627
Liabilities
Payable for Fund shares redeemed	$31,355
Payable to affiliate for distribution and service fees	11,079
Payable to affiliate for administration fee	3,273
Payable to affiliate for Trustees' fees	42
Payable to the administrator of the Fund and the sub-adviser of the Portfolio	16,723
Accrued expenses	38,376
Total liabilities	$100,848
Net Assets	$26,501,779
Sources of Net Assets
Paid-in capital	$25,363,427
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(721,990)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,860,342
Total	$26,501,779
Class A Shares
Net Assets	$17,628,161
Shares Outstanding	1,547,003
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.40
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.40)	$12.10
Class B Shares
Net Assets	$3,537,707
Shares Outstanding	329,104
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.75
Class C Shares
Net Assets	$5,335,911
Shares Outstanding	495,856
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.76
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolio	$442,406
Interest allocated from Portfolio	33,649
Expenses allocated from Portfolio	(327,459)
Net investment income from Portfolio	$148,596
Expenses
Administration fee	$43,987
Trustees' fees and expenses	264
Distribution and service fees Class A	45,565
Class B	49,865
Class C	61,121
Transfer and dividend disbursing agent fees	43,438
Registration fees	31,966
Custodian fee	18,115
Legal and accounting services	18,043
Printing and postage	10,647
Miscellaneous	11,128
Total expenses	$334,139
Deduct — Allocation of expenses to the administrator of the Fund and the sub-adviser of the Portfolio	$94,587
Total expense reductions	$94,587
Net expenses	$239,552
Net investment loss	$(90,956)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(689,465)
Net realized loss	$(689,465)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(6,445,768)
Net change in unrealized appreciation (depreciation)	$(6,445,768)
Net realized and unrealized loss	$(7,135,233)
Net decrease in net assets from operations	$(7,226,189)

See notes to financial statements
6

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment loss	$(90,956)	$(228,758)
Net realized gain (loss) from investment transactions	(689,465)	3,075,285
Net change in unrealized appreciation (depreciation) from investments	(6,445,768)	681,473
Net increase (decrease) in net assets from operations	$(7,226,189)	$3,528,000
Distributions to shareholders — From net realized gain Class A	$(1,783,471)	$(1,148,098)
Class B	(595,814)	(528,019)
Class C	(673,040)	(594,019)
Total distributions to shareholders	$(3,052,325)	$(2,270,136)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$8,336,836	$3,953,402
Class B	342,683	412,469
Class C	1,451,061	1,118,200
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,488,333	978,525
Class B	464,355	401,815
Class C	531,411	408,179
Cost of shares redeemed Class A	(5,434,692)	(2,960,442)
Class B	(1,394,883)	(1,137,489)
Class C	(1,539,228)	(2,430,665)
Net asset value of shares exchanged Class A	503,874	520,721
Class B	(503,874)	(520,721)
Net increase in net assets from Fund share transactions	$4,245,876	$743,994
Net increase (decrease) in net assets	$(6,032,638)	$2,001,858
Net Assets
At beginning of year	$32,534,417	$30,532,559
At end of year	$26,501,779	$32,534,417

See notes to financial statements
7

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$16.050	$15.400	$14.640	$13.010	$11.420
Income (loss) from operations
Net investment loss(1)	$(0.003)	$(0.058)	$(0.066)	$(0.087)	$(0.082)
Net realized and unrealized gain (loss)	(3.146)	1.857	1.644	1.717	1.672
Total income (loss) from operations	$(3.149)	$1.799	$1.578	$1.630	$1.590
Less distributions
From net realized gain	$(1.501)	$(1.149)	$(0.818)	$—	$—
Total distributions	$(1.501)	$(1.149)	$(0.818)	$—	$—
Net asset value — End of year	$11.400	$16.050	$15.400	$14.640	$13.010
Total Return(2)	(21.61)%	12.30%	11.24%	12.53%	13.92%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$17,628	$18,978	$15,695	$14,303	$10,772
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	1.65%	1.69%	1.75%	1.75%	1.75%
Net investment loss	(0.02)%	(0.37)%	(0.44)%	(0.61)%	(0.67)%
Portfolio Turnover of the Portfolio	103%	80%	49%	24%	12%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The administrator subsidized certain operating expenses (equal to 0.32%, 0.32%, 0.26%, 0.28% and 0.35% of average daily net assets for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
8

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$15.330	$14.870	$14.260	$12.770	$11.290
Income (loss) from operations
Net investment loss(1)	$(0.102)	$(0.168)	$(0.174)	$(0.189)	$(0.171)
Net realized and unrealized gain (loss)	(2.977)	1.777	1.602	1.679	1.651
Total income (loss) from operations	$(3.079)	$1.609	$1.428	$1.490	$1.480
Less distributions
From net realized gain	$(1.501)	$(1.149)	$(0.818)	$—	$—
Total distributions	$(1.501)	$(1.149)	$(0.818)	$—	$—
Net asset value — End of year	$10.750	$15.330	$14.870	$14.260	$12.770
Total Return(2)	(22.15)%	11.41%	10.45%	11.67%	13.11%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,538	$6,412	$7,033	$7,802	$7,784
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	2.40%	2.44%	2.50%	2.50%	2.50%
Net investment loss	(0.79)%	(1.12)%	(1.20)%	(1.36)%	(1.41)%
Portfolio Turnover of the Portfolio	103%	80%	49%	24%	12%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The administrator subsidized certain operating expenses (equal to 0.32%, 0.32%, 0.26%, 0.28% and 0.35% of average daily net assets for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
9

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year	$15.350	$14.880	$14.270	$12.780	$11.290
Income (loss) from operations
Net investment loss(1)	$(0.100)	$(0.169)	$(0.174)	$(0.189)	$(0.171)
Net realized and unrealized gain (loss)	(2.989)	1.788	1.602	1.679	1.661
Total income (loss) from operations	$(3.089)	$1.619	$1.428	$1.490	$1.490
Less distributions
From net realized gain	$(1.501)	$(1.149)	$(0.818)	$—	$—
Total distributions	$(1.501)	$(1.149)	$(0.818)	$—	$—
Net asset value — End of year	$10.760	$15.350	$14.880	$14.270	$12.780
Total Return(2)	(22.19)%	11.47%	10.44%	11.66%	13.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$5,336	$7,145	$7,805	$6,968	$5,179
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	2.40%	2.44%	2.50%	2.50%	2.50%
Net investment loss	(0.78)%	(1.12)%	(1.19)%	(1.36)%	(1.42)%
Portfolio Turnover of the Portfolio	103%	80%	49%	24%	12%

(1)  Computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The administrator subsidized certain operating expenses (equal to 0.32%, 0.32%, 0.26%, 0.28% and 0.35% of average daily net assets for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
10

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (42.9% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $501,958 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal

11

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Long-term capital gains	$3,052,325	$2,270,136

During the year ended October 31, 2008, accumulated net realized loss was decreased by $1,805, accumulated net investment loss was decreased by $90,956 and paid-in capital was decreased by $92,761 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(501,958)
Net unrealized appreciation	$1,640,310

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $43,987. EVM and the sub-adviser of the Portfolio, Fox Asset Management LLC (Fox), have agreed to reimburse the Fund's operating expenses to the extent that they exceed 1.65% annually of the Fund's average daily net assets for Class A and 2.40% annually of the Fund's average daily net assets for Class B and Class C. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM and Fox were allocated $23,647 and $70,940, respectively, of the Fund's operating expenses for the year ended October 31, 2008. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $2,967 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $4,843 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

12

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $45,565 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $37,399 and $45,841 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $63,000 and $460,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $12,466 and $15,280 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $200, $7,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $10,077,255 and $9,173,427, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	635,154	252,535
Issued to shareholders electing to receive payments of distributions in Fund shares	103,717	66,027
Redemptions	(412,112)	(188,524)
Exchange from Class B shares	37,769	33,476
Net increase	364,528	163,514

13

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2008	2007
Sales	27,054	27,844
Issued to shareholders electing to receive payments of distributions in Fund shares	34,094	28,198
Redemptions	(110,917)	(75,874)
Exchange to Class A shares	(39,377)	(34,916)
Net decrease	(89,146)	(54,748)
	Year Ended October 31,
Class C	2008	2007
Sales	114,504	74,710
Issued to shareholders electing to receive payments of distributions in Fund shares	38,960	28,624
Redemptions	(123,128)	(162,266)
Net increase (decrease)	30,336	(58,932)

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

15

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar year 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gain dividends.

Capital Gain Dividends — The Fund designates $3,052,325 as a capital gain dividend.

16

Tax-Managed Small-Cap Value Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 88.5%
Security	Shares	Value
Auto Components — 3.2%
BorgWarner, Inc.	47,300	$1,062,831
Cooper Tire & Rubber Co.	119,500	911,785
		$1,974,616
Chemicals — 1.8%
RPM International, Inc.	78,600	$1,116,120
		$1,116,120
Commercial Banks — 16.4%
First Midwest Bancorp, Inc.	49,400	$1,097,174
Glacier Bancorp, Inc.	67,500	1,361,475
National Penn Bancshares, Inc.	151,300	2,563,022
Prosperity Bancshares, Inc.	45,500	1,511,055
Sterling Bancshares, Inc.	176,200	1,402,552
Trustmark Corp.	108,100	2,218,212
		$10,153,490
Communications Equipment — 1.0%
NETGEAR, Inc.(1)	56,500	$624,325
		$624,325
Containers & Packaging — 2.0%
AptarGroup, Inc.	40,700	$1,234,024
		$1,234,024
Electric Utilities — 3.7%
Cleco Corp.	66,900	$1,539,369
Westar Energy, Inc.	38,600	752,314
		$2,291,683
Electrical Equipment — 2.1%
A.O. Smith Corp.	41,000	$1,293,550
		$1,293,550
Energy Equipment & Services — 3.4%
Bristow Group, Inc.(1)	50,000	$1,238,500
Oil States International, Inc.(1)	38,400	888,192
		$2,126,692

Security	Shares	Value
Food & Staples Retailing — 2.5%
BJ's Wholesale Club, Inc.(1)	44,000	$1,548,800
		$1,548,800
Food Products — 2.1%
Chiquita Brands International, Inc.(1)	93,700	$1,279,005
		$1,279,005
Gas Utilities — 4.2%
Piedmont Natural Gas Co., Inc.	79,400	$2,613,848
		$2,613,848
Health Care Equipment & Supplies — 4.8%
Teleflex, Inc.	30,300	$1,605,597
West Pharmaceutical Services, Inc.	33,500	1,337,320
		$2,942,917
Health Care Providers & Services — 2.2%
Owens & Minor, Inc.	31,400	$1,358,678
		$1,358,678
Hotels, Restaurants & Leisure — 2.5%
Jack in the Box, Inc.(1)	75,800	$1,523,580
		$1,523,580
Household Durables — 2.6%
Tupperware Brands Corp.	62,600	$1,583,780
		$1,583,780
Household Products — 2.4%
Church & Dwight Co., Inc.	25,500	$1,506,795
		$1,506,795
Insurance — 3.7%
IPC Holdings, Ltd.	52,600	$1,452,286
Zenith National Insurance Corp.	25,200	828,072
		$2,280,358

See notes to financial statements
17

Tax-Managed Small-Cap Value Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
IT Services — 2.1%
MAXIMUS, Inc.	21,000	$670,740
Ness Technologies, Inc.(1)	87,000	642,930
		$1,313,670
Machinery — 4.3%
Barnes Group, Inc.	24,600	$356,946
Nordson Corp.	35,400	1,307,322
Wabtec Corp.	25,400	1,009,904
		$2,674,172
Oil, Gas & Consumable Fuels — 3.1%
Rosetta Resources, Inc.(1)	58,600	$618,230
Walter Industries, Inc.	32,700	1,267,125
		$1,885,355
Personal Products — 2.7%
Chattem, Inc.(1)	21,650	$1,638,256
		$1,638,256
Semiconductors & Semiconductor Equipment — 2.9%
ON Semiconductor Corp.(1)	350,500	$1,791,055
		$1,791,055
Specialty Retail — 2.6%
Dick's Sporting Goods, Inc.(1)	53,000	$811,960
Stage Stores, Inc.	106,500	821,115
		$1,633,075
Textiles, Apparel & Luxury Goods — 4.0%
Carter's, Inc.(1)	115,700	$2,457,468
		$2,457,468
Thrifts & Mortgage Finance — 6.2%
Astoria Financial Corp.	70,500	$1,340,910
First Niagara Financial Group, Inc.	157,100	2,477,467
		$3,818,377
Total Common Stocks (identified cost $51,954,518)		$54,663,689

Investment Funds — 4.5%
Security	Shares	Value
iShares Russell 2000 Value Index Fund	53,500	$2,820,520
		$2,820,520
Total Investment Funds (identified cost $2,625,138)		$2,820,520
Total Investments — 93.0% (identified cost $54,579,656)		$57,484,209
Other Assets, Less Liabilities — 7.0%		$4,293,886
Net Assets — 100.0%		$61,778,095

(1)  Non-income producing security.

See notes to financial statements
18

Tax-Managed Small-Cap Value Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investments, at value (identified cost, $54,579,656)	$57,484,209
Cash	7,170,126
Receivable for investments sold	2,637,020
Dividends and interest receivable	108,768
Total assets	$67,400,123
Liabilities
Payable for investments purchased	$5,528,431
Payable to affiliate for investment adviser fee	47,290
Payable to affiliate for Trustees' fees	207
Accrued expenses	46,100
Total liabilities	$5,622,028
Net Assets applicable to investors' interest in Portfolio	$61,778,095
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$58,873,542
Net unrealized appreciation (computed on the basis of identified cost)	2,904,553
Total	$61,778,095

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends	$1,037,905
Interest	74,813
Total investment income	$1,112,718
Expenses
Investment adviser fee	$680,971
Trustees' fees and expenses	3,846
Custodian fee	54,890
Legal and accounting services	22,927
Miscellaneous	1,532
Total expenses	$764,166
Net investment income	$348,552
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,701,584)
Net realized loss	$(2,701,584)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(13,498,031)
Net change in unrealized appreciation (depreciation)	$(13,498,031)
Net realized and unrealized loss	$(16,199,615)
Net decrease in net assets from operations	$(15,851,063)

See notes to financial statements
19

Tax-Managed Small-Cap Value Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$348,552	$108,016
Net realized gain (loss) from investment transactions	(2,701,584)	6,466,302
Net change in unrealized appreciation (depreciation) from investments	(13,498,031)	321,816
Net increase (decrease) in net assets from operations	$(15,851,063)	$6,896,134
Capital transactions — Contributions	$27,291,365	$5,518,111
Withdrawals	(9,173,427)	(7,234,160)
Net increase (decrease) in net assets from capital transactions	$18,117,938	$(1,716,049)
Net increase in net assets	$2,266,875	$5,180,085
Net Assets
At beginning of year	$59,511,220	$54,331,135
At end of year	$61,778,095	$59,511,220

See notes to financial statements
20

Tax-Managed Small-Cap Value Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007	2006	2005		2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	1.12%	1.14%	1.14%	1.15%		1.14%
Net investment income (loss)	0.51%	0.19%	0.17%	(0.00	)%(2)	(0.06)%
Portfolio Turnover	103%	80%	49%	24%		12%
Total Return	(21.19)%	12.92%	11.91%	13.20%		14.62%
Net assets, end of year (000's omitted)	$61,778	$59,511	$54,331	$50,791		$53,226

(1)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)  Amounts to less than (0.01)%.

See notes to financial statements
21

Tax-Managed Small-Cap Value Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Tax-Managed Small-Cap Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 42.9% and 57.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising

22

Tax-Managed Small-Cap Value Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and
Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Fox Asset Management LLC (Fox), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended October 31, 2008, the adviser fee was 1.00% of the Portfolio's average daily net assets and amounted to $680,971.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $84,761,263 and $66,046,692, respectively, for the year ended October 31, 2008.

4  Federal Income Tax Basis of Ivestments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$54,988,523
Gross unrealized appreciation	$6,965,819
Gross unrealized depreciation	(4,470,133)
Net unrealized appreciation	$2,495,686

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

6  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

23

Tax-Managed Small-Cap Value Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Small-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

24

Eaton Vance Tax-Managed Small-Cap Value Fund
Tax-Managed Small-Cap Value Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Small-Cap Value Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	1,921,541	4,390
Thomas E. Faust Jr.	1,921,541	4,390
Allen R. Freedman	1,921,541	4,390
William H. Park	1,920,312	5,619
Ronald A. Pearlman	1,921,541	4,390
Helen Frame Peters	1,921,541	4,390
Heidi L. Steiger	1,921,541	4,390
Lynn A. Stout	1,920,312	5,619
Ralph F. Verni	1,920,312	5,619

Each nominee was also elected a Trustee of Tax-Managed Small-Cap Value Portfolio.

Tax-Managed Small-Cap Value Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

25

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•   An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Small-Cap Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Small-Cap Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Fox Asset Management LLC (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

27

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund and had agreed to increase the amount of such waiver or expense payment to reduce further the Fund's expense ratios.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, including the Sub-adviser, and the Fund and the Portfolio to continue to share such benefits equitably.
28

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Parametric" refers to Parametric Portfolio Associates and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio, President of the Trust and Vice President of the Portfolio	Trustee since 2007, President of the Trust since 2002 and Vice President of the Portfolio since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

29

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Portfolio	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

30

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Portfolio	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Portfolio	Since 2006	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2007	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/5	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Tax-Managed Small-Cap Value Portfolio
Fox Asset Management LLC

331 Newman Springs Road, Suite 122

Red Bank, NJ 07701

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Value Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1300-12/08  TMSCVSRC

Annual Report October 31, 2008

EATON VANCE
TAX-MANAGED
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA
Portfolio Manager

Economic and Market Conditions

•                  The stock market moved dramatically lower during the year that ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007, as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks were faced with enormous write- offs from bad real estate loans, losses that severely impaired their overall lending capacity. As the market declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July 2008 and pinched consumers even more.

•                  The failure of Lehman Brothers in September 2008 and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. In late September, in an effort to jump-start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. Congress’s initial rejection of the plan sent the market into a near-freefall. A revised version of the measure was subsequently approved by Congress, and was followed by a coordinated effort by the world’s central banks to inject liquidity into the global banking system. While those actions reassured many investors, volatility remained high at the Fund’s year end on October 31, 2008.

•                  Against this backdrop, the Russell 1000 Value Index (the Index) posted double-digit losses in each of its 10 economic sectors. The weakest performers were information technology and financials, in which the large- cap value-oriented Index was heavily weighted. By comparison, the relatively modest losses from defensive consumer staples stocks and the health care sector detracted the least from Index returns.(1)

Management Discussion

•                  For the fiscal year that ended October 31, 2008, the Fund(2) outperformed the Index, as well as the average return of the Lipper Large-Cap Value Funds Classification. As the Lipper rankings on page 2 indicate, the Fund’s Class A shares were ranked 70th of 547 funds in the Lipper Large-Cap Value Funds Classification for one year; 27th of 474 funds for 3 years; and 15th of 390 funds for 5 years – the top quintile for each period.(1),(3)

•                  The Fund outperformed the Index in six of its ten economic sectors, primarily due to strong stock selection. Although the financials sector was battered throughout the period, the Fund’s minimal exposure to many of the financial stocks that collapsed in September 2008 was one of the most beneficial contributors to performance relative to the Index.(1)

•                  Selection among information technology stocks was positive, and consumer discretionary stock selection was also beneficial. Reduced exposure to cyclical names hit hard by drastic cutbacks in consumer spending was also a positive contributor to performance.

Eaton Vance Tax-Managed Value Fund

Total Return Performance 10/31/07 – 10/31/08

Class A(4)	-33.19%
Class B(4)	-33.67
Class C(4)	-33.72
Class I(4)	-30.53	*
Russell 1000 Value Index(1)	-36.80
S&P 500 Index(1)	-36.08
Lipper Large-Cap Value Funds Average(1)	-37.24

*Performance since inception on 11/30/07.

See pages 3 and 4 for more performance information, including after-tax returns.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Fund currently invests in a separate registered investment company, Tax- Managed Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(3)

Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

(4)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•                  Fund holdings in the energy and health care sectors detracted the most from relative performance versus the Index, due to unfavorable stock selection in oil, gas, & consumable fuel stocks and the pharmaceutical industry.(1)

•                  The Fund remains committed to its strategy of investing in companies that are considered to be attractive in their long-term investment prospects, are favorably priced in relation to their fundamental value, and which are likely to grow in value over time on an after-tax basis.

•                  In addition, it is important to consider the Fund’s tax- managed strategy of balancing investment and tax considerations. The goal in managing a tax-managed fund is not to avoid taxes, but rather to maximize after-tax returns. Investment decisions are made from the perspective of long-term, tax-paying shareholders interested in the level of fund pre-tax returns and how tax-efficiently fund returns are achieved. The Fund’s after-tax return information can be found on page 4 of this report.

•                  In closing, I would like to thank my fellow shareholders for your continued confidence and participation in the Fund.

(1) It is not possible to invest directly in an Index.

Lipper Quintile Rankings(2)

By total return as of 10/31/08

EATON VANCE TAX-MANAGED VALUE FUND CLASS A

LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION

Period	Quintile	Ranking

1 Year	1st	70 of 547 funds
3 Years	1st	27 of 474 funds
5 Years	1st	15 of 390 funds

(2)

Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

Portfolio Composition

Top Ten Holdings(3)

By net assets

JPMorgan Chase & Co.	2.9%
Wells Fargo & Co.	2.6
Nestle SA	2.6
CVS Caremark Corp.	2.5
Exxon Mobil Corp.	2.5
International Business Machines Corp.	2.4
Hewlett-Packard Co.	2.4
Travelers Companies, Inc. (The)	2.3
Chevron Corp.	2.3
Bank of America Corp.	2.3

(3) Top Ten Holdings represented 24.8% of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

Sector Weightings(4)

By net assets

(4) As a percentage of the Portfolio’s net assets as of 10/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of 1,000 U.S. value stocks, and the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

* Source: Lipper Inc. Class A of the Fund commenced investment operations on 12/27/99.

A $10,000 hypothetical investment at net asset value in Class B shares on 1/18/00 (commencement of operations), Class C shares on 1/24/00 (commencement of operations), and Class I shares on 11/30/07 (commencement of operations) would have been valued at $1 3,672, $1 4,024, and $6,888, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Fund Performance(1)	Class A	Class B	Class C	Class I
Share Class Symbol	EATVX	EBTVX	ECTVX	EITVX

Average Annual Total Returns (at net asset value)
One Year	-33.19%	-33.67%	-33.72%	N.A.
Five Years	3.86	3.09	3.08	N.A.
Life of Fund†	4.74	3.62	3.93	-30.53	††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-37.04%	-36.98%	-34.38%	N.A.
Five Years	2.64	2.73	3.08	N.A.
Life of Fund†	4.04	3.62	3.93	-30.53	††

† Inception Dates – Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00; and Class I: 11/30/07
†† Returns are cumulative since inception of the share class.

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the folowing schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C	Class I
Expense Ratio	1.16%	1.91%	1.91%	0.91%

(2) Source: Prospectus dated 3/1/08.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-33.19%	3.86%	4.74%
Return After Taxes on Distributions	-33.28	3.72	4.66
Return After Taxes on Distributions and Sale of Fund Shares	-21.37	3.34	4.14

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-37.04%	2.64%	4.04%
Return After Taxes on Distributions	-37.13	2.50	3.96
Return After Taxes on Distributions and Sale of Fund Shares	-23.88	2.28	3.52

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-33.67%	3.09%	3.62%
Return After Taxes on Distributions	-33.68	3.05	3.60
Return After Taxes on Distributions and Sale of Fund Shares	-21.86	2.65	3.14

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-36.98%	2.73%	3.62%
Return After Taxes on Distributions	-36.99	2.69	3.60
Return After Taxes on Distributions and Sale of Fund Shares	-24.01	2.34	3.14

Average Annual Total Returns

(For the periods ended October 31, 2008)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-33.72%	3.08%	3.93%
Return After Taxes on Distributions	-33.73	3.04	3.91
Return After Taxes on Distributions and Sale of Fund Shares	-21.88	2.64	3.41

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-34.38%	3.08%	3.93%
Return After Taxes on Distributions	-34.40	3.04	3.91
Return After Taxes on Distributions and Sale of Fund Shares	-22.31	2.64	3.41

Class A, Class B, Class C, and Class I of the Fund commenced investment operations on 12/27/99, 1/18/00, 1/24/00, and 11/30/07, respectively. Class I after-tax returns are not provided because the class has less than a full year of operations. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FUND EXPENSES

Example:  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Value Fund

	Beginning Account Value (05/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (05/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$708.30	$4.98
Class B	$1,000.00	$706.20	$7.98
Class C	$1,000.00	$705.90	$8.19
Class I	$1,000.00	$709.50	$3.91
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.89
Class B	$1,000.00	$1,015.80	$9.42
Class C	$1,000.00	$1,015.50	$9.68
Class I	$1,000.00	$1,020.60	$4.62

* Expenses are equal to the Fund's annualized expense ratio of 1.16% for Class A shares, 1.86% for Class B shares, 1.91% for Class C shares and 0.91% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Tax-Managed Value Portfolio, at value (identified cost, $1,082,274,763)	$1,226,768,697
Receivable for Fund shares sold	6,483,451
Total assets	$1,233,252,148
Liabilities
Payable for Fund shares redeemed	$7,403,820
Payable to affiliate for distribution and service fees	410,471
Payable to affiliate for administration fee	154,528
Accrued expenses	241,543
Total liabilities	$8,210,362
Net Assets	$1,225,041,786
Sources of Net Assets
Paid-in capital	$1,311,089,721
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(241,363,800)
Accumulated undistributed net investment income	10,821,931
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	144,493,934
Total	$1,225,041,786
Class A Shares
Net Assets	$710,257,757
Shares Outstanding	49,328,539
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.40
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.40)	$15.28
Class B Shares
Net Assets	$122,000,555
Shares Outstanding	9,017,967
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$13.53
Class C Shares
Net Assets	$218,319,925
Shares Outstanding	15,742,183
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$13.87
Class I Shares
Net Assets	$174,463,549
Shares Outstanding	12,107,634
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.41
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $150,383)	$31,855,550
Interest allocated from Portfolio	1,335,999
Securities lending income allocated from Portfolio, net	212,575
Expenses allocated from Portfolio	(9,276,284)
Net investment income from Portfolio	$24,127,840
Expenses
Administration fee	$2,122,496
Trustees' fees and expenses	1,735
Distribution and service fees Class A	2,088,765
Class B	1,927,307
Class C	3,066,061
Transfer and dividend disbursing agent fees	1,060,385
Registration fees	165,525
Printing and postage	148,856
Custodian fee	41,904
Legal and accounting services	30,741
Miscellaneous	21,590
Total expenses	$10,675,365
Deduct — Reduction of custodian fee	$1
Total expense reductions	$1
Net expenses	$10,675,364
Net investment income	$13,452,476
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(197,426,759)
Foreign currency transactions	(47,866)
Net realized loss	$(197,474,625)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(396,252,822)
Foreign currency	(19,990)
Net change in unrealized appreciation (depreciation)	$(396,272,812)
Net realized and unrealized loss	$(593,747,437)
Net decrease in net assets from operations	$(580,294,961)

See notes to financial statements
6

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$13,452,476	$8,607,277
Net realized gain (loss) from investment and foreign currency transactions	(197,474,625)	9,565,275
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(396,272,812)	165,949,134
Net increase (decrease) in net assets from operations	$(580,294,961)	$184,121,686
Distributions to shareholders — From net investment income Class A	$(8,147,261)	$(5,102,992)
Class B	(270,151)	(548,266)
Class C	(564,275)	(808,982)
Class I	(1,733)	—
Total distributions to shareholders	$(8,983,420)	$(6,460,240)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$735,258,748	$184,489,045
Class B	4,034,974	6,462,599
Class C	34,081,205	35,076,780
Class I	246,290,357	—
Net asset value of shares issued to shareholders in payment of distributions declared Class A	5,630,048	4,219,394
Class B	202,834	409,092
Class C	403,573	566,033
Class I	1,733	—
Cost of shares redeemed Class A	(447,294,284)	(85,219,600)
Class B	(35,682,394)	(33,513,124)
Class C	(47,758,186)	(32,395,726)
Class I	(15,180,621)	—
Net asset value of shares exchanged Class A	23,617,530	12,185,797
Class B	(23,617,530)	(12,185,797)
Net increase in net assets from Fund share transactions	$479,987,987	$80,094,493
Net increase (decrease) in net assets	$(109,290,394)	$257,755,939
Net Assets
At beginning of year	$1,334,332,180	$1,076,576,241
At end of year	$1,225,041,786	$1,334,332,180
Accumulated undistributed net investment income included in net assets
At end of year	$10,821,931	$6,811,010

See notes to financial statements
7

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2008(1)	2007	2006		2005		2004
Net asset value — Beginning of year	$21.750	$18.770	$15.920		$13.950		$12.460
Income (loss) from operations
Net investment income	$0.229	$0.202	$0.189		$0.122		$0.135
Net realized and unrealized gain (loss)	(7.386)	2.955	2.805		1.984		1.471
Total income (loss) from operations	$(7.157)	$3.157	$2.994		$2.106		$1.606
Less distributions
From net investment income	$(0.193)	$(0.177)	$(0.144)		$(0.136)		$(0.116)
Total distributions	$(0.193)	$(0.177)	$(0.144)		$(0.136)		$(0.116)
Net asset value — End of year	$14.400	$21.750	$18.770		$15.920		$13.950
Total Return(2)	(33.19)%	16.93%	18.92%		15.17%		12.96%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$710,258	$737,940	$529,073		$363,527		$269,908
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.16%	1.16%	1.18	%(5)	1.21	%(5)	1.22%
Net investment income	1.20%	1.06%	1.16%		0.86%		1.03%
Portfolio Turnover of the Portfolio	84%	14%	26%		40%		44%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

See notes to financial statements
8

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2008(1)	2007	2006		2005		2004
Net asset value — Beginning of year	$20.420	$17.630	$14.970		$13.130		$11.740
Income (loss) from operations
Net investment income	$0.091	$0.068	$0.073		$0.018		$0.035
Net realized and unrealized gain (loss)	(6.958)	2.761	2.618		1.862		1.384
Total income (loss) from operations	$(6.867)	$2.829	$2.691		$1.880		$1.419
Less distributions
From net investment income	$(0.023)	$(0.039)	$(0.031)		$(0.040)		$(0.029)
Total distributions	$(0.023)	$(0.039)	$(0.031)		$(0.040)		$(0.029)
Net asset value — End of year	$13.530	$20.420	$17.630		$14.970		$13.130
Total Return(2)	(33.67)%	16.07%	18.00%		14.34%		12.10%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$122,001	$248,127	$250,030		$239,392		$227,778
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.89%	1.91%	1.93	%(5)	1.96	%(5)	1.97%
Net investment income	0.50%	0.33%	0.44%		0.13%		0.29%
Portfolio Turnover of the Portfolio	84%	14%	26%		40%		44%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

See notes to financial statements
9

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2008(1)	2007	2006		2005		2004
Net asset value — Beginning of year	$20.960	$18.100	$15.370		$13.470		$12.050
Income (loss) from operations
Net investment income	$0.087	$0.062	$0.071		$0.018		$0.038
Net realized and unrealized gain (loss)	(7.143)	2.847	2.694		1.915		1.412
Total income (loss) from operations	$(7.056)	$2.909	$2.765		$1.933		$1.450
Less distributions
From net investment income	$(0.034)	$(0.049)	$(0.035)		$(0.033)		$(0.030)
Total distributions	$(0.034)	$(0.049)	$(0.035)		$(0.033)		$(0.030)
Net asset value — End of year	$13.870	$20.960	$18.100		$15.370		$13.470
Contingent deferred sales charges(1)	$0.000 (6)	$—	$—		$—		$—
Total Return(2)	(33.72)%	16.10%	18.02%		14.37%		12.05%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$218,320	$348,265	$297,473		$246,593		$216,066
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.91%	1.91%	1.93	%(5)	1.96	%(5)	1.97%
Net investment income	0.47%	0.32%	0.43%		0.12%		0.29%
Portfolio Turnover of the Portfolio	84%	14%	26%		40%		44%

(1)  Net investment income and contingent deferred sales charges per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

(6)  Amount represents less than $0.0005 per share.

See notes to financial statements
10

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended October 31, 2008(1)(2)
Net asset value — Beginning of period	$20.970
Income (loss) from operations
Net investment income	$0.224
Net realized and unrealized loss	(6.551)
Total loss from operations	$(6.327)
Less distributions
From net investment income	$(0.233)
Total distributions	$(0.233)
Net asset value — End of period	$14.410
Total Return(3)	(30.53	)%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$174,464
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.91	%(6)
Net investment income	1.36	%(6)
Portfolio Turnover of the Portfolio	84	%(7)

(1)  For the period from the start of business, November 30, 2007, to October 31, 2008.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  For the Portfolio's fiscal year ended October 31, 2008.

(8)  Not annualized.

See notes to financial statements
11

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (90.4% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $237,164,573 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($43,295,557) and October 31, 2016 ($193,869,016).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal

12

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$8,983,420	$6,460,240

During the year ended October 31, 2008, accumulated net realized loss was decreased by $460,458, accumulated undistributed net investment income was decreased by $458,135, and paid-in capital was decreased by $2,323 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), foreign currency gain (loss) and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on tax basis were as follows:

Undistributed ordinary income	$10,614,613
Capital loss carryforward	$(237,164,573)
Net unrealized appreciation	$140,502,025

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and distributions from REITs.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2008, the administration fee amounted to $2,122,496. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $64,637 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $113,165 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by

13

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $2,088,765 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the year ended October 31, 2008 with respect to Class B. For the year ended October 31, 2008, the Fund paid or accrued to EVD $1,433,727 and $2,299,546 for Class B and Class C shares, respectively, representing 0.73% and 0.75% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $23,519,000. There were no Uncovered Distribution Charges calculated under the Class B Plan at October 31, 2008.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2008 amounted to $493,580 and $766,515 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $7,000, $117,000 and $23,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $14,700 of CDSCs was paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $1,015,740,952 and $553,767,152, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	38,743,553	9,106,356
Issued to shareholders electing to receive payments of distributions in Fund shares	263,579	217,382
Redemptions	(24,845,762)	(4,194,738)
Exchange from Class B shares	1,246,356	599,225
Net increase	15,407,726	5,728,225

14

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2008	2007
Sales	228,065	340,581
Issued to shareholders electing to receive payments of distributions in Fund shares	10,046	22,306
Redemptions	(2,045,593)	(1,760,747)
Exchange to Class A shares	(1,323,839)	(636,294)
Net decrease	(3,131,321)	(2,034,154)
	Year Ended October 31,
Class C	2008	2007
Sales	1,855,880	1,804,499
Issued to shareholders electing to receive payments of distributions in Fund shares	19,487	30,076
Redemptions	(2,751,581)	(1,654,125)
Net increase (decrease)	(876,214)	180,450

Class I	Period Ended October 31, 2008(1)
Sales	13,008,304
Issued to shareholders electing to receive payments of distributions in Fund shares	81
Redemptions	(900,751)
Net increase	12,107,634

(1)Class I commenced operations on November 30, 2007.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

15

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Mutual Funds Trust and Shareholders
of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

16

Eaton Vance Tax-Managed Value Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $31,948,283, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2008 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Tax-Managed Value Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.6%
Security	Shares	Value
Aerospace & Defense — 4.5%
General Dynamics Corp.	450,000	$27,144,000
Raytheon Co.	400,000	20,444,000
United Technologies Corp.	250,000	13,740,000
		$61,328,000
Auto Components — 0.8%
BorgWarner, Inc.	500,000	$11,235,000
		$11,235,000
Biotechnology — 0.9%
Amgen, Inc.(1)	200,000	$11,978,000
		$11,978,000
Capital Markets — 2.3%
Goldman Sachs Group, Inc.	110,000	$10,175,000
Invesco, Ltd.	1,400,000	20,874,000
		$31,049,000
Chemicals — 2.1%
Air Products and Chemicals, Inc.	250,000	$14,532,500
Dow Chemical Co. (The)	500,000	13,335,000
		$27,867,500
Commercial Banks — 5.9%
PNC Financial Services Group, Inc.	200,000	$13,334,000
U.S. Bancorp	1,050,000	31,300,500
Wells Fargo & Co.	1,050,000	35,752,500
		$80,387,000
Commercial Services & Supplies — 0.7%
Waste Management, Inc.	300,000	$9,369,000
		$9,369,000
Computers & Peripherals — 4.8%
Hewlett-Packard Co.	850,000	$32,538,000
International Business Machines Corp.	350,000	32,539,500
		$65,077,500

Security	Shares	Value
Diversified Financial Services — 5.7%
Bank of America Corp.	1,300,000	$31,421,000
Citigroup, Inc.	450,000	6,142,500
JPMorgan Chase & Co.	950,000	39,187,500
		$76,751,000
Diversified Telecommunication Services — 3.7%
AT&T, Inc.	950,000	$25,431,500
Verizon Communications, Inc.	825,000	24,477,750
		$49,909,250
Electric Utilities — 4.8%
Edison International	300,000	$10,677,000
Entergy Corp.	200,000	15,610,000
Exelon Corp.	400,000	21,696,000
FPL Group, Inc.	350,000	16,534,000
		$64,517,000
Energy Equipment & Services — 1.5%
Schlumberger, Ltd.	125,000	$6,456,250
Transocean, Inc.(1)	176,295	14,514,367
		$20,970,617
Food & Staples Retailing — 5.7%
CVS Caremark Corp.	1,100,000	$33,715,000
Kroger Co. (The)	1,000,000	27,460,000
Wal-Mart Stores, Inc.	300,000	16,743,000
		$77,918,000
Food Products — 2.6%
Nestle SA	900,000	$34,998,293
		$34,998,293
Health Care Providers & Services — 0.9%
Aetna, Inc.	225,000	$5,595,750
UnitedHealth Group, Inc.	300,000	7,119,000
		$12,714,750
Hotels, Restaurants & Leisure — 1.1%
McDonald's Corp.	250,000	$14,482,500
		$14,482,500

See notes to financial statements
18

Tax-Managed Value Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Household Products — 1.4%
Kimberly-Clark Corp.	300,000	$18,387,000
		$18,387,000
Industrial Conglomerates — 1.9%
General Electric Co.	1,350,000	$26,338,500
		$26,338,500
Insurance — 9.6%
ACE, Ltd.	350,000	$20,076,000
Aflac, Inc.	450,000	19,926,000
Chubb Corp.	600,000	31,092,000
MetLife, Inc.	825,000	27,406,500
Travelers Companies, Inc. (The)	750,000	31,912,500
		$130,413,000
Machinery — 1.7%
Caterpillar, Inc.	200,000	$7,634,000
Deere & Co.	400,000	15,424,000
		$23,058,000
Media — 3.3%
Comcast Corp., Class A	1,200,000	$18,912,000
Vivendi SA	500,000	13,069,552
Walt Disney Co.	500,000	12,950,000
		$44,931,552
Multiline Retail — 0.5%
Target Corp.	180,000	$7,221,600
		$7,221,600
Multi-Utilities — 0.9%
Dominion Resources, Inc.	350,000	$12,698,000
		$12,698,000
Oil, Gas & Consumable Fuels — 11.0%
Apache Corp.	165,000	$13,584,450
Chevron Corp.	425,000	31,705,000
ConocoPhillips	250,000	13,005,000
Exxon Mobil Corp.	450,000	33,354,000
Hess Corp.	125,000	7,526,250
Marathon Oil Corp.	250,000	7,275,000

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	450,000	$24,993,000
Peabody Energy Corp.(2)	300,000	10,353,000
XTO Energy, Inc.	200,000	7,190,000
		$148,985,700
Pharmaceuticals — 7.9%
Abbott Laboratories	250,000	$13,787,500
Johnson & Johnson	325,000	19,935,500
Merck & Co., Inc.	1,000,000	30,950,000
Pfizer, Inc.	1,700,000	30,107,000
Wyeth	400,000	12,872,000
		$107,652,000
Real Estate Investment Trusts (REITs) — 2.2%
AvalonBay Communities, Inc.	125,000	$8,877,500
Boston Properties, Inc.(2)	125,000	8,860,000
Public Storage, Inc.	75,000	6,112,500
Simon Property Group, Inc.	100,000	6,703,000
		$30,553,000
Road & Rail — 1.6%
Burlington Northern Santa Fe Corp.	250,000	$22,265,000
		$22,265,000
Specialty Retail — 2.0%
Staples, Inc.	900,000	$17,487,000
TJX Companies, Inc. (The)	350,000	9,366,000
		$26,853,000
Tobacco — 1.3%
Philip Morris International, Inc.	400,000	$17,388,000
		$17,388,000
Wireless Telecommunication Services — 1.3%
Rogers Communications, Inc., Class B	600,000	$17,454,000
		$17,454,000
Total Common Stocks (identified cost $1,121,821,008)		$1,284,750,762

See notes to financial statements
19

Tax-Managed Value Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 6.2%
Description	Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 3.45%(3)(4)	$30,959	$30,958,774
Cash Management Portfolio, 1.90%(4)	53,069	53,068,994
Total Short-Term Investments (identified cost $84,610,524)		$84,027,768
Total Investments — 100.8% (identified cost $1,206,431,532)		$1,368,778,530
Other Assets, Less Liabilities — (0.8)%		$(11,498,489)
Net Assets — 100.0%		$1,357,280,041

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at October 31, 2008.

(3)  The investment in Eaton Vance Cash Collateral Fund, LLC includes the value of invested cash collateral received for securities on loan at October 31, 2008. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities plus realized and unrealized losses, if any, on the amount invested. At October 31, 2008, the investment in Eaton Vance Cash Collateral Fund, LLC also includes $20,757,100 of cash collateral received on security loans that were terminated with the counterparty, for which the repayment obligations were settled by the Portfolio using other available cash.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements
20

Tax-Managed Value Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value including $10,688,640 of securities on loan (identified cost, $1,121,821,008)	$1,284,750,762
Affiliated investments, at value (identified cost, $84,610,524)	84,027,768
Receivable for investments sold	36,799,816
Dividends receivable	2,495,775
Interest receivable from affiliated investments	113,397
Securities lending income receivable	39,052
Tax reclaims receivable	507,783
Total assets	$1,408,734,353
Liabilities
Payable for investments purchased	$39,594,200
Collateral for securities loaned	10,961,150
Payable to affiliate for investment adviser fee	701,186
Payable to affiliate for Trustees' fees	2,924
Accrued expenses	194,852
Total liabilities	$51,454,312
Net Assets applicable to investors' interest in Portfolio	$1,357,280,041
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,194,926,473
Net unrealized appreciation (computed on the basis of identified cost)	162,353,568
Total	$1,357,280,041

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $169,590)	$35,742,826
Interest	93
Securities lending income, net	237,638
Interest income allocated from affiliated investments	1,499,961
Expenses allocated from affiliated investment	(206,174)
Total investment income	$37,274,344
Expenses
Investment adviser fee	$9,687,821
Trustees' fees and expenses	37,330
Custodian fee	336,804
Legal and accounting services	84,168
Miscellaneous	47,869
Total expenses	$10,193,992
Deduct — Reduction of custodian fee	$1
Total expense reductions	$1
Net expenses	$10,193,991
Net investment income	$27,080,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(221,571,208)
Investment transactions allocated from affiliated investment	(176,720)
Foreign currency transactions	(53,178)
Net realized loss	$(221,801,106)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(439,263,488)
Foreign currency	(21,336)
Net change in unrealized appreciation (depreciation)	$(439,284,824)
Net realized and unrealized loss	$(661,085,930)
Net decrease in net assets from operations	$(634,005,577)

See notes to financial statements
21

Tax-Managed Value Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$27,080,353	$21,338,601
Net realized gain (loss) from investment and foreign currency transactions	(221,801,106)	10,402,351
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(439,284,824)	187,564,735
Net increase (decrease) in net assets from operations	$(634,005,577)	$219,305,687
Capital transactions — Contributions	$1,026,614,787	$253,731,971
Withdrawals	(556,492,962)	(164,869,742)
Net increase in net assets from capital transactions	$470,121,825	$88,862,229
Net increase (decrease) in net assets	$(163,883,752)	$308,167,916
Net Assets
At beginning of year	$1,521,163,793	$1,212,995,877
At end of year	$1,357,280,041	$1,521,163,793

See notes to financial statements
22

Tax-Managed Value Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2008	2007	2006		2005		2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.66%	0.66%	0.67	%(1)	0.68	%(1)	0.69%
Net investment income	1.71%	1.56%	1.67%		1.40%		1.57%
Portfolio Turnover	84%	14%	26%		40%		44%
Total Return	(32.85)%	17.51%	19.53%		15.76%		13.55%
Net assets, end of year (000's omitted)	$1,357,280	$1,521,164	$1,212,996		$946,075		$797,423

(1)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

(2)  Excludes the effect of custody credits, if any, of less than 0.005%.

See notes to financial statements
23

Tax-Managed Value Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 90.4% and 9.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At October 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

24

Tax-Managed Value Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $2 billion and at reduced rates as average net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $9,886,138 of which $198,317 was allocated from Cash Management and $9,687,821 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.62% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008,

25

Tax-Managed Value Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,756,784,102 and $1,295,314,826, respectively, for the year ended October 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,211,959,599
Gross unrealized appreciation	$211,814,092
Gross unrealized depreciation	(54,995,161)
Net unrealized appreciation	$156,818,931

The net unrealized appreciation on foreign currency transactions at October 31, 2008 on a federal income tax basis was $6,570.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $1,012,519 for the year ended October 31, 2008. At October 31, 2008, the value of the securities loaned and the value of the collateral received amounted to $10,688,640 and $10,961,150, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

26

Tax-Managed Value Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

27

Eaton Vance Tax-Managed Value Fund
Tax-Managed Value Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Value Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	79,366,850	779,273
Thomas E. Faust Jr.	79,354,633	791,490
Allen R. Freedman	79,351,101	795,021
William H. Park	79,370,649	775,473
Ronald A. Pearlman	79,377,895	768,227
Helen Frame Peters	79,369,399	776,723
Heidi L. Steiger	79,379,659	766,464
Lynn A. Stout	79,390,539	755,584
Ralph F. Verni	79,353,279	792,844

Each nominee was also elected a Trustee of the Portfolio.

Tax-Managed Value Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

28

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

29

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

30

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and Portfolio to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research; "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

32

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Portfolio	Since 2001	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

501-12/08  TVSRC

Annual Report October 31, 2008

EATON VANCE
FLOATING-RATE ADVANTAGE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/
broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION FUND PERFORMANCE

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager

Economic and Market Conditions

•  During the year ended October 31, 2008, all credit markets experienced unprecedented volatility, and the bank loan market was no exception. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which in turn, caused the world economy to slip into recession. The year was a rollercoaster for the loan market and for the Fund. The total return for the S&P/LSTA Leveraged Loan Index (the Index) through the first nine months of the Fund’s fiscal year was - 2.91%, disappointing, but, given the environment, not especially bad compared to other markets. However, September brought a series of events that rattled the markets more deeply: the bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, Inc. and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. In the Fund’s fiscal fourth quarter, the Index declined -18.66%, by far its worst quarterly showing ever. The average loan price in the Fund was 71.1% of par at October 31, 2008. Although statistics vary with respect to recovery rates of loans in default, the historical rate has been approximately 70% of par. As such, bank loan prices at year-end were approaching levels that implied near universal default. At year-end, 1.8% of the Fund was in default versus 2.0% for the Index.

•  While there is little doubt that a recession would-bring higher default rates, it is difficult to reconcile recent trading levels with market fundamentals. A range of credit statistics and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with historical patterns. Despite this, bank loans traded below historical recovery levels, thus implying a near 100% default rate. The most compelling, albeit obvious, explanation for the market’s depressed trading level was that there were more sellers of bank loans than buyers. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. Some selling was voluntary, as redemptions from mutual funds were significant throughout the year. In addition, many hard-pressed banks and investment banks that typically make markets in bank loans were hesitant to own loans, making trading more volatile. Later in the period, there were signs that many institutional investors were attracted to the asset class by record low loan prices. However, selling outweighed buying, pushing loan prices lower.

Management Discussion

•  The Fund’s(1) investment objective is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers. The Fund also utilizes leverage for the purpose of acquiring additional income-producing

Eaton Vance Floating-Rate Advantage Fund

Total Return Performance 3/15/08 – 10/31/08

Advisers Class(2)	-20.84%
Class C(2)	-21.06%
Class I(2)	-20.71%
S&P/LSTA Leveraged Loan Index(3)	-22.33%

Total Return Performance 3/17/08 – 10/31/08

Class A(2)	-20.94%
S&P/LSTA Leveraged Loan Index(3)	-22.18%

Total Return Performance 10/31/07 – 10/31/08

Class B(2)	-27.45	%*
S&P/LSTA Leveraged Loan Index(3)	-21.02%

Please refer to page 3 for additional performance information.

(1)

The Fund currently invests in a separate registered investment company, Senior Debt Portfolio (the Portfolio), with the same investment objective and policies as the Fund. References to investments and borrowings are to the Portfolio’s holdings and borrowings.

(2)

These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. Advisers Class and Class I shares are offered to certain investors at net asset value.

(3)

It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

*	Performance for period prior to 3/15/08 reflects performance of Eaton Vance Prime Rate Reserves. The Fund is the successor to Eaton Vance Prime Rate Reserves.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

investments. In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market.

•  The Fund’s investments included 419 borrowers at October 31, 2008, with an average loan size of 0.23% of total investments, and no industry constituting more than 9% of total investments. Healthcare, business equipment and services, publishing, chemicals and plastics, and cable and satellite television and were the top industry weightings.

•  The Fund’s underperformance of its benchmark during the year was due primarily to its exposure to the European leveraged loan market and the Fund’s use of leverage.

•  As of October 31, 2008, the Fund had borrowings of approximately 25% of its total investments. The Fund currently borrows through a commercial paper program. Use of financial leverage creates an opportunity for increased income, but at the same time creates special risks (including the likelihood of greater volatility in the net asset value). The cost of borrowings under the Fund’s commercial paper facility rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of leverage may be offset by increased/decreased income from the Fund’s senior loan investments.

•  The Fund had a 14% exposure to European loans at October 31, 2008. While the Fund’s involvement in the European leveraged loan market represented further opportunity for diversification, this market was affected more significantly than the U.S. market by the recent credit market turmoil. However, defaults and credit losses in the European loan market remained minimal.

Portfolio Composition

Top Ten Holdings(1)

By total investments

HCA, Inc.	1.2%
SunGard Data Systems, Inc.	1.1
Georgia-Pacific Corp.	1.1
Charter Communications Operating, Inc.	1.1
Univision Communications, Inc.	1.0
UPC Broadband Holding B.V.	0.9
Hexion Specialty Chemicals, Inc.	0.9
Nielsen Finance, LLC	0.8
Celanese Holdings LLC	0.8
NRG Energy, Inc.	0.8

(1)	Top Ten Holdings reflect the Portfolio’s investments as of 10/31/08. Holdings are shown as a percentage of the Portfolio’s total investments.

Top Five Industries(2)

By total investments

Health Care	8.2%
Publishing	7.9
Business Equipment & Services	6.8
Chemicals & Plastics	6.7
Cable & Satellite Television	6.3

(2)	Reflects the Portfolio’s investments as of 10/31/08. Industries are shown as a percentage of the Portfolio’s total investments.

Credit Quality Ratings for Total Loan Investments(3)

By total loan investments

Baa	0.7%
Ba	46.6
B	33.9
Caa	2.3
Non-Rated(4)	16.6

(3)

Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Portfolio’s total loan investments as of 10/31/08. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(4)

Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)

	Advisers
	Class		Class A		Class B	Class C		Class I
Share Class Symbol	EVFAX		EAFAX		EBFHX	ECFAX		EIFAX
Average Annual Total Returns (at net asset value)
One year	N.A.		N.A.		-27.45%	N.A.		N.A.
Five years	N.A.		N.A.		-2.59	N.A.		N.A.
Ten years	N.A.		N.A.		0.67	N.A.		N.A.
Life of Fund†	-20.84	%*	-20.94	%*	3.74	-21.06	%*	-20.71	%*
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	N.A.		N.A.		-29.50%	N.A.		N.A.
Five years	N.A.		N.A.		-2.59	N.A.		N.A.
Ten years	N.A.		N.A.		0.67	N.A.		N.A.
Life of Fund†	-20.84	%*	-22.72	%*	3.74	-21.82	%*	-20.71	%*

† Inception Dates: – Advisers Class: 3/15/08; Class A: 3/17/08; Class B: 8/4/89; Class C: 3/15/08; Class I: 3/15/08.

*Performance represents cumulative returns.

(1) Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Advisers Class and Class I shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. 1-year SEC returns for Class C reflect 1% CDSC. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual	Advisers
Operating Expenses(2)	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.75%	1.75%	2.10%	2.25%	1.50%

(2) From the Fund’s prospectus dated 3/14/08.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate Advantage Fund Class B vs. the S&P/LSTA Leveraged Loan Index*

October 31, 1998 – October 31, 2008

* Sources: Lipper Inc. Class B of the Fund commenced operations on 8/4/89. Index data is available as of month end only.

A $10,000 hypothetical investment at net asset value in Class A on 3/17/08, Class C on 3/15/08, Class I on 3/15/08 and Advisers Class on 3/15/08 would have been valued at $7,906 ($7,728 at the maximum offering price), $7,894 ($7,818, including CDSC)), $7 ,929 and $7,916, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value wil fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate Advantage Fund

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Advisers Class	$1,000.00	$759.10	$9.46
Class A	$1,000.00	$758.10	$9.32
Class B	$1,000.00	$758.00	$11.31
Class C	$1,000.00	$757.40	$11.66
Class I	$1,000.00	$760.10	$8.36
Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,014.40	$10.84
Class A	$1,000.00	$1,014.50	$10.68
Class B	$1,000.00	$1,012.30	$12.95
Class C	$1,000.00	$1,011.90	$13.35
Class I	$1,000.00	$1,015.60	$9.58

* Expenses are equal to the Fund's annualized expense ratio of 2.14% for Advisers Class shares, 2.11% for Class A shares, 2.56% for Class B shares, 2.64% for Class C shares and 1.89% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business of April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Senior Debt Portfolio, at value (identified cost, $1,720,943,286)	$1,119,305,022
Receivable for Fund shares sold	8,469,004
Total assets	$1,127,774,026
Liabilities
Dividends payable	$2,850,075
Payable for Fund shares redeemed	2,635,982
Payable to affiliate for distribution and service fees	536,712
Payable to affiliate for administration fee	104,461
Payable to affiliate for Trustees' fees	40
Accrued expenses	156,485
Total liabilities	$6,283,755
Net Assets	$1,121,490,271
Sources of Net Assets
Paid-in capital	$2,299,105,601
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(573,402,243)
Accumulated distributions in excess of net investment income	(2,574,823)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(601,638,264)
Total	$1,121,490,271
Advisers Class Shares
Net Assets	$27,959,820
Shares Outstanding	3,669,770
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.62
Class A Shares
Net Assets	$444,144,110
Shares Outstanding	58,330,177
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.61
Maximum Offering Price Per Share (100 ÷ 97.75 of $7.61)	$7.79
Class B Shares
Net Assets	$151,320,981
Shares Outstanding	19,837,665
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.63
Class C Shares
Net Assets	$484,550,859
Shares Outstanding	63,626,315
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.62
Class I Shares
Net Assets	$13,514,501
Shares Outstanding	1,773,339
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.62
On sales of $100,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008**

Investment Income
Interest allocated from Portfolio	$119,945,952
Expenses allocated from Portfolio	(23,063,633)
Net investment income from Portfolio	$96,882,319
Expenses
Administration fee	$1,017,451
Trustees' fees and expenses	1,733
Distribution and service fees Advisers Class	47,400
Class A	774,315
Class B	4,107,201
Class C	3,319,479
Transfer and dividend disbursing agent fees	1,166,770
Printing and postage	352,036
Legal and accounting services	106,383
Registration fees	171,412
Custodian fee	57,094
Miscellaneous	170,308
Total expenses	$11,291,582
Net investment income	$85,590,737
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(51,648,588)
Swap contracts	207,192
Foreign currency and forward foreign currency exchange contract transactions	33,599,101
Net realized loss	$(17,842,295)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(467,379,342)
Swap contracts	(349,832)
Foreign currency and forward foreign currency exchange contracts	8,342,059
Net change in unrealized appreciation (depreciation)	$(459,387,115)
Net realized and unrealized loss	$(477,229,410)
Net decrease in net assets from operations	$(391,638,673)

** Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

See notes to financial statements

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008*	Year Ended October 31, 2007(1)	Year Ended November 30, 2006
From operations — Net investment income	$85,590,737	$72,132,046	$79,925,750
Net realized gain (loss) from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(17,842,295)	452,285	(5,986,627)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(459,387,115)	(32,930,601)	7,596,342
Net increase (decrease) in net assets from operations	$(391,638,673)	$39,653,730	$81,535,465
Distributions to shareholders — From net investment income Advisers Class	$(995,935)	$—	$—
Class A	(16,194,549)	—	—
Class B	(34,565,370)	(73,797,943)	(80,790,251)
Class C	(21,425,668)	—	—
Class I	(827,902)	—	—
Tax return of capital Advisers Class		(119,637)
Class A	(1,945,383)
Class B	(4,152,193)
Class C	(2,573,775)
Class I	(99,453)
Total distributions to shareholders	$(82,899,865)	$(73,797,943)	$(80,790,251)
Transactions in shares of beneficial interest — Proceeds from sale of shares Advisers Class	$9,129,233	$—	$—
Class A	56,985,769	—	—
Class B	9,777,200	40,166,348	53,849,567
Class C	7,957,428	—	—
Class I	897,901	—	—
Net asset value of shares issued to shareholders in payment of distributions declared Advisers Class	762,435	—	—
Class A	10,442,266	—	—
Class B	20,026,914	39,453,791	42,998,968
Class C	16,706,127	—	—
Class I	488,897	—	—
Cost of shares redeemed Advisers Class	(10,722,609)	—	—
Class A	(73,490,146)	—	—
Class B	(279,290,004)	(160,508,272)	(252,093,538)
Class C	(165,335,095)	—	—
Class I	(13,372,559)	—	—
Net asset value of shares exchanged Class A	605,354,584	—	—
Class B	(605,354,584)	—	—
Issued in connection with tax-free reorganization (see Note 9) Advisers Class	34,997,278	—	—
Class C	781,241,870	—	—
Class I	29,992,032	—	—
Net increase (decrease) in net assets from Fund share transactions	$437,194,937	$(80,888,133)	$(155,245,003)
Net increase (decrease) in net assets	$(37,343,601)	$(115,032,346)	$(154,499,789)
Net Assets
At beginning of period	$1,158,833,872	$1,273,866,218	$1,428,366,007
At end of period	$1,121,490,271	$1,158,833,872	$1,273,866,218
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(307,675)	$(2,168,555)	$786,134

(1)  For the eleven months ended October 31, 2007.

*  Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

See notes to financial statements

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Advisers Class
	Period Ended October 31, 2008(1)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income(2)	$0.395
Net realized and unrealized loss	(2.405)
Total loss from operations	$(2.010)
Less distributions
From net investment income	$(0.330)
Tax return of capital	(0.040)
Total distributions	$(0.370)
Net asset value — End of period	$7.620
Total Return(3)	(20.84	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$27,960
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.17	%(6)
Interest expense(4)	0.96	%(6)
Total expenses(4)	2.13	%(6)
Net investment income	6.25	%(6)
Portfolio Turnover of the Portfolio	7	%(8)

(1)  Advisers Class commenced operations on March 15, 2008.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  Not annualized.

(8)  For the Portfolio's year ended October 31, 2008.

See notes to financial statements

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Period Ended October 31, 2008(1)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income(2)	$0.388
Net realized and unrealized loss	(2.408)
Total loss from operations	$(2.020)
Less distributions
From net investment income	$(0.330)
Tax return of capital	(0.040)
Total distributions	$(0.370)
Net asset value — End of period	$7.610
Total Return(3)	(20.94	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$444,144
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.16	%(6)
Interest expense(4)	0.97	%(6)
Total expenses(4)	2.13	%(6)
Net investment income	6.23	%(6)
Portfolio Turnover of the Portfolio	7	%(8)

(1)  Class A commenced operations on March 17, 2008.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  Not annualized.

(8)  For the Portfolio's year ended October 31, 2008.

See notes to financial statements

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B†
	Year Ended	Period Ended		Year Ended November 30,
	October 31, 2008(1)	October 31, 2007(1)(2)		2006(1)	2005(1)		2004		2003
Net asset value — Beginning of period	$11.180	$11.500		$11.500	$11.490		$11.240		$10.830
Income (loss) from operations
Net investment income	$0.662	$0.670		$0.667	$0.481		$0.345		$0.365
Net realized and unrealized gain (loss)	(3.601)	(0.307)		0.008	0.014		0.249		0.409
Total income (loss) from operations	$(2.939)	$0.363		$0.675	$0.495		$0.594		$0.774
Less distributions
From net investment income	$(0.545)	$(0.683)		$(0.675)	$(0.485)		$(0.344)		$(0.364)
Tax return of capital	(0.066)
Total distributions	$(0.611)	$(0.683)		$(0.675)	$(0.485)		$(0.344)		$(0.364)
Net asset value — End of period	$7.630	$11.180		$11.500	$11.500		$11.490		$11.240
Total Return(3)	(27.45)%	3.23	%(8)	6.02%	4.41%		5.30%		7.32%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$151,321	$1,158,834		$1,273,866	$1,428,366		$1,636,855		$1,840,559
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.51%	1.40	%(6)	1.32%	1.33%		1.31%		1.31%
Interest expense(4)	1.02%	0.70	%(6)	0.01%	0.00	%(7)	0.00	%(7)	0.01%
Total expenses(4)	2.53%	2.10	%(6)	1.33%	1.33%		1.31%		1.32%
Net investment income	6.37%	6.39	%(6)	5.79%	4.18%		3.02%		3.34%
Portfolio Turnover of the Portfolio	7%	55	%(8)	51%	65%		87%		47%

†  Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization. The per share data has been restated for a 0.8166 for 1 split, representing the share exchange rate on the date of the reorganization.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the eleven month period ended October 31, 2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  Represents less than 0.01%.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Period Ended October 31, 2008(1)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income(2)	$0.362
Net realized and unrealized loss	(2.400)
Total loss from operations	$(2.038)
Less distributions
From net investment income	$(0.305)
Tax return of capital	(0.037)
Total distributions	$(0.342)
Net asset value — End of period	$7.620
Total Return(3)	(21.06	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$484,551
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.68	%(6)
Interest expense(4)	0.96	%(6)
Total expenses(4)	2.64	%(6)
Net investment income	5.74	%(6)
Portfolio Turnover of the Portfolio	7	%(8)

(1)  Class C commenced operations on March 15, 2008.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  Not annualized.

(8)  For the Portfolio's year ended October 31, 2008.

See notes to financial statements

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended October 31, 2008(1)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income(2)	$0.412
Net realized and unrealized loss	(2.407)
Total loss from operations	$(1.995)
Less distributions
From net investment income	$(0.344)
Tax return of capital	(0.041)
Total distributions	$(0.385)
Net asset value — End of period	$7.620
Total Return(3)	(20.71	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$13,515
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.92	%(6)
Interest expense(4)	0.96	%(6)
Total expenses(4)	1.88	%(6)
Net investment income	6.51	%(6)
Portfolio Turnover of the Portfolio	7	%(8)

(1)  Class I commenced operations on March 15, 2008.

(2)  Computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Annualized.

(7)  Not annualized.

(8)  For the Portfolio's year ended October 31, 2008.

See notes to financial statements

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The financial statements of the Fund reflect the historical financial results of Eaton Vance Prime Rate Reserves (the Predecessor Fund) prior to its reorganization (see Note 9). The investment objective and policies of the Predecessor Fund, which also invested in the Portfolio, were substantially similar to those of the Fund.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $576,484,544 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax: Such capital loss carryforward will expire on October 31, 2009 ($194,462,963), October 31, 2010 ($154,919,765), October 31, 2011 ($86,475,719), October 31, 2012 (774,702), October 31, 2013 ($704,819), October 31, 2015 (14,497,995) and October 31, 2016 ($124,648,581).

A capital loss carryforward of $160,589,153 included in the amounts above will be available to the Fund as a result of the reorganization of Eaton Vance Advisers Senior Floating-Rate Fund, EV Classic Senior Floating-Rate Fund and Eaton Vance Institutional Senior Floating-Rate Fund on March 14, 2008 (see Note 9). Utilization of this additional capital loss carryforward may be limited in accordance with certain income tax regulations.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's and Predecessor Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the year ended October 31, 2008, period ended October 31, 2007 and year ended November 30, 2006 was as follows:

	Year Ended October 31, 2008	Period Ended October 31, 2007	Year Ended November 30, 2006
Distributions declared from:
Ordinary income	$74,009,424	$73,797,943	$80,790,251
Tax return of capital	8,890,441

During the year ended October 31, 2008, accumulated net investment income were decreased by $11,987,581, accumulated net realized loss was increased by $223,297,339 and paid-in capital was increased by $235,284,920 due to differences between book and tax accounting, primarily for mixed straddles, swap contracts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(576,484,544)
Net unrealized depreciation	$(598,280,711)
Other temporary differences	$(2,850,075)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, swap contracts and timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

Effective March 15, 2008, an administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund's average daily net assets. Prior to March 15, 2008, EVM served as the administrator of the Predecessor Fund, but received no compensation as long as the distribution fee was paid by the Predecessor Fund. For the year ended October 31, 2008, the administration fee amounted to $1,017,451. The Portfolio

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $54,943 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,937 as its portion of the sales charge on sales of Class A shares for the period from March 17, 2008 to October 31, 2008. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers Plan and Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period from March 15, 2008 to October 31, 2008 amounted to $47,400 for Advisers Class shares, and for the period from March 17, 2008 to October 31, 2008 amounted to $774,315 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. Prior to March 15, 2008, the Predecessor Fund had a distribution plan in effect that allowed it to pay distribution fees of 0.70% per annum of its average daily net assets to EVD for the sale and distribution of its shares. For the year ended October 31, 2008, the Fund paid or accrued to EVD $3,645,276 (including $2,721,426 related to the Predecessor Fund) and $2,655,583 for Class B and Class C shares, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period from March 15, 2008 to October 31, 2008 amounted to $461,925 and $663,896 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the period from March 15, 2008 to October 31, 2008, the Fund was informed that EVD received approximately $197,000 and $31,000 of CDSCs paid by Class B and Class C shareholders, respectively.

Prior to March 15, 2008, an early withdrawal charge (EWC) was charged to repurchasing shareholders and paid to EVD in connection with most shares held for less than four years which were accepted by the Predecessor Fund for repurchase. The EWC was imposed at declining rates that began at 3% in the case of repurchases in the first year after purchase, declined to 2.5%, 2% and 1% in the second, third and fourth year, respectively, and 0% thereafter. The EWC was based on the lower of the net asset value at the time of purchase or repurchase. Shares acquired through the reinvestment of distributions were

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

exempt from the EWC. Redemptions were made first from shares that were not subject to an EWC. The Predecessor Fund was informed that EVD received approximately $182,800 in EWCs for the period from November 1, 2007 through March 14, 2008.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Portfolio, excluding the effect of the reorganization of Advisers Fund, Classic Fund and Institutional Fund as described in Note 9, aggregated $1,844,822,272 and $1,507,257,257, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Advisers Class	Period Ended October 31, 2008(1)
Sales	1,173,587
Issued in connection with the acquisition of Eaton Vance Advisers Senior Floating-Rate Fund	3,499,728
Issued to shareholders electing to receive payments of distributions in Fund shares	78,774
Redemptions	(1,082,319)
Net increase	3,669,770
Class A	Period Ended October 31, 2008(1)
Sales	5,673,088
Issued to shareholders electing to receive payments of distributions in Fund shares	1,090,809
Redemptions	(7,603,566)
Exchange from Class B shares	59,169,846
Net increase	58,330,177

Class B	Year Ended October 31, 2008*	Period Ended October 31, 2007(2)*	Year Ended November 30, 2006*
Sales	929,409	3,511,289	4,674,415
Issued to shareholders electing to receive payments of distributions in Fund shares	1,941,559	3,466,814	3,733,457
Redemptions	(27,546,856)	(14,135,638)	(21,796,565)
Exchange to Class A shares	(59,168,319)	—	—
Net decrease	(83,844,207)	(7,157,535)	(13,388,693)

Class C	Period Ended October 31, 2008(1)
Sales	781,462
Issued in connection with the acquisition of EV Classic Senior Floating-Rate Fund	78,124,187
Issued to shareholders electing to receive payments of distributions in Fund shares	1,723,721
Redemptions	(17,003,055)
Net increase	63,626,315
Class I	Period Ended October 31, 2008(1)
Sales	87,165
Issued in connection with the acquisition of Eaton Vance Institutional Senior Floating-Rate Fund	2,999,203
Issued to shareholders electing to receive payments of distributions in Fund shares	49,463
Redemptions	(1,362,492)
Net increase	1,773,339

(1)  For the period from the start of business, March 15, 2008, to October 31, 2008 for Advisers Class, Class C and Class I, and March 17, 2008 to October 31, 2008 for Class A.

(2)  For the eleven months ended October 31, 2007.

*  Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization. The information has been restated for a 0.8166 for 1 split, representing the share exchange rate on the date of reorganization.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

9  Reorganization

As of the close of business on March 14, 2008, the Fund acquired the net assets of Eaton Vance Prime Rate Reserves (Prime Rate Reserves) pursuant to a plan of reorganization

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

approved by its shareholders. Prior to this acquisition, the Fund had not commenced operations. The acquisition was accomplished by a tax-free exchange of 92,146,278 shares of Class B of the Fund for the 112,846,521 shares of Prime Rate Reserves outstanding on March 14, 2008. The aggregate net assets of Prime Rate Reserves on March 14, 2008 were $921,462,778.

Additionally, as of the close of business on March 14, 2008, the Fund acquired the net assets of Eaton Vance Advisers Senior Floating-Rate Fund (Advisers Fund), EV Classic Senior Floating-Rate Fund (Classic Fund) and Eaton Vance Institutional Senior Floating-Rate Fund (Institutional Fund), each of which also invested in the Portfolio, pursuant to a plan of reorganization approved by the shareholders. The acquisitions were accomplished by tax-free exchanges of 3,499,728 shares of Advisers Class of the Fund for the 4,294,600 shares of the Advisers Fund outstanding on March 14, 2008, 78,124,187 shares of Class C of the Fund for the 95,962,919 shares of the Classic Fund outstanding on March 14, 2008 and 2,999,203 shares of Class I of the Fund for the 3,680,699 shares of the Institutional Fund outstanding on March 14, 2008. The aggregate net assets of the Fund immediately before the acquisition were $921,462,778. The net assets of the Advisers Fund, Classic Fund and Institutional Fund at that date of $34,997,278, $781,241,870 and $29,992,032, respectively, including $5,962,341, $106,752,582 and $5,311,335 of unrealized appreciation, respectively, were combined with those of the Fund, resulting in combined net assets of $1,767,693,958.

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Floating-Rate Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2008, the related statements of operations and changes in net assets for the year then ended, the statements of changes in net assets of Prime Rate Reserves ("Predecessor Fund") for the eleven months ended October 31, 2007, and the year ended November 30, 2006, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

As discussed in Note 9 to the financial statements, on March 14, 2008, the Fund acquired the net assets of Eaton Vance Prime Rate Reserves, Eaton Vance Advisers Senior Floating-Rate Fund, EV Classic Senior Floating-Rate Fund, and Eaton Vance Institutional Senior Floating-Rate Fund, pursuant to a tax-free plan of reorganization approved by the shareholders. Accordingly, the accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008, the results of its operations and changes in its net assets for the year then ended, the changes in net assets of Prime Rate Reserves for the eleven months ended October 31, 2007, and the year ended November 30, 2006,and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 127.4%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 2.1%
	Atlantic Inertial Systems, Inc.
GBP	839,278	Term Loan, 9.31%, Maturing July 20, 2014	$1,094,061
	AWAS Capital, Inc.
	5,001,523	Term Loan, 5.00%, Maturing March 22, 2013	3,576,089
	Colt Defense, LLC
	1,472,129	Term Loan, 7.18%, Maturing July 9, 2014	1,155,622
	DAE Aviation Holdings, Inc.
	567,742	Term Loan, 7.17%, Maturing July 31, 2014	422,968
	574,468	Term Loan, 7.37%, Maturing July 31, 2014	427,979
	Evergreen International Aviation
	2,724,628	Term Loan, 9.00%, Maturing October 31, 2011	2,077,529
	Hawker Beechcraft Acquisition
	186,335	Term Loan, 5.76%, Maturing March 26, 2014	120,985
	3,574,343	Term Loan, 5.76%, Maturing March 26, 2014	2,320,771
	Hexcel Corp.
	1,531,348	Term Loan, 5.25%, Maturing March 1, 2012	1,362,900
	IAP Worldwide Services, Inc.
	581,302	Term Loan, 9.06%, Maturing December 30, 2012	389,473
	Jet Aviation Holding, AG
	897,122	Term Loan, 3.16%, Maturing May 15, 2013	758,068
	Spirit AeroSystems, Inc.
	2,681,909	Term Loan, 6.50%, Maturing December 31, 2011	2,286,328
	TransDigm, Inc.
	3,000,000	Term Loan, 5.21%, Maturing June 23, 2013	2,298,750
	Vought Aircraft Industries, Inc.
	2,000,000	Revolving Loan, 0.00%, Maturing December 22, 2009(2)	1,770,000
	2,198,015	Term Loan, 5.62%, Maturing December 17, 2011	1,747,422
	1,000,000	Term Loan, 6.42%, Maturing December 17, 2011	750,000
	Wesco Aircraft Hardware Corp.
	1,000,000	Term Loan - Second Lien, 8.87%, Maturing September 29, 2014	767,500
			$23,326,445
	Air Transport — 0.6%
	Delta Air Lines, Inc.
	4,944,962	Term Loan - Second Lien, 6.25%, Maturing April 30, 2014	$2,843,353
	Northwest Airlines, Inc.
	4,746,000	DIP Loan, 5.00%, Maturing August 21, 2009	3,862,057
			$6,705,410

Principal Amount*		Borrower/Tranche Description	Value
Automotive — 4.6%
Accuride Corp.
	5,855,002	Term Loan, 7.31%, Maturing January 31, 2012	$4,435,164
Adesa, Inc.
	7,222,157	Term Loan, 6.02%, Maturing October 18, 2013	4,808,750
Allison Transmission, Inc.
	3,871,915	Term Loan, 5.67%, Maturing September 30, 2014	2,659,177
Chrysler Financial
	2,493,703	Term Loan, 6.82%, Maturing August 1, 2014	1,710,264
CSA Acquisition Corp.
	922,575	Term Loan, 6.31%, Maturing December 23, 2011	643,496
	1,196,898	Term Loan, 6.31%, Maturing December 23, 2011	834,836
Dayco Products, LLC
	4,577,330	Term Loan, 8.01%, Maturing June 21, 2011	1,556,292
Federal-Mogul Corp.
	3,575,166	Term Loan, 5.48%, Maturing December 27, 2014	2,176,382
	2,767,879	Term Loan, 6.12%, Maturing December 27, 2015	1,684,947
Financiere Truck (Investissement)
EUR	475,962	Term Loan, 6.97%, Maturing February 15, 2012	415,546
Ford Motor Co.
	4,937,063	Term Loan, 7.59%, Maturing December 15, 2013	2,743,595
Fraikin, Ltd.
GBP	596,292	Term Loan, 8.14%, Maturing February 15, 2012	633,365
GBP	690,864	Term Loan, 8.27%, Maturing February 15, 2012(2)	733,816
General Motors Corp.
	8,253,311	Term Loan, 5.80%, Maturing November 29, 2013	4,564,081
Goodyear Tire & Rubber Co.
	11,799,293	Term Loan - Second Lien, 4.78%, Maturing April 30, 2010	8,397,168
HLI Operating Co., Inc.
EUR	109,091	Term Loan, 4.87%, Maturing May 30, 2014	119,576
EUR	1,867,273	Term Loan, 7.67%, Maturing May 30, 2014	1,856,347
Keystone Automotive Operations, Inc.
	4,495,088	Term Loan, 7.15%, Maturing January 12, 2012	2,584,676
Kwik Fit Group Ltd.
GBP	2,500,000	Term Loan, 7.92%, Maturing August 31, 2013	1,683,111
Locafroid Services S.A.S.
EUR	714,174	Term Loan, 7.30%, Maturing February 15, 2012(2)	623,522
Tenneco Automotive, Inc.
	3,125,000	Term Loan, 5.50%, Maturing March 17, 2014	2,437,500
TriMas Corp.
	375,000	Term Loan, 4.88%, Maturing August 2, 2011	285,000
	1,592,500	Term Loan, 5.63%, Maturing August 2, 2013	1,210,300
United Components, Inc.
	2,779,297	Term Loan, 4.81%, Maturing June 30, 2010	2,115,740
			$50,912,651

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Beverage and Tobacco — 0.4%
Beverage Packaging Holdings
EUR	412,389	Term Loan, 7.40%, Maturing May 11, 2015	$389,828
EUR	412,389	Term Loan, 7.65%, Maturing May 11, 2016	391,580
Culligan International Co.
EUR	3,000,000	Term Loan - Second Lien, 9.78%, Maturing May 31, 2013	764,730
Liberator Midco, Ltd.
EUR	875,000	Term Loan, 6.75%, Maturing October 27, 2013	874,062
EUR	855,249	Term Loan, 7.13%, Maturing October 27, 2014	854,332
Van Houtte, Inc.
	1,738,000	Term Loan, 6.26%, Maturing July 11, 2014	1,407,780
	237,000	Term Loan, 6.26%, Maturing July 11, 2014	191,970
			$4,874,282
Brokers, Dealers and Investment Houses — 0.5%
AmeriTrade Holding Corp.
	6,577,782	Term Loan, 4.50%, Maturing December 31, 2012	$5,500,670
			$5,500,670
Building and Development — 6.7%
401 North Wabash Venture, LLC
	3,760,708	Term Loan, 4.95%, Maturing May 7, 2009(2)	$2,820,531
AIMCO Properties, L.P.
	9,000,000	Term Loan, 5.43%, Maturing March 23, 2011	7,785,000
Banning Lewis Ranch Co., LLC
	5,250,000	Term Loan, 4.68%, Maturing December 3, 2012(2)	4,882,500
Beacon Sales Acquisition, Inc.
	1,960,000	Term Loan, 6.02%, Maturing September 30, 2013	1,470,000
Brickman Group Holdings, Inc.
	4,457,125	Term Loan, 5.12%, Maturing January 23, 2014	3,498,843
Building Materials Corp. of America
	446,203	Term Loan, 6.62%, Maturing February 22, 2014	311,450
Capital Automotive (REIT)
	3,000,130	Term Loan, 5.47%, Maturing December 16, 2010	1,911,083
Epco/Fantome, LLC
	4,692,000	Term Loan, 5.80%, Maturing November 23, 2010	4,410,480
Financiere Daunou S.A.
	1,411,871	Term Loan, 5.89%, Maturing May 31, 2015	510,627
	1,430,448	Term Loan, 6.14%, Maturing February 28, 2016	517,346
Forestar USA Real Estate Group, Inc.
	4,225,000	Revolving Loan, 5.97%, Maturing December 1, 2010(2)	3,971,500
	4,225,000	Term Loan, 7.48%, Maturing December 1, 2010	4,140,500
Hearthstone Housing Partners II, LLC
	5,976,667	Revolving Loan, 5.92%, Maturing December 1, 2009(2)	3,704,936

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Hovstone Holdings, LLC
	2,205,000	Term Loan, 6.75%, Maturing February 28, 2009	$1,447,362
	LNR Property Corp.
	1,718,000	Term Loan, 6.04%, Maturing July 3, 2011	940,605
	Materis
EUR	823,329	Term Loan, 6.88%, Maturing April 27, 2014	663,204
EUR	876,671	Term Loan, 7.25%, Maturing April 27, 2015	706,172
	Mueller Water Products, Inc.
	4,381,603	Term Loan, 5.22%, Maturing May 24, 2014	3,373,834
	NCI Building Systems, Inc.
	2,183,847	Term Loan, 5.42%, Maturing June 18, 2010	1,856,270
	Panolam Industries Holdings, Inc.
	2,103,590	Term Loan, 6.51%, Maturing September 30, 2012	1,809,087
	Realogy Corp.
	4,193,277	Term Loan, 6.50%, Maturing September 1, 2014	2,697,673
	1,128,961	Term Loan, 6.93%, Maturing September 1, 2014	726,298
	South Edge, LLC
	4,475,000	Term Loan, 6.25%, Maturing October 31, 2009(3)	727,187
	TRU 2005 RE Holding Co.
	13,750,000	Term Loan, 6.72%, Maturing December 9, 2008	10,048,954
	United Subcontractors, Inc.
	2,690,763	Term Loan - Second Lien, 12.42%, Maturing June 27, 2013(4)	1,022,490
	WCI Communities, Inc.
	6,220,272	Term Loan, 8.97%, Maturing December 23, 2010	4,644,472
	Wintergames Acquisition ULC
	5,479,074	Term Loan, 10.74%, Maturing April 24, 2009	4,053,967
			$74,652,371
	Business Equipment and Services — 9.1%
	Activant Solutions, Inc.
	2,157,538	Term Loan, 6.07%, Maturing May 1, 2013	$1,445,551
	Affiliated Computer Services
	1,935,070	Term Loan, 5.26%, Maturing March 20, 2013	1,638,762
	6,402,625	Term Loan, 5.81%, Maturing March 20, 2013	5,422,223
	Affinion Group, Inc.
	6,764,971	Term Loan, 5.32%, Maturing October 17, 2012	5,395,064
	Allied Barton Security Service
	2,250,000	Term Loan, 7.75%, Maturing February 21, 2015	2,008,125
	Education Management, LLC
	5,704,937	Term Loan, 5.56%, Maturing June 1, 2013	4,021,980
	Info USA, Inc.
	1,945,350	Term Loan, 5.77%, Maturing February 14, 2012	1,711,908

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	Intergraph Corp.
	837,381	Term Loan, 4.81%, Maturing May 29, 2014	$653,157
	2,000,000	Term Loan - Second Lien, 8.81%, Maturing November 29, 2014	1,555,000
	iPayment, Inc.
	2,864,809	Term Loan, 5.70%, Maturing May 10, 2013	2,220,227
	ista International GmbH
EUR	3,545,609	Term Loan, 7.12%, Maturing May 14, 2015	2,604,106
EUR	704,391	Term Loan, 7.12%, Maturing May 14, 2015	517,347
	Kronos, Inc.
	2,622,455	Term Loan, 6.01%, Maturing June 11, 2014	1,796,382
	Language Line, Inc.
	6,706,716	Term Loan, 7.02%, Maturing June 11, 2011	5,667,175
	Mitchell International, Inc.
	1,000,000	Term Loan - Second Lien, 9.06%, Maturing March 28, 2015	810,000
	N.E.W. Holdings I, LLC
	4,735,414	Term Loan, 5.89%, Maturing May 22, 2014	3,658,107
	Protection One, Inc.
	3,169,987	Term Loan, 5.42%, Maturing March 31, 2012	2,567,690
	Quantum Corp.
	890,625	Term Loan, 7.26%, Maturing July 12, 2014	774,844
	Quintiles Transnational Corp.
	5,655,000	Term Loan, 5.77%, Maturing March 31, 2013	4,566,412
	RiskMetrics Group Holdings, LLC
	3,511,650	Term Loan, 5.76%, Maturing January 11, 2014	3,142,927
	Sabre, Inc.
	12,884,245	Term Loan, 5.25%, Maturing September 30, 2014	7,465,699
	Serena Software, Inc.
	1,540,000	Term Loan, 5.50%, Maturing March 10, 2013	1,328,250
	Sitel (Client Logic)
	4,758,204	Term Loan, 6.51%, Maturing January 29, 2014	2,854,922
	Solera Nederland Holdings
	2,608,274	Term Loan, 4.57%, Maturing May 15, 2014	2,060,536
	SunGard Data Systems, Inc.
	20,133,009	Term Loan, 4.55%, Maturing February 11, 2013	15,516,792
	1,700,000	Term Loan, 6.75%, Maturing February 28, 2014	1,462,000
	TDS Investor Corp.
	3,950,000	Term Loan, 5.37%, Maturing August 23, 2013	2,409,500
	4,957,361	Term Loan, 6.01%, Maturing August 23, 2013	3,080,648
	994,697	Term Loan, 6.01%, Maturing August 23, 2013	618,134
EUR	1,052,910	Term Loan, 7.39%, Maturing August 23, 2013	845,451
	Transaction Network Services, Inc.
	1,842,259	Term Loan, 4.80%, Maturing May 4, 2012	1,588,949

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Valassis Communications, Inc.
	1,337,792	Term Loan, 5.52%, Maturing March 2, 2014	$940,913
VWR International, Inc.
	3,400,000	Term Loan, 5.67%, Maturing June 28, 2013	2,374,332
West Corp.
	10,052,417	Term Loan, 5.73%, Maturing October 24, 2013	6,508,940
			$101,232,053
Cable and Satellite Television — 8.3%
Atlantic Broadband Finance, LLC
	5,427,488	Term Loan, 6.02%, Maturing February 10, 2011	$4,966,152
Bresnan Broadband Holdings, LLC
	3,000,000	Term Loan, 4.86%, Maturing March 29, 2014	2,379,999
	1,447,000	Term Loan, 6.06%, Maturing March 29, 2014	1,147,953
Casema
EUR	1,000,000	Term Loan - Second Lien, 8.75%, Maturing May 14, 2016	966,533
Cequel Communications, LLC
	12,021,414	Term Loan, 6.21%, Maturing November 5, 2013	8,914,215
	1,000,000	Term Loan - Second Lien, 7.30%, Maturing May 5, 2014	640,000
Charter Communications Operating, Inc.
	20,720,147	Term Loan, 5.31%, Maturing April 28, 2013	15,601,628
CSC Holdings, Inc.
	9,360,000	Term Loan, 4.57%, Maturing March 29, 2013	8,136,517
DirectTV Holdings, LLC
	1,703,420	Term Loan, 4.62%, Maturing April 13, 2013	1,515,570
Foxco Acquisition Sub., LLC
	1,500,000	Term Loan, 7.25%, Maturing July 2, 2015	1,185,000
Insight Midwest Holdings, LLC
	7,838,125	Term Loan, 5.93%, Maturing April 6, 2014	6,205,185
Mediacom Broadband Group
	1,930,760	Term Loan, 3.89%, Maturing January 31, 2015	1,404,628
Mediacom Illinois, LLC
	2,775,000	Term Loan, 2.12%, Maturing September 30, 2012	2,011,875
	4,920,872	Term Loan, 3.64%, Maturing January 31, 2015	3,538,929
NTL Investment Holdings, Ltd.
	3,295,583	Term Loan, 5.83%, Maturing March 30, 2012	2,282,191
GBP	1,501,472	Term Loan, 8.13%, Maturing March 30, 2012	1,620,083
GBP	763,460	Term Loan, 8.13%, Maturing March 30, 2012	823,771
GBP	1,388,164	Term Loan, 8.15%, Maturing March 30, 2012	1,497,825
GBP	1,187,641	Term Loan, 8.15%, Maturing March 30, 2012	1,281,461
GBP	1,000,000	Term Loan, 8.74%, Maturing March 30, 2013	960,246
Orion Cable GmbH
EUR	872,189	Term Loan, 7.69%, Maturing October 31, 2014	730,909
EUR	872,189	Term Loan, 8.41%, Maturing October 31, 2015	730,909

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
ProSiebenSat.1 Media AG
EUR	1,071,555	Term Loan, 7.53%, Maturing March 2, 2015	$341,438
EUR	219,923	Term Loan, 6.85%, Maturing June 26, 2015	152,503
EUR	5,315,144	Term Loan, 6.85%, Maturing June 26, 2015	3,685,709
EUR	1,071,555	Term Loan, 7.78%, Maturing March 2, 2016	341,438
San Juan Cable, LLC
	972,523	Term Loan, 4.82%, Maturing October 31, 2012	656,453
UPC Broadband Holding B.V.
EUR	14,151,329	Term Loan, 7.01%, Maturing October 16, 2011	12,024,390
	2,456,905	Term Loan, 5.47%, Maturing December 31, 2014	1,762,829
YPSO Holding SA
EUR	3,969,097	Term Loan, 7.00%, Maturing July 28, 2014	2,497,789
EUR	1,531,743	Term Loan, 7.00%, Maturing July 28, 2014	963,940
EUR	2,499,160	Term Loan, 7.00%, Maturing July 28, 2014	1,572,744
			$92,540,812
Chemicals and Plastics — 8.9%
Arizona Chemicals, Inc.
	931,603	Term Loan, 4.64%, Maturing February 28, 2013	$654,451
Brenntag Holding GmbH and Co. KG
	883,636	Term Loan, 5.07%, Maturing December 23, 2013	614,127
	3,616,364	Term Loan, 5.07%, Maturing December 23, 2013	2,513,373
EUR	2,117,647	Term Loan, 7.14%, Maturing December 23, 2013	2,076,018
EUR	496,877	Term Loan, 7.39%, Maturing December 23, 2014	487,109
EUR	385,476	Term Loan, 7.39%, Maturing December 23, 2014	377,898
	1,000,000	Term Loan - Second Lien, 7.79%, Maturing December 23, 2015	645,000
Celanese Holdings, LLC
	2,500,000	Term Loan, 4.35%, Maturing April 2, 2014	2,032,142
	12,238,625	Term Loan, 5.55%, Maturing April 2, 2014	9,948,252
Cognis GmbH
EUR	2,510,246	Term Loan, 6.96%, Maturing September 15, 2013	2,018,843
EUR	614,754	Term Loan, 6.96%, Maturing September 15, 2013	494,410
Columbian Chemicals Acquisition
	436,534	Term Loan, 7.01%, Maturing March 16, 2013	288,112
Ferro Corp.
	6,174,958	Term Loan, 5.81%, Maturing June 6, 2012	5,619,212
Foamex International, Inc.
	3,265,000	Term Loan, 8.04%, Maturing February 12, 2013	1,510,063
Georgia Gulf Corp.
	1,986,735	Term Loan, 9.05%, Maturing October 3, 2013	1,591,375
Hexion Specialty Chemicals, Inc.
EUR	744,216	Term Loan, 7.39%, Maturing May 5, 2012	611,808
	2,556,876	Term Loan, 6.06%, Maturing May 5, 2013	1,779,159
	11,770,445	Term Loan, 6.19%, Maturing May 5, 2013	8,190,264
	3,950,000	Term Loan, 6.06%, Maturing June 15, 2014	2,748,540

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
INEOS Group
EUR	424,893	Term Loan, Maturing December 14, 2011(5)	$563,498
EUR	75,107	Term Loan, Maturing December 14, 2011(5)	51,650
EUR	424,893	Term Loan, Maturing December 14, 2011(5)	563,498
EUR	75,107	Term Loan, Maturing December 14, 2011(5)	51,650
EUR	1,000,000	Term Loan, 7.77%, Maturing December 14, 2011	416,368
EUR	1,000,000	Term Loan, 8.27%, Maturing December 14, 2011	416,368
	1,997,243	Term Loan, 5.93%, Maturing December 14, 2012	1,283,229
	2,201,402	Term Loan, 5.95%, Maturing December 14, 2013	1,225,448
	2,133,286	Term Loan, 5.38%, Maturing December 14, 2014	1,167,974
Innophos, Inc.
	1,059,588	Term Loan, 6.76%, Maturing August 10, 2010	911,246
Invista B.V.
	6,764,875	Term Loan, 4.92%, Maturing April 29, 2011	5,614,846
	1,964,115	Term Loan, 4.92%, Maturing April 29, 2011	1,630,216
ISP Chemco, Inc.
	6,702,575	Term Loan, 5.06%, Maturing June 4, 2014	5,295,035
Kleopatra
	3,347,500	Term Loan, 6.82%, Maturing January 3, 2016	1,590,062
EUR	1,900,000	Term Loan, 7.88%, Maturing January 3, 2016	1,241,093
Kranton Polymers, LLC
	4,508,323	Term Loan, 5.31%, Maturing May 12, 2013	3,486,435
Lucite International Group Holdings
	1,773,304	Term Loan, 5.37%, Maturing July 7, 2013	1,609,274
	627,929	Term Loan, 5.37%, Maturing July 7, 2013	500,251
MacDermid, Inc.
EUR	1,197,702	Term Loan, 7.39%, Maturing April 12, 2014	1,060,939
Millenium Inorganic Chemicals
	4,367,000	Term Loan, 6.01%, Maturing April 30, 2014	2,816,715
Momentive Performance Material
	5,080,186	Term Loan, 5.38%, Maturing December 4, 2013	3,958,313
Propex Fabrics, Inc.
	2,579,014	Term Loan, 8.00%, Maturing July 31, 2012	780,152
Rockwood Specialties Group, Inc.
	8,959,538	Term Loan, 4.62%, Maturing December 10, 2012	7,503,613
Schoeller Arca Systems Holding
EUR	886,834	Term Loan, 8.40%, Maturing November 16, 2015	972,070
EUR	824,121	Term Loan, 8.40%, Maturing November 16, 2015	903,329
EUR	289,045	Term Loan, 8.40%, Maturing November 16, 2015	316,826
Solo Cup Co.
	4,799,116	Term Loan, 6.65%, Maturing February 27, 2011	4,171,233
TPG Spring UK, Ltd.
EUR	2,288,006	Term Loan, 7.87%, Maturing June 27, 2013	1,739,987
EUR	2,288,006	Term Loan, 8.37%, Maturing June 27, 2013	1,739,987

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Chemicals and Plastics (continued)
	Wellman, Inc.
	3,301,774	Term Loan, 6.74%, Maturing February 10, 2009(3)	$1,565,041
			$99,346,502
	Clothing / Textiles — 0.7%
	Hanesbrands, Inc.
	2,643,504	Term Loan, 5.26%, Maturing September 5, 2013	$2,259,094
	2,025,000	Term Loan - Second Lien, 7.27%, Maturing March 5, 2014	1,586,249
	St. John Knits International, Inc.
	1,924,442	Term Loan, 6.17%, Maturing March 23, 2012	1,606,909
	The William Carter Co.
	2,199,473	Term Loan, 4.76%, Maturing July 14, 2012	1,853,056
			$7,305,308
	Conglomerates — 3.1%
	Amsted Industries, Inc.
	1,604,238	Term Loan, 6.56%, Maturing October 15, 2010	$1,235,263
	Doncasters (Dunde HoldCo 4 Ltd.)
	1,416,569	Term Loan, 4.85%, Maturing July 13, 2015	1,055,344
	1,416,569	Term Loan, 5.35%, Maturing July 13, 2015	1,055,344
GBP	641,409	Term Loan, 7.77%, Maturing July 13, 2015	763,866
GBP	641,409	Term Loan, 8.27%, Maturing July 13, 2015	763,866
	Jarden Corp.
	5,456,685	Term Loan, 5.51%, Maturing January 24, 2012	4,467,660
	1,287,561	Term Loan, 5.51%, Maturing January 24, 2012	1,054,190
	1,975,003	Term Loan, 6.26%, Maturing January 24, 2012	1,652,830
	Johnson Diversey, Inc.
	1,044,755	Term Loan, 4.79%, Maturing December 16, 2010	830,580
	4,961,813	Term Loan, 4.79%, Maturing December 16, 2011	3,944,642
	Polymer Group, Inc.
	2,000,000	Revolving Loan, 5.00%, Maturing November 22, 2010(2)	1,700,000
	5,747,552	Term Loan, 5.73%, Maturing November 22, 2012	4,569,304
	RBS Global, Inc.
	1,078,808	Term Loan, 5.76%, Maturing July 19, 2013	857,652
	3,877,869	Term Loan, 6.37%, Maturing July 19, 2013	3,102,295
	RGIS Holdings, LLC
	5,595,833	Term Loan, 5.46%, Maturing April 30, 2014	3,842,474
	279,792	Term Loan, 5.62%, Maturing April 30, 2014	192,124
	The Manitowoc Company, Inc.
	2,800,000	Term Loan, Maturing August 21, 2014(5)	2,213,400
	US Investigations Services, Inc.
	1,979,950	Term Loan, 5.95%, Maturing February 21, 2015	1,405,764
			$34,706,598

Principal Amount*		Borrower/Tranche Description	Value
Containers and Glass Products — 5.1%
Berry Plastics Corp.
	8,150,875	Term Loan, 4.80%, Maturing April 3, 2015	$6,001,082
Consolidated Container Co.
	896,226	Term Loan, 5.75%, Maturing March 28, 2014	545,204
	1,500,000	Term Loan - Second Lien, 8.69%, Maturing September 28, 2014	581,250
Crown Americas, Inc.
	1,347,500	Term Loan, 6.34%, Maturing November 15, 2012	1,185,800
EUR	980,000	Term Loan, 6.87%, Maturing November 15, 2012	1,236,568
Graham Packaging Holdings Co.
	12,891,032	Term Loan, 5.74%, Maturing October 7, 2011	10,557,755
Graphic Packaging International, Inc.
	11,148,239	Term Loan, 5.75%, Maturing May 16, 2014	9,141,556
	1,970,906	Term Loan, 6.86%, Maturing May 16, 2014	1,678,965
JSG Acquisitions
EUR	5,500,000	Term Loan, 6.96%, Maturing December 31, 2014	4,611,594
EUR	5,500,000	Term Loan, 7.12%, Maturing December 31, 2014	4,611,594
OI European Group B.V.
EUR	3,830,000	Term Loan, 6.62%, Maturing June 14, 2013	4,015,056
Owens-Brockway Glass Container
	4,787,500	Term Loan, 6.09%, Maturing June 14, 2013	4,075,359
Pregis Corp.
EUR	2,425,000	Term Loan, 7.64%, Maturing October 12, 2012	2,472,627
Smurfit-Stone Container Corp.
	4,342,995	Term Loan, 4.88%, Maturing November 1, 2011	3,452,681
	2,016,115	Term Loan, 4.90%, Maturing November 1, 2011	1,602,811
	1,986,462	Term Loan, 5.93%, Maturing November 1, 2011	1,579,237
			$57,349,139
Cosmetics / Toiletries — 0.5%
American Safety Razor Co.
	1,000,000	Term Loan - Second Lien, 9.41%, Maturing July 31, 2014	$835,000
Bausch & Lomb, Inc.
	227,586	Term Loan, 4.71%, Maturing April 30, 2015(2)	184,724
	903,514	Term Loan, 7.01%, Maturing April 30, 2015	733,353
Prestige Brands, Inc.
	4,766,463	Term Loan, 5.82%, Maturing April 7, 2011	3,837,003
			$5,590,080
Drugs — 1.4%
Chattem, Inc.
	1,128,750	Term Loan, 4.54%, Maturing January 2, 2013	$965,081
Graceway Pharmaceuticals, LLC
	5,306,479	Term Loan, 6.51%, Maturing May 3, 2012	3,732,221

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Drugs (continued)
	Pharmaceutical Holdings Corp.
	1,387,314	Term Loan, 6.51%, Maturing January 30, 2012	$1,165,343
	Stiefel Laboratories, Inc.
	1,804,253	Term Loan, 7.00%, Maturing December 28, 2013	1,470,466
	2,358,894	Term Loan, 7.00%, Maturing December 28, 2013	1,922,499
	Warner Chilcott Corp.
	2,226,564	Term Loan, 5.76%, Maturing January 18, 2012	1,840,255
	5,934,185	Term Loan, 5.76%, Maturing January 18, 2012	4,904,604
			$16,000,469
	Ecological Services and Equipment — 1.4%
	Allied Waste Industries, Inc.
	1,900,382	Term Loan, 4.90%, Maturing January 15, 2012	$1,818,033
	24,727	Term Loan, 5.44%, Maturing January 15, 2012	23,655
	Blue Waste B.V. (AVR Acquisition)
EUR	4,000,000	Term Loan, 7.21%, Maturing April 1, 2015	4,040,323
	Environmental Systems Products Holdings, Inc.
	233,025	Term Loan - Second Lien, 13.74%, Maturing December 12, 2010	168,151
	Kemble Water Structure, Ltd.
GBP	6,500,000	Term Loan, 10.16%, Maturing October 13, 2013	7,270,239
	Sensus Metering Systems, Inc.
	3,060,888	Term Loan, 5.20%, Maturing December 17, 2010	2,831,321
			$16,151,722
	Electronics / Electrical — 2.5%
	Aspect Software, Inc.
	4,797,000	Term Loan, 6.25%, Maturing July 11, 2011	$3,885,570
	FCI International S.A.S.
	685,705	Term Loan, 6.47%, Maturing November 1, 2013	555,421
	660,143	Term Loan, 6.47%, Maturing November 1, 2013	534,716
	660,143	Term Loan, 6.47%, Maturing November 1, 2013	534,716
	685,705	Term Loan, 6.47%, Maturing November 1, 2013	555,421
	Freescale Semiconductor, Inc.
	2,589,562	Term Loan, 5.47%, Maturing December 1, 2013	1,771,693
	Infor Enterprise Solutions Holdings
	7,953,400	Term Loan, 7.52%, Maturing July 28, 2012	5,030,525
	4,149,600	Term Loan, 7.52%, Maturing July 28, 2012	2,624,622
EUR	1,965,000	Term Loan, 8.14%, Maturing July 28, 2012	1,559,045
	500,000	Term Loan - Second Lien, 9.26%, Maturing March 2, 2014	160,000
	Network Solutions, LLC
	2,254,504	Term Loan, 5.95%, Maturing March 7, 2014	1,296,340

	Principal Amount*	Borrower/Tranche Description	Value
	Electronics / Electrical (continued)
	Open Solutions, Inc.
	5,492,353	Term Loan, 5.96%, Maturing January 23, 2014	$3,020,794
	Sensata Technologies Finance Co.
	2,394,875	Term Loan, 5.26%, Maturing April 27, 2013	1,547,089
	Spectrum Brands, Inc.
	48,479	Term Loan, 4.70%, Maturing March 30, 2013	33,269
	946,752	Term Loan, 7.58%, Maturing March 30, 2013	649,708
	VeriFone, Inc.
	231,250	Term Loan, 5.87%, Maturing October 31, 2013	196,562
	Vertafore, Inc.
	4,876,213	Term Loan, 5.31%, Maturing January 31, 2012	3,961,923
			$27,917,414
	Equipment Leasing — 0.3%
	The Hertz Corp.
	4,320,414	Term Loan, 4.55%, Maturing December 21, 2012	$3,135,385
	785,140	Term Loan, 4.70%, Maturing December 21, 2012	569,787
			$3,705,172
	Farming / Agriculture — 0.4%
	BF Bolthouse HoldCo, LLC
	1,993,625	Term Loan, 6.19%, Maturing December 16, 2012	$1,669,661
	1,000,000	Term Loan - Second Lien, 9.26%, Maturing December 16, 2013	760,000
	Central Garden & Pet Co.
	3,670,838	Term Loan, 4.74%, Maturing February 28, 2014	2,468,639
			$4,898,300
	Financial Intermediaries — 1.9%
	Citco III, Ltd.
	5,261,313	Term Loan, 5.13%, Maturing June 30, 2014	$4,261,664
	E.A. Viner International Co.
	251,150	Term Loan, 6.77%, Maturing July 31, 2013	236,081
	Grosvenor Capital Management
	1,449,911	Term Loan, 5.59%, Maturing December 5, 2013	1,159,929
	INVESTools, Inc.
	1,386,667	Term Loan, 6.25%, Maturing August 13, 2012	1,261,867
	Jupiter Asset Management Group
GBP	1,364,884	Term Loan, 7.89%, Maturing June 30, 2015	1,658,415
	LPL Holdings, Inc.
	11,726,401	Term Loan, 5.51%, Maturing December 18, 2014	9,381,121
	Nuveen Investments, Inc.
	1,393,000	Term Loan, 6.35%, Maturing November 2, 2014	803,297

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Financial Intermediaries (continued)
Oxford Acquisition III, Ltd.
	2,979,595	Term Loan, 5.58%, Maturing May 24, 2014	$1,882,112
RJO Holdings Corp. (RJ O'Brien)
	1,509,750	Term Loan, 6.00%, Maturing July 31, 2014(4)	1,087,020
			$21,731,506
Food Products — 3.7%
Advantage Sales & Marketing, Inc.
	6,478,238	Term Loan, 5.20%, Maturing March 29, 2013	$4,550,962
American Seafoods Group, LLC
	1,939,260	Term Loan, 5.51%, Maturing September 30, 2012	1,716,245
B&G Foods, Inc.
	1,130,435	Term Loan, 4.81%, Maturing February 23, 2013	926,957
BL Marketing, Ltd.
GBP	1,500,000	Term Loan, 8.04%, Maturing December 31, 2013	1,774,308
Black Lion Beverages III B.V.
EUR	1,000,000	Term Loan, 7.61%, Maturing December 31, 2013	880,714
EUR	961,151	Term Loan, 8.00%, Maturing December 31, 2014	846,499
Dean Foods Co.
	12,090,875	Term Loan, 5.26%, Maturing April 2, 2014	9,109,725
Dole Food Company, Inc.
	525,581	Term Loan, 4.69%, Maturing April 12, 2013	385,208
	931,548	Term Loan, 5.28%, Maturing April 12, 2013	682,747
	3,843,314	Term Loan, 5.93%, Maturing April 12, 2013	2,816,830
Pinnacle Foods Finance, LLC
	3,000,000	Revolving Loan, 5.27%, Maturing April 2, 2013(2)	1,950,000
	12,062,213	Term Loan, 6.76%, Maturing April 2, 2014	8,757,166
Reddy Ice Group, Inc.
	7,975,000	Term Loan, 6.50%, Maturing August 9, 2012	5,961,312
Ruby Acquisitions, Ltd.
GBP	770,085	Term Loan, 8.84%, Maturing January 5, 2015	960,486
			$41,319,159
Food Service — 2.2%
AFC Enterprises, Inc.
	1,057,594	Term Loan, 6.06%, Maturing May 23, 2009	$835,499
Aramark Corp.
	301,080	Term Loan, 4.94%, Maturing January 26, 2014	252,832
	4,868,574	Term Loan, 5.64%, Maturing January 26, 2014	4,088,385
Buffets, Inc.
	1,311,437	Term Loan, 10.42%, Maturing January 22, 2009	406,545
	130,656	Term Loan, 10.42%, Maturing January 22, 2009	40,503
	2,217,101	DIP Loan, 12.25%, Maturing January 22, 2009	2,228,186
	405,539	Term Loan, 10.97%, Maturing May 1, 2013	119,634
	2,727,903	Term Loan, 10.42%, Maturing November 1, 2013	804,731

	Principal Amount*	Borrower/Tranche Description	Value
	Food Service (continued)
	CBRL Group, Inc.
	4,475,603	Term Loan, 4.30%, Maturing April 27, 2013	$3,438,753
	JRD Holdings, Inc.
	2,082,813	Term Loan, 5.75%, Maturing June 26, 2014	1,582,938
	Maine Beverage Co., LLC
	1,714,286	Term Loan, 5.63%, Maturing June 30, 2010	1,560,000
	NPC International, Inc.
	1,965,030	Term Loan, 5.40%, Maturing May 3, 2013	1,434,472
	OSI Restaurant Partners, LLC
	197,368	Term Loan, 5.28%, Maturing May 9, 2013	103,783
	2,316,767	Term Loan, 5.25%, Maturing May 9, 2014	1,218,232
	QCE Finance, LLC
	4,210,618	Term Loan, 5.81%, Maturing May 5, 2013	2,779,008
	Sagittarius Restaurants, LLC
	1,144,004	Term Loan, 9.50%, Maturing March 29, 2013	554,842
	Selecta
GBP	2,500,000	Term Loan, 8.55%, Maturing June 28, 2015	2,695,661
			$24,144,004
	Food / Drug Retailers — 2.3%
	General Nutrition Centers, Inc.
	4,538,443	Term Loan, 6.14%, Maturing September 16, 2013	$3,146,653
	Pantry, Inc. (The)
	2,726,597	Term Loan, 4.87%, Maturing May 15, 2014	1,935,884
	784,944	Term Loan, 4.87%, Maturing May 15, 2014	557,311
	Rite Aid Corp.
	12,736,000	Term Loan, 5.01%, Maturing June 1, 2014	9,456,480
	2,475,000	Term Loan, 6.00%, Maturing June 4, 2014	1,955,250
	Roundy's Supermarkets, Inc.
	10,879,404	Term Loan, 5.38%, Maturing November 3, 2011	8,839,515
			$25,891,093
	Forest Products — 2.1%
	Appleton Papers, Inc.
	4,394,375	Term Loan, 5.38%, Maturing June 5, 2014	$3,537,472
	Georgia-Pacific Corp.
	10,521,784	Term Loan, 4.65%, Maturing December 20, 2012	8,765,235
	8,421,454	Term Loan, 5.37%, Maturing December 20, 2012	7,015,542
	Newpage Corp.
	2,868,275	Term Loan, 7.00%, Maturing December 5, 2014	2,341,743
	Xerium Technologies, Inc.
	2,918,112	Term Loan, 9.26%, Maturing May 18, 2012	2,159,403
			$23,819,395

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Healthcare — 10.8%
Accellent, Inc.
	2,664,797	Term Loan, 5.31%, Maturing November 22, 2012	$1,838,710
Advanced Medical Optics, Inc.
	990,155	Term Loan, 4.76%, Maturing April 2, 2014	720,338
Alliance Imaging, Inc.
	1,821,086	Term Loan, 5.78%, Maturing December 29, 2011	1,584,345
American Medical Systems
	3,236,768	Term Loan, 5.44%, Maturing July 20, 2012	2,783,621
AMN Healthcare, Inc.
	917,416	Term Loan, 5.51%, Maturing November 2, 2011	798,152
AMR HoldCo, Inc.
	1,785,862	Term Loan, 4.82%, Maturing February 10, 2012	1,589,417
Biomet, Inc.
	4,430,250	Term Loan, 6.76%, Maturing December 26, 2014	3,866,501
EUR	4,059,000	Term Loan, 8.14%, Maturing December 26, 2014	4,436,189
Capio AB
EUR	339,606	Term Loan, 7.16%, Maturing April 24, 2015	330,261
EUR	408,268	Term Loan, 7.16%, Maturing April 24, 2015	397,033
EUR	339,606	Term Loan, 7.29%, Maturing April 16, 2016	330,261
EUR	304,490	Term Loan, 7.29%, Maturing April 24, 2016	296,111
Cardinal Health 409, Inc.
	5,999,063	Term Loan, 6.01%, Maturing April 10, 2014	3,884,393
Carestream Health, Inc.
	5,555,960	Term Loan, 5.43%, Maturing April 30, 2013	3,657,672
Carl Zeiss Vision Holding GmbH
	3,700,889	Term Loan, 5.62%, Maturing March 23, 2015	2,115,676
Community Health Systems, Inc.
	362,914	Term Loan, 0.00%, Maturing July 25, 2014(2)	291,737
	7,089,206	Term Loan, 5.16%, Maturing July 25, 2014	5,698,836
Concentra, Inc.
	2,172,500	Term Loan, 6.02%, Maturing June 25, 2014	1,466,438
ConMed Corp.
	1,039,478	Term Loan, 4.67%, Maturing April 13, 2013	852,372
CRC Health Corp.
	1,372,000	Term Loan, 6.01%, Maturing February 6, 2013	946,680
	3,476,317	Term Loan, 6.01%, Maturing February 6, 2013	2,398,659
Dako (Eqt Project Delphi)
EUR	1,336,866	Term Loan, 7.13%, Maturing June 12, 2015	945,666
DaVita, Inc.
	10,807,224	Term Loan, 4.67%, Maturing October 5, 2012	9,417,728
Gambro Holding AB
	1,292,918	Term Loan, 5.62%, Maturing June 5, 2014	818,848
	1,292,918	Term Loan, 6.12%, Maturing June 5, 2015	818,848

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	HCA, Inc.
	21,413,236	Term Loan, 6.01%, Maturing November 18, 2013	$17,724,806
	Health Management Association, Inc.
	9,249,940	Term Loan, 5.51%, Maturing February 28, 2014	6,521,208
	HealthSouth Corp.
	2,606,066	Term Loan, 5.50%, Maturing March 10, 2013	2,165,568
	Iasis Healthcare, LLC
	259,141	Term Loan, 4.58%, Maturing March 14, 2014	209,905
	969,351	Term Loan, 5.12%, Maturing March 14, 2014	785,174
	2,801,417	Term Loan, 5.12%, Maturing March 14, 2014	2,269,148
	IM U.S. Holdings, LLC
	3,875,938	Term Loan, 5.16%, Maturing June 26, 2014	2,861,733
	Invacare Corp.
	2,318,400	Term Loan, 5.60%, Maturing February 12, 2013	1,982,232
	inVentiv Health, Inc.
	2,149,904	Term Loan, 5.52%, Maturing July 6, 2014	1,676,925
	Leiner Health Products, Inc.
	319,417	Term Loan, 8.75%, Maturing May 27, 2011(3)	303,446
	LifePoint Hospitals, Inc.
	6,327,801	Term Loan, 4.44%, Maturing April 15, 2012	5,335,127
	MultiPlan Merger Corp.
	1,535,833	Term Loan, 5.63%, Maturing April 12, 2013	1,209,469
	1,215,529	Term Loan, 5.63%, Maturing April 12, 2013	957,229
	National Mentor Holdings, Inc.
	190,400	Term Loan, 4.94%, Maturing June 29, 2013	160,888
	3,137,384	Term Loan, 5.77%, Maturing June 29, 2013	2,651,089
	Nyco Holdings
EUR	3,828,603	Term Loan, 7.42%, Maturing December 29, 2014	2,668,611
EUR	3,828,603	Term Loan, 8.17%, Maturing December 29, 2015	2,668,611
	RadNet Management, Inc.
	1,621,135	Term Loan, 7.06%, Maturing November 15, 2012	1,296,908
	ReAble Therapeutics Finance, LLC
	4,501,702	Term Loan, 5.76%, Maturing November 16, 2013	3,398,785
	Select Medical Holdings Corp.
	6,077,388	Term Loan, 4.91%, Maturing February 24, 2012	4,679,589
	Sunrise Medical Holdings, Inc.
	1,994,553	Term Loan, 7.90%, Maturing May 13, 2010	1,529,424
	Vanguard Health Holding Co., LLC
	5,829,020	Term Loan, 5.74%, Maturing September 23, 2011	4,976,526
	Viant Holdings, Inc.
	733,163	Term Loan, 6.02%, Maturing June 25, 2014	436,232
			$120,753,125

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Home Furnishings — 1.8%
Hunter Fan Co.
	1,415,093	Term Loan, 5.31%, Maturing April 16, 2014	$792,452
Interline Brands, Inc.
	2,762,500	Term Loan, 4.75%, Maturing June 23, 2013	2,127,125
	1,913,043	Term Loan, 4.75%, Maturing June 23, 2013	1,473,043
National Bedding Co., LLC
	1,853,265	Term Loan, 5.35%, Maturing August 31, 2011	1,227,788
Oreck Corp.
	1,246,972	Term Loan, 5.61%, Maturing February 2, 2012(4)	487,566
Sanitec, Ltd. Oy
EUR	2,943,828	Term Loan, 8.38%, Maturing April 7, 2013	2,141,797
EUR	2,943,828	Term Loan, 8.88%, Maturing April 7, 2014	2,154,307
Sealy Mattress Co.
	3,470,343	Term Loan, 4.62%, Maturing August 25, 2012	2,637,461
Simmons Co.
	8,777,717	Term Loan, 5.44%, Maturing December 19, 2011	6,232,179
	2,000,000	Term Loan, 8.35%, Maturing February 15, 2012	355,000
			$19,628,718
Industrial Equipment — 2.5%
CEVA Group PLC U.S.
	3,467,944	Term Loan, 6.75%, Maturing January 4, 2014	$2,783,025
	413,158	Term Loan, 6.76%, Maturing January 4, 2014	331,559
EUR	261,808	Term Loan, 7.53%, Maturing January 4, 2014	267,784
EUR	444,580	Term Loan, 7.53%, Maturing January 4, 2014	454,728
EUR	546,391	Term Loan, 7.53%, Maturing January 4, 2014	558,863
EUR	435,446	Term Loan, 8.14%, Maturing January 4, 2014	445,386
EPD Holdings (Goodyear Engineering Products)
	455,930	Term Loan, 5.50%, Maturing July 13, 2014	330,549
	3,183,469	Term Loan, 5.50%, Maturing July 13, 2014	2,308,015
	1,000,000	Term Loan - Second Lien, 8.75%, Maturing July 13, 2015	580,000
Generac Acquisition Corp.
	3,744,892	Term Loan, 6.65%, Maturing November 7, 2013	2,365,525
	2,000,000	Term Loan - Second Lien, 10.15%, Maturing April 7, 2014	650,000
Gleason Corp.
	590,855	Term Loan, 5.22%, Maturing June 30, 2013	505,181
	1,748,933	Term Loan, 5.22%, Maturing June 30, 2013	1,495,338
Jason, Inc.
	1,455,881	Term Loan, 5.50%, Maturing April 30, 2010	1,135,588
John Maneely Co.
	5,524,574	Term Loan, 7.66%, Maturing December 8, 2013	4,074,373
KION Group GmbH
	750,000	Term Loan, 5.12%, Maturing December 23, 2014	465,750
	750,000	Term Loan, 5.62%, Maturing December 23, 2015	465,750

	Principal Amount*	Borrower/Tranche Description	Value
	Industrial Equipment (continued)
	Polypore, Inc.
	8,393,750	Term Loan, 5.39%, Maturing July 3, 2014	$6,547,125
EUR	733,710	Term Loan, 6.81%, Maturing July 3, 2014	762,147
	TFS Acquisition Corp.
	1,935,500	Term Loan, 7.26%, Maturing August 11, 2013	1,800,015
			$28,326,701
	Insurance — 2.0%
	Alliant Holdings I, Inc.
	5,000,000	Term Loan, 5.37%, Maturing August 21, 2012(2)	$3,450,000
	2,702,500	Term Loan, 6.76%, Maturing August 21, 2014	1,864,725
	CCC Information Services Group, Inc.
	1,984,889	Term Loan, 6.02%, Maturing February 10, 2013	1,597,836
	Conseco, Inc.
	9,441,327	Term Loan, 5.00%, Maturing October 10, 2013	6,254,879
	Crump Group, Inc.
	2,752,911	Term Loan, 6.71%, Maturing August 4, 2014	2,050,918
	Getty Images, Inc.
	3,800,000	Term Loan, 8.05%, Maturing July 2, 2015	3,459,900
	Hub International Holdings, Inc.
	503,209	Term Loan, 6.26%, Maturing June 13, 2014	347,214
	2,238,817	Term Loan, 6.26%, Maturing June 13, 2014	1,544,784
	U.S.I. Holdings Corp.
	2,740,312	Term Loan, 6.52%, Maturing May 4, 2014	1,993,577
			$22,563,833
	Leisure Goods / Activities / Movies — 7.0%
	24 Hour Fitness Worldwide, Inc.
	1,758,420	Term Loan, 6.18%, Maturing June 8, 2012	$1,310,023
	AMC Entertainment, Inc.
	5,051,542	Term Loan, 5.01%, Maturing January 26, 2013	3,873,901
	Bombardier Recreational Products
	5,650,633	Term Loan, 6.16%, Maturing June 28, 2013	3,913,063
	Carmike Cinemas, Inc.
	2,179,040	Term Loan, 6.31%, Maturing May 19, 2012	1,748,680
	2,369,490	Term Loan, 6.47%, Maturing May 19, 2012	1,901,516
	Cedar Fair, L.P.
	4,846,784	Term Loan, 5.12%, Maturing August 30, 2012	3,562,386
	Cinemark, Inc.
	9,439,545	Term Loan, 4.64%, Maturing October 5, 2013	7,236,987
	Deluxe Entertainment Services
	1,847,464	Term Loan, 5.67%, Maturing January 28, 2011	1,477,971
	178,127	Term Loan, 6.01%, Maturing January 28, 2011	142,501
	96,457	Term Loan, 6.01%, Maturing January 28, 2011	77,165

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Leisure Goods / Activities / Movies (continued)
	DW Funding, LLC
	1,901,101	Term Loan, 5.93%, Maturing April 30, 2011	$1,663,463
	Easton-Bell Sports, Inc.
	1,473,552	Term Loan, 5.29%, Maturing March 16, 2012	1,167,790
	Fender Musical Instruments Corp.
	618,800	Term Loan, 5.17%, Maturing June 9, 2014	386,750
	312,533	Term Loan, 6.02%, Maturing June 9, 2014	195,333
	Metro-Goldwyn-Mayer Holdings, Inc.
	19,911,919	Term Loan, 7.01%, Maturing April 8, 2012	10,067,964
	National CineMedia, LLC
	2,700,000	Term Loan, 4.57%, Maturing February 13, 2015	1,881,001
	Regal Cinemas Corp.
	11,497,456	Term Loan, 5.26%, Maturing November 10, 2010	8,693,353
	Revolution Studios Distribution Co., LLC
	3,757,725	Term Loan, 6.87%, Maturing December 21, 2014	3,118,911
	2,825,000	Term Loan, 10.12%, Maturing June 21, 2015	2,005,750
	Six Flags Theme Parks, Inc.
	7,185,633	Term Loan, 5.69%, Maturing April 30, 2015	4,706,590
	Southwest Sports Group, LLC
	3,725,000	Term Loan, 6.31%, Maturing December 22, 2010	2,886,875
	Universal City Development Partners, Ltd.
	6,256,073	Term Loan, 6.68%, Maturing June 9, 2011	5,380,223
	WMG Acquisition Corp.
	2,850,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	2,401,125
	10,456,067	Term Loan, 5.06%, Maturing February 28, 2011	8,469,414
			$78,268,735
	Lodging and Casinos — 3.8%
	Ameristar Casinos, Inc.
	3,525,313	Term Loan, 5.77%, Maturing November 10, 2012	$2,027,055
	Choctaw Resort Development Enterprise
	1,147,826	Term Loan, 5.51%, Maturing November 4, 2011	964,174
	Full Moon Holdco 3 Ltd.
GBP	500,000	Term Loan, 8.38%, Maturing November 20, 2014	577,354
GBP	500,000	Term Loan, 8.88%, Maturing November 20, 2015	577,354
	Gala Electric Casinos, Ltd.
GBP	2,417,776	Term Loan, 7.83%, Maturing December 12, 2013	2,133,002
GBP	2,418,085	Term Loan, 8.33%, Maturing December 12, 2014	2,133,275
	Green Valley Ranch Gaming, LLC
	1,636,398	Term Loan, 5.00%, Maturing February 16, 2014	818,199
	Harrah's Operating Co.
	995,000	Term Loan, 6.54%, Maturing January 28, 2015	684,753
	Herbst Gaming, Inc.
	2,438,458	Term Loan, 10.50%, Maturing December 2, 2011	1,353,344
	4,662,507	Term Loan, 10.50%, Maturing December 2, 2011	2,587,691

	Principal Amount*	Borrower/Tranche Description	Value
	Lodging and Casinos (continued)
	Isle of Capri Casinos, Inc.
	4,472,794	Term Loan, 5.51%, Maturing November 30, 2013	$3,034,044
	1,348,633	Term Loan, 5.51%, Maturing November 30, 2013	914,822
	1,789,117	Term Loan, 5.51%, Maturing November 30, 2013	1,213,617
	LodgeNet Entertainment Corp.
	2,671,625	Term Loan, 5.77%, Maturing April 4, 2014	1,562,901
	New World Gaming Partners, Ltd.
	3,329,010	Term Loan, 6.26%, Maturing June 30, 2014	1,664,505
	670,833	Term Loan, 6.55%, Maturing June 30, 2014	335,417
	Penn National Gaming, Inc.
	13,402,514	Term Loan, 5.01%, Maturing October 3, 2012	11,205,990
	Venetian Casino Resort/Las Vegas Sands, Inc.
	11,297,000	Term Loan, 5.52%, Maturing May 23, 2014	6,498,599
	2,852,850	Term Loan, 5.52%, Maturing May 14, 2014	1,641,102
	Wimar OpCo, LLC
	2,151,576	Term Loan, 7.25%, Maturing January 3, 2012	998,691
			$42,925,889
	Nonferrous Metals / Minerals — 1.3%
	Alpha Natural Resources, LLC
	2,727,563	Term Loan, 5.56%, Maturing October 26, 2012	$2,526,405
	Euramax Europe B.V.
EUR	1,338,317	Term Loan, 10.12%, Maturing June 29, 2012	852,876
	Euramax International, Inc.
	2,042,016	Term Loan, 8.00%, Maturing June 28, 2012	1,055,042
	Murray Energy Corp.
	1,524,700	Term Loan, 6.94%, Maturing January 28, 2010	1,326,489
	Noranda Aluminum Acquisition
	1,219,695	Term Loan, 4.81%, Maturing May 18, 2014	975,756
	Novelis, Inc.
	1,950,305	Term Loan, 5.77%, Maturing June 28, 2014	1,392,518
	4,290,670	Term Loan, 5.77%, Maturing June 28, 2014	3,063,539
	Oxbow Carbon and Mineral Holdings
	377,768	Term Loan, 5.76%, Maturing May 8, 2014	273,882
	4,219,678	Term Loan, 5.76%, Maturing May 8, 2014	3,059,267
			$14,525,774
	Oil and Gas — 2.3%
	Atlas Pipeline Partners, L.P.
	4,600,000	Term Loan, 5.68%, Maturing July 20, 2014	$3,783,500
	Big West Oil, LLC
	1,333,750	Term Loan, 5.25%, Maturing May 1, 2014	900,281
	1,060,938	Term Loan, 5.25%, Maturing May 1, 2014	716,133

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Oil and Gas (continued)
	Dresser, Inc.
	4,713,888	Term Loan, 5.07%, Maturing May 4, 2014	$3,430,829
	Dynegy Holdings, Inc.
	4,382,979	Term Loan, 4.62%, Maturing April 2, 2013	3,247,055
	759,351	Term Loan, 4.62%, Maturing April 2, 2013	562,552
	Energy Transfer Equity, L.P.
	2,825,000	Term Loan, 4.55%, Maturing February 8, 2012	2,329,213
	Enterprise GP Holdings, L.P.
	3,325,000	Term Loan, 6.68%, Maturing October 31, 2014	2,809,625
	Hercules Offshore, Inc.
	2,271,250	Term Loan, 5.64%, Maturing July 6, 2013	1,550,128
	Targa Resources, Inc.
	1,225,740	Term Loan, 5.14%, Maturing October 31, 2012	936,465
	3,213,684	Term Loan, 5.97%, Maturing October 31, 2012	2,455,254
	Volnay Acquisition Co.
	3,206,750	Term Loan, 5.15%, Maturing January 12, 2014	2,597,468
			$25,318,503
	Publishing — 10.4%
	American Media Operations, Inc.
	11,723,227	Term Loan, 7.56%, Maturing January 31, 2013	$7,883,870
	Aster Zweite Beteiligungs GmbH
	2,475,000	Term Loan, 6.13%, Maturing September 27, 2013	1,553,063
	Black Press US Partnership
	645,006	Term Loan, 4.81%, Maturing August 2, 2013	422,479
	1,062,363	Term Loan, 4.81%, Maturing August 2, 2013	695,848
	CanWest MediaWorks, Ltd.
	2,666,250	Term Loan, 4.81%, Maturing July 10, 2014	1,906,369
	Dex Media West, LLC
	6,210,000	Term Loan, 7.54%, Maturing October 24, 2014	3,458,970
	GateHouse Media Operating, Inc.
	4,838,043	Term Loan, 4.81%, Maturing August 28, 2014	1,193,386
	2,061,957	Term Loan, 4.98%, Maturing August 28, 2014	508,617
	4,225,000	Term Loan, 5.07%, Maturing August 28, 2014	1,954,063
	Idearc, Inc.
	24,459,536	Term Loan, 5.74%, Maturing November 17, 2014	10,558,375
	MediaNews Group, Inc.
	2,169,185	Term Loan, 5.82%, Maturing August 25, 2010	1,193,052
	2,186,694	Term Loan, 7.07%, Maturing August 2, 2013	1,148,014
	Mediannuaire Holding
EUR	3,100,000	Term Loan, 6.62%, Maturing October 24, 2013	2,156,173
EUR	484,408	Term Loan, 7.38%, Maturing October 10, 2014	275,258
EUR	484,408	Term Loan, 7.88%, Maturing October 10, 2015	275,258
	Merrill Communications, LLC
	5,594,858	Term Loan, 5.98%, Maturing February 9, 2009	3,636,658

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Nebraska Book Co., Inc.
	3,933,965	Term Loan, 6.38%, Maturing March 4, 2011	$2,871,794
Nelson Education, Ltd.
	1,534,500	Term Loan, 6.26%, Maturing July 5, 2014	1,265,963
Newspaper Holdings, Inc.
	8,925,000	Term Loan, 4.38%, Maturing July 24, 2014	6,247,500
Nielsen Finance, LLC
	16,448,372	Term Loan, 4.80%, Maturing August 9, 2013	11,990,863
Penton Media, Inc.
	1,773,000	Term Loan, 5.66%, Maturing February 1, 2013	984,015
Philadelphia Newspapers, LLC
	2,171,434	Term Loan, 7.25%, Maturing June 29, 2013	651,430
R.H. Donnelley Corp.
	8,891,467	Term Loan, 6.85%, Maturing June 30, 2010	5,647,931
Reader's Digest Association, Inc. (The)
	4,750,000	Revolving Loan, 4.50%, Maturing March 2, 2013(2)	2,873,750
	13,176,670	Term Loan, 5.23%, Maturing March 2, 2014	6,720,102
Seat Pagine Gialle SpA
EUR	5,419,677	Term Loan, 4.61%, Maturing May 25, 2012	4,724,832
Source Interlink Companies, Inc.
	1,989,924	Term Loan, 6.47%, Maturing August 1, 2014	1,343,199
Source Media, Inc.
	2,020,155	Term Loan, 8.77%, Maturing November 8, 2011	1,363,605
Springer Science+Business Media
	945,117	Term Loan, 6.14%, Maturing May 5, 2011	663,945
	1,023,877	Term Loan, 6.51%, Maturing May 5, 2012	719,273
	945,117	Term Loan, 6.51%, Maturing May 5, 2012	663,945
Star Tribune Co. (The)
	1,629,375	Term Loan, 5.05%, Maturing March 5, 2014(3)	517,327
TL Acquisitions, Inc.
	2,112,538	Term Loan, 5.62%, Maturing July 5, 2014	1,585,578
Trader Media Corp.
GBP	6,321,250	Term Loan, 8.26%, Maturing March 23, 2015	5,264,581
Tribune Co.
	2,984,229	Term Loan, 7.08%, Maturing May 17, 2009	2,348,588
	1,943,408	Term Loan, 6.00%, Maturing May 17, 2014	872,590
	4,450,398	Term Loan, 6.50%, Maturing May 17, 2014	1,646,647
World Directories Acquisition
EUR	3,510,703	Term Loan, 6.72%, Maturing May 31, 2014	2,729,486
Xsys, Inc.
	3,795,776	Term Loan, 6.13%, Maturing September 27, 2013	2,381,849
	3,877,093	Term Loan, 6.13%, Maturing September 27, 2014	2,432,876
EUR	1,546,742	Term Loan, 7.54%, Maturing September 27, 2014	1,251,839
	1,290,100	Term Loan - Second Lien, 7.38%, Maturing September 27, 2015	541,842

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
YBR Acquisition BV
EUR	750,000	Term Loan, 7.01%, Maturing June 30, 2013	$736,053
EUR	1,500,000	Term Loan, 7.01%, Maturing June 30, 2013	1,472,105
EUR	750,000	Term Loan, 7.51%, Maturing June 30, 2014	737,115
EUR	1,500,000	Term Loan, 7.51%, Maturing June 30, 2014	1,474,229
Yell Group, PLC
	4,850,000	Term Loan, 6.12%, Maturing February 10, 2013	3,346,500
			$116,890,805
Radio and Television — 6.2%
Block Communications, Inc.
	1,796,684	Term Loan, 5.27%, Maturing December 22, 2011	$1,446,331
Citadel Broadcasting Corp.
	11,850,000	Term Loan, 5.07%, Maturing June 12, 2014	6,458,250
CMP Susquehanna Corp.
	4,143,857	Term Loan, 5.17%, Maturing May 5, 2013	1,864,736
Discovery Communications, Inc.
	2,987,026	Term Loan, 5.76%, Maturing April 30, 2014	2,476,245
Emmis Operating Co.
	2,213,145	Term Loan, 5.54%, Maturing November 2, 2013	1,272,558
Gray Television, Inc.
	3,512,396	Term Loan, 5.04%, Maturing January 19, 2015	2,002,066
LBI Media, Inc.
	1,950,000	Term Loan, 4.62%, Maturing March 31, 2012	1,228,500
NEP II, Inc.
	2,142,355	Term Loan, 6.01%, Maturing February 16, 2014	1,574,631
Nexstar Broadcasting, Inc.
	4,502,783	Term Loan, 5.51%, Maturing October 1, 2012	3,129,434
	4,261,057	Term Loan, 5.51%, Maturing October 1, 2012	2,961,434
NextMedia Operating, Inc.
	565,359	Term Loan, 7.26%, Maturing November 15, 2012	387,271
	251,266	Term Loan, 8.28%, Maturing November 15, 2012	172,118
PanAmSat Corp.
	2,458,662	Term Loan, 6.65%, Maturing January 3, 2014	2,040,690
	2,457,919	Term Loan, 6.65%, Maturing January 3, 2014	2,040,073
	2,457,919	Term Loan, 6.65%, Maturing January 3, 2014	2,040,073
Paxson Communications Corp.
	8,300,000	Term Loan, 8.00%, Maturing January 15, 2012	4,606,500
Raycom TV Broadcasting, LLC
	7,850,000	Term Loan, 3.69%, Maturing June 25, 2014	6,476,250
SFX Entertainment
	3,587,503	Term Loan, 7.02%, Maturing June 21, 2013	2,887,940
Spanish Broadcasting System, Inc.
	6,127,750	Term Loan, 5.52%, Maturing June 10, 2012	2,841,744

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	Tyrol Acquisition 2 SAS
EUR	2,800,000	Term Loan, 6.50%, Maturing January 19, 2015	$2,176,931
EUR	2,800,000	Term Loan, 7.40%, Maturing January 19, 2016	2,176,931
EUR	1,250,000	Term Loan - Second Lien, 7.75%, Maturing July 19, 2016	716,934
	Univision Communications, Inc.
	3,003,300	Term Loan - Second Lien, 5.50%, Maturing March 29, 2009	2,635,396
	21,150,000	Term Loan, 5.25%, Maturing September 29, 2014	11,495,025
	Young Broadcasting, Inc.
	3,516,863	Term Loan, 6.30%, Maturing November 3, 2012	2,325,525
			$69,433,586
	Rail Industries — 0.8%
	Kansas City Southern Railway Co.
	5,160,801	Term Loan, 5.21%, Maturing April 26, 2013	$4,464,093
	Rail America, Inc.
	311,600	Term Loan, 7.88%, Maturing August 14, 2009	278,882
	4,813,400	Term Loan, 7.88%, Maturing August 13, 2010	4,307,993
			$9,050,968
	Retailers (Except Food and Drug) — 2.6%
	American Achievement Corp.
	1,056,462	Term Loan, 5.07%, Maturing March 25, 2011	$950,816
	Amscan Holdings, Inc.
	1,576,000	Term Loan, 5.41%, Maturing May 25, 2013	1,182,000
	Claire's Stores, Inc.
	1,160,313	Term Loan, 5.85%, Maturing May 24, 2014	575,805
	Cumberland Farms, Inc.
	4,145,302	Term Loan, 5.26%, Maturing September 29, 2013	3,419,874
	Harbor Freight Tools USA, Inc.
	4,941,826	Term Loan, 5.43%, Maturing July 15, 2010	3,558,115
	Josten's Corp.
	2,392,586	Term Loan, 5.17%, Maturing October 4, 2011	1,994,819
	Mapco Express, Inc.
	755,157	Term Loan, 5.93%, Maturing April 28, 2011	471,973
	Orbitz Worldwide, Inc.
	3,885,750	Term Loan, 6.39%, Maturing July 25, 2014	2,496,594
	Oriental Trading Co., Inc.
	1,000,000	Term Loan - Second Lien, 9.12%, Maturing January 31, 2013	416,667
	5,628,137	Term Loan, 5.25%, Maturing July 31, 2013	3,454,269
	Rent-A-Center, Inc.
	2,582,943	Term Loan, 4.95%, Maturing November 15, 2012	2,092,184

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) (continued)
	Rover Acquisition Corp.
	2,954,887	Term Loan, 5.84%, Maturing October 26, 2013	$2,225,030
	Savers, Inc.
	1,029,746	Term Loan, 6.25%, Maturing August 11, 2012	813,499
	1,126,534	Term Loan, 6.25%, Maturing August 11, 2012	889,962
	The Yankee Candle Company, Inc.
	2,331,255	Term Loan, 5.76%, Maturing February 6, 2014	1,573,597
	Vivarte
EUR	2,500,000	Term Loan, 7.20%, Maturing May 29, 2015	1,388,348
EUR	2,500,000	Term Loan, 7.70%, Maturing May 29, 2016	1,388,348
			$28,891,900
	Steel — 0.1%
	Algoma Acquisition Corp.
	1,821,837	Term Loan, 6.00%, Maturing June 20, 2013	$1,475,688
			$1,475,688
	Surface Transport — 0.4%
	Delphi Acquisition Holding, Inc.
	1,000,000	Term Loan, 6.01%, Maturing April 10, 2015	$615,000
	1,000,000	Term Loan, 6.64%, Maturing April 10, 2016	615,000
	Ozburn-Hessey Holding Co., LLC
	1,281,857	Term Loan, 6.61%, Maturing August 9, 2012	1,147,262
	Swift Transportation Co., Inc.
	4,323,256	Term Loan, 6.06%, Maturing May 10, 2014	2,507,488
			$4,884,750
	Telecommunications — 4.1%
	Alaska Communications Systems Holdings, Inc.
	5,568,982	Term Loan, 5.51%, Maturing February 1, 2012	$4,557,282
	Alltell Communication
	994,975	Term Loan, 5.32%, Maturing May 16, 2014	949,704
	1,591,237	Term Loan, 5.50%, Maturing May 16, 2015	1,523,113
	Asurion Corp.
	8,525,000	Term Loan, 6.06%, Maturing July 13, 2012	6,379,539
	1,000,000	Term Loan - Second Lien, 10.84%, Maturing January 13, 2013	673,333
	Cellular South, Inc.
	1,143,750	Term Loan, 4.75%, Maturing May 29, 2014	966,469
	3,388,359	Term Loan, 5.08%, Maturing May 29, 2014	2,863,164
	Centennial Cellular Operating Co., LLC
	9,175,000	Term Loan, 5.64%, Maturing February 9, 2011	7,890,500
	CommScope, Inc.
	3,153,180	Term Loan, 6.10%, Maturing November 19, 2014	2,427,948

Principal Amount*		Borrower/Tranche Description	Value
Telecommunications (continued)
FairPoint Communications, Inc.
	2,000,000	Term Loan, 5.75%, Maturing March 31, 2015	$1,412,500
Intelsat Subsidiary Holding Co.
	2,694,386	Term Loan, 6.65%, Maturing July 3, 2013	2,232,972
IPC Systems, Inc.
	3,555,000	Term Loan, 6.01%, Maturing May 31, 2014	1,839,713
GBP	1,876,250	Term Loan, 8.56%, Maturing May 31, 2014	1,509,771
Macquarie UK Broadcast Ventures, Ltd.
GBP	2,508,196	Term Loan, 7.67%, Maturing December 26, 2014	3,163,658
NTelos, Inc.
	2,203,528	Term Loan, 5.37%, Maturing August 24, 2011	1,896,869
Palm, Inc.
	2,301,750	Term Loan, 7.27%, Maturing April 24, 2014	1,288,980
Stratos Global Corp.
	2,623,653	Term Loan, 6.26%, Maturing February 13, 2012	2,164,514
Telesat Canada, Inc.
	1,984,008	Term Loan, 6.34%, Maturing October 22, 2014	1,519,419
	170,399	Term Loan, 6.59%, Maturing October 22, 2014	130,497
			$45,389,945
Utilities — 2.5%
AEI Finance Holding, LLC
	636,381	Revolving Loan, 5.66%, Maturing March 30, 2012	$423,194
	4,319,465	Term Loan, 6.76%, Maturing March 30, 2014	2,872,444
BRSP, LLC
	5,233,016	Term Loan, 5.86%, Maturing July 13, 2009	3,738,467
Covanta Energy Corp.
	999,509	Term Loan, 3.95%, Maturing February 9, 2014	832,924
	1,999,799	Term Loan, 4.63%, Maturing February 9, 2014	1,666,498
Electricinvest Holding Co.
EUR	595,770	Term Loan, 8.94%, Maturing October 24, 2012	601,776
GBP	600,000	Term Loan, 10.10%, Maturing October 24, 2012	765,246
NRG Energy, Inc.
	4,364,395	Term Loan, 5.26%, Maturing June 1, 2014	3,800,659
	8,877,458	Term Loan, 5.26%, Maturing June 1, 2014	7,730,784
TXU Texas Competitive Electric Holdings Co., LLC
	1,475,000	Term Loan, 6.44%, Maturing October 10, 2014	1,151,606
	1,475,000	Term Loan, 6.66%, Maturing October 10, 2014	1,157,055
Vulcan Energy Corp.
	4,072,323	Term Loan, 6.25%, Maturing July 23, 2010	3,563,283
			$28,303,936
Total Senior Floating-Rate Interests (identified cost $2,022,667,121)			$1,426,253,411

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Corporate Bonds & Notes — 0.8%
	Principal Amount (000's omitted)	Security	Value
	Building and Development — 0.4%
	Grohe Holding GMBH, Variable Rate
EUR	6,500	8.193%, 1/15/14	$4,597,939
			$4,597,939
	Commercial Services — 0.1%
	Environmental System Products Holdings, Inc., Jr. Notes (PIK)
	673	18.00%, 3/31/15(4)	$53,840
			$53,840
	Electronics / Electrical — 0.1%
	NXP BV/NXP Funding, LLC, Variable Rate
	2,300	7.503%, 10/15/13	$1,020,625
			$1,020,625
	Telecommunications — 0.2%
	Qwest Corp., Sr. Notes, Variable Rate
	3,150	6.069%, 6/15/13	$2,299,500
			$2,299,500
Total Corporate Bonds & Notes (identified cost $13,867,903)			$7,971,904
	Asset Backed Securities — 0.3%
	Principal Amount (000's omitted)	Security	Value
	$2,570	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 4.826%, 6/15/29(6)(7)	$2,230,355
	1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 5.253%, 8/11/16(6)(7)	409,600
Total Asset Backed Securities (identified cost $3,570,422)			$2,639,955
	Common Stocks — 0.0%
	Shares	Security	Value
	Automotive — 0.0%
	133,410	Hayes Lemmerz International(8)	$177,435
			$177,435

Shares	Security	Value
Commercial Services — 0.0%
1,242	Environmental Systems Products Holdings, Inc.(4)(8)(9)	$0
		$0
Diversified Manufacturing — 0.0%
1,782	Gentek, Inc.(8)	$32,076
		$32,076
Investment Services — 0.0%
20,048	Safelite Realty Corp.(4)(9)	$0
		$0
Total Common Stocks (identified cost $1,334,100)		$209,511
Preferred Stocks — 0.0%
Shares	Security	Value
Automotive — 0.0%
445	Hayes Lemmerz International(8)(9)	$3,298
218	Key Plastics, LLC, Series A(4)(9)	0
		$3,298
Commercial Services — 0.0%
569	Environmental Systems Products Holdings, Series A(4)(8)(9)	$13,070
		$13,070
Total Preferred Stocks (identified cost $250,407)		$16,368
Warrants — 0.0%
Shares	Security	Value
Commercial Services — 0.0%
4,437	Citation A14 Expires 4/06/12(4)(8)	$0
6,545	Citation B18 Expires 4/06/12(4)(8)	0
		$0

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Shares	Security	Value
Diversified Manufacturing — 0.0%
1,930	Gentek, Inc., Class B Expires 10/31/08(8)(9)	$579
940	Gentek, Inc., Class C Expires 10/31/10(8)(9)	1,786
		$2,365
Total Warrants (identified cost $0)		$2,365
Short-Term Investments — 3.8%
Interest (000's omitted)	Description	Value
$42,176	Cash Management Portfolio, 1.90%(10)	$42,175,585
Total Short-Term Investments (identified cost $42,175,585)		$42,175,585
Total Investments — 132.2% (identified cost $2,083,865,538)		$1,479,269,099
Less Unfunded Loan Commitments — (1.9)%		$(20,785,584)
Net Investments — 130.3% (identified cost $2,063,079,954)		$1,458,483,515
Other Assets, Less Liabilities — (30.3)%		$(339,178,393)
Net Assets — 100.0%		$1,119,305,122

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound Sterling

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  This Senior Loan will settle after October 31, 2008, at which time the interest rate will be determined.

(6)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(7)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $2,639,955 or 0.2% of the Portfolio's net assets.

(8)  Non-income producing security.

(9)  Restricted security.

(10)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $2,020,904,369)	$1,416,307,930
Affiliated investment, at value (identified cost, $42,175,585)	42,175,585
Cash	4,758,407
Foreign currency, at value (identified cost, $1,184,878)	1,164,795
Receivable for investments sold	25,028,599
Interest receivable	12,948,476
Interest receivable from affiliated investment	23,154
Receivable for open forward foreign currency contracts	2,950,420
Prepaid expenses	155,218
Total assets	$1,505,512,584
Liabilities
Notes payable	$380,000,000
Payable for investments purchased	3,827,368
Payable to affiliate for investment adviser fee	598,927
Payable to affiliate for Trustees' fees	4,000
Payable for closed swap contracts	14,664
Accrued expenses	1,762,503
Total liabilities	$386,207,462
Net Assets applicable to investors' interest in Portfolio	$1,119,305,122
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,720,843,794
Net unrealized depreciation (computed on the basis of identified cost)	(601,538,672)
Total	$1,119,305,122

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest	$157,178,866
Interest income allocated from affiliated investment	1,104,064
Expenses allocated from affiliated investment	(150,494)
Total investment income	$158,132,436
Expenses
Investment adviser fee	$10,353,354
Trustees' fees and expenses	40,980
Interest expense and fees	18,179,352
Custodian fee	713,288
Legal and accounting services	552,216
Miscellaneous	101,244
Total expenses	$29,940,434
Deduct — Reduction of custodian fee	$13,029
Total expense reductions	$13,029
Net expenses	$29,927,405
Net investment income	$128,205,031
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(51,006,922)
Swap contracts	231,696
Foreign currency and forward foreign currency exchange contract transactions	30,023,775
Net realized loss	$(20,751,451)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(573,772,495)
Swap contracts	(367,002)
Foreign currency and forward foreign currency exchange contracts	4,604,136
Net change in unrealized appreciation (depreciation)	$(569,535,361)
Net realized and unrealized loss	$(590,286,812)
Net decrease in net assets from operations	$(462,081,781)

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Period Ended October 31, 2007(1)	Year Ended November 30, 2006
From operations — Net investment income	$128,205,031	$166,214,896	$189,359,728
Net realized gain (loss) from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(20,751,451)	1,101,029	(12,277,527)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(569,535,361)	(67,085,539)	13,528,611
Net increase (decrease) in net assets from operations	$(462,081,781)	$100,230,386	$190,610,812
Capital transactions — Contributions	$1,858,796,192	$190,766,237	$195,494,844
Withdrawals	(2,611,778,134)	(602,426,148)	(794,697,437)
Net decrease in net assets from capital transactions	$(752,981,942)	$(411,659,911)	$(599,202,593)
Net decrease in net assets	$(1,215,063,723)	$(311,429,525)	$(408,591,781)
Net Assets
At beginning of period	$2,334,368,845	$2,645,798,370	$3,054,390,151
At end of period	$1,119,305,122	$2,334,368,845	$2,645,798,370

(1)  For the eleven months ended October 31, 2007.

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statement of Cash Flows

Cash Flows From Operating Activities	For the Year Ended October 31, 2008
Net decrease in net assets from operations	$(462,081,781)
Adjustments to reconcile net descrease in net assets from operations to net cash provided by operating activities:
Investment purchased	(152,912,563)
Investment sold and principal repayments	818,344,546
Net amortization of premium (discount)	(112,780)
Increase in short term investments, net	(29,525,988)
Decrease in interest receivable	9,188,741
Decrease in interest receivable from affiliated investment	133,037
Decrease in payable for investments purchased	(24,826,168)
Increase in receivable for investments sold	(5,402,382)
Decrease in receivable for open swap contracts	367,430
Increase in receivable for open forward foreign currency contracts	(2,949,980)
Decrease in prepaid expenses	159,599
Decrease in payable for open swap contracts	(427)
Increase in payable for closed swap contracts	14,664
Decrease in payable for open forward foreign currency contracts	(2,092,928)
Decrease in payable to affiliate for investment adviser fee	(413,434)
Increase in payable to affiliate for Trustees' fees	1,031
Decrease in unfunded loan commitments	(16,735,845)
Decrease in accrued expenses	(791,463)
Net change in unrealized (appreciation) depreciation on investments	573,772,495
Net realized (gain) loss on investments	51,006,922
Net cash provided by operating activities	$755,142,726
Cash Flows From Financing Activities
Decrease in notes payable	$(15,000,000)
Proceeds from capital contributions	1,858,796,192
Payments for capital withdrawals	(2,611,778,134)
Net cash used in financing activities	$(767,981,942)
Net decrease in cash	$(12,839,216)
Cash at beginning of year	$18,762,418
Cash at end of year(1)	$5,923,202
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$18,798,764

(1) Includes foreign currency, at value.

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended	Period Ended		Year Ended November 30,
	October 31, 2008	October 31, 2007(1)		2006	2005		2004		2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.66%	0.58	%(3)	0.51%	0.50%		0.50%		0.51%
Interest expense and fees	0.98%	0.70	%(3)	0.01%	0.00	%(4)	0.00	%(4)	0.01%
Total expenses	1.64%	1.28	%(3)	0.52%	0.50%		0.51%		0.51%
Net investment income	7.01%	7.18	%(3)	6.57%	5.00%		3.82%		4.14%
Portfolio Turnover	7%	55%		51%	65%		87%		47%
Total Return	(26.81)%	3.89	%(5)	6.88%	5.27%		6.15%		8.19%
Net assets, end of period (000's omitted)	$1,119,305	$2,334,369		$2,645,798	$3,054,390		$3,340,152		$3,384,305

(1)  For the eleven months ended October 31, 2007.

(2)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)  Annualized.

(4)  Rounds to less than 0.01%.

(5)  Not annualized.

See notes to financial statements

Senior Debt Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Floating-Rate Advantage Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Debt obligations, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique

Senior Debt Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

Senior Debt Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio's average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, 0.40% over $2 billion up to and including $7 billion, and at reduced rates as average daily gross assets exceed that level and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $10,495,312 of which $141,958 was allocated from Cash Management and $10,353,354 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.57% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $152,912,563 and $818,344,546, respectively, for the year ended October 31, 2008.

Senior Debt Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,062,902,400
Gross unrealized appreciation	$194,155
Gross unrealized depreciation	(604,613,040)
Net unrealized depreciation	$(604,418,885)

The net unrealized depreciation on foreign currency and forward foreign currency exchange contracts on a federal tax basis was $3,057,765.

5  Restricted Securities

At October 31, 2008, the Portfolio owned the following securities (representing less than 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value
Common Stocks
Environmental Systems Products Holdings, Inc.	10/24/00	1,242	$0	$0
Safelite Realty Corp.	9/29/00 - 11/10/00	20,048	0	0
			$0	$0
Preferred Stocks
Environmental Systems Products Holdings, Series A	10/25/07	569	$9,958	$13,070
Hayes Lemmerz International	6/04/03	445	22,250	3,298
Key Plastics, LLC, Series A	4/26/01	218	218,200	0
			$250,408	$16,368

Description	Date of Acquisition	Shares	Cost	Value
Warrants
Gentek, Inc., Class B, Expires 10/31/08	11/11/03	1,930	$0	$579
Gentek, Inc., Class C, Expires 10/31/10	11/11/03	940	0	1,786
			$0	$2,365
Total Restricted Securities			$250,408	$18,733

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation
11/28/08	British Pound Sterling 27,109,023	United States Dollar 44,371,235	$808,391
11/28/08	Euro 98,466,349	United States Dollar 127,525,737	2,142,029
			$2,950,420

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Senior Debt Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended, (the "Agreement") with conduit lenders and a bank that allows it to borrow up to $800 million and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits' commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Portfolio also pays a program fee of 0.325% (0.23% prior to February 14, 2008) per annum on its outstanding borrowings to administer the facility and a commitment fee of 0.175% (0.10% prior to February 14, 2008) per annum on the amount of the facility. Program and commitment fees for the year ended October 31, 2008 totaled $1,306,668 and are included in interest expense in the Statement of Operations. In connection with the structuring of the Agreement, the Portfolio is obligated to pay a fee of $1 million in quarterly installments of $50,000 through February 2012. The entire unpaid balance is payable on termination date if the Agreement is terminated by the Portfolio within the first five years and eliminated if the Agreement is terminated by the lenders at their discretion except for an event of default by the Portfolio. At October 31, 2008, the Portfolio had borrowings outstanding under the Agreement of $380,000,000 at an interest rate of 3.47%. For the year ended October 31, 2008, the average borrowings under the Agreement and the average interest rate were $419,849,727 and 3.66%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign security markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to a greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

10  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

Senior Debt Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Eaton Vance Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Debt Portfolio (the "Portfolio") as of October 31, 2008, the related statements of operations, cash flows, and changes in net assets for the year then ended, the statements of changes in net assets for the eleven months ended October 31, 2007, and the year ended November 30, 2006, and the supplementary data for the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2008, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Debt Portfolio as of October 31, 2008, the results of its operations and its cash flows, changes in its net assets for the year then ended, the eleven months ended October 31, 2007, and the year ended November 30, 2006, and the supplementary data for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

Eaton Vance Floating-Rate Advantage Fund
Senior Debt Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Floating-Rate Advantage Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	113,625,557	2,783,309
Thomas E. Faust Jr.	113,598,139	2,810,727
Allen R. Freedman	113,604,163	2,804,703
William H. Park	113,626,411	2,782,455
Ronald A. Pearlman	113,578,886	2,829,980
Helen Frame Peters	113,581,862	2,827,004
Heidi L. Steiger	113,640,834	2,768,032
Lynn A. Stout	113,657,232	2,751,634
Ralph F. Verni	113,607,783	2,801,083

Each nominee was also elected a Trustee of the Senior Debt Portfolio.

Senior Debt Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	98%	2%
Thomas E. Faust Jr.	98%	2%
Allen R. Freedman	98%	2%
William H. Park	98%	2%
Ronald A. Pearlman	98%	2%
Helen Frame Peters	98%	2%
Heidi L. Steiger	98%	2%
Lynn A. Stout	98%	2%
Ralph F. Verni	98%	2%

Results are rounded to the nearest whole number.

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Senior Debt Portfolio (the "Portfolio"), the portfolio in which Eaton Vance Floating-Rate Advantage Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser's large group of bank loan investment professionals and other personnel who provide services to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

In assessing the Fund's investment performance, the Board noted that the Fund is the successor to the operations of Eaton Vance Prime Rate Reserves (the "Predecessor Fund"), which like the Fund, invested in Senior Debt Portfolio prior to its reorganization into the Fund on March 14, 2008. The Board compared the Predecessor Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Predecessor Fund. The Board noted that the Predecessor Fund's performance relative to its peers was affected by management's focus on reducing volatility. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and total expense ratio of the Predecessor Fund for the one-year period ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. In assessing this information, the Board noted that the management fees applicable to the Fund and the Predecessor Fund are identical.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the total expense ratio anticipated with respect to the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Predecessor Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Predecessor Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Predecessor Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Floating-Rate Advantage Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Eaton Vance Floating-Rate Advantage Fund

MANAGEMENT AND ORGANIZATION CONT'D

Noninterested Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Eaton Vance Floating-Rate Advantage Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1992.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Senior Debt Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Advantage Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3232-12/08  FRASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Tax-Managed Small Cap Value Fund, Eaton Vance Tax-Managed Mid-Cap Core Fund,  Eaton Vance Multi-Cap Opportunity Fund, Eaton Vance Tax-Managed Value Fund, Eaton Vance Tax-Managed International Equity Fund, Eaton Vance Tax-Managed Small-Cap Growth Fund,  Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance High Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate High Income Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Strategic Income Fund, Eaton Vance Global Macro Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance International Income Fund, Eaton Vance Low Duration Fund, Eaton Vance Government Obligations Fund, Eaton Vance Diversified Income Fund, Eaton Vance Equity Research Fund ,Eaton Vance Tax-Managed Dividend Income Fund , Eaton Vance Dividend Income Fund, Eaton Vance International Equity Fund and Eaton Vance Structured Emerging Markets Fund, Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund  (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 29 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

With the exception of Floating-Rate Advantage Fund, the following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended October 31, 2007 and October 31, 2008 or for those Funds which have not completed two years of operations, for such fiscal periods as indicated on the following tables,  by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods. In 2007, Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund changed their fiscal year ends from December 31 to October 31. The Eaton Vance Global Macro Fund, Eaton Vance Emerging Markets Local Income Fund, and Eaton Vance International Income Fund commenced operations June 27, 2007. The Eaton Vance Floating-Rate Advantage Fund commenced operations on the close of business on March 14, 2008. Accordingly the tables for these Funds show fee information for the fiscal years ended October 31, 2007, October 31, 2008, respectively.

Eaton Vance Tax-Managed Small-Cap Value Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$10,410	$11,260

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,541	6,770

All Other Fees(3)	0	0

Total	$16,951	$18,030

Eaton Vance Tax-Managed Mid-Cap Core Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$10,410	$11,260

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,769	7,010

All Other Fees(3)	0	0

Total	$17,179	$18,270

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$12,620	$13,550

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,541	6,770

All Other Fees(3)	0	0

Total	$19,161	$20,320

Eaton Vance Tax-Managed Value Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$13,880	$15,850

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,769	7,010

All Other Fees(3)	0	0

Total	$20,649	$22,860

Eaton Vance Tax-Managed International Equity Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$13,880	$13,550

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,655	6,890

All Other Fees(3)	0	0

Total	$20,535	$20,440

Eaton Vance Tax-Managed Small-Cap Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$16,880	$17,960

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,769	7,010

All Other Fees(3)	0	0

Total	$23,649	$24,970

Eaton Vance Tax Managed Equity Asset Allocation Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$51,880	$51,835

Audit-Related Fees(1)	0	0

Tax Fees(2)	18,050	18,690

All Other Fees(3)	0	0

Total	$69,930	$70,525

Eaton Vance High Income Opportunities Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$13,780	$14,850

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,541	6,770

All Other Fees(3)	0	0

Total	$20,321	$21,620

Eaton Vance Floating-Rate Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$13,530	$14,600

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,769	7,010

All Other Fees(3)	0	0

Total	$20,299	$21,610

Eaton Vance Floating-Rate & High Income Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$13,530	$14,600

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,769	7,010

All Other Fees(3)	0	0

Total	$20,299	$21,610

Eaton Vance Strategic Income Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$30,000	$32,085

Audit-Related Fees(1)	0	0

Tax Fees(2)	19,000	19,670

All Other Fees(3)	0	504

Total	$49,000	$52,259

Eaton Vance Global Macro Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$18,000	$19,665

Audit-Related Fees(1)	0	0

Tax Fees(2)	10,000	10,350

All Other Fees(3)	0	0

Total	$28,000	$30,015

Eaton Vance Emerging Markets Local Income Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$10,500	$11,905

Audit-Related Fees(1)	0	0

Tax Fees(2)	8,500	8,800

All Other Fees(3)	0	0

Total	$19,000	$20,705

Eaton Vance International Income Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$10,500	$11,905

Audit-Related Fees(1)	0	0

Tax Fees(2)	8,500	8,800

All Other Fees(3)	0	0

Total	$19,000	$20,705

Eaton Vance Low Duration Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$24,000	$25,875

Audit-Related Fees(1)	0	0

Tax Fees(2)	12,000	12,420

All Other Fees(3)	0	0

Total	$36,000	$38,295

Eaton Vance Government Obligations Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$24,000	$25,875

Audit-Related Fees(1)	0	0

Tax Fees(2)	11,000	11,390

All Other Fees(3)	0	0

Total	$35,000	$37,265

Eaton Vance Diversified Income Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$20,000	$19,665

Audit-Related Fees(1)	0	0

Tax Fees(2)	15,000	16,530

All Other Fees(3)	0	0

Total	$35,000	$36,195

Eaton Vance Floating-Rate Advantage Fund

Period Ended	10/31/08

Audit Fees	$17,585

Audit-Related Fees(1)	0

Tax Fees(2)	20,000

All Other Fees(3)	0

Total	$37,585

Eaton Vance Large-Cap Core Research Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$25,000	$24,835

Audit-Related Fees(1)	0	0

Tax Fees(2)	7,800	8,080

All Other Fees(3)	0	5

Total	$32,800	$32,920

Eaton Vance Tax-Managed Dividend Income Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$49,980	$51,315

Audit-Related Fees(1)	0	0

Tax Fees(2)	9,957	10,310

All Other Fees(3)	0	194

Total	$59,937	$61,819

Eaton Vance Dividend Income Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$12,750	$13,690

Audit-Related Fees(1)	0	0

Tax Fees(2)	8,280	8,570

All Other Fees(3)	0	0

Total	$21,030	$22,260

Eaton Vance International Equity Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$12,750	$13,690

Audit-Related Fees(1)	0	0

Tax Fees(2)	8,280	8,570

All Other Fees(3)	0	0

Total	$21,030	$22,260

Eaton Vance Structured Emerging Markets Fund

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$70,000	$71,415

Audit-Related Fees(1)	0	0

Tax Fees(2)	11,000	11,390

All Other Fees(3)	0	0

Total	$81,000	$82,805

Eaton Vance Cash Management Fund

Fiscal Years Ended	12/31/2006	1/1/2007– 10/31/2007	10/31/2008

Audit Fees	$11,900	$15,000	$16,555

Audit-Related fees (1)	$0	$0	$0

Tax Fees (2)	$5,875	$5,800	$6,010

All Other Fees (3)	$0	$0	$0

Total	$17,775	$20,800	$22,565

Eaton Vance Money Market Fund

Fiscal Years Ended	12/31/2006	1/1/2007– 10/31/2007	10/31/2008

Audit Fees	$11,900	$15,000	$16,555

Audit-Related fees (1)	0	0	$0

Tax Fees (2)	$5,875	$5,800	$6,010

All Other Fees (3)	0	0	$0

Total	$17,775	$20,800	$22,565

(1)          Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)          Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)          All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.  For certain Series, Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006.  During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years	12/31/06		10/31/07		12/31/07		10/31/08
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$74,200	$22,670	$0	$43,070	$0	$0	$0	$939,405

Audit-Related Fees(1)	0	0	0	0	0	0	0	0

Tax Fees(2)	$31,500	$11,550	0	$0	$0	$0	0	$309,560

All Other Fees(3)	0	0	0	0	0	0	0	58,322

Total	$105,700	$34,220	$0	$62,360	$0	$0	$0	$1,307,287

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended October 31, 2007 and October 31, 2008, the Fund was billed $35,000 and $40,000 by PwC and D&T, respectively, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.  For the fiscal years ended 2006, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

Fiscal
Years	12/31/06		10/31/07		12/31/07		10/31/08
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$31,500	$11,550	$0	$19,290	$0	$0	$0	$367,882

Eaton Vance(2)	$83,416	$42,100	$68,486	$72,100	$0	$0	$125,781	$317,301

(1)          Includes all of the Series of the Trust.  During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)          Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 15, 2008

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 15, 2008